OMB APPROVAL

OMB Number: 3235-0570

Expires: January 31, 2014

Estimated average burden hours per response: 20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8319

ING Partners, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2011 to December 31, 2011

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2011

Classes ADV, I, S and S2

ING Partners, Inc.

■  ING American Century Small-Mid Cap Value Portfolio

■  ING Baron Small Cap Growth Portfolio

■  ING Columbia Small Cap Value II Portfolio

■  ING Davis New York Venture Portfolio

■  ING Global Bond Portfolio

■  ING Invesco Van Kampen Comstock Portfolio

■  ING Invesco Van Kampen Equity and Income Portfolio

■  ING JPMorgan Mid Cap Value Portfolio

■  ING Oppenheimer Global Portfolio

■  ING PIMCO Total Return Portfolio

■  ING Pioneer High Yield Portfolio

■  ING T. Rowe Price Diversified Mid Cap Growth Portfolio

■  ING T. Rowe Price Growth Equity Portfolio

■  ING Templeton Foreign Equity Portfolio

■  ING Thornburg Value Portfolio

■  ING UBS U.S. Large Cap Equity Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1

Market Perspective	3

Portfolio Managers' Reports	6

Shareholder Expense Examples	38

Report of Independent Registered Public Accounting Firm	41

Statements of Assets and Liabilities	42

Statements of Operations	50

Statements of Changes in Net Assets	54

Financial Highlights	62

Notes to Financial Statements	69

Summary Portfolios of Investments	93

Tax Information	178

Director and Officer Information	180

Shareholder Meeting Information	184

Advisory Contract Approval Discussion	185

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor's downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional "supercommittee" on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone's debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don't try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 3, 2012

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

(THIS PAGE INTENTIONALLY LEFT BLANK)

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world's economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the "Arab Spring" in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54)% for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product ("GDP") growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter's figure was finalized at just 1.3%, the common assessment was that the economy was operating at "stall-speed". There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country's credit rating. A bipartisan "Debt Super Committee" appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers' indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone's sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank ("ECB") stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06)% for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone's problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower of higher than the performance data shown. Please call (800) 262-3862 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bank of America/Merrill Lynch All U.S. Convertibles (Speculative Grade) Index	An unmanaged index that includes about 270 convertible securities and represents the non-investment-grade convertible market.

Bank of America/Merrill Lynch High Yield Master II Index	A broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year period. The quality rating is less than BBB by Standard & Poor's.

Barclays Capital Global Aggregate Index	provides a broad-based measure of the global investment-grade fixed-rate debt markets.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Government/Credit Bond Index	An index made up of the Barclays Capital Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

MSCI All Country World ex U.S. IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI All Country World IndexSM	A broad-based unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

MSCI EAFE® Index	an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market market equity performance in Japan.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Index	An unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.

Russell 2000® Value Index	An unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower than forecasted growth values.

Russell 2500TM Value Index	Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index	An unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

S&P MidCap 400 Index	A broad-based unmanaged capitalization weighted index of mid-capitalization companies.

S&P Small Cap 600/CitigroupValue Index	Measures the performance of those S&P 600 Index companies with lower price-to-book ratios.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

S&P/Citigroup World Government Bond Index	S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year.

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING American Century Small-Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Benjamin Z. Giele and James Pitman (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney, Phillip N. Davidson, and Michael Liss (responsible for the Mid Cap Value portion of the Portfolio), Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class S shares provided a total return of (3.16)% compared to the Russell 2500TM Value Index and the S&P Small Cap 600/CitigroupValue Index, which returned (3.36)% and (1.38)%, respectively, for the same period.

Portfolio Specifics: Stocks recorded mixed results in 2011 as some indices eked out small gains and others posted modest losses. Market volatility was high as investors confronted political turmoil in the Middle East; Japan's earthquake, tsunami, and nuclear accident; the European debt crisis; and a political stalemate in the U.S. over the raising of the debt ceiling. Lackluster U.S. growth also dampened investor sentiment, though conditions improved in the final months of the year. Corporate earnings remained solid and employers began to add jobs. Investors generally favored higher-yielding securities. Large cap growth stocks outperformed their value counterparts and small cap value stocks beat their growth counterparts, but mid cap value stocks narrowly outperformed mid cap growth stocks.

Small Cap Value* — The portfolio's return for the year was quite close to that of the Russell 2000® Value Index before deduction of expenses. Investments in the information technology and industrials sectors contributed to relative performance versus the Russell 2000® Value Index. In information technology, the portfolio benefitted from holdings among semiconductor stocks and IT services names. Notable contributors were semiconductor maker National Semiconductor Corp.; Total System Services, Inc., an electronic payment processor; and communications clearinghouse NeuStar, Inc. In industrials, an underweight in commercial services and supplies added value. Stock selection among electrical equipment companies and professional services stocks also enhanced results. A key contributor was Mistras Group, Inc., which provides non-destructive testing and inspection services and software for analyzing energy, industrial and public infrastructure. The energy and financials sectors detracted from performance. In energy, the portfolio was hampered by its investments in the oil, gas and consumable fuels industry. Detractors included independent oil and gas exploration company Penn Virginia Corp.; oil tanker company Overseas Shipholding Group; and coal producer Patriot Coal Corp. In financials, commercial banking was a source of weakness. A notable detractor was regional bank First Horizon National Corp.

Mid Cap Value* — The portfolio outperformed relative to the Russell Mid Cap Value Index. The portfolio benefited from positions in the financials, consumer staples, and energy sectors. In financials, an underweight and effective security selection contributed to relative results. Within the insurance industry, the portfolio benefited from owning TransAtlantic Holdings, Inc., a global reinsurance company. An investment in American Tower Corp. ("American Tower"), which is not represented in the benchmark, was also advantageous. American Tower announced it was planning to convert itself into a real estate investment trust ("REIT") at the end of 2011, attracting more investors to the stock. (The conversion led to American Tower's reclassification from a telecommunications stock to a REIT.) The financials sector was also the source of two top detractors, Northern Trust Corp. and Hudson City Bancorp., Inc. In consumer staples, an overweight added to relative performance as did the portfolio's focus on high-quality names such as Kimberly-Clark Corp. and General Mills, Inc. The energy sector supplied two notable contributors: EQT Corp., a low-cost producer of unconventional tight-shale natural gas, and Imperial Oil Ltd., a Canadian energy company. Detracting from relative performance were positions in the consumer discretionary and utilities sectors. In consumer discretionary, an underweight in the media industry slowed relative performance. The household durables and specialty retailing industries provided key detractors, appliance manufacturer Whirlpool Corp. and office supply retailer Staples. An underweight in utilities dampened relative results. Utilities stocks, which are generally viewed as defensive instruments in difficult economic times, outperformed. The portfolio management team considers many utilities stocks overvalued.

Current Strategy and Outlook: Small Cap Value* — The portfolio management team takes a fundamental, bottom-up approach, evaluating each company individually on its own merits and building the portfolio from the ground up, one stock at a time. As of December 31, 2011, the portfolio was broadly diversified, with overweight positions relative to the benchmark in information technology, industrials and health care and underweights in financials and utilities.

Mid Cap Value* — The portfolio management team takes a fundamental, bottom-up approach, evaluating each company individually on its own merits and building the portfolio from the ground up, one stock at a time. As of December 31, 2011, the portfolio was broadly diversified, with overweight positions relative to the benchmark in industrials and health care, and underweights in financials, utilities, information technology, and consumer discretionary stocks.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Financials	27.1%
Industrials	16.7%
Consumer Discretionary	9.6%
Utilities	9.4%
Health Care	9.0%
Information Technology	8.2%
Consumer Staples	6.3%
Energy	5.8%
Materials	4.4%
Telecommunications	2.3%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011*
(as a percentage of net assets)

Republic Services, Inc.	2.0%
Northern Trust Corp.	1.6%
iShares Russell Midcap Value Index Fund	1.5%
HCC Insurance Holdings, Inc.	1.4%
Zimmer Holdings, Inc.	1.3%
Ralcorp Holdings, Inc.	1.3%
Lowe's Cos., Inc.	1.3%
Imperial Oil Ltd.	1.3%
Bemis Co., Inc.	1.2%
Great Plains Energy, Inc.	1.2%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  For purposes of these discussions, "the portfolio" refers to each respectively managed portion of ING American Century Small-Mid Cap Value Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002	Since Inception of Class S2 February 27, 2009
Class ADV	(3.47)%	2.44%	6.63%	—
Class I	(2.97)%	2.96%	7.17%	—
Class S	(3.16)%	2.71%	6.90%	—
Class S2	(3.33)%	—	—	27.06%
Russell 2500TM Value Index	(3.36)%	(0.58)%	6.33%	27.74	%(1)
S&P Small Cap 600/Citigroup Value Index	(1.38)%	0.12%	5.61%	28.06	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the indices is shown from March 1, 2009.

ING BARON SMALL CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Baron Small Cap Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager of BAMCO, Inc. ("BAMCO") — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class S shares provided a total return of 2.22% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned (2.91)% and (4.18)%, respectively, for the same period.

Portfolio Specifics: The U.S. stock markets rebounded in the fourth quarter of 2011 following a sharp correction in the third quarter. The markets benefited from generally positive economic data and strong reported business results. We believe the primary reason for the rebound was that a number of economic indicators provided reassurance that a recession was not imminent, as had been feared in the fall. The markets, however, remain dominated by macro concerns. Daily headlines concerning developments in Europe have led to continued volatility.

The two sectors that contributed the most to absolute performance were energy and industrials.

Energy stocks finally showed some life in the fourth quarter. While the near-term macro backdrop is uncertain, over the long-term we believe that global economic growth will generate higher demand in energy. Southern Union Co., one of the nation's leading diversified natural gas companies, was the largest absolute contributor to performance. The company gained for the year as it was subject to a takeover battle between The Williams Companies, Inc. and Energy Transfer Equity, L.P. ("ETE"). ETE emerged as the winner, ultimately paying 33% more than its original offer. We exited our position.

Industrial stocks rallied in the fourth quarter after pulling back sharply in the third quarter. Industrial stock prices are highly sensitive to the macro outlook, yet not always indicative of the fundamentals of each company. For example, Generac Holdings, Inc. a leading manufacturer of standby and portable generators for the residential, industrial, and commercial markets, performed well for the year as the company had strong second half sales driven by severe power outages caused by seasonal storms.

Healthcare performance has been weak due to continued high unemployment and low consumer confidence. For people with health insurance, employers are shifting more of the cost burden to employees, resulting in higher deductibles, co-payments and co-insurance. As a result, people are consuming less healthcare. We believe the winners will be healthcare companies that can reduce costs and enhance efficiency while improving patient outcomes and benefiting from the aging of the population. In our view, examples are Edwards Lifesciences Corp. a leading manufacturer of heart valves used in surgical and transcatheter heart-valve replacement, and Community Health Systems, Inc. ("Community") a leading operator of hospitals, the majority of which are sole providers in mostly rural and suburban U.S. markets. Community's shares dropped sharply after acquisition target Tenet Healthcare accused the company of improper Medicare billing. Hospital stocks, including Community, ended the year trading at historically low multiples due to budget concerns and uncertainty about health care reform. We think Community's stock is oversold, trading at a steep discount to per-bed replacement costs while overlooking the potential for margin improvement from recently acquired facilities.

The individual stock that detracted the most from absolute performance was Anhanguera Educacional Participacoes S/A ("Anhanguera") (consumer discretionary). Anhangerua is the leading private, post-secondary education company in Brazil. We thought that Anhanguera would be the main beneficiary of Brazil's need for skilled workers and an emerging middle class seeking private post-secondary degrees to gain credentials. This year, our investment thesis was overshadowed by multiple headwinds including postponement of government civil service exams that adversely affected enrollment and margin dilution from the largest merger and acquisition in its history. The Portfolio's investments within the energy, industrials, and consumer discretionary sectors were the largest contributors to relative results for the year. Within energy, strength in crude prices coupled with opportunistic acquisitions, led to outperformance of the majority of the energy holdings and translated to positive stock selection effect. The Portfolio's holdings in the oil and gas exploration and production segment also performed well during the year. In industrials, positive stock selection effect was mostly driven by outperformance of Generac Holdings, Inc. and Genesee & Wyoming, Inc. Within consumer discretionary, positive stock selection effect was largely the result of outperformance of Panera Bread Co. and Peet's Coffee & Tea, Inc.

The Portfolio's investments in healthcare and financials were the largest detractors from relative performance. Within healthcare, weakness was mainly attributable to underperformance of the Portfolio's healthcare facilities holdings, led by Community. Within financials, the Portfolio's holdings in consumer and specialized finance were the largest detractors from relative results. Unfavorable stock selection in financials was partially offset by the Fund's larger exposure to the sector, one of the better performing sectors in the benchmark, which positively impacted relative results.

Current Strategy and Outlook: Although there are still U.S. fiscal issues and a somewhat dysfunctional government, we think the U.S. consumer has remained resilient and corporate America has remained strong. We think the balance sheets for the companies we own are mostly solid, and we believe businesses are equipped with ample capital to fund growth opportunities, make acquisitions, or return capital to shareholders. And though there is momentum at present, we think we are in for a period of modest general economic growth. Even in this environment, we believe the businesses in which we have invested can grow earnings and accrete value. We do not believe this growth is reflected in the trading multiples, so we expect multiple expansions in the future when the focus of the markets returns to fundamentals. We believe that current stock market valuations are compelling. U.S. interest rates remain near historically low levels, and the fixed income markets offer limited inflation-adjusted returns. There are important trends occurring in several industries that we believe offer growth opportunities over the next few years independent of normal business cycles. In our search for new companies, we seek businesses with what we believe are visionary leaders that are separating themselves from competitors through efficient operations, strong balance sheets, unique assets or properties and, in many cases, innovative and game changing technology.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Consumer Discretionary	24.4%
Industrials	17.0%
Information Technology	14.2%
Health Care	12.9%
Financials	11.4%
Energy	11.0%
Consumer Staples	4.6%
Utilities	1.6%
Telecommunications	0.6%
Materials	0.4%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011
(as a percentage of net assets)

AMERIGROUP Corp.	2.9%
Dick's Sporting Goods, Inc.	2.9%
Genesee & Wyoming, Inc.	2.9%
Choice Hotels International, Inc.	2.8%
Vail Resorts, Inc.	2.7%
Core Laboratories NV	2.7%
Mettler Toledo International, Inc.	2.3%
LKQ Corp.	2.3%
MSCI, Inc. — Class A	2.2%
Panera Bread Co.	2.2%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING BARON SMALL CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002	Since Inception of Class S2 February 27, 2009
Class ADV	1.89%	1.46%	7.24%	—
Class I	2.43%	1.97%	7.78%	—
Class S	2.22%	1.73%	7.52%	—
Class S2	2.05%	—	—	28.37%
Russell 2000® Growth Index	(2.91)%	2.09%	5.09%	28.50	%(1)
Russell 2000® Index	(4.18)%	0.15%	5.29%	27.26	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Baron Small Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from March 1, 2009.

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Columbia Small Cap Value Portfolio II (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christian Stadlinger and Jarl Ginsberg, Portfolio Managers, of Columbia Investment Management Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares provided a total return of (2.48)% compared to the Russell 2000® Value Index, which returned (5.50)% for the same period.

Portfolio Specifics: The year 2011 was marked by volatility and reversals. The year began with several macro issues such as the unrest in the Middle East and North Africa and subsequent regime changes in the region followed by natural disasters and a nuclear crisis in Japan, the ongoing European debt crisis, Standard & Poor's historic downgrade of U.S. sovereign debt, stunted global economic growth and a persistently high unemployment rate in the U.S. On the upside, all this was mitigated by slow underlying improvement in U.S. economic data. Next, while equity markets experienced record highs and lows, in the end equity returns were lackluster. Third quarter indices experienced one of their worst losses in history, while fourth quarter indices posted one of their strongest gains helping to make 2011 a year of reversals.

The small cap market's overall performance in 2011 was negative as the Russell 2000® Value Index posted a (5.50)% return. The Portfolio fared better, outperforming the benchmark.

As a result of the aforementioned volatility, markets were risk averse leading to outperformance by the defensive sectors (utilities, healthcare and consumer staples) and underperformance by the cyclical sectors (information technology, materials and industrials). This was reflected in the Portfolio's sector returns as utilities, consumer staples and healthcare outperformed with double digit performances while materials suffered the most with a double digit loss followed by information technology. The Portfolio was overweight information technology, consumer staples and industrials and underweight financials, utilities and consumer discretionary. However, the impact of sector weights was small. The underweight to utilities and to a much lesser extent, the overweight to information technology, detracted from sector performance.

Stock selection was positive in virtually all of the sectors with materials being the only sector to detract from results. Stock selection drove performance and was most positive in consumer discretionary and industrials, bolstering returns considerably. These were followed by healthcare, energy, consumer staples and information technology.

Stock selection in consumer discretionary was the most positive contributor to returns. Strong performances by Domino's Pizza, Inc. ("Domino's") and specialty retailer GNC Holdings, Inc. ("GNC") benefited returns. Domino's advanced on several fronts during the year as they benefited from better-than-expected results in their domestic and international same store sales, robust international store growth, and generally higher traffic following a well-advertised upgrade of their pizza recipe. Meanwhile, shares of nutritional products company GNC continued to rise as investors became more confident that higher sales and improving merchandising margins may lead to upside. Selection in household durables also benefited returns as the Portfolio avoided many benchmark underperformers.

Stock selection was also positive in industrials led by United Rentals, Inc. The company benefited as economic signs improved and on a trend towards renting rather than owning equipment in an uncertain environment. Stock selection in the healthcare industry was positive driven by the Portfolio's emphasis on managed healthcare companies such as Centene Corp, Wellcare Health Plans and other solid portfolio performers. Late in the year managed healthcare company HealthSpring, Inc. was acquired by a competitor confirming the strategic value of Medicare and Medicaid managed care companies. Stock selection was also positive in the personal products industry within consumer staples as Nu Skin Enterprises, Inc. advanced. Throughout the year, the company's earnings benefited from increased global sales of its new products. Holdings within food products also aided returns. In energy, several holdings in the equipment and services industry were positives for the year.

On the downside, the Portfolio's underweight to utilities, based on high valuation for many of these companies, hampered returns in a strong performing year for that sector.

Current Strategy and Outlook: Our investment process is to focus our research on those companies which we find attractively valued and where we believe the valuation gap is likely to shrink in the near term. We accomplish this by focusing on what we call an "upward inflection point," which essentially means we want stocks that we believe are both inexpensive and are showing improving operating performance metrics. In thinking about the types of situations that are attractive to us, our opportunities typically encompass one or more of the following: 1) "out-of-the-limelight" companies missed by the Wall Street research community; 2) cyclically-driven opportunities in industries that have been out of favor and show signs of resurgence; and, 3) companies with compressed operating margins that we believe are poised to expand within a reasonable timeframe. That said, moving into 2012 the Portfolio begins the year with an overweight to information technology, consumer staples and Industrials. The Portfolio remains underweight the interest rate sensitive sectors of financials (driven by real estate investment trusts and specialty finance companies) and utilities.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Financials	31.4%
Industrials	15.8%
Information Technology	14.7%
Consumer Discretionary	9.5%
Health Care	6.6%
Utilities	5.0%
Materials	4.8%
Energy	4.4%
Consumer Staples	4.3%
Assets in Excess of Other Liabilities*	3.5%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011*
(as a percentage of net assets)

South Jersey Industries, Inc.	1.4%
New Jersey Resources Corp.	1.4%
NeuStar, Inc.	1.3%
UIL Holdings Corp.	1.2%
Delphi Financial Group	1.2%
CubeSmart	1.2%
Community Bank System, Inc.	1.2%
Domino's Pizza, Inc.	1.2%
Independent Bank Corp.	1.2%
Helen of Troy Ltd.	1.2%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I April 28, 2006		Since Inception of Class S May 1, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	(2.96)%	0.37%	0.37%		—		—	—
Class I	(2.48)%	0.88%	—		1.07%		—	—
Class S	(2.69)%	0.63%	—		—		0.91%	—
Class S2	(2.88)%	—	—		—		—	27.01%
Russell 2000® Value Index	(5.50)%	(1.87)%	(1.87	)%(1)	(0.23	)%(2)	(0.23)%	25.94	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Columbia Small Cap Value II Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from January 1, 2007.

(2) Since inception performance of the index is shown from May 1, 2006.

(3) Since inception performance of the index is shown from March 1, 2009.

ING DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Davis New York Venture Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christopher C. Davis and Kenneth C. Feinberg, Portfolio Managers, with Davis Selected Advisers, L.P. ("Davis Advisers") — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class S shares provided a total return of (4.63)% compared to the S&P 500® Index, which returned 2.11% for the same period.

Portfolio Specifics: The sectors within the S&P 500® Index that turned in the strongest performance over the year were utilities, consumer staples, and healthcare. The sectorsthat turned in the weakest performance over the year were financials, materials, and industrials.

Material companies were the most important detractor from performance on an absolute basis and were the second most important detractor from performance relative to the index. The Portfolio's material companies underperformed the corresponding sector within the index and had a higher relative average weighting in this weaker performing sector. Sino-Forest Corp. and Sealed Air Corp. were among the most important detractors from performance.

The Portfolio had more invested in financial companies than in any other sector and they were the second most important detractor from absolute performance. The Portfolio's financial companies outperformed the corresponding sector within the index, but relative performance was harmed by a higher relative average weighting in this weaker performing sector. American Express Co. was among the most important contributors to performance. Bank of New York Mellon Corp. and Wells Fargo & Co. were among the most important detractors from performance.

Energy companies were important detractors from performance on both an absolute basis and relative to the index. The Portfolio's energy companies significantly under-performed the corresponding sector within the Index and had a higher relative average weighting. EOG Resources, Inc. was among the most important contributors to performance. Devon Energy Corp., Canadian Natural Resources Ltd., and Transocean Ltd. were among the most important detractors from performance.

Consumer staple companies made important contributions to performance on both an absolute basis and relative to the index. The Portfolio's consumer staple companies outperformed the corresponding sector within the index and also benefited by having a higher relative average weighting in this stronger performing sector. CVS Caremark Corp., Costco Wholesale Corp., andPhilip Morris International, Inc. were among the most important contributors to performance.

The Portfolio held approximately 17% of its assets in foreign companies (including American depositary receipts) at December 31, 2011. As a whole these companies underperformed the domestic companies held by the Portfolio.

Current Strategy and Outlook: Our long-term focus usually results in low portfolio turnover. We try not to overreact to past short-term performance from individual holdings on either the upside or the downside. The Portfolio's investment strategy is to perform extensive research to buy durable companies at what we believe is a discount to their intrinsic values and to hold them for the long term. We focus deliberately on the future, considering each company's long-term business fundamentals.

As of December 31, 2011, only one company had dropped out of the Portfolio's top 10 holdings from the end of 2010. This is consistent with our low-turnover strategy. Devon Energy Corp. was replaced among the top 10 holdings by Google, Inc.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Financials	29.8%
Consumer Staples	16.9%
Energy	12.8%
Health Care	9.5%
Information Technology	8.0%
Consumer Discretionary	7.4%
Materials	6.2%
Industrials	5.5%
Telecommunications	0.4%
Assets in Excess of Other Liabilities*	3.5%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011*
(as a percentage of net assets)

CVS Caremark Corp.	5.0%
American Express Co.	5.0%
Costco Wholesale Corp.	5.0%
Wells Fargo & Co.	4.7%
Bank of New York Mellon Corp.	4.2%
EOG Resources, Inc.	3.6%
Occidental Petroleum Corp.	3.3%
Google, Inc. — Class A	3.1%
Canadian Natural Resources Ltd.	3.1%
Loews Corp.	2.9%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING DAVIS NEW YORK VENTURE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year
Class ADV	(4.92)%	(2.55)%	1.68%
Class I	(4.52)%	(2.07)%	2.18%
Class S	(4.63)%	(2.30)%	1.93%
S&P 500® Index	2.11%	(0.25)%	2.92%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Davis New York Venture Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

Prior to October 31, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management Inc. Effective October 31, 2005, the Portfolio's principal investment strategies and name changed.

ING GLOBAL BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Global Bond Portfolio (the "Portfolio") seeks to maximize total return through a combination of current income and capital appreciation. The Portfolio is managed by Christine Hurtsellers, Michael Mata, and Robert Robis, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2011, the Portfolio's Class S shares provided a total return of 3.51% compared to the Barclays Capital Global Aggregate Index, which returned 5.64% for the same period.

Portfolio Specifics: Volatility reigned supreme in the financial markets for most of the period, prompting a "risk-on/risk-off" mentality — buying risky assets such as stocks, then quickly turning to safer investments such as U.S. Treasury securities when uncertainty reared up. Conflict in the Middle East, natural disasters in Japan, political gridlock in the United States and a deepening sense of crisis in the euro zone pushed and pulled markets around the world. During the latter part of the period interest rates declined across the globe.

The Portfolio lagged its benchmark for the reporting period due to detraction, in aggregate, from security selection. Both investment grade and high yield corporate bond spreads widened in the latter part of the period, in sympathy with global risk aversion stemming from the European sovereign debt problems. We believe fundamentals for these sectors remain sound, but we expect these and other sectors of the market to be subject to downside risk while uncertainties persist around a European solution and Its potential impact on the global economy.

Our interest rate positioning for the period was additive as interest rates ultimately declined. This benefited the Portfolio because we extended duration in a number of key markets where we had forecast softer global economic conditions with expectations of lower inflationary pressures. We continued to actively manage currency allocations seeking to protect against downside risk during the volatile second half of the year. We cut exposures to emerging market currencies that exhibited strong correlations to the downdraft in Europe.

The Portfolio came under severe pressure and underperformed its benchmark in the month of August. Fears of a European credit crisis and global economic slowdown surged, leading many investors to reduce risk by retreating to the relative safety of U.S. government bonds. Despite our decision to reduce credit exposure throughout the summer months due to the deteriorating macro outlook, spread sectors across the board underperformed for the month of August.

Over the summer months and through September, we steadily trimmed risk in the portfolio in response to the headwinds gusting out of the European periphery, and the early warning signs of what might be a more pronounced global economic slowdown. Notable shifts included replacing the Portfolio's emerging market currency overweights with added duration across a number of bond markets to protect the Portfolio from the effects of heightened risk aversion. Towards the end of the period we increased allocations to investment grade credit and high yield, and lowered our exposure to agency mortgage-backed securities (MBS) because of the political headwinds associated with increased prepayment risk due to a broad-based, government-sponsored refinancing wave. We have been avoiding debt of peripheral countries along with corporate credits located throughout the region. We have cautiously increased exposure to the more fundamentally sound emerging markets (EM) in Latin America and Asia, which in our view have far less exposure to the European economy, but whose markets have sold off excessively in sympathy with the euro zone crisis.

Derivative instruments such as currency forwards continue to be important tools for us to manage risk and gain exposure across broad key markets. During the period, derivatives in aggregate added to Portfolio results.

Current Strategy and Outlook: With Europe and Japan likely in or near recession, we are forecasting a more sanguine economic outlook for the global economy. While there are still some bright spots such as Latin America and Asia, our base case is for global interest rates to remain somewhat range-bound for the developed world. This is accentuated by what we would expect to be continued central bank action to help provide stimulus and balance sheet support to offset the pressures of debt-burdened economies. Further, we believe we will see additional interest rate easing by a number of emerging markets central banks this year as inflation considerations continue to abate. Given this outlook and the volatile environment we think likely to persist in 2012, we believe it important to continue to manage risk in the Portfolio, with a focus on quality and liquidity. At the overall Portfolio level we are currently underweight in duration relative to the benchmark. Most of this duration underweight stems from Europe and Japan, where we believe interest rate levels are unattractive given the higher debt burdens. We do favor select duration overweights in emerging markets including Brazil, Mexico, Colombia and South Africa. We continue to like U.S. high yield and investment grade corporate bonds given their attractive valuations and strong fundamentals. We also favor a number of emerging market sovereign and corporate bonds, with preference for Latin American and Asian bonds. We have a modest underweight to residential mortgages. In currencies, we remain underweight the euro based on the significant structural resolution and economic drain eventually facing the euro zone. We remain neutral to a small tactical overweight to the U.S. dollar and Canadian dollar. We favor small overweights to emerging market currencies, particularly in Latin America and Asia. Specific currencies we like include the Brazilian real, the Mexican peso, the Korean won, the Colombian peso and the Indonesian rupiah. These overweights are set against underweights of the euro, the Japanese yen and Australian dollar, the latter of which is partially being used to protect the Portfolio in the event of further economic slowdown. Looking forward into 2012 and beyond, we remain optimistic for investment opportunities in global bonds and currencies given the many forces at play in the global economy.

Country Allocation
as of December 31, 2011
(as a percentage of net assets)

United States	50.0%
Brazil	7.1%
Mexico	6.8%
South Africa	5.6%
France	4.2%
Colombia	2.5%
Peru	1.9%
Canada	0.7%
Australia	0.2%
Countries between 0.0%-1.6%^	13.5%
Assets in Excess of Other Liabilities*	7.5%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 29 countries, which each represents 0.0%-1.6% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011*
(as a percentage of net assets)

United States Treasury Note, 0.250%, 11/30/13	4.3%
South Africa Government Bond, 7.250%, 01/15/20	4.0%
French Treasury Note BTAN, 2.500%, 07/25/16	2.8%
United States Treasury Note, 0.375%, 11/15/14	2.3%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	2.2%
United States Treasury Note, 0.875%, 11/30/16	2.0%
Mex Bonos De Desarrollo, 10.000%, 11/20/36	1.8%
Citigroup Funding, Inc., 11.000%, 07/27/20	1.7%
Citigroup Funding, Inc., 11.000%, 07/27/20	1.7%
Brazil Notas do Tesouro Nacional Series B, 6.000%, 08/15/16	1.7%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective January 21, 2011, the Portfolio's name, Sub-Adviser, investment objective and principal investment strategies were changed. Effective July 18, 2011, Robert Robis was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING GLOBAL BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV, I and S November 8, 2004
Class ADV	3.26%	5.56%	5.25%
Class I	3.70%	6.06%	5.76%
Class S	3.51%	5.81%	5.51%
Barclays Capital Global Aggregate Index	5.64%	6.46%	5.34	%(1)
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.48	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Bond Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the indices is shown from November 1, 2004.

Prior to January 21, 2011, the Portfolio was sub-advised by Oppenheimer Funds, Inc. Effective January 21, 2011, the Portfolio's name and investment strategies changed.

ING INVESCO VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Invesco Van Kampen Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by Kevin Holt, Managing Director, Jason Leder, Managing Director, Devin E. Armstrong, CFA, Vice President, James N. Warwick, Executive Director, and Matthew Seinsheimer of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class S shares, provided a total return of (2.09)% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned 0.39% and 2.11%, respectively, for the same period.

Portfolio Specifics: The fiscal year began with equity markets fueled on the second round of "quantitative easing" by the U.S. Federal Reserve and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility due to civil unrest in Egypt and Libya and a devastating earthquake and tsunami in Japan. Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. received its first ever credit downgrade by Standard and Poor's. Even with the increased volatility, equity markets ended with a slightly positive return.

Results were mixed among the sectors of the Russell 1000® Value Index, with cyclical industries such as financials, materials and information technology posting negative returns, while defensive sectors such as healthcare and consumer staples fared better, posting double digit positive returns.

On the positive side, strong stock selection in the healthcare sector was the largest contributor to Portfolio performance. Specifically, a healthcare service provider and holdings within large pharmaceuticals benefited relative performance. A significant overweight position in the consumer discretionary sector, contributed to relative returns, as did stock selection in telecommunications.

Unfavorable stock selection and a slight underweight position in the energy sector were the largest detractors from Portfolio performance. Specifically, the Portfolio had exposure to oil equipment and services companies, which were the main detractors in this sector due to decreasing profit margins from international drilling efforts that fell through during the economic slow-down in Europe and overseas. Also, stock selection within, and an overweight to, information technology companies dampened performance relative to the index. Finally, stock selection in the financials sector acted as a detractor from relative performance for the period. Notably, exposure to diversified financials detracted from both absolute and relative performance as investors fled bank stocks beginning in the summer of 2011 on concerns of European debt crisis contagion.

Current Strategy and Outlook: Toward the end of the reporting period, at the margins, we reduced positions in media, pharmaceuticals and insurance companies due to rising valuations and used the proceeds to increase exposure to select diversified financial, banking, property and casualty insurance and integrated oil companies as they came under pressure.

We remain overweight in media within the consumer discretionary sector, but continue to pare down holdings as valuations approach what we believe to befair value. The Portfolio is also overweight information technology, and materials. We are materially underweight to financials and utilities, and underweight within industrials.

We believe our contrarian philosophy and deep value approach of buying what we believe are extremely undervalued companies can allow us to capitalize on market volatility and periods of down markets as value is created for new investment opportunities.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Financials	19.2%
Consumer Discretionary	15.6%
Health Care	13.4%
Energy	11.9%
Information Technology	11.0%
Consumer Staples	7.7%
Industrials	6.1%
Materials	4.0%
Telecommunications	3.7%
Utilities	2.8%
Assets in Excess of Other Liabilities*	4.6%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011*
(as a percentage of net assets)

Comcast Corp. — Class A	3.9%
International Paper Co.	3.1%
Pfizer, Inc.	2.7%
JPMorgan Chase & Co.	2.5%
Viacom — Class B	2.5%
Microsoft Corp.	2.3%
Citigroup, Inc.	2.3%
Bristol-Myers Squibb Co.	2.2%
Allstate Corp.	2.1%
Royal Dutch Shell PLC — Class A ADR	2.1%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING INVESCO VAN KAMPEN COMSTOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002
Class ADV	(2.32)%	(2.34)%	3.02%
Class I	(1.81)%	(1.86)%	3.54%
Class S	(2.09)%	(2.10)%	3.29%
Russell 1000® Value Index	0.39%	(2.64)%	3.98%
S&P 500® Index	2.11%	(0.25)%	3.66%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Invesco Van Kampen Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

ING INVESCO VAN KAMPEN EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Invesco Van Kampen Equity and Income Portfolio (the "Portfolio") seeks total return, consisting of long-term capital appreciation and current income. The Portfolio is managed by Thomas B. Bastian, James O. Roeder, Sergio Marcheli, Mark J. Laskin, Mary Jayne Maly, Chuck Burge and Cynthia Brien of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class S shares provided a total return of (1.33)% compared to the Russell 1000® Value Index, Barclays Capital U.S. Government/Credit Bond Index and the Composite Index (60% Russell 1000® Value Index/40% Barclays Capital U.S. Government/Credit Bond Index), which returned 0.39%, 8.74% and 4.04%, respectively, for the same period.

Portfolio Specifics: The fiscal year began with equity markets fueled on the second round of "quantitative easing" by the U.S. Federal Reserve and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility due to civil unrest in Egypt and Libya and a devastating earthquake and tsunami in Japan. Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. received its first ever credit downgrade by Standard and Poor's. Even with the increased volatility, equity markets ended with a slightly positive return.

Results were mixed among the sectors of the Russell 1000® Value Index, with cyclical industries such as financials, materials and information technology posting negative returns, while defensive sectors such as healthcare and consumer staples fared better, posting double digit positive returns.

A material underweight to the financial sector was the largest relative contributor versus the Russell 1000® Value Index style-specific benchmark, as financial stocks were the worst performing sector in the benchmark for the period. In general, we focused on lower risk financial companies with stronger balance sheets and less credit risk given the systemic risk in most financial stocks.

Strong stock selection within telecommunications was also a driver of relative performance versus the benchmark for the period.

Stock selection in the consumer staples was the largest detractor during the review period. Specifically, a holding in a household and products company was the largest detractor within this sector, as this stock is not held in the Russell 1000® Value Index and performed poorly for the year. In addition, stock selection within energy exploration and information technology also negatively impacted relative performance.

Within fixed income, the positive contribution of the investment grade corporate, U.S. Treasury and agency bonds was offset by the allocation to convertible securities. Convertible bonds was a large detractor from relative performance, as convertible bonds became more equity sensitive, i.e. more closely correlated with equities, than bonds, and underperformed the Russell 1000® Value Index over the period.

Currency forward contracts were used during the reporting period for the sole purpose of hedging currency exposure of the U.S. dollar denominated American Depositary Receipts ("ADRs") in the Portfolio. An ADR is a negotiable security that represents the underlying securities of a non-U.S. company that trades in the U.S. financial markets, priced in U.S. dollars.

Current Strategy and Outlook: Our outlook remains cautiously optimistic. The capital markets continue to react strongly to global macro events. Currently, there is not a lot of differentiation being made in regards to valuation and fundamentals. We believe, as we move into the latter stages of the economic and market cycle, the equity markets will begin to react to valuations and fundamentals. Our process emphasizes getting risk/reward in our favor. We are looking for those opportunities where the company is attractively valued, out-of-favor, under-earning, and experiencing a positive catalyst. If we can identify the catalyst, we believe we will have an opportunity to outperform. As the market moves from one in which valuations are separated from fundamentals to one that rewards stock selection, we believe our process may provide the opportunity to do well.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Financials	18.4%
Health Care	13.0%
Information Technology	10.5%
Energy	9.7%
Consumer Discretionary	9.7%
Consumer Staples	8.5%
Industrials	6.4%
U.S. Treasury Bonds	5.6%
Telecommunications	3.8%
Utilities	3.2%
U.S. Treasury Notes	2.1%
Materials	1.4%
Federal National Mortgage Association	0.5%
Federal Home Loan Mortgage Corporation	0.5%
Foreign Government Bonds	0.2%
Municipal	0.1%
Collateralized Mortgage Obligations	0.1%
Automobile Asset-Backed Securities	0.0%
Assets in Excess of Other Liabilities*	6.3%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011*
(as a percentage of net assets)

General Electric Co.	2.9%
JPMorgan Chase & Co.	2.7%
United States Treasury Note/Bond, 1.000%, 04/30/12	2.5%
Marsh & McLennan Cos., Inc.	2.1%
Pfizer, Inc.	1.9%
Anadarko Petroleum Corp.	1.8%
Procter & Gamble Co.	1.7%
eBay, Inc.	1.6%
Royal Dutch Shell PLC — Class A ADR	1.6%
Viacom — Class B	1.5%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING INVESCO VAN KAMPEN EQUITY AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	(1.58)%	1.08%	3.14%	—
Class I	(1.08)%	1.58%	3.66%	—
Class S	(1.33)%	1.32%	3.40%	—
Class S2	(1.48)%	—	—	16.55%
Russell 1000® Value Index	0.39%	(2.64)%	3.89%	23.30	%(1)
Barclays Capital U.S. Government/Credit Bond Index	8.74%	6.55%	5.85%	7.91	%(1)
Composite Index	4.04%	1.45%	5.07%	17.40	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Invesco Van Kampen Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the indices is shown from March 1, 2009.

ING JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon, Lawrence Playford and Gloria Fu, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class S shares provided a total return of 1.82% compared to the Russell Midcap® Value Index, which returned (1.38)% for the same period.

Portfolio Specifics: The Portfolio outperformed the Russell Midcap® Value Index during 2011, primarily due to stock selection and an overweight in the consumer discretionary sector, along with stock selection in the materials sector. Stock selection was positive in nine of 10 global industry classification sectors for 2011. An overweight in the telecommunication services sector and an underweight in the utilities sector detracted from results.

The Williams Companies, Inc., ("Williams") an integrated natural gas company, was also a top contributor to performance in the year. Shares rallied on the announcement that Williams will be separated into two publicly traded companies. The restructuring plan calls for the separation of the company's exploration and production business via an initial public offering of up to 20% of its interest. The remaining interest is expected to be distributed to Williams' shareholders via a tax-free spin-off in 2012. After the separation of the exploration and production segment is complete, Williams will be an operator of midstream infrastructure and natural gas pipeline assets. Also helping to propel the stock's advance was the company's announcement that it would increase its quarterly dividend.

A top detractor from performance was Newfield Exploration Co. ("Newfield"), a diversified independent oil and gas company. The stock underperformed during the year as the company announced that second-quarter production would be negatively impacted due to mechanical issues with equipment off the shores of Malaysia. The company also announced an increase in capital spending, which disappointed investors as there was no corresponding increase in production announced in association with the additional spending. We view the decline in production as temporary. Newfield has multiple fields under development that have the potential to drive earnings growth going forward. In our view, some of the more promising projects include development of the Southern Alberta Basin in Montana where all wells to date have successfully uncovered oil deposits and recently purchased acreage in the Uinta Basin in Utah.

Current Strategy and Outlook: Our strategy employs a bottom-up approach to stock selection, constructing the Portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify what we believe are undervalued companies that have the potential to increase their intrinsic values per share and to purchase these companies at a discount.

While we believe the bout with macroeconomic headwinds most certainly will continue, the portfolio management team's long-term outlook on equities has not changed. We believe valuations look very attractive as price/earnings multiples are compressed and remain well below their long-term averages. We have used this period of increased market weakness as an opportunity to build positions in higher conviction names and reduce holdings that have outperformed. The team has been adding cautiously to names with closer ties to the economy and reducing exposure to the more defensive names, such as TJX Cos., Inc. The team is finding more attractive situations in companies that have a slightly greater sensitivity to the economic cycle and believes that home-related names, such as Sherwin-Williams Co., are at an attractive entry point. Other opportunities can be found in sectors that have experienced economic headwinds, such as in the materials sector. Rock-Tenn Co., a manufacturer of packaging products, has presented a compelling investment opportunity. The Portfolio's largest overweight continues to be in consumer discretionary, particularly retailers, as many names in the space are known for strong brands, recurring revenue business models and lower levels of capital investment, all of which contribute to the sustainable generation of free cash flow. The Portfolio's largest underweight remains in the financials sector where the team is almost exclusively underweight in real estate investment trusts based on their assessment of valuation. Within financials, the Portfolio has a fair amount of exposure to regional banks, like M&T Bank Corp., where the focus is more on small business loans as opposed to commercial real estate.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Financials	23.4%
Consumer Discretionary	18.8%
Utilities	13.5%
Industrials	8.8%
Materials	7.3%
Information Technology	6.5%
Consumer Staples	6.3%
Health Care	6.2%
Energy	4.8%
Telecommunications	1.4%
Assets in Excess of Other Liabilities*	3.0%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011*
(as a percentage of net assets)

Republic Services, Inc.	2.0%
Energen Corp.	1.8%
Loews Corp.	1.7%
CMS Energy Corp.	1.7%
Williams Cos., Inc.	1.6%
Ameriprise Financial, Inc.	1.6%
Xcel Energy, Inc.	1.6%
Ball Corp.	1.5%
WR Berkley Corp.	1.4%
Oneok, Inc.	1.4%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING JPMORGAN MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002	Since Inception of Class S2 February 27, 2009
Class ADV	1.60%	1.27%	7.03%	—
Class I	2.07%	1.77%	7.56%	—
Class S	1.82%	1.51%	7.30%	—
Class S2	1.67%	—	—	25.79%
Russell Midcap® Value Index	(1.38)%	0.04%	7.11%	30.02	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Mid Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from March 1, 2009.

ING OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Oppenheimer Global Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Rajeev Bhaman, Senior Vice President of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class S shares provided a total return of (8.38)% compared to the MSCI World® Index and the MSCI All Country World IndexSM, which returned (5.54)% and (7.35)%, respectively, for the same period.

Portfolio Specifics: During the reporting period, Among the top individual contributors to Portfolio performance included leading global fast-food retailer McDonald's Corp. ("McDonald's"), healthcare provider Aetna, Inc,, high-end apparel and accessories retailer Bulgari SpA. ("Bulgari"), aerospace and defense manufacturer European Aeronautic Defence & Space Co. ("EADS"), soft drink distributor and producer Fomento Economico Mexicano S.A.B. de C.V. ("FEMSA") and internet service giant Google, Inc. McDonald's continued to post solid results, as it benefited from the popularity of its McCafe beverage line-up, breakfasts and its premium chicken sandwiches. Managed healthcare firm Aetna, Inc. was a top contributor to Portfolio performance, as fears over the new health care overhaul abated to a degree. During the period, the firm raised its 2011 forecast and reported earnings that beat Wall Street expectations. Bulgari, a leading high-end luxury goods company, was acquired by LVMH Moet Hennessy Louis Vuitton SA ("LVMH") over the first half of the period, which significantly benefited its stock price. We maintained a position in LVMH at period end. EADS, a leading manufacturer of products related to the aerospace and defense industry, continued to display impressive financial results, growing revenues and reducing the costs of goods sold. FEMSA who owns and operates OXXO, the largest convenience store chain in Latin America was also a positive contributor to performance. It controls Coca-Cola FEMSA, one of the largest independent Coca-Cola bottlers in the world. FEMSA also holds a stake in Heineken, with whom it cooperates closely in Latin America beer distribution. FEMSA's profits grew at a healthy rate as modern retail formats continued to gain popularity in Mexico. Towards the end of the period, Coca-Cola FEMSA and Corporacion de los Angeles, SA de CV ("Grupo CIMSA") merged their bottling operations, which also benefited FEMSA's stock price.

Among the top individual detractors from Portfolio performance included Juniper Networks, Inc. ("Juniper Networks"), Infosys, Inc. ("Infosys"), Sony Corp. ("Sony"), investment banking firms Credit Suisse Group AG ("Credit Suisse") and Goldman Sachs Group ("Goldman Sachs"). With a weakening global economy and a gloomy economic outlook, demand for the products of information technology companies was generally soft and revenues were generally lower. The market's pessimistic outlook for information technology companies negatively affected the stock prices of Juniper Networks and Infosys, both of which faced challenges during the period in a more difficult business environment. The weakening economy in India and declining Indian stock market also adversely affected Infosys's business. Similarly, Sony's stock was hurt by weakening demand for television sets and rapidly falling television set prices, in addition to a weak Japanese economy and Japanese stock market. Stocks of the leading investment banking houses generally did not perform well during the period, including the Portfolio's investments in Credit Suisse and Goldman Sachs. These two holdings declined amid market concern over global economic growth and the heightened possibility of a Greek default affecting these banks' balance sheets should a contagion effect spread to Italy, Spain and other countries, potentially threatening the overall health of the euro zone and European banking system. A more difficult and uncertain regulatory environment also resulted in market skittishness about stocks of investment banks.

Current Strategy and Outlook: At period end, the Portfolio had a significant overweight position in the information technology sector and also had overweight positions in the consumer discretionary and industrials sectors. We continue to favor the information technology and consumer discretionary sectors, as we have done consistently in the past. We find that these sectors tend to house companies whose characteristics are generally ones that we seek when identifying companies in which to invest. The Portfolio had significant underweight positions within energy and materials, and also held underweights to all other sectors of the MSCI World® Index. On a country basis, the Portfolio had its largest relative overweight positions in Germany, Sweden, Mexico, Brazil and India, along with substantial relative underweight positions in the U.S., the U.K., Canada and Australia — the Portfolio held no securities in Canada and Australia at period end. While the Portfolio was underweight the U.S. relative to the MSCI World® Index, it had its largest allocation to that country on an absolute basis.

While an uncertain economic environment may continue to create volatile short-term returns in the market, we continue to seek growing businesses with promising competitive positions, regardless of where they're located. We remain focused on uncovering such opportunities by investing in companies that we believe are capable of generating long-term, sustainable and superior growth.

Country Allocation
as of December 31, 2011
(as a percentage of net assets)

United States	39.1%
Germany	9.5%
Japan	9.3%
Sweden	6.5%
France	5.6%
Switzerland	5.5%
Brazil	4.0%
Mexico	3.4%
United Kingdom	3.0%
Spain	2.7%
Countries between 0.2%-2.6%^	10.1%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 10 countries, which each represents 0.2%-2.6% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011
(as a percentage of net assets)

Telefonaktiebolaget LM Ericsson	3.9%
eBay, Inc.	3.2%
Siemens AG	2.6%
McDonald's Corp.	2.2%
Altera Corp.	2.2%
Intuit, Inc.	2.1%
SAP AG	2.0%
European Aeronautic Defence and Space Co. NV	1.9%
Aetna, Inc.	1.9%
WellPoint, Inc.	1.8%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING OPPENHEIMER GLOBAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002	Since Inception of Class S2 February 27, 2009
Class ADV	(8.60)%	(1.59)%	4.63%	—
Class I	(8.13)%	(1.09)%	5.26%	—
Class S	(8.38)%	(1.32)%	4.88%	—
Class S2	(8.52)%	—	—	22.02%
MSCI World® Index	(5.54)%	(2.37)%	4.08%	19.98	%(1)
MSCI All Country World IndexSM	(7.35)%	(1.93)%	4.65%	20.68	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Global Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the indices is shown from March 1, 2009.

Prior to November 8, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company. Effective November 8, 2004, the Portfolio's principal investment strategies and name changed.

ING PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING PIMCO Total Return Portfolio (the "Portfolio") seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is managed by William H. Gross, CFA, Managing Director, Co-Chief Investment Officer and Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2011, the Fund's Class S shares, provided a total return of 3.25% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 7.84% for the same period.

Portfolio Specifics: In 2011, the global financial markets consistently made headlines for their persistent volatility resulting from a variety of unpredictable forces on both Main Street and Wall Street. At the start of 2011, most fixed income sectors generated positive returns as global markets struggled to absorb implications of intensified political unrest across the Middle East and North Africa, rising commodity prices and the terrible earthquake and nuclear accidents in Japan. As the first quarter neared its close, a confluence of events prompted a move toward the perceived safety of Treasuries.

With the Federal Reserve's continued participation in the financial markets, Treasury yields continued to fall in the third quarter as the U.S. debt ceiling debate, S&P's downgrade of the U.S. long-term credit rating, and concern about the sovereign debt crisis in Europe sparked a flight to safety and boosted demand for Treasuries.

Following the Federal Reserve's announcement of "Operation Twist", most bonds gained during the fourth quarter, as global financial markets digested improving U.S. economic data and uncertainty surrounding the euro zone sovereign debt crisis. A rebound in U.S. consumption towards the end of the year improved investor risk appetites and helped most fixed income sectors outperform Treasuries.

The following strategies were positive for returns: exposure to non-U.S. developed interest rates, particularly core Europe and implemented via interest rate swaps, where rates fell on fears of a global economic slowdown; exposure to Build America Bonds as they outperformed like duration Treasuries; and, a focus on shorter maturities, implemented via money market futures, as these contracts increased in price.

The following strategies were negative or neutral for returns: an overweight to bonds of financial companies, which lagged the broader corporate market amid fears of a slowdown in global growth and uncertainty surrounding contagion related to European sovereign risk; an underweight to longer maturities, implemented via interest rate swaps, as the 2-30 year portion of the yield curve flattened amid a sharp fall in 30-year yields; an underweight to Treasuries entering into the 3rd quarter detracted from performance and had a significant impact on overall performance for the year; and, a modest holdings of real return bonds, as breakeven inflation levels versus nominal bonds narrowed over the year.

Current Strategy and Outlook: We believe global growth will fall to a real rate of 1.0 to 1.50 percent over the year ahead. We believe growth faces several hurdles that could impose greater uncertainty and volatility on financial markets. As the European sovereign debt crisis continues to unfold and austerity measures are implemented throughout the region, negative effects will continue to influence growth dynamics in the U.S. and other developed markets. With regard to portfolio strategy we plan to maintain an overweight to duration for as long as we view the risk of a disorderly outcome in Europe to be greater than insignificant. We will seek to have a flattening bias with a concentration in the 7 — 15 year portion of the yield curve. This strategy offers greater opportunities for price appreciation relative to the short end of the curve, where rates and volatility remain suppressed by policies of the Federal Reserve.

Investment Type Allocation
as of December 31, 2011
(as a percentage of net assets)

U.S. Government Agency Obligations	48.0%
Corporate Bonds/Notes	29.9%
U.S. Treasury Obligations	25.2%
Foreign Government Bonds	7.6%
Collateralized Mortgage Obligations	5.0%
Municipal Bonds	4.2%
Preferred Stock	0.8%
Asset-Backed Securities	0.2%
Purchased Options	0.0%
Common Stock	0.0%
Liabilities in Excess of Other Assets*	(20.9)%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011*
(as a percentage of net assets)

Fannie Mae, 4.500%, 01/25/39	8.4%
Fannie Mae, 3.500%, 01/25/26	6.7%
United States Treasury Note/Bond, 3.625%, 02/15/21	6.6%
Fannie Mae, 3.000%, 10/25/26	4.5%
United States Treasury Note/Bond, 1.500%, 08/31/18	3.4%
Fannie Mae, 4.000%, 04/01/41	3.0%
United States Treasury Note/Bond, 0.250%, 12/15/14	2.9%
Fannie Mae, 4.500%, 06/01/39	2.2%
United States Treasury Note/Bond, 0.875%, 12/31/16	2.2%
United States Treasury Note/Bond, 2.625%, 11/15/20	2.1%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING PIMCO TOTAL RETURN PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002	Since Inception of Class S2 February 27, 2009
Class ADV	2.95%	6.16%	5.38%	—
Class I	3.46%	6.69%	5.91%	—
Class S	3.25%	6.43%	5.65%	—
Class S2	3.10%	—	—	9.33%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.76%	7.66	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Total Return Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from March 1, 2009.

ING PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Pioneer High Yield Bond Portfolio (the "Portfolio") seeks to maximize total return through income and capital appreciation. The Portfolio is managed by Andrew Feltus and Tracy Wright, Portfolio Managers, Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares provided a total return of (0.72)% compared to the Bank of America/Merrill Lynch High Yield Master II Index and the Bank of America/Merrill Lynch All Convertibles (Speculative Grade) Index, which returned 4.38% and (6.87)%, respectively, for the same period.

Portfolio Specifics: High yield spreads started 2011 at 541 basis points ("bps"). The beginning of the year was positive for the asset class, as spreads narrowed. Heading into the spring and then into summer and fall, spreads widened, as investors' worries over another recession, European debt issues, and ineptitude in Washington caused them to shun risk-related assets. Spreads finished the year at 723 bps, after narrowing through the fourth quarter, but are still above long-term averages of approximately 550-600 bps. On a yield basis, yields were 7.50% at the start of 2011, finishing 2011 at 8.24%. Since yields typically move in the opposite direction of prices, high yield prices fell during 2011, although they've been trending up more recently.

The Portfolio's allocation to convertible bonds and equities were the main drivers of returns. Speculative grade convertible bonds finished in negative territory, while equities barely finished positive for the most part. Both asset classes, however, underperformed the high yield market. From a price appreciation standpoint, high yield was actually negative, but its income component drove returns to the plus side.

At year-end, the Portfolio had approximately 51% in fixed income, 25% in convertibles, 15% in equities, 7% in bank loans and minor positions in preferreds and cash. Within convertibles, consumer non-cyclicals detracted, as did a small allocation to convertible preferred in the financial services sector. Healthcare and telecommunications were positives. The equity allocation subtracted 205 bps from returns. Within equities, industrials and materials hurt, but consumer discretionary and energy helped. Regarding the fixed income allocation, security selection in real estate and telecommunications boosted performance, while selection in basic industry did not. Also subtracting from returns were municipal bonds backed by American Airlines, Inc. after the company announced it was going into bankruptcy. An underweight to banking and financial services helped since these areas lagged the overall index. Concerning bank loans, since this asset class underperformed the high yield market, the Portfolio's 7% allocation was an additional drag.

Current Strategy and Outlook: We believe the economic recovery should continue and thus will benefit commodities, capital goods, and basic materials companies. We have positioned the Portfolio accordingly. The Portfolio is U.S. centric, which allows us to stay clear of many of the debt problems overseas. We believe the greatest risk to our forecast is contagion effects from the European sovereign debt and banking crisis. The European Union must affect a comprehensive solution — recapitalizing the banks, ensuring funding for troubled sovereigns, and achieving a workable fiscal and economic integration — before the crisis can be defused. We continue to deem U.S. high yield, convertible bonds, equities, and bank loans attractive. We believe corporations, particularly in the U.S., have both attractive valuations and strong fundamentals. Revenue growth and tight cost controls may allow U.S. companies to enjoy continued improvement in their earnings and balance sheets, as they have over the past few years. Moreover, the Federal Reserve's commitment to continued low interest rates, coupled with modest economic growth, will continue to support assets such as high yield corporate bonds. High yield spreads remain wide to long-term averages, while projected defaults remain well below long-term averages.

Investment Type Allocation
as of December 31, 2011
(as a percentage of net assets)

Corporate Bonds/Notes	77.3%
Common Stock	14.6%
Preferred Stock	2.9%
Collateralized Mortgage Obligations	1.1%
Municipal Bonds	0.4%
Asset-Backed Securities	0.2%
Warrants	0.0%
Assets in Excess of Other Liabilities*	3.5%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011*
(as a percentage of net assets)

Wesco International, Inc., 6.000%, 09/15/29	2.7%
Forest City Enterprises, Inc., 6.500%, 02/01/17	1.7%
Nova Chemicals Corp., 7.875%, 09/15/25	1.6%
Forest City Enterprises, Inc.	1.4%
Roper Industries, Inc., 01/15/34	1.3%
LyondellBasell Industries NV	1.1%
Timberstar Trust, 7.530%, 10/15/36	1.1%
Massey Energy Co., 3.250%, 08/01/15	1.0%
Ford Motor Co., 4.250%, 11/15/16	1.0%
Navistar International Corp., 3.000%, 10/15/14	1.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING PIONEER HIGH YIELD PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Class I January 3, 2006		Since Inception of Class S January 20, 2006
Class I	(0.72)%	8.14%	8.17%		—
Class S	(0.97)%	7.87%	—		7.97%
Bank of America/Merrill Lynch High Yield Master II Index	4.38%	7.34%	8.06	%(1)	7.89	%(2)
Bank of American/Merrill Lynch All Convertible (Speculative Grade) Index	(6.87)%	2.90%	5.22	%(1)	4.31	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the indices is shown from January 1, 2006.

(2) Since inception performance of the indices is shown from February 1, 2006.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Donald Peters and Donald Easley, CFA, Portfolio Managers, of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class S shares provided a total return of (3.89)% compared to the S&P MidCap 400 Index and the Russell Midcap® Growth Index, which returned (1.73)% and (1.65)%, respectively, for the same period.

Portfolio Specifics: Stock choices in materials detracted from relative results, most notably our positioning within the metals and mining industry. Hudbay Minerals, Inc. and Compass Minerals International, Inc. were among the hardest-hit here, as both companies faced major operational setbacks. We increased our holdings in this sector, primarily in the metals and mining area. We believe that higher inflation and growing demand from investors for "hard" assets will boost this area; however, we do not attempt to forecast the direction of commodity prices.

In financials, our stock holdings also underperformed. Jones Lang LaSalle, Inc. was a significant detractor here, as investors are expecting a slowdown in the commercial real estate sector where the firm operates. Green Dot Corp., the leading provider of reloadable prepaid credit cards, hurt as well. While the company is well positioned to tap a growing market, it reported weaker-than-expected new card activation and higher-than-expected marketing costs. Within financials, we are overweight in the insurance industry, where improving pricing leads us to favor underwriters and brokers. Among financial service names, we focus on owners of security and commodity exchanges; among commercial banks, we anchored our holdings with what we believe are strong regional banks.

Consumer discretionary was another area of relative weakness, due to stock selection. Cruise company Royal Caribbean Cruises Ltd. suffered from weak demand, particularly in Europe and North Africa. Sotheby's posted strong results, driven by continued strength among Chinese buyers, but faced increased competition from their primary rival, Christie's. Within this eclectic sector, we are focused on companies with what we believe are good business models, strong cash flow, and other favorable attributes, without any preference for a particular industry.

A boost to relative performance came from industrials and business services, where our stock holdings outperformed. Leading positions included Goodrich Corp., an aviation-focused firm that received a buyout offer at a significant premium, and the freight railroad firm Kansas City Southern. We are currently overweight here, as many of our holdings are world leaders in their respective niches. Our positioning is more cyclical than that of the Russell Midcap® Growth Index, but we favor firms with greater earnings stability.

Current Strategy and Outlook: Equity markets face near-term obstacles, such as elevated unemployment, housing sector weakness and new government regulations, but we believe a double-dip recession seems unlikely. Overall, the environment is consistent with what normally occurs in the wake of major financial crises. Nevertheless, we believe corporations are financially healthy and posting robust profit levels. In our opinion, equity valuations remain reasonable, even after two years of significant gains. Given that Federal Reserve stimulus measures continue to weigh on fixed-income returns, we believe that stocks will provide better long-term returns to investors, even taking into account recent setbacks. Overall, we believe this market environment will reward our investment approach.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Information Technology	21.2%
Consumer Discretionary	20.6%
Industrials	15.9%
Health Care	12.7%
Energy	9.0%
Materials	6.8%
Financials	6.7%
Consumer Staples	4.7%
Telecommunications	1.7%
Utilities	0.4%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011
(as a percentage of net assets)

Ross Stores, Inc.	0.9%
FMC Technologies, Inc.	0.9%
Western Union Co.	0.9%
AmerisourceBergen Corp.	0.9%
Crown Castle International Corp.	0.9%
Nuance Communications, Inc.	0.9%
Omnicom Group	0.8%
Cameron International Corp.	0.8%
Discovery Communications, Inc. — Class C	0.8%
Compass Minerals International, Inc.	0.8%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	(4.23)%	2.61%	3.88%	—
Class I	(3.71)%	3.15%	4.41%	—
Class S	(3.89)%	2.88%	4.14%	—
Class S2	(4.07)%	—	—	27.90%
S&P MidCap 400 Index	(1.73)%	3.32%	7.04%	28.63	%(1)
Russell Midcap® Growth Index	(1.65)%	2.44%	5.29%	29.08	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Diversified Mid Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the indices is shown from March 1, 2009.

Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. Effective November 8, 2004, T. Rowe Price became the sub-adviser and the Portfolio's principal investment strategies and name changed.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term capital growth, and secondarily, increasing dividend income. The Portfolio is managed by Robert Bartolo, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares, provided a total return of (1.06)% compared to the S&P 500® Index, which returned 2.11% for the same period.

Portfolio Specifics: Stock selection was the main reason for relative underperformance by the Portfolio, but sector weighting was also negative. Healthcare was the leading relative detractor, largely due to stock selection. Stock selection in consumer discretionary and energy also detracted. Financials was by far the leading outperformer, due to a significant underweight and stock selection. Information technology and telecommunication services also outperformed due to stock selection.

Healthcare was the leading detractor, due to stock selection and an unfavorable underweight against the benchmark. Human Genome Sciences, Inc. reported disappointing sales of Benlysta, its innovative treatment for lupus. The drug was approved by U.S. and European regulators, but the launch has been slower than expected.

Consumer discretionary underperformed on stock selection. A main factor was the overweight in Internet retailer Amazon.com, Inc., whose shares fell sharply in the fourth quarter due to lower than expected operating cash flow and profit margins, despite strong holiday season sales of its Kindle eReader.

Energy contributed negatively to relative performance due to stock selection. Coal companies were hurt by falling prices and concerns about slowing growth in emerging markets. Peabody Energy Corp., the world's largest private-sector coal company, continued to slide amid these concerns. The company successfully completed its acquisition of Australia's MacArthur Coal Ltd. in December. Investors sold shares of Schlumberger Ltd., the global oilfield services and equipment provider, on falling oil prices, as the company generally experiences stronger business demand on higher energy prices.

Financials was the leading outperformer due to stock selection and a significant underweighting of the worst performing sector in the S&P index. American Express Co. benefited from increased consumer spending and improvement in consumer credit. The company released a new line of prepaid-balance cards, aimed at attracting new customers.

Information technology outperformed due to stock selection. MasterCard, Inc. reported impressive transaction volume growth in its global payment network, particularly outside the United States where more consumer spending is shifting to electronic payments. An increase in consumer spending leading into the holiday season also helped to boost the stock price. Apple, Inc., the Portfolio's top overall contributor, continued to report strong growth. The company released an upgraded version of its iPhone and expanded its availability to additional carriers.

Current Strategy and Outlook: Against the backdrop of a volatile year, U.S. stocks ended the fourth quarter on a positive note, as most major indices posted double-digit gains for the period. Investors drove up U.S. stocks despite the Federal Reserve's warning that ongoing turmoil in Europe could pose significant downside risks to the global economy. So far, the U.S. economy has continued to expand at a moderate pace, with noticeable improvements in the labor market, and some stabilization in the housing market, but we believe a recession in Europe could derail U.S. growth in 2012.

We continue to look for slow to moderate economic growth in the U.S., and although expectations have come down, we still believe we will see stronger growth from developing markets. In our opinion, corporate earnings growth continues to be healthy, U.S. economic indicators are improving, and low interest rates are a positive for equities. We believe the high-quality, consistent-growth companies that we seek to purchase are especially attractive and could do well even in a modest economic recovery. However, investors may be hesitant to embrace economic recovery until U.S. policymakers develop a credible plan for dealing with structural deficits, and until worries about potential contagion effects from the European sovereign debt crisis subside.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Information Technology	35.6%
Consumer Discretionary	18.4%
Industrials	15.4%
Energy	7.6%
Health Care	6.0%
Telecommunications	4.5%
Materials	4.4%
Financials	4.1%
Consumer Staples	1.9%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011
(as a percentage of net assets)

Apple, Inc.	9.2%
Google, Inc. — Class A	4.8%
Amazon.com, Inc.	3.4%
Mastercard, Inc.	2.9%
Danaher Corp.	2.8%
Qualcomm, Inc.	2.8%
Praxair, Inc.	2.4%
Crown Castle International Corp.	2.3%
Priceline.com, Inc.	2.2%
American Tower Corp.	2.2%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	(1.57)%	0.47%	2.87%	—
Class I	(1.06)%	0.97%	3.39%	—
Class S	(1.32)%	0.72%	3.13%	—
Class S2	(1.48)%	—	—	22.31%
S&P 500® Index	2.11%	(0.25)%	2.92%	23.44	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Growth Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from March 1, 2009.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Templeton Foreign Equity Portfolio (the "Portfolio") seeks long-term capital growth. The Portfolio is managed by Gary P. Motyl, Cindy L. Sweeting, Antonio T. Docal and Peter A. Nori of Templeton Investment Counsel, LLC, — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares provided a total return of (12.00)% compared MSCI All Country World ex-U.S. IndexSM ("MSCI ACWI ex-U.S.") and the MSCI EAFE® Index, which returned (13.71)% and (12.14)%, respectively, for the same period.

Portfolio Specifics: International equities, as measured by the MSCI ACWI ex-U.S., declined in 2011, notably in economically sensitive sectors amid sovereign debt concerns and slowing economic growth. The Portfolio's allocations and stock selection among defensive and cyclical sectors benefited relative and absolute results. Among cyclical sectors, an underweighted allocation and stock selection in materials and overweighting and stock selection in energy stocks helped relative performance as most industrial commodities experienced declines. Among materials holdings we avoided what we viewed as expensive metals and mining companies. We invested instead where we believed valuations understated the strategic and technological advantages of leading oil producers like the U.K.'s Royal Dutch Shell PLC, a top portfolio performer in 2011. Stock picking also helped buoy our information technology holdings, led by South Korean semiconductor and consumer electronics firm Samsung Electronics Co., Ltd. An overweighted allocation in telecommunications services, led by the U.K.'s Vodafone Group PLC, and overweighting and stock selection in healthcare, led by European pharmaceuticals firms GlaxoSmithKline PLC (U.K.) and Sanofi-Aventis (France), aided the Portfolio's results. Although we think healthcare strength was partly attributable to the market's defensive rotation, we believe pharmaceuticals valuations at roughly half their long-term average offer further appreciation potential as prices seemingly assigned little or no credit for cost-cutting opportunities, pipeline productivity and global demographics, all potential long-term earnings catalysts.

Our considerable underweighting in the consumer staples sector hampered relative results. We believed consumer staples' valuation premium to the broader market average was unjustified given the potential impact on operating and profit margins from growing competitive pressures and volatile input prices. Among cyclical sectors, the Portfolio's overweighting and stock selection in industrials weighed on results amid a weak global capital spending outlook. Financials also detracted due to stock-specific weakness. Although we remain cautious about our financials exposure given the lack of visibility and political risk surrounding the sector, we believe Europe's debt crisis generated excessive collateral damage, leading to unwarranted downgrades for select fundamentally sound Asian and well-capitalized European financials. During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Portfolio's absolute performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

From a regional perspective, European holdings outperformed as we identified deep value opportunities that proved relatively resilient. Stock selection in Asia also helped relative returns. Stock selection in Canada hurt Portfolio performance.

Current Strategy and Outlook: Going forward, we believe increasing fiscal consolidation and regulation in developed markets and a potential slowdown in emerging markets following immense stimulus abatement may foster below trend economic growth. Strong business fundamentals may again attract recognition as companies compete for limited demand, potentially benefiting our value philosophy, which has been challenged in macro-driven markets but outperformed over the long term. International equities continue to look attractive to us, as we believe they offer robust average earnings yields and dividend yields. We believe volatility can create compelling opportunities for disciplined, long-term value investors.

Country Allocation
as of December 31, 2011
(as a percentage of net assets)

United Kingdom	17.0%
Germany	10.8%
France	8.8%
Switzerland	8.2%
Netherlands	8.1%
China	6.7%
South Korea	5.6%
Norway	4.4%
Hong Kong	3.6%
Spain	3.3%
Countries between 0.3%-3.2%^	20.9%
Assets in Excess of Other Liabilities	2.6%
Net Assets	100.0%

^  Includes 12 countries, which each represents 0.3%-3.2% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011
(as a percentage of net assets)

Samsung Electronics Co., Ltd. GDR	2.9%
Royal Dutch Shell PLC — Class B	2.5%
China Telecom Corp., Ltd.	2.4%
GlaxoSmithKline PLC	2.4%
Telenor ASA	2.3%
Sanofi-Aventis	2.2%
Statoil ASA	2.1%
Vodafone Group PLC	2.0%
DBS Group Holdings Ltd.	2.0%
SAP AG	2.0%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class I January 3, 2006		Since Inception of Class S January 12, 2006		Since Inception of Class S2 February 27, 2009
Class ADV	(12.42)%	(3.09)%	(2.94)%		—		—		—
Class I	(12.00)%	(2.72)%	—		0.98%		—		—
Class S	(12.21)%	(2.97)%	—		—		0.69%		—
Class S2	(12.34)%	—	—		—		—		17.04%
MSCI ACWI ex-U.S.	(13.71)%	(2.92)%	(2.92)%		1.48%		1.48%		19.11%
MSCI EAFE® Index	(12.14)%	(4.72)%	(4.72	)%(1)	(0.13	)%(2)	(0.13	)%(2)	16.50	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Foreign Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from January 1, 2007.

(2) Since inception performance of the index is shown from January 1, 2006.

(3) Since inception performance of the index is shown from March 1, 2009.

ING THORNBURG VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Thornburg Value Portfolio (the "Portfolio") seeks long-term capital appreciation and secondarily, current income. The Portfolio is managed by Edward Maran, CFA, Managing Director and Connor Browne, CFA Managing Director, of Thornburg Investment Management, Inc. ("Thornburg") — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares provided a total return of (13.11)% compared to the S&P 500® Index, which returned 2.11% for the same period.

Portfolio Specifics: The year was dominated by macroeconomic news related to political unrest in North Africa and the Middle East, uncertainty surrounding the European debt crisis, and continued gridlock in Washington, all of which plagued equity markets. For 2011, the Portfolio underperformed the S&P 500® Index. As bottom up stock pickers, we find "theme-driven" markets more challenging since valuations may be driven by momentum instead of fundamentals for long periods of time with little interruption. At this moment, stocks with exposure to economic cyclicality, financial leverage, or headline risk appear extremely discounted.

Top contributors included Baker Hughes, Inc. ("Baker Hughes"), Dish Network Corp. ("Dish Network"), Life Time Fitness, Inc. ("Life Time Fitness"), Gilead Sciences, Inc. ("Gilead Sciences") and Google, Inc. ("Google"). Baker Hughes benefitted from oil price volatility throughout the year, while Dish Network was helped by strong earnings and the resolution of a significant lawsuit prior to our decision to sell it in the second quarter. Life Time Fitness improved on increased customer additions and retentions despite difficult operating conditions. Gilead Sciences continues to execute, and sentiment for its pipeline products has improved. Google is the global leader in online advertising, which grew 26% year over year in the U.S. in Google's most recent quarter.

The financial sector, the worst relative performing sector, was hit hard this year with concerns over Europe's ongoing sovereign debt crisis. Three of the largest detractors for the year were in this sector: Bank of America Corp., Genworth Financial, Inc. and Hartford Financial Services Group, Inc. We believe there are opportunities in financial stocks related to investors' excessive fear regarding the economy and their surprising willingness to believe that interest rates will stay low indefinitely. The other two largest detractors were United States Steel Corp. ("United States Steel") and MEMC Electronic Materials, Inc. ("MEMC"). We believe that over time United States Steel's competitive position will improve as wage rates and currencies increase in the developing nations that import into the US. Due to a difficult operating environment, MEMC announced a major restructuring during the fourth quarter. It appears that the management has truly shifted course by cutting costs and reducing capital expenditure spending while increasing focus on cash flow generation and profitable businesses. The materials, technology and healthcare sectors also performed poorly.

Current Strategy and Outlook: During 2010-2011, investors sought to reduce risk, and equities are perceived to be risky. This perception is due to the volatility and lack of appreciation of share prices we believe is part of a long cycle that has been going on for over a decade. Investors will probably return to equities when volatility declines, but may be skeptical that it ever will. While understandable, that fear is not justified by history. Over the past century we have had numerous volatility-causing events. Yet, market volatility has always returned to normal within a relatively short time frame after hitting levels similar to what we have recently experienced. In our opinion, the value proposition of equities relative to fixed income is the best that it has been in decades, so when confidence returns we believe the money should flow to stocks. The 6.5% real earnings yield (taking into account inflation) of the S&P 500® Index today looks very attractive relative to real 10 year government yields, which are slightly negative, or real Baa corporate bond yields, which are just over 3%. After a decade of weak returns for equities, individual investor expectations have soured on the future prospects of this investment class. When there is the least enthusiasm for equities — and we think we're close today — we believe there is potential that subsequent returns could be high.

We are contrarian investors. In environments where stock prices are not differentiated by underlying fundamentals, we can struggle. The good news is that these periods do not last forever, and we believe valuation will matter again at some point in the future. We remain optimistic that our approach of buying what we believe are promising companies selling at a discount to their underlying value has the potential to deliver results in the future.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Information Technology	24.3%
Financials	16.0%
Health Care	15.5%
Consumer Discretionary	14.0%
Energy	13.8%
Materials	6.4%
Telecommunications	5.1%
Industrials	1.2%
Assets in Excess of Other Liabilities*	3.7%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011*
(as a percentage of net assets)

Google, Inc. — Class A	4.6%
Gilead Sciences, Inc.	4.6%
Inpex Holdings, Inc.	4.4%
Thermo Fisher Scientific, Inc.	4.3%
Hewlett-Packard Co.	4.0%
Metlife, Inc.	3.8%
ExxonMobil Corp.	3.6%
Charles Schwab Corp.	3.6%
Staples, Inc.	3.5%
United States Steel Corp.	3.5%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING THORNBURG VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class S2 March 8, 2010
Class ADV	(13.53)%	(2.45)%	0.32%	—
Class I	(13.11)%	(1.97)%	0.81%	—
Class S	(13.30)%	(2.21)%	0.56%	—
Class S2	(13.39)%	—	—	(4.06)%
S&P 500® Index	2.11%	(0.25)%	2.92%	9.56	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Thornburg Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the indices is shown from March 1, 2010.

Prior to August 7, 2006, the Portfolio was sub-advised by Massachusetts Financial Services Company and was known as MFS Capital Opportunities Portfolio. Effective August 7, 2006, Thornburg became the sub–adviser and the Portfolio's principal investment strategies changed.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. Large Cap Equity Portfolio (the "Portfolio") seeks long-term growth of capital and future income. The Portfolio is managed by the North American Equities Investment Management Team ("N.A. Equities Team") consisting of Thomas M. Cole, CFA, Head of North American Equities, Research Director and Managing Director, John C. Leonard, CFA and Thomas J. Digenan, CFA, Portfolio Managers for North American Equities of UBS Global Asset Management (Americas) Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares provided a total return of (2.56)% compared to the compared to the S&P 500® Index and the Russell 1000® Index, which returned 2.11% and 1.50%, respectively, for the same period.

Portfolio Specifics: Stock selection was the largest detractor from performance during the year. In particular, holdings in the financials, energy and consumer discretionary sectors detracted the most from performance during the year. Conversely, stock selection in the healthcare, materials and utilities sectors contributed to performance during the year.

In terms of individual stocks, the largest stock detractors from performance during the year were General Motors Co., Citigroup, Inc., Morgan Stanley, Ultra Petroleum Corp. and Carnival Corp. General Motors Co. was the largest detractor over the year. The company has had strong revenue growth, but it has faced competitive headwinds and macro economic uncertainty in North America and in Europe. Recently, the company has been negatively impacted by the news of fires in Volt electric vehicles. We currently maintain our position and believe the company will successfully complete its turnaround.

Conversely, Pharmasset, Inc. ("Pharmasset"), Bank of America (underweight), Alexion Pharmaceuticals, Visa, Inc and National Semiconductor were the largest contributors to performance. Shares of Pharmasset rose sharply higher on news that Gilead, the largest maker of HIV medicines, agreed to buy Pharmasset. Gilead's purchase of Pharmasset shows that Gilead is intent on becoming the leader in hepatitis medicines. Pharmasset has been the strongest stock performer over the fourth quarter and annual period for the portfolio.

Overall, sector positioning was slightly positive to performance during the year. The largest sector contributors were an overweight in healthcare, an underweight in materials and an overweight in consumer discretionary. Conversely, underweights in the telecommunications services and consumer staples, and an overweight in industrials, detracted the most from relative results.

Current Strategy and Outlook: Overall, the U.S. equity market is currently trading at an earnings yield around four times that of U.S. 10-year government bonds. Basically, investors are not pricing in any growth in earnings. As we have stated in earlier writings, we believe this type of environment is where fundamental valuation work bears fruit if an investor is able to weather the current uncertainty. While we believe the market is providing us with excellent price-to-value tradeoffs, we realize that we are still in a market that tests and challenges investors' patience. We remain disciplined in our approach, and also cognizant that we must both practice and preach patience in order to seek to capture the attractive opportunities we are presented with today.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Information Technology	16.1%
Financials	15.8%
Consumer Discretionary	15.7%
Health Care	14.4%
Energy	11.9%
Industrials	10.6%
Consumer Staples	6.1%
Materials	3.9%
Utilities	2.7%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011*
(as a percentage of net assets)

Apple, Inc.	4.1%
Wells Fargo & Co.	2.8%
Kraft Foods, Inc.	2.5%
Comcast Corp. — Class A	2.2%
General Dynamics Corp.	2.2%
Time Warner, Inc.	2.1%
ExxonMobil Corp.	2.1%
JPMorgan Chase & Co.	2.1%
Adobe Systems, Inc.	2.0%
Citigroup, Inc.	2.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year
Class ADV	(2.92)%	(2.84)%	1.31%
Class I	(2.56)%	(2.35)%	1.80%
Class S	(2.71)%	(2.61)%	1.55%
S&P 500® Index	2.11%	(0.25)%	2.92%
Russell 1000® Index	1.50%	(0.02)%	3.34%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING UBS U.S. Large Cap Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING American Century Small-Mid Cap Value Portfolio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
Class ADV	$1,000.00	$937.80	1.44%	$7.03	$1,000.00	$1,017.95	1.44%	$7.32
Class I	1,000.00	941.10	0.94	4.60	1,000.00	1,020.47	0.94	4.79
Class S	1,000.00	939.80	1.19	5.82	1,000.00	1,019.21	1.19	6.06
Class S2	1,000.00	938.40	1.34	6.55	1,000.00	1,018.45	1.34	6.82
ING Baron Small Cap Growth Portfolio
Class ADV	$1,000.00	$923.20	1.58%	$7.66	$1,000.00	$1,017.24	1.58%	$8.03
Class I	1,000.00	925.40	1.08	5.24	1,000.00	1,019.76	1.08	5.50
Class S	1,000.00	924.10	1.31	6.35	1,000.00	1,018.60	1.31	6.67
Class S2	1,000.00	923.40	1.48	7.18	1,000.00	1,017.74	1.48	7.53

*  Expenses are equal to each Portfolios' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Columbia Small Cap Value II Portfolio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
Class ADV	$1,000.00	$902.80	1.40%	$6.71	$1,000.00	$1,018.15	1.40%	$7.12
Class I	1,000.00	904.20	0.90	4.32	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	904.30	1.15	5.52	1,000.00	1,019.41	1.15	5.85
Class S2	1,000.00	902.70	1.30	6.23	1,000.00	1,018.65	1.30	6.61
ING Davis New York Venture Portfolio
Class ADV	$1,000.00	$928.10	1.38%	$6.71	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	930.00	0.88	4.28	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	929.10	1.13	5.49	1,000.00	1,019.51	1.13	5.75
ING Global Bond Portfolio
Class ADV	$1,000.00	$989.30	1.02%	$5.11	$1,000.00	$1,020.06	1.02%	$5.19
Class I	1,000.00	991.50	0.52	2.61	1,000.00	1,022.58	0.52	2.65
Class S	1,000.00	990.50	0.77	3.86	1,000.00	1,021.32	0.77	3.92
ING Invesco Van Kampen Comstock Portfolio
Class ADV	$1,000.00	$925.60	1.31%	$6.36	$1,000.00	$1,018.60	1.31%	$6.67
Class I	1,000.00	928.10	0.81	3.94	1,000.00	1,021.12	0.81	4.13
Class S	1,000.00	927.20	1.06	5.15	1,000.00	1,019.86	1.06	5.40
ING Invesco Van Kampen Equity and Income Portfolio
Class ADV	$1,000.00	$947.40	1.15%	$5.64	$1,000.00	$1,019.41	1.15%	$5.85
Class I	1,000.00	949.70	0.65	3.19	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	948.40	0.90	4.42	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	947.80	1.05	5.15	1,000.00	1,019.91	1.05	5.35
ING JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$951.10	1.50%	$7.38	$1,000.00	$1,017.64	1.50%	$7.63
Class I	1,000.00	953.00	1.00	4.92	1,000.00	1,020.16	1.00	5.09
Class S	1,000.00	952.30	1.25	6.15	1,000.00	1,018.90	1.25	6.36
Class S2	1,000.00	951.20	1.40	6.89	1,000.00	1,018.15	1.40	7.12
ING Oppenheimer Global Portfolio
Class ADV	$1,000.00	$850.20	1.16%	$5.41	$1,000.00	$1,019.36	1.16%	$5.90
Class I	1,000.00	852.40	0.66	3.08	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	851.20	0.91	4.25	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	850.50	1.06	4.94	1,000.00	1,019.86	1.06	5.40

*  Expenses are equal to each Portfolios' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING PIMCO Total Return Portfolio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
Class ADV	$1,000.00	$1,004.20	1.08%	$5.46	$1,000.00	$1,019.76	1.08%	$5.50
Class I	1,000.00	1,006.40	0.58	2.93	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	1,005.80	0.83	4.20	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	1,004.80	0.98	4.95	1,000.00	1,020.27	0.98	4.99
ING Pioneer High Yield Portfolio
Class I	$1,000.00	$939.80	0.71%	$3.47	$1,000.00	$1,021.63	0.71%	$3.62
Class S	1,000.00	938.60	0.96	4.69	1,000.00	1,020.37	0.96	4.89
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	$1,000.00	$883.80	1.16%	$5.51	$1,000.00	$1,019.36	1.16%	$5.90
Class I	1,000.00	886.60	0.66	3.14	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	885.60	0.91	4.32	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	884.30	1.06	5.03	1,000.00	1,019.86	1.06	5.40
ING T. Rowe Price Growth Equity Portfolio
Class ADV	$1,000.00	$938.10	1.24%	$6.06	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	940.50	0.74	3.62	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	939.30	0.99	4.84	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	938.60	1.14	5.57	1,000.00	1,019.46	1.14	5.80
ING Templeton Foreign Equity Portfolio
Class ADV	$1,000.00	$831.90	1.48%	$6.83	$1,000.00	$1,017.74	1.48%	$7.53
Class I	1,000.00	834.00	0.98	4.53	1,000.00	1,020.27	0.98	4.99
Class S	1,000.00	833.20	1.23	5.68	1,000.00	1,019.00	1.23	6.26
Class S2	1,000.00	832.80	1.38	6.38	1,000.00	1,018.25	1.38	7.02
ING Thornburg Value Portfolio
Class ADV	$1,000.00	$821.50	1.40%	$6.43	$1,000.00	$1,018.15	1.40%	$7.12
Class I	1,000.00	823.10	0.90	4.14	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	822.40	1.15	5.28	1,000.00	1,019.41	1.15	5.85
Class S2	1,000.00	821.80	1.30	5.97	1,000.00	1,018.65	1.30	6.61
ING UBS U.S. Large Cap Equity Portfolio
Class ADV	$1,000.00	$925.20	1.25%	$6.07	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	927.30	0.75	3.64	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	926.50	1.00	4.86	1,000.00	1,020.16	1.00	5.09

*  Expenses are equal to each Portfolios' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING American Century Small-Mid Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING Columbia Small Cap Value II Portfolio, (formerly, Columbia Small Cap Value Portfolio), ING Davis New York Venture Portfolio, ING Global Bond Portfolio, ING Invesco Van Kampen Comstock Portfolio, (formerly, ING Van Kampen Comstock Portfolio), and ING Invesco Van Kampen Equity and Income Portfolio, (formerly, ING Van Kampen Equity and Income Portfolio), ING JPMorgan Mid Cap Value Portfolio, ING Oppenheimer Global Portfolio, ING PIMCO Total Return Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING Templeton Foreign Equity Portfolio, ING Thornburg Value Portfolio, and ING UBS U.S. Large Cap Equity Portfolio, each a series of ING Partners, Inc., as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Partners, Inc. as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 27, 2012

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING American Century Small-Mid Cap Value Portfolio	ING Baron Small Cap Growth Portfolio	ING Columbia Small Cap Value II Portfolio	ING Davis New York Venture Portfolio
ASSETS:
Investments in securities at value+*	$197,239,010	$721,628,880	$155,377,601	$375,894,703
Short-term investments at value***	5,357,404	13,695,478	5,826,092	—
Short-term investments at amortized cost	—	—	—	12,862,904
Cash	—	—	30,519	194,448
Foreign currencies at value*****	126	9,114	—	—
Receivables:
Investments securities sold	1,391,122	843,118	257,879	821,970
Fund shares sold	279,208	146,866	23,486	88,611
Dividends	419,193	410,032	271,636	496,248
Interest	—	—	—	13,492
Foreign tax reclaim	—	—	—	104,464
Unrealized appreciation on forward foreign currency contracts	22,220	—	—	—
Reimbursement due from manager	38,959	—	—	—
Total assets	204,747,242	736,733,488	161,787,213	390,476,840
LIABILITIES:
Payable for investment securities purchased	1,775,233	360,550	357,783	1,756
Payable for fund shares redeemed	2,125,253	571,491	193,231	767,094
Payable upon receipt of securities loaned	948,481	—	—	—
Unrealized depreciation on forward foreign currency contracts	6,234	—	—	—
Payable to affiliates	241,545	804,418	146,618	350,543
Payable for trustee fees	—	—	806	—
Other accrued expenses and liabilities	—	—	45,953	—
Total liabilities	5,096,746	1,736,459	744,391	1,119,393
NET ASSETS	$199,650,496	$734,997,029	$161,042,822	$389,357,447
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$188,179,467	$531,144,918	$213,459,453	$433,338,223
Undistributed net investment income/ (accumulated net investment loss)	2,666,219	(7,023)	426,498	1,560,944
Accumulated net realized gain (loss)	10,688,808	(42,589,081)	(72,342,654)	(77,971,293)
Net unrealized appreciation (depreciation)	(1,883,998)	246,448,215	19,499,525	32,429,573
NET ASSETS	$199,650,496	$734,997,029	$161,042,822	$389,357,447
+ Including securities loaned at value	$923,042	$—	$—	$—
* Cost of investments in securities	$199,139,099	$475,180,334	$135,878,076	$343,462,288
*** Cost of short-term investments	$5,357,404	$13,695,478	$5,826,092	$—
***** Cost of foreign currencies	$126	$9,114	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING American Century Small-Mid Cap Value Portfolio	ING Baron Small Cap Growth Portfolio	ING Columbia Small Cap Value II Portfolio	ING Davis New York Venture Portfolio
Class ADV:
Net Assets	$37,524,870	$54,052,085	$4,677,254	$9,265,592
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,386,112	2,864,161	471,423	560,505
Net asset value and redemption price per share	$11.08	$18.87	$9.92	$16.53
Class I:
Net Assets	$87,410,863	$153,933,963	$17,304,282	$109,831,101
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,682,754	7,758,248	1,712,854	6,482,034
Net asset value and redemption price per share	$11.38	$19.84	$10.10	$16.94
Class S:
Net Assets	$72,823,702	$526,672,475	$138,625,715	$270,260,754
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,446,583	27,188,107	13,786,725	16,136,305
Net asset value and redemption price per share	$11.30	$19.37	$10.06	$16.75
Class S2:
Net Assets	$1,891,061	$338,506	$435,571	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	171,444	17,879	44,004	n/a
Net asset value and redemption price per share	$11.03	$18.93	$9.90	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Global Bond Portfolio	ING Invesco Van Kampen Comstock Portfolio	ING Invesco Van Kampen Equity and Income Portfolio	ING JPMorgan Mid Cap Value Portfolio
ASSETS:
Investments in securities at value+*	$397,026,353	$287,823,685	$711,072,735	$324,023,470
Short-term investments at value***	47,808,710	7,196,691	44,996,916	10,315,919
Cash	1,184,446	—	—	—
Cash collateral for futures	2,692,081	—	—	—
Receivable for derivatives collateral (Note 2)	6,491,000	—	—	—
Foreign currencies at value*****	15,168,045	—	136	—
Foreign cash collateral for futures******	135,003	—	—	—
Receivables:
Investments securities sold	917,854	1,127,704	569,242	145,955
Investment securities sold on a delayed-delivery or when-issued basis	11,438,201	—	—	—
Fund shares sold	125,246	6,297,096	1,088,416	114,304
Dividends	11,929	653,179	1,206,382	458,041
Interest	4,792,249	—	1,613,289	—
Foreign tax reclaim	854	—	3,210	—
Unrealized appreciation on forward foreign currency contracts	4,529,350	—	668,565	—
Unrealized appreciation on OTC swap agreements	2,046,323	—	—	—
Prepaid expenses	1,057	—	—	—
Reimbursement due from manager	9,687	9,034	—	—
Total assets	494,378,388	303,107,389	761,218,891	335,057,689
LIABILITIES:
Payable for investment securities purchased	14,089,797	1,223,508	159,558	22,678
Payable for investment securities purchased on a delayed-delivery or when-issued basis	11,751,570	—	—	—
Payable for fund shares redeemed	1,064,247	96,703	1,183,648	541,700
Payable upon receipt of securities loaned	26,834,272	—	—	—
Unrealized depreciation on forward foreign currency contracts	5,679,249	—	—	—
Unrealized depreciation on OTC swap agreements	5,871,407	—	—	—
Payable to affiliates	209,284	266,110	467,094	328,777
Payable for trustee fees	2,144	—	—	—
Payable for derivatives collateral (Note 2)	530,000	—	—	—
Other accrued expenses and liabilities	96,488	—	—	—
Written options, at fair value^	371,097	—	—	—
Total liabilities	66,499,555	1,586,321	1,810,300	893,155
NET ASSETS	$427,878,833	$301,521,068	$759,408,591	$334,164,534
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$412,272,748	$534,162,079	$743,097,836	$306,861,504
Undistributed net investment income	26,156,280	465,455	1,939,092	212,959
Accumulated net realized loss	(4,081,848)	(264,012,210)	(52,789,020)	(10,763,930)
Net unrealized appreciation (depreciation)	(6,468,347)	30,905,744	67,160,683	37,854,001
NET ASSETS	$427,878,833	$301,521,068	$759,408,591	$334,164,534
+ Including securities loaned at value	$25,946,717	$—	$—	$—
* Cost of investments in securities	$399,720,743	$256,917,941	$644,580,617	$286,169,469
*** Cost of short-term investments	$47,919,938	$7,196,691	$44,996,916	$10,315,919
***** Cost of foreign currencies	$15,221,846	$—	$136	$—
****** Cost of foreign cash collateral for futures	$133,003	$—	$—	$—
^ Premiums received on written options	$990,356	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING Global Bond Portfolio	ING Invesco Van Kampen Comstock Portfolio	ING Invesco Van Kampen Equity and Income Portfolio	ING JPMorgan Mid Cap Value Portfolio
Class ADV:
Net Assets	$30,299,250	$17,338,449	$22,312,718	$30,670,839
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,700,445	1,773,988	685,168	2,205,211
Net asset value and redemption price per share	$11.22	$9.77	$32.57	$13.91
Class I:
Net Assets	$330,476,772	$45,813,947	$530,983,343	$125,233,027
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	29,185,045	4,661,042	16,068,433	8,892,845
Net asset value and redemption price per share	$11.32	$9.83	$33.05	$14.08
Class S:
Net Assets	$67,102,811	$238,368,672	$205,145,294	$178,082,914
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,922,340	24,263,870	6,253,341	12,710,712
Net asset value and redemption price per share	$11.33	$9.82	$32.81	$14.01
Class S2:
Net Assets	n/a	n/a	$967,236	$177,754
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	29,746	12,804
Net asset value and redemption price per share	n/a	n/a	$32.52	$13.88

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Oppenheimer Global Portfolio	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ASSETS:
Investments in securities at value+*	$1,453,324,792	$1,427,623,479	$86,136,378	$703,627,972
Short-term investments at value***	22,821,062	53,417,510	1,985,452	24,354,292
Short-term investments at amortized cost	—	2,229,698	—	—
Cash	—	5,318,725	7,762	325,580
Receivable for derivatives collateral (Note 2)	—	9,000	—	—
Foreign currencies at value*****	2,905,583	1,121,723	—	—
Receivables:
Investments securities sold	699,256	7,757,631	—	784,291
Investment securities sold on a delayed-delivery or when-issued basis	—	241,803,320	—	—
Fund shares sold	190,695	1,481,785	22,173	9,433
Dividends	959,392	112,421	33,679	360,146
Interest	—	8,782,502	1,183,517	—
Foreign tax reclaim	985,347	4,374	—	—
Unrealized appreciation on forward foreign currency contracts	—	6,674,869	—	—
Upfront payments paid on OTC swap agreements	—	4,253,946	—	—
Unrealized appreciation on OTC swap agreements	—	4,703,873	—	—
Variation margin receivable on centrally cleared swaps	—	94,095	—	—
Reimbursement due from manager	—	—	5,798	—
Total assets	1,481,886,127	1,765,388,951	89,374,759	729,461,714
LIABILITIES:
Payable for investment securities purchased	—	15,517,221	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	507,936,240	—	—
Payable for fund shares redeemed	665,475	5,840,943	34,075	202,046
Payable upon receipt of securities loaned	8,217,621	8,777,862	—	23,544,063
Sales commitments^^^	—	25,218,751	—	—
Unrealized depreciation on forward foreign currency contracts	—	4,276,214	—	—
Upfront payments received on OTC swap agreements	—	1,691,805	—	—
Unrealized depreciation on OTC swap agreements	—	4,654,745	—	—
Variation margin payable on centrally cleared swaps	—	28,103	—	—
Payable to affiliates	890,745	756,052	52,731	410,658
Payable for trustee fees	—	—	445	—
Payable for derivatives collateral (Note 2)	—	8,686,000	—	—
Other accrued expenses and liabilities	—	—	46,012	—
Written options, at fair value^	—	962,120	—	—
Total liabilities	9,773,841	584,346,056	133,263	24,156,767
NET ASSETS	$1,472,112,286	$1,181,042,895	$89,241,496	$705,304,947
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,385,734,475	$1,142,210,745	$111,088,687	$590,407,140
Undistributed net investment income	19,018,027	40,615,943	511,656	162,792
Accumulated net realized gain (loss)	(76,069,438)	(21,049,737)	(27,236,735)	59,093,796
Net unrealized appreciation	143,429,222	19,265,944	4,877,888	55,641,219
NET ASSETS	$1,472,112,286	$1,181,042,895	$89,241,496	$705,304,947
+ Including securities loaned at value	$7,989,278	$8,557,770	$—	$23,001,827
* Cost of investments in securities	$1,309,918,679	$1,415,055,887	$81,258,490	$647,986,753
*** Cost of short-term investments	$22,821,062	$53,695,064	$1,985,452	$24,354,292
***** Cost of foreign currencies	$3,008,039	$1,058,224	$—	$—
^ Premiums received on written options	$—	$4,032,483	$—	$—
^^^ Proceeds from sales commitments	$—	$25,138,124	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING Oppenheimer Global Portfolio	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV:
Net Assets	$65,051,438	$161,859,592	n/a	$18,993,031
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	5,352,316	14,094,183	n/a	2,406,287
Net asset value and redemption price per share	$12.15	$11.48	n/a	$7.89
Class I:
Net Assets	$1,234,550,954	$523,551,070	$87,529,422	$663,903,594
Shares authorized	250,000,000	100,000,000	100,000,000	250,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	98,473,078	44,500,865	8,299,132	80,508,618
Net asset value and redemption price per share	$12.54	$11.76	$10.55	$8.25
Class S:
Net Assets	$171,754,785	$493,802,746	$1,712,074	$21,668,932
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	14,095,433	42,389,540	162,476	2,673,101
Net asset value and redemption price per share	$12.19	$11.65	$10.54	$8.11
Class S2:
Net Assets	$755,109	$1,829,487	n/a	$739,390
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	62,892	160,134	n/a	93,759
Net asset value and redemption price per share	$12.01	$11.42	n/a	$7.89

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio
ASSETS:
Investments in securities at value+*	$968,062,626	$504,751,571	$211,944,592	$135,982,055
Short-term investments at value***	48,517,154	—	15,240,473	6,112,699
Cash	2,805,410	13,360,401	—	—
Foreign currencies at value*****	—	78,293	—	—
Receivables:
Investments securities sold	260,664	76,183	2,125,450	366,716
Fund shares sold	239,063	117,649	37,815	49,439
Dividends	647,030	1,033,183	198,729	231,790
Interest	23	9	14,558	—
Foreign tax reclaim	—	848,903	46,515	—
Reimbursement due from manager	—	—	—	11,998
Total assets	1,020,531,970	520,266,192	229,608,132	142,754,697
LIABILITIES:
Payable for investment securities purchased	425,653	413	766,675	758,497
Payable for fund shares redeemed	1,941,376	1,208,319	1,481,913	28,903
Payable upon receipt of securities loaned	28,542,859	—	7,072,679	2,058,668
Payable to affiliates	697,757	522,188	179,665	104,897
Payable for trustee fees	—	2,598	—	—
Other accrued expenses and liabilities	—	151,223	—	—
Total liabilities	31,607,645	1,884,741	9,500,932	2,950,965
NET ASSETS	$988,924,325	$518,381,451	$220,107,200	$139,803,732
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$903,618,567	$718,629,056	$305,933,828	$243,279,055
Undistributed net investment income/ (accumulated net investment loss)	(14,799)	14,331,435	562,875	264,782
Accumulated net realized loss	(131,943,722)	(158,544,310)	(61,409,141)	(108,962,241)
Net unrealized appreciation (depreciation)	217,264,279	(56,034,730)	(24,980,362)	5,222,136
NET ASSETS	$988,924,325	$518,381,451	$220,107,200	$139,803,732
+ Including securities loaned at value	$27,813,940	$—	$6,919,323	$2,009,449
* Cost of investments in securities	$750,798,347	$560,678,241	$236,924,765	$130,759,919
*** Cost of short-term investments	$48,517,154	$—	$15,240,473	$6,112,699
***** Cost of foreign currencies	$—	$78,392	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio
Class ADV:
Net Assets	$92,700,799	$23,119,672	$15,435,317	$7,269,665
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,762,644	2,446,137	575,338	845,372
Net asset value and redemption price per share	$52.59	$9.45	$26.83	$8.60
Class I:
Net Assets	$722,531,785	$289,933,567	$188,868,344	$124,742,503
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	13,402,778	30,452,313	6,854,629	14,298,878
Net asset value and redemption price per share	$53.91	$9.52	$27.55	$8.72
Class S:
Net Assets	$173,069,590	$204,315,288	$15,800,817	$7,791,564
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,252,722	21,551,333	577,404	898,280
Net asset value and redemption price per share	$53.21	$9.48	$27.37	$8.67
Class S2:
Net Assets	$622,151	$1,012,924	$2,722	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	11,800	107,181	101	n/a
Net asset value and redemption price per share	$52.72	$9.45	$26.84	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING American Century Small-Mid Cap Value Portfolio	ING Baron Small Cap Growth Portfolio	ING Columbia Small Cap Value II Portfolio	ING Davis New York Venture Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,945,052	$4,856,028	$2,527,587	$7,544,237
Interest	—	—	—	46,785
Securities lending income, net	44,461	—	—	—
Total investment income	4,989,513	4,856,028	2,527,587	7,591,022
EXPENSES:
Investment management fees	2,011,349	7,034,896	1,442,783	3,597,429
Distribution and service fees:
Class ADV	164,398	272,943	18,265	46,502
Class S	188,325	1,445,143	392,067	759,770
Class S2	6,313	677	623	—
Transfer agent fees	—	—	391	—
Administrative service fees	502,835	1,903,567	192,370	449,674
Shareholder reporting expense	—	—	26,789	—
Professional fees	—	—	28,028	—
Custody and accounting expense	—	—	19,951	—
Trustee fees	—	—	5,931	—
Miscellaneous expense	1,221	3,375	12,061	1,793
Interest expense	103	10,905	—	27,127
Total expenses	2,874,544	10,671,506	2,139,259	4,882,295
Net waived and reimbursed fees	(627,577)	(115,738)	(125)	(97,696)
Brokerage commission recapture	—	(37,481)	(39,269)	(19,862)
Net expenses	2,246,967	10,518,287	2,099,865	4,764,737
Net investment income (loss)	2,742,546	(5,662,259)	427,722	2,826,285
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	16,541,431	72,737,059	28,956,772	3,955,255
Foreign currency related transactions	113,358	(70,866)	—	(25,344)
Net realized gain	16,654,789	72,666,193	28,956,772	3,929,911
Net change in unrealized appreciation (depreciation) on:
Investments	(25,829,355)	(51,788,761)	(29,801,308)	(30,678,589)
Foreign currency related transactions	31,705	(1,356)	—	(8,335)
Net change in unrealized appreciation (depreciation)	(25,797,650)	(51,790,117)	(29,801,308)	(30,686,924)
Net realized and unrealized gain (loss)	(9,142,861)	20,876,076	(844,536)	(26,757,013)
Increase (decrease) in net assets resulting from operations	$(6,400,315)	$15,213,817	$(416,814)	$(23,930,728)
* Foreign taxes withheld	$22,418	$55,815	$5,124	$165,460

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Global Bond Portfolio	ING Invesco Van Kampen Comstock Portfolio	ING Invesco Van Kampen Equity and Income Portfolio	ING JPMorgan Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$64,183	$7,566,067	$13,473,845	$6,838,702
Interest, net of foreign taxes withheld*	22,792,070	—	7,482,661	—
Securities lending income, net	86,448	48,732	—	14,758
Total investment income	22,942,701	7,614,799	20,956,506	6,853,460
EXPENSES:
Investment management fees	2,396,671	1,908,092	4,485,050	2,529,574
Distribution and service fees:
Class ADV	155,028	86,360	98,109	147,257
Class S	202,959	634,798	558,856	447,065
Class S2	1,036	—	4,319	295
Transfer agent fees	802	—	—	—
Administrative service fees	460,071	795,034	815,455	843,192
Shareholder reporting expense	64,081	—	—	—
Professional fees	52,478	—	—	—
Custody and accounting expense	166,085	—	—	—
Trustee fees	15,943	—	—	—
Miscellaneous expense	28,013	1,223	3,080	1,283
Interest expense	4,054	—	—	132
Total expenses	3,547,221	3,425,507	5,964,869	3,968,798
Net waived and reimbursed fees	(676,322)	(128,285)	(864)	(60)
Brokerage commission recapture	—	(14,443)	(39,555)	—
Net expenses	2,870,899	3,282,779	5,924,450	3,968,738
Net investment income	20,071,802	4,332,020	15,032,056	2,884,722
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	19,448,377	24,384,614	16,719,753	23,695,613
Foreign currency related transactions	(6,388,761)	—	832,779	—
Futures	4,352,138	—	—	—
Swaps	(6,280,914)	—	—	—
Written options	8,864,850	—	—	—
Net realized gain	19,995,690	24,384,614	17,552,532	23,695,613
Net change in unrealized appreciation (depreciation) on:
Investments	(20,040,756)	(34,242,533)	(41,977,783)	(21,509,493)
Foreign currency related transactions	933,751	—	667,341	—
Futures	1,919,435	—	—	—
Swaps	(4,249,928)	—	—	—
Written options	619,259	—	—	—
Net change in unrealized appreciation (depreciation)	(20,818,239)	(34,242,533)	(41,310,442)	(21,509,493)
Net realized and unrealized gain (loss)	(822,549)	(9,857,919)	(23,757,910)	2,186,120
Increase (decrease) in net assets resulting from operations	$19,249,253	$(5,525,899)	$(8,725,854)	$5,070,842
* Foreign taxes withheld	$5,008	$109,357	$161,433	$11,153

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Oppenheimer Global Portfolio	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$33,599,094	$7,487,215	$493,081	$6,632,009
Interest, net of foreign taxes withheld*	—	32,918,132	5,722,318	—
Securities lending income, net	1,819,846	51,872	—	563,045
Total investment income	35,418,940	40,457,219	6,215,399	7,195,054
EXPENSES:
Investment management fees	10,018,930	5,794,293	587,650	5,054,131
Distribution and service fees:
Class ADV	362,350	787,830	180	128,133
Class S	463,164	1,191,552	4,353	59,388
Class S2	1,708	6,706	—	908
Transfer agent fees	—	—	168	—
Administrative service fees	1,001,869	987,655	97,941	157,929
Shareholder reporting expense	—	—	25,610	—
Professional fees	40,138	—	16,787	—
Custody and accounting expense	—	—	17,845	—
Trustee fees	—	—	2,939	—
Miscellaneous expense	6,473	42,202	4,769	3,063
Interest expense	27	778	950	525
Total expenses	11,894,659	8,811,016	759,192	5,404,077
Net waived and reimbursed fees	(342)	(38,377)	(57,087)	(182)
Brokerage commission recapture	—	—	(383)	(424)
Net expenses	11,894,317	8,772,639	701,722	5,403,471
Net investment income	23,524,623	31,684,580	5,513,677	1,791,583
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)^	9,935,052	4,306,101	3,667,772	68,463,440
Foreign currency related transactions	(1,115,353)	(1,648,305)	—	—
Futures	—	10,603,380	—	—
Swaps	—	(17,665,425)	—	—
Written options	—	(1,919,008)	—	—
Net realized gain (loss)	8,819,699	(6,323,257)	3,667,772	68,463,440
Net change in unrealized appreciation (depreciation) on:
Investments	(164,929,973)	8,981,696	(9,912,305)	(96,763,856)
Foreign currency related transactions	(141,897)	150,745	—	—
Futures	—	3,882,418	—	—
Swaps	—	(4,862,342)	—	—
Written options	—	4,275,228	—	—
Sales commitments	—	(80,627)	—	—
Unfunded commitments	—	—	(2,603)	—
Net change in unrealized appreciation (depreciation)	(165,071,870)	12,347,118	(9,914,908)	(96,763,856)
Net realized and unrealized gain (loss)	(156,252,171)	6,023,861	(6,247,136)	(28,300,416)
Increase (decrease) in net assets resulting from operations	$(132,727,548)	$37,708,441	$(733,459)	$(26,508,833)
* Foreign taxes withheld	$2,984,738	$9,513	$24,201	$58,939
^ Foreign taxes on sale of Indian investments	$36,916	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,828,679	$21,050,773	$3,042,148	$2,853,126
Interest	210	4,770	204,527	—
Securities lending income, net	72,226	—	20,461	4,073
Total investment income	7,901,115	21,055,543	3,267,136	2,857,199
EXPENSES:
Investment management fees	6,339,605	4,827,048	1,850,171	1,121,842
Distribution and service fees:
Class ADV	504,774	99,382	86,293	40,129
Class S	441,178	639,504	46,302	36,323
Class S2	1,691	2,947	14	—
Transfer agent fees	—	728	—	—
Administrative service fees	1,584,901	610,299	711,603	240,395
Shareholder reporting expense	—	93,691	—	—
Professional fees	—	158,441	—	—
Custody and accounting expense	—	277,364	—	—
Trustee fees	—	18,238	—	—
Miscellaneous expense	4,065	25,122	1,468	628
Interest expense	571	1,347	2,412	191
Total expenses	8,876,785	6,754,111	2,698,263	1,439,508
Net waived and reimbursed fees	(74,458)	(590)	(3)	(160,740)
Brokerage commission recapture	(8,795)	(18,258)	(24,436)	(20,727)
Net expenses	8,793,532	6,735,263	2,673,824	1,258,041
Net investment income (loss)	(892,417)	14,320,280	593,312	1,599,158
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	50,961,988	10,306,615	11,939,708	18,659,411
Foreign currency related transactions	(18,983)	648,376	(30,271)	—
Net realized gain	50,943,005	10,954,991	11,909,437	18,659,411
Net change in unrealized appreciation (depreciation) on:
Investments	(62,181,830)	(95,928,320)	(52,273,594)	(23,872,634)
Foreign currency related transactions	—	(99,954)	(7,241)	—
Net change in unrealized appreciation (depreciation)	(62,181,830)	(96,028,274)	(52,280,835)	(23,872,634)
Net realized and unrealized loss	(11,238,825)	(85,073,283)	(40,371,398)	(5,213,223)
Decrease in net assets resulting from operations	$(12,131,242)	$(70,753,003)	$(39,778,086)	$(3,614,065)
* Foreign taxes withheld	$21,817	$2,268,009	$116,921	$2,058

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Century Small-Mid Cap Value Portfolio		ING Baron Small Cap Growth Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$2,742,546	$2,649,323	$(5,662,259)	$(2,608,519)
Net realized gain	16,654,789	19,863,324	72,666,193	41,146,649
Net change in unrealized appreciation (depreciation)	(25,797,650)	9,412,771	(51,790,117)	136,692,533
Increase (decrease) in net assets resulting from operations	(6,400,315)	31,925,418	15,213,817	175,230,663
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(390,632)	(174,774)	—	—
Class I	(1,186,941)	(822,603)	—	—
Class S	(807,113)	(817,115)	—	—
Class S2	(15,934)	(52)	—	—
Net realized gains:
Class ADV	(3,367)	—	—	—
Class I	(8,467)	—	—	—
Class S	(6,958)	—	—	—
Class S2	(115)	—	—	—
Total distributions	(2,419,527)	(1,814,544)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	57,291,131	77,282,915	186,184,673	119,161,393
Reinvestment of distributions	2,419,527	1,814,492	—	—
	59,710,658	79,097,407	186,184,673	119,161,393
Cost of shares redeemed	(44,975,603)	(31,239,269)	(309,133,062)	(138,764,305)
Net increase (decrease) in net assets resulting from capital share transactions	14,735,055	47,858,138	(122,948,389)	(19,602,912)
Net increase (decrease) in net assets	5,915,213	77,969,012	(107,734,572)	155,627,751
NET ASSETS:
Beginning of year	193,735,283	115,766,271	842,731,601	687,103,850
End of year	$199,650,496	$193,735,283	$734,997,029	$842,731,601
Undistributed net investment income/(accumulated net investment loss) at end of year	$2,666,219	$2,409,521	$(7,023)	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Columbia Small Cap Value II Portfolio		ING Davis New York Venture Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$427,722	$983,106	$2,826,285	$2,747,883
Net realized gain	28,956,772	27,323,769	3,929,911	3,186,422
Net change in unrealized appreciation (depreciation)	(29,801,308)	20,234,096	(30,686,924)	46,886,662
Increase (decrease) in net assets resulting from operations	(416,814)	48,540,971	(23,930,728)	52,820,967
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(22,615)	(18,339)	(90,276)	(22,413)
Class I	(124,993)	(758,673)	(1,852,805)	(952,452)
Class S	(637,489)	(1,943,880)	(2,923,201)	(1,288,733)
Class S2	(210)	(67)	—	—
Total distributions	(785,307)	(2,720,959)	(4,866,282)	(2,263,598)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,765,641	18,258,681	53,395,247	62,825,024
Reinvestment of distributions	785,270	2,720,892	4,866,282	2,263,598
	19,550,911	20,979,573	58,261,529	65,088,622
Cost of shares redeemed	(82,542,062)	(54,624,055)	(120,642,968)	(109,181,308)
Net decrease in net assets resulting from capital share transactions	(62,991,151)	(33,644,482)	(62,381,439)	(44,092,686)
Net increase (decrease) in net assets	(64,193,272)	12,175,530	(91,178,449)	6,464,683
NET ASSETS:
Beginning of year	225,236,094	213,060,564	480,535,896	474,071,213
End of year	$161,042,822	$225,236,094	$389,357,447	$480,535,896
Undistributed net investment income at end of year	$426,498	$784,083	$1,560,944	$4,864,358

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Bond Portfolio		ING Invesco Van Kampen Comstock Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$20,071,802	$32,750,887	$4,332,020	$3,624,274
Net realized gain	19,995,690	17,729,668	24,384,614	11,728,931
Net change in unrealized appreciation (depreciation)	(20,818,239)	19,866,526	(34,242,533)	27,784,878
Increase (decrease) in net assets resulting from operations	19,249,253	70,347,081	(5,525,899)	43,138,083
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(2,168,289)	(928,779)	(212,917)	(175,261)
Class I	(26,558,914)	(10,977,055)	(786,737)	(741,072)
Class S	(5,153,972)	(3,226,945)	(3,379,115)	(3,403,234)
Class S2	(28,534)	(100)	—	—
Total distributions	(33,909,709)	(15,132,879)	(4,378,769)	(4,319,567)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	34,916,333	87,584,205	40,914,332	41,252,690
Reinvestment of distributions	33,909,709	15,132,779	4,378,769	4,319,567
	68,826,042	102,716,984	45,293,101	45,572,257
Cost of shares redeemed	(136,906,420)	(99,604,133)	(64,720,971)	(57,670,926)
Net increase (decrease) in net assets resulting from capital share transactions	(68,080,378)	3,112,851	(19,427,870)	(12,098,669)
Net increase (decrease) in net assets	(82,740,834)	58,327,053	(29,332,538)	26,719,847
NET ASSETS:
Beginning of year	510,619,667	452,292,614	330,853,606	304,133,759
End of year	$427,878,833	$510,619,667	$301,521,068	$330,853,606
Undistributed net investment income at end of year	$26,156,280	$35,545,997	$465,455	$567,416

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Invesco Van Kampen Equity and Income Portfolio		ING JPMorgan Mid Cap Value Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$15,032,056	$15,149,074	$2,884,722	$2,769,288
Net realized gain	17,552,532	31,235,346	23,695,613	6,253,583
Net change in unrealized appreciation (depreciation)	(41,310,442)	47,214,391	(21,509,493)	48,763,588
Increase (decrease) in net assets resulting from operations	(8,725,854)	93,598,811	5,070,842	57,786,459
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(399,831)	(195,092)	(188,965)	(141,753)
Class I	(12,470,648)	(10,643,870)	(1,365,727)	(1,148,457)
Class S	(4,281,171)	(3,780,796)	(1,478,708)	(1,215,265)
Class S2	(18,678)	(13,909)	(1,504)	(31)
Total distributions	(17,170,328)	(14,633,667)	(3,034,904)	(2,505,506)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	39,010,332	50,386,797	87,347,158	104,595,538
Reinvestment of distributions	17,170,328	14,633,667	3,034,895	2,505,475
	56,180,660	65,020,464	90,382,053	107,101,013
Cost of shares redeemed	(121,860,211)	(94,064,905)	(84,541,902)	(65,975,070)
Net increase (decrease) in net assets resulting from capital share transactions	(65,679,551)	(29,044,441)	5,840,151	41,125,943
Net increase (decrease) in net assets	(91,575,733)	49,920,703	7,876,089	96,406,896
NET ASSETS:
Beginning of year	850,984,324	801,063,621	326,288,445	229,881,549
End of year	$759,408,591	$850,984,324	$334,164,534	$326,288,445
Undistributed net investment income at end of year	$1,939,092	$3,335,536	$212,959	$522,764

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Oppenheimer Global Portfolio		ING PIMCO Total Return Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$23,524,623	$22,038,254	$31,684,580	$24,225,434
Net realized gain (loss)	8,819,699	584,686	(6,323,257)	47,016,105
Net change in unrealized appreciation (depreciation)	(165,071,870)	220,432,216	12,347,118	3,008,923
Increase (decrease) in net assets resulting from operations	(132,727,548)	243,055,156	37,708,441	74,250,462
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(795,043)	(845,780)	(4,573,905)	(4,338,828)
Class I	(20,446,960)	(22,588,655)	(16,506,157)	(17,589,023)
Class S	(2,368,438)	(2,475,668)	(14,178,662)	(14,499,792)
Class S2	(7,600)	(71)	(42,942)	(11,515)
Net realized gains:
Class ADV	—	—	(5,549,282)	(180,044)
Class I	—	—	(17,584,110)	(682,333)
Class S	—	—	(16,253,113)	(588,861)
Class S2	—	—	(47,092)	(447)
Total distributions	(23,618,041)	(25,910,174)	(74,735,263)	(37,890,843)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	78,725,639	56,805,327	154,486,484	333,869,537
Reinvestment of distributions	23,618,041	25,910,103	74,735,263	37,890,719
	102,343,680	82,715,430	229,221,747	371,760,256
Cost of shares redeemed	(209,774,080)	(215,389,499)	(173,459,377)	(122,062,898)
Net increase (decrease) in net assets resulting from capital share transactions	(107,430,400)	(132,674,069)	55,762,370	249,697,358
Net increase (decrease) in net assets	(263,775,989)	84,470,913	18,735,548	286,056,977
NET ASSETS:
Beginning of year	1,735,888,275	1,651,417,362	1,162,307,347	876,250,370
End of year	$1,472,112,286	$1,735,888,275	$1,181,042,895	$1,162,307,347
Undistributed net investment income at end of year	$19,018,027	$23,528,229	$40,615,943	$31,290,180

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Pioneer High Yield Portfolio		ING T. Rowe Price Diversified Mid Cap Growth Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$5,513,677	$5,884,626	$1,791,583	$2,461,464
Net realized gain	3,667,772	7,168,451	68,463,440	28,371,337
Net change in unrealized appreciation (depreciation)	(9,914,908)	3,352,725	(96,763,856)	153,334,139
Increase (decrease) in net assets resulting from operations	(733,459)	16,405,802	(26,508,833)	184,166,940
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,672)	(4,181)	(26,206)	(16,555)
Class I	(5,376,949)	(5,723,733)	(2,436,752)	(1,970,693)
Class S	(92,149)	(161,579)	(27,740)	(13,597)
Class S2	—	—	(1,449)	(3)
Total distributions	(5,470,770)	(5,889,493)	(2,492,147)	(2,000,848)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,680,915	22,670,528	23,884,671	27,654,044
Reinvestment of distributions	5,470,724	5,889,493	2,492,139	2,000,845
	31,151,639	28,560,021	26,376,810	29,654,889
Cost of shares redeemed	(36,526,307)	(33,995,064)	(110,313,391)	(97,867,239)
Net decrease in net assets resulting from capital share transactions	(5,374,668)	(5,435,043)	(83,936,581)	(68,212,350)
Net increase (decrease) in net assets	(11,578,897)	5,081,266	(112,937,561)	113,953,742
NET ASSETS:
Beginning of year	100,820,393	95,739,127	818,242,508	704,288,766
End of year	$89,241,496	$100,820,393	$705,304,947	$818,242,508
Undistributed net investment income at end of year	$511,656	$427,328	$162,792	$875,058

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price Growth Equity Portfolio		ING Templeton Foreign Equity Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$(892,417)	$(610,150)	$14,320,280	$9,893,082
Net realized gain	50,943,005	39,936,588	10,954,991	1,666,989
Net change in unrealized appreciation (depreciation)	(62,181,830)	115,590,481	(96,028,274)	35,202,313
Increase (decrease) in net assets resulting from operations	(12,131,242)	154,916,919	(70,753,003)	46,762,384
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(31,137)	(349,959)	(226,608)
Class I	—	(274,344)	(5,971,695)	(7,199,119)
Class S	—	(51,974)	(4,216,387)	(5,422,278)
Class S2	—	(2)	(15,463)	(102)
Total distributions	—	(357,457)	(10,553,504)	(12,848,107)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	129,084,233	113,699,227	100,252,733	247,561,111
Reinvestment of distributions	—	357,455	10,553,504	12,848,005
	129,084,233	114,056,682	110,806,237	260,409,116
Cost of shares redeemed	(210,186,273)	(170,670,840)	(203,802,502)	(141,150,451)
Net increase (decrease) in net assets resulting from capital share transactions	(81,102,040)	(56,614,158)	(92,996,265)	119,258,665
Net increase (decrease) in net assets	(93,233,282)	97,945,304	(174,302,772)	153,172,942
NET ASSETS:
Beginning of year	1,082,157,607	984,212,303	692,684,223	539,511,281
End of year	$988,924,325	$1,082,157,607	$518,381,451	$692,684,223
Undistributed net investment income/(accumulated net investment loss) at end of year	$(14,799)	$—	$14,331,435	$10,551,560

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Thornburg Value Portfolio		ING UBS U.S. Large Cap Equity Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$593,312	$2,185,001	$1,599,158	$1,450,564
Net realized gain	11,909,437	31,776,264	18,659,411	15,780,319
Net change in unrealized appreciation (depreciation)	(52,280,835)	(1,401,372)	(23,872,634)	4,176,714
Increase (decrease) in net assets resulting from operations	(39,778,086)	32,559,893	(3,614,065)	21,407,597
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(74,886)	(183,003)	(49,176)	(39,903)
Class I	(1,892,464)	(4,222,751)	(1,502,666)	(1,330,636)
Class S	(100,212)	(249,052)	(70,116)	(126,214)
Class S2	(14)	(45)	—	—
Total distributions	(2,067,576)	(4,654,851)	(1,621,958)	(1,496,753)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	46,975,789	96,147,812	7,951,981	12,183,502
Reinvestment of distributions	2,067,562	4,654,806	1,621,958	1,496,753
	49,043,351	100,802,618	9,573,939	13,680,255
Cost of shares redeemed	(81,688,752)	(78,733,299)	(40,941,746)	(39,560,188)
Net increase (decrease) in net assets resulting from capital share transactions	(32,645,401)	22,069,319	(31,367,807)	(25,879,933)
Net increase (decrease) in net assets	(74,491,063)	49,974,361	(36,603,830)	(5,969,089)
NET ASSETS:
Beginning of year	294,598,263	244,623,902	176,407,562	182,376,651
End of year	$220,107,200	$294,598,263	$139,803,732	$176,407,562
Undistributed net investment income at end of year	$562,875	$2,067,409	$264,782	$280,179

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

			Income (loss) from investment operations				Less distributions
		Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital
Year or period ended		($)	($)		($)	($)	($)	($)		($)
ING American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-11		11.63	0.12	•	(0.54)	(0.42)	0.13	0.00	*	—
12-31-10		9.65	0.15	•	1.93	2.08	0.10	—		—
12-31-09		7.23	0.14		2.39	2.53	0.11	—		—
12-31-08		11.24	0.15		(2.80)	(2.65)	0.05	1.31		—
12-31-07		13.35	0.08	•	(0.42)	(0.34)	0.03	1.74		—
Class I
12-31-11		11.91	0.18		(0.56)	(0.38)	0.15	0.00	*	—
12-31-10		9.86	0.20	•	1.98	2.18	0.13	—		—
12-31-09		7.38	0.17		2.47	2.64	0.16	—		—
12-31-08		11.46	0.20	•	(2.86)	(2.66)	0.11	1.31		—
12-31-07		13.58	0.14	•	(0.43)	(0.29)	0.09	1.74		—
Class S
12-31-11		11.82	0.15		(0.54)	(0.39)	0.13	0.00	*	—
12-31-10		9.80	0.14		1.99	2.13	0.11	—		—
12-31-09		7.34	0.16	•	2.44	2.60	0.14	—		—
12-31-08		11.40	0.17	•	(2.84)	(2.67)	0.08	1.31		—
12-31-07		13.51	0.11	•	(0.42)	(0.31)	0.06	1.74		—
Class S2
12-31-11		11.59	0.14	•	(0.55)	(0.41)	0.15	0.00	*	—
12-31-10		9.61	0.22	•	1.86	2.08	0.10	—		—
02-27-09	(5)-12-31-09	5.84	0.14	•	3.79	3.93	0.16	—		—
ING Baron Small Cap Growth Portfolio
Class ADV
12-31-11		18.52	(0.19)		0.54	0.35	—	—		—
12-31-10		14.67	(0.10)		3.95	3.85	—	—		—
12-31-09		10.88	(0.12)		3.91	3.79	—	—		—
12-31-08		19.16	(0.14)		(7.62)	(7.76)	—	0.52		—
12-31-07		18.11	(0.12)		1.17	1.05	—	—		—
Class I
12-31-11		19.37	(0.10	)•	0.57	0.47	—	—		—
12-31-10		15.27	(0.03)		4.13	4.10	—	—		—
12-31-09		11.27	(0.07)		4.07	4.00	—	—		—
12-31-08		19.73	(0.05	)•	(7.89)	(7.94)	—	0.52		—
12-31-07		18.55	(0.02)		1.20	1.18	—	—		—
Class S
12-31-11		18.95	(0.14	)•	0.56	0.42	—	—		—
12-31-10		14.98	(0.07)		4.04	3.97	—	—		—
12-31-09		11.08	(0.09)		3.99	3.90	—	—		—
12-31-08		19.45	(0.08	)•	(7.77)	(7.85)	—	0.52		—
12-31-07		18.33	(0.06)		1.18	1.12	—	—		—
Class S2
12-31-11		18.55	(0.13	)•	0.51	0.38	—	—		—
12-31-10		14.69	(0.09)		3.95	3.86	—	—		—
02-27-09	(5)-12-31-09	9.31	(0.10)		5.48	5.38	—	—		—
ING Columbia Small Cap Value II Portfolio
Class ADV
12-31-11		10.29	(0.01)		(0.30)	(0.31)	0.06	—		—
12-31-10		8.36	0.02	•	2.04	2.06	0.13	—		—
12-31-09		6.78	0.05		1.59	1.64	0.06	—		—
12-31-08		10.41	0.09	•	(3.62)	(3.53)	0.02	0.08		—
12-31-07		10.15	0.05	•	0.23	0.28	0.02	—		—

						Ratios to average net assets							Supplemental data
		Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended		($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-11		0.13	—	11.08	(3.47)	1.75	1.44		1.44		1.07		37,525	109
12-31-10		0.10	—	11.63	21.80	1.75	1.44	†	1.44	†	1.47	†	26,712	98
12-31-09		0.11	—	9.65	35.20	1.75	1.44	†	1.44	†	1.82	†	10,511	135
12-31-08		1.36	—	7.23	(26.69)	1.75	1.52		1.52		1.50		7,861	191
12-31-07		1.77	—	11.24	(3.17)	1.75	1.52		1.52		0.58		12,309	146
Class I
12-31-11		0.15	—	11.38	(2.97)	1.25	0.94		0.94		1.54		87,411	109
12-31-10		0.13	—	11.91	22.36	1.25	0.94	†	0.94	†	1.92	†	91,413	98
12-31-09		0.16	—	9.86	36.02	1.25	0.94	†	0.94	†	2.28	†	51,654	135
12-31-08		1.42	—	7.38	(26.37)	1.25	1.02		1.02		2.04		35,922	191
12-31-07		1.83	—	11.46	(2.70)	1.25	1.02		1.02		1.09		47,079	146
Class S
12-31-11		0.13	—	11.30	(3.16)	1.50	1.19		1.19		1.28		72,824	109
12-31-10		0.11	—	11.82	22.02	1.50	1.19	†	1.19	†	1.68	†	75,285	98
12-31-09		0.14	—	9.80	35.68	1.50	1.19	†	1.19	†	2.03	†	53,596	135
12-31-08		1.39	—	7.34	(26.56)	1.50	1.27		1.27		1.80		31,260	191
12-31-07		1.80	—	11.40	(2.90)	1.50	1.27		1.27		0.82		40,309	146
Class S2
12-31-11		0.15	—	11.03	(3.33)	1.75	1.34		1.34		1.26		1,891	109
12-31-10		0.10	—	11.59	21.87	1.75	1.34	†	1.34	†	2.01	†	326	98
02-27-09	(5)-12-31-09	0.16	—	9.61	67.61	1.75	1.34	†	1.34	†	2.06	†	5	135
ING Baron Small Cap Growth Portfolio
Class ADV
12-31-11		—	—	18.87	1.89	1.58	1.58		1.58		(0.98)		54,052	14
12-31-10		—	—	18.52	26.24	1.58	1.58	†	1.58	†	(0.65	)†	51,458	19
12-31-09		—	—	14.67	34.83	1.58	1.57		1.57		(1.07)		36,133	13
12-31-08		0.52	—	10.88	(41.41)	1.58	1.58	†	1.58	†	(0.80	)†	23,542	30
12-31-07		—	—	19.16	5.80	1.58	1.58		1.58		(0.61)		48,449	23
Class I
12-31-11		—	—	19.84	2.43	1.08	1.08		1.08		(0.51)		153,934	14
12-31-10		—	—	19.37	26.85	1.08	1.08	†	1.08	†	(0.17	)†	231,264	19
12-31-09		—	—	15.27	35.49	1.08	1.07		1.07		(0.57)		184,220	13
12-31-08		0.52	—	11.27	(41.12)	1.08	1.08	†	1.08	†	(0.29	)†	131,199	30
12-31-07		—	—	19.73	6.36	1.08	1.08		1.08		(0.10)		181,259	23
Class S
12-31-11		—	—	19.37	2.22	1.33	1.31		1.31		(0.72)		526,672	14
12-31-10		—	—	18.95	26.50	1.33	1.31	†	1.31	†	(0.41	)†	560,004	19
12-31-09		—	—	14.98	35.20	1.33	1.30		1.30		(0.80)		466,746	13
12-31-08		0.52	—	11.08	(41.25)	1.33	1.31	†	1.31	†	(0.52	)†	291,833	30
12-31-07		—	—	19.45	6.11	1.33	1.32		1.32		(0.34)		415,539	23
Class S2
12-31-11		—	—	18.93	2.05	1.58	1.48		1.48		(0.68)		339	14
12-31-10		—	—	18.55	26.28	1.58	1.48	†	1.48	†	(0.58	)†	6	19
02-27-09	(5)-12-31-09	—	—	14.69	57.79	1.58	1.47		1.47		(0.97)		5	13
ING Columbia Small Cap Value II Portfolio
Class ADV
12-31-11		0.06	—	9.92	(2.96)	1.40	1.40		1.38		0.06		4,677	36
12-31-10		0.13	—	10.29	24.98	1.40	1.40	†	1.37	†	0.25	†	2,071	62
12-31-09		0.06	—	8.36	24.28	1.45	1.44	†	1.44	†	0.52	†	534	86
12-31-08		0.10	—	6.78	(34.22)	1.41	1.41	†	1.38	†	1.03	†	444	73
12-31-07		0.02	—	10.41	2.73	1.38	1.38		1.35		0.50		330	50

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

			Income (loss) from investment operations				Less distributions
		Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended		($)	($)		($)	($)	($)	($)	($)
ING Columbia Small Cap Value II Portfolio (continued)
Class I
12-31-11		10.44	0.03	•	(0.30)	(0.27)	0.07	—	—
12-31-10		8.46	0.06		2.06	2.12	0.14	—	—
12-31-09		6.85	0.07	•	1.65	1.72	0.11	—	—
12-31-08		10.48	0.14	•	(3.67)	(3.53)	0.02	0.08	—
12-31-07		10.17	0.10	•	0.23	0.33	0.02	—	—
Class S
12-31-11		10.39	0.03		(0.32)	(0.29)	0.04	—	—
12-31-10		8.41	0.04	•	2.06	2.10	0.12	—	—
12-31-09		6.82	0.06		1.62	1.68	0.09	—	—
12-31-08		10.44	0.11	•	(3.64)	(3.53)	0.01	0.08	—
12-31-07		10.15	0.07	•	0.23	0.30	0.01	—	—
Class S2
12-31-11		10.27	0.04		(0.35)	(0.31)	0.06	—	—
12-31-10		8.33	0.03		2.03	2.06	0.12	—	—
02-27-09	(5)-12-31-09	5.20	0.04	•	3.20	3.24	0.11	—	—
ING Davis New York Venture Portfolio
Class ADV
12-31-11		17.57	0.05	•	(0.93)	(0.88)	0.16	—	—
12-31-10		15.77	0.05	•	1.80	1.85	0.05	—	—
12-31-09		12.02	0.04	•	3.71	3.75	—	—	—
12-31-08		20.07	0.09		(7.92)	(7.83)	0.04	0.18	—
12-31-07		19.39	0.19	•	0.57	0.76	—	0.08	—
Class I
12-31-11		17.99	0.14		(0.97)	(0.83)	0.22	—	—
12-31-10		16.12	0.12	•	1.85	1.97	0.10	—	—
12-31-09		12.32	0.10	•	3.82	3.92	0.12	—	—
12-31-08		20.60	0.15	•	(8.09)	(7.94)	0.16	0.18	—
12-31-07		19.87	0.31	•	0.57	0.88	0.07	0.08	—
Class S
12-31-11		17.76	0.09	•	(0.93)	(0.84)	0.17	—	—
12-31-10		15.93	0.09		1.81	1.90	0.07	—	—
12-31-09		12.18	0.06		3.78	3.84	0.09	—	—
12-31-08		20.39	0.11	•	(8.02)	(7.91)	0.12	0.18	—
12-31-07		19.70	0.25	•	0.57	0.82	0.05	0.08	—
ING Global Bond Portfolio
Class ADV
12-31-11		11.67	0.44	•	(0.04)	0.40	0.85	—	—
12-31-10		10.45	0.70	•	0.88	1.58	0.36	—	—
12-31-09		8.84	0.40		1.51	1.91	0.30	—	—
12-31-08		11.12	0.55	•	(2.28)	(1.73)	0.51	0.04	—
12-31-07		10.76	0.59	•	0.28	0.87	0.51	—	—
Class I
12-31-11		11.77	0.50	•	(0.05)	0.45	0.90	—	—
12-31-10		10.48	0.75		0.90	1.65	0.36	—	—
12-31-09		8.92	0.48	•	1.49	1.97	0.41	—	—
12-31-08		11.20	0.54	•	(2.22)	(1.68)	0.56	0.04	—
12-31-07		10.80	0.64	•	0.28	0.92	0.52	—	—
Class S
12-31-11		11.76	0.47	•	(0.04)	0.43	0.86	—	—
12-31-10		10.50	0.74	•	0.88	1.62	0.36	—	—
12-31-09		8.92	0.49	•	1.45	1.94	0.36	—	—
12-31-08		11.21	0.48	•	(2.19)	(1.71)	0.54	0.04	—
12-31-07		10.81	0.62	•	0.27	0.89	0.49	—	—

						Ratios to average net assets							Supplemental data
		Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended		($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Columbia Small Cap Value II Portfolio (continued)
Class I
12-31-11		0.07	—	10.10	(2.48)	0.90	0.90		0.88		0.31		17,304	36
12-31-10		0.14	—	10.44	25.48	0.90	0.90	†	0.87	†	0.67	†	55,866	62
12-31-09		0.11	—	8.46	25.20	0.95	0.94	†	0.94	†	1.09	†	46,600	86
12-31-08		0.10	—	6.85	(33.93)	0.91	0.91	†	0.88	†	1.63	†	225,673	73
12-31-07		0.02	—	10.48	3.21	0.88	0.88		0.85		0.94		46,922	50
Class S
12-31-11		0.04	—	10.06	(2.69)	1.15	1.15		1.13		0.21		138,626	36
12-31-10		0.12	—	10.39	25.28	1.15	1.15	†	1.12	†	0.41	†	167,293	62
12-31-09		0.09	—	8.41	24.72	1.20	1.19	†	1.19	†	0.75	†	165,922	86
12-31-08		0.09	—	6.82	(34.08)	1.16	1.16	†	1.13	†	1.22	†	150,309	73
12-31-07		0.01	—	10.44	2.97	1.13	1.13		1.10		0.65		161,301	50
Class S2
12-31-11		0.06	—	9.90	(2.88)	1.40	1.30		1.28		0.49		436	36
12-31-10		0.12	—	10.27	25.04	1.40	1.30	†	1.27	†	0.29	†	6	62
02-27-09	(5)-12-31-09	0.11	—	8.33	62.42	1.45	1.34	†	1.34	†	0.60	†	5	86
ING Davis New York Venture Portfolio
Class ADV
12-31-11		0.16	—	16.53	(4.92)	1.40	1.38		1.38		0.31		9,266	12
12-31-10		0.05	—	17.57	11.79	1.40	1.38		1.38		0.30		8,442	15
12-31-09		—	—	15.77	31.20	1.40	1.39		1.39		0.31		4,844	23
12-31-08		0.22	—	12.02	(39.35)	1.40	1.40		1.40		0.41		5,662	20
12-31-07		0.08	—	20.07	3.91	1.40	1.40		1.40		0.94		10,214	10
Class I
12-31-11		0.22	—	16.94	(4.52)	0.90	0.88		0.88		0.80		109,831	12
12-31-10		0.10	—	17.99	12.33	0.90	0.88		0.88		0.74		143,679	15
12-31-09		0.12	—	16.12	31.96	0.90	0.89		0.89		0.76		165,713	23
12-31-08		0.34	—	12.32	(39.06)	0.90	0.90		0.90		0.92		133,936	20
12-31-07		0.15	—	20.60	4.43	0.90	0.90		0.90		1.49		101,763	10
Class S
12-31-11		0.17	—	16.75	(4.63)	1.15	1.13		1.13		0.56		270,261	12
12-31-10		0.07	—	17.76	11.99	1.15	1.13		1.13		0.51		328,415	15
12-31-09		0.09	—	15.93	31.62	1.15	1.14		1.14		0.49		303,513	23
12-31-08		0.30	—	12.18	(39.22)	1.15	1.15		1.15		0.67		213,686	20
12-31-07		0.13	—	20.39	4.16	1.15	1.15		1.15		1.23		231,511	10
ING Global Bond Portfolio
Class ADV
12-31-11		0.85	—	11.22	3.26	1.16	1.02		1.02		3.73		30,299	590
12-31-10		0.36	—	11.67	15.22	1.04	1.02		1.02		6.27		30,887	117
12-31-09		0.30	—	10.45	21.66	1.04	1.01		1.01		4.79		20,170	136
12-31-08		0.55	—	8.84	(16.38)	1.04	1.00	†	1.00	†	5.19	†	16,393	108
12-31-07		0.51	—	11.12	8.28	1.04	1.00		1.00		5.41		20,460	104
Class I
12-31-11		0.90	—	11.32	3.70	0.66	0.52		0.52		4.22		330,477	590
12-31-10		0.36	—	11.77	15.86	0.54	0.52		0.52		6.82		386,383	117
12-31-09		0.41	—	10.48	22.14	0.54	0.53		0.53		4.99		334,527	136
12-31-08		0.60	—	8.92	(15.89)	0.54	0.54	†	0.54	†	5.12	†	451,197	108
12-31-07		0.52	—	11.20	8.76	0.54	0.54		0.54		5.80		415,035	104
Class S
12-31-11		0.86	—	11.33	3.51	0.91	0.77		0.77		3.97		67,103	590
12-31-10		0.36	—	11.76	15.54	0.79	0.77		0.77		6.57		93,346	117
12-31-09		0.36	—	10.50	21.85	0.79	0.76		0.76		5.04		97,596	136
12-31-08		0.58	—	8.92	(16.10)	0.79	0.75	†	0.75	†	4.53	†	88,592	108
12-31-07		0.49	—	11.21	8.50	0.79	0.75		0.75		5.61		83,977	104
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

			Income (loss) from investment operations				Less distributions
		Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended		($)	($)		($)	($)	($)	($)	($)
ING Invesco Van Kampen Comstock Portfolio
Class ADV
12-31-11		10.13	0.11		(0.35)	(0.24)	0.12	—	—
12-31-10		8.92	0.09		1.23	1.32	0.11	—	—
12-31-09		7.09	0.09		1.91	2.00	0.17	—	—
12-31-08		12.34	0.17	•	(4.47)	(4.30)	0.30	0.65	—
12-31-07		13.17	0.17	•	(0.48)	(0.31)	0.16	0.36	—
Class I
12-31-11		10.19	0.16		(0.35)	(0.19)	0.17	—	—
12-31-10		8.97	0.14		1.23	1.37	0.15	—	—
12-31-09		7.12	0.13	•	1.93	2.06	0.21	—	—
12-31-08		12.55	0.23		(4.55)	(4.32)	0.46	0.65	—
12-31-07		13.37	0.24		(0.49)	(0.25)	0.21	0.36	—
Class S
12-31-11		10.18	0.15		(0.37)	(0.22)	0.14	—	—
12-31-10		8.96	0.11		1.24	1.35	0.13	—	—
12-31-09		7.12	0.11		1.92	2.03	0.19	—	—
12-31-08		12.49	0.21		(4.53)	(4.32)	0.40	0.65	—
12-31-07		13.30	0.21		(0.49)	(0.28)	0.17	0.36	—
ING Invesco Van Kampen Equity and Income Portfolio
Class ADV
12-31-11		33.75	0.49	•	(1.04)	(0.55)	0.63	—	—
12-31-10		30.64	0.46	•	3.13	3.59	0.48	—	—
12-31-09		25.44	0.44	•	5.17	5.61	0.41	—	—
12-31-08		37.09	0.71	•	(9.08)	(8.37)	1.37	1.91	—
12-31-07		37.82	0.74	•	0.41	1.15	0.78	1.10	—
Class I
12-31-11		34.22	0.66	•	(1.05)	(0.39)	0.78	—	—
12-31-10		31.03	0.63	•	3.18	3.81	0.62	—	—
12-31-09		25.75	0.59	•	5.25	5.84	0.56	—	—
12-31-08		37.76	1.03		(9.38)	(8.35)	1.75	1.91	—
12-31-07		38.47	0.95	•	0.41	1.36	0.97	1.10	—
Class S
12-31-11		33.97	0.57	•	(1.04)	(0.47)	0.69	—	—
12-31-10		30.81	0.54	•	3.16	3.70	0.54	—	—
12-31-09		25.58	0.51	•	5.21	5.72	0.49	—	—
12-31-08		37.50	0.79	•	(9.16)	(8.37)	1.64	1.91	—
12-31-07		38.24	0.83	•	0.42	1.25	0.89	1.10	—
Class S2
12-31-11		33.70	0.52	•	(1.03)	(0.51)	0.67	—	—
12-31-10		30.62	0.50	•	3.12	3.62	0.54	—	—
02-27-09	(5)-12-31-09	22.18	0.33		8.58	8.91	0.47	—	—
ING JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-11		13.78	0.07		0.15	0.22	0.09	—	—
12-31-10		11.30	0.07		2.48	2.55	0.07	—	—
12-31-09		9.24	0.12		2.21	2.33	0.11	0.16	—
12-31-08		15.50	0.14		(4.90)	(4.76)	0.18	1.32	—
12-31-07		16.03	0.09		0.25	0.34	0.07	0.80	—
Class I
12-31-11		13.95	0.15		0.13	0.28	0.15	—	—
12-31-10		11.42	0.14		2.52	2.66	0.13	—	—
12-31-09		9.33	0.17		2.23	2.40	0.15	0.16	—
12-31-08		15.77	0.22		(5.00)	(4.78)	0.34	1.32	—
12-31-07		16.26	0.19	•	0.24	0.43	0.12	0.80	—

						Ratios to average net assets							Supplemental data
		Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended		($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Invesco Van Kampen Comstock Portfolio
Class ADV
12-31-11		0.12	—	9.77	(2.32)	1.35	1.31		1.31		1.09		17,338	23
12-31-10		0.11	—	10.13	14.81	1.35	1.31	†	1.31	†	0.90	†	17,041	23
12-31-09		0.17	—	8.92	28.22	1.35	1.31		1.31		1.16		16,306	27
12-31-08		0.95	—	7.09	(36.64)	1.35	1.31		1.31		1.66		13,778	47
12-31-07		0.52	—	12.34	(2.51)	1.35	1.34		1.34		1.27		40,111	26
Class I
12-31-11		0.17	—	9.83	(1.81)	0.85	0.81		0.81		1.59		45,814	23
12-31-10		0.15	—	10.19	15.38	0.85	0.81	†	0.81	†	1.40	†	49,022	23
12-31-09		0.21	—	8.97	28.92	0.85	0.81		0.81		1.78		50,240	27
12-31-08		1.11	—	7.12	(36.36)	0.85	0.81		0.81		2.20		357,863	47
12-31-07		0.57	—	12.55	(2.04)	0.85	0.84		0.84		1.78		608,951	26
Class S
12-31-11		0.14	—	9.82	(2.09)	1.10	1.06		1.06		1.34		238,369	23
12-31-10		0.13	—	10.18	15.13	1.10	1.06	†	1.06	†	1.15	†	264,791	23
12-31-09		0.19	—	8.96	28.53	1.10	1.06		1.06		1.42		237,588	27
12-31-08		1.05	—	7.12	(36.48)	1.10	1.06		1.06		1.95		197,126	47
12-31-07		0.53	—	12.49	(2.28)	1.10	1.09		1.09		1.67		342,155	26
ING Invesco Van Kampen Equity and Income Portfolio
Class ADV
12-31-11		0.63	—	32.57	(1.58)	1.15	1.15		1.15		1.46		22,313	20
12-31-10		0.48	—	33.75	11.77	1.15	1.15	†	1.15	†	1.44	†	14,995	38
12-31-09		0.41	—	30.64	22.06	1.13	1.13	†	1.12	†	1.66	†	10,735	74
12-31-08		3.28	—	25.44	(23.76)	1.07	1.07		1.07		2.21		10,334	111
12-31-07		1.88	—	37.09	3.06	1.07	1.07		1.07		1.92		14,242	89
Class I
12-31-11		0.78	—	33.05	(1.08)	0.65	0.65		0.65		1.93		530,983	20
12-31-10		0.62	—	34.22	12.32	0.65	0.65	†	0.65	†	1.96	†	594,282	38
12-31-09		0.56	—	31.03	22.69	0.63	0.63	†	0.62	†	2.16	†	572,527	74
12-31-08		3.66	—	25.75	(23.38)	0.57	0.57		0.57		2.70		516,378	111
12-31-07		2.07	—	37.76	3.56	0.57	0.57		0.57		2.42		811,810	89
Class S
12-31-11		0.69	—	32.81	(1.33)	0.90	0.90		0.90		1.67		205,145	20
12-31-10		0.54	—	33.97	12.05	0.90	0.90	†	0.90	†	1.71	†	240,865	38
12-31-09		0.49	—	30.81	22.37	0.88	0.88	†	0.87	†	1.91	†	217,798	74
12-31-08		3.55	—	25.58	(23.56)	0.82	0.82		0.82		2.49		193,142	111
12-31-07		1.99	—	37.50	3.29	0.82	0.82		0.82		2.16		133,013	89
Class S2
12-31-11		0.67	—	32.52	(1.48)	1.15	1.05		1.05		1.55		967	20
12-31-10		0.54	—	33.70	11.88	1.15	1.05	†	1.05	†	1.61	†	843	38
02-27-09	(5)-12-31-09	0.47	—	30.62	40.18	1.13	1.03	†	1.02	†	1.65	†	4	74
ING JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-11		0.09	—	13.91	1.60	1.50	1.50		1.50		0.54		30,671	36
12-31-10		0.07	—	13.78	22.63	1.50	1.50	†	1.50	†	0.69	†	26,954	40
12-31-09		0.27	—	11.30	25.34	1.50	1.50	†	1.50	†	1.33	†	16,622	40
12-31-08		1.50	—	9.24	(33.17)	1.50	1.50	†	1.50	†	0.94	†	13,624	58
12-31-07		0.87	—	15.50	2.06	1.50	1.50		1.50		0.64		24,824	52
Class I
12-31-11		0.15	—	14.08	2.07	1.00	1.00		1.00		1.03		125,233	36
12-31-10		0.13	—	13.95	23.30	1.00	1.00	†	1.00	†	1.18	†	126,864	40
12-31-09		0.31	—	11.42	25.90	1.00	1.00	†	1.00	†	1.83	†	100,239	40
12-31-08		1.66	—	9.33	(32.86)	1.00	1.00	†	1.00	†	1.46	†	80,515	58
12-31-07		0.92	—	15.77	2.61	1.00	1.00		1.00		1.15		145,638	52

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

			Income (loss) from investment operations				Less distributions
		Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended		($)	($)		($)	($)	($)	($)	($)
ING JPMorgan Mid Cap Value Portfolio (continued)
Class S
12-31-11		13.88	0.11		0.14	0.25	0.12	—	—
12-31-10		11.37	0.11		2.50	2.61	0.10	—	—
12-31-09		9.29	0.15		2.22	2.37	0.13	0.16	—
12-31-08		15.67	0.16	•	(4.94)	(4.78)	0.28	1.32	—
12-31-07		16.17	0.15		0.24	0.39	0.09	0.80	—
Class S2
12-31-11		13.79	0.13	•	0.10	0.23	0.14	—	—
12-31-10		11.30	0.09		2.48	2.57	0.08	—	—
02-27-09	(5)-12-31-09	7.54	0.12		3.92	4.04	0.12	0.16	—
ING Oppenheimer Global Portfolio
Class ADV
12-31-11		13.46	0.13		(1.29)	(1.16)	0.15	—	—
12-31-10		11.83	0.11	•	1.69	1.80	0.17	—	—
12-31-09		8.80	0.11	•	3.28	3.39	0.17	0.19	—
12-31-08		16.38	0.30		(6.53)	(6.23)	0.23	1.12	—
12-31-07		16.22	0.17	•	0.81	0.98	0.11	0.71	—
Class I
12-31-11		13.88	0.20	•	(1.34)	(1.14)	0.20	—	—
12-31-10		12.17	0.18	•	1.74	1.92	0.21	—	—
12-31-09		9.07	0.17	•	3.38	3.55	0.26	0.19	—
12-31-08		16.87	0.32		(6.67)	(6.35)	0.33	1.12	—
12-31-07		16.68	0.27	•	0.82	1.09	0.19	0.71	—
Class S
12-31-11		13.50	0.16		(1.30)	(1.14)	0.17	—	—
12-31-10		11.84	0.14	•	1.70	1.84	0.18	—	—
12-31-09		8.82	0.14	•	3.30	3.44	0.23	0.19	—
12-31-08		16.46	0.23	•	(6.46)	(6.23)	0.29	1.12	—
12-31-07		16.31	0.23	•	0.80	1.03	0.17	0.71	—
Class S2
12-31-11		13.36	0.06	•	(1.21)	(1.15)	0.20	—	—
12-31-10		11.73	0.12		1.68	1.80	0.17	—	—
02-27-09	(5)-12-31-09	7.35	0.12	•	4.71	4.83	0.26	0.19	—
ING PIMCO Total Return Portfolio
Class ADV
12-31-11		11.89	0.28	•	0.07	0.35	0.34	0.42	—
12-31-10		11.46	0.23	•	0.61	0.84	0.39	0.02	—
12-31-09		10.91	0.35	•	0.96	1.31	0.35	0.41	—
12-31-08		11.66	0.46	•	(0.52)	(0.06)	0.52	0.17	—
12-31-07		11.03	0.44	•	0.55	0.99	0.36	—	—
Class I
12-31-11		12.15	0.36		0.06	0.42	0.39	0.42	—
12-31-10		11.67	0.29	•	0.63	0.92	0.42	0.02	—
12-31-09		11.08	0.42	•	0.97	1.39	0.39	0.41	—
12-31-08		11.81	0.53	•	(0.54)	(0.01)	0.55	0.17	—
12-31-07		11.16	0.51	•	0.55	1.06	0.41	—	—
Class S
12-31-11		12.04	0.31		0.08	0.39	0.36	0.42	—
12-31-10		11.58	0.26	•	0.62	0.88	0.40	0.02	—
12-31-09		11.01	0.39	•	0.96	1.35	0.37	0.41	—
12-31-08		11.75	0.49	•	(0.52)	(0.03)	0.54	0.17	—
12-31-07		11.11	0.48	•	0.55	1.03	0.39	—	—
Class S2
12-31-11		11.85	0.30	•	0.07	0.37	0.38	0.42	—
12-31-10		11.44	0.29	•	0.56	0.85	0.42	0.02	—
02-27-09	(5)-12-31-09	10.55	0.35	•	1.34	1.69	0.39	0.41	—

						Ratios to average net assets								Supplemental data
		Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)		Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended		($)	($)	($)	(%)	(%)		(%)		(%)		(%)		($000's)	(%)
ING JPMorgan Mid Cap Value Portfolio (continued)
Class S
12-31-11		0.12	—	14.01	1.82	1.25		1.25		1.25		0.78		178,083	36
12-31-10		0.10	—	13.88	22.97	1.25		1.25	†	1.25	†	0.94	†	172,465	40
12-31-09		0.29	—	11.37	25.65	1.25		1.25	†	1.25	†	1.58	†	113,016	40
12-31-08		1.60	—	9.29	(33.04)	1.25		1.25	†	1.25	†	1.29	†	78,604	58
12-31-07		0.89	—	15.67	2.34	1.25		1.25		1.25		0.89		89,851	52
Class S2
12-31-11		0.14	—	13.88	1.67	1.50		1.40		1.40		0.97		178	36
12-31-10		0.08	—	13.79	22.75	1.50		1.40	†	1.40	†	0.76	†	5	40
02-27-09	(5)-12-31-09	0.28	—	11.30	53.76	1.50		1.40	†	1.40	†	1.51	†	4	40
ING Oppenheimer Global Portfolio
Class ADV
12-31-11		0.15	—	12.15	(8.60)	1.16		1.16		1.16		0.96		65,051	12
12-31-10		0.17	—	13.46	15.42	1.16		1.16	†	1.16	†	0.88	†	71,603	15
12-31-09		0.36	—	11.83	39.04	1.16		1.16	†	1.16	†	1.09	†	54,626	12
12-31-08		1.35	—	8.80	(40.65)	1.16		1.16	†	1.16	†	1.60	†	40,813	12
12-31-07		0.82	—	16.38	6.04	1.16		1.15		0.15		1.08		99,669	14
Class I
12-31-11		0.20	—	12.54	(8.13)	0.66		0.66		0.66		1.46		1,234,551	12
12-31-10		0.21	—	13.88	16.06	0.66		0.66	†	0.66	†	1.40	†	1,479,319	15
12-31-09		0.45	—	12.17	39.73	0.66		0.66	†	0.66	†	1.63	†	1,414,460	12
12-31-08		1.45	—	9.07	(40.38)	0.66		0.66	†	0.66	†	2.07	†	1,124,127	12
12-31-07		0.90	—	16.87	6.57	0.66		0.66		0.66		1.57		2,289,589	14
Class S
12-31-11		0.17	—	12.19	(8.38)	0.91		0.91		0.91		1.20		171,755	12
12-31-10		0.18	—	13.50	15.80	0.91		0.91	†	0.91	†	1.17	†	184,961	15
12-31-09		0.42	—	11.84	39.51	0.91		0.91	†	0.91	†	1.45	†	182,326	12
12-31-08		1.41	—	8.82	(40.55)	0.91		0.91	†	0.91	†	1.80	†	157,261	12
12-31-07		0.88	—	16.46	6.35	0.91		0.91		0.91		1.37		232,651	14
Class S2
12-31-11		0.20	—	12.01	(8.52)	1.16		1.06		1.06		0.52		755	12
12-31-10		0.17	—	13.36	15.63	1.16		1.06	†	1.06	†	0.98	†	5	15
02-27-09	(5)-12-31-09	0.45	—	11.73	66.43	1.16		1.06	†	1.06	†	1.34	†	5	12
ING PIMCO Total Return Portfolio
Class ADV
12-31-11		0.76	—	11.48	2.95	1.09		1.08		1.08		2.41		161,860	783
12-31-10		0.41	—	11.89	7.30	1.09		1.08		1.08		1.96		152,733	558
12-31-09		0.76	—	11.46	12.32	1.13		1.12		1.12		3.10		93,043	737
12-31-08		0.69	—	10.91	(0.54)	1.16		1.15		1.15		4.04		44,599	872
12-31-07		0.36	—	11.66	9.25	1.21	(a)	1.21	(a)	1.21	(a)	3.98	(a)	33,445	863
Class I
12-31-11		0.81	—	11.76	3.46	0.59		0.58		0.58		2.90		523,551	783
12-31-10		0.44	—	12.15	7.84	0.59		0.58		0.58		2.43		534,495	558
12-31-09		0.80	—	11.67	12.89	0.63		0.62		0.62		3.67		430,220	737
12-31-08		0.72	—	11.08	(0.04)	0.66		0.65		0.65		4.55		265,311	872
12-31-07		0.41	—	11.81	9.79	0.71	(a)	0.71	(a)	0.71	(a)	4.49	(a)	320,725	863
Class S
12-31-11		0.78	—	11.65	3.25	0.84		0.83		0.83		2.65		493,803	783
12-31-10		0.42	—	12.04	7.56	0.84		0.83		0.83		2.18		474,076	558
12-31-09		0.78	—	11.58	12.62	0.88		0.87		0.87		3.42		352,984	737
12-31-08		0.71	—	11.01	(0.28)	0.91		0.90		0.90		4.30		192,259	872
12-31-07		0.39	—	11.75	9.51	0.96	(a)	0.96	(a)	0.96	(a)	4.23	(a)	122,274	863
Class S2
12-31-11		0.80	—	11.42	3.10	1.09		0.98		0.98		2.54		1,829	783
12-31-10		0.44	—	11.85	7.38	1.09		0.98		0.98		2.42		1,003	558
02-27-09	(5)-12-31-09	0.80	—	11.44	16.38	1.13		1.02		1.02		3.67		3	737

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

			Income (loss) from investment operations				Less distributions
		Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital
Year or period ended		($)	($)		($)	($)	($)		($)	($)
ING Pioneer High Yield Portfolio
Class I
12-31-11		11.24	0.63		(0.70)	(0.07)	0.62		—	—
12-31-10		10.05	0.65		1.19	1.84	0.65		—	—
12-31-09		6.52	0.67	•	3.49	4.16	0.63		—	—
12-31-08		10.25	0.74	•	(3.54)	(2.80)	0.70		0.23	—
12-31-07		10.22	0.59	•	0.03	0.62	0.59		—	—
Class S
12-31-11		11.23	0.60	•	(0.69)	(0.09)	0.60		—	—
12-31-10		10.04	0.62	•	1.19	1.81	0.62		—	—
12-31-09		6.52	0.61	•	3.52	4.13	0.61		—	—
12-31-08		10.25	0.67	•	(3.49)	(2.82)	0.68		0.23	—
12-31-07		10.22	0.57	•	0.03	0.60	0.57		—	—
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-11		8.25	(0.03)		(0.32)	(0.35)	0.01		—	—
12-31-10		6.46	(0.01)		1.80	1.79	0.00	*	—	—
12-31-09		4.44	(0.00	)*	2.02	2.02	0.00	*	—	—
12-31-08		9.22	(0.02)		(3.48)	(3.50)	—		1.28	—
12-31-07		8.99	(0.03)		1.14	1.11	—		0.88	—
Class I
12-31-11		8.60	0.02		(0.34)	(0.32)	0.03		—	—
12-31-10		6.71	0.03		1.88	1.91	0.02		—	—
12-31-09		4.60	0.03		2.10	2.13	0.02		—	—
12-31-08		9.52	0.02		(3.63)	(3.61)	0.03		1.28	—
12-31-07		9.22	0.02		1.18	1.20	0.02		0.88	—
Class S
12-31-11		8.45	0.00	*	(0.33)	(0.33)	0.01		—	—
12-31-10		6.60	0.01		1.84	1.85	0.00	*	—	—
12-31-09		4.53	0.01		2.07	2.08	0.01		—	—
12-31-08		9.37	(0.00	)*	(3.56)	(3.56)	0.00	*	1.28	—
12-31-07		9.10	(0.01)		1.16	1.15	—		0.88	—
Class S2
12-31-11		8.25	(0.00	)*	(0.34)	(0.34)	0.02		—	—
12-31-10		6.45	(0.00	)*	1.80	1.80	0.00	*	—	—
02-27-09	(5)-12-31-09	3.94	0.01		2.51	2.52	0.01		—	—
ING T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-11		53.43	(0.27	)•	(0.57)	(0.84)	—		—	—
12-31-10		45.97	(0.21)		7.69	7.48	0.02		—	—
12-31-09		32.31	(0.10)		13.76	13.66	—		—	—
12-31-08		60.78	(0.04	)•	(24.38)	(24.42)	0.08		3.92	0.05
12-31-07		58.37	0.03	•	5.34	5.37	0.03		2.93	—
Class I
12-31-11		54.49	0.00	*	(0.58)	(0.58)	—		—	—
12-31-10		46.65	0.01		7.85	7.86	0.02		—	—
12-31-09		32.68	0.09	•	13.95	14.04	0.07		—	—
12-31-08		61.89	0.26		(24.86)	(24.60)	0.64		3.92	0.05
12-31-07		59.36	0.32		5.45	5.77	0.31		2.93	—
Class S
12-31-11		53.92	(0.13)		(0.58)	(0.71)	—		—	—
12-31-10		46.27	(0.11)		7.78	7.67	0.02		—	—
12-31-09		32.45	(0.01)		13.83	13.82	0.00	*	—	—
12-31-08		61.35	0.07	•	(24.56)	(24.49)	0.44		3.92	0.05
12-31-07		58.85	0.15	•	5.41	5.56	0.13		2.93	—

								Ratios to average net assets						Supplemental data
		Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended		($)		($)	($)	(%)		(%)	(%)		(%)		(%)	($000's)	(%)
ING Pioneer High Yield Portfolio
Class I
12-31-11		0.62		—	10.55	(0.72)		0.77	0.71		0.71		5.64	87,529	41
12-31-10		0.65		—	11.24	19.02		0.75	0.71	†	0.71	†	6.23 †	98,394	41
12-31-09		0.63		—	10.05	66.75		0.78	0.72	†	0.71	†	8.88 †	92,714	53
12-31-08		0.93		—	6.52	(29.27	)(b)	0.74	0.73	†	0.72	†	8.82 †	279,168	38
12-31-07		0.59		—	10.25	6.15		0.78	0.77		0.77		5.67	105,105	68
Class S
12-31-11		0.60		—	10.54	(0.97)		1.02	0.96		0.96		5.34	1,712	41
12-31-10		0.62		—	11.23	18.73		1.00	0.96	†	0.96	†	5.97 †	2,307	41
12-31-09		0.61		—	10.04	66.30		1.03	0.97	†	0.96	†	7.50 †	2,995	53
12-31-08		0.91		—	6.52	(29.45	)(b)	0.99	0.98	†	0.98	†	7.32 †	2,170	38
12-31-07		0.57		—	10.25	5.89		1.03	1.02		1.02		5.43	5,899	68
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-11		0.01		—	7.89	(4.23)		1.16	1.16		1.16		(0.28)	18,993	38
12-31-10		0.00	*	—	8.25	27.79		1.16	1.16		1.16		(0.13)	31,927	28
12-31-09		—		—	6.46	45.55		1.16	1.16		1.16		(0.01)	24,468	27
12-31-08		1.28		—	4.44	(43.35)		1.16	1.16		1.16		(0.25)	15,401	28
12-31-07		0.88		—	9.22	12.71		1.16	1.15		1.15		(0.31)	40,695	31
Class I
12-31-11		0.03		—	8.25	(3.71)		0.66	0.66		0.66		0.25	663,904	38
12-31-10		0.02		—	8.60	28.51		0.66	0.66		0.66		0.37	762,608	28
12-31-09		0.02		—	6.71	46.41		0.66	0.66		0.66		0.48	659,322	27
12-31-08		1.31		—	4.60	(43.15)		0.66	0.66		0.66		0.26	487,968	28
12-31-07		0.90		—	9.52	13.39		0.66	0.66		0.66		0.18	995,471	31
Class S
12-31-11		0.01		—	8.11	(3.89)		0.91	0.91		0.91		0.01	21,669	38
12-31-10		0.00	*	—	8.45	28.12		0.91	0.91		0.91		0.12	23,701	28
12-31-09		0.01		—	6.60	46.00		0.91	0.91		0.91		0.25	20,494	27
12-31-08		1.28		—	4.53	(43.27)		0.91	0.91		0.91		0.03	9,009	28
12-31-07		0.88		—	9.37	13.01		0.91	0.91		0.91		(0.07)	13,319	31
Class S2
12-31-11		0.02		—	7.89	(4.07)		1.16	1.06		1.06		(0.07)	739	38
12-31-10		0.00	*	—	8.25	27.99		1.16	1.06		1.06		(0.03)	6	28
02-27-09	(5)-12-31-09	0.01		—	6.45	63.88		1.16	1.06		1.06		0.09	5	27
ING T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-11		—		—	52.59	(1.57)		1.25	1.24		1.24		(0.50)	92,701	28
12-31-10		0.02		—	53.43	16.27		1.25	1.25		1.25		(0.48)	102,242	41
12-31-09		—		—	45.97	42.28		1.25	1.25		1.25		(0.27)	73,747	64
12-31-08		4.05		—	32.31	(42.51)		1.25	1.24		1.24		(0.09)	49,551	54
12-31-07		2.96		—	60.78	9.36		1.25	1.24		1.24		0.05	103,588	58
Class I
12-31-11		—		—	53.91	(1.06)		0.75	0.74		0.74		0.00 *	722,532	28
12-31-10		0.02		—	54.49	16.86		0.75	0.75		0.75		0.02	808,032	41
12-31-09		0.07		—	46.65	42.96		0.75	0.75		0.75		0.24	758,453	64
12-31-08		4.61		—	32.68	(42.21)		0.75	0.74		0.74		0.42	745,790	54
12-31-07		3.24		—	61.89	9.91		0.75	0.74		0.74		0.55	1,442,336	58
Class S
12-31-11		—		—	53.21	(1.32)		1.00	0.99		0.99		(0.24)	173,070	28
12-31-10		0.02		—	53.92	16.58		1.00	1.00		1.00		(0.24)	171,878	41
12-31-09		—		—	46.27	42.60		1.00	1.00		1.00		(0.03)	152,008	64
12-31-08		4.41		—	32.45	(42.35)		1.00	0.99		0.99		0.15	69,896	54
12-31-07		3.06		—	61.35	9.62		1.00	0.99		0.99		0.25	101,503	58
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

			Income (loss) from investment operations				Less distributions
		Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended		($)	($)		($)	($)	($)	($)	($)
ING T. Rowe Price Growth Equity Portfolio (continued)
Class S2
12-31-11		53.51	(0.17	)•	(0.62)	(0.79)	—	—	—
12-31-10		45.99	(0.18)		7.72	7.54	0.02	—	—
02-27-09	(5)-12-31-09	29.76	(0.05)		16.28	16.23	—	—	—
ING Templeton Foreign Equity Portfolio
Class ADV
12-31-11		10.99	0.20	•	(1.57)	(1.37)	0.17	—	—
12-31-10		10.36	0.13	•	0.70	0.83	0.20	—	—
12-31-09		7.84	0.14		2.38	2.52	—	—	—
12-31-08		13.65	0.23	•	(5.81)	(5.58)	0.23	—	—
12-31-07		12.03	0.18	•	1.68	1.86	0.13	0.11	—
Class I
12-31-11		11.05	0.26	•	(1.59)	(1.33)	0.20	—	—
12-31-10		10.40	0.19	•	0.70	0.89	0.24	—	—
12-31-09		7.83	0.20	•	2.37	2.57	—	—	—
12-31-08		13.66	0.29	•	(5.85)	(5.56)	0.27	—	—
12-31-07		12.03	0.24	•	1.63	1.87	0.13	0.11	—
Class S
12-31-11		11.00	0.25	•	(1.59)	(1.34)	0.18	—	—
12-31-10		10.36	0.17		0.69	0.86	0.22	—	—
12-31-09		7.81	0.14		2.41	2.55	—	—	—
12-31-08		13.63	0.28	•	(5.87)	(5.59)	0.23	—	—
12-31-07		12.01	0.20	•	1.63	1.83	0.10	0.11	—
Class S2
12-31-11		11.01	0.17	•	(1.53)	(1.36)	0.20	—	—
12-31-10		10.37	0.07	•	0.78	0.85	0.21	—	—
02-27-09	(5)-12-31-09	6.31	0.14		3.92	4.06	—	—	—
ING Thornburg Value Portfolio
Class ADV
12-31-11		31.18	(0.07	)•	(4.15)	(4.22)	0.13	—	—
12-31-10		28.55	0.06	•	2.98	3.04	0.41	—	—
12-31-09		19.96	0.34	•	8.42	8.76	0.17	—	—
12-31-08		33.36	0.18		(13.52)	(13.34)	0.06	—	—
12-31-07		31.38	0.18	•	1.93	2.11	0.13	—	—
Class I
12-31-11		31.98	0.09		(4.29)	(4.20)	0.23	—	—
12-31-10		29.18	0.22	•	3.03	3.25	0.45	—	—
12-31-09		20.38	0.42	•	8.67	9.09	0.29	—	—
12-31-08		34.00	0.32	•	(13.79)	(13.47)	0.15	—	—
12-31-07		31.85	0.28		2.02	2.30	0.15	—	—
Class S
12-31-11		31.76	(0.01)		(4.22)	(4.23)	0.16	—	—
12-31-10		29.01	0.14	•	3.02	3.16	0.41	—	—
12-31-09		20.26	0.40	•	8.56	8.96	0.21	—	—
12-31-08		33.75	0.30		(13.76)	(13.46)	0.03	—	—
12-31-07		31.68	0.19	•	2.03	2.22	0.15	—	—
Class S2
12-31-11		31.16	(0.02)		(4.16)	(4.18)	0.14	—	—
03-08-10	(5)-12-31-10	29.58	0.03	•	2.00	2.03	0.45	—	—
ING UBS U.S. Large Cap Equity Portfolio
Class ADV
12-31-11		8.92	0.05		(0.31)	(0.26)	0.06	—	—
12-31-10		7.95	0.03		0.98	1.01	0.04	—	—
12-31-09		6.12	0.04		1.86	1.90	0.07	—	—
12-31-08		10.40	0.08		(4.23)	(4.15)	0.13	—	—
12-31-07		10.40	0.06	•	0.01	0.07	0.07	—	—

						Ratios to average net assets							Supplemental data
		Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended		($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING T. Rowe Price Growth Equity Portfolio (continued)
Class S2
12-31-11		—	—	52.72	(1.48)	1.25	1.14		1.14		(0.32)		622	28
12-31-10		0.02	—	53.51	16.39	1.25	1.15		1.15		(0.37)		5	41
02-27-09	(5)-12-31-09	—	—	45.99	54.54	1.25	1.15		1.15		(0.16)		5	64
ING Templeton Foreign Equity Portfolio
Class ADV
12-31-11		0.17	—	9.45	(12.42)	1.48	1.48		1.48		1.94		23,120	14
12-31-10		0.20	—	10.99	8.25	1.46	1.46		1.46		1.33		15,178	14
12-31-09		—	—	10.36	32.14	1.47	1.47		1.47		1.63		11,334	27
12-31-08		0.23	—	7.84	(40.88)	1.46	1.47		1.47		2.22		9,418	11
12-31-07		0.24	—	13.65	15.42	1.49	1.48		1.48		1.40		1	20
Class I
12-31-11		0.20	—	9.52	(12.00)	0.98	0.98		0.98		2.42		289,934	14
12-31-10		0.24	—	11.05	8.87	0.96	0.96		0.96		1.89		401,997	14
12-31-09		—	—	10.40	32.82	0.97	0.97		0.97		2.42		273,992	27
12-31-08		0.27	—	7.83	(40.72)	0.96	0.97		0.97		2.77		405,874	11
12-31-07		0.24	—	13.66	15.50	0.99	0.98		0.98		1.85		46,781	20
Class S
12-31-11		0.18	—	9.48	(12.21)	1.23	1.23		1.23		2.29		204,315	14
12-31-10		0.22	—	11.00	8.59	1.21	1.21		1.21		1.68		275,408	14
12-31-09		—	—	10.36	32.65	1.22	1.22		1.22		1.81		254,180	27
12-31-08		0.23	—	7.81	(40.97)	1.21	1.22		1.22		2.56		167,638	11
12-31-07		0.21	—	13.63	15.23	1.24	1.23		1.23		1.49		131,882	20
Class S2
12-31-11		0.20	—	9.45	(12.34)	1.48	1.38		1.38		1.67		1,013	14
12-31-10		0.21	—	11.01	8.53	1.46	1.36		1.36		0.69		102	14
02-27-09	(5)-12-31-09	—	—	10.37	64.34	1.47	1.37		1.37		1.93		2	27
ING Thornburg Value Portfolio
Class ADV
12-31-11		0.13	—	26.83	(13.53)	1.40	1.40		1.39		(0.23)		15,435	77
12-31-10		0.41	—	31.18	10.86	1.40	1.40	†	1.40	†	0.22	†	15,361	86
12-31-09		0.17	—	28.55	43.99	1.40	1.40	†	1.39	†	1.40	†	7,417	100
12-31-08		0.06	—	19.96	(40.04)	1.40	1.40	†	1.40	†	0.53	†	2,281	77
12-31-07		0.13	—	33.36	6.73	1.40	1.40		1.40		0.54		4,196	88
Class I
12-31-11		0.23	—	27.55	(13.11)	0.90	0.90		0.89		0.25		188,868	77
12-31-10		0.45	—	31.98	11.37	0.90	0.90	†	0.90	†	0.76	†	260,671	86
12-31-09		0.29	—	29.18	44.77	0.90	0.90	†	0.89	†	1.79	†	222,957	100
12-31-08		0.15	—	20.38	(39.75)	0.90	0.90	†	0.90	†	1.16	†	256,369	77
12-31-07		0.15	—	34.00	7.24	0.90	0.90		0.90		0.92		216,408	88
Class S
12-31-11		0.16	—	27.37	(13.30)	1.15	1.15		1.14		0.01		15,801	77
12-31-10		0.41	—	31.76	11.13	1.15	1.15	†	1.15	†	0.49	†	18,563	86
12-31-09		0.21	—	29.01	44.36	1.15	1.15	†	1.14	†	1.68	†	14,251	100
12-31-08		0.03	—	20.26	(39.90)	1.15	1.15	†	1.15	†	0.78	†	6,604	77
12-31-07		0.15	—	33.75	7.00	1.15	1.15		1.15		0.56		13,719	88
Class S2
12-31-11		0.14	—	26.84	(13.39)	1.40	1.30		1.29		(0.08)		3	77
03-08-10	(5)-12-31-10	0.45	—	31.16	7.09	1.40	1.30	†	1.30	†	0.11	†	3	86
ING UBS U.S. Large Cap Equity Portfolio
Class ADV
12-31-11		0.06	—	8.60	(2.92)	1.35	1.25		1.24		0.55		7,270	74
12-31-10		0.04	—	8.92	12.73	1.35	1.35	†	1.34	†	0.39	†	8,693	55
12-31-09		0.07	—	7.95	31.14	1.35	1.35	†	1.31	†	0.51	†	7,438	73
12-31-08		0.13	—	6.12	(40.07)	1.35	1.35	†	1.33	†	0.92	†	6,041	65
12-31-07		0.07	—	10.40	0.65	1.35	1.35		1.34		0.52		10,494	48

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING UBS U.S. Large Cap Equity Portfolio (continued)
Class I
12-31-11	9.06	0.10		(0.33)	(0.23)	0.11	—	—
12-31-10	8.06	0.08		1.00	1.08	0.08	—	—
12-31-09	6.20	0.12		1.85	1.97	0.11	—	—
12-31-08	10.61	0.13	•	(4.32)	(4.19)	0.22	—	—
12-31-07	10.56	0.11		0.02	0.13	0.08	—	—
Class S
12-31-11	8.98	0.07	•	(0.32)	(0.25)	0.06	—	—
12-31-10	8.00	0.06		0.98	1.04	0.06	—	—
12-31-09	6.15	0.06		1.88	1.94	0.09	—	—
12-31-08	10.48	0.10	•	(4.27)	(4.17)	0.16	—	—
12-31-07	10.45	0.08	•	0.02	0.10	0.07	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING UBS U.S. Large Cap Equity Portfolio (continued)
Class I
12-31-11	0.11	—	8.72	(2.56)	0.85	0.75		0.74		1.05		124,743	74
12-31-10	0.08	—	9.06	13.44	0.85	0.85	†	0.84	†	0.89	†	148,526	55
12-31-09	0.11	—	8.06	31.76	0.85	0.85	†	0.81	†	1.08	†	155,093	73
12-31-08	0.22	—	6.20	(39.76)	0.85	0.85	†	0.83	†	1.43	†	235,657	65
12-31-07	0.08	—	10.61	1.18	0.85	0.85		0.84		1.02		365,084	48
Class S
12-31-11	0.06	—	8.67	(2.71)	1.10	1.00		0.99		0.76		7,792	74
12-31-10	0.06	—	8.98	13.01	1.10	1.10	†	1.09	†	0.64	†	19,188	55
12-31-09	0.09	—	8.00	31.56	1.10	1.10	†	1.06	†	0.75	†	19,846	73
12-31-08	0.16	—	6.15	(40.00)	1.10	1.10	†	1.08	†	1.13	†	19,357	65
12-31-07	0.07	—	10.48	0.93	1.10	1.10		1.09		0.75		45,303	48

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)  Commencement of operations.

(a)  Includes impact of interest expense on inverse floating rate securities.

(b)  There was no impact on total return by the affiliate payment.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act" or "Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series (each, a "Portfolio" and collectively, the "Portfolios"), each of which has its own investment objective, policies and restrictions. The Company serves as an investment option in underlying variable insurance products offered by Directed Services LLC ("DSL" or the "Investment Adviser").

The Company currently consists of forty-three Portfolios of which sixteen diversified Portfolios are included in this report. The Portfolios are: ING American Century Small-Mid Cap Value Portfolio ("American Century Small-Mid Cap Value"), ING Baron Small Cap Growth Portfolio ("Baron Small Cap Growth"), ING Columbia Small Cap Value II Portfolio ("Columbia Small Cap Value II"), ING Davis New York Venture Portfolio ("Davis New York Venture"), ING Global Bond Portfolio ("Global Bond"), ING Invesco Van Kampen Comstock Portfolio ("Invesco Van Kampen Comstock"), ING Invesco Van Kampen Equity and Income Portfolio ("Invesco Van Kampen Equity and Income"), ING JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"), ING Oppenheimer Global Portfolio ("Oppenheimer Global"), ING PIMCO Total Return Portfolio ("PIMCO Total Return"), ING Pioneer High Yield Portfolio ("Pioneer High Yield"), ING T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth"), ING T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"), ING Templeton Foreign Equity Portfolio ("Templeton Foreign Equity"), ING Thornburg Value Portfolio ("Thornburg Value") and ING UBS U.S. Large Cap Equity Portfolio ("UBS U.S. Large Cap Equity").

The Company is authorized to offer four classes of shares (Adviser ("Class ADV"), Initial ("Class I"), Service ("Class S") and Service 2 ("Class S2")); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Distributions are determined separately for each class based on income and expenses allocable to each class. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser ("DSL" or the "Investment Adviser") to the Portfolios. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor") serves as the principal underwriter to the Portfolios. ING Investment Management Co. LLC ("ING IM") serves as the sub-adviser to Global Bond.

The Investment Adviser, IFS, IID and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolios, and may cause, among other things, interruption or reduction of business and services, diversion of management's attention from day-to-day

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser's loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a "change of control" of each entity. A change of control would result in the termination of the Portfolios' advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolios or their operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality, maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized costs, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Summary Portfolios of Investments. For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid at least annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

G.  Risk Exposures and the use of Derivative Instruments. The Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2011, the maximum amount of loss that American Century, Global Bond, Invesco Van Kampen Equity and Income and PIMCO Total Return would incur if the counterparties to its derivative transactions failed to perform would be $22,220, $7,641,464, $668,565 and $15,691,671, respectively, which represents the gross payments to be received by the Portfolio's on open swaps, forward foreign currency transactions, and purchased swaptions were they to be unwound as of December 31, 2011. To reduce the amount of potential loss to Global Bond and PIMCO Total Return, various counterparties have posted $530,000 and $8,686,000 in cash collateral for open OTC transactions.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements. There were no credit events during the year ended December 31, 2011, that triggered any credit related contingent features for each respective Portfolio.

As of December 31, 2011, American Century Small-Mid Cap Value, Global Bond and PIMCO Total Return had a net liability position of $6,234, $11,921,753 and $11,574,890, respectively open swaps, forward foreign

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

currency contracts and written options with credit related contingent features.

If a contingent feature would have been triggered as of December 31, 2011, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2011, Global Bond had posted $6,491,000 in cash collateral for open OTC derivative transactions with its respective counterparties. As of December 31, 2011, PIMCO Total Return has posted $4,564,000 in various U.S. Government Agency Obligations as collateral for open OTC derivatives with its respective counterparties.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Summary Portfolio of Investments.

During the year ended December 31, 2011, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
American Century Small-Mid Cap Value*	$16,288	$4,612,066
Global Bond**	502,443,602	361,546,405
Invesco Van Kampen Equity and Income*	—	13,394,692
PIMCO Total Return**	149,048,534	267,310,955
Templeton Foreign Equity*	—	43,822

*  For the year ended December 31, 2011, the Portfolios used forward foreign currency contracts primarily to protect their non- U.S. dollar-denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2011.

**  For the year ended December 31, 2011, the Portfolios used forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2011.

I.  Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

As of December 31, 2011, PIMCO Total Return had posted $2,437,000 principal value in U.S. Treasury Notes and Bonds as collateral with their respective broker for open futures contracts which have been segregated on the Summary Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2011, Global Bond and PIMCO Total Return have purchased and sold futures contracts on various notes and bonds as part of their respective duration strategy. Additional associated risks of entering into futures contracts include the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2011, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Buy	Sell
Global Bond	$195,072,654	$123,466,717
PIMCO Total Return	1,209,092,742	2,701,316

J.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.  Restricted Securities. The Portfolios may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

L.  When-Issued and Delayed-Delivery Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios' Summary Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

M.  Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

N.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps ("swaptions"), securities, commodities or foreign currencies. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a ritten call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2011, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following for open written foreign currency options.

During the year ended December 31, 2011, Global Bond had purchased and written options on OTC U.S. Treasuries as part of their duration strategy and to generate income. Please refer to the table following the Summary Portfolio of Investments for open written option on U.S. Treasuries at December 31, 2011.

During the year ended December 31, 2011, PIMCO Total Return had purchased and written options on exchange-traded futures contracts on various bonds and notes as part of their duration strategy and to generate income. Please refer to the Summary Portfolio of Investments for open purchased options on exchange-traded futures contracts and the table following for open written options on exchange-traded futures contracts at December 31, 2011.

During the year ended December 31, 2011, Global Bond and PIMCO Total Return have purchased and written swaptions on interest rates to gain additional exposure to interest rates and to generate income. Please refer to the respective Summary Portfolio of Investments for PIMCO Total Return for open purchased swaptions and the table following for open purchased and written swaptions at December 31, 2011. There were no open interest rate swaptions for Global Bond at December 31, 2011.

During the year ended December 31, 2011, PIMCO Total Return had written inflation floors to generate income. Please refer to the table following the Summary Portfolio of Investments for open written inflation floors at December 31, 2011.

During the year ended December 31, 2011, PIMCO Total Return had written forward volatility options to generate income. There were no open forward volatility options at December 31, 2011.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2011.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange ("Centrally cleared swaps").

The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio's Statements of Assets or Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011, for which a Portfolio is seller of protection are disclosed following each Summary

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities

For the year ended December 31, 2011, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2011, Global Bond and PIMCO Total Return have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities and credit default indices that are either unavailable or considered to be less attractive in the bond market and to hedge against anticipated potential credit events.

For the year ended December 31, 2011, Global Bond and PIMCO Total Return had average notional amounts of $2,030,000 on credit default swaps to buy protection and average notional amounts of $9,430,000 and $150,533,060 on credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2011, Global Bond and PIMCO Total Return had entered into interest rate swaps in which they pay a floating interest rate and receives a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $213,832,542 and $159,311,905, respectively.

For the year ended December 31, 2011, Global Bond and PIMCO Total Return had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $329,104,135 and $40,400,000, respectively.

Global Bond and PIMCO Total Return enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following each respective Summary Portfolio of Investments for open interest rate swaps at December 31, 2011.

PIMCO Total Return has posted $18,000 in cash collateral and $3,967,000 principal amount in U.S. Treasury Notes which has been segregated in the Summary Portfolio of Investments as initial margin for the open centrally cleared swaps outstanding on December 31, 2011. Please refer to the tables following the Summary Portfolio of Investments for open centrally cleared swaps.

P.  Structured Products. Global Bond invests in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be 'structured' by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured product. Please refer to the Summary Portfolio of Investments for structured products held by Global Bond at December 31, 2011.

Q.  Sale Commitments. Sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, a Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

purchase commitment, a Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Portfolio delivers securities under the commitment, a Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. At December 31, 2011, PIMCO Total Return had open sales commitments. Please refer to the table following the Summary Portfolio of Investments for open sales commitments.

R.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2011, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
American Century Small-Mid Cap Value	$233,251,166	$217,893,581
Baron Small Cap Growth	109,489,498	217,158,220
Columbia Small Cap Value II	67,844,741	136,922,662
Davis New York Venture	53,116,009	122,317,545
Global Bond	766,871,858	824,359,292
Invesco Van Kampen Comstock	71,436,411	98,618,200
Invesco Van Kampen Equity and Income	157,799,431	240,175,687
JPMorgan Mid Cap Value	128,435,823	120,152,818
Oppenheimer Global	205,323,633	315,106,971
PIMCO Total Return	237,582,949	154,739,645
Pioneer High Yield	39,161,964	45,512,595
T. Rowe Price Diversified Mid Cap Growth	301,067,049	385,292,374
T. Rowe Price Growth Equity	300,870,191	397,127,078
Templeton Foreign Equity	86,331,128	95,613,337
Thornburg Value	215,460,454	258,779,269
UBS U.S. Large Cap Equity	118,321,335	152,410,196

U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$1,919,509,441	$1,888,361,689
Invesco Van Kampen Equity and Income	—	4,500,000
PIMCO Total Return	9,619,834,948	9,867,007,968

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of each Portfolio's average daily net assets during the month:

Portfolio	Fee
American Century Small-Mid Cap Value	1.00%
Baron Small Cap Growth	0.85% on the first $2 billion
0.80% on assets over $2 billion
Columbia Small Cap Value II	0.75%
Davis New York Venture	0.80%
Global Bond(1)	0.50% on the first $4 billion
0.475%on the next $1 billion
0.45% on the next $1 billion
0.43% on assets over $6 billion
Invesco Van Kampen Comstock	0.60%
Invesco Van Kampen Equity and Income	0.55%
JPMorgan Mid Cap Value	0.75%
Oppenheimer Global	0.60% on the first $4 billion
0.58% on the next $4 billion
0.56% on assets over $8 billion
PIMCO Total Return	0.50%
Pioneer High Yield	0.60% on the first $2 billion
0.50% on the next $1 billion
0.40% on the next $1 billion
0.30% on assets over $4 billion
T. Rowe Price Diversified Mid Cap Growth	0.64%
T. Rowe Price Growth Equity	0.60%
Templeton Foreign Equity	0.80% on the first $500 million
0.75% on assets over $500 million
Thornburg Value	0.65%
UBS U.S. Large Cap Equity	0.70% on the first $500 million
0.65% on assets over $500 million

(1)  Effective January 21, 2011, DSL has contractually agreed to waive a portion of the advisory fee so that the annual advisory fee is 0.40% for the period from January 21, 2011 through May 1, 2012.

DSL has contractually agreed to waive a portion of the advisory fee for American Century Small-Mid Cap Value, Columbia Small Cap Value II, Davis New York Venture, Global Bond, Invesco Van Kampen Comstock, and T. Rowe Price Growth Equity(2). Prior to May 1, 2011, DSL also waived a portion of the advisory fee for PIMCO Total Return. The advisory fee waiver for PIMCO Total Return expired May 1, 2011.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

Waiver = 50% x (former sub-advisory fee minus new sub-advisory fee)

In addition, DSL has agreed to further waive a portion of the advisory fee for ING T. Rowe Price Growth Equity(2).

For the year ended December 31, 2011, DSL waived $163,138, $0, $97,696, $102,701, $12,273, $37,036 and $74,119 for American Century Small-Mid Cap Value, Columbia Small Cap Value II, Davis New York Venture, Global Bond, Invesco Van Kampen Comstock, PIMCO Total Return and T. Rowe Price Growth Equity, respectively.

These waivers will continue through at least May 1, 2012. There is no guarantee that the waivers will continue after said dates. The waiver only renews at the election of DSL.

Prior to January 21, 2011, Global Bond did invest its assets in Oppenheimer Master Loan Fund. Global Bond's purchase of shares of Oppenheimer Master Loan Fund resulted in Global Bond paying a proportionate share of the expenses of Oppenheimer Master Loan Fund. DSL waived its management fee in an amount equal to the advisory fee received by the adviser of the Oppenheimer Master Loan Fund resulting from the Global Bond's investment into the Oppenheimer Master Loan Fund. For the year ended December 31, 2011, the Investment Adviser waived $8,773 of such management fees. These fees are not subject to recoupment.

Effective June 1, 2009, Templeton Foreign Equity may invest its assets in Templeton Smaller Companies Fund. Templeton Foreign Equity's purchase of shares of Templeton Smaller Companies Fund will result in Templeton Foreign Equity paying a proportionate share of the expenses of Templeton Smaller Companies Fund. DSL will waive its management fee in an amount equal to the advisory fee received by the adviser of the Templeton Smaller Companies Fund resulting from the Templeton Foreign Equity's investment into the Templeton Smaller Companies Fund. There were no such waivers for the year ended December 31, 2011.

(2)  DSL has contractually agreed to waive a portion of the advisory fee for the Portfolio. The waiver for T. Rowe Price Growth Equity is based on the total aggregated savings in excess of $500,000 as a result of the sub-advisory fee schedule effective June 1, 2010 with respect to T. Rowe Price Growth Equity and ING T. Rowe Price Equity Income, which is not in this report, and effective May 1, 2011 with respect to T. Rowe Price Equity Income, pro rata based on each Portfolio's contribution to the amount saved.

The Company and DSL have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by DSL based on the average daily net assets of the respective Portfolios. The sub-adviser of each of the Portfolios are as follows (* denotes a related party sub-adviser):

Portfolio	Sub-Adviser
American Century Small-Mid Cap Value	American Century Investment Management, Inc.

Baron Small Cap Growth	BAMCO, Inc.

Columbia Small Cap Value II	Columbia Management Investment Advisers, LLC

Davis New York Venture	Davis Selected Advisers, L.P.

Global Bond(1)	ING Investment Management Co. LLC*

Invesco Van Kampen Comstock & Invesco Van Kampen Equity and Income	Invesco Advisers, Inc.

JPMorgan Mid Cap Value	J.P. Morgan Investment Management Inc.

Oppenheimer Global	OppenheimerFunds, Inc.

PIMCO Total Return	Pacific Investment Management Company LLC

Pioneer High Yield	Pioneer Investment Management, Inc.

T. Rowe Price Diversified Mid Cap Growth & T. Rowe Price Growth Equity	T. Rowe Price Associates, Inc.

Templeton Foreign Equity	Templeton Investment Counsel, LLC

Thornburg Value	Thornburg Investment Management, Inc.

UBS U.S. Large Cap Equity	UBS Global Asset Management (Americas) Inc.

(1)  Prior to January 21, 2011, the Portfolio was managed by a different sub-adviser. In conjunction with the sub-adviser change, the Portfolio changed its name.

Under an Administrative Services Agreement, ING Funds Services, LLC (the "Administrator"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the following Portfolios' operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each of the following Portfolios a fee at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio	Fee
Columbia Small Cap Value II	0.10%
Global Bond(1)	0.10%
Pioneer High Yield	0.10%
Templeton Foreign Equity	0.10%

(1)  Prior to January 21, 2011, the administrative service fee was 0.04%.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

In addition to providing all administrative services necessary for the Portfolios' operations, the administrator also assumes all ordinary recurring direct costs of the Portfolios below, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, the Administrator receives a monthly fee from each Portfolio below at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio	Fee
American Century Small-Mid Cap Value	0.25%
Baron Small Cap Growth	0.23%
Davis New York Venture	0.10%
Invesco Van Kampen Comstock	0.25% on the first $1.1 billion
0.20% on assets over $1.1 billion
Invesco Van Kampen Equity and Income	0.10%
JPMorgan Mid Cap Value	0.25%
Oppenheimer Global	0.06%
PIMCO Total Return	0.25% on the first $250 million
0.10% on next $100 million
0.05% on next $100 million
0.03% on assets over $450 million
T. Rowe Price Diversified Mid Cap Growth	0.02%
T. Rowe Price Growth Equity	0.15%
Thornburg Value	0.25%
UBS U.S. Large Cap Equity	0.15%

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Company has adopted a plan of Distribution pursuant to Rule 12b-1 ("the Plan") for the Class ADV and Class S2 shares of each respective Portfolio. The Plan provides for a distribution fee, payable to the Distributor. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2012.

Class ADV, Class S and Class S2 shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Class ADV, Class S and Class S2 which shall not exceed an annual rate of 0.25% of the average daily net assets of each class, respectively. The Distributor has contractually agreed to waive all or a portion of the servicing fee for Baron Small Cap Growth so that total net operating expenses do not exceed 1.31% for Class S shares through May 1, 2012.

Fees paid to the Distributor by class during the year ended December 31, 2011 are shown in the accompanying Statements of Operations.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2011, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (See Note 4):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
American Century Small-Mid Cap Value	$168,234	$42,058	$31,253	$241,545
Baron Small Cap Growth	533,200	144,278	126,940	804,418
Columbia Small Cap Value II	101,751	13,567	31,300	146,618
Davis New York Venture	256,448	32,980	61,115	350,543
Global Bond	145,712	36,428	27,144	209,284
Invesco Van Kampen Comstock	148,063	62,051	55,996	266,110
Invesco Van Kampen Equity and Income	351,214	63,856	52,024	467,094
JPMorgan Mid Cap Value	209,194	69,731	49,852	328,777
Oppenheimer Global	751,356	75,134	64,255	890,745
PIMCO Total Return	498,584	84,315	173,153	756,052
Pioneer High Yield	44,896	7,482	353	52,731
T. Rowe Price Diversified Mid Cap Growth	385,662	12,051	12,945	410,658
T. Rowe Price Growth Equity	494,877	126,429	76,451	697,757
Templeton Foreign Equity	424,479	44,209	53,500	522,188
Thornburg Value	122,637	47,168	9,860	179,665
UBS U.S. Large Cap Equity	82,494	17,677	4,726	104,897

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by DSL until distribution in accordance with the Plan.

At December 31, 2011, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	American Century Small-Mid Cap Value	68.68%
	Baron Small Cap Growth	38.08%
	Columbia Small Cap Value II	7.45%
	Davis New York Venture	7.20%
	Global Bond	79.20%
	Invesco Van Kampen Comstock	28.46%
	Invesco Van Kampen Equity and Income	71.72%
	JPMorgan Mid Cap Value	40.84%
	Oppenheimer Global	77.54%
	PIMCO Total Return	77.05%
	Pioneer High Yield	43.96%
	T. Rowe Price Diversified Mid Cap Growth	76.49%
	T. Rowe Price Growth Equity	58.42%
	Templeton Foreign Equity	32.48%
	Thornburg Value	67.78%
	UBS U.S. Large Cap Equity	80.25%
ING National Trust	American Century Small-Mid Cap Value	28.86%
	Baron Small Cap Growth	11.16%
	Global Bond	10.93%
	Invesco Van Kampen Comstock	7.93%
	JPMorgan Mid Cap Value	11.45%
	Oppenheimer Global	6.35%
	PIMCO Total Return	18.61%
	T. Rowe Price Growth Equity	15.15%
	Thornburg Value	7.61%
	UBS U.S. Large Cap Equity	5.46%
ING Solution 2025 Portfolio	Davis New York Venture	6.92%
	Templeton Foreign Equity	6.80%
	Thornburg Value	6.70%
ING Solution 2035 Portfolio	Davis New York Venture	6.47%
	Templeton Foreign Equity	7.63%
	Thornburg Value	6.77%
ING Solution 2045 Portfolio	Davis New York Venture	6.29%
	Thornburg Value	6.57%
ING USA Annuity and Life Insurance Company	Baron Small Cap Growth	45.85%
	Columbia Small Cap Value II	79.23%
	Davis New York Venture	62.48%
	Invesco Van Kampen Comstock	56.64%
	Invesco Van Kampen Equity and Income	23.31%
	JPMorgan Mid Cap Value	37.74%
	Oppenheimer Global	8.44%
	T. Rowe Price Growth Equity	10.82%
	Templeton Foreign Equity	36.82%
Subsidiary	Portfolios	Percentage
Reliastar Life Insurance Company	Oppenheimer Global	5.07%
	Pioneer High Yield	29.01%
	T. Rowe Price Diversified Mid Cap Growth	12.99%
	UBS U.S. Large Cap Equity	5.01%
Security Life of Denver Insurance Company	Pioneer High Yield	25.57%
	T. Rowe Price Diversified Mid Cap Growth	5.34%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2011, the below Portfolio had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities.

Portfolio	Accrued Expenses	Amount
Pioneer High Yield	Custody	$8,606
	Postage	16,248
	Professional	18,582

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with certain of the Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the following annual expenses to average daily net assets:

Portfolio	Class ADV	Class I	Class S	Class S2
American Century Small-MidCap Value	1.52%	1.02%	1.27%	1.42%
Columbia Small Cap Value II	1.65%	1.15%	1.40%	1.55%
Global Bond(1)	1.04%	0.54%	0.79%	N/A
Invesco Van Kampen Comstock(2)	N/A	N/A	N/A	N/A
Pioneer High Yield	N/A	0.71%	0.96%	N/A

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

Portfolio	Class ADV	Class I	Class S	Class S2
Templeton Foreign Equity	1.48%	0.98%	1.23%	1.38%
UBS U.S. Large Cap Equity(3)	N/A	N/A	N/A	N/A

(1)  Effective January 21, 2011, DSL implemented expense limits for the Portfolio.

(2)  Pursuant to a side agreement, the Investment Adviser has agreed to waive all or a portion of the advisory fee so that the expense limits are 1.31%, 0.81%, and 1.06% for Class ADV, Class I, and Class S, respectively. The expense limits will continue until at least May 1, 2012. The amounts waived are not eligible for recoupment.

(3)  Pursuant to a side agreement, the Investment Adviser has agreed to waive all or a portion of the advisory fee so that the expense limits are 1.25%, 0.75%, and 1.00% for Class ADV, Class I, and Class S, respectively. The expense limits will continue until at least May 1, 2012. The amounts waived are not eligible for recoupment.

The Expense Limitation Agreement is contractual and shall renew automatically unless DSL provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Investment Advisory Agreement.

The Investment Adviser may, at a later date, recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

At December 31, 2011, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
Portfolio	2012	2013	2014	Total
American Century Small-Mid Cap Value	$202,907	$344,578	$463,177	$1,010,662
Global Bond	—	—	117,411	117,411
Pioneer High Yield	104,634	33,547	57,087	195,268

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond Portfolio during the year ended December 31, 2011 were as follows:

	USD Notional	PLN Notional	Cost
Balance at 12/31/10	—	78,720,000	$374,949
Options Purchased	1,035,800,000	—	10,614,600
Options Terminated in Closing Sell Transactions	(193,500,000)	—	(2,710,964)
Options Exercised	—	—	—
Options Expired	(766,100,000)	(78,720,000)	(7,127,788)
Balance at 12/31/11	76,200,000	—	$1,150,797

Transactions in purchased options on U.S. Treasury futures for Global Bond Portfolio during the year ended December 31, 2011 were as follows:

	Number of Contracts	Cost
Balance at 12/31/10	—	$—
Options Purchased	478	375,646
Options Terminated in Closing Sell Transactions	(159)	(225,317)
Options Exercised	—	—
Options Expired	(319)	(150,329)
Balance at 12/31/11	—	$—

Transactions in purchased options on U.S. Treasury futures for Global Bond Portfolio during the year ended December 31, 2011 were as follows:

	USD Notional	Cost
Balance at 12/31/10	—	$—
Options Purchased	3,808,000	55,930
Options Terminated in Closing Sell Transactions	(3,808,000)	(55,930)
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/11	—	$—

Transactions in purchased interest rate swaptions for Global Bond Portfolio during the year ended December 31, 2011 were as follows:

	USD Notional	Cost
Balance at 12/31/10	—	$—
Options Purchased	31,936,000	111,776
Options Terminated in Closing Sell Transactions	(31,936,000)	(111,776)
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/11	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written interest rate swaptions for Global Bond Portfolio during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	—	$—
Options Written	31,936,000	111,776
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	(31,936,000)	(111,776)
Balance at 12/31/11	—	$—

Transactions in written foreign currency options for Global Bond Portfolio during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	—	$—
Options Written	1,010,400,000	9,846,149
Options Terminated in Closing Purchase Transactions	(180,400,000)	(1,893,831)
Options Exercised	—	—
Options Expired	(753,800,000)	(6,963,152)
Balance at 12/31/11	76,200,000	$989,166

Transactions in written options on U.S. Treasury futures for Global Bond Portfolio during the year ended December 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/10	—	$—
Options Written	478	125,251
Options Terminated in Closing Purchase Transactions	(159)	(91,158)
Options Exercised	—	—
Options Expired	(319)	(34,093)
Balance at 12/31/11	—	$—

Transactions in written options on U.S. Treasury futures for Global Bond Portfolio during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	—	$—
Options Written	11,424,000	45,220
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	(7,616,000)	(44,030)
Balance at 12/31/11	3,808,000	$1,190

Transactions in purchased options on exchange traded futures contracts for PIMCO Total Return during the year ended December 31, 2011 were as follows:

	Number of Contracts	Cost
Balance at 12/31/10	907	$7,936
Options Purchased	6,749	56,097
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	(4,136)	(36,190)
Balance at 12/31/11	3,520	$27,843

Transactions in purchased interest rate swaptions for PIMCO Total Return during the year ended December 31, 2011 were as follows:

	USD Notional	Cost
Balance at 12/31/10	—	$—
Options Purchased	10,900,000	43,014
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/11	10,900,000	$43,014

Transactions in written options on exchange traded futures contracts for PIMCO Total Return during the year ended December 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/10	198	$105,087
Options Written	640	395,176
Options Terminated in Closing Purchase Transactions	(99)	(40,816)
Options Exercised	—	—
Options Expired	(616)	(358,881)
Balance at 12/31/11	123	$100,566

Transactions in written interest rate swaptions for PIMCO Total Return during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	237,700,000	$2,217,657
Options Written	556,900,000	2,804,487
Options Terminated in Closing Purchase Transactions	(140,200,000)	(347,442)
Options Exercised	(14,400,000)	(80,980)
Options Expired	(169,800,000)	(729,045)
Balance at 12/31/11	470,200,000	$3,864,677

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written inflation floor swaps for PIMCO Total Return during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	6,800,000	$67,240
Options Written	—	—
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/11	6,800,000	$67,240

Transactions in written forward volatility swaptions for PIMCO Total Return during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	42,200,000	$464,543
Options Written	—	—
Options Terminated in Closing Purchase Transactions	(18,800,000)	(204,472)
Options Exercised	(23,400,000)	(260,071)
Options Expired	—	—
Balance at 12/31/11	—	$—

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
American Century Small-Mid Cap Value
Class ADV
12-31-11	1,384,511	—	40,369	(336,070)	1,088,810	15,960,878	—	394,000	(3,705,769)	12,649,109
12-31-10	1,396,420	—	18,111	(206,217)	1,208,314	14,545,558	—	174,774	(2,109,987)	12,610,345
Class I
12-31-11	1,878,400	—	119,540	(1,992,277)	5,663	22,264,369	—	1,195,407	(23,533,107)	(73,331)
12-31-10	3,266,101	—	83,428	(912,100)	2,437,429	34,934,441	—	822,603	(9,663,599)	26,093,445
Class S
12-31-11	1,483,814	—	81,899	(1,488,544)	77,169	17,214,615	—	814,071	(17,459,968)	568,718
12-31-10	2,640,237	—	83,379	(1,824,382)	899,234	27,496,086	—	817,115	(19,455,397)	8,857,804
Class S2
12-31-11	166,365	—	1,653	(24,669)	143,349	1,851,269	—	16,049	(276,759)	1,590,559
12-31-10	28,517	—	—	(936)	27,581	306,830	—	—	(10,286)	296,544
Baron Small Cap Growth
Class ADV
12-31-11	865,133	—	—	(780,157)	84,976	16,662,019	—	—	(14,633,728)	2,028,291
12-31-10	901,938	—	—	(585,808)	316,130	14,361,830	—	—	(9,308,085)	5,053,745
Class I
12-31-11	2,257,156	—	—	(6,438,188)	(4,181,032)	46,380,067	—	—	(130,445,050)	(84,064,983)
12-31-10	1,911,265	—	—	(2,035,614)	(124,349)	32,498,235	—	—	(33,983,816)	(1,485,581)
Class S
12-31-11	6,244,750	—	—	(8,602,051)	(2,357,301)	122,749,474	—	—	(164,003,239)	(41,253,765)
12-31-10	4,427,284	—	—	(6,045,466)	(1,618,182)	72,301,328	—	—	(95,472,404)	(23,171,076)
Class S2
12-31-11	20,455	—	—	(2,898)	17,557	393,113	—	—	(51,045)	342,068
12-31-10	—	—	—	—	—	—	—	—	—	—
Columbia Small Cap Value II
Class ADV
12-31-11	391,676	—	2,636	(124,133)	270,179	4,082,308	—	22,615	(1,254,145)	2,850,778
12-31-10	166,932	—	2,247	(31,726)	137,453	1,507,438	—	18,339	(279,576)	1,246,201
Class I
12-31-11	741,745	—	14,334	(4,393,308)	(3,637,229)	7,881,740	—	124,993	(50,239,982)	(42,233,249)
12-31-10	1,354,637	—	91,738	(1,607,667)	(161,292)	12,127,309	—	758,673	(15,038,488)	(2,152,506)
Class S
12-31-11	620,385	—	73,444	(3,013,570)	(2,319,741)	6,295,614	—	637,489	(30,925,123)	(23,992,020)
12-31-10	510,795	—	236,194	(4,373,988)	(3,626,999)	4,623,934	—	1,943,880	(39,305,991)	(32,738,177)
Class S2
12-31-11	56,389	—	20	(12,982)	43,427	505,979	—	173	(122,812)	383,340
12-31-10	—	—	—	—	—	—	—	—	—	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Davis New York Venture
Class ADV
12-31-11	137,691	—	5,939	(63,753)	79,877	2,439,993	—	90,276	(1,100,454)	1,429,815
12-31-10	287,594	—	1,492	(115,548)	173,538	4,543,915	—	22,413	(1,849,160)	2,717,168
Class I
12-31-11	2,229,641	—	119,152	(3,855,580)	(1,506,787)	40,933,909	—	1,852,805	(65,237,491)	(22,450,777)
12-31-10	1,848,390	—	62,049	(4,203,407)	(2,292,968)	30,371,078	—	952,452	(69,593,638)	(38,270,108)
Class S
12-31-11	587,359	—	189,941	(3,128,802)	(2,351,502)	10,021,345	—	2,923,201	(54,305,023)	(41,360,477)
12-31-10	1,735,252	—	84,897	(2,382,997)	(562,848)	27,910,031	—	1,288,733	(37,738,510)	(8,539,746)
Global Bond
Class ADV
12-31-11	393,581	—	189,370	(528,892)	54,059	4,646,579	—	2,168,289	(6,237,771)	577,097
12-31-10	1,159,875	—	82,852	(527,020)	715,707	12,849,351	—	928,779	(6,045,269)	7,732,861
Class I
12-31-11	1,424,917	—	2,303,462	(7,380,903)	(3,652,524)	16,811,807	—	26,558,914	(87,408,480)	(44,037,759)
12-31-10	3,757,899	—	973,037	(3,819,469)	911,467	43,279,872	—	10,977,055	(42,984,301)	11,272,626
Class S
12-31-11	1,097,719	—	446,232	(3,559,336)	(2,015,385)	13,066,135	—	5,153,972	(42,863,018)	(24,642,911)
12-31-10	2,754,182	—	286,102	(4,399,165)	(1,358,881)	31,451,982	—	3,226,945	(50,574,563)	(15,895,636)
Class S2(a)
12-31-11	32,361	—	2,496	(35,136)	(279)	391,812	—	28,534	(397,151)	23,195
03-08-10(1) - 12-31-10	279	—	—	—	279	3,000	—	—	—	3,000
Invesco Van Kampen Comstock
Class ADV
12-31-11	318,466	—	22,298	(249,380)	91,384	3,243,285	—	212,917	(2,513,609)	942,593
12-31-10	306,680	—	18,246	(470,485)	(145,559)	2,827,981	—	175,261	(4,267,116)	(1,263,874)
Class I
12-31-11	649,321	—	81,532	(882,920)	(152,067)	6,576,039	—	786,737	(9,057,023)	(1,694,247)
12-31-10	328,721	—	75,512	(1,194,353)	(790,120)	3,044,494	—	741,072	(10,998,830)	(7,213,264)
Class S
12-31-11	3,055,659	—	351,438	(5,162,300)	(1,755,203)	31,095,008	—	3,379,115	(53,150,339)	(18,676,216)
12-31-10	3,764,510	—	349,684	(4,609,011)	(494,817)	35,380,215	—	3,403,234	(42,404,980)	(3,621,531)
Invesco Van Kampen Equity and Income
Class ADV
12-31-11	363,578	—	12,516	(135,215)	240,879	12,277,305	—	399,831	(4,514,751)	8,162,385
12-31-10	189,379	—	5,909	(101,377)	93,911	5,985,601	—	195,092	(3,227,620)	2,953,073
Class I
12-31-11	188,797	—	383,860	(1,869,101)	(1,296,444)	6,521,649	—	12,470,648	(63,753,963)	(44,761,666)
12-31-10	501,284	—	317,540	(1,904,712)	(1,085,888)	16,008,586	—	10,643,886	(60,580,845)	(33,928,373)
Class S
12-31-11	581,219	—	132,974	(1,550,873)	(836,680)	19,910,413	—	4,281,171	(53,418,865)	(29,227,281)
12-31-10	860,252	—	113,975	(952,848)	21,379	27,421,353	—	3,780,796	(30,038,766)	1,163,383
Class S2
12-31-11	9,237	—	584	(5,087)	4,734	300,965	—	18,678	(172,632)	147,011
12-31-10	31,463	—	423	(7,009)	24,877	971,257	—	13,893	(217,674)	767,476
JPMorgan Mid Cap Value
Class ADV
12-31-11	530,367	—	14,197	(294,811)	249,753	7,470,560	—	188,965	(4,125,845)	3,533,680
12-31-10	712,397	—	10,622	(238,824)	484,195	8,732,450	—	141,753	(2,908,617)	5,965,586
Class I
12-31-11	1,453,977	—	99,783	(1,753,100)	(199,340)	20,631,069	—	1,365,727	(24,429,594)	(2,432,798)
12-31-10	1,560,001	—	83,932	(1,328,171)	315,762	19,354,570	—	1,148,457	(16,292,736)	4,210,291
Class S
12-31-11	4,154,359	—	109,253	(3,977,062)	286,550	59,038,988	—	1,478,708	(55,942,603)	4,575,093
12-31-10	6,223,032	—	89,791	(3,829,696)	2,483,127	76,508,518	—	1,215,265	(46,773,717)	30,950,066

(1) Commencement of operations.

(a) Class S2 liquidated on November 1, 2011.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
JPMorgan Mid Cap Value (continued)
Class S2
12-31-11	15,499	—	109	(3,202)	12,406	206,541	—	1,495	(43,860)	164,176
12-31-10	—	—	—	—	—	—	—	—	—	—
Oppenheimer Global
Class ADV
12-31-11	908,522	—	67,894	(941,891)	34,525	12,411,402	—	795,043	(12,683,281)	523,164
12-31-10	1,685,165	—	73,867	(1,059,767)	699,265	20,405,739	—	845,780	(12,891,926)	8,359,593
Class I
12-31-11	2,417,329	—	1,695,436	(12,195,658)	(8,082,893)	33,146,828	—	20,446,960	(167,848,460)	(114,254,672)
12-31-10	1,763,905	—	1,917,543	(13,327,518)	(9,646,070)	22,441,764	—	22,588,655	(165,741,630)	(120,711,211)
Class S
12-31-11	2,404,518	—	201,913	(2,216,621)	389,810	32,123,465	—	2,368,438	(29,010,819)	5,481,084
12-31-10	1,135,031	—	215,839	(3,047,501)	(1,696,631)	13,957,824	—	2,475,668	(36,755,943)	(20,322,451)
Class S2
12-31-11	78,627	—	658	(16,801)	62,484	1,043,944	—	7,600	(231,520)	820,024
12-31-10	—	—	—	—	—	—	—	—	—	—
PIMCO Total Return
Class ADV
12-31-11	2,664,146	—	881,043	(2,300,154)	1,245,035	31,644,886	—	10,123,187	(27,076,320)	14,691,753
12-31-10	6,006,717	—	380,376	(1,654,988)	4,732,105	71,281,320	—	4,518,872	(19,699,661)	56,100,531
Class I
12-31-11	4,817,362	—	2,901,299	(7,222,953)	495,708	58,274,837	—	34,090,267	(87,154,509)	5,210,595
12-31-10	10,278,804	—	1,507,538	(4,639,438)	7,146,904	124,111,320	—	18,271,355	(56,505,250)	85,877,425
Class S
12-31-11	5,310,291	—	2,612,170	(4,919,222)	3,003,239	63,430,711	—	30,431,776	(58,879,225)	34,983,262
12-31-10	11,438,296	—	1,255,296	(3,784,958)	8,908,634	137,078,715	—	15,088,653	(45,460,536)	106,706,832
Class S2
12-31-11	97,870	—	7,877	(30,270)	75,477	1,136,050	—	90,033	(349,323)	876,760
12-31-10	116,786	—	1,000	(33,413)	84,373	1,398,182	—	11,839	(397,451)	1,012,570
Pioneer High Yield
Class ADV(b)
12-31-11	296	—	140	(11,131)	(10,695)	3,400	—	1,626	(129,700)	(124,674)
12-31-10	9,759	—	400	(2,486)	7,673	99,278	—	4,180	(25,951)	77,507
Class I
12-31-11	2,175,572	—	483,160	(3,114,071)	(455,339)	24,399,401	—	5,376,948	(34,466,663)	(4,690,314)
12-31-10	2,088,911	—	550,259	(3,108,077)	(468,907)	21,686,531	—	5,723,733	(31,988,737)	(4,578,473)
Class S
12-31-11	117,849	—	8,217	(169,054)	(42,988)	1,278,114	—	92,150	(1,929,944)	(559,680)
12-31-10	84,561	—	15,599	(192,928)	(92,768)	884,719	—	161,580	(1,980,376)	(934,077)
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12-31-11	963,957	—	3,712	(2,432,166)	(1,464,497)	7,959,381	—	26,206	(20,761,093)	(12,775,506)
12-31-10	1,061,333	—	2,528	(981,763)	82,098	7,448,938	—	16,555	(6,794,250)	671,243
Class I
12-31-11	1,284,148	—	308,637	(9,808,728)	(8,215,943)	11,543,100	—	2,436,752	(84,906,288)	(70,926,436)
12-31-10	2,227,521	—	240,936	(12,003,854)	(9,535,397)	16,798,421	—	1,970,693	(85,547,112)	(66,777,998)
Class S
12-31-11	397,196	—	3,831	(532,877)	(131,850)	3,465,098	—	27,740	(4,470,313)	(977,475)
12-31-10	480,466	—	1,994	(782,508)	(300,048)	3,406,685	—	13,597	(5,525,877)	(2,105,595)
Class S2
12-31-11	114,818	—	187	(22,007)	92,998	917,092	—	1,441	(175,697)	742,836
12-31-10	—	—	—	—	—	—	—	—	—	—
T. Rowe Price Growth Equity
Class ADV
12-31-11	252,632	—	—	(403,679)	(151,047)	13,835,357	—	—	(21,604,429)	(7,769,072)
12-31-10	582,797	—	703	(274,182)	309,318	27,415,126	—	31,137	(13,126,887)	14,319,376

(b) Class ADV liquidated on September 8, 2011.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
T. Rowe Price Growth Equity (continued)
Class I
12-31-11	1,017,493	—	—	(2,443,351)	(1,425,858)	56,754,920	—	—	(135,550,221)	(78,795,301)
12-31-10	954,377	—	6,088	(2,390,396)	(1,429,931)	45,470,812	—	274,344	(114,665,943)	(68,920,787)
Class S
12-31-11	1,050,065	—	—	(985,184)	64,881	57,720,809	—	—	(52,887,743)	4,833,066
12-31-10	833,938	—	1,165	(932,307)	(97,204)	40,813,289	—	51,974	(42,878,010)	(2,012,747)
Class S2
12-31-11	14,333	—	—	(2,634)	11,699	773,147	—	—	(143,880)	629,267
12-31-10	—	—	—	—	—	—	—	—	—	—
Templeton Foreign Equity
Class ADV
12-31-11	1,174,858	—	37,072	(146,664)	1,065,266	12,461,321	—	349,959	(1,529,998)	11,281,282
12-31-10	468,290	—	23,458	(205,465)	286,283	4,807,487	—	226,608	(2,049,331)	2,984,764
Class I
12-31-11	4,272,752	—	629,262	(10,824,089)	(5,922,075)	45,246,761	—	5,971,695	(122,648,933)	(71,430,477)
12-31-10	15,810,589	—	742,177	(6,518,153)	10,034,613	166,257,143	—	7,199,119	(65,696,451)	107,759,811
Class S
12-31-11	3,726,451	—	445,707	(7,657,107)	(3,484,949)	41,442,186	—	4,216,387	(79,554,385)	(33,895,812)
12-31-10	7,396,784	—	561,312	(7,453,377)	504,719	76,185,878	—	5,422,278	(73,171,326)	8,436,830
Class S2
12-31-11	103,552	—	1,638	(7,244)	97,946	1,102,465	—	15,463	(69,186)	1,048,742
12-31-10	31,345	—	—	(22,585)	8,760	310,603	—	—	(233,343)	77,260
Thornburg Value
Class ADV
12-31-11	184,368	—	2,845	(104,572)	82,641	5,884,035	—	74,886	(3,199,971)	2,758,950
12-31-10	268,869	—	6,793	(42,720)	232,942	7,786,475	—	183,003	(1,217,143)	6,752,335
Class I
12-31-11	1,143,371	—	70,169	(2,508,965)	(1,295,425)	36,867,095	—	1,892,464	(74,194,668)	(35,435,109)
12-31-10	2,809,171	—	153,054	(2,453,686)	508,539	82,081,301	—	4,222,751	(73,656,449)	12,647,603
Class S
12-31-11	129,142	—	3,737	(139,958)	(7,079)	4,224,659	—	100,212	(4,294,113)	30,758
12-31-10	213,465	—	9,083	(129,274)	93,274	6,277,036	—	249,052	(3,859,707)	2,666,381
Class S2
12-31-11	—	—	—	—	—	—	—	—	—	—
03-08-10(1) - 12-31-10	101	—	—	—	101	3,000	—	—	—	3,000
UBS U.S. Large Cap Equity
Class ADV
12-31-11	6,318	—	5,920	(140,963)	(128,725)	56,813	—	49,175	(1,264,297)	(1,158,309)
12-31-10	286,682	—	4,778	(253,249)	38,211	2,292,505	—	39,903	(2,067,298)	265,110
Class I
12-31-11	703,302	—	175,993	(2,978,206)	(2,098,911)	6,556,474	—	1,502,667	(27,326,815)	(19,267,674)
12-31-10	1,100,320	—	151,781	(4,095,285)	(2,843,184)	8,889,048	—	1,330,636	(33,557,910)	(23,338,226)
Class S
12-31-11	149,386	—	8,428	(1,395,325)	(1,237,511)	1,338,694	—	70,116	(12,350,634)	(10,941,824)
12-31-10	123,580	—	14,704	(484,459)	(346,175)	1,001,949	—	126,214	(3,934,980)	(2,806,817)

(1) Commencement of operations.

NOTE 11 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Advisers, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. Effective May 27, 2011, the funds pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 27, 2011, the funds paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 11 — LINE OF CREDIT (continued)

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2011:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
American Century Small-Mid Cap Value	6	$494,167	1.27%
Baron Small Cap Growth	49	6,551,122	1.24
Davis New York Venture	11	6,819,545	1.25
Global Bond	32	3,530,156	1.31
JPMorgan Mid Cap Value	2	1,942,500	1.24
Oppenheimer Global	1	725,000	1.34
PIMCO Total Return	8	2,729,375	1.30
Pioneer High Yield	16	1,748,125	1.24
T. Rowe Price Diversified Mid Cap Growth	15	1,006,333	1.27
T. Rowe Price Growth Equity	7	2,272,857	1.31
Templeton Foreign Equity	6	6,113,333	1.34
Thornburg Value	11	6,402,727	1.25
UBS U.S. Large Cap Equity	4	1,391,250	1.25

NOTE 12 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which a Portfolio may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Portfolio. Foreign investments may also subject a Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Portfolio investments.

Emerging Markets Risk. Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investments in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

NOTE 13 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 13 — SECURITIES LENDING (continued)

Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B ("BICR — Series B"), each a series within the BNY Institutional Cash Reserves Trust (collectively, the "BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities"). The Lehman Securities had market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by BICR- Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents a realized loss to the Funds) and subject, in part, to the Funds' continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Portfolios had complied with the requirements under the Capital Support Agreement and therefore the Portfolios could exercise their right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2011, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
American Century Small-Mid Cap Value	$923,042	$948,481
Global Bond	25,946,717	26,834,272
Oppenheimer Global	7,989,278	8,217,621
PIMCO Total Return	8,557,770	8,777,862
T. Rowe Price Diversified Mid Cap Growth	23,001,827	23,544,063
T. Rowe Price Growth Equity	27,813,940	28,542,859
Thornburg Value	6,919,323	7,072,679
UBS U.S. Large Cap Equity	2,009,449	2,058,668

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
American Century Small-Mid Cap Value	$—	$(85,228)	$85,228
Baron Small Cap Growth	(6,077,594)	5,655,236	422,358
Davis New York Venture	(24,558)	(1,263,417)	1,287,975
Global Bond	—	4,448,190	(4,448,190)
Invesco Van Kampen Comstock	—	(55,212)	55,212
Invesco Van Kampen Equity and Income	—	741,828	(741,828)
JPMorgan Mid Cap Value	—	(159,623)	159,623
Oppenheimer Global	—	(4,416,784)	4,416,784
PIMCO Total Return(1)	—	12,942,849	(12,942,849)
Pioneer High Yield	—	41,421	(41,421)
T. Rowe Price Diversified Mid Cap Growth	—	(11,702)	11,702
T. Rowe Price Growth Equity	(896,600)	877,618	18,982
Templeton Foreign Equity	—	13,099	(13,099)
Thornburg Value	—	(30,270)	30,270
UBS U.S. Large Cap Equity	—	7,403	(7,403)

(1)  $12,942,849 relates to the tax treatment of swaps, foreign currency transactions and paydowns.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary Income	Long-term Capital Gains	Ordinary Income
American Century Small-Mid Cap Value	$2,400,620	$18,907	$1,814,544
Columbia Small Cap Value II	785,307	—	2,720,959

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary Income	Long-term Capital Gains	Ordinary Income
Davis New York Venture	$4,866,282	$—	$2,263,598
Global Bond	33,909,709	—	15,132,879
Invesco Van Kampen Comstock	4,378,769	—	4,319,567
Invesco Van Kampen Equity and Income	17,170,328	—	14,633,667
JPMorgan Mid Cap Value	3,034,904	—	2,505,506
Oppenheimer Global	23,618,041	—	25,910,174
PIMCO Total Return	60,671,650	14,063,613	37,890,843

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary Income	Long-term Capital Gains	Ordinary Income
Pioneer High Yield	$5,470,770	$—	$5,889,493
T. Rowe Price Diversified Mid Cap Growth	2,492,147	—	2,000,848
T. Rowe Price Growth Equity	—	—	357,457
Templeton Foreign Equity	10,553,504	—	12,848,107
Thornburg Value	2,067,576	—	4,654,851
UBS U.S. Large Cap Equity	1,621,958	—	1,496,753

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
American Century Small-Mid Cap Value	$11,443,128	$7,889,827	$(7,860,532)	$—	—
Baron Small Cap Growth	—	—	246,841,348	(27,687,536)	2016
				(15,294,592)	2017
					$(42,982,128)
Columbia Small Cap Value II	429,192	—	16,795,557	(69,638,686)	2017
Davis New York Venture	1,563,247	—	28,605,399	(16,250,070)	2016
				(57,895,293)	2017
					$(74,145,363)
Global Bond	25,670,364	—	(6,188,502)	(3,869,738)	2017
Invesco Van Kampen Comstock	474,104	—	(983,839)	(101,214,207)	2016
				(130,908,420)	2017
					$(232,122,627)
Invesco Van Kampen Equity and Income	2,619,039	—	65,186,158	(20,091,418)	2016
				(31,391,642)	2017
					$(51,483,060)
JPMorgan Mid Cap Value	215,887	—	33,088,598	(5,998,527)	2017
Oppenheimer Global	19,043,618	—	126,604,165	(59,145,851)	2017
				(98,529)	2018
					$(59,244,380)
PIMCO Total Return	39,101,285	—	17,181,178	(17,442,818)	N/A
Pioneer High Yield	518,181	—	4,798,893	(3,902,477)	2016
				(23,259,623)	2017
					$(27,162,100)
T. Rowe Price Diversified Mid Cap Growth	718,603	58,844,358	55,345,823	—	—
T. Rowe Price Growth Equity	—	—	212,764,098	(19,689,448)	2016
				(107,754,093)	2017
					$(127,443,541)
Templeton Foreign Equity	14,340,409	—	(58,529,547)	(22,339,944)	2016
				(133,709,136)	2017
					$(156,049,080)
Thornburg Value	566,037	—	(27,469,426)	(32,782,436)	2016
				(26,137,641)	2017
					$(58,920,077)
UBS U.S. Large Cap Equity	268,687	—	3,880,956	(22,966,719)	2016
				(84,654,342)	2017
					$(107,621,061)

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The Portfolios' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of December 31, 2011, no provisions for income tax would be required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act are effective for the Portfolios' tax year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements". ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards ("IFRSs"). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of December 31, 2011, management of the Portfolios is currently assessing the potential impact to financial statement disclosure, that may result from adopting this ASU.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2011, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Pioneer High Yield
Class I	$0.0491	February 1, 2012	Daily
Class S	$0.0468	February 1, 2012	Daily

Effective January 1, 2012, the Board implemented expense limits for Davis New York Venture.

On January 12, 2012, the Board of Trustees of ING Investors Trust also approved a proposal to reorganize ING Artio Foreign Portfolio, which is not included in this report, with and into Templeton Foreign Equity. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about July 21, 2012.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING AMERICAN CENTURY   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.3%
		Consumer Discretionary: 9.5%
39,000		CEC Entertainment, Inc.	$1,343,550	0.7
100,800		Lowe's Cos., Inc.	2,558,304	1.3
95,200		Staples, Inc.	1,322,328	0.7
20,100		Time Warner Cable, Inc.	1,277,757	0.6
25,900		Whirlpool Corp.	1,228,955	0.6
755,975		Other Securities (a)	11,255,676	5.6
			18,986,570	9.5
		Consumer Staples: 6.2%
40,100		Dr Pepper Snapple Group, Inc.	1,583,148	0.8
20,700		Kellogg Co.	1,046,799	0.5
28,223		Kimberly-Clark Corp.	2,076,084	1.0
30,397	@	Ralcorp Holdings, Inc.	2,598,943	1.3
45,200		Sysco Corp.	1,325,716	0.7
158,315		Other Securities (a)	3,681,611	1.9
			12,312,301	6.2
		Energy: 5.8%
57,300		Imperial Oil Ltd.	2,552,979	1.3
29,300		Murphy Oil Corp.	1,633,182	0.8
51,000	@	Ultra Petroleum Corp.	1,511,130	0.8
306,606		Other Securities (a)	5,844,888	2.9
			11,542,179	5.8
		Financials: 23.8%
50,400		Allstate Corp.	1,381,464	0.7
25,200		AON Corp.	1,179,360	0.6
136,461		Capitol Federal Financial, Inc.	1,574,760	0.8
64,036		Comerica, Inc.	1,652,129	0.8
37,901		Commerce Bancshares, Inc.	1,444,786	0.7
104,989		HCC Insurance Holdings, Inc.	2,887,198	1.4
202,000		Hudson City Bancorp., Inc.	1,262,500	0.6
57,376		Marsh & McLennan Cos., Inc.	1,814,229	0.9
81,305		Northern Trust Corp.	3,224,556	1.6
92,278		People's United Financial, Inc.	1,185,772	0.6
77,468		Piedmont Office Realty Trust, Inc.	1,320,055	0.7
1,772,953		Other Securities (a)	28,678,511	14.4
			47,605,320	23.8
		Health Care: 9.0%
17,100		Becton Dickinson & Co.	1,277,712	0.6
66,851	@	CareFusion Corp.	1,698,684	0.9
49,800	@	LifePoint Hospitals, Inc.	1,850,070	0.9
44,000		Patterson Cos., Inc.	1,298,880	0.7
48,700		Zimmer Holdings, Inc.	2,601,554	1.3
463,286		Other Securities	9,200,225	4.6
			17,927,125	9.0

Shares			Value	Percentage of Net Assets
		Industrials: 16.7%
69,334		Kaydon Corp.	$2,114,687	1.1
146,212		Republic Services, Inc.	4,028,140	2.0
91,200		Koninklijke Philips Electronics NV	1,913,527	0.9
146,700		Southwest Airlines Co.	1,255,752	0.6
29,600	@	Thomas & Betts Corp.	1,616,160	0.8
45,600		Tyco International Ltd.	2,129,976	1.1
922,473		Other Securities (a)	20,345,329	10.2
			33,403,571	16.7
		Information Technology: 8.2%
172,900		Applied Materials, Inc.	1,851,759	0.9
87,100	@	Quest Software, Inc.	1,620,060	0.8
117,400	@	Teradyne, Inc.	1,600,162	0.8
667,719		Other Securities	11,366,071	5.7
			16,438,052	8.2
		Materials: 4.4%
76,783		Bemis Co., Inc.	2,309,632	1.2
19,305		Minerals Technologies, Inc.	1,091,312	0.5
22,424		Newmont Mining Corp.	1,345,664	0.7
229,549		Other Securities	4,037,602	2.0
			8,784,210	4.4
		Telecommunications: 2.3%
21,000		American Tower Corp.	1,260,210	0.6
41,644		CenturyTel, Inc.	1,549,157	0.8
65,900		Other Securities	1,747,930	0.9
			4,557,297	2.3
		Utilities: 9.4%
67,800		Empire District Electric Co.	1,429,902	0.7
104,900		Great Plains Energy, Inc.	2,284,722	1.2
117,200		NV Energy, Inc.	1,916,220	1.0
44,500		Pacific Gas & Electric Co.	1,834,290	0.9
77,126		Westar Energy, Inc.	2,219,686	1.1
45,000		Xcel Energy, Inc.	1,243,800	0.6
221,596		Other Securities	7,744,854	3.9
			18,673,474	9.4
		Total Common Stock (Cost $192,455,909)	190,230,099	95.3
EXCHANGE-TRADED FUNDS: 2.3%
71,000		iShares Russell Midcap Value Index Fund	3,081,400	1.5
20,868		Other Securities	1,499,893	0.8
		Total Exchange-Traded Funds (Cost $4,453,285)	4,581,293	2.3

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 1.2%
		Consumer Discretionary: 0.1%
128	#	LodgeNet Interactive Corp.	$110,400	0.0
1,800		Other Securities	171,871	0.1
			282,271	0.1
		Consumer Staples: 0.1%
211		Other Securities	224,504	0.1
		Financials: 1.0%
52,528		Other Securities	1,920,843	1.0
		Total Preferred Stock (Cost $2,229,905)	2,427,618	1.2
		Total Long-Term Investments (Cost $199,139,099)	197,239,010	98.8
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
		Securities Lending Collateralcc(1): 0.5%
948,481		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $948,486, collateralized by various U.S. Government Agency Obligations, 0.000%-6.750%, Market Value plus accrued interest $967,451, due 01/03/12-03/01/47) (Cost $948,481)	$948,481	0.5
Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.2%
4,408,923		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $4,408,923)	$4,408,923	2.2
		Total Short-Term Investments (Cost $5,357,404)	5,357,404	2.7
		Total Investments in Securities (Cost $204,496,503)	$202,596,414	101.5
		Liabilities in Excess of Other Assets	(2,945,918)	(1.5)
		Net Assets	$199,650,496	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

  Cost for federal income tax purposes is $210,457,051.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$10,750,915
Gross Unrealized Depreciation	(18,611,552)
Net Unrealized Depreciation	$(7,860,637)

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$18,986,570	$—	$—	$18,986,570
Consumer Staples	12,312,301	—	—	12,312,301
Energy	11,542,179	—	—	11,542,179
Financials	47,605,320	—	—	47,605,320
Health Care	17,927,125	—	—	17,927,125
Industrials	31,490,044	1,913,527	—	33,403,571
Information Technology	16,438,052	—	—	16,438,052
Materials	8,784,210	—	—	8,784,210
Telecommunications	4,557,297	—	—	4,557,297
Utilities	18,673,474	—	—	18,673,474
Total Common Stock	188,316,572	1,913,527	—	190,230,099
Exchange-Traded Funds	4,581,293	—	—	4,581,293
Preferred Stock	381,558	2,046,060	—	2,427,618
Short-Term Investments	4,408,923	948,481	—	5,357,404
Total Investments, at value	$197,688,346	$4,908,068	$—	$202,596,414
Other Financial Instruments+
Forward Foreign Currency Contracts	—	22,220	—	22,220
Total Assets	$197,688,346	$4,930,288	$—	$202,618,634
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(6,234)	$—	$(6,234)
Total Liabilities	$—	$(6,234)	$—	$(6,234)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Short-Term Investments	$120,962	$—	$(120,962)	$—	$(30,240)	$30,240	$—	$—	$—
Total Investments, at value	$120,962	$—	$(120,962)	$—	$(30,240)	$30,240	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ 0 .

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING American Century Small-Mid Cap Value Portfolio :

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
UBS Warburg LLC	EU Euro	48,903	Sell	01/31/12	$63,553	$63,307	$246
UBS Warburg LLC	Canadian Dollar	2,864,632	Sell	01/31/12	2,803,652	2,809,886	(6,234)
UBS Warburg LLC	EU Euro	1,658,111	Sell	01/31/12	2,168,444	2,146,470	21,974
							$15,986

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$22,220
Total Asset Derivatives		$22,220
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$6,234
Total Liability Derivatives		$6,234

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$110,545
Total	$110,545
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$31,687
Total	$31,687

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING BARON   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 24.4%
540,000		Choice Hotels International, Inc.	$20,547,000	2.8
290,000		DeVry, Inc.	11,153,400	1.5
575,000		Dick's Sporting Goods, Inc.	21,206,000	2.9
565,000	@	LKQ Corp.	16,995,200	2.3
218,000		Morningstar, Inc.	12,960,100	1.8
114,100	@	Panera Bread Co.	16,139,445	2.2
200,000	@	Peet's Coffee & Tea, Inc.	12,536,000	1.7
405,000	@	Penn National Gaming, Inc.	15,418,350	2.1
190,000	@	Under Armour, Inc.	13,640,100	1.9
475,000		Vail Resorts, Inc.	20,121,000	2.7
905,300		Other Securities	18,407,422	2.5
			179,124,017	24.4
		Consumer Staples: 4.6%
210,000		Church & Dwight Co., Inc.	9,609,600	1.3
185,000	@	TreeHouse Foods, Inc.	12,095,300	1.6
201,737	@	United Natural Foods, Inc.	8,071,498	1.1
467,057		Other Securities	4,040,043	0.6
			33,816,441	4.6
		Energy: 11.0%
110,000		CARBO Ceramics, Inc.	13,566,300	1.8
175,000		Core Laboratories NV	19,941,250	2.7
140,000		Helmerich & Payne, Inc.	8,170,400	1.1
110,000	@	SEACOR Holdings, Inc.	9,785,600	1.3
171,000		SM Energy Co.	12,500,100	1.7
212,944		Targa Resources Corp.	8,664,691	1.2
294,000		Other Securities	8,546,890	1.2
			81,175,231	11.0
		Financials: 11.4%
21,500		Alexander's, Inc.	7,955,645	1.1
195,000	@	Arch Capital Group Ltd.	7,259,850	1.0
274,479		Cohen & Steers, Inc.	7,932,443	1.1
490,500		Douglas Emmett, Inc.	8,946,720	1.2
500,000	@	MSCI, Inc. - Class A	16,465,000	2.2
320,000		Primerica, Inc.	7,436,800	1.0
1,028,649		Other Securities	27,819,476	3.8
			83,815,934	11.4
		Health Care: 12.9%
360,000	@	AMERIGROUP Corp.	21,268,800	2.9
490,000	@	Community Health Systems, Inc.	8,550,500	1.2

Shares			Value	Percentage of Net Assets
140,000	@	Edwards Lifesciences Corp.	$9,898,000	1.3
130,800	@	Gen-Probe, Inc.	7,732,896	1.1
136,500	@	Idexx Laboratories, Inc.	10,505,040	1.4
117,000	@	Mettler Toledo International, Inc.	17,282,070	2.3
105,000		Techne Corp.	7,167,300	1.0
457,228		Other Securities	12,416,015	1.7
			94,820,621	12.9
		Industrials: 17.0%
261,300	@	Colfax Corp.	7,441,824	1.0
267,000	@	Copart, Inc.	12,786,630	1.7
157,000	@	CoStar Group, Inc.	10,476,610	1.4
475,000	@	Generac Holdings, Inc.	13,314,250	1.8
350,000	@	Genesee & Wyoming, Inc.	21,203,000	2.9
106,000	@	Middleby Corp.	9,968,240	1.4
105,000		MSC Industrial Direct Co.	7,512,750	1.0
160,000	@	Polypore International, Inc.	7,038,400	1.0
405,000		Ritchie Brothers Auctioneers, Inc.	8,942,400	1.2
335,000	@	Tetra Tech, Inc.	7,232,650	1.0
610,000		Other Securities	18,929,700	2.6
			124,846,454	17.0
		Information Technology: 14.2%
250,000	@	Ansys, Inc.	14,320,000	2.0
115,000	@	Equinix, Inc.	11,661,000	1.6
85,000		Factset Research Systems, Inc.	7,418,800	1.0
405,300	@	Gartner, Inc.	14,092,281	1.9
200,000		MAXIMUS, Inc.	8,270,000	1.1
238,000		Pegasystems, Inc.	6,997,200	1.0
497,500		Totvs S.A.	8,871,117	1.2
1,299,639		Other Securities	32,568,484	4.4
			104,198,882	14.2
		Materials: 0.4%
150,000		Other Securities	3,394,500	0.4
		Telecommunications: 0.6%
100,000		Other Securities	4,296,000	0.6
		Utilities: 1.6%
160,000		ITC Holdings Corp.	12,140,800	1.6
		Total Common Stock (Cost $475,180,334)	721,628,880	98.1

See Accompanying Notes to Financial Statements

ING BARON   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Mutual Funds: 1.9%
13,695,478	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $13,695,478)	$13,695,478	1.9
	Total Short-Term Investments (Cost $13,695,478)	13,695,478	1.9
	Total Investments in Securities (Cost $488,875,812)	$735,324,358	100.0
	Liabilities in Excess of Other Assets	(327,329)	—
	Net Assets	$734,997,029	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in   aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

  Cost for federal income tax purposes is $488,482,765.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$262,066,283
Gross Unrealized Depreciation	(15,224,690)
Net Unrealized Appreciation	$246,841,593

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock*	$721,628,880	$—	$—	$721,628,880
Short-Term Investments	13,695,478	—	—	13,695,478
Total Investments, at value	$735,324,358	$—	$—	$735,324,358

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

ING COLUMBIA   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO   AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.5%
		Consumer Discretionary: 9.5%
65,000	@	Bridgepoint Education, Inc.	$1,495,000	0.9
57,000	@	Domino's Pizza, Inc.	1,935,150	1.2
26,500	@	Genesco, Inc.	1,636,110	1.0
60,000	@	GNC Holdings, Inc.	1,737,000	1.1
61,000	@	Helen of Troy Ltd.	1,872,700	1.2
451,640		Other Securities	6,616,313	4.1
			15,292,273	9.5
		Consumer Staples: 4.3%
125,000	@	Dean Foods Co.	1,400,000	0.9
32,000		Nu Skin Enterprises, Inc.	1,554,240	1.0
87,000		Other Securities	3,942,510	2.4
			6,896,750	4.3
		Energy: 4.4%
49,000	@	Hornbeck Offshore Services, Inc.	1,519,980	0.9
120,000	@	Key Energy Services, Inc.	1,856,400	1.2
49,000	@	Swift Energy Co.	1,456,280	0.9
53,384		Other Securities	2,291,709	1.4
			7,124,369	4.4
		Financials: 31.4%
60,000		Alterra Capital Holdings Ltd.	1,417,800	0.9
76,000		American Assets Trust, Inc.	1,558,760	1.0
82,000		BioMed Realty Trust, Inc.	1,482,560	0.9
70,000		Community Bank System, Inc.	1,946,000	1.2
185,000		CubeSmart	1,968,400	1.2
45,000		Delphi Financial Group	1,993,500	1.2
67,500		DuPont Fabros Technology, Inc.	1,634,850	1.0
72,000		East-West Bancorp., Inc.	1,422,000	0.9
150,000		FNB Corp.	1,696,500	1.1
31,000		IBERIABANK Corp.	1,528,300	1.0
70,000		Independent Bank Corp.	1,910,300	1.2
68,000		LaSalle Hotel Properties	1,646,280	1.0
26,000		Mid-America Apartment Communities, Inc.	1,626,300	1.0
110,000	@	National Financial Partners Corp.	1,487,200	0.9
138,000		Northwest Bancshares, Inc.	1,716,720	1.1
41,000		Prosperity Bancshares, Inc.	1,654,350	1.0
175,187		Sterling Bancorp.	1,513,615	0.9
34,500	@	SVB Financial Group	1,645,305	1.0
60,000	@	Texas Capital Bancshares, Inc.	1,836,600	1.1
137,000		Umpqua Holdings Corp.	1,697,430	1.1
1,523,449		Other Securities	17,262,357	10.7
			50,645,127	31.4

Shares			Value	Percentage of Net Assets
		Health Care: 6.6%
45,000	@	Centene Corp.	$1,781,550	1.1
29,000	@	WellCare Health Plans, Inc.	1,522,500	1.0
563,500		Other Securities	7,250,990	4.5
			10,555,040	6.6
		Industrials: 15.8%
22,000	@	Alaska Air Group, Inc.	1,651,980	1.0
70,000	@	Beacon Roofing Supply, Inc.	1,416,100	0.9
74,000		Deluxe Corp.	1,684,240	1.1
55,000		Textainer Group Holdings Ltd.	1,601,600	1.0
62,000	@	United Rentals, Inc.	1,832,100	1.1
50,000		United Stationers, Inc.	1,628,000	1.0
185,000	@	Wabash National Corp.	1,450,400	0.9
63,000		Werner Enterprises, Inc.	1,518,300	0.9
898,225		Other Securities	12,740,045	7.9
			25,522,765	15.8
		Information Technology: 14.7%
24,000	@	Anixter International, Inc.	1,431,360	0.9
67,000	@	Cardtronics, Inc.	1,813,020	1.1
86,000	@	Cirrus Logic, Inc.	1,363,100	0.8
105,000	@	Elster Group SE ADR	1,365,000	0.9
58,965	@	NeuStar, Inc.	2,014,834	1.3
1,516,719		Other Securities	15,646,385	9.7
			23,633,699	14.7
		Materials: 4.8%
24,000		Schweitzer-Mauduit International, Inc.	1,595,040	1.0
357,349		Other Securities	6,060,738	3.8
			7,655,778	4.8
		Utilities: 5.0%
61,000		Avista Corp.	1,570,750	1.0
45,000		New Jersey Resources Corp.	2,214,000	1.4
39,000		South Jersey Industries, Inc.	2,215,590	1.4
58,000		UIL Holdings Corp.	2,051,460	1.2
			8,051,800	5.0
		Total Common Stock (Cost $135,878,076)	155,377,601	96.5

See Accompanying Notes to Financial Statements

ING COLUMBIA   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Mutual Funds: 3.6%
5,826,092	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,826,092)	$5,826,092	3.6
	Total Short-Term Investments (Cost $5,826,092)	5,826,092	3.6
	Total Investments in Securities (Cost $141,704,168)	$161,203,693	100.1
	Liabilities in Excess of Other Assets	(160,871)	(0.1)
	Net Assets	$161,042,822	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

  Cost for federal income tax purposes is $144,408,136.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$28,578,213
Gross Unrealized Depreciation	(11,782,656)
Net Unrealized Appreciation	$16,795,557

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock*	$155,377,601	$—	$—	$155,377,601
Short-Term Investments	5,826,092	—	—	5,826,092
Total Investments, at value	$161,203,693	$—	$—	$161,203,693

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

ING DAVIS   SUMMARY PORTFOLIO OF INVESTMENTS
NEW YORK VENTURE PORTFOLIO   AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.5%
		Consumer Discretionary: 7.4%
183,300	@	Bed Bath & Beyond, Inc.	$10,625,901	2.7
91,499	@	Carmax, Inc.	2,788,890	0.7
53,250		Harley-Davidson, Inc.	2,069,827	0.6
153,880		Walt Disney Co.	5,770,500	1.5
728,280		Other Securities	7,427,650	1.9
			28,682,768	7.4
		Consumer Staples: 16.9%
138,750		Coca-Cola Co.	9,708,337	2.5
231,665		Costco Wholesale Corp.	19,302,328	5.0
477,727		CVS Caremark Corp.	19,481,707	5.0
47,100		Diageo PLC ADR	4,117,482	1.1
102,700		Heineken Holding NV	4,197,015	1.1
57,000		Kraft Foods, Inc.	2,129,520	0.5
41,902		Philip Morris International, Inc.	3,288,469	0.8
53,840		Unilever NV ADR	1,850,481	0.5
45,250		Other Securities	1,546,264	0.4
			65,621,603	16.9
		Energy: 12.8%
324,860		Canadian Natural Resources Ltd.	12,140,018	3.1
72,550		Devon Energy Corp.	4,498,100	1.2
144,240		EOG Resources, Inc.	14,209,083	3.6
136,000		Occidental Petroleum Corp.	12,743,200	3.3
341,700	@	OGX Petroleo e Gas Participacoes S.A.	2,495,083	0.6
1,378,776		Other Securities	3,871,893	1.0
			49,957,377	12.8
		Financials: 29.8%
38,760		ACE Ltd.	2,717,851	0.7
412,620		American Express Co.	19,463,286	5.0
47,530		Ameriprise Financial, Inc.	2,359,389	0.6
815,890		Bank of New York Mellon Corp.	16,244,370	4.2
88	@	Berkshire Hathaway, Inc. - Class A	10,098,440	2.6
2,340		Fairfax Financial Holdings Ltd.	1,003,783	0.2
4,480		Fairfax Financial Holdings Ltd.	1,931,776	0.5
565,000		Hang Lung Group Ltd.	3,092,064	0.8
133,310	@	Julius Baer Group Ltd.	5,192,747	1.3
306,299		Loews Corp.	11,532,157	2.9
533,380		Progressive Corp.	10,406,244	2.7
90,070		Transatlantic Holdings, Inc.	4,929,531	1.3

Shares			Value	Percentage of Net Assets
663,367		Wells Fargo & Co.	$18,282,395	4.7
323,827		Other Securities	8,834,851	2.3
			116,088,884	29.8
		Health Care: 9.5%
41,200		Baxter International, Inc.	2,038,576	0.5
177,820	@	Express Scripts, Inc.	7,946,776	2.0
129,450		Johnson & Johnson	8,489,331	2.2
243,915		Merck & Co., Inc.	9,195,595	2.4
41,900		Roche Holding AG - Genusschein	7,086,059	1.8
51,758		Other Securities	2,411,919	0.6
			37,168,256	9.5
		Industrials: 5.5%
1,333,196		China Merchants Holdings International Co., Ltd.	3,856,036	1.0
285,250		Iron Mountain, Inc.	8,785,700	2.3
25,157		Kuehne & Nagel International AG	2,817,058	0.7
44,040		Lockheed Martin Corp.	3,562,836	0.9
1,057,570		Other Securities	2,216,937	0.6
			21,238,567	5.5
		Information Technology: 8.0%
178,952		Activision Blizzard, Inc.	2,204,689	0.6
18,799	@	Google, Inc. - Class A	12,142,274	3.1
113,600		Hewlett-Packard Co.	2,926,336	0.7
174,870		Microsoft Corp.	4,539,625	1.2
201,910		Texas Instruments, Inc.	5,877,600	1.5
99,400		Other Securities	3,643,402	0.9
			31,333,926	8.0
		Materials: 6.2%
26,690		Air Products & Chemicals, Inc.	2,273,721	0.6
64,500		BHP Billiton PLC	1,885,687	0.5
35,480		Ecolab, Inc.	2,051,099	0.5
97,440		Monsanto Co.	6,827,621	1.8
70,055		Potash Corp. of Saskatchewan	2,891,870	0.7
24,400		Praxair, Inc.	2,608,360	0.7
41,632		Rio Tinto PLC	2,033,564	0.5
8,100	#,@,X	Sino-Forest Corp.	5,568	0.0
533,334		Other Securities	3,678,249	0.9
			24,255,739	6.2
		Telecommunications: 0.4%
60,580		Other Securities	1,369,108	0.4
		Total Common Stock (Cost $342,813,288)	375,716,228	96.5

See Accompanying Notes to Financial Statements

ING DAVIS   SUMMARY PORTFOLIO OF INVESTMENTS
NEW YORK VENTURE PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
		Materials: 0.0%
649,000	#	Sino-Forest Corp., 5.000%, 08/01/13	$178,475	0.0
		Total Corporate Bonds/Notes (Cost $649,000)	178,475	0.0
		Total Long-Term Investments (Cost $343,462,288)	375,894,703	96.5
SHORT-TERM INVESTMENTS: 3.3%
		Commercial Paper: 3.3%
12,863,000		Barclays Fdg. Dis., 0.090%, 01/03/12 (Cost $12,862,904)	12,862,904	3.3
		Total Short-Term Investments (Cost $12,862,904)	12,862,904	3.3
		Total Investments in Securities (Cost $356,325,192)	$388,757,607	99.8
		Assets in Excess of Other Liabilities	599,840	0.2
		Net Assets	$389,357,447	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@  Non-income producing security

ADR  American Depositary Receipt

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

  Cost for federal income tax purposes is $360,151,122.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$56,738,912
Gross Unrealized Depreciation	(28,132,427)
Net Unrealized Appreciation	$28,606,485

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$27,258,080	$1,424,688	$—	$28,682,768
Consumer Staples	60,416,805	5,204,798	—	65,621,603
Energy	48,536,650	1,420,727	—	49,957,377
Financials	107,804,073	8,284,811	—	116,088,884
Health Care	30,082,197	7,086,059	—	37,168,256
Industrials	13,969,585	7,268,982	—	21,238,567
Information Technology	31,333,926	—	—	31,333,926
Materials	20,114,165	3,919,251	222,323	24,255,739
Telecommunications	1,369,108	—	—	1,369,108
Total Common Stock	340,884,589	34,609,316	222,323	375,716,228
Corporate Bonds/Notes	—	178,475	—	178,475
Short-Term Investments	—	12,862,904	—	12,862,904
Total Investments, at value	$340,884,589	$47,650,695	$222,323	$388,757,607

See Accompanying Notes to Financial Statements

ING DAVIS   SUMMARY PORTFOLIO OF INVESTMENTS
NEW YORK VENTURE PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Common Stock	$55	$—	$—	$—	$(50,065)	$50,010	$222,323	$—	$222,323
Total Investments, at value	$55	$—	$—	$—	$(50,065)	$50,010	$222,323	$—	$222,323

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 31.4%
			Australia: 0.2%
	525,000	#	FMG Resources August 2006 Pty Ltd, 6.375%, 02/01/16	$511,875	0.1
	255,000	#	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	258,825	0.1
AUD	195,000		Other Securities	210,185	0.0
				980,885	0.2
			Bermuda: 0.0%
	6,845		Other Securities	6,623	0.0
			Brazil: 1.9%
	1,400,000	#	Banco do Brasil SA, 5.875%, 01/26/22	1,415,400	0.3
BRL	3,800,000	#	Banco Votorantim SA, 6.250%, 05/16/16	2,078,413	0.5
	300,000	#	Centrais Eletricas Brasileiras S.A., 6.875%, 07/30/19	342,000	0.1
	1,053,140	#,L	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	1,050,507	0.2
	3,220,000		Other Securities (a)	3,350,981	0.8
				8,237,301	1.9
			British Virgin Islands: 0.1%
	615,000		Other Securities	644,048	0.1
			Canada: 0.4%
	82,867	#,&	Ainsworth Lumber Co., Ltd., 11.000%, 07/29/15	54,278	0.0
	900,000	#	Bombardier, Inc., 7.750%, 03/15/20	985,500	0.2
	515,000		Other Securities	570,362	0.2
				1,610,140	0.4
			Cayman Islands: 0.6%
	1,087,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,092,435	0.2

Principal Amount†			Value	Percentage of Net Assets
175,000	#,L	Odebrecht Finance Ltd., 7.500%, 09/29/49	$171,938	0.0
1,440,000		Other Securities	1,523,137	0.4
			2,787,510	0.6
		Chile: 0.3%
320,000	#	Empresa Nacional del Petroleo, 4.750%, 12/06/21	319,337	0.0
1,135,000		Other Securities	1,190,091	0.3
			1,509,428	0.3
		China: 0.1%
300,000	#	Mega Advance Investments Ltd., 6.375%, 05/12/41	300,921	0.1
		Colombia: 2.0%
920,000	#	Banco de Bogota SA, 5.000%, 01/15/17	929,277	0.2
492,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	496,920	0.1
8,066,000	#	Citigroup Funding, Inc., 11.000%, 07/27/20	7,188,419	1.7
			8,614,616	2.0
		Italy: 0.4%
1,589,000		Other Securities	1,527,242	0.4
		Kazakhstan: 0.4%
936,000	#	KazMunaiGaz Finance Sub BV, 7.000%, 05/05/20	993,330	0.2
569,000	#	KazMunaiGaz Finance Sub BV, 8.375%, 07/02/13	598,872	0.2
1,500,000		Other Securities (b)	153,750	0.0
			1,745,952	0.4
		Luxembourg: 0.8%
550,000	#	Gaz Capital for Gazprom, 6.212%, 11/22/16	570,625	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Luxembourg (continued)
	890,000	#	Gaz Capital for Gazprom, 9.250%, 04/23/19	$1,062,571	0.3
	400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	399,000	0.1
	1,140,000		Other Securities	1,213,850	0.3
				3,246,046	0.8
			Malaysia: 0.1%
	500,000	#	Malaysia Sukuk Global Berhad, 3.928%, 06/04/15	522,685	0.1
			Mexico: 2.6%
MXN	67,000,000	#	Petroleos Mexicanos, 7.650%, 11/24/21	4,777,243	1.1
	1,589,000		Petroleos Mexicanos, 6.000%, 03/05/20	1,772,212	0.4
	1,585,000		Southern Copper Corp., 6.750%, 04/16/40	1,599,241	0.4
	11,694,021		Other Securities	2,834,305	0.7
				10,983,001	2.6
			Netherlands: 0.2%
	840,000		Other Securities	873,922	0.2
			Philippines: 0.2%
	660,000	#	Tiers Trust, 06/15/97	456,944	0.1
PHP	23,800,000		Other Securities	605,740	0.1
				1,062,684	0.2
			Qatar: 0.1%
	430,000	#	Nakilat, Inc., 6.067%, 12/31/33	461,175	0.1
			Russia: 0.3%
	300,000	#	Gaz Capital for Gazprom, 8.125%, 07/31/14	324,750	0.1
	816,000		Other Securities	828,310	0.2
				1,153,060	0.3

Principal Amount†				Value	Percentage of Net Assets
			South Africa: 0.2%
	593,000	#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	$524,306	0.1
ZAR	1,000,000		Other Securities	137,444	0.1
				661,750	0.2
			United Arab Emirates: 0.2%
	765,000	#,L	Abu Dhabi National Energy Co., 5.875%, 12/13/21	799,425	0.2
			United Kingdom: 0.5%
	520,000	#	Barclays Bank PLC, 6.050%, 12/04/17	472,598	0.1
	275,000	#	Intelsat Jackson Holdings SA, 7.500%, 04/01/21	278,781	0.1
	463,000	#	Lloyds TSB Bank PLC, 6.500%, 09/14/20	387,906	0.1
EUR	740,000		Other Securities	994,915	0.2
				2,134,200	0.5
			United States: 19.3%
	48,000	#	ABI Escrow Corp., 10.250%, 10/15/18	53,160	0.0
	705,000	#	AES Corp., 7.375%, 07/01/21	763,163	0.2
	740,000	#	AMC Networks, Inc., 7.750%, 07/15/21	808,450	0.2
	705,000	#	Arch Coal, Inc., 7.250%, 06/15/21	727,912	0.2
	2,203,000		AT&T, Inc., 2.500%, 08/15/15	2,283,506	0.5
	530,000	#	Calpine Corp., 7.875%, 07/31/20	573,725	0.1
	180,000	#	Chesapeake Oilfield Operating LLC/ Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	188,100	0.1
	810,000	#	CIT Group, Inc., 7.000%, 05/02/17	810,000	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
7,857,000	#	Citigroup Funding, Inc., 11.000%, 07/27/20	$7,336,867	1.7
825,000		Citigroup, Inc., 6.010%, 01/15/15	862,596	0.2
2,017,000		Comcast Corp., 5.700%, 05/15/18	2,323,598	0.6
500,000	#,L	Delphi Corp., 5.875%, 05/15/19	512,500	0.1
2,079,000		General Electric Capital Corp., 2.250%, 11/09/15	2,090,595	0.5
1,270,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	1,418,910	0.3
1,263,000	#,L	Hyundai Capital America, 4.000%, 06/08/17	1,251,546	0.3
1,760,000		Kellogg Co., 4.000%, 12/15/20	1,865,535	0.5
92	#	Kern River Funding Corp., 4.893%, 04/30/18	100	0.0
681,000		Morgan Stanley, 4.100%, 01/26/15	646,956	0.1
380,000	#	Mylan, Inc./PA, 7.875%, 07/15/20	421,325	0.1
1,422,000		Oracle Corp., 5.375%, 07/15/40	1,735,690	0.4
1,075,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	1,433,588	0.3
365,000	#	Reynolds Group Issuer, Inc., 9.000%, 04/15/19	348,575	0.1
480,000	#	Reynolds Group Issuer, Inc., 9.250%, 05/15/18	462,000	0.1
125,000	#	RSC Equipment Rental, Inc., 10.000%, 07/15/17	146,250	0.0

Principal Amount†			Value	Percentage of Net Assets
255,000	#	Sealed Air Corp., 8.375%, 09/15/21	$283,050	0.1
2,858,000		Time Warner Cable, Inc., 5.875%, 11/15/40	3,098,449	0.7
505,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	492,375	0.1
740,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	780,700	0.2
52,564,426		Other Securities (a),(b)	48,685,138	11.4
			82,404,359	19.3
		Venezuela: 0.5%
2,689,800		Petroleos de Venezuela SA, 8.500%, 11/02/17	2,034,834	0.5
		Total Corporate Bonds/Notes (Cost $135,005,290)	134,301,807	31.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 9.3%
		United States: 9.3%
1,621,820		Banc of America Alternative Loan Trust, 4.750%, 02/25/19	1,658,768	0.4
2,449,626		Banc of America Funding Corp., 5.500%, 02/25/35	2,414,343	0.6
1,865,805		Credit Suisse Mortgage Capital Certificates, 5.589%, 09/15/40	1,891,613	0.5
1,411,166	#	Credit Suisse Mortgage Capital Certificates, 5.358%, 07/27/37	1,450,220	0.3
3,182,884		CW Capital Cobalt Ltd., 5.174%-5.736%, 05/15/46- 08/15/48	3,226,938	0.8

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
500,000	#	DBUBS Mortgage Trust, 5.557%, 11/10/46	$413,434	0.1
223,677	#	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.794%, 01/27/37	101,773	0.0
420,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.389%, 07/15/46	313,583	0.1
3,461,492		JP Morgan Chase Commercial Mortgage Securities Corp., 4.981%-6.288%, 01/15/42- 02/12/51	3,374,919	0.8
1,791,745		JP Morgan Commercial Mortgage Finance Corp., 8.293%-8.434%, 08/15/32	1,833,989	0.4
250,000	#	LB-UBS Commercial Mortgage Trust, 5.750%, 01/15/36	249,050	0.1
3,460,000		LB-UBS Commercial Mortgage Trust, 5.323%-5.890%, 06/15/38- 09/15/45	3,102,105	0.7
470,000		Morgan Stanley Capital I, 5.300%, 06/15/40	359,392	0.1
430,000		Morgan Stanley Capital I, 5.242%, 01/14/42	410,823	0.1
1,280,000	#	Morgan Stanley Capital I, 5.397%, 01/13/41	1,214,633	0.3
1,780,236		Structured Asset Securities Corp., 5.000%, 05/25/35	1,780,638	0.4
1,777,319		Wachovia Bank Commercial Mortgage Trust, 5.735%, 06/15/49	1,822,732	0.4

Principal Amount†				Value	Percentage of Net Assets
	618,000	#	Wachovia Bank Commercial Mortgage Trust, 5.704%, 02/15/35	$610,574	0.1
	980,000		Wachovia Bank Commercial Mortgage Trust, 5.368%-5.383%, 12/15/43- 11/15/48	734,006	0.2
	1,792,581		Wells Fargo Mortgage Backed Securities Trust, 5.500%, 09/25/37	1,799,732	0.4
	1,957,757		Wells Fargo Mortgage- Backed Securities Trust, 5.354%, 08/25/35	1,882,816	0.4
	807,671		Wells Fargo Mortgage- Backed Securities Trust, 2.690%-2.719%, 02/25/35- 10/25/35	713,138	0.2
	9,124,750		Other Securities	8,384,593	1.9
			Total Collateralized Mortgage Obligations (Cost $41,210,438)	39,743,812	9.3
STRUCTURED PRODUCTS: 0.6%
			Brazil: 0.5%
	1,962,500	#	Hallertau SPC 2008-2A - Doux Frangosul S.A. ARGO Avicola Credit Linked Notes, 9.264%, 09/17/13	1,997,825	0.5
			Mexico: 0.1%
MXN	3,258,596		Other Securities	226,170	0.1
			Russia: 0.0%
RUB	41,451,234		Other Securities (b)	162,270	0.0
			United States: 0.0%
	188,988		Other Securities	57,566	0.0
			Total Structured Products (Cost $4,047,595)	2,443,831	0.6

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.0%
			United States: 0.0%
	221,000		Other Securities	$221,214	0.0
			Total Asset- Backed Securities (Cost $193,741)	221,214	0.0
U.S. TREASURY OBLIGATIONS: 10.7%
			U.S. Treasury Bonds: 1.1%
	4,236,000		2.000%, due 11/15/21	4,282,994	1.0
	267,000		3.750%, due 08/15/41	313,308	0.1
				4,596,302	1.1
			U.S. Treasury Notes: 9.6%
	18,113,000	L	0.250%, due 11/30/13	18,120,082	4.3
	9,851,000	L	0.375%, due 11/15/14	9,860,241	2.3
	8,672,000	L	0.875%, due 11/30/16	8,701,138	2.0
	4,298,000		1.375%, due 11/30/18	4,313,447	1.0
				40,994,908	9.6
			Total U.S. Treasury Obligations (Cost $45,445,983)	45,591,210	10.7
FOREIGN GOVERNMENT BONDS: 29.8%
			Argentina: 0.9%
	98,889		Argentina Government International Bond, 04/17/17	84,550	0.0
EUR	1,450,000		Argentina Government International Bond, 4.191%, 12/15/35	193,296	0.1
	2,590,000		Argentina Government International Bond, 7.000%, 10/03/15	2,428,125	0.6
	3,744,244	L	Argentina Government International Bond, — % -8.280%, 12/31/33- 12/15/35	935,342	0.2
				3,641,313	0.9
			Australia: 0.0%
AUD	190,000		Other Securities	213,998	0.0

Principal Amount†				Value	Percentage of Net Assets
			Brazil: 4.7%
BRL	5,953,000		Brazil Notas do Tesouro Nacional Series B, 6.000%, 08/15/16	$7,041,825	1.7
BRL	705,000		Brazil Notas do Tesouro Nacional Series F, 6.000%, 05/15/45	860,184	0.2
BRL	18,816,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	9,403,425	2.2
BRL	1,059,000		Federal Republic of Brazil, 10.125%, 05/15/27	1,757,940	0.4
	770,000		Other Securities	864,325	0.2
				19,927,699	4.7
			Canada: 0.3%
CAD	1,390,000		Other Securities	1,491,450	0.3
			Colombia: 0.5%
	2,058,000		Colombia Government International Bond, 4.375%, 07/12/21	2,222,640	0.5
			France: 4.2%
EUR	4,510,000	L	France Government Bond OAT, 3.250%, 10/25/21	5,876,034	1.4
EUR	8,978,000		French Treasury Note BTAN, 2.500%, 07/25/16	11,903,725	2.8
				17,779,759	4.2
			Germany: 1.6%
EUR	480,000		Bundesrepublik Deutschland, 3.250%, 07/04/42	737,076	0.2
EUR	4,700,000		Bundesrepublik Deutschland, 2.000%, 01/04/22	6,155,519	1.4
				6,892,595	1.6

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Hungary: 0.1%
	587,000		Other Securities (a)	$531,235	0.1
			Indonesia: 0.7%
	2,805,000	#	Indonesia Government International Bond, 4.875%, 05/05/21	3,015,375	0.7
	159,000	#	Republic of Indonesia, 5.875%, 03/13/20	180,862	0.0
				3,196,237	0.7
			Lithuania: 0.2%
	983,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	965,797	0.2
			Mexico: 4.1%
MXN	84,910,000		Mex Bonos De Desarrollo, 10.000%, 11/20/36	7,554,475	1.8
MXN	58,100,000		Mexican Bonos, 7.750%, 05/29/31	4,289,367	1.0
MXN	56,000,000		Mexican Bonos, 8.500%, 11/18/38	4,351,288	1.0
	808,000		Other Securities	1,212,000	0.3
				17,407,130	4.1
			New Zealand: 0.3%
NZD	1,275,000		Other Securities	1,095,170	0.3
			Norway: 0.0%
NOK	415,000		Other Securities	77,143	0.0
			Panama: 0.5%
	1,599,000		Panama Government International Bond, 5.200%-7.125%, 01/30/20- 01/29/26	1,961,833	0.5
			Peru: 1.9%
PEN	13,200,000	#	Peruvian Government International Bond, 8.200%, 08/12/26	5,854,701	1.4

Principal Amount†				Value	Percentage of Net Assets
	1,327,000		Peruvian Government International Bond, 7.350%, 07/21/25	$1,764,910	0.4
	363,000		Other Securities	458,287	0.1
				8,077,898	1.9
			Philippines: 0.8%
	3,036,000		Philippine Government International Bond, 4.000%, 01/15/21	3,127,080	0.7
	279,000		Other Securities	334,451	0.1
				3,461,531	0.8
			Poland: 0.2%
	630,000		Other Securities	653,029	0.2
			Russia: 0.8%
	2,907,053	#	Russia Government Bond, 7.500%, 03/31/30	3,383,082	0.8
			South Africa: 5.4%
ZAR	142,660,103		South Africa Government Bond, 7.250%, 01/15/20	17,017,155	4.0
ZAR	16,220,000		South Africa Government Bond, 10.500%, 12/21/26	2,352,284	0.5
ZAR	16,280,000		South Africa Government Bond, 6.750%- 8.000%, 12/21/18- 03/31/21	1,973,546	0.5
	1,540,000		South Africa Government International Bond, 5.500%, 03/09/20	1,732,500	0.4
				23,075,485	5.4
			South Korea: 0.5%
KRW	2,458,000,000		Korea Treasury Bond, 5.000%, 06/10/20	2,330,180	0.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Turkey: 0.8%
	2,213,000		Turkey Government International Bond, 7.500%, 11/07/19	$2,522,820	0.6
	867,000		Turkey Government International Bond, 5.125%- 7.000%, 03/11/19- 03/25/22	878,202	0.2
				3,401,022	0.8
			Ukraine: 0.2%
	746,000	#	Ukraine Government International Bond, 6.250%, 06/17/16	658,345	0.2
			United Kingdom: 0.2%
GBP	555,000		Other Securities	1,035,737	0.2
			Uruguay: 0.5%
	1,610,000		Uruguay Government International Bond, 6.875%- 7.625%, 09/28/25- 03/21/36	2,171,995	0.5
			Venezuela: 0.4%
	970,000	#	Venezuela Government International Bond, 13.625%, 08/15/18	914,225	0.2
	1,367,800		Other Securities	986,298	0.2
				1,900,523	0.4
			Total Foreign Government Bonds (Cost $129,181,688)	127,552,826	29.8
U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.4%
			Federal Home Loan Mortgage Corporation: 4.0%##
	3,285,000		1.125%, due 07/27/12	3,302,200	0.8
	1,937,328		4.500%, due 02/01/41	2,091,680	0.5
	1,500,000		5.000%, due 02/16/17	1,773,369	0.4

Principal Amount†			Value	Percentage of Net Assets
18,430,796	^,W	0.728%-23.730%, due 05/15/17- 10/15/40	$9,760,366	2.3
8,216		Other Securities	8,219	0.0
			16,935,834	4.0
		Federal National Mortgage Association: 5.7%##
3,030,000		1.125%, due 07/30/12	3,046,710	0.7
2,020,485		5.000%, due 07/25/40	2,153,780	0.5
2,000,000		5.375%, due 06/12/17	2,420,540	0.6
1,628,787		6.500%, due 09/01/36	1,829,644	0.4
31,175,426	^,W	0.694%-26.868%, due 09/01/14- 02/25/44	14,624,694	3.4
2,475,417		Other Securities (c)	421,172	0.1
			24,496,540	5.7
		Government National Mortgage Association: 0.7%
6,976,645	^	4.000%-8.000%, due 01/16/30- 07/20/39	3,228,072	0.7
		Total U.S. Government Agency Obligations (Cost $41,793,569)	44,660,446	10.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.3%
		Canada: 0.0%
182		Other Securities	$2,648	0.0
		United States: 0.3%
58,056		Other Securities (a)	1,442,768	0.3
		Total Common Stock (Cost $1,691,642)	1,445,416	0.3
WARRANTS: —%
		Consumer Discretionary: —%
2,406		Other Securities	—	—
		Total Warrants (Cost $—)	—	—

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.3%
		Options on Currencies: 0.3%
10,700,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.310, Exp. 01/31/12 Counterparty: Deutsche Bank AG	$237,138	0.1
17,100,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.300, Exp. 01/16/12 Counterparty: Deutsche Bank AG	224,368	0.0
26,900,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.300, Exp. 01/16/12 Counterparty: Deutsche Bank AG	352,953	0.1
21,500,000	@	JPY Put vs. USD Call Currency Option, Strike @ 79.800, Exp. 06/01/12 Counterparty: Deutsche Bank AG	251,332	0.1
			1,065,791	0.3
		Total Purchased Options (Cost $1,150,797)	1,065,791	0.3
		Total Long-Term Investments (Cost $399,720,743)	397,026,353	92.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 11.2%
	Securities Lending Collateralcc(1): 6.3%
6,373,139	BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $6,373,181, collateralized by various U.S. Government Agency Obligations, 5.000%-6.000%, Market Value plus accrued interest $6,500,602, due 05/15/24- 04/15/41)	$6,373,139	1.5
6,373,139	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $6,373,223, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $6,500,602, due 06/01/17- 09/01/44)	6,373,139	1.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
6,373,139	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $6,373,195, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $6,500,602, due 01/19/12- 12/20/41)	$6,373,139	1.5
1,341,716	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,341,731, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,368,550, due 06/28/12- 11/01/41)	1,341,716	0.3

Principal Amount†			Value	Percentage of Net Assets
	6,373,139	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $6,373,153, collateralized by various U.S. Government Securities, 1.875%-4.000%, Market Value plus accrued interest $6,500,611, due 02/15/15- 06/30/15)	$6,373,139	1.5
			26,834,272	6.3
		Foreign Government Bonds: 0.8%
KRW	1,046,000,000	Korea Monetary Stabilization Bond, 3.280%, 10/02/12	907,186	0.2
KRW	2,784,000,000	Korea Monetary Stabilization Bond, 3.810%, 08/02/12	2,422,252	0.6
			3,329,438	0.8
Shares			Value	Percentage of Net Assets
		Mutual Funds: 4.1%
	17,645,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $17,645,000)	$17,645,000	4.1
		Total Short-Term Investments (Cost $47,919,938)	47,808,710	11.2
		Total Investments in Securities (Cost $447,640,681)	$444,835,063	104.0
		Liabilities in Excess of Other Assets	(16,956,230)	(4.0)
		Net Assets	$427,878,833	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@  Non-income producing security

&  Payment-in-kind

+  Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

L  Loaned security, a portion or all of the security is on loan at December 31, 2011.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

(b)  The grouping contains securities in default.

(c)  The grouping contains Interest only securities.

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

EUR  EU Euro

GBP  British Pound

KRW  South Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Nuevo Sol

PHP  Philippine Peso

RUB  Russian Ruble

ZAR  South African Rand

Cost for federal income tax purposes is $447,783,505.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$10,622,030
Gross Unrealized Depreciation	(13,570,472)
Net Unrealized Depreciation	$(2,948,442)
Sector Diversification	Percentage of Net Assets
Automobile Asset-Backed Securities	0.0%
Collateralized Mortgage Obligations	9.3
Consumer Discretionary	5.2
Consumer Staples	1.6
Energy	4.8
Federal Home Loan Mortgage Corporation	4.0
Federal National Mortgage Association	5.7
Financials	10.2
Foreign Government Bonds	30.6
Government National Mortgage Association	0.7
Health Care	1.6
Industrials	1.3
Information Technology	1.1
Materials	1.7
Options on Currencies	0.3
Structured Products	0.6
Telecommunications	2.2
U.S. Treasury Bonds	1.1
U.S. Treasury Notes	9.6
Utilities	2.0
Short-Term Investments	10.4
Liabilities in Excess of Other Assets	(4.0)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock
Canada	$2,648	$—	$—	$2,648
United States	753,440	—	689,328	1,442,768
Total Common Stock	756,088	—	689,328	1,445,416
Warrants	—	—	—	—
Purchased Options	—	1,065,791	—	1,065,791
Corporate Bonds/Notes	—	119,524,301	14,777,506	134,301,807
Collateralized Mortgage Obligations	—	39,642,039	101,773	39,743,812
Structured Products	—	—	2,443,831	2,443,831
Short-Term Investments	17,645,000	30,163,710	—	47,808,710
U.S. Treasury Obligations	—	45,591,210	—	45,591,210
Foreign Government Bonds	—	127,552,826	—	127,552,826
Asset-Backed Securities	—	221,214	—	221,214
U.S. Government Agency Obligations	—	44,660,446	—	44,660,446
Total Investments, at value	$18,401,088	$408,421,537	$18,012,438	$444,835,063

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Other Financial Instruments+
Swaps	$354,067	$1,692,256	$—	$2,046,323
Futures	1,919,762	—	—	1,919,762
Forward Foreign Currency Contracts	—	4,529,350	—	4,529,350
Total Assets	$20,674,917	$414,643,143	$18,012,438	$453,330,498
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(5,871,407)	$—	$(5,871,407)
Futures	(1,150,510)	—	—	(1,150,510)
Written Options	—	(371,097)	—	(371,097)
Forward Foreign Currency Contracts	—	(5,679,249)	—	(5,679,249)
Total Liabilities	$(1,150,510)	$(11,921,753)	$—	$(13,072,263)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Common Stock	$746,182	$1,236,380	$(1,278,378)	$—	$526,459	$(541,315)	$—	$—	$689,328
Preferred Stock	623,500	—	(554,625)	—	(170,375)	101,500	—	—	—
Warrants	167,500	—	—	—	—	—	—	(167,500)	—
Corporate Bonds/Notes	619,259	15,924,655	(96,342)	(11,880)	(752,974)	(737,212)	—	(168,000)	14,777,506
Collateralized Mortgage Obligations	67,346	—	(16,918)	1,570	4,136	45,639	—	—	101,773
Foreign Government Bonds	11,787,374	—	(4,690,231)	(15,260)	681,521	(678,592)	—	(7,084,812)	—
Structured Products	5,224,285	—	(2,615,921)	(292,925)	(1,594,010)	1,722,402	—	—	2,443,831
Short-Term Investments	348,512	—	(348,512)	—	(87,128)	87,128	—	—	—
Total Investments, at value	$19,583,958	$17,161,035	$(9,600,927)	$(318,495)	$(1,392,371)	$(450)	$—	$(7,420,312)	$18,012,438
Other Financial Instruments+:
Swaps	392,588	—	(380,897)	7,585	380,897	(400,173)	—	—	—
Total Assets	$19,976,546	$17,161,035	$(9,981,824)	$(310,910)	$(1,011,474)	$(400,623)	$—	$(7,420,312)	$18,012,438
Liabilities Table
Other Financial Instruments+:
Swaps, at value	$(209,794)	$—	$61,236	$(73)	$(61,236)	$209,867	$—	$—	$—
Total Liabilities	$(209,794)	$—	$61,236	$(73)	$(61,236)	$209,867	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ (2,027,107).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Global Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	South African Rand	43,618,968	Buy	01/27/12	$5,420,000	$5,377,334	$(42,666)
Citigroup, Inc.	Swiss Franc	2,381,687	Buy	01/13/12	2,555,036	2,536,195	(18,841)
Citigroup, Inc.	EU Euro	3,278,135	Buy	01/27/12	4,333,000	4,243,508	(89,492)
Citigroup, Inc.	EU Euro	3,292,683	Buy	01/27/12	4,316,000	4,262,340	(53,660)
Citigroup, Inc.	Polish Zloty	24,540,401	Buy	01/27/12	7,144,095	7,092,741	(51,354)
Citigroup, Inc.	Canadian Dollar	6,570,036	Buy	01/27/12	6,440,000	6,445,073	5,073
Citigroup, Inc.	Canadian Dollar	11,576,470	Buy	01/27/12	11,208,951	11,356,284	147,333
Citigroup, Inc.	Japanese Yen	3,852,835,556	Buy	01/27/12	49,495,143	50,077,292	582,149
Credit Suisse First Boston	Singapore Dollar	9,096,579	Buy	01/13/12	7,000,319	7,012,978	12,659
Credit Suisse First Boston	Japanese Yen	830,140,809	Buy	01/27/12	10,739,000	10,789,768	50,768
Deutsche Bank AG	British Pound	1,783,958	Buy	01/13/12	2,792,000	2,770,130	(21,870)
Deutsche Bank AG	Chilean Peso	3,724,551,600	Buy	01/13/12	7,219,522	7,155,087	(64,435)
Deutsche Bank AG	British Pound	1,664,174	Buy	01/13/12	2,597,613	2,584,130	(13,483)
Deutsche Bank AG	EU Euro	2,494,538	Buy	01/27/12	3,254,000	3,229,150	(24,850)
Deutsche Bank AG	Australian Dollar	1,082,434	Buy	01/13/12	1,098,000	1,105,322	7,322
Deutsche Bank AG	EU Euro	1,730,846	Buy	01/27/12	2,260,000	2,240,560	(19,440)
Deutsche Bank AG	Norwegian Krone	5,100,569	Buy	01/27/12	861,000	852,016	(8,984)
Deutsche Bank AG	EU Euro	3,300,996	Buy	01/27/12	4,316,000	4,273,101	(42,899)
Deutsche Bank AG	EU Euro	3,268,654	Buy	01/27/12	4,333,000	4,231,235	(101,765)
Deutsche Bank AG	Israeli New Shekel	15,983,004	Buy	01/27/12	4,236,153	4,191,241	(44,912)
Deutsche Bank AG	Japanese Yen	118,060,677	Buy	01/27/12	1,517,000	1,534,496	17,496
Deutsche Bank AG	Swedish Krona	12,718,263	Buy	01/27/12	1,854,850	1,845,312	(9,538)
Deutsche Bank AG	EU Euro	6,491,697	Buy	01/27/12	8,689,000	8,403,426	(285,574)
Deutsche Bank AG	Japanese Yen	102,537,263	Buy	01/27/12	1,323,000	1,332,730	9,730
Deutsche Bank AG	Japanese Yen	317,398,403	Buy	01/27/12	4,089,000	4,125,391	36,391
Deutsche Bank AG	Mexican Peso	69,257,171	Buy	01/27/12	5,101,667	4,950,869	(150,798)
Deutsche Bank AG	EU Euro	369,657	Buy	01/27/12	493,000	478,517	(14,483)
Deutsche Bank AG	Turkish Lira	9,221,664	Buy	01/27/12	4,906,784	4,837,021	(69,763)
HSBC	British Pound	1,653,912	Buy	01/13/12	2,593,000	2,568,194	(24,806)
HSBC	Brazilian Real	9,074,509	Buy	01/13/12	4,947,933	4,848,774	(99,159)
HSBC	South African Rand	52,988,097	Buy	01/27/12	6,437,000	6,532,358	95,358
HSBC	South African Rand	17,667,589	Buy	01/27/12	2,146,000	2,178,056	32,056
HSBC	Malaysian Ringgit	28,118,169	Buy	01/27/12	8,843,026	8,852,496	9,470
HSBC	EU Euro	7,926,846	Buy	01/27/12	10,705,000	10,261,210	(443,790)
HSBC	Chinese Yuan	46,078,200	Buy	03/02/12	7,245,000	7,313,241	68,241
JPMorgan Chase & Co.	Canadian Dollar	662,713	Buy	01/27/12	649,000	650,108	1,108
JPMorgan Chase & Co.	EU Euro	6,074,127	Buy	01/27/12	7,945,000	7,862,886	(82,114)
JPMorgan Chase & Co.	Japanese Yen	245,887,707	Buy	01/27/12	3,170,000	3,195,929	25,929
JPMorgan Chase & Co.	Canadian Dollar	2,001,024	Buy	01/27/12	1,961,000	1,962,964	1,964
JPMorgan Chase & Co.	Canadian Dollar	2,452,416	Buy	01/27/12	2,414,000	2,405,771	(8,229)
JPMorgan Chase & Co.	Mexican Peso	108,775,364	Buy	01/27/12	7,711,683	7,775,839	64,156
JPMorgan Chase & Co.	New Zealand Dollar	939,176	Buy	01/13/12	708,000	730,342	22,342
Morgan Stanley	Indian Rupee	511,751,567	Buy	01/13/12	9,588,750	9,608,869	20,119
Morgan Stanley	South Korean Won	9,354,153,150	Buy	01/13/12	8,060,451	8,111,847	51,396
Morgan Stanley	Australian Dollar	4,409,151	Buy	01/13/12	4,380,792	4,502,384	121,592
Morgan Stanley	Indonesian Rupiah	69,883,802,205	Buy	01/27/12	7,654,305	7,684,912	30,607
Morgan Stanley	Norwegian Krone	68,629,907	Buy	01/27/12	11,766,388	11,464,161	(302,227)
Morgan Stanley	Russian Ruble	219,033,185	Buy	01/27/12	6,878,967	6,774,650	(104,317)
Morgan Stanley	EU Euro	36,384,465	Buy	01/27/12	48,450,281	47,099,265	(1,351,016)
							$(2,131,206)
Barclays Bank PLC	Norwegian Krone	4,730,972	Sell	01/27/12	787,000	790,277	(3,277)
Barclays Bank PLC	Mexican Peso	69,968,242	Sell	01/27/12	5,105,000	5,001,701	103,299
Citigroup, Inc.	Australian Dollar	11,073,014	Sell	01/13/12	10,975,970	11,307,155	(331,185)
Citigroup, Inc.	Japanese Yen	123,213,304	Sell	01/27/12	1,585,000	1,601,467	(16,467)
Citigroup, Inc.	Czech Koruna	128,382,582	Sell	01/27/12	6,738,263	6,499,287	238,976
Citigroup, Inc.	EU Euro	5,093,995	Sell	01/27/12	6,794,035	6,594,118	199,917
Credit Suisse First Boston	British Pound	5,445,594	Sell	01/13/12	8,453,000	8,455,918	(2,918)
Credit Suisse First Boston	EU Euro	13,830,602	Sell	01/27/12	18,628,342	17,903,554	724,788
Credit Suisse First Boston	Mexican Peso	67,000,000	Sell	01/27/12	4,903,684	4,789,515	114,169
Deutsche Bank AG	New Zealand Dollar	5,683,142	Sell	01/13/12	4,316,000	4,419,444	(103,444)
Deutsche Bank AG	Australian Dollar	4,317,788	Sell	01/13/12	4,333,000	4,409,089	(76,089)
Deutsche Bank AG	Hungarian Forint	363,648,690	Sell	01/13/12	1,574,630	1,491,832	82,798
Deutsche Bank AG	British Pound	995,036	Sell	01/13/12	1,551,000	1,545,091	5,909
Deutsche Bank AG	Norwegian Krone	22,276,894	Sell	01/27/12	3,724,000	3,721,204	2,796
Deutsche Bank AG	EU Euro	1,819,772	Sell	01/27/12	2,428,000	2,355,674	72,326
Deutsche Bank AG	EU Euro	7,956,698	Sell	01/27/12	10,734,000	10,299,853	434,147

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Japanese Yen	175,688,421	Sell	01/27/12	$2,271,000	$2,283,513	$(12,513)
Deutsche Bank AG	EU Euro	1,268,185	Sell	01/27/12	1,704,000	1,641,650	62,350
Deutsche Bank AG	EU Euro	1,275,744	Sell	01/27/12	1,701,000	1,651,435	49,565
HSBC	South Korean Won	5,065,267,770	Sell	01/13/12	4,293,000	4,392,560	(99,560)
HSBC	British Pound	475,196	Sell	01/13/12	737,000	737,884	(884)
HSBC	Indian Rupee	187,892,520	Sell	01/13/12	3,496,000	3,527,951	(31,951)
HSBC	Brazilian Real	16,581,588	Sell	01/13/12	9,021,538	8,860,024	161,514
HSBC	Norwegian Krone	23,667,768	Sell	01/27/12	3,979,000	3,953,540	25,460
HSBC	South African Rand	26,289,045	Sell	01/27/12	3,151,000	3,240,906	(89,906)
HSBC	Colombian Peso	13,202,782,565	Sell	01/27/12	6,824,202	6,841,009	(16,807)
HSBC	Peruvian Nuevo Sol	1,531,939	Sell	01/27/12	565,395	566,722	(1,327)
HSBC	South African Rand	162,292,776	Sell	01/27/12	19,223,308	20,007,409	(784,101)
JPMorgan Chase & Co.	New Zealand Dollar	1,845,774	Sell	01/13/12	1,425,000	1,435,349	(10,349)
JPMorgan Chase & Co.	New Zealand Dollar	1,680,346	Sell	01/13/12	1,267,813	1,306,706	(38,893)
JPMorgan Chase & Co.	Mexican Peso	63,583,250	Sell	01/27/12	4,641,351	4,545,267	96,084
JPMorgan Chase & Co.	Turkish Lira	7,943,950	Sell	01/27/12	4,258,000	4,166,825	91,175
JPMorgan Chase & Co.	South African Rand	35,493,293	Sell	01/27/12	4,301,000	4,375,603	(74,603)
JPMorgan Chase & Co.	EU Euro	795,305	Sell	01/27/12	1,072,000	1,029,513	42,487
JPMorgan Chase & Co.	Canadian Dollar	3,173,183	Sell	01/27/12	3,064,000	3,112,828	(48,828)
JPMorgan Chase & Co.	Japanese Yen	215,646,162	Sell	01/27/12	2,770,000	2,802,865	(32,865)
JPMorgan Chase & Co.	EU Euro	8,038,519	Sell	01/27/12	10,705,000	10,405,769	299,231
Morgan Stanley	Taiwan New Dollar	215,467,784	Sell	01/13/12	7,103,880	7,118,169	(14,289)
Morgan Stanley	Australian Dollar	8,718,057	Sell	01/13/12	8,564,000	8,902,402	(338,402)
Morgan Stanley	EU Euro	5,850,110	Sell	01/27/12	7,882,000	7,572,900	309,100
UBS Warburg LLC	New Zealand Dollar	1,116,359	Sell	01/13/12	862,000	868,126	(6,126)
							$981,307

ING Global Bond Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	23	03/08/12	$3,808,477	$247,669
Australia 10-Year Bond	25	03/15/12	3,040,139	27,476
Australia 3-Year Bond	30	03/15/12	3,324,189	(5,637)
Canada 10-Year Bond	48	03/21/12	6,306,081	50,839
Euro-Bobl 5-Year	77	03/08/12	12,468,090	194,187
Euro-Bund	47	03/08/12	8,457,749	262,513
Short Gilt	84	03/28/12	13,740,403	61,571
U.S. Treasury 10-Year Note	532	03/21/12	69,758,500	563,404
U.S. Treasury 2-Year Note	149	03/30/12	32,861,485	5,363
U.S. Treasury Ultra Long Bond	104	03/21/12	16,659,500	506,740
			$170,424,613	$1,914,125
Short Contracts
Euro-Schatz	201	03/08/12	$28,704,252	$(70,981)
Long Gilt	3	03/28/12	544,866	(7,947)
Medium Gilt	131	03/28/12	23,074,326	(294,447)
U.S. Treasury 5-Year Note	642	03/30/12	79,131,514	(276,291)
U.S. Treasury Long Bond	258	03/21/12	37,361,625	(495,207)
			$168,816,583	$(1,144,873)

ING Global Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on AUD-BBR-BBSW and pay a fixed rate equal to 4.118% Counterparty: UBS Warburg LLC	11/02/13	AUD	54,500,000	$(265,861)	$—	$(265,861)
Receive a floating rate based on AUD-BBR-BBSW and pay a fixed rate equal to 3.670% Counterparty: UBS Warburg LLC	11/22/13	AUD	75,000,000	264,603	—	264,603
Receive a floating rate based on AUD-BBR-BBSW and pay a fixed rate equal to 3.940% Counterparty: UBS Warburg LLC	12/07/14	AUD	72,900,000	36,637	—	36,637

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.675% and pay a floating rate based on AUD-BBR-BBSW Counterparty: UBS Warburg LLC	11/22/21	AUD	36,700,000	$167,521	$—	$167,521
Receive a fixed rate equal to 9.960% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Bank of America	01/02/14	BRL	24,000,000	(75,672)	—	(75,672)
Receive a fixed rate based on the calcuation of U.F.(Unidad de Fomento) 135,053 and pay a floating rate based on the 6-month Tasa Nominal Anual Promedio (TNA) Counterparty: Deutsche Bank AG	08/03/13	CLP	14,911,612,000	354,067	—	354,067
Receive a floating rate based on the 6-month CLP-CHIBNOM and pay a fixed rate equal to 4.990% Counterparty: Deutsche Bank AG	08/03/13	CLP	14,911,612,000	(331,942)	—	(331,942)
Receive a floating rate based on CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.760% Counterparty: Bank of America	12/05/16	CZK	96,000,000	(23,676)	—	(23,676)
Receive a floating rate based on CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.760% Counterparty: Deutsche Bank AG	12/05/16	CZK	96,000,000	(23,676)	—	(23,676)
Receive a floating rate based on CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.755% Counterparty: Deutsche Bank AG	12/12/16	CZK	194,000,000	(44,836)	—	(44,836)
Receive a fixed rate equal to 2.890% and pay a floating rate based on the 3-month ILS-TELBOR Counterparty: Morgan Stanley	09/10/13	ILS	36,600,000	74,261	—	74,261
Receive a floating rate based on the 3-month ILS-TELBOR and pay a fixed rate equal to 3.470% Counterparty: Morgan Stanley	09/08/16	ILS	30,500,000	(127,307)	—	(127,307)
Receive a fixed rate equal to 4.390% and pay a floating rate based on the 3-month ILS-TELBOR Counterparty: Morgan Stanley	09/09/21	ILS	8,300,000	32,745	—	32,745
Receive a fixed rate equal to 7.540% and pay a floating rate based on INR-MIBOR-OIS-COMPOUND Counterparty: Citigroup, Inc.	03/09/13	INR	1,000,000,000	(73,457)	—	(73,457)
Receive a floating rate based on INR-MIBOR-OIS-COMPOUND and pay a fixed rate equal to 8.100% Counterparty: Citigroup, Inc.	03/09/16	INR	420,000,000	(266,308)	—	(266,308)
Receive a floating rate based on the 3-month South Korean Won and pay fixed rate equal to 3.470% Counterparty: Bank of America	10/05/16	KRW	12,000,000,000	(50,591)	—	(50,591)
Receive a floating rate based on the 3-month KRW-CD and pay a fixed rate equal to 3.775% Counterparty: Merrill Lynch	06/24/13	KRW	27,466,100,000	(155,503)	—	(155,503)
Receive a floating rate based on the 3-month KRW-CD and pay a fixed rate equal to 3.830% Counterparty: Merrill Lynch	06/24/13	KRW	18,400,000,000	(116,844)	—	(116,844)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	08/09/13	MXN	129,337,317	(34,934)	—	(34,934)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.580% Counterparty: Deutsche Bank AG	08/05/16	MXN	113,170,152	70,299	—	70,299
Receive a fixed equal to 5.580% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	11/25/16	MXN	135,000,000	(118,552)	—	(118,552)
Receive a fixed rate equal to 6.480% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	07/30/21	MXN	32,334,329	(42,813)	—	(42,813)
Receive a floating rate based on 28-day MXN TIIE-BANXICO and pay a fixed rate equal to 6.920% Counterparty: Goldman Sachs & Co.	11/17/21	MXN	80,000,000	(72,141)	—	(72,141)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.290% Counterparty: Morgan Stanley	09/02/16	MXN	106,000,000	168,202	—	168,202
Receive a fixed rate equal to 6.270% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Morgan Stanley	08/27/21	MXN	61,000,000	(157,470)	—	(157,470)
Receive a floating rate based on 3-month MYR-KLIBOR-BNM and pay a fixed rate equal to 3.030% Counterparty: Deutsche Bank AG	11/22/13	MYR	75,000,000	(3,362)	—	(3,362)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.940% and pay a floating rate based on 6-month PLZ-WIBOR-WIBO Counterparty: Bank of America	12/02/13	PLN	77,000,000	$81,669	$—	$81,669
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 5.095% Counterparty: Bank of America	12/01/16	PLN	33,000,000	(129,892)	—	(129,892)
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 4.770% Counterparty: Deutsche Bank AG	12/27/13	PLN	33,000,000	(6,187)	—	(6,187)
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 4.785% Counterparty: Morgan Stanley	12/12/13	PLN	79,000,000	(20,850)	—	(20,850)
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 4.775% Counterparty: Morgan Stanley	12/27/13	PLN	78,000,000	(16,782)	—	(16,782)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.768% Counterparty: Citigroup, Inc.	02/10/21	USD	20,000,000	(3,114,821)	—	(3,114,821)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.750% Counterparty: Credit Suisse First Boston	09/19/14	USD	44,000,000	68,432	—	68,432
Receive a fixed rate equal to 1.719% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	09/19/17	USD	29,300,000	330,401	—	330,401
Receive a fixed rate equal to 1.721% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	09/19/17	USD	7,900,000	90,018	—	90,018
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.598% Counterparty: Credit Suisse First Boston	09/19/22	USD	3,100,000	(106,341)	—	(106,341)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.585% Counterparty: Credit Suisse First Boston	09/19/22	USD	9,000,000	(298,512)	—	(298,512)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.710% Counterparty: JPMorgan Chase & Co.	09/23/14	USD	40,500,000	96,772	—	96,772
Receive a fixed rate equal to 1.593% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: JPMorgan Chase & Co.	09/23/17	USD	37,200,000	183,574	—	183,574
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.399% Counterparty: JPMorgan Chase & Co.	09/23/22	USD	12,100,000	(193,077)	—	(193,077)
Receive a fixed rate equal to 6.820% and pay a floating rate based on 3-month ZAR-JIBAR-SAFEX Counterparty: Morgan Stanley	11/16/16	ZAR	85,000,000	27,122	—	27,122
				$(3,825,084)	$—	$(3,825,084)

ING Global Bond Portfolio Written OTC Options on December 31, 2011

	# of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options On Currencies
	26,900,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.370	USD01/16/12	$278,419	$(5,947)
	17,100,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.380	USD01/16/12	160,715	(2,111)
	10,700,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.380	USD01/31/12	147,552	(7,321)
	21,500,000	Deutsche Bank AG	USD Put vs. JPY Call Currency Option	75.000	USD06/01/12	402,480	(355,703)
Options On Securities
	3,808,000	JPMorgan Chase & Co.	U.S Treasury 30-Year Bond	93.969	USD01/04/12	1,190	(15)
					Total Written OTC Options	$990,356	$(371,097)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$1,065,791
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	4,529,350
Interest rate contracts	Unrealized appreciation on swap agreements	2,046,323
Interest rate contracts	Net Assets — Unrealized appreciation**	1,919,762
Total Asset Derivatives		$9,561,226
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$5,679,249
Interest rate contracts	Unrealized depreciation on swap agreements	5,871,407
Interest rate contracts	Net Assets — Unrealized depreciation**	1,150,510
Foreign exchange contracts	Written options, at fair value	371,082
Interest rate contracts	Written options, at fair value	15
Total Liability Derivatives		$13,072,263

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(536,764)	$—	$(536,764)
Equity contracts	157,430	—	(117,871)	—	4,975	44,534
Foreign exchange contracts	(8,321,086)	(3,950,421)	—	352,162	8,693,985	(3,225,360)
Interest rate contracts	239,558	—	4,470,009	(6,096,312)	165,890	(1,220,855)
Total	$(7,924,098)	$(3,950,421)	$4,352,138	$(6,280,914)	$8,864,850	$(4,938,445)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(246,154)	$—	$(246,154)
Equity contracts	—	—	—	(194,907)	—	(194,907)
Foreign exchange contracts	104,678	1,083,416	111,573	4,601	618,084	1,922,352
Interest rate contracts	—	—	1,807,862	(3,813,468)	1,175	(2,004,431)
Total	$104,678	$1,083,416	$1,919,435	$(4,249,928)	$619,259	$(523,140)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
VAN KAMPEN COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.4%
		Consumer Discretionary: 15.6%
492,983		Comcast Corp. - Class A	$11,688,627	3.9
180,729	@	General Motors Co.	3,663,377	1.2
125,298		Lowe's Cos., Inc.	3,180,063	1.0
267,941		News Corp. - Class B	4,871,167	1.6
81,130		Time Warner Cable, Inc.	5,157,434	1.7
105,082		Time Warner, Inc.	3,797,664	1.3
163,477		Viacom - Class B	7,423,491	2.5
285,472		Other Securities	7,367,932	2.4
			47,149,755	15.6
		Consumer Staples: 7.7%
145,853		CVS Caremark Corp.	5,947,885	2.0
139,542		Kraft Foods, Inc.	5,213,289	1.7
154,352		Unilever NV ADR	5,305,078	1.8
51,266		Wal-Mart Stores, Inc.	3,063,656	1.0
92,724		Other Securities	3,590,238	1.2
			23,120,146	7.7
		Energy: 11.9%
148,002		BP PLC ADR	6,325,605	2.1
58,296		Chevron Corp.	6,202,694	2.1
173,602		Halliburton Co.	5,991,005	2.0
62,639		Murphy Oil Corp.	3,491,498	1.2
87,489		Royal Dutch Shell PLC - Class A ADR	6,394,571	2.1
285,243	@	Weatherford International Ltd.	4,175,958	1.4
125,163		Other Securities	3,144,275	1.0
			35,725,606	11.9
		Financials: 19.2%
233,724		Allstate Corp.	6,406,375	2.1
468,863		Bank of America Corp.	2,606,878	0.8
222,737		Bank of New York Mellon Corp.	4,434,694	1.5
260,720		Citigroup, Inc.	6,859,543	2.3
228,276		JPMorgan Chase & Co.	7,590,177	2.5
103,045		Metlife, Inc.	3,212,943	1.1
78,145		PNC Financial Services Group, Inc.	4,506,622	1.5
65,554		Travelers Cos., Inc.	3,878,830	1.3
200,019		Wells Fargo & Co.	5,512,524	1.8
533,810		Other Securities	12,988,931	4.3
			57,997,517	19.2
		Health Care: 13.4%
186,547		Bristol-Myers Squibb Co.	6,573,916	2.2
69,953		Cardinal Health, Inc.	2,840,791	0.9

Shares			Value	Percentage of Net Assets
74,356		GlaxoSmithKline PLC ADR	$3,392,864	1.1
157,295		Merck & Co., Inc.	5,930,022	2.0
372,963		Pfizer, Inc.	8,070,919	2.7
60,473		Roche Holding AG ADR ADR	2,573,126	0.8
111,573		UnitedHealth Group, Inc.	5,654,520	1.9
39,620		WellPoint, Inc.	2,624,825	0.9
61,999		Other Securities	2,675,252	0.9
			40,336,235	13.4
		Industrials: 6.1%
246,104		General Electric Co.	4,407,723	1.5
82,126		Honeywell International, Inc.	4,463,548	1.5
160,787		Ingersoll-Rand PLC	4,899,180	1.6
184,044		Other Securities	4,681,917	1.5
			18,452,368	6.1
		Information Technology: 11.0%
168,985		Cisco Systems, Inc.	3,055,249	1.0
201,398	@	Dell, Inc.	2,946,453	1.0
198,489	@	eBay, Inc.	6,020,171	2.0
214,591		Hewlett-Packard Co.	5,527,864	1.8
269,272		Microsoft Corp.	6,990,301	2.3
314,239	@	Yahoo!, Inc.	5,068,675	1.7
117,619		Other Securities	3,419,549	1.2
			33,028,262	11.0
		Materials: 4.0%
303,506		Alcoa, Inc.	2,625,327	0.9
321,793		International Paper Co.	9,525,073	3.1
			12,150,400	4.0
		Telecommunications: 3.7%
108,510		AT&T, Inc.	3,281,342	1.1
121,548		Verizon Communications, Inc.	4,876,506	1.6
112,117		Vodafone Group PLC ADR	3,142,640	1.0
			11,300,488	3.7
		Utilities: 2.8%
78,810		FirstEnergy Corp.	3,491,283	1.1
172,387		PPL Corp.	5,071,625	1.7
			8,562,908	2.8
		Total Common Stock (Cost $256,917,941)	287,823,685	95.4

See Accompanying Notes to Financial Statements

ING INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
VAN KAMPEN COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
7,196,691	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $7,196,691)	$7,196,691	2.4
	Total Short-Term Investments (Cost $7,196,691)	7,196,691	2.4
	Total Investments in Securities (Cost $264,114,632)	$295,020,376	97.8
	Assets in Excess of Other Liabilities	6,500,692	2.2
	Net Assets	$301,521,068	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

  Cost for federal income tax purposes is $296,004,215.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$54,749,626
Gross Unrealized Depreciation	(55,733,465)
Net Unrealized Depreciation	$(983,839)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock*	$287,823,685	$—	$—	$287,823,685
Short-Term Investments	7,196,691	—	—	7,196,691
Total Investments, at value	$295,020,376	$—	$—	$295,020,376

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Short-Term Investments	$773,276	$—	$(773,276)	$—	$(193,319)	$193,319	$—	$—	$—
Total Investments, at value	$773,276	$—	$(773,276)	$—	$(193,319)	$193,319	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ 0 .

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2011

Shares		Value	Percentage of Net Assets
COMMON STOCK: 62.4%
	Consumer Discretionary: 6.4%
444,226	Comcast Corp. - Class A	$10,532,599	1.4
220,808	Home Depot, Inc.	9,282,768	1.2
112,520	Time Warner Cable, Inc.	7,152,897	0.9
263,807	Time Warner, Inc.	9,533,985	1.3
248,654	Viacom - Class B	11,291,378	1.5
57,410	Other Securities	1,035,676	0.1
		48,829,303	6.4
	Consumer Staples: 8.0%
173,803	Archer-Daniels- Midland Co.	4,970,766	0.6
417,622	Avon Products, Inc.	7,295,856	1.0
75,034	Coca-Cola Co.	5,250,129	0.7
140,558	Kraft Foods, Inc.	5,251,247	0.7
197,654	Procter & Gamble Co.	13,185,498	1.7
234,618	Sysco Corp.	6,881,346	0.9
221,600	Unilever NV ADR	7,616,392	1.0
151,901	Walgreen Co.	5,021,847	0.7
76,383	Other Securities	5,490,552	0.7
		60,963,633	8.0
	Energy: 8.7%
181,878	Anadarko Petroleum Corp.	13,882,748	1.8
74,819	Devon Energy Corp.	4,638,778	0.6
79,475	ExxonMobil Corp.	6,736,301	0.9
137,782	Hess Corp.	7,826,017	1.0
55,433	Occidental Petroleum Corp.	5,194,072	0.7
165,044	Royal Dutch Shell PLC - Class A ADR	12,063,066	1.6
137,100	Williams Cos., Inc.	4,527,042	0.6
209,730	Other Securities	11,484,855	1.5
		66,352,879	8.7
	Financials: 11.9%
398,765	Charles Schwab Corp.	4,490,094	0.6
280,805	Citigroup, Inc.	7,387,979	1.0
611,065	JPMorgan Chase & Co.	20,317,911	2.7
499,024	Marsh & McLennan Cos., Inc.	15,779,139	2.1
164,845	PNC Financial Services Group, Inc.	9,506,611	1.2
197,034	Wells Fargo & Co.	5,430,257	0.7
983,017	Other Securities	27,119,621	3.6
		90,031,612	11.9
	Health Care: 8.6%
283,069	Bristol-Myers Squibb Co.	9,975,352	1.3
179,527	Medtronic, Inc.	6,866,908	0.9
258,611	Merck & Co., Inc.	9,749,635	1.3

Shares			Value	Percentage of Net Assets
672,852		Pfizer, Inc.	$14,560,517	1.9
214,750		UnitedHealth Group, Inc.	10,883,530	1.5
339,265		Other Securities	13,021,033	1.7
			65,056,975	8.6
		Industrials: 5.6%
1,230,642		General Electric Co.	22,040,798	2.9
182,714		Ingersoll-Rand PLC	5,567,296	0.8
231,911		Tyco International Ltd.	10,832,563	1.4
106,357		Other Securities	3,702,287	0.5
			42,142,944	5.6
		Information Technology: 7.6%
177,311	@	Amdocs Ltd.	5,058,683	0.7
327,409	@	Dell, Inc.	4,789,994	0.6
398,538	@	eBay, Inc.	12,087,658	1.6
237,102		Hewlett-Packard Co.	6,107,747	0.8
421,114		Microsoft Corp.	10,932,119	1.4
266,215		Western Union Co.	4,861,086	0.6
1,256,642		Other Securities	14,109,435	1.9
			57,946,722	7.6
		Materials: 0.7%
62,027		PPG Industries, Inc.	5,178,634	0.7
		Telecommunications: 2.2%
170,511		Verizon Communications, Inc.	6,840,901	0.9
344,760		Vodafone Group PLC ADR	9,663,623	1.3
			16,504,524	2.2
		Utilities: 2.7%
204,641		American Electric Power Co., Inc.	8,453,720	1.1
107,325		Edison International	4,443,255	0.6
103,477		FirstEnergy Corp.	4,584,031	0.6
43,112		Other Securities	3,149,331	0.4
			20,630,337	2.7
		Total Common Stock (Cost $419,337,327)	473,637,563	62.4
EXCHANGE-TRADED FUNDS: 0.1%
66,540		Other Securities	1,137,834	0.1
		Total Exchange-Traded Funds (Cost $1,125,092)	1,137,834	0.1
PREFERRED STOCK: 1.7%
		Consumer Discretionary: 0.1%
7,890		Other Securities	458,113	0.1

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Energy: 0.5%
88,000		Other Securities	$4,051,520	0.5
		Financials: 0.5%
35,144		Other Securities	3,712,612	0.5
		Health Care: 0.4%
32,051		Other Securities	2,816,565	0.4
		Industrials: 0.2%
179,631	#	Swift Mandatory Common Exchange Security Trust	1,583,663	0.2
		Total Preferred Stock (Cost $11,990,278)	12,622,473	1.7
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 20.4%
		Consumer Discretionary: 3.2%
60,000	#	Cox Communications, Inc., 8.375%, 03/01/39	$80,460	0.0
2,575,000	#	Gaylord Entertainment Co., 3.750%, 10/01/14	2,877,562	0.4
555,000	#	Tupperware Brands Corp., 4.750%, 06/01/21	556,942	0.1
19,449,100		Other Securities	20,810,609	2.7
			24,325,573	3.2
		Consumer Staples: 0.5%
66,995	#	CVS Lease Pass-through, 8.353%, 07/10/31	82,206	0.0
415,000	#	FBG Finance Ltd., 5.125%, 06/15/15	452,080	0.1
295,000	#	Grupo Bimbo S.A.B de CV, 4.875%, 06/30/20	313,595	0.0
2,508,653		Other Securities	2,846,026	0.4
			3,693,907	0.5
		Energy: 0.5%
735,000	#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	649,856	0.1
3,000,000		Other Securities	3,249,488	0.4
			3,899,344	0.5
		Financials: 5.9%
290,000	#	Abbey National Treasury Services PLC/London, 3.875%, 11/10/14	272,383	0.0
430,000	#	BPCE S.A., 2.375%, 10/04/13	416,652	0.1

Principal Amount†			Value	Percentage of Net Assets
345,000		Citigroup, Inc., 8.500%, 05/22/19	$406,553	0.1
385,000	#	Commonwealth Bank of Australia, 5.000%, 10/15/19	408,835	0.1
1,065,000	#	Dexus Diversified Trust / Dexus Office Trust, 5.600%, 03/15/21	1,083,816	0.1
225,000	#	ERAC USA Finance LLC, 2.750%, 07/01/13	228,906	0.0
4,950,000		General Electric Capital Corp., 2.625%, 12/28/12	5,069,914	0.7
4,011,000	#	Goldman Sachs Group, Inc., 1.000%, 03/15/17	3,559,061	0.5
465,000	#	HBOS PLC, 6.750%, 05/21/18	373,196	0.0
450,000	#	HSBC Bank PLC, 4.125%, 08/12/20	444,681	0.1
170,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	169,855	0.0
1,115,000		JPMorgan Chase & Co., 4.400%-6.000%, 01/15/18-07/22/20	1,213,241	0.2
165,000	#	Lloyds TSB Bank PLC, 5.800%, 01/13/20	156,844	0.0
205,000	#	National Australia Bank Ltd., 3.750%, 03/02/15	211,739	0.0
570,000	#	Nationwide Building Society, 6.250%, 02/25/20	566,256	0.1
290,000	#	Nordea Bank AB, 4.875%, 01/27/20	298,207	0.0
225,000	#	Pacific LifeCorp, 6.000%, 02/10/20	239,777	0.0
590,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/ Netherlands, 4.750%, 01/15/20	628,346	0.1
200,000	#	Santander US Debt S.A. Unipersonal, 3.724%, 01/20/15	181,755	0.0
775,000	#	Societe Generale, 2.500%, 01/15/14	718,065	0.1
100,000	#	Standard Chartered Bank, 6.400%, 09/26/17	103,091	0.0
315,000	#	Standard Chartered PLC, 3.850%, 04/27/15	317,330	0.0
300,000	#	WEA Finance LLC, 7.125%, 04/15/18	335,630	0.0
570,000		Wells Fargo & Co., 5.625%, 12/11/17	650,528	0.1
26,845,000		Other Securities	26,971,346	3.6
			45,026,007	5.9

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Health Care: 4.0%
5,261,000		Gilead Sciences, Inc., 1.625%, 05/01/16	$6,017,269	0.8
22,476,000		Other Securities	24,160,287	3.2
			30,177,556	4.0
		Industrials: 0.6%
285,000		General Electric Co., 5.250%, 12/06/17	327,619	0.0
5,790,249		Other Securities	4,472,709	0.6
			4,800,328	0.6
		Information Technology: 2.9%
1,927,000	#	Linear Technology Corp., 3.000%, 05/01/27	1,977,584	0.3
1,721,000	#	Micron Technology, Inc., 1.500%, 08/01/31	1,553,202	0.2
1,141,000	#	Novellus Systems, Inc., 2.625%, 05/15/41	1,372,053	0.2
6,649,000		SanDisk Corp., 1.000%, 05/15/13	6,507,709	0.8
1,466,000	#	Xilinx, Inc., 3.125%, 03/15/37	1,671,240	0.2
9,145,000		Other Securities	8,815,611	1.2
			21,897,399	2.9
		Materials: 0.7%
300,000	#	Anglo American Capital PLC, 9.375%, 04/08/19	382,149	0.1
4,520,000		Other Securities	4,840,168	0.6
			5,222,317	0.7
		Telecommunications: 1.6%
2,081,000	#	Ciena Corp., 4.000%, 03/15/15	2,054,988	0.3
345,000	#	Crown Castle Towers LLC, 3.214%, 08/15/15	349,212	0.0
2,000,000	#	JDS Uniphase Corp., 1.000%, 05/15/26	1,965,332	0.3
6,612,000		Other Securities	7,527,888	1.0
			11,897,420	1.6
		Utilities: 0.5%
150,000	#	EDF S.A., 4.600%, 01/27/20	153,518	0.0
425,000	#	Enel Finance International S.A., 5.125%, 10/07/19	380,144	0.1
550,407		Other Securities	3,251,030	0.4
			3,784,692	0.5
		Total Corporate Bonds/Notes (Cost $147,982,490)	154,724,543	20.4

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
350,000	#	GE Dealer Floorplan Master Note Trust, 1.828%, 10/20/14	$353,089	0.1
		Total Collateralized Mortgage Obligations (Cost $350,000)	353,089	0.1
MUNICIPAL BONDS: 0.1%
		California: 0.0%
150,000		Other Securities	169,005	0.0
		Georgia: 0.1%
500,000		Other Securities	516,744	0.1
		Texas: 0.0%
230,000		Other Securities	267,754	0.0
		Total Municipal Bonds (Cost $884,549)	953,503	0.1
ASSET-BACKED SECURITIES: 0.0%
		Automobile Asset-Backed Securities: 0.0%
71,679	#	ARI Fleet Lease Trust, 1.728%, 08/15/18	71,689	0.0
		Total Asset-Backed Securities (Cost $71,679)	71,689	0.0
U.S. TREASURY OBLIGATIONS: 7.7%
		U.S. Treasury Bonds: 5.6%
19,000,000		1.000%, due 04/30/12	19,062,339	2.5
19,156,000		1.750%-6.875%, due 08/15/12-11/15/40	21,761,089	2.8
2,000,000		Other Securities	2,152,812	0.3
			42,976,240	5.6
		U.S. Treasury Notes: 2.1%
10,000,000		2.750%, due 10/31/13	10,455,470	1.4
5,010,000		1.875%-2.375%, due 04/30/14-11/30/14	5,258,731	0.7
			15,714,201	2.1
		Total U.S. Treasury Obligations (Cost $54,893,772)	58,690,441	7.7
U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.0%
		Federal Home Loan Mortgage Corporation: 0.5%##
2,950,000		Other Securities	3,480,901	0.5
		Federal National Mortgage Association: 0.5%##
3,045,000		Other Securities	3,766,756	0.5
		Total U.S. Government Agency Obligations (Cost $6,435,254)	7,247,657	1.0

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: 0.2%
1,455,000	Other Securities	$1,633,943	0.2
	Total Foreign Government Bonds (Cost $1,510,176)	1,633,943	0.2
	Total Long-Term Investments (Cost $644,580,617)	711,072,735	93.7
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.9%
	Mutual Funds: 5.9%
44,996,916	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $44,996,916)	$44,996,916	5.9
	Total Short-Term Investments (Cost $44,996,916)	44,996,916	5.9
	Total Investments in Securities (Cost $689,577,533)	$756,069,651	99.6
	Assets in Excess of Other Liabilities	3,338,940	0.4
	Net Assets	$759,408,591	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or inaggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@  Non-income producing security

ADR  American Depositary Receipt

  Cost for federal income tax purposes is $690,883,493.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$93,350,730
Gross Unrealized Depreciation	(28,164,572)
Net Unrealized Appreciation	$65,186,158

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$48,829,303	$—	$—	$48,829,303
Consumer Staples	60,963,633	—	—	60,963,633
Energy	66,352,879	—	—	66,352,879
Financials	90,031,612	—	—	90,031,612
Health Care	65,056,975	—	—	65,056,975
Industrials	42,142,944	—	—	42,142,944
Information Technology	55,879,292	2,067,430	—	57,946,722
Materials	5,178,634	—	—	5,178,634
Telecommunications	16,504,524	—	—	16,504,524
Utilities	20,630,337	—	—	20,630,337
Total Common Stock	471,570,133	2,067,430	—	473,637,563
Exchange-Traded Funds	1,137,834	—	—	1,137,834
Preferred Stock	3,712,612	8,909,861	—	12,622,473
Corporate Bonds/Notes	—	151,165,482	3,559,061	154,724,543
Collateralized Mortgage Obligations	—	353,089	—	353,089
Municipal Bonds	—	953,503	—	953,503
U.S. Treasury Obligations	—	58,690,441	—	58,690,441
U.S. Government Agency Obligations	—	7,247,657	—	7,247,657
Short-Term Investments	44,996,916	—	—	44,996,916
Foreign Government Bonds	—	1,633,943	—	1,633,943
Asset-Backed Securities	—	71,689	—	71,689
Total Investments, at value	$521,417,495	$231,093,095	$3,559,061	$756,069,651
Other Financial Instruments+
Forward Foreign Currency Contracts	—	668,565	—	668,565
Total Assets	$521,417,495	$231,761,660	$3,559,061	$756,738,216

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Corporate Bonds/Notes	$3,981,720	$—	$—	$—	$—	$(422,659)	$—	$—	$3,559,061
Total Investments, at value	$3,981,720	$—	$—	$—	$—	$(422,659)	$—	$—	$3,559,061

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(422,659).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Invesco Van Kampen Equity and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon Corp.	EU Euro	8,949,044	Sell	01/12/12	$12,037,538	$11,583,233	$454,305
State Street Bank	EU Euro	3,136,624	Sell	01/12/12	4,219,763	4,059,903	159,860
State Street Bank	British Pound	4,401,087	Sell	01/12/12	6,888,471	6,834,071	54,400
							$668,565

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$668,565
Total Asset Derivatives		$668,565

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$834,114
Total	$834,114
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$668,565
Total	$668,565

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING JPMORGAN   SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Consumer Discretionary: 18.8%
10,950	@	Autozone, Inc.	$3,558,421	1.1
127,800		CBS Corp. - Class B	3,468,492	1.0
77,553		Darden Restaurants, Inc.	3,534,866	1.0
53,700		Genuine Parts Co.	3,286,440	1.0
70,600		Kohl's Corp.	3,484,110	1.0
139,906		Marriott International, Inc.	4,081,058	1.2
70,400		TJX Cos., Inc.	4,544,320	1.4
1,141,426		Other Securities	36,956,111	11.1
			62,913,818	18.8
		Consumer Staples: 6.3%
89,700		Beam, Inc.	4,595,331	1.4
45,400		JM Smucker Co.	3,548,918	1.1
48,600	@	Ralcorp Holdings, Inc.	4,155,300	1.2
143,675		Other Securities	8,752,918	2.6
			21,052,467	6.3
		Energy: 4.8%
66,900		Devon Energy Corp.	4,147,800	1.2
161,797		Williams Cos., Inc.	5,342,537	1.6
191,500		Other Securities	6,565,247	2.0
			16,055,584	4.8
		Financials: 23.4%
105,700		Ameriprise Financial, Inc.	5,246,948	1.6
273,000		Fifth Third Bancorp.	3,472,560	1.0
155,100		Loews Corp.	5,839,515	1.7
52,361		M&T Bank Corp.	3,997,239	1.2
126,000		Marsh & McLennan Cos., Inc.	3,984,120	1.2
61,600		T. Rowe Price Group, Inc.	3,508,120	1.1
70,700		Transatlantic Holdings, Inc.	3,869,411	1.2
138,300		WR Berkley Corp.	4,756,137	1.4
174,100		XL Group PLC	3,441,957	1.0
1,931,431		Other Securities	40,098,964	12.0
			78,214,971	23.4
		Health Care: 6.2%
107,380		AmerisourceBergen Corp.	3,993,462	1.2
41,700		Humana, Inc.	3,653,337	1.1
174,700		Lincare Holdings, Inc.	4,491,537	1.4
222,600		Other Securities	8,441,822	2.5
			20,580,158	6.2

Shares			Value	Percentage of Net Assets
		Industrials: 8.8%
81,400		Ametek, Inc.	$3,426,940	1.0
77,400		Carlisle Cos., Inc.	3,428,820	1.0
64,079		Cooper Industries PLC	3,469,878	1.0
65,200		Regal-Beloit Corp.	3,323,244	1.0
237,917		Republic Services, Inc.	6,554,613	2.0
65,041		Snap-On, Inc.	3,292,376	1.0
178,000		Other Securities	6,044,901	1.8
			29,540,772	8.8
		Information Technology: 6.5%
87,100		Amphenol Corp.	3,953,469	1.2
94,600		Analog Devices, Inc.	3,384,788	1.0
90,700	@	Arrow Electronics, Inc.	3,393,087	1.0
117,800		Jack Henry & Associates, Inc.	3,959,258	1.2
127,000	@	Synopsys, Inc.	3,454,400	1.0
115,430	@	TE Connectivity Ltd.	3,556,398	1.1
			21,701,400	6.5
		Materials: 7.3%
64,708		Albemarle Corp.	3,333,109	1.0
138,000		Ball Corp.	4,927,980	1.5
40,300		Sherwin-Williams Co.	3,597,581	1.1
54,400		Sigma-Aldrich Corp.	3,397,824	1.0
89,200		Silgan Holdings, Inc.	3,446,688	1.0
84,820		Other Securities	5,634,316	1.7
			24,337,498	7.3
		Telecommunications: 1.4%
152,887		Other Securities	4,490,505	1.4
		Utilities: 13.5%
257,900		CMS Energy Corp.	5,694,432	1.7
121,300		Energen Corp.	6,065,000	1.8
78,200		NSTAR	3,672,272	1.1
200,100		NV Energy, Inc.	3,271,635	1.0
53,800		Oneok, Inc.	4,663,922	1.4
73,300		Sempra Energy	4,031,500	1.2
153,400		Westar Energy, Inc.	4,414,852	1.3
122,900		Wisconsin Energy Corp.	4,296,584	1.3
187,900		Xcel Energy, Inc.	5,193,556	1.6
150,600		Other Securities	3,832,544	1.1
			45,136,297	13.5
		Total Common Stock (Cost $286,169,469)	324,023,470	97.0

See Accompanying Notes to Financial Statements

ING JPMORGAN   SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Mutual Funds: 3.1%
10,315,919	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $10,315,919)	$10,315,919	3.1
	Total Short-Term Investments (Cost $10,315,919)	10,315,919	3.1
	Total Investments in Securities (Cost $296,485,388)	$334,339,389	100.1
	Liabilities in Excess of Other Assets	(174,855)	(0.1)
	Net Assets	$334,164,534	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

  Cost for federal income tax purposes is $301,250,791.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$49,962,245
Gross Unrealized Depreciation	(16,873,647)
Net Unrealized Appreciation	$33,088,598

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock*	$324,023,470	$—	$—	$324,023,470
Short-Term Investments	10,315,919	—	—	10,315,919
Total Investments, at value	$334,339,389	$—	$—	$334,339,389

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Short-Term Investments	$452,732	$—	$(452,732)	$—	$(113,183)	$113,183	$—	$—	$—
Total Investments, at value	$452,732	$—	$(452,732)	$—	$(113,183)	$113,183	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ 0 .

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Argentina: 0.3%
103,180		Other Securities	$3,578,282	0.3
		Brazil: 4.0%
2,730,200		BM&F Bovespa S.A.	14,344,436	1.0
537,400		Cia de Bebidas das Americas ADR	19,394,766	1.3
555,480		Embraer SA ADR	14,009,206	0.9
967,650		Other Securities	11,562,345	0.8
			59,310,753	4.0
		Denmark: 0.6%
123,462		Other Securities	8,693,398	0.6
		Finland: 0.7%
492,816		Other Securities	10,495,997	0.7
		France: 5.6%
173,158	L	LVMH Moet Hennessy Louis Vuitton S.A.	24,391,785	1.7
259,604		Technip S.A.	24,337,802	1.6
339,224		Total S.A.	17,309,844	1.2
267,900		Other Securities	16,818,394	1.1
			82,857,825	5.6
		Germany: 9.5%
195,104		Allianz AG	18,633,202	1.3
277,612		Bayer AG	17,729,214	1.2
481,494		Bayerische Motoren Werke AG	22,732,944	1.6
567,667		SAP AG	30,024,771	2.0
403,847		Siemens AG	38,638,317	2.6
75,982		Other Securities	11,291,846	0.8
			139,050,294	9.5
		India: 2.0%
348,113		Infosys Technologies Ltd.	18,118,550	1.2
5,844,413		Other Securities	10,848,660	0.8
			28,967,210	2.0
		Ireland: 0.6%
435,880		Other Securities	8,617,348	0.6
		Italy: 1.5%
909,026		Other Securities (a)	21,849,302	1.5
		Japan: 9.3%
3,005		KDDI Corp.	19,299,023	1.3
60,683		Keyence Corp.	14,627,015	1.0

Shares		Value	Percentage of Net Assets
337,700	Murata Manufacturing Co., Ltd.	$17,294,200	1.2
2,160,741	Other Securities	85,577,477	5.8
		136,797,715	9.3
	Mexico: 3.4%
3,426,602	Fomento Economico Mexicano SA de CV ADR	23,948,669	1.6
822,734	Grupo Televisa SAB ADR	17,326,778	1.2
1,452,967	Other Securities	9,162,583	0.6
		50,438,030	3.4
	Netherlands: 2.6%
884,143	European Aeronautic Defence and Space Co. NV	27,531,307	1.9
523,829	Other Securities	10,990,797	0.7
		38,522,104	2.6
	South Korea: 0.6%
38,066	Other Securities	9,204,758	0.6
	Spain: 2.7%
2,099,262	Banco Bilbao Vizcaya Argentaria S.A.	18,083,426	1.2
270,871	Inditex S.A.	22,112,474	1.5
		40,195,900	2.7
	Sweden: 6.5%
932,753	Assa Abloy AB	23,324,103	1.6
5,724,696	Telefonaktiebolaget LM Ericsson	58,051,930	3.9
787,476	Investor AB	14,646,059	1.0
		96,022,092	6.5
	Switzerland: 5.5%
778,875	Credit Suisse Group	18,255,410	1.2
332,040	Nestle S.A.	19,066,907	1.3
1,686,609	UBS AG - Reg	20,007,713	1.4
376,712	Other Securities	22,916,568	1.6
		80,246,598	5.5
	Taiwan: 1.2%
7,235,111	Taiwan Semiconductor Manufacturing Co., Ltd.	18,077,646	1.2
	United Kingdom: 3.0%
1,636,216	Prudential PLC	16,188,875	1.1
711,907	Unilever PLC	23,872,975	1.6
1,178,830	Other Securities	4,580,895	0.3
		44,642,745	3.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets
		United States: 39.1%
244,950		3M Co.	$20,019,764	1.4
625,593	@	Adobe Systems, Inc.	17,685,514	1.2
646,260		Aetna, Inc.	27,265,709	1.9
880,300		Altera Corp.	32,659,130	2.2
219,920		Amgen, Inc.	14,121,063	1.0
264,790		Automatic Data Processing, Inc.	14,301,308	1.0
693,410		Carnival Corp.	22,632,902	1.5
292,420		Colgate-Palmolive Co.	27,016,684	1.8
1,528,770	@	eBay, Inc.	46,367,594	3.2
161,640		Goldman Sachs Group, Inc.	14,617,105	1.0
31,220	@	Google, Inc. - Class A	20,164,998	1.4
595,950		Intuit, Inc.	31,341,011	2.1
791,740	@	Juniper Networks, Inc.	16,159,413	1.1
902,530		Maxim Integrated Products	23,501,881	1.6
328,160		McDonald's Corp.	32,924,293	2.2
396,090		McGraw-Hill Cos., Inc.	17,812,167	1.2
880,900		Microsoft Corp.	22,868,164	1.6
402,300		Tiffany & Co.	26,656,398	1.8
682,060		Walt Disney Co.	25,577,250	1.7
410,430		WellPoint, Inc.	27,190,988	1.8
336,920		Zimmer Holdings, Inc.	17,998,266	1.2
3,297,820		Other Securities (a)	76,875,193	5.2
			575,756,795	39.1
	Total Common Stock	(Cost $1,309,918,679)	1,453,324,792	98.7
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
		Securities Lending Collateralcc(1): 0.6%
1,951,685		Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,951,702, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,990,719, due 01/19/12-12/20/41)	$1,951,685	0.1

Principal Amount†		Value	Percentage of Net Assets
1,951,685	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,951,702, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,990,719, due 06/28/12-11/01/41)	$1,951,685	0.1
1,951,685	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,951,706, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $1,990,719, due 04/01/20-12/01/48)	1,951,685	0.2
1,951,685	Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,951,702, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $1,990,719, due 11/15/12-10/01/44)	1,951,685	0.2
410,881	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $410,881, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $419,099, due 08/15/12-11/15/40)	410,881	0.0
		8,217,621	0.6

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
14,603,441	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $14,603,441)	$14,603,441	1.0
	Total Short-Term Investments (Cost $22,821,062)	22,821,062	1.6
	Total Investments in Securities (Cost $1,332,739,741)	$1,476,145,854	100.3
	Liabilities in Excess of Other Assets	(4,033,568)	(0.3)
	Net Assets	$1,472,112,286	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

  Cost for federal income tax purposes is $1,349,564,798.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$271,258,590
Gross Unrealized Depreciation	(144,677,534)
Net Unrealized Appreciation	$126,581,056
Sector Diversification	Percentage of Net Assets
Consumer Discretionary	17.9%
Consumer Staples	9.4
Energy	3.9
Financials	13.9
Health Care	10.3
Industrials	12.3
Information Technology	28.2
Materials	0.8
Telecommunications	1.3
Utilities	0.7
Short-Term Investments	1.6
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock
Argentina	$3,578,282	$—	$—	$3,578,282
Brazil	52,756,289	6,554,464	—	59,310,753
Denmark	—	8,693,398	—	8,693,398
Finland	—	10,495,997	—	10,495,997
France	—	82,857,825	—	82,857,825
Germany	—	139,050,294	—	139,050,294
India	—	28,967,210	—	28,967,210
Ireland	8,617,348	—	—	8,617,348
Italy	—	21,849,302	—	21,849,302
Japan	—	136,797,715	—	136,797,715
Mexico	50,438,030	—	—	50,438,030
Netherlands	—	38,522,104	—	38,522,104
South Korea	—	9,204,758	—	9,204,758
Spain	—	40,195,900	—	40,195,900
Sweden	—	96,022,092	—	96,022,092
Switzerland	11,979,177	68,267,421	—	80,246,598
Taiwan	—	18,077,646	—	18,077,646
United Kingdom	—	44,642,745	—	44,642,745
United States	575,756,795	—	—	575,756,795
Total Common Stock	703,125,921	750,198,871	—	1,453,324,792
Short-Term Investments	14,603,441	8,217,621	—	22,821,062
Total Investments, at value	$717,729,362	$758,416,492	$—	$1,476,145,854

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Short-Term Investments	$3,056,680	$—	$(3,056,680)	$—	$(764,170)	$764,170	$—	$—	$—
Total Investments, at value	$3,056,680	$—	$(3,056,680)	$—	$(764,170)	$764,170	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ 0 .

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 29.9%
			Consumer Discretionary: 0.2%
	2,197,074		Other Securities	$2,217,804	0.2
			Consumer Staples: 0.6%
	6,000,000		Anheuser-Busch InBev Worldwide, Inc., 4.125%- 5.375%, 01/15/15- 01/15/20	6,760,371	0.6
	700,000		Other Securities	831,788	0.0
				7,592,159	0.6
			Energy: 2.2%
	6,910,000	Z	British Transco International Finance, 11/04/21	4,668,589	0.4
	200,000	#,L	ENN Energy Holdings Ltd., 6.000%, 05/13/21	180,852	0.0
	300,000	#	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 06/30/21	310,500	0.0
	3,800,000		Petroleos Mexicanos, 6.000%-8.000%, 05/03/19- 03/05/20	4,581,140	0.4
	15,175,089		Other Securities (a)	16,085,626	1.4
				25,826,707	2.2
			Financials: 21.7%
EUR	6,100,000		American General Finance Corp., 4.125%, 11/29/13	6,303,183	0.6
	300,000		American General Finance Corp., 4.875%, 07/15/12	288,750	0.0
CAD	1,000,000		American International Group, Inc., 4.900%, 06/02/14	975,460	0.1
	3,300,000		American International Group, Inc., 5.850%, 01/16/18	3,234,723	0.3

Principal Amount†			Value	Percentage of Net Assets
800,000	#	ANZ National International Ltd., 6.200%, 07/19/13	$849,266	0.1
700,000	#	Banco Santander Brazil SA/ Cayman Islands, 2.659%, 03/18/14	667,301	0.1
5,600,000		Bank of America Corp., 0.787%- 6.500%, 08/01/16- 12/01/17	5,520,623	0.5
300,000	#	Bank of China Hong Kong Ltd., 5.550%, 02/11/20	311,818	0.0
600,000	#	Bank of Montreal, 2.850%, 06/09/15	622,544	0.1
800,000	#,L	Bank of Nova Scotia, 1.650%, 10/29/15	799,913	0.1
4,100,000		Barclays Bank PLC, 5.450%, 09/12/12	4,189,425	0.4
700,000	#	Barclays Bank PLC, 6.050%, 12/04/17	636,189	0.0
1,200,000	#	BBVA Bancomer SA/Texas, 6.500%, 03/10/21	1,162,500	0.1
2,200,000	#	BNP Paribas, 5.186%, 06/29/49	1,474,000	0.1
300,000	#	BPCE S.A., 2.375%, 10/04/13	290,688	0.0
300,000	#	CIT Group, Inc., 5.250%, 04/01/14	300,375	0.0
7,700,000		Citigroup, Inc., 5.000%, 09/15/14	7,626,450	0.7
8,400,000		Citigroup, Inc., 5.300%-8.500%, 08/27/12- 05/22/19	8,680,577	0.7
6,300,000	#	Commonwealth Bank of Australia, 1.000%, 07/12/13	6,299,899	0.5
1,100,000	#	Commonwealth Bank of Australia, 6.024%, 03/29/49	1,017,979	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Financials (continued)
	700,000	#	Corp. Nacional del Cobre de Chile - CODELCO, 7.500%, 01/15/19	$894,790	0.1
	5,700,000	#	Credit Agricole S.A., 8.375%, 12/13/49	4,303,500	0.4
	3,300,000	#	Dexia Credit Local, 0.908%, 04/29/14	2,995,799	0.3
	11,900,000	#	FIH Erhvervsbank A/S, 0.912%, 06/13/13	11,893,693	1.0
EUR	4,800,000		General Electric Capital Corp., 5.500%, 09/15/67	4,907,785	0.4
	1,700,000		General Electric Capital Corp., 5.875%-6.875%, 01/14/38- 01/10/39	1,915,160	0.2
EUR	5,500,000		Goldman Sachs Group, Inc., 1.884%, 02/04/13	6,830,898	0.6
	6,050,000		Goldman Sachs Group, Inc., 5.950%-6.750%, 09/01/17- 10/01/37	5,953,457	0.5
	10,900,000		HSBC Holdings PLC, 5.100%, 04/05/21	11,599,420	1.0
	4,800,000	#	ICICI Bank Ltd../Dubai, 4.750%, 11/25/16	4,585,656	0.4
	700,000	#	International Lease Finance Corp., 6.750%, 09/01/16	721,000	0.1
	5,800,000		International Lease Finance Corp., 5.300%- 5.750%, 02/15/12- 05/15/16	5,791,650	0.5
	1,200,000		Lloyds TSB Bank PLC, 4.875%, 01/21/16	1,170,770	0.1
	6,700,000	#	Lloyds TSB Bank PLC, 5.800%, 01/13/20	6,368,819	0.5
	3,000,000	#	Macquarie Group Ltd., 7.300%, 08/01/14	3,125,496	0.3

Principal Amount†				Value	Percentage of Net Assets
GBP	600,000		Merrill Lynch & Co., Inc., 1.201%, 02/21/12	$927,653	0.1
	8,000,000		Merrill Lynch & Co., Inc., 5.450%, 02/05/13	8,060,936	0.7
	3,300,000	L	Merrill Lynch & Co., Inc., 0.757%- 6.875%, 06/05/12- 04/25/18	3,258,709	0.2
	500,000	#	Monumental Global Funding Ltd., 5.500%, 04/22/13	520,896	0.0
	2,400,000		Morgan Stanley, 5.950%-6.250%, 08/28/17- 12/28/17	2,331,348	0.2
	500,000	#	National Bank of Canada, 2.200%, 10/19/16	504,825	0.0
	1,400,000	#	Nationwide Building Society, 6.250%, 02/25/20	1,390,803	0.1
	4,800,000		Nomura Holdings, Inc., 6.700%, 03/04/20	5,060,458	0.4
	300,000	#	Nordea Bank AB, 2.125%, 01/14/14	294,397	0.0
CAD	1,700,000		Province of Ontario Canada, 4.000%, 06/02/21	1,833,881	0.2
CAD	7,900,000		Province of Ontario Canada, 4.700%, 06/02/37	9,407,494	0.8
	4,000,000	L	Province of Ontario Canada, 1.600%, 09/21/16	3,993,100	0.3
	600,000	#	Royal Bank of Scotland PLC, 6.990%, 10/29/49	378,750	0.0
	1,600,000	#	Royal Bank of Scotland PLC, 2.625%, 05/11/12	1,610,504	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Financials (continued)
	200,000	#	Royal Bank of Scotland PLC, 4.875%, 08/25/14	$195,839	0.0
	6,400,000	#	Santander US Debt S.A. Unipersonal, 1.379%, 03/30/12	6,389,018	0.5
EUR	2,800,000		SLM Corp., 3.125%, 09/17/12	3,581,529	0.3
	8,400,000		SLM Corp., 5.000%, 10/01/13	8,421,000	0.7
	700,000		SLM Corp., 5.375%, 01/15/13	705,061	0.1
	200,000	#,L	Societe Generale, 5.922%, 12/31/49	121,860	0.0
	2,900,000	#	State Bank of India/London, 4.500%, 07/27/15	2,871,162	0.2
	700,000	#	Temasek Financial I Ltd., 4.300%, 10/25/19	754,900	0.1
	300,000	#	TransCapitalInvest Ltd. for OJSC AK Transneft, 8.700%, 08/07/18	362,535	0.0
	400,000	#	Turkiye Garanti Bankasi AS, 2.909%, 04/20/16	364,000	0.0
	400,000	#,L	Vnesheconombank Via VEB Finance Ltd., 5.450%, 11/22/17	397,000	0.0
	1,200,000		Wells Fargo & Co., 5.625%, 12/11/17	1,369,532	0.1
	3,400,000	#	Westpac Banking Corp., 3.585%, 08/14/14	3,627,576	0.3
	146,000	#	ZFS Finance USA Trust IV, 5.875%, 05/09/32	138,700	0.0
	80,166,431		Other Securities (a),(b)	63,209,558	5.3
				256,392,580	21.7

Principal Amount†			Value	Percentage of Net Assets
		Health Care: 0.5%
5,200,000		Other Securities	$5,872,581	0.5
		Industrials: 0.9%
7,100,000	#	Asciano Finance Ltd., 5.000%, 04/07/18	7,128,982	0.6
400,000	#	Braskem Finance Ltd., 5.750%, 04/15/21	401,000	0.0
600,000	#	C8 Capital SPV Ltd., 6.640%, 12/31/49	330,000	0.0
2,000,000	#	Noble Group Ltd., 6.750%, 01/29/20	1,740,000	0.2
400,000	#	Sydney Air, 5.125%, 02/22/21	406,451	0.1
			10,006,433	0.9
		Information Technology: 0.7%
5,700,000		International Business Machines Corp., 5.700%, 09/14/17	6,912,322	0.6
1,300,000		Other Securities	1,361,578	0.1
			8,273,900	0.7
		Materials: 1.3%
3,800,000	#,L	Braskem Finance Ltd., 7.000%, 05/07/20	4,094,500	0.4
3,400,000	#	CSN Islands XI Corp., 6.875%, 09/21/19	3,609,100	0.3
1,500,000	#	CSN Resources S.A., 6.500%, 07/21/20	1,575,000	0.1
3,000,000	#	Gerdau Holdings, Inc., 7.000%, 01/20/20	3,180,000	0.3
300,000	#	Gerdau Trade, Inc., 5.750%, 01/30/21	299,250	0.0
2,500,000		Other Securities	2,778,198	0.2
			15,536,048	1.3
		Telecommunications: 0.8%
5,516,000		AT&T, Inc., 4.950%-6.300%, 01/15/13- 01/15/38	6,101,221	0.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Telecommunications (continued)
200,000	#	Qtel International Finance Ltd., 4.750%, 02/16/21	$202,500	0.0
2,500,000		Other Securities	2,765,845	0.3
			9,069,566	0.8
		Utilities: 1.0%
200,000	#	AES Corp., 7.375%, 07/01/21	216,500	0.0
6,600,000	#	Comision Federal de Electricidad, 4.875%, 05/26/21	6,864,000	0.6
600,000	#,L	EDF S.A., 5.500%, 01/26/14	641,156	0.0
600,000	#	EDF S.A., 6.500%, 01/26/19	679,517	0.1
500,000	#	Electricite de France SA, 6.950%, 01/26/39	589,391	0.0
2,100,000	#	Enel Finance International S.A., 6.250%, 09/15/17	2,007,067	0.2
8,800,000		Other Securities	1,035,321	0.1
			12,032,952	1.0
		Total Corporate Bonds/Notes (Cost $351,715,607)	352,820,730	29.9
COLLATERALIZED MORTGAGE OBLIGATIONS: 5.0%
561,153	#	Banc of America Re-Remic Trust, 1.765%, 02/17/40	559,035	0.0
200,000	#	BCAP LLC Trust, 5.636%, 03/25/37	147,600	0.0
1,600,000	#	BCRR Trust, 5.858%, 07/17/40	1,795,726	0.2
4,149,459		Bear Stearns Adjustable Rate Mortgage Trust, 2.710%- 5.397%, 11/25/34- 02/25/36	3,790,919	0.3

Principal Amount†			Value	Percentage of Net Assets
698,617	#	Countrywide Home Loan Mortgage Pass-through Trust, 0.634%, 06/25/35	$589,108	0.0
466,809	#	Credit Suisse Mortgage Capital Certificates, 0.448%, 10/15/21	430,579	0.0
2,385,382	#	Credit Suisse Mortgage Capital Certificates, 0.508%, 10/15/21	2,233,138	0.2
2,400,000		Credit Suisse Mortgage Capital Certificates, 5.661%-5.695%, 03/15/39-09/15/40	2,517,261	0.2
6,568,642		Granite Master Issuer PLC, 0.465%, 12/20/54	6,279,621	0.5
640,353	#	GS Mortgage Securities Corp. II, 1.143%, 03/06/20	635,128	0.1
3,300,000	#	Hillmark Funding, 0.729%, 05/21/21	3,053,120	0.3
1,700,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 4.070%, 11/15/43	1,795,942	0.2
8,000,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%-5.882%, 05/15/47-02/15/51	8,626,634	0.7
4,800,000		Morgan Stanley Capital I, 5.809%-5.879%, 06/11/49-12/12/49	5,298,201	0.4
178,816	#	Structured Asset Securities Corp., 2.650%, 10/25/35	141,419	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
679,963	#	Wachovia Bank Commercial Mortgage Trust, 0.358%, 06/15/20	$608,701	0.1
24,015,189		Other Securities	21,163,825	1.8
		Total Collateralized Mortgage Obligations (Cost $59,740,379)	59,665,957	5.0
MUNICIPAL BONDS: 4.2%
		California: 2.0%
4,000,000		Bay Area Toll Authority, 7.043%, 04/01/50	5,302,280	0.5
3,500,000		Los Angeles Department of Airports, 6.582%, 05/15/39	4,223,870	0.4
450,000	#	Orange County Sanitation District, 9.250%, 02/01/33	468,666	0.0
6,000,000		Southern California Public Power Authority, 5.943%, 07/01/40	7,095,780	0.6
5,200,000		Other Securities	6,053,400	0.5
			23,143,996	2.0
		Illinois: 0.4%
3,800,000		Other Securities	4,238,579	0.4
		Nebraska: 0.0%
500,000		Other Securities	582,700	0.0
		Nevada: 0.4%
3,300,000		City of North Las Vegas NV, 6.572%, 06/01/40	3,771,702	0.3
600,000		Other Securities	762,594	0.1
			4,534,296	0.4
		New Jersey: 0.1%
600,000		Other Securities	600,132	0.1

Principal Amount†			Value	Percentage of Net Assets
		New York: 0.8%
7,800,000		New York City Municipal Water Finance Authority, 5.000%-6.282%, 06/15/42- 06/15/44	$9,237,941	0.8
300,000		Other Securities	294,718	0.0
			9,532,659	0.8
		Ohio: 0.0%
400,000		Other Securities	296,260	0.0
		Texas: 0.5%
5,100,000		City of San Antonio TX, 5.808%- 6.308%, 02/01/37- 02/01/41	5,955,331	0.5
400,000		Other Securities	472,060	0.0
			6,427,391	0.5
		Wisconsin: 0.0%
70,000		Other Securities	71,719	0.0
		Total Municipal Bonds (Cost $42,112,168)	49,427,732	4.2
ASSET-BACKED SECURITIES: 0.2%
		Home Equity Asset-Backed Securities: 0.1%
492,283		Other Securities	448,589	0.1
		Other Asset-Backed Securities: 0.1%
1,811,278		Other Securities	1,455,785	0.1
		Total Asset- Backed Securities (Cost $2,293,441)	1,904,374	0.2
U.S. TREASURY OBLIGATIONS: 25.2%
	Securities: 2.8%	Treasury Inflation Indexed Protected
10,454,106	S	1.125%, due 01/15/21	11,665,308	1.0
6,011,163	S	2.500%, due 01/15/29	8,028,191	0.7
9,736,042		1.750%-3.625%, due 01/15/25- 04/15/28	12,469,521	1.0
1,406,440		Other Securities	1,505,220	0.1
			33,668,240	2.8

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			U.S. Treasury Bonds: 13.7%
	23,300,000		2.625%, due 11/15/20	$25,080,260	2.1
	66,600,000	S	3.625%, due 02/15/21	77,308,015	6.6
	21,900,000		2.625%, due 08/15/20	23,619,501	2.0
	9,900,000		3.000%, due 02/28/17	10,953,419	0.9
	1,500,000		3.375%, due 11/15/19	1,710,117	0.2
	8,400,000		3.500%, due 05/15/20	9,661,310	0.8
	10,900,000		3.625%, due 02/15/20	12,640,599	1.1
	300,000		Other Securities	303,328	0.0
				161,276,549	13.7
			U.S. Treasury Notes: 8.7%
	34,500,000		0.250%, due 12/15/14	34,397,569	2.9
	25,500,000		0.875%, due 12/31/16	25,555,794	2.2
	40,000,000	S	1.500%, due 08/31/18	40,600,000	3.4
	2,000,000		Other Securities	2,007,188	0.2
				102,560,551	8.7
			Total U.S. Treasury Obligations (Cost $291,798,336)	297,505,340	25.2
FOREIGN GOVERNMENT BONDS: 7.6%
CAD	2,600,000	#	Canada Housing Trust No 1, 3.350%, 12/15/20	2,761,475	0.2
CAD	900,000	#	Canada Housing Trust No 1, 3.750%, 03/15/20	984,306	0.1
CAD	400,000	#	Canada Housing Trust No 1, 3.800%, 06/15/21	439,244	0.0
	600,000	#	Export-Import Bank of China, 4.875%, 07/21/15	648,265	0.1
EUR	3,455,028		Italy Buoni Poliennali Del Tesoro, 2.100%, 09/15/16- 09/15/21	3,402,461	0.3

Principal Amount†				Value	Percentage of Net Assets
JPY	1,300,000,000		Japan Treasury Bill, 02/06/12	$16,888,469	1.4
JPY	1,690,000,000		Japan Treasury Bill, 02/13/12	21,954,358	1.9
JPY	1,120,000,000		Japan Treasury Bill, 02/20/12	14,549,421	1.2
	400,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	415,117	0.0
	1,600,000		Province of Ontario Canada, 1.375%-3.000%, 01/27/14- 07/16/18	1,630,402	0.1
CAD	4,900,000		Province of Ontario Canada, 3.150%-5.500%, 03/08/17- 06/02/39	5,422,725	0.5
	1,000,000	#	Societe Financement de l'Economie Francaise, 0.780%, 07/16/12	1,002,310	0.1
	200,000	#	Societe Financement de l'Economie Francaise, 3.375%, 05/05/14	205,133	0.0
EUR	5,700,000		Spain Government Bond, 4.650%, 07/30/25	6,722,112	0.6
CAD	12,189,000		Other Securities	12,837,599	1.1
			Total Foreign Government Bonds (Cost $90,773,136)	89,863,397	7.6
U.S. GOVERNMENT AGENCY OBLIGATIONS: 48.0%
		Corporation: 1.6%##	Federal Home Loan Mortgage
	7,709,934		4.500%, due 09/01/41	8,175,036	0.7
	8,110,295	W	0.428%-6.000%, due 05/27/16- 10/25/44	8,683,733	0.7
	2,019,050		Other Securities	2,152,041	0.2
				19,010,810	1.6
		Association: 46.4%##	Federal National Mortgage
	51,000,000	W	3.000%, due 10/25/26	52,522,029	4.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
	Association (continued)	Federal National Mortgage
9,000,000	W	3.500%, due 09/25/25	$9,414,885	0.8
75,700,000	W	3.500%, due 01/25/26	79,177,469	6.7
34,087,083		4.000%, due 04/01/41	35,861,537	3.0
10,874,000		4.500%, due 01/01/26	11,605,996	1.0
11,999,994		4.500%, due 04/01/29	12,845,377	1.1
12,469,236		4.500%, due 04/01/29	13,347,676	1.1
6,623,060		4.500%, due 01/01/39	7,055,495	0.6
93,000,000	W	4.500%, due 01/25/39	98,986,875	8.4
24,805,963		4.500%, due 06/01/39	26,425,602	2.2
7,790,490		4.500%, due 10/01/39	8,299,149	0.7
7,938,422		4.500%, due 09/01/40	8,490,231	0.7
6,864,474		4.500%, due 10/01/40	7,312,672	0.6
8,996,082		4.500%, due 05/01/41	9,583,457	0.8
7,604,899		4.500%, due 05/01/41	8,101,440	0.7
10,000,000	W	5.500%, due 01/25/39	10,890,627	0.9
6,000,000	W	6.000%, due 01/15/33	6,607,502	0.6
6,000,000	W	6.000%, due 01/15/39	6,589,689	0.6
125,810,231	W	0.354%-6.500%, due 06/01/13- 10/01/44	134,462,071	11.4
			547,579,779	46.4
	Association: 0.0%	Government National Mortgage
22,283		Other Securities	22,389	0.0
		Total U.S. Government Agency Obligations (Cost $558,106,422)	566,612,978	48.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: —%
		Consumer Discretionary: —%
60,000		Other Securities	$—	—
		Total Common Stock (Cost $0)	—	—

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.8%
		Financials: 0.8%
858,000		Citigroup, Inc.	$6,122,688	0.5
3,400		Wells Fargo & Co.	3,619,300	0.3
		Total Preferred Stock (Cost $18,445,540)	9,741,988	0.8
# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
	Futures Contracts: 0.0%	Options on Exchange Traded
220	@	90-day Eurodollar June Futures, Strike @ 93.500, Exp. 06/18/12	$1,375	0.0
3,300	@	90-Day Eurodollar September Futures, Strike @ 93.000, Exp. 09/17/12	20,625	0.0
			22,000	0.0
	Rate Swaptions: 0.0%	Options on Interest
10,900,000	@	Put OTC Swaption, Strike @ 1.250%, Exp. 04/30/12	58,983	0.0
		Total Purchased Options (Cost $70,858)	80,983	0.0
		Total Long-Term Investments (Cost $1,415,055,887)	1,427,623,479	120.9
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.7%
		U.S. Treasury Bills: 2.5%
1,480,000	S	United States Treasury Bill, 0.010%, 03/01/12	$1,479,970	0.1
1,120,000	S	United States Treasury Bill, 0.040%, 04/12/12	1,119,953	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		U.S. Treasury Bills (continued)
26,700,000		United States Treasury Bill, 0.040%, 06/21/12	$26,693,779	2.3
170,000	S	United States Treasury Bill, 0.070%, 05/31/12	169,976	0.0
360,000	S	United States Treasury Bill, 0.100%, 02/23/12	359,996	0.0
			29,823,674	2.5
		Securities Lending Collateralcc(1): 0.7%
2,084,742		BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $2,084,756, collateralized by various U.S. Government Agency Obligations, 5.000%-6.000%, Market Value plus accrued interest $2,126,437, due 05/15/24- 04/15/41)	2,084,742	0.2
2,084,742		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $2,084,769, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $2,126,437, due 06/01/17- 09/01/44)	2,084,742	0.2

Principal Amount†		Value	Percentage of Net Assets
2,084,742	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $2,084,760, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 5.500%, Market Value plus accrued interest $2,126,437, due 01/19/12- 12/20/41)	$2,084,742	0.1
438,894	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $438,899, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $447,672, due 06/28/12- 11/01/41)	438,894	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Securities Lending Collateralcc(1) (continued)
	2,084,742		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $2,084,747, collateralized by various U.S. Government Securities, 1.875%-4.000%, Market Value plus accrued interest $2,126,440, due 02/15/15- 06/30/15)	$2,084,742	0.2
				8,777,862	0.7
			Foreign Government Bonds: 0.6%
	1,700,000	#	Banco Santander Chile, 1.659%, 04/20/12	1,700,692	0.2
JPY	30,000,000	Z	Japan Treasury Discount Bill, 0.090%, 01/30/12	389,732	0.0
JPY	350,000,000	Z	Japan Treasury Discount Bill, 03/29/12	4,549,045	0.4
				6,639,469	0.6
Shares				Value	Percentage of Net Assets
			Foreign Government Securities: 0.4%
JPY	400,000,000	Z	Japan Treasury Discount Bill (Cost $5,152,005)	$5,195,733	0.4

Shares		Value	Percentage of Net Assets
	Financials: 0.5%
5,600,000	Intesa Sanpaolo (Cost $5,596,640 )	$5,210,470	0.5
	Total Short-Term Investments (Cost $55,924,762 )	55,647,208	4.7
	Total Investments in Securities (Cost $1,470,980,649)	$1,483,270,687	125.6
	Liabilities in Excess of Other Assets	(302,227,792)	(25.6)
	Net Assets	$1,181,042,895	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

L  Loaned security, a portion or all of the security is on loan at December 31, 2011.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

(b)  The grouping contains securities in default.

BRL  Brazilian Real

CAD  Canadian Dollar

DKK  Danish Krone

EUR  EU Euro

GBP  British Pound

JPY  Japanese Yen

RUB  Russian Ruble

SGD  Singapore Dollar

  Cost for federal income tax purposes is $1,471,506,768.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$43,639,655
Gross Unrealized Depreciation	(31,875,736)
Net Unrealized Appreciation	$11,763,919

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Total Common Stock	—	—	—	—
Preferred Stock	3,619,300	6,122,688	—	9,741,988
Purchased Options	22,000	58,983	—	80,983
Corporate Bonds/Notes	977,422	350,155,924	1,687,384	352,820,730
Collateralized Mortgage Obligations	—	59,665,957	—	59,665,957
Municipal Bonds	—	49,427,732	—	49,427,732
Short-Term Investments	—	55,647,208	—	55,647,208
U.S. Treasury Obligations	—	297,505,340	—	297,505,340
U.S. Government Agency Obligations	—	566,612,978	—	566,612,978
Foreign Government Bonds	—	88,861,087	1,002,310	89,863,397
Asset-Backed Securities	—	1,904,374	—	1,904,374
Total Investments, at value	$4,618,722	$1,475,962,271	$2,689,694	$1,483,270,687
Other Financial Instruments+
Futures	2,990,229	—	—	2,990,229
Swaps	1,224,747	7,996,018	—	9,220,765
Forward Foreign Currency Contracts	—	6,674,869	—	6,674,869
Total Assets	$8,833,698	$1,490,633,158	$2,689,694	$1,502,156,550
Liabilities Table
Other Financial Instruments+
Sales Commitments	$—	$(25,218,751)	$—	$(25,218,751)
Written Options	(9,994)	(952,126)	—	(962,120)
Swaps	(8,732,977)	(5,384,749)	—	(14,117,726)
Forward Foreign Currency Contracts	—	(4,276,214)	—	(4,276,214)
Total Liabilities	$(8,742,971)	$(35,831,840)	$—	$(44,574,811)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Common Stock	$—	$—	$(6,178)	$—	$6,178	$—	$—	$—	$—
Corporate Bonds/Notes	2,395,251	—	—	(67,639)	—	(41,632)	—	(598,596)	1,687,384
Foreign Government Bonds	1,002,770	—	—	—	—	(460)	—	—	1,002,310
Short-Term Investments	177,187	—	(177,187)	—	(44,297)	44,297	—	—	—
Total Investments, at value	$3,575,208	$—	$(183,365)	$(67,639)	$(38,119)	$2,205	$—	$(598,596)	$2,689,694

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ (42,092).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	1,084,000	Buy	01/17/12	$1,436,371	$1,403,129	$(33,242)
Barclays Bank PLC	EU Euro	975,000	Buy	01/17/12	1,340,006	1,262,039	(77,967)
Barclays Bank PLC	EU Euro	6,437,000	Buy	01/17/12	8,904,450	8,332,046	(572,404)
Barclays Bank PLC	Mexican Peso	7,000,000	Buy	03/15/12	504,432	498,601	(5,831)
Barclays Bank PLC	Mexican Peso	463,710	Buy	03/15/12	33,202	33,030	(172)
Barclays Bank PLC	Mexican Peso	4,637,096	Buy	03/15/12	330,136	330,294	158
Barclays Bank PLC	Chinese Yuan	12,550,000	Buy	02/13/12	1,962,900	1,992,152	29,252
Barclays Bank PLC	Chinese Yuan	21,792,290	Buy	06/01/12	3,419,203	3,454,886	35,683
Barclays Bank PLC	Chinese Yuan	5,189,653	Buy	06/01/12	814,511	822,753	8,242
Barclays Bank PLC	Taiwan New Dollar	17,103,035	Buy	01/11/12	596,756	564,988	(31,768)
Barclays Bank PLC	Chinese Yuan	4,473,000	Buy	06/01/12	700,000	709,136	9,136
Barclays Bank PLC	Chinese Yuan	11,520,540	Buy	06/01/12	1,800,000	1,826,433	26,433
Citigroup, Inc.	British Pound	366,000	Buy	01/04/12	568,368	568,372	4
Citigroup, Inc.	Philippine Peso	170,355,000	Buy	03/15/12	3,907,225	3,869,773	(37,452)
Citigroup, Inc.	Indonesian Rupiah	12,368,840,000	Buy	01/31/12	1,363,258	1,359,595	(3,663)
Citigroup, Inc.	Chinese Yuan	3,834,120	Buy	06/01/12	600,000	607,850	7,850
Citigroup, Inc.	Chinese Yuan	3,202,250	Buy	06/01/12	500,000	507,675	7,675
Credit Suisse First Boston	EU Euro	1,259,000	Buy	01/04/12	1,681,923	1,629,502	(52,421)
Deutsche Bank AG	EU Euro	2,065,000	Buy	01/17/12	2,699,079	2,672,934	(26,145)
Deutsche Bank AG	EU Euro	861,000	Buy	01/17/12	1,218,715	1,114,477	(104,238)
Deutsche Bank AG	EU Euro	8,851,000	Buy	01/17/12	12,331,213	11,456,725	(874,488)
Deutsche Bank AG	EU Euro	327,000	Buy	01/17/12	453,389	423,269	(30,120)
Goldman Sachs & Co.	EU Euro	1,259,000	Buy	02/02/12	1,652,173	1,629,841	(22,332)
HSBC	Mexican Peso	410,871	Buy	03/15/12	29,222	29,266	44
HSBC	Chinese Yuan	1,278,500	Buy	06/01/12	200,000	202,690	2,690
HSBC	Chinese Yuan	1,278,100	Buy	06/01/12	200,000	202,626	2,626
HSBC	Chinese Yuan	1,278,900	Buy	06/01/12	200,000	202,753	2,753
HSBC	Chinese Yuan	1,278,600	Buy	06/01/12	200,000	202,706	2,706
HSBC	Chinese Yuan	4,466,000	Buy	06/01/12	700,000	708,027	8,027
HSBC	Chinese Yuan	1,276,700	Buy	06/01/12	200,000	202,404	2,404
HSBC	Chinese Yuan	2,551,000	Buy	06/01/12	400,000	404,428	4,428
HSBC	Chinese Yuan	3,838,800	Buy	06/01/12	600,000	608,592	8,592
HSBC	Indonesian Rupiah	28,923,496,000	Buy	07/02/12	3,201,272	3,133,051	(68,221)
JPMorgan Chase & Co.	EU Euro	550,000	Buy	01/17/12	735,457	711,919	(23,538)
JPMorgan Chase & Co.	EU Euro	268,000	Buy	01/17/12	359,226	346,899	(12,327)
JPMorgan Chase & Co.	Brazilian Real	15,939,883	Buy	03/02/12	8,431,570	8,428,321	(3,249)
JPMorgan Chase & Co.	South African Rand	1,520,050	Buy	01/26/12	208,412	187,425	(20,987)
JPMorgan Chase & Co.	Malaysian Ringgit	5,727,962	Buy	04/23/12	1,888,547	1,798,211	(90,336)
JPMorgan Chase & Co.	Chinese Yuan	3,190,000	Buy	06/01/12	500,000	505,733	5,733
JPMorgan Chase & Co.	Chinese Yuan	2,551,600	Buy	06/01/12	400,000	404,523	4,523
JPMorgan Chase & Co.	Chinese Yuan	1,283,400	Buy	06/01/12	200,000	203,466	3,466
JPMorgan Chase & Co.	Chinese Yuan	1,925,100	Buy	06/01/12	300,000	305,200	5,200
JPMorgan Chase & Co.	Chinese Yuan	1,283,400	Buy	06/01/12	200,000	203,466	3,466
JPMorgan Chase & Co.	Chinese Yuan	12,810,000	Buy	06/01/12	2,000,000	2,030,860	30,860
JPMorgan Chase & Co.	Chinese Yuan	2,559,200	Buy	06/01/12	400,000	405,728	5,728
JPMorgan Chase & Co.	Indian Rupee	183,483,000	Buy	07/12/12	3,947,569	3,345,453	(602,116)
Morgan Stanley	Brazilian Real	27,657,091	Buy	01/04/12	15,556,044	14,812,301	(743,743)
Morgan Stanley	Chinese Yuan	4,458,650	Buy	06/01/12	700,000	706,861	6,861
Morgan Stanley	Philippine Peso	25,991,500	Buy	03/15/12	596,888	590,421	(6,467)
Royal Bank of Scotland	Chinese Yuan	3,205,500	Buy	06/01/12	500,000	508,191	8,191
Royal Bank of Canada	British Pound	5,442,000	Buy	01/04/12	8,522,172	8,451,046	(71,126)
Royal Bank of Canada	EU Euro	444,000	Buy	01/17/12	607,947	574,713	(33,234)
UBS Warburg LLC	Mexican Peso	2,000,000	Buy	03/15/12	144,430	142,457	(1,973)
							$(3,316,829)
Barclays Bank PLC	British Pound	1,038,000	Sell	01/04/12	1,627,714	1,611,942	15,772
Barclays Bank PLC	EU Euro	1,351,000	Sell	01/17/12	1,813,320	1,748,733	64,587
Barclays Bank PLC	Canadian Dollar	512,000	Sell	02/09/12	501,971	502,114	(143)
Barclays Bank PLC	Canadian Dollar	4,000	Sell	02/09/12	3,847	3,922	(75)
Barclays Bank PLC	EU Euro	400,000	Sell	01/17/12	541,326	517,760	23,566
Barclays Bank PLC	EU Euro	200,000	Sell	01/17/12	270,663	258,880	11,783
Barclays Bank PLC	Canadian Dollar	304,000	Sell	02/09/12	300,593	298,130	2,463
Barclays Bank PLC	Canadian Dollar	16,000	Sell	02/09/12	15,570	15,691	(121)
Barclays Bank PLC	South African Rand	220,050	Sell	01/26/12	27,229	27,133	96
Barclays Bank PLC	Japanese Yen	479,073,440	Sell	02/06/12	6,310,448	6,227,876	82,572
Barclays Bank PLC	Indonesian Rupiah	9,565,000,000	Sell	01/31/12	1,065,145	1,051,395	13,750
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Taiwan New Dollar	7,942,035	Sell	01/11/12	$259,416	$262,360	$(2,944)
Barclays Bank PLC	Philippine Peso	4,800,000	Sell	03/15/12	111,888	109,036	2,852
Barclays Bank PLC	Philippine Peso	6,218,137	Sell	03/15/12	144,742	141,250	3,492
Barclays Bank PLC	Philippine Peso	8,100,000	Sell	03/15/12	188,372	183,999	4,373
Barclays Bank PLC	Philippine Peso	115,187,863	Sell	03/15/12	2,694,768	2,616,599	78,169
Barclays Bank PLC	Chinese Yuan	640,550	Sell	06/01/12	100,000	101,551	(1,551)
Barclays Bank PLC	Indian Rupee	84,175,000	Sell	07/12/12	1,631,615	1,534,766	96,849
Barclays Bank PLC	Indonesian Rupiah	1,914,000,000	Sell	07/02/12	205,255	207,329	(2,074)
Citigroup, Inc.	EU Euro	743,000	Sell	01/17/12	970,484	961,739	8,745
Citigroup, Inc.	EU Euro	1,090,000	Sell	01/17/12	1,418,973	1,410,895	8,078
Citigroup, Inc.	EU Euro	444,000	Sell	01/17/12	578,004	574,714	3,290
Citigroup, Inc.	EU Euro	800,000	Sell	01/17/12	1,041,448	1,035,519	5,929
Citigroup, Inc.	EU Euro	282,000	Sell	01/17/12	378,807	365,020	13,787
Citigroup, Inc.	Canadian Dollar	832,000	Sell	02/09/12	800,077	815,934	(15,857)
Citigroup, Inc.	Canadian Dollar	729,000	Sell	02/09/12	704,979	714,923	(9,944)
Citigroup, Inc.	Canadian Dollar	600,000	Sell	02/09/12	586,984	588,415	(1,431)
Citigroup, Inc.	Canadian Dollar	300,000	Sell	02/09/12	293,492	294,207	(715)
Citigroup, Inc.	Australian Dollar	100,000	Sell	02/23/12	100,806	101,642	(836)
Citigroup, Inc.	Australian Dollar	100,000	Sell	02/23/12	100,806	101,642	(836)
Citigroup, Inc.	Australian Dollar	399,000	Sell	02/23/12	398,790	405,550	(6,760)
Citigroup, Inc.	Singapore Dollar	2,117,268	Sell	02/10/12	1,657,106	1,632,199	24,907
Citigroup, Inc.	Australian Dollar	196,000	Sell	02/23/12	193,706	199,218	(5,512)
Citigroup, Inc.	Japanese Yen	400,000,000	Sell	03/26/12	5,154,706	5,205,303	(50,597)
Citigroup, Inc.	Japanese Yen	7,394,171	Sell	01/30/12	96,520	96,111	409
Citigroup, Inc.	Japanese Yen	341,853,119	Sell	02/06/12	4,502,908	4,444,034	58,874
Citigroup, Inc.	Japanese Yen	421,307,344	Sell	02/13/12	5,397,363	5,477,650	(80,287)
Citigroup, Inc.	Philippine Peso	2,000,000	Sell	03/15/12	45,075	45,431	(356)
Citigroup, Inc.	Philippine Peso	3,000,000	Sell	03/15/12	67,492	68,148	(656)
Citigroup, Inc.	Malaysian Ringgit	5,727,962	Sell	04/23/12	1,850,715	1,798,210	52,505
Credit Suisse First Boston	Chinese Yuan	1,277,400	Sell	06/01/12	200,000	202,515	(2,515)
Credit Suisse First Boston	Japanese Yen	350,000,000	Sell	03/29/12	4,504,157	4,554,954	(50,797)
Deutsche Bank AG	British Pound	100,000	Sell	01/04/12	155,280	155,293	(13)
Deutsche Bank AG	EU Euro	881,000	Sell	01/17/12	1,154,467	1,140,366	14,101
Deutsche Bank AG	EU Euro	1,500,000	Sell	01/17/12	2,026,447	1,941,598	84,849
Deutsche Bank AG	Canadian Dollar	50,000	Sell	02/09/12	48,513	49,034	(521)
Deutsche Bank AG	EU Euro	500,000	Sell	01/17/12	691,447	647,199	44,248
Deutsche Bank AG	EU Euro	45,000	Sell	01/17/12	62,230	58,248	3,982
Deutsche Bank AG	Canadian Dollar	819,000	Sell	02/09/12	787,001	803,186	(16,185)
Deutsche Bank AG	EU Euro	100,000	Sell	01/17/12	141,546	129,439	12,107
Deutsche Bank AG	Japanese Yen	7,394,171	Sell	01/30/12	96,569	96,111	458
Deutsche Bank AG	Indian Rupee	35,644,000	Sell	07/12/12	700,000	649,898	50,102
Goldman Sachs & Co.	EU Euro	1,259,000	Sell	01/04/12	1,651,808	1,629,502	22,306
Goldman Sachs & Co.	EU Euro	100,000	Sell	01/17/12	130,815	129,439	1,376
Goldman Sachs & Co.	EU Euro	499,000	Sell	01/17/12	652,769	645,905	6,864
Goldman Sachs & Co.	British Pound	4,160,000	Sell	01/04/12	6,508,965	6,460,189	48,776
Goldman Sachs & Co.	EU Euro	481,000	Sell	01/17/12	644,619	622,606	22,013
Goldman Sachs & Co.	EU Euro	2,000,000	Sell	01/17/12	2,680,330	2,588,798	91,532
Goldman Sachs & Co.	Canadian Dollar	309,000	Sell	02/09/12	299,840	303,033	(3,193)
Goldman Sachs & Co.	Japanese Yen	6,304,391	Sell	01/30/12	82,335	81,945	390
Goldman Sachs & Co.	Japanese Yen	591,000,000	Sell	02/21/12	7,627,184	7,685,076	(57,892)
Goldman Sachs & Co.	Philippine Peso	8,570,000	Sell	03/15/12	200,000	194,676	5,324
Goldman Sachs & Co.	Indonesian Rupiah	176,336,000	Sell	07/02/12	18,951	19,101	(150)
HSBC	Brazilian Real	445,920	Sell	01/04/12	240,000	238,821	1,179
HSBC	Brazilian Real	743,000	Sell	01/04/12	400,000	397,928	2,072
HSBC	Brazilian Real	541,860	Sell	01/04/12	300,000	290,204	9,796
HSBC	Danish Krone	15,573,000	Sell	03/08/12	2,803,370	2,713,509	89,861
HSBC	Japanese Yen	561,135,612	Sell	02/13/12	7,178,585	7,295,634	(117,049)
HSBC	Japanese Yen	280,000,000	Sell	02/21/12	3,615,236	3,640,984	(25,748)
HSBC	Mexican Peso	2,659,400	Sell	03/15/12	200,000	189,426	10,574
HSBC	Mexican Peso	2,658,700	Sell	03/15/12	200,000	189,376	10,624
HSBC	Indonesian Rupiah	8,268,000,000	Sell	07/02/12	885,272	895,606	(10,334)
HSBC	Indonesian Rupiah	3,965,000,000	Sell	07/02/12	428,649	429,497	(848)
JPMorgan Chase & Co.	British Pound	100,000	Sell	01/04/12	154,882	155,294	(412)
JPMorgan Chase & Co.	Brazilian Real	15,939,883	Sell	01/04/12	8,535,413	8,536,920	(1,507)
JPMorgan Chase & Co.	British Pound	410,000	Sell	01/04/12	641,004	636,701	4,303
JPMorgan Chase & Co.	EU Euro	543,000	Sell	01/17/12	706,594	702,859	3,735
JPMorgan Chase & Co.	Canadian Dollar	397,000	Sell	02/09/12	383,542	389,335	(5,793)
JPMorgan Chase & Co.	EU Euro	1,731,000	Sell	01/17/12	2,339,637	2,240,605	99,032
JPMorgan Chase & Co.	Canadian Dollar	511,000	Sell	02/09/12	496,792	501,133	(4,341)
JPMorgan Chase & Co.	Canadian Dollar	710,000	Sell	02/09/12	693,166	696,290	(3,124)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Canadian Dollar	1,000	Sell	02/09/12	$980	$981	$(1)
JPMorgan Chase & Co.	Canadian Dollar	712,000	Sell	02/09/12	697,533	698,251	(718)
JPMorgan Chase & Co.	Canadian Dollar	425,000	Sell	02/09/12	418,975	416,793	2,182
JPMorgan Chase & Co.	EU Euro	572,000	Sell	01/17/12	779,017	740,396	38,621
JPMorgan Chase & Co.	Canadian Dollar	260,000	Sell	02/09/12	254,703	254,980	(277)
JPMorgan Chase & Co.	Canadian Dollar	310,000	Sell	02/09/12	304,860	304,014	846
JPMorgan Chase & Co.	Canadian Dollar	1,858,000	Sell	02/09/12	1,799,220	1,822,123	(22,903)
JPMorgan Chase & Co.	Brazilian Real	2,475,900	Sell	01/04/12	1,400,871	1,326,017	74,854
JPMorgan Chase & Co.	Canadian Dollar	3,000	Sell	02/09/12	2,916	2,942	(26)
JPMorgan Chase & Co.	South African Rand	600,000	Sell	01/26/12	74,667	73,981	686
JPMorgan Chase & Co.	South African Rand	700,000	Sell	01/26/12	87,058	86,311	747
JPMorgan Chase & Co.	EU Euro	68,888,000	Sell	01/17/12	93,665,291	89,168,556	4,496,735
JPMorgan Chase & Co.	Japanese Yen	7,394,171	Sell	01/30/12	96,517	96,110	407
JPMorgan Chase & Co.	Japanese Yen	479,073,440	Sell	02/06/12	6,310,240	6,227,876	82,364
JPMorgan Chase & Co.	Philippine Peso	4,314,500	Sell	03/15/12	100,000	98,008	1,992
JPMorgan Chase & Co.	Philippine Peso	13,272,000	Sell	03/15/12	300,000	301,486	(1,486)
JPMorgan Chase & Co.	Philippine Peso	26,532,000	Sell	03/15/12	600,000	602,699	(2,699)
JPMorgan Chase & Co.	Chinese Yuan	1,277,500	Sell	06/01/12	200,000	202,531	(2,531)
JPMorgan Chase & Co.	Chinese Yuan	638,250	Sell	06/01/12	100,000	101,186	(1,186)
JPMorgan Chase & Co.	Philippine Peso	4,352,000	Sell	03/15/12	100,000	98,860	1,140
JPMorgan Chase & Co.	Indian Rupee	16,500,000	Sell	07/12/12	324,509	300,845	23,664
JPMorgan Chase & Co.	Indian Rupee	21,719,000	Sell	07/12/12	426,699	396,003	30,696
JPMorgan Chase & Co.	Indian Rupee	25,445,000	Sell	07/12/12	500,000	463,940	36,060
Morgan Stanley	Brazilian Real	377,500	Sell	01/04/12	200,000	202,178	(2,178)
Morgan Stanley	Brazilian Real	674,373	Sell	01/04/12	357,000	361,174	(4,174)
Morgan Stanley	Brazilian Real	1,756,550	Sell	01/04/12	950,000	940,755	9,245
Morgan Stanley	Brazilian Real	557,100	Sell	01/04/12	300,000	298,366	1,634
Morgan Stanley	EU Euro	738,000	Sell	01/17/12	965,887	955,266	10,621
Morgan Stanley	Canadian Dollar	720,000	Sell	02/09/12	701,139	706,097	(4,958)
Morgan Stanley	Canadian Dollar	199,000	Sell	02/09/12	193,023	195,157	(2,134)
Morgan Stanley	Indonesian Rupiah	10,765,000,000	Sell	01/31/12	1,191,873	1,183,299	8,574
Morgan Stanley	Taiwan New Dollar	6,104,000	Sell	01/11/12	200,000	201,642	(1,642)
Morgan Stanley	Taiwan New Dollar	3,057,000	Sell	01/11/12	100,000	100,986	(986)
Morgan Stanley	Mexican Peso	4,011,300	Sell	03/15/12	300,000	285,720	14,280
Royal Bank of Canada	EU Euro	1,271,000	Sell	01/17/12	1,679,321	1,645,181	34,140
Royal Bank of Canada	British Pound	5,442,000	Sell	02/02/12	8,520,022	8,448,762	71,260
Royal Bank of Canada	Canadian Dollar	415,000	Sell	02/09/12	401,842	406,987	(5,145)
Royal Bank of Canada	Canadian Dollar	622,000	Sell	02/09/12	600,869	609,990	(9,121)
Royal Bank of Canada	EU Euro	986,000	Sell	01/17/12	1,317,907	1,276,277	41,630
Royal Bank of Canada	Canadian Dollar	15,688,000	Sell	02/09/12	15,397,526	15,385,070	12,456
UBS Warburg LLC	Brazilian Real	376,400	Sell	01/04/12	200,000	201,588	(1,588)
UBS Warburg LLC	Brazilian Real	377,100	Sell	01/04/12	200,000	201,963	(1,963)
UBS Warburg LLC	Brazilian Real	1,757,025	Sell	01/04/12	950,000	941,009	8,991
UBS Warburg LLC	Brazilian Real	371,100	Sell	01/04/12	200,000	198,750	1,250
UBS Warburg LLC	EU Euro	2,378,000	Sell	01/17/12	3,101,369	3,078,081	23,288
UBS Warburg LLC	EU Euro	696,000	Sell	01/17/12	905,711	900,902	4,809
UBS Warburg LLC	EU Euro	1,892,000	Sell	01/17/12	2,532,302	2,449,003	83,299
UBS Warburg LLC	Canadian Dollar	102,000	Sell	02/09/12	99,894	100,030	(136)
UBS Warburg LLC	Canadian Dollar	11,000	Sell	02/09/12	10,606	10,788	(182)
UBS Warburg LLC	Canadian Dollar	311,000	Sell	02/09/12	299,847	304,994	(5,147)
UBS Warburg LLC	EU Euro	861,000	Sell	01/17/12	1,165,316	1,114,477	50,839
UBS Warburg LLC	Brazilian Real	721,760	Sell	01/04/12	400,000	386,553	13,447
UBS Warburg LLC	Brazilian Real	541,620	Sell	01/04/12	300,000	290,075	9,925
UBS Warburg LLC	Indonesian Rupiah	6,639,000,000	Sell	01/31/12	734,809	729,765	5,044
UBS Warburg LLC	Japanese Yen	1,513,096	Sell	01/30/12	19,764	19,667	97
UBS Warburg LLC	Japanese Yen	249,000,000	Sell	02/21/12	3,213,857	3,237,875	(24,018)
UBS Warburg LLC	Mexican Peso	1,329,150	Sell	03/15/12	100,000	94,674	5,326
UBS Warburg LLC	Mexican Peso	1,329,150	Sell	03/15/12	100,000	94,674	5,326
UBS Warburg LLC	Mexican Peso	5,346,000	Sell	03/15/12	400,000	380,789	19,211
UBS Warburg LLC	Chinese Yuan	1,277,400	Sell	06/01/12	200,000	202,515	(2,515)
Westpac	Japanese Yen	707,557,044	Sell	02/13/12	9,051,516	9,199,339	(147,823)
							$5,715,484

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

ING PIMCO Total Return Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	477	06/18/12	$118,409,288	$7,004
90-Day Eurodollar	976	03/18/13	242,170,000	854,658
90-Day Eurodollar	667	06/17/13	165,474,363	713,359
90-Day Eurodollar	231	09/16/13	57,293,775	330,141
90-Day Eurodollar	73	12/16/13	18,095,788	22,810
90-Day Eurodollar	160	03/17/14	39,628,000	282,217
90-Day Eurodollar	53	06/16/14	13,108,887	5,465
90-Day Eurodollar (NYL)	35	12/19/12	8,683,938	16,595
90-Day Eurodollar (NYL)	162	03/18/13	40,196,250	5,687
U.S. Treasury 10-Year Note	598	03/21/12	78,412,750	532,465
U.S. Treasury 5-Year Note	587	03/30/12	72,352,334	219,828
			$853,825,373	$2,990,229

ING PIMCO Total Return Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2011:

Credit Default Swaps on Credit Indices — Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	7,500,000	$534,357	$680,701	$(146,344)
Deutsche Bank AG	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	900,000	64,123	79,184	(15,061)
Goldman Sachs & Co.	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	200,000	14,250	16,761	(2,511)
HSBC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	5,600,000	398,987	466,680	(67,693)
Morgan Stanley	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	3,000,000	213,743	245,082	(31,339)
Barclays Bank PLC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	5,300,000	415,181	569,529	(154,348)
Citigroup, Inc.	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	4,900,000	383,846	502,579	(118,733)
Deutsche Bank AG	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	800,000	62,669	73,914	(11,245)
HSBC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	700,000	54,835	69,338	(14,503)
Morgan Stanley	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	1,400,000	109,670	138,144	(28,474)
UBS Warburg LLC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	300,000	23,501	31,671	(8,170)
Barclays Bank PLC	CDX.EM.15 Index	Sell	5.000	06/20/16	USD	800,000	66,816	78,902	(12,086)
Deutsche Bank AG	CDX.EM.15 Index	Sell	5.000	06/20/16	USD	200,000	16,704	23,071	(6,367)
Citigroup, Inc.	CDX.NA.HY.8 Index (35-100% Tranche)	Sell	0.401	06/20/12	USD	948,370	1,356	—	1,356
Deutsche Bank AG	CDX.NA.IG.10 Index (30-100% Tranche)	Sell	0.530	06/20/13	USD	964,499	7,323	—	7,323
Deutsche Bank AG	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.708	12/20/12	USD	2,893,497	20,110	—	20,110
Goldman Sachs & Co.	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.548	12/20/17	USD	675,149	8,731	—	8,731
							$2,396,202	$2,975,556	$(579,354)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%)(4)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	Federal Republic of Germany	Sell	0.250	12/20/16	0.989	USD	600,000	$(21,141)	$(22,672)	$1,531
Goldman Sachs & Co.	Federal Republic of Germany	Sell	0.250	12/20/16	0.989	USD	1,100,000	(38,758)	(41,316)	2,558
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/15	1.306	USD	500,000	(5,167)	(4,774)	(393)
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/16	1.476	USD	2,900,000	(59,196)	(3,657)	(55,539)
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	06/20/15	1.306	USD	500,000	(5,167)	(9,541)	4,374
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	09/20/15	1.350	USD	1,000,000	(12,639)	(11,551)	(1,088)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%)(4)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	06/20/16	1.476	USD	4,800,000	$(97,980)	$(10,126)	$(87,854)
Deutsche Bank AG	Federative Republic of Brazil	Sell	1.000	06/20/16	1.476	USD	1,100,000	(22,454)	(2,313)	(20,141)
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	06/20/15	1.306	USD	500,000	(5,167)	(4,458)	(709)
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	09/20/16	1.525	USD	500,000	(11,827)	(2,799)	(9,028)
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	1.306	USD	800,000	(8,267)	(14,766)	6,499
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	1.306	USD	1,600,000	(16,535)	(11,738)	(4,797)
HSBC	Federative Republic of Brazil	Sell	1.000	09/20/15	1.350	USD	900,000	(11,375)	(6,636)	(4,739)
HSBC	Federative Republic of Brazil	Sell	1.000	03/20/16	1.422	USD	600,000	(10,276)	(1,781)	(8,495)
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/16	1.476	USD	3,500,000	(71,444)	(4,414)	(67,030)
UBS Warburg LLC	Federative Republic of Brazil	Sell	1.000	09/20/15	1.350	USD	500,000	(6,320)	(3,507)	(2,813)
Barclays Bank PLC	General Electric Capital Corp.	Sell	0.640	12/20/12	1.562	USD	1,200,000	(10,748)	—	(10,748)
BNP Paribas Bank	General Electric Capital Corp.	Sell	4.700	12/20/13	1.936	USD	600,000	31,985	—	31,985
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.325	12/20/13	1.936	USD	300,000	13,823	—	13,823
Morgan Stanley	General Electric Capital Corp.	Sell	1.000	12/20/15	2.342	USD	1,700,000	(84,369)	(26,257)	(58,112)
Deutsche Bank AG	Government of France O.A.T.	Sell	0.250	03/20/16	2.031	USD	900,000	(63,295)	(29,620)	(33,675)
Morgan Stanley	Government of France O.A.T.	Sell	0.250	03/20/16	2.031	USD	500,000	(35,164)	(14,000)	(21,164)
Royal Bank of Scotland Group PLC	Government of France O.A.T.	Sell	0.250	12/20/15	1.997	USD	700,000	(45,712)	(10,666)	(35,046)
Royal Bank of Scotland Group PLC	Government of France O.A.T.	Sell	0.250	03/20/16	2.031	USD	500,000	(35,164)	(13,808)	(21,356)
UBS Warburg LLC	Government of France O.A.T.	Sell	0.250	03/20/16	2.031	USD	800,000	(56,262)	(26,304)	(29,958)
Deutsche Bank AG Japanese Government	20-Year Issue	Sell	1.000	03/20/15	1.080	USD	1,000,000	(2,517)	7,379	(9,896)
Citigroup, Inc.	Metlife Inc.	Sell	1.000	12/20/15	3.060	USD	2,900,000	(216,627)	(83,384)	(133,243)
Deutsche Bank AG	Metlife Inc.	Sell	1.000	03/20/18	3.305	USD	2,500,000	(301,603)	(125,824)	(175,779)
UBS Warburg LLC	Metlife Inc.	Sell	1.000	12/20/15	3.060	USD	1,600,000	(119,518)	(68,497)	(51,021)
Barclays Bank PLC	Morgan Stanley	Sell	1.000	09/20/12	4.707	USD	100,000	(2,641)	(1,351)	(1,290)
Barclays Bank PLC	People's Republic of China	Sell	1.000	03/20/16	1.290	USD	1,000,000	(11,732)	9,825	(21,557)
Deutsche Bank AG	People's Republic of China	Sell	1.000	03/20/15	1.087	USD	5,000,000	(13,660)	17,927	(31,587)
Deutsche Bank AG	People's Republic of China	Sell	1.000	09/20/16	1.403	USD	400,000	(7,235)	1,990	(9,225)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%)(4)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	People's Republic of China	Sell	1.000	09/20/16	1.403	USD	100,000	$(1,809)	$493	$(2,302)
Morgan Stanley	People's Republic of China	Sell	1.000	09/20/16	1.403	USD	600,000	(10,852)	2,815	(13,667)
UBS Warburg LLC	People's Republic of China	Sell	1.000	09/20/16	1.403	USD	300,000	(5,426)	1,403	(6,829)
Goldman Sachs & Co.	Republic of France	Sell	0.250	12/20/16	2.168	USD	4,600,000	(402,241)	(328,144)	(74,097)
HSBC	Republic of France	Sell	0.250	09/20/16	2.128	USD	300,000	(24,565)	(10,494)	(14,071)
UBS Warburg LLC	Republic of France	Sell	0.250	09/20/16	2.128	USD	100,000	(8,188)	(4,881)	(3,307)
UBS Warburg LLC	Republic of Indonesia	Sell	1.000	09/20/16	1.997	USD	300,000	(13,179)	(4,353)	(8,826)
Barclays Bank PLC	Republic of Italy	Sell	1.000	03/20/16	4.859	USD	800,000	(109,341)	(25,505)	(83,836)
Goldman Sachs & Co.	Republic of Italy	Sell	1.000	03/20/16	4.859	USD	2,800,000	(382,694)	(77,743)	(304,951)
Goldman Sachs & Co.	Republic of Italy	Sell	1.000	03/20/16	4.859	USD	200,000	(27,335)	(6,303)	(21,032)
Goldman Sachs & Co.	Republic of Italy	Sell	1.000	06/20/16	4.846	USD	1,000,000	(142,762)	(16,871)	(125,891)
Goldman Sachs & Co.	Republic of Italy	Sell	1.000	06/20/16	4.846	USD	16,400,000	(2,341,304)	(267,741)	(2,073,563)
Deutsche Bank AG	Reynolds American Inc.	Sell	1.280	06/20/17	2.076	USD	600,000	(24,067)	—	(24,067)
Citigroup, Inc.	Ruplic of Kazakhstan	Sell	1.000	03/20/16	2.874	USD	300,000	(22,016)	(7,118)	(14,898)
Deutsche Bank AG	Ruplic of Kazakhstan	Sell	1.000	03/20/16	2.874	USD	300,000	(22,016)	(7,461)	(14,555)
HSBC	Ruplic of Kazakhstan	Sell	1.000	03/20/16	2.874	USD	400,000	(29,355)	(9,644)	(19,711)
Goldman Sachs & Co.	Spanish Government Bond	Sell	1.000	03/20/16	3.724	USD	300,000	(30,295)	(16,640)	(13,655)
Goldman Sachs & Co.	Spanish Government Bond	Sell	1.000	06/20/16	3.736	USD	1,000,000	(106,475)	(51,672)	(54,803)
Citigroup, Inc.	United Kingdom Gilt	Sell	1.000	12/20/16	0.946	USD	6,100,000	15,798	23,040	(7,242)
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	06/20/15	0.703	USD	4,600,000	46,554	28,098	18,456
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	12/20/15	0.792	USD	1,000,000	8,059	17,801	(9,742)
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	12/20/15	0.792	USD	800,000	6,447	14,101	(7,654)
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	12/20/16	0.946	USD	4,100,000	10,618	11,604	(986)
Morgan Stanley	United Kingdom Gilt	Sell	1.000	06/20/16	0.872	USD	400,000	2,215	6,161	(3,946)
Barclays Bank PLC	United Mexican States	Sell	1.000	03/20/15	1.173	USD	600,000	(3,272)	(8,480)	5,208
Citigroup, Inc.	United Mexican States	Sell	1.000	03/20/15	1.173	USD	600,000	(3,272)	(8,654)	5,382
Citigroup, Inc.	United Mexican States	Sell	1.000	09/20/15	1.281	USD	1,000,000	(10,166)	(11,178)	1,012
Citigroup, Inc.	United Mexican States	Sell	1.000	03/20/16	1.362	USD	8,000,000	(117,835)	(37,894)	(79,941)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%)(4)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	United Mexican States	Sell	1.000	03/20/15	1.173	USD	200,000	$(1,091)	$(2,885)	$1,794
UBS Warburg LLC	United States Treasury Note	Sell	0.250	09/20/15	0.411	EUR	5,000,000	(37,912)	(53,004)	15,092
								$(5,151,929)	$(1,369,788)	$(3,782,141)

(1)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING PIMCO Total Return Portfolio Centrally Cleared Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 3.650% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters	09/21/21	EUR	1,300,000	$197,277	$37,477
Receive a fixed rate equal to 2.750% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters	03/21/22	EUR	12,000,000	490,548	349,899
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters	03/21/22	EUR	5,400,000	381,573	101,564
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters	03/21/22	EUR	14,000,000	155,349	597,915
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.250%	06/15/41	USD	24,500,000	(8,732,977)	(2,577,239)
				$(7,508,230)	$(1,490,384)

ING PIMCO Total Return Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.250% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Barclays Bank PLC	06/15/17	AUD	300,000	$(1,887)	$(292)	$(1,595)
Receive a fixed rate equal to 5.000% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Citigroup, Inc.	06/15/17	AUD	700,000	19,457	4,966	14,491
Receive a fixed rate equal to 5.000% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Deutsche Bank AG	06/15/17	AUD	300,000	8,341	2,224	6,117
Receive a fixed rate equal to 4.250% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Deutsche Bank AG	06/15/17	AUD	500,000	(3,145)	(271)	(2,874)
Receive a fixed rate equal to 5.000% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Royal Bank of Scotland Group PLC	06/15/17	AUD	700,000	19,463	5,253	14,210
Receive a fixed rate equal to 12.285% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC	01/02/13	BRL	12,500,000	272,597	8,716	263,881

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 11.910% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC	01/02/13	BRL	3,900,000	$62,066	$3,000	$59,066
Receive a fixed rate equal to 11.990% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC	01/02/14	BRL	3,200,000	61,313	7,962	53,351
Receive a fixed rate equal to 11.930% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/13	BRL	3,500,000	58,696	(1,599)	60,295
Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/13	BRL	8,500,000	140,792	583	140,209
Receive a fixed rate equal to 12.650% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/14	BRL	4,200,000	126,725	16,374	110,351
Receive a fixed rate equal to 11.140% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/12	BRL	2,000,000	22,291	(67)	22,358
Receive a fixed rate equal to 10.610% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/12	BRL	1,400,000	5,790	—	5,790
Receive a fixed rate equal to 10.450% and pay a floating rate based on Brazil Cetip Interbank Counterparty: HSBC	01/02/13	BRL	6,200,000	2,449	(3,637)	6,086
Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/13	BRL	11,200,000	185,514	5,736	179,778
Receive a fixed rate equal to 12.300% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/13	BRL	5,000,000	110,559	4,771	105,788
Receive a fixed rate equal to 12.830% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/13	BRL	14,300,000	341,085	—	341,085
Receive a fixed rate equal to 11.880% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/13	BRL	5,300,000	79,817	(1,373)	81,190
Receive a fixed rate equal to 10.990% and pay a floating rate based on Brazil Cetip Interbank Counterparty: HSBC	01/02/14	BRL	5,600,000	19,487	7,017	12,470
Receive a fixed rate equal to 10.530% and pay a floating rate based on Brazil Cetip Interbank Counterparty: HSBC	01/02/14	BRL	8,100,000	(5,708)	(21,278)	15,570
Receive a fixed rate equal to 11.980% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch	01/02/12	BRL	2,100,000	44,764	—	44,764
Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch	01/02/12	BRL	2,900,000	88,843	(415)	89,258
Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/14	BRL	400,000	11,418	1,255	10,163
Receive a fixed rate equal to 10.455% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Morgan Stanley	01/02/13	BRL	4,600,000	2,292	(1,119)	3,411
Receive a fixed rate equal to 11.980% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/13	BRL	2,500,000	43,706	1,291	42,415
Receive a fixed rate equal to 12.590% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/13	BRL	9,200,000	193,316	11,588	181,728
Receive a fixed rate equal to 10.580% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Morgan Stanley	01/02/14	BRL	16,400,000	(3,319)	(28,819)	25,500
Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/14	BRL	3,100,000	46,645	(307)	46,952
Receive a fixed rate equal to 12.510% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/14	BRL	1,600,000	44,984	3,887	41,097

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 11.950% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Royal Bank of Scotland Group PLC	01/02/13	BRL	3,200,000	$39,523	$1,342	$38,181
Receive a fixed rate equal to 10.605% and pay a floating rate based on Brazil Cetip Interbank Counterparty: UBS Warburg LLC	01/02/13	BRL	6,000,000	8,838	—	8,838
Receive a fixed rate equal to 12.070% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS Warburg LLC	01/02/13	BRL	2,100,000	39,716	1,649	38,067
Receive a fixed rate equal to 10.770% and pay a floating rate based on Brazil Cetip Interbank Counterparty: UBS Warburg LLC	01/02/14	BRL	3,500,000	5,629	(1,465)	7,094
Receive a fixed rate equal to 12.250% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS Warburg LLC	01/02/14	BRL	2,600,000	62,519	3,498	59,021
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters Counterparty: Barclays Bank PLC	09/21/18	EUR	900,000	34,020	(14,354)	48,374
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters Counterparty: Barclays Bank PLC	09/21/21	EUR	2,600,000	190,724	22,810	167,914
Receive a fixed rate equal to 3.500% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Barclays Bank PLC	09/21/21	EUR	9,500,000	1,270,404	150,390	1,120,014
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Barclays Bank PLC	03/21/22	EUR	2,300,000	14,362	(73,122)	87,484
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Barclays Bank PLC	03/21/22	EUR	3,700,000	251,297	104,898	146,399
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month GBP LIBOR Counterparty: Barclays Bank PLC	03/21/22	GBP	700,000	66,421	12,095	54,326
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month GBP LIBOR Counterparty: HSBC	03/21/22	GBP	12,800,000	1,214,547	694,163	520,384
Receive a fixed rate equal to 5.600% and pay a floating rate based on 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/06/16	MXN	111,000,000	(69,441)	50,565	(120,006)
Receive a fixed rate equal to 8.860% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	09/12/16	MXN	5,700,000	54,611	—	54,611
Receive a fixed rate equal to 5.600% and pay a floating rate based on 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/06/16	MXN	16,100,000	(10,072)	6,514	(16,586)
Receive a fixed rate equal to 5.600% and pay a floating rate based on 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/06/16	MXN	6,000,000	(3,749)	3,206	(6,955)
Receive a fixed rate equal to 1.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: BNP Paribas Bank	09/19/14	USD	6,600,000	95,869	(1,991)	97,860
Receive a fixed rate equal to 1.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Goldman Sachs & Co.	09/19/14	USD	3,300,000	47,934	(12,294)	60,228
Receive a fixed rate equal to 0.500% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Morgan Stanley	09/19/13	USD	16,600,000	55,493	(16,977)	72,470
				$5,366,996	$956,373	$4,410,623

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

ING PIMCO Total Return Portfolio Written Inflation Floors Outstanding on December 31, 2011:

Inflation Floors

Counterparty	Underlying Reference Entity/Obligation	Strike Index	Floor Rate	Termination Date	Notional Amount		Premiums Received	Fair Value
Citigroup, Inc.	CPURNSA Index	215.949	0.000%	03/12/20	USD	1,600,000	$13,760	$(6,118)
Citigroup, Inc.	CPURNSA Index	216.687	0.000%	04/07/20	USD	2,000,000	17,600	(7,935)
Citigroup, Inc.	CPURNSA Index	217.965	0.000%	09/29/20	USD	2,200,000	28,380	(9,265)
Deutsche Bank AG	CPURNSA Index	215.949	0.000%	03/10/20	USD	1,000,000	7,500	(4,505)
							$67,240	$(27,823)

ING PIMCO Total Return Portfolio Written Options Open on December 31, 2011:

Options on Exchange Traded Futures Contracts

Description/Name of Issuer	Exercise Price		Expiration Date	# of Contracts	Premiums Received	Value
90-Day Eurodollar March Futures Put Option CME	USD	99.00	03/19/12	123	$100,566	$(9,994)
					$100,566	$(9,994)

ING PIMCO Total Return Portfolio Written Swaptions Open on December 31, 2011:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/Receive Floating	Exercise Rate	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	21,800,000	$197,358	$(743)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	0.920%	11/14/12	USD	6,300,000	28,350	(22,517)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	1.700%	08/13/12	USD	27,600,000	476,100	(181,979)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	2.250%	09/24/12	USD	2,900,000	19,756	(1,174)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	16,900,000	182,931	(576)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	3.250%	07/16/12	USD	9,100,000	224,982	(1,456)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.000%	08/13/12	USD	4,700,000	48,293	(24,140)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.200%	07/11/13	USD	12,600,000	88,928	(71,998)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.700%	08/13/12	USD	23,900,000	329,612	(157,583)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.750%	07/11/13	USD	84,400,000	396,405	(115,544)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.750%	06/18/12	USD	11,800,000	122,491	(764)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	13,000,000	141,396	(443)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	0.920%	11/14/12	USD	43,900,000	121,809	(156,903)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	2.250%	09/24/12	USD	18,400,000	112,916	(7,447)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	10.000%	07/10/12	USD	4,900,000	29,522	(1)
Put OTC Swaption Royal Bank of Scotland	Group PLC	3-month USD-LIBOR-BBA	Pay	1.700%	08/13/12	USD	21,600,000	299,766	(142,418)
Put OTC Swaption Royal Bank of Scotland	Group PLC	3-month USD-LIBOR-BBA	Pay	1.750%	11/19/12	USD	19,700,000	74,368	(10,882)
Put OTC Swaption Royal Bank of Scotland	Group PLC	3-month USD-LIBOR-BBA	Pay	2.000%	04/30/12	USD	21,800,000	43,600	(1,210)
Put OTC Swaption Royal Bank of Scotland	Group PLC	3-month USD-LIBOR-BBA	Pay	2.250%	09/24/12	USD	60,000,000	470,204	(24,285)
Put OTC Swaption Royal Bank of Scotland	Group PLC	3-month USD-LIBOR-BBA	Pay	2.750%	06/18/12	USD	10,800,000	105,840	(699)
Put OTC Swaption Royal Bank of Scotland	Group PLC	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	31,100,000	274,720	(1,061)
Put OTC Swaption Royal Bank of Scotland	Group PLC	3-month USD-LIBOR-BBA	Pay	3.250%	07/16/12	USD	3,000,000	75,330	(480)
Total Written Swaptions								$3,864,677	$(924,303)
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

The following sales commitments were held by the ING PIMCO Total Return Portfolio at December 31, 2011:

Principal Amount	Description	Fair Value
$(24,000,000)	Fannie Mae	$(25,218,751)
	Total Sales Commitments Cost $(25,138,124)	$(25,218,751)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$80,983
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	6,674,869
Credit contracts	Upfront payments paid on swap agreements	3,118,193
Interest rate contracts	Upfront payments paid on swap agreements	1,135,753
Credit contracts	Unrealized appreciation on swap agreements	145,234
Interest rate contracts	Unrealized appreciation on swap agreements	4,558,639
Interest rate contracts	Net Assets — Unrealized appreciation**	1,086,855
Interest rate contracts	Net Assets — Unrealized appreciation***	2,990,229
Total Asset Derivatives		$19,790,755
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$4,276,214
Credit contracts	Upfront payments received on swap agreements	1,512,425
Interest rate contracts	Upfront payments received on swap agreements	179,380
Credit contracts	Unrealized depreciation on swap agreements	4,506,729
Interest rate contracts	Unrealized depreciation on swap agreements	148,016
Interest rate contracts	Net Assets — Unrealized depreciation**	2,577,239
Interest rate contracts	Written options, at fair value	962,120
Total Liability Derivatives		$14,162,123

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments.

***  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$3,938,423	$44,768	$3,983,191
Foreign exchange contracts	—	(2,376,715)	—	—	—	(2,376,715)
Interest rate contracts	(36,190)	—	10,603,380	(21,603,848)	(1,963,776)	(13,000,434)
Total	$(36,190)	$(2,376,715)	$10,603,380	$(17,665,425)	$(1,919,008)	$(11,393,958)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(6,426,645)	$—	$(6,426,645)
Foreign exchange contracts	—	195,528	—	—	—	195,528
Interest rate contracts	12,392	—	3,882,418	1,564,303	4,275,228	9,734,341
Total	$12,392	$195,528	$3,882,418	$(4,862,342)	$4,275,228	$3,503,224

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2011

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 77.3%
		Consumer Discretionary: 10.8%
200,000	#	Allison Transmission, Inc., 7.125%, 05/15/19	$197,000	0.2
545,000	#,+	Burger King Capital Holdings LLC / Burger King Capital Finance, Inc., 04/15/19	341,988	0.4
550,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	559,625	0.6
548,625		Chrysler Group LLC, 6.000%, 04/28/17	520,508	0.6
250,000	#	Chrysler Group LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	230,000	0.3
100,000	#	Commercial Vehicle Group, Inc., 7.875%, 04/15/19	96,750	0.1
622,000		Ford Motor Co., 4.250%, 11/15/16	894,902	1.0
104,000	#	Lennar Corp., 2.750%, 12/15/20	116,480	0.1
1,010,000	#,±	Mashantucket Western Pequot Tribe, 8.500%, 11/15/15	50,500	0.1
145,000	#	MDC Partners, Inc., 11.000%, 11/01/16	154,425	0.2
820,000		Navistar International Corp., 3.000%, 10/15/14	887,650	1.0
577,718	#,&	Pegasus Solutions, Inc., 13.000%, 04/15/14	550,276	0.6
495,000		Pierre Foods, Inc., 7.000%, 07/29/16	494,072	0.6
175,000	#	Pittsburgh Glass Works LLC, 8.500%, 04/15/16	169,313	0.2
235,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.250%, 02/15/21	209,150	0.2
105,000	#	Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	110,250	0.1
416,000	#	Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 10.625%, 09/01/17	420,160	0.5
480,000		Wesco Distribution, Inc., 7.500%, 10/15/17	492,600	0.5
3,290,419		Other Securities	3,155,138	3.5
			9,650,787	10.8

Principal Amount†			Value	Percentage of Net Assets
		Consumer Staples: 4.6%
430,000		Alliance One International, Inc., 5.500%, 07/15/14	$330,563	0.4
825,000		Alliance One International, Inc., 10.000%, 07/15/16	746,625	0.8
650,000		NCO Group, Inc., 5.332%, 11/15/13	609,375	0.7
575,000		Pilgrim's Pride Corp., 7.875%, 12/15/18	543,375	0.6
620,000		Ticketmaster Entertainment, Inc., 10.750%, 08/01/16	663,400	0.7
1,230,114		Other Securities	1,207,625	1.4
			4,100,963	4.6
		Energy: 9.3%
200,000	#	Arch Coal, Inc., 7.000%, 06/15/19	205,000	0.2
475,000	#	Arch Coal, Inc., 7.250%, 06/15/21	490,438	0.6
768,000		Chesapeake Energy Corp., 2.250%-2.500%, 05/15/37-12/15/38	668,445	0.8
250,000	#	Coffeyville Resources LLC / Coffeyville Finance, Inc., 9.000%, 04/01/15	266,250	0.3
500,000	#	Expro Finance Luxembourg SCA, 8.500%, 12/15/16	442,500	0.5
305,000	#	Goodrich Petroleum Corp., 8.875%, 03/15/19	306,525	0.3
75,000	#	Green Field Energy Services, Inc., 13.000%, 11/15/16	73,125	0.1
500,000		Holly Energy Partners LP, 6.250%, 03/01/15	506,250	0.6
150,000	#	James River Coal Co., 3.125%, 03/15/18	88,875	0.1
970,000		Massey Energy Co., 3.250%, 08/01/15	900,887	1.0
300,000	#	Midwest Vanadium Pty Ltd., 11.500%, 02/15/18	220,500	0.2
500,000	#	Murray Energy Corp., 10.250%, 10/15/15	498,750	0.6
175,000	#	Peabody Energy Corp., 6.000%, 11/15/18	179,375	0.2
785,000		Quicksilver Resources, Inc., 7.125%, 04/01/16	785,000	0.9
110,000	#	SM Energy Co., 6.500%, 11/15/21	113,850	0.1
2,557,598		Other Securities	2,524,248	2.8
			8,270,018	9.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financials: 8.5%
545,000	#	Alliant Holdings I, Inc., 11.000%, 05/01/15	$564,075	0.6
460,000	#,±	Buffalo Thunder Development Authority, 9.375%, 12/15/14	149,500	0.2
300,000	#	CEVA Group PLC, 11.500%, 04/01/18	272,250	0.3
145,000	#	CEVA Group PLC, 11.625%, 10/01/16	144,637	0.2
1,645,000		Forest City Enterprises, Inc., 6.500%, 02/01/17	1,546,300	1.7
40,000		Forest City Enterprises, Inc., 7.625%, 06/01/15	39,500	0.1
365,000	#	Forest City Enterprises, Inc., 4.250%, 08/15/18	320,287	0.4
150,000	#	Host Hotels & Resorts L.P., 2.500%, 10/15/29	186,563	0.2
360,000	#	HUB International Holdings, Inc., 10.250%, 06/15/15	359,100	0.4
1,000,000	#	Liberty Mutual Group, Inc., 7.000%, 03/15/37	850,000	0.9
540,000		Offshore Group Investments Ltd., 11.500%, 08/01/15	586,575	0.6
335,000	#	Reynolds Group Issuer, Inc., 9.250%, 05/15/18	322,438	0.4
525,000	#	USB Realty Corp., 6.091%, 12/22/49	367,500	0.4
110,000	#	USI Holdings Corp., 4.332%, 11/15/14	100,925	0.1
1,852,892		Other Securities	1,828,043	2.0
			7,637,693	8.5
		Health Care: 7.6%
710,000		Alere, Inc., 3.000%, 05/15/16	676,275	0.7
250,000		Cubist Pharmaceuticals, Inc., 2.250%, 06/15/13	338,125	0.4
532,000		Cubist Pharmaceuticals, Inc., 2.500%, 11/01/17	799,330	0.9
878,852	#,&	Surgical Care Affiliates, Inc., 8.875%, 07/15/15	881,049	1.0
415,000	#	Tenet Healthcare Corp., 6.250%, 11/01/18	423,300	0.5

Principal Amount†			Value	Percentage of Net Assets
746,000		Vertex Pharmaceuticals, Inc., 3.350%, 10/01/15	$786,097	0.9
3,119,979		Other Securities	2,908,804	3.2
			6,812,980	7.6
		Industrials: 10.3%
250,000	#	ADS Tactical, Inc., 11.000%, 04/01/18	248,750	0.3
509,000	+	General Cable Corp., 4.500%, 11/15/29	484,186	0.5
120,000	#	Greenbrier Cos, Inc., 3.500%, 04/01/18	116,850	0.1
190,000	#	Liberty Tire Recycling, 11.000%, 10/01/16	190,475	0.2
465,000		MasTec, Inc., 4.000%, 06/15/14	607,988	0.7
1,065,000	+	Roper Industries, Inc., 01/15/34	1,160,850	1.3
545,000	#	Vishay Intertechnology, Inc., 2.250%, 05/15/41	384,225	0.4
1,166,000		Wesco International, Inc., 6.000%, 09/15/29	2,365,522	2.7
6,667,853		Other Securities	3,623,205	4.1
			9,182,051	10.3
		Information Technology: 7.6%
316,000	#	Allen Systems Group, Inc., 10.500%, 11/15/16	276,500	0.3
150,000	#	Emdeon, Inc., 11.000%, 12/31/19	157,688	0.2
89,000	#	First Data Corp., 8.250%, 01/15/21	80,100	0.1
625,641		Frac Tech International LLC, 6.250%, 04/19/16	618,651	0.7
571,000	#	Lam Research Corp., 1.250%, 05/15/18	538,168	0.6
450,000	#	Mentor Graphics Corp., 4.000%, 04/01/31	457,312	0.5
460,000	#	Novellus Systems, Inc., 2.625%, 05/15/41	553,150	0.6
550,000		Nuance Communications, Inc., 2.750%, 08/15/27	796,125	0.9
200,000	#	Nuance Communications, Inc., 2.750%, 11/01/31	215,750	0.2
556,000		ON Semiconductor Corp., 2.625%, 12/15/26	616,465	0.7
250,000	#	Seagate HDD Cayman, 7.000%, 11/01/21	257,500	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Information Technology (continued)
210,000	#	Seagate HDD Cayman, 7.750%, 12/15/18	$224,437	0.3
150,000	#	WebMD Health Corp., 2.250%, 03/31/16	144,750	0.2
750,000	#	WebMD Health Corp., 2.500%, 01/31/18	702,188	0.8
2,505,000		Other Securities	1,110,095	1.2
			6,748,879	7.6
		Materials: 8.8%
550,000	#	Algoma Acquisition Corp., 9.875%, 06/15/15	475,750	0.5
250,000	#	APERAM, 7.375%, 04/01/16	215,000	0.2
150,000	#	Appleton Papers, Inc., 10.500%, 06/15/15	148,687	0.2
317,892	#,&	ARD Finance SA, 11.125%, 06/01/18	273,387	0.3
135,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	142,088	0.1
640,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	662,400	0.7
400,000		Graham Packaging Co. L.P. / GPC Capital Corp. I, 8.250%, 01/01/17	406,500	0.4
225,000		Graham Packaging Co., Inc., 9.875%, 10/15/14	229,781	0.3
215,000	#	Ineos Finance PLC, 9.000%, 05/15/15	219,300	0.2
235,000	#	Ineos Group Holdings PLC, 8.500%, 02/15/16	188,000	0.2
150,000	#	JMC Steel Group, 8.250%, 03/15/18	147,000	0.2
225,000	#	LyondellBasell Industries NV, 6.000%, 11/15/21	234,562	0.3
155,000	#	Millar Western Forest Products Ltd., 8.500%, 04/01/21	118,575	0.1
1,400,000		Nova Chemicals Corp., 7.875%, 09/15/25	1,400,000	1.6
325,000	#	Packaging Dynamics Corp., 8.750%, 02/01/16	326,625	0.4
570,000		Texas Industries, Inc., 9.250%, 08/15/20	513,000	0.6
253,000	#	USG Corp., 8.375%, 10/15/18	234,025	0.3
2,087,080		Other Securities	1,952,862	2.2
			7,887,542	8.8

Principal Amount†			Value	Percentage of Net Assets
		Telecommunications: 7.1%
680,000		Cincinnati Bell, Inc., 8.250%-8.375%, 10/15/17-10/15/20	$684,500	0.8
600,000		Cricket Communications, Inc., 7.750%, 10/15/20	526,500	0.6
245,000		Frontier Communications Corp., 8.500%, 04/15/20	252,044	0.3
555,000		Frontier Communications Corp., 8.750%, 04/15/22	552,225	0.6
590,000	#,&	Intelsat Bermuda Ltd., 11.500%, 02/04/17	570,825	0.6
50,000	#	Intelsat Jackson Holdings SA, 7.250%, 04/01/19	50,875	0.1
105,000	#	InterDigital, Inc./PA, 2.500%, 03/15/16	110,250	0.1
85,000	#	MPL 2 Acquisition Canco, Inc., 9.875%, 08/15/18	74,800	0.1
700,000		PAETEC Holding Corp., 8.875%, 06/30/17	759,500	0.8
350,000		Windstream Corp., 7.750%, 10/01/21	360,500	0.4
460,000	#	Windstream Corp., 7.500%, 06/01/22	460,000	0.5
1,988,753		Other Securities	1,923,019	2.2
			6,325,038	7.1
		Utilities: 2.7%
700,000	#	Foresight Energy LLC / Foresight Energy Corp., 9.625%, 08/15/17	721,000	0.8
330,000	#	Intergen NV, 9.000%, 06/30/17	348,975	0.4
275,000		NRG Energy, Inc., 7.625%, 01/15/18	276,375	0.3
550,000	#	NRG Energy, Inc., 7.625%, 05/15/19	541,750	0.6
200,000	#	NRG Energy, Inc., 7.875%, 05/15/21	196,000	0.3
100,000	#	Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc., 11.500%, 10/01/20	85,375	0.1
375,000		Other Securities	208,125	0.2
			2,377,600	2.7
		Total Corporate Bonds/Notes (Cost $66,845,457)	68,993,551	77.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.1%
1,000,000	#	Timberstar Trust, 7.530%, 10/15/36	$927,504	1.1
		Total Collateralized Mortgage Obligations (Cost $1,008,473)	927,504	1.1
MUNICIPAL BONDS: 0.4%
		Ohio: 0.4%
495,000		Other Securities	358,475	0.4
		Total Municipal Bonds (Cost $379,167)	358,475	0.4
ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
150,000	#	Dominos Pizza Master Issuer LLC, 5.261%, 04/25/37	150,766	0.2
120,000		Other Securities	41,313	0.0
		Total Asset-Backed Securities (Cost $209,010)	192,079	0.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: 14.6%
		Consumer Discretionary: 1.0%
10,709		Starbucks Corp.	$492,721	0.5
32,582		Other Securities	444,695	0.5
			937,416	1.0
		Consumer Staples: 0.1%
35,400		Other Securities	96,288	0.1
		Energy: 0.8%
73,681		Other Securities	758,645	0.8
		Financials: 0.2%
3,096		Other Securities	217,431	0.2
		Health Care: 3.4%
1,400	@	Alere, Inc.	32,326	0.0
3,611		Alere, Inc.	758,310	0.9
11,045	@	Thermo Fisher Scientific, Inc.	496,694	0.6
29,192		Other Securities	1,709,784	1.9
			2,997,114	3.4
		Industrials: 3.5%
17,548	@	BE Aerospace, Inc.	679,283	0.8
112,021		Other Securities	2,428,318	2.7
			3,107,601	3.5

Shares			Value	Percentage of Net Assets
		Information Technology: 1.7%
95,304		Other Securities	$1,473,919	1.7
		Materials: 3.2%
16,600		Freeport-McMoRan Copper & Gold, Inc.	610,714	0.7
34,947	@	Georgia Gulf Corp.	681,117	0.8
31,949		LyondellBasell Industries NV	1,038,023	1.1
106,804		Other Securities	555,612	0.6
			2,885,466	3.2
		Telecommunications: 0.4%
28,800		Other Securities	338,112	0.4
		Utilities: 0.3%
10,564		Other Securities	233,253	0.3
		Total Common Stock (Cost $10,165,487)	13,045,245	14.6
PREFERRED STOCK: 2.9%
		Energy: 0.7%
12,900		Other Securities	599,693	0.7
		Financials: 1.9%
325	#,P	Ally Financial, Inc.	232,994	0.3
27,580	P	Forest City Enterprises, Inc.	1,272,616	1.4
775	#,@	Perseus Holding Corp.	28,675	0.0
10,000		Other Securities	193,400	0.2
			1,727,685	1.9
		Industrials: 0.3%
2,200	P	General Cable Corp.	275,688	0.3
		Total Preferred Stock (Cost $2,626,653)	2,603,066	2.9
WARRANTS: 0.0%
		Energy: 0.0%
75		Other Securities	3,450	0.0
		Industrials: 0.0%
74,759		Other Securities	13,008	0.0
		Information Technology: —%
840		Other Securities	—	—
		Total Warrants (Cost $24,243)	16,458	0.0
		Total Long-Term Investments (Cost $81,258,490)	86,136,378	96.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Mutual Funds: 2.2%
1,985,452	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,985,452)	$1,985,452	2.2
	Total Short-Term Investments (Cost $1,985,452)	1,985,452	2.2
	Total Investments in Securities (Cost $83,243,942)	$88,121,830	98.7
	Assets in Excess of Other Liabilities	1,119,666	1.3
	Net Assets	$89,241,496	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@  Non-income producing security

&  Payment-in-kind

+  Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

P  Preferred Stock may be called prior to convertible date.

±  Defaulted security

  Cost for federal income tax purposes is $83,322,937.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,895,933
Gross Unrealized Depreciation	(6,097,040)
Net Unrealized Appreciation	$4,798,893

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$931,143	$—	$6,273	$937,416
Consumer Staples	96,288	—	—	96,288
Energy	758,645	—	—	758,645
Financials	217,431	—	—	217,431
Health Care	2,997,114	—	—	2,997,114
Industrials	3,107,601	—	—	3,107,601
Information Technology	1,473,919	—	—	1,473,919
Materials	2,885,466	—	—	2,885,466
Telecommunications	338,112	—	—	338,112
Utilities	233,253	—	—	233,253
Total Common Stock	13,038,972	—	6,273	13,045,245
Preferred Stock	—	1,301,775	1,301,291	2,603,066
Warrants	—	13,008	3,450	16,458
Corporate Bonds/Notes	—	68,108,977	884,574	68,993,551
Collateralized Mortgage Obligations	—	927,504	—	927,504
Municipal Bonds	—	358,475	—	358,475
Short-Term Investments	1,985,452	—	—	1,985,452
Asset-Backed Securities	—	192,079	—	192,079
Total Investments, at value	$15,024,424	$70,901,818	$2,195,588	$88,121,830

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Common Stock	$—	$—	$(3)	$—	$—	$6,276	$—	$—	$6,273
Preferred Stock	1,931,673	—	(295,102)	—	199,200	(534,480)	—	—	1,301,291
Warrants	—	2,924	—	—	—	526	—	—	3,450
Corporate Bonds/Notes	—	365,267	—	3,594	—	(34,563)	550,276	—	884,574
Total Investments, at value	$1,931,673	$368,191	$(295,105)	$3,594	$199,200	$(562,241)	$550,276	$—	$2,195,588

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(562,244).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Consumer Discretionary: 20.6%
95,400	@	Bed Bath & Beyond, Inc.	$5,530,338	0.8
176,500	@	Carmax, Inc.	5,379,720	0.8
153,950	@	Discovery Communications, Inc. - Class C	5,803,915	0.8
46,650	@	Dollar Tree, Inc.	3,877,082	0.5
306,300	@	Liberty Media Corp. - Interactive - Class A	4,966,654	0.7
184,812		Marriott International, Inc.	5,390,966	0.8
177,900		Mattel, Inc.	4,938,504	0.7
110,600		McGraw-Hill Cos., Inc.	4,973,682	0.7
176,419	@,X	Michael Kors Holdings Ltd.	4,615,017	0.6
133,900		Omnicom Group	5,969,262	0.8
61,400	@	O'Reilly Automotive, Inc.	4,908,930	0.7
138,000		Ross Stores, Inc.	6,559,140	0.9
149,600		Sotheby's	4,268,088	0.6
112,000		Starwood Hotels & Resorts Worldwide, Inc.	5,372,640	0.8
82,150		Tim Hortons, Inc.	3,977,703	0.6
1,954,039		Other Securities (a)	69,183,812	9.8
			145,715,453	20.6
		Consumer Staples: 4.7%
69,100		Whole Foods Market, Inc.	4,807,978	0.7
685,100		Other Securities	28,217,048	4.0
			33,025,026	4.7
		Energy: 9.0%
119,600	@	Cameron International Corp.	5,883,124	0.8
54,100	@	Concho Resources, Inc.	5,071,875	0.7
122,600	@	FMC Technologies, Inc.	6,403,398	0.9
95,100		Oceaneering International, Inc.	4,386,963	0.6
123,300		Peabody Energy Corp.	4,082,463	0.6
85,100		Range Resources Corp.	5,271,094	0.8
985,569		Other Securities (a)	32,440,423	4.6
			63,539,340	9.0
		Financials: 6.7%
39,600	@	Intercontinental Exchange, Inc.	4,773,780	0.7
86,600		Jones Lang LaSalle, Inc.	5,305,116	0.8
1,628,146		Other Securities (a)	37,008,419	5.2
			47,087,315	6.7

Shares			Value	Percentage of Net Assets
		Health Care: 12.7%
77,000	@	Alexion Pharmaceuticals, Inc.	$5,505,500	0.8
170,800		AmerisourceBergen Corp.	6,352,052	0.9
55,600		CR Bard, Inc.	4,753,800	0.6
74,900		Quest Diagnostics	4,348,694	0.6
1,980,600		Other Securities (a)	69,071,698	9.8
			90,031,744	12.7
		Industrials: 15.9%
72,100		CH Robinson Worldwide, Inc.	5,031,138	0.7
87,300		Cooper Industries PLC	4,727,295	0.7
95,700		Expeditors International Washington, Inc.	3,919,872	0.6
82,900		Fluor Corp.	4,165,725	0.6
60,600		Joy Global, Inc.	4,543,182	0.6
74,900	@	Kansas City Southern	5,093,949	0.7
47,200		Roper Industries, Inc.	4,100,264	0.6
22,300		WW Grainger, Inc.	4,174,337	0.6
2,287,825		Other Securities (a)	76,343,328	10.8
			112,099,090	15.9
		Information Technology: 21.1%
109,500		Altera Corp.	4,062,450	0.6
119,200		Analog Devices, Inc.	4,264,976	0.6
142,000	@	Autodesk, Inc.	4,306,860	0.6
233,880	@,X	Groupon, Inc. - Class A	4,583,697	0.7
84,800		Intuit, Inc.	4,459,632	0.6
243,500	@	Nuance Communications, Inc.	6,126,460	0.9
107,000	@	Red Hat, Inc.	4,418,030	0.6
114,600	@	Trimble Navigation Ltd.	4,973,640	0.7
349,400		Western Union Co.	6,380,044	0.9
142,700		Xilinx, Inc.	4,574,962	0.6
4,367,524		Other Securities (a)	100,552,029	14.3
			148,702,780	21.1
		Materials: 6.8%
63,000		Cliffs Natural Resources, Inc.	3,928,050	0.6
83,600		Compass Minerals International, Inc.	5,755,860	0.8
63,100		Sherwin-Williams Co.	5,632,937	0.8
1,208,800		Other Securities (a)	32,802,914	4.6
			48,119,761	6.8
		Telecommunications: 1.7%
140,200	@	Crown Castle International Corp.	6,280,960	0.9
114,950	@	SBA Communications Corp.	4,938,252	0.7

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Telecommunications (continued)
34,600	Other Securities	$736,980	0.1
		11,956,192	1.7
	Utilities: 0.4%
178,800	Other Securities	2,919,804	0.4
	Total Common Stock (Cost $647,555,286)	703,196,505	99.6
PREFERRED STOCK: 0.1%
	Information Technology: 0.1%
32,539	Other Securities	431,467	0.1
	Total Preferred Stock (Cost $431,467)	431,467	0.1
	Total Long-Term Investments (Cost $647,986,753)	703,627,972	99.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.5%
	Securities Lending Collateralcc(1): 3.4%
5,591,715	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $5,591,764, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $5,703,550, due 01/19/12-12/20/41)	$5,591,715	0.8
5,591,715	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $5,591,776, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $5,703,550, due 06/28/12-11/01/41)	5,591,715	0.8

Principal Amount†		Value	Percentage of Net Assets
5,591,715	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $5,591,776, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $5,703,549, due 04/01/20-12/01/48)	$5,591,715	0.8
5,591,715	Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $5,591,764, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $5,703,549, due 11/15/12-10/01/44)	5,591,715	0.8
1,177,203	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $1,177,204, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $1,200,748, due 08/15/12-11/15/40)	1,177,203	0.2
		23,544,063	3.4

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
810,229	T. Rowe Price Reserve Investment Fund (Cost $810,229)	$810,229	0.1
	Total Short-Term Investments (Cost $24,354,292)	24,354,292	3.5
	Total Investments in Securities (Cost $672,341,045)	$727,982,264	103.2
	Liabilities in Excess of Other Assets	(22,677,317)	(3.2)
	Net Assets	$705,304,947	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2011.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

  Cost for federal income tax purposes is $672,636,441.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$136,852,286
Gross Unrealized Depreciation	(81,506,463)
Net Unrealized Appreciation	$55,345,823

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$142,059,636	$3,655,817	$—	$145,715,453
Consumer Staples	33,025,026	—	—	33,025,026
Energy	63,539,340	—	—	63,539,340
Financials	47,087,315	—	—	47,087,315
Health Care	90,031,744	—	—	90,031,744
Industrials	112,099,090	—	—	112,099,090
Information Technology	142,370,967	—	6,331,813	148,702,780
Materials	45,265,711	2,854,050	—	48,119,761
Telecommunications	11,956,192	—	—	11,956,192
Utilities	2,919,804	—	—	2,919,804
Total Common Stock	690,354,825	6,509,867	6,331,813	703,196,505
Preferred Stock	—	431,467	—	431,467
Short-Term Investments	810,229	23,544,063	—	24,354,292
Total Investments, at value	$691,165,054	$30,485,397	$6,331,813	$727,982,264

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Common Stock	$—	$1,748,116	$—	$—	$—	$—	$4,583,697	$—	$6,331,813
Short-Term Investments	1,907,814	—	(1,907,814)	—	(476,954)	476,954	—	—	—
Total Investments, at value	$1,907,814	$1,748,116	$(1,907,814)	$—	$(476,954)	$476,954	$4,583,697	$—	$6,331,813

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ 0 .

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO   AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Consumer Discretionary: 18.4%
194,000	@	Amazon.com, Inc.	$33,581,400	3.4
215,400	@	Carmax, Inc.	6,565,392	0.7
26,200	@	Chipotle Mexican Grill, Inc.	8,848,788	0.9
176,800	@	Las Vegas Sands Corp.	7,554,664	0.8
278,411		Marriott International, Inc.	8,121,249	0.8
132,000		Nike, Inc.	12,720,840	1.3
46,359	@	Priceline.com, Inc.	21,682,568	2.2
40,000		Ralph Lauren Corp.	5,523,200	0.5
283,800		Starbucks Corp.	13,057,638	1.3
133,900		Starwood Hotels & Resorts Worldwide, Inc.	6,423,183	0.6
212,400		Walt Disney Co.	7,965,000	0.8
115,300		Yum! Brands, Inc.	6,803,853	0.7
1,894,204		Other Securities (a)	43,432,939	4.4
			182,280,714	18.4
		Consumer Staples: 1.9%
96,400		Costco Wholesale Corp.	8,032,048	0.8
182,900		Other Securities	11,035,286	1.1
			19,067,334	1.9
		Energy: 7.6%
163,200	@	Cameron International Corp.	8,027,808	0.8
103,200	@,L	Continental Resources, Inc.	6,884,472	0.7
129,800		EOG Resources, Inc.	12,786,598	1.3
229,900	@	FMC Technologies, Inc.	12,007,677	1.2
122,000		Occidental Petroleum Corp.	11,431,400	1.2
199,900		Schlumberger Ltd.	13,655,169	1.4
421,800		Other Securities	9,925,399	1.0
			74,718,523	7.6
		Financials: 4.1%
271,900		American Express Co.	12,825,523	1.3
107,208		Franklin Resources, Inc.	10,298,400	1.0
53,100	@	Intercontinental Exchange, Inc.	6,401,205	0.6
338,100	@	Invesco Ltd.	6,792,429	0.7
199,676		Other Securities	4,688,171	0.5
			41,005,728	4.1

Shares			Value	Percentage of Net Assets
		Health Care: 6.0%
148,500	@	Express Scripts, Inc.	$6,636,465	0.7
174,700		McKesson Corp.	13,610,877	1.4
771,658		Other Securities	38,738,815	3.9
			58,986,157	6.0
		Industrials: 15.4%
116,300		Boeing Co.	8,530,605	0.9
601,800		Danaher Corp.	28,308,672	2.8
347,900	L	Fastenal Co.	15,171,919	1.5
187,000		FedEx Corp.	15,616,370	1.6
89,700	@	Kansas City Southern	6,100,497	0.6
88,800		Precision Castparts Corp.	14,633,352	1.5
111,500		Union Pacific Corp.	11,812,310	1.2
119,200		United Parcel Service, Inc. - Class B	8,724,248	0.9
711,600		Other Securities	43,417,465	4.4
			152,315,438	15.4
		Information Technology: 35.6%
199,800		Accenture PLC	10,635,354	1.1
224,800	@	Apple, Inc.	91,044,000	9.2
181,900	@	Baidu.com ADR	21,185,893	2.1
219,800		Broadcom Corp.	6,453,328	0.6
496,900		Corning, Inc.	6,449,762	0.6
360,100	@	eBay, Inc.	10,921,833	1.1
279,291	@,X	Facebook, Inc.	8,699,105	0.9
74,150	@	Google, Inc. - Class A	47,893,485	4.8
252,012	@,X	Groupon, Inc. - Class A	4,939,057	0.5
371,400	@	Juniper Networks, Inc.	7,580,274	0.8
97,711	#,@	Mail.ru Group Ltd. GDR	2,536,268	0.3
76,600		Mastercard, Inc.	28,558,012	2.9
511,400		Qualcomm, Inc.	27,973,580	2.8
348,600		Tencent Holdings Ltd.	6,980,147	0.7
143,200		Visa, Inc.	14,539,096	1.5
1,895,745		Other Securities (a)	55,559,283	5.7
			351,948,477	35.6
		Materials: 4.4%
194,057		BHP Billiton Ltd.	6,849,938	0.7
224,400		Praxair, Inc.	23,988,360	2.4
259,000		Other Securities	12,156,158	1.3
			42,994,456	4.4
		Telecommunications: 4.5%
358,100		American Tower Corp.	21,489,581	2.2
519,112	@	Crown Castle International Corp.	23,256,218	2.3
			44,745,799	4.5
		Total Common Stock (Cost $750,798,347)	968,062,626	97.9

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.9%
	Securities Lending Collateralcc(1): 2.9%
6,778,929	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $6,778,988, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $6,914,508, due 01/19/12- 12/20/41)	$6,778,929	0.7
6,778,929	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $6,778,988, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $6,914,508, due 06/28/12- 11/01/41)	6,778,929	0.7
6,778,929	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $6,779,003, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $6,914,508, due 04/01/20- 12/01/48)	6,778,929	0.7

Principal Amount†		Value	Percentage of Net Assets
6,778,929	Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $6,778,988, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $6,914,508, due 11/15/12- 10/01/44)	$6,778,929	0.7
1,427,143	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $1,427,145, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $1,455,686, due 08/15/12- 11/15/40)	1,427,143	0.1
		28,542,859	2.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.0%
19,974,295	T. Rowe Price Reserve Investment Fund (Cost $19,974,295)	$19,974,295	2.0
	Total Short-Term Investments (Cost $48,517,154)	48,517,154	4.9
	Total Investments in Securities (Cost $799,315,501)	$1,016,579,780	102.8
	Liabilities in Excess of Other Assets	(27,655,455)	(2.8)
	Net Assets	$988,924,325	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2011.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

  Cost for federal income tax purposes is $803,815,682.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$253,297,675
Gross Unrealized Depreciation	(40,533,577)
Net Unrealized Appreciation	$212,764,098

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$173,996,711	$8,284,003	$—	$182,280,714
Consumer Staples	19,067,334	—	—	19,067,334
Energy	74,718,523	—	—	74,718,523
Financials	41,005,728	—	—	41,005,728
Health Care	58,986,157	—	—	58,986,157
Industrials	152,315,438	—	—	152,315,438
Information Technology	324,549,539	12,067,456	15,331,482	351,948,477
Materials	36,144,518	6,849,938	—	42,994,456
Telecommunications	44,745,799	—	—	44,745,799
Total Common Stock	925,529,747	27,201,397	15,331,482	968,062,626
Short-Term Investments	19,974,295	28,542,859	—	48,517,154
Total Investments, at value	$945,504,042	$55,744,256	$15,331,482	$1,016,579,780

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Common Stock	$—	$10,153,808	$—	$—	$—	$238,617	$4,939,057	$—	$15,331,482
Short-Term Investments	1,356,580	—	(1,356,580)	—	(339,145)	339,145	—	—	—
Total Investments, at value	$1,356,580	$10,153,808	$(1,356,580)	$—	$(339,145)	$577,762	$4,939,057	$—	$15,331,482

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ 238,617 .

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2011

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.4%
	Austria: 0.7%
285,860	Other Securities	$3,419,836	0.7
	Bermuda: 0.5%
43,930	Other Securities	2,820,745	0.5
	Brazil: 1.4%
206,834	Petroleo Brasileiro SA ADR	5,139,825	1.0
100,920	Other Securities	2,078,952	0.4
		7,218,777	1.4
	Canada: 2.1%
596,300	Talisman Energy, Inc.	7,597,521	1.5
137,400	Other Securities	3,311,087	0.6
		10,908,608	2.1
	China: 6.7%
795,000	China Mobile Ltd.	7,723,892	1.5
22,294,000	China Telecom Corp., Ltd.	12,680,540	2.4
13,026,153	Shanghai Electric Group Co., Ltd.	6,006,988	1.2
3,820,570	Other Securities	8,086,783	1.6
		34,498,203	6.7
	Denmark: 0.2%
119,830	Other Securities	1,288,783	0.2
	France: 8.8%
476,931	AXA S.A.	6,164,896	1.2
110,730	Cie Generale des Etablissements Michelin	6,524,332	1.3
446,220	France Telecom S.A.	6,984,063	1.3
155,898	Sanofi-Aventis	11,395,758	2.2
172,448	Total S.A.	8,799,636	1.7
210,226	Other Securities	5,955,363	1.1
		45,824,048	8.8
	Germany: 10.8%
393,350	Deutsche Post AG	6,047,443	1.1
241,782	E.ON AG	5,210,426	1.0
1,029,094	Infineon Technologies AG	7,729,011	1.5
76,740	Merck KGaA	7,642,074	1.5
46,660	Muenchener Rueckversicherungs AG	5,717,831	1.1
193,706	SAP AG	10,245,405	2.0
96,313	Siemens AG	9,214,807	1.8
251,590	Other Securities	3,979,628	0.8
		55,786,625	10.8

Shares			Value	Percentage of Net Assets
		Hong Kong: 3.6%
2,414,500		AIA Group Ltd.	$7,516,151	1.5
1,050,200		Other Securities	11,056,527	2.1
			18,572,678	3.6
		India: 3.0%
799,122		Housing Development Finance Corp.	9,800,446	1.9
218,930		ICICI Bank Ltd. ADR	5,786,320	1.1
			15,586,766	3.0
		Italy: 2.7%
387,065		ENI S.p.A.	7,980,346	1.5
2,473,953		Other Securities	5,912,954	1.2
			13,893,300	2.7
		Japan: 2.8%
589,400		Itochu Corp.	5,976,198	1.2
1,162,300		Mitsubishi UFJ Financial Group, Inc.	4,920,576	0.9
107,500		Other Securities	3,554,715	0.7
			14,451,489	2.8
		Netherlands: 8.1%
348,450		Royal Dutch Shell PLC - Class B	13,254,197	2.5
357,255		Koninklijke Philips Electronics NV	7,495,800	1.4
272,512		SBM Offshore NV	5,586,131	1.1
237,050		Unilever NV	8,150,602	1.6
204,010		Other Securities	7,747,245	1.5
			42,233,975	8.1
		Norway: 4.4%
428,280		Statoil ASA	10,968,377	2.1
715,540		Telenor ASA	11,708,928	2.3
			22,677,305	4.4
		Portugal: 0.6%
580,950		Other Securities	3,345,923	0.6
		Singapore: 3.2%
1,154,500		DBS Group Holdings Ltd.	10,247,668	2.0
2,728,000		Singapore Telecommunications Ltd.	6,497,412	1.2
			16,745,080	3.2
		South Korea: 5.6%
105,784	@	LG Electronics, Inc.	6,845,887	1.3
32,483	@	Samsung Electronics Co., Ltd. GDR	14,936,904	2.9
153,438		Other Securities	7,146,167	1.4
			28,928,958	5.6

See Accompanying Notes to Financial Statements

ING TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Spain: 3.3%
531,199	Telefonica S.A.	$9,151,560	1.8
621,862	Other Securities	7,814,663	1.5
		16,966,223	3.3
	Sweden: 1.5%
744,650	Telefonaktiebolaget LM Ericsson	7,551,208	1.5
	Switzerland: 8.2%
153,740	Nestle S.A.	8,828,292	1.7
92,996	Novartis AG	5,309,428	1.0
59,950	Roche Holding AG - Genusschein	10,138,645	2.0
183,721	Swiss Re Ltd.	9,340,326	1.8
405,531	Other Securities	8,731,668	1.7
		42,348,359	8.2
	Taiwan: 2.2%
195,316	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,521,530	0.5
2,305,251	Taiwan Semiconductor Manufacturing Co., Ltd.	5,759,899	1.1
626,784	Other Securities	3,125,772	0.6
		11,407,201	2.2
	United Kingdom: 17.0%
1,533,120	BAE Systems PLC	6,774,532	1.3
931,060	BP PLC	6,632,159	1.3
544,857	GlaxoSmithKline PLC	12,414,976	2.4
846,400	HSBC Holdings PLC	6,447,526	1.2
1,598,725	Kingfisher PLC	6,212,593	1.2
988,660	Marks & Spencer Group PLC	4,774,995	0.9
710,950	Rolls-Royce Holdings PLC	8,231,432	1.6
229,268	Standard Chartered PLC	5,014,631	1.0
1,051,970	Tesco PLC	6,581,957	1.3
3,777,936	Vodafone Group PLC	10,533,209	2.0
2,807,060	Other Securities	14,659,471	2.8
		88,277,481	17.0
	Total Common Stock (Cost $560,678,241)	$504,751,571	97.4
	Assets in Excess of Other Liabilities	13,629,880	2.6
	Net Assets	$518,381,451	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

  Cost for federal income tax purposes is $563,173,471.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$47,523,439
Gross Unrealized Depreciation	(105,945,339)
Net Unrealized Depreciation	$(58,421,900)
Sector Diversification	Percentage of Net Assets
Consumer Discretionary	5.8%
Consumer Staples	4.6
Energy	14.1
Financials	21.0
Health Care	9.9
Industrials	13.7
Information Technology	10.1
Materials	2.7
Telecommunications	13.8
Utilities	1.7
Assets in Excess of Other Liabilities	2.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock
Austria	$—	$3,419,836	$—	$3,419,836
Bermuda	2,820,745	—	—	2,820,745
Brazil	7,218,777	—	—	7,218,777
Canada	10,908,608	—	—	10,908,608
China	—	34,498,203	—	34,498,203
Denmark	—	1,288,783	—	1,288,783
France	—	45,824,048	—	45,824,048
Germany	—	55,786,625	—	55,786,625
Hong Kong	3,237,871	15,334,807	—	18,572,678
India	5,786,320	9,800,446	—	15,586,766
Italy	—	13,893,300	—	13,893,300
Japan	—	14,451,489	—	14,451,489
Netherlands	—	42,233,975	—	42,233,975
Norway	—	22,677,305	—	22,677,305
Portugal	3,345,923	—	—	3,345,923
Singapore	—	16,745,080	—	16,745,080
South Korea	7,146,167	21,782,791	—	28,928,958
Spain	—	16,966,223	—	16,966,223
Sweden	—	7,551,208	—	7,551,208
Switzerland	—	42,348,359	—	42,348,359
Taiwan	5,647,302	5,759,899	—	11,407,201
United Kingdom	—	88,277,481	—	88,277,481
Total Common Stock	46,111,713	458,639,858	—	504,751,571
Total Investments, at value	$46,111,713	$458,639,858	$—	$504,751,571

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO  AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.8%
		Consumer Discretionary: 14.0%
183,100		Best Buy Co., Inc.	$4,279,047	1.9
349,600		Gap, Inc.	6,485,080	3.0
118,096	@	Life Time Fitness, Inc.	5,520,988	2.5
934,600	@	Office Depot, Inc.	2,009,390	0.9
293,500	@	OfficeMax, Inc.	1,332,490	0.6
545,000	@	Pulte Homes, Inc.	3,438,950	1.6
559,600		Staples, Inc.	7,772,844	3.5
			30,838,789	14.0
		Energy: 13.8%
63,192		Apache Corp.	5,723,931	2.6
312,100	@	Bankers Petroleum Ltd.	1,360,220	0.6
94,600		ExxonMobil Corp.	8,018,296	3.6
1,540		Inpex Holdings, Inc.	9,696,191	4.4
694,042	@	SandRidge Energy, Inc.	5,663,383	2.6
			30,462,021	13.8
		Financials: 16.0%
839,100		Bank of America Corp.	4,665,396	2.1
709,200		Charles Schwab Corp.	7,985,592	3.6
639,600	@	Genworth Financial, Inc.	4,189,380	1.9
331,900		Hartford Financial Services Group, Inc.	5,393,375	2.5
138,935		JPMorgan Chase & Co.	4,619,589	2.1
265,600		Metlife, Inc.	8,281,408	3.8
			35,134,740	16.0
		Health Care: 15.5%
194,044	@	Alere, Inc.	4,480,476	2.0
206,965	@	Community Health Systems, Inc.	3,611,539	1.6
244,581	@	Gilead Sciences, Inc.	10,010,700	4.6
208,777	@	Thermo Fisher Scientific, Inc.	9,388,702	4.3
99,775	@	Varian Medical Systems, Inc.	6,697,896	3.0
			34,189,313	15.5
		Industrials: 1.2%
128,000	@	Oshkosh Truck Corp.	2,736,640	1.2
		Information Technology: 24.3%
232,429	@	Amdocs Ltd.	6,631,199	3.0
4,400	@	Apple, Inc.	1,782,000	0.8
109,523		Corning, Inc.	1,421,609	0.6
345,597	@	Dell, Inc.	5,056,084	2.3
15,731	@	Google, Inc. - Class A	10,160,653	4.6
338,200		Hewlett-Packard Co.	8,712,032	4.0
107,600	@	Juniper Networks, Inc.	2,196,116	1.0

Shares			Value	Percentage of Net Assets
833,202	@	MEMC Electronic Materials, Inc.	$3,282,816	1.5
169,474		Microsoft Corp.	4,399,545	2.0
302,638	@	ON Semiconductor Corp.	2,336,365	1.1
458,900	@	Yahoo!, Inc.	7,402,057	3.4
			53,380,476	24.3
		Materials: 6.4%
774,800		Tokyo Steel Manufacturing Co., Ltd.	6,275,958	2.9
290,837	L	United States Steel Corp.	7,695,547	3.5
			13,971,505	6.4
		Telecommunications: 4.6%
955		KDDI Corp.	6,133,300	2.8
236,002	@	Level 3 Communications, Inc.	4,009,674	1.8
			10,142,974	4.6
		Total Common Stock (Cost $236,033,765)	210,856,458	95.8
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.5%
		Telecommunications: 0.5%
891,000		Level 3 Communications, Inc., 6.500%, 10/01/16	$1,088,134	0.5
		Total Corporate Bonds/ Notes (Cost $891,000)	1,088,134	0.5
		Total Long-Term Investments (Cost $236,924,765)	211,944,592	96.3
SHORT-TERM INVESTMENTS: 6.9%
		Securities Lending Collateralcc(1): 3.2%
1,679,761		BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $1,679,772, collateralized by various U.S. Government Agency Obligations, 5.000%-6.000%, Market Value plus accrued interest $1,713,356, due 05/15/24-04/15/41)	1,679,761	0.8

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
1,679,761	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,679,783, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $1,713,356, due 06/01/17-09/01/44)	$1,679,761	0.8
1,679,761	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,679,776, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,713,356, due 01/19/12-12/20/41)	1,679,761	0.7
353,635	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $353,639, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $360,708, due 06/28/12-11/01/41)	353,635	0.1

Principal Amount†		Value	Percentage of Net Assets
1,679,761	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $1,679,765, collateralized by various U.S. Government Securities, 1.875%-4.000%, Market Value plus accrued interest $1,713,359, due 02/15/15-06/30/15)	$1,679,761	0.8
		7,072,679	3.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.7%
8,167,794	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $8,167,794)	$8,167,794	3.7
	Total Short-Term Investments (Cost $15,240,473)	15,240,473	6.9
	Total Investments in Securities (Cost $252,165,238)	$227,185,065	103.2
	Liabilities in Excess of Other Assets	(7,077,865)	(3.2)
	Net Assets	$220,107,200	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

  Cost for federal income tax purposes is $254,654,302.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$12,690,604
Gross Unrealized Depreciation	(40,159,841)
Net Unrealized Depreciation	$(27,469,237)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$30,838,789	$—	$—	$30,838,789
Energy	20,765,830	9,696,191	—	30,462,021
Financials	35,134,740	—	—	35,134,740
Health Care	34,189,313	—	—	34,189,313
Industrials	2,736,640	—	—	2,736,640
Information Technology	53,380,476	—	—	53,380,476
Materials	7,695,547	6,275,958	—	13,971,505
Telecommunications	4,009,674	6,133,300	—	10,142,974
Total Common Stock	188,751,009	22,105,449	—	210,856,458
Corporate Bonds/Notes	—	1,088,134	—	1,088,134
Short-Term Investments	8,167,794	7,072,679	—	15,240,473
Total Investments, at value	$196,918,803	$30,266,262	$—	$227,185,065

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Short-Term Investments	$431,842	$—	$(431,842)	$—	$(107,961)	$107,961	$—	$—	$—
Total Investments, at value	$431,842	$—	$(431,842)	$—	$(107,961)	$107,961	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ 0 .

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING UBS   SUMMARY PORTFOLIO OF INVESTMENTS
U.S. LARGE CAP EQUITY PORTFOLIO  AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.6%
		Consumer Discretionary: 15.7%
11,300	@	Amazon.com, Inc.	$1,956,030	1.4
60,300		Carnival Corp.	1,968,192	1.4
38,300		Coach, Inc.	2,337,832	1.7
128,500		Comcast Corp. - Class A	3,046,735	2.2
83,300	@	General Motors Co.	1,688,491	1.2
90,000		International Game Technology	1,548,000	1.1
40,100		Kohl's Corp.	1,978,935	1.4
82,900		Time Warner, Inc.	2,996,006	2.1
39,400		Viacom - Class B	1,789,154	1.3
80,900		Other Securities (a)	2,668,851	1.9
			21,978,226	15.7
		Consumer Staples: 6.1%
30,300		Colgate-Palmolive Co.	2,799,417	2.0
92,700		Kraft Foods, Inc.	3,463,272	2.5
90,300		Kroger Co.	2,187,066	1.6
			8,449,755	6.1
		Energy: 11.9%
30,900		Baker Hughes, Inc.	1,502,976	1.1
38,200		Ensco International PLC ADR	1,792,344	1.3
21,600		EOG Resources, Inc.	2,127,816	1.5
34,700		ExxonMobil Corp.	2,941,172	2.1
39,000		Hess Corp.	2,215,200	1.6
152,800	@	McDermott International, Inc.	1,758,728	1.3
58,000		Noble Corp.	1,752,760	1.2
83,400		Other Securities	2,595,378	1.8
			16,686,374	11.9
		Financials: 15.2%
37,700		Aflac, Inc.	1,630,902	1.2
106,679		Citigroup, Inc.	2,806,725	2.0
79,700		Invesco Ltd.	1,601,173	1.1
87,200		JPMorgan Chase & Co.	2,899,400	2.1
55,900		Metlife, Inc.	1,742,962	1.3
119,800		Morgan Stanley	1,812,574	1.3
79,300		US Bancorp.	2,145,065	1.5
140,200		Wells Fargo & Co.	3,863,912	2.8
83,400		Other Securities	2,697,324	1.9
			21,200,037	15.2
		Health Care: 14.4%
25,900	@	Alexion Pharmaceuticals, Inc.	1,851,850	1.3
36,300		Baxter International, Inc.	1,796,124	1.3
38,800	@	Gilead Sciences, Inc.	1,588,084	1.1

Shares			Value	Percentage of Net Assets
49,700	@	Hospira, Inc.	$1,509,389	1.1
63,000		Medtronic, Inc.	2,409,750	1.7
72,873		Merck & Co., Inc.	2,747,312	2.0
38,300		UnitedHealth Group, Inc.	1,941,044	1.4
222,100		Other Securities	6,348,206	4.5
			20,191,759	14.4
		Industrials: 10.6%
37,500		Boeing Co.	2,750,625	2.0
29,800		FedEx Corp.	2,488,598	1.8
45,800		General Dynamics Corp.	3,041,578	2.2
174,100	@	Hertz Global Holdings, Inc.	2,040,452	1.4
57,400		Illinois Tool Works, Inc.	2,681,154	1.9
97,700		Textron, Inc.	1,806,473	1.3
			14,808,880	10.6
		Information Technology: 16.1%
101,400	@	Adobe Systems, Inc.	2,866,578	2.0
14,000	@	Apple, Inc.	5,670,000	4.1
138,900		Cisco Systems, Inc.	2,511,312	1.8
61,300		Hewlett-Packard Co.	1,579,088	1.1
150,500	@	Symantec Corp.	2,355,325	1.7
21,900		Visa, Inc.	2,223,507	1.6
359,400		Other Securities	5,321,709	3.8
			22,527,519	16.1
		Materials: 3.9%
52,800		Celanese Corp.	2,337,456	1.7
72,500		Dow Chemical Co.	2,085,100	1.5
14,100		Other Securities (a)	1,063,281	0.7
			5,485,837	3.9
		Utilities: 2.7%
42,900		Edison International	1,776,060	1.3
31,600		NextEra Energy, Inc.	1,923,808	1.4
			3,699,868	2.7
		Total Common Stock (Cost $129,808,121)	135,028,255	96.6
EXCHANGE-TRADED FUNDS: 0.6%
7,600		Other Securities	953,800	0.6
		Total Exchange-Traded Funds (Cost $951,798)	953,800	0.6
		Total Long-Term Investments (Cost $130,759,919)	135,982,055	97.2

See Accompanying Notes to Financial Statements

ING UBS   SUMMARY PORTFOLIO OF INVESTMENTS
U.S. LARGE CAP EQUITY PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
	Securities Lending Collateralcc(1): 1.5%
58,668	BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $58,668, collateralized by various U.S. Government Agency Obligations, 5.000%-6.000%, Market Value plus accrued interest $59,841, due 05/15/24-04/15/41)	$58,668	0.1
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,000,013, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $1,020,000, due 06/01/17-09/01/44)	1,000,000	0.7
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,000,009, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,020,000, due 01/19/12-12/20/41)	1,000,000	0.7
		2,058,668	1.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.9%
4,054,031	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $4,054,031)	$4,054,031	2.9
	Total Short-Term Investments (Cost $6,112,699)	6,112,699	4.4
	Total Investments in Securities (Cost $136,872,618)	$142,094,754	101.6
	Liabilities in Excess of Other Assets	(2,291,022)	(1.6)
	Net Assets	$139,803,732	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

  Cost for federal income tax purposes is $138,213,798.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$15,269,528
Gross Unrealized Depreciation	(11,388,572)
Net Unrealized Appreciation	$3,880,956

See Accompanying Notes to Financial Statements

ING UBS   SUMMARY PORTFOLIO OF INVESTMENTS
U.S. LARGE CAP EQUITY PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock*	$135,028,255	$—	$—	$135,028,255
Exchange-Traded Funds	953,800	—	—	953,800
Short-Term Investments	4,054,031	2,058,668	—	6,112,699
Total Investments, at value	$140,036,086	$2,058,668	$—	$142,094,754

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Short-Term Investments	$655,000	$—	$(655,000)	$—	$(163,750)	$163,750	$—	$—	$—
Total Investments, at value	$655,000	$—	$(655,000)	$—	$(163,750)	$163,750	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2011 were as follows:

Portfolio Name	Type	Per Share Amount
ING American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.1276
Class I	NII	$0.1542
Class S	NII	$0.1276
Class S2	NII	$0.1526
All Classes	LTCG	$0.0011
ING Columbia Small Cap Value II Portfolio
Class ADV	NII	$0.0564
Class I	NII	$0.0702
Class S	NII	$0.0434
Class S2	NII	$0.0643
ING Davis New York Venture Portfolio
Class ADV	NII	$0.1610
Class I	NII	$0.2182
Class S	NII	$0.1727
ING Global Bond Portfolio
Class ADV	NII	$0.8472
Class I	NII	$0.9014
Class S	NII	$0.8591
ING Invesco Van Kampen Comstock Portfolio
Class ADV	NII	$0.1221
Class I	NII	$0.1715
Class S	NII	$0.1442
ING Invesco Van Kampen Equity and Income Portfolio
Class ADV	NII	$0.6304
Class I	NII	$0.7827
Class S	NII	$0.6915
Class S2	NII	$0.6651
ING JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.0867
Class I	NII	$0.1538
Class S	NII	$0.1181
Class S2	NII	$0.1366

Portfolio Name	Type	Per Share Amount
ING Oppenheimer Global Portfolio
Class ADV	NII	$0.1471
Class I	NII	$0.2038
Class S	NII	$0.1716
Class S2	NII	$0.2032
ING PIMCO Total Return Portfolio
Class ADV	NII	$0.3442
Class I	NII	$0.3920
Class S	NII	$0.3643
Class S2	NII	$0.3808
All Classes	STCG	$0.2686
All Classes	LTCG	$0.1489
ING Pioneer High Yield Portfolio
Class I	NII	$0.6249
Class S	NII	$0.5969
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	NII	$0.0099
Class I	NII	$0.0299
Class S	NII	$0.0099
Class S2	NII	$0.0232
ING Templeton Foreign Equity Portfolio
Class ADV	NII	$0.1745
Class I	NII	$0.2038
Class S	NII	$0.1767
Class S2	NII	$0.2015
ING Thornburg Value Portfolio
Class ADV	NII	$0.1298
Class I	NII	$0.2312
Class S	NII	$0.1616
Class S2	NII	$0.1433
ING UBS U.S. Large Cap Equity Portfolio
Class ADV	NII	$0.0576
Class I	NII	$0.1054
Class S	NII	$0.0647

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Century Small-Mid Cap Value Portfolio	100.00%
ING Columbia Small Cap Value II Portfolio	100.00%
ING Davis New York Venture Portfolio	100.00%
ING Invesco Van Kampen Comstock Portfolio	100.00%
ING Invesco Van Kampen Equity and Income Portfolio	69.87%
ING JPMorgan Mid Cap Value Portfolio	100.00%
ING Oppenheimer Global Portfolio	31.64%
ING PIMCO Total Return Portfolio	6.66%
ING Pioneer High Yield Portfolio	9.04%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	100.00%
ING Thornburg Value Portfolio	100.00%
ING UBS U.S. Large Cap Equity Portfolio	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2011. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Oppenheimer Global Portfolio	$2,974,786	$0.0252	79.44%
ING Templeton Foreign Equity Portfolio	$2,161,326	$0.0395	98.87%

*  None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

TAX INFORMATION (UNAUDITED) (CONTINUED)

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company's Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Director	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present) and Consultant (January 2005 - Present).	140	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 - July 2007).	140	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	140	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, 35 Funds (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	November 2007 - Present	Retired.	140	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	January 2005 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	140	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009). 140		Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2006 - Present	Consultant (May 2001 - Present). 140		Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/Director	January 2005 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	140	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Trustees who are "Interested Persons":

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	November 2007 - Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	140	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC (December 2005 - Present).

(1)  Directors serve until their successors are duly elected and qualified. The tenure of each Director is subject to the Board's retirement policy which states that each duly elected or appointed Director who is not an "interested person" of the Company, as defined in the 1940 Act, as amended ("Independent Directors"), shall retire from service as a Director at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  Except for Mr. Mathews and for the purposes of this table "ING Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.. Therefore, for the purposes of this table with reference to Mr. Mathews, "Fund Complex" includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2012.

(3)  Messrs. Crispin and Matthews are deemed "Interested Persons" of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	January 2005 - Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Chief Compliance Officer, ING Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Vice President - Fund Compliance, ING Funds Services, LLC (October 2009 - Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	January 2005 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010)

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Global Bond Portfolio (formerly, ING Oppenheimer Global Strategic Income Portfolio) was held June 7, 2011, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

1  A new sub-advisory agreement for the Portfolio between Directed Services LLC ("DSL"), the Portfolio's investment adviser and ING Investment Management Co. ("ING IM"), the Portfolio's proposed sub-adviser.

2  A new sub-advisory agreement between DSL and ING Investment Management Asia/Pacific (Hong Kong) Limited.

3  A new sub-advisory agreement between DSL and ING Investment Management Advisors B.V.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Bond Portfolio	1	22,521,943.449	718,193.074	921,009.927	0	24,161,146.450
ING Global Bond Portfolio	2	22,269,259.898	927,808.098	964,078.454	0	24,161,146.450
ING Global Bond Portfolio	3	22,566,440.404	646,332.269	948,373.777	0	24,161,146.450

*  Proposals Passed

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, the Portfolios' existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Directors (the "Board") of ING Partners, Inc. (the "Company"), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Portfolios, as such term is defined under the 1940 Act (the "Independent Directors"), annually review and approve them. Thus, at a meeting held on November 17, 2011, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between Directed Services LLC (the "Adviser") and the Portfolios and the sub-advisory contracts ("Sub-Advisory Contracts") with the sub-adviser to each Portfolio (each a "Sub-Adviser" and collectively, the "Sub-Advisers").

The Independent Directors also held separate meetings on October 12 and November 15, 2011 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 17, 2011 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the funds under its jurisdiction, the Directors considered each Portfolio's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2012. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios' existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Directors of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the "Contract Review Process") employed by the Board and its Independent Directors to review and analyze information in connection with the annual renewal of the ING Funds' advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board's membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, the Independent Directors have

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reviewed and refined the renewal and approval process at least annually in order to request additional information from Management and address certain unique characteristics related to the introduction of new Portfolios.

The Board has established two Investment Review Committees (each, an "IRC"), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio's relevant benchmark and/or selected peer group of investment companies ("Selected Peer Groups").

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the contract approval and renewal process has been codified in the ING Funds' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Directors' review of advisory and sub-advisory arrangements (including the Portfolios' Advisory and Sub-Advisory Contracts). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios' Advisory and Sub-Advisory Contracts that would be effective through November 30, 2012. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ended November 30, 2012, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Directors prior to the November 17, 2011 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio's benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Portfolio's) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s);

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(9) independent analyses of Portfolio performance by the Company's Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board's evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2013. The Board further noted that this separation may result in the Adviser's loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and subadvisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio, Initial Class ("Class I") shares were used for purposes of certain comparisons between the Portfolios and their Selected Peer Groups. Class I shares generally were selected so that a Portfolio's share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios' Selected Peer Groups were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature and quality of the services the Sub-Advisers provide to the applicable Portfolios and the Sub-Advisers' compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group ("MRSG"), which analyzes both qualitative (such as in-person meetings and telephonic meetings with Sub-Advisers and research on Sub-Advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Portfolios that they manage. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of a Sub-Adviser's investment process and to try to identify issues that may be relevant to the Sub-Adviser's services to a Portfolio and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new Sub-Advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the ING Fund complex. The Board noted that, for new non-ING-affiliated Sub-Advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new Sub-Adviser, as well as preparing written materials and reports to the Committees and the Board as part of the process of approving any new Sub-Adviser for a Portfolio.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also considered that in the course of monitoring performance of Sub-Advisers, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Portfolios managed by non-ING-affiliated Sub-Advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and myriad other issues that may arise on a day-to-day basis with regards to the Sub-Advisers and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the Committees to assist with addressing any issues that arise.

The Board noted that the Portfolios also benefit from the services of the Adviser's Investment Risk Management Department (the "IRMD"), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Committees, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios' performance.

In considering the Portfolios' Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolios' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2011. In addition, the Board also considered at its November 17, 2011 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2011. The Board's findings specific to each Portfolio's performance are discussed under "Portfolio-by-Portfolio Analysis" below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic and the Portfolios' investment performance.
Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm's-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and each ING-affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm's-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that many of the Portfolios' Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and ING-affiliated Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 17, 2011 meeting in relation to renewing each Portfolio's current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio's management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING American Century Small-Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exceptions of the year-to-date and one-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the most recent calendar quarter, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management's representations with respect to the competitiveness of the Portfolio's expense ratio; (2) that an advisory fee waiver that was put into place at the request of the Board lowers the Portfolio's effective management fee rate; and (3) the Adviser had waived a portion of its advisory fee to meet an expense limitation agreement with respect to the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Baron Small Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Baron Small Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and three-year periods, the second quintile for the most recent calendar quarter, the third quintile for the one-year period, and the fourth quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reach by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations with respect to the competitiveness of the Portfolio's expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Columbia Small Cap Value II Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Columbia Small Cap Value II Portfolio (formerly, ING Columbia Small Cap Value Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, the second quintile for the five-year period, the third quintile for the most recent calendar quarter, and the fourth quintile for the three-year period.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Davis New York Venture Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Davis New York Venture Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the three-year and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that sector allocation had on the Portfolio's performance; (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance; and (3) that, at the request of the board, expense limits for certain classes of the Portfolio would be lowered as a condition of the renewal of the contracts.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management's representations regarding advisory fee waivers that had been put into place, which lower the effective management fee rate payable by the Portfolio; and (2) Management's representations regarding the competitiveness of the Portfolio's expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Bond Portfolio (formerly, ING Oppenheimer Global Strategic Income Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed;

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, and five-year periods, and the third quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Invesco Van Kampen Comstock Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Invesco Van Kampen Comstock Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year period, and the third quintile for the most recent calendar quarter, year-to-date, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations with respect to the competitiveness of the Portfolio's expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Invesco Van Kampen Equity and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Invesco Van Kampen Equity and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

one-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year and five-year periods, the third quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the year-to-date, three-year, and five-year periods, and the fourth quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations with respect to the competitiveness of the Portfolio's expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Global Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Global Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, and three-year periods, and the second quintile for the most recent calendar quarter and five-year periods.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount has not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the three-year period, and the third quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations with respect to the competitiveness of the Portfolio's expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer High Yield Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer High Yield Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, three-year, and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, and five-year periods, and the third quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, and the third quintile for the most recent quarter, year-to-date, and one-year periods.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Templeton Foreign Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Templeton Foreign Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exceptions of the most recent calendar quarter and one-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the third quintile for the year-to-date and one-year periods, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Thornburg Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Thornburg Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, three-year, and five-year periods, but underperformed most recent calendar quarter, one-year, and ten-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the third quintile for the year-to-date period, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and ten-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the effect that stock selection and the Sub-Adviser's high-conviction strategy had on the Portfolio's performance

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

during certain periods; (2) Management's representations that it was analyzing the portfolio management team for the Portfolio since a change in its portfolio managers and intended to make recommendations to the Board once Management completes its analysis; and (3) Management's discussion of favorable performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING UBS U.S. Large Cap Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING UBS U.S. Large Cap Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the third quintile for the one-year and three-year periods, and the fourth quintile for the year-to-date, five-year, and ten-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that stock selection and sector allocation had on the Portfolio's performance; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and equal to the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations with respect to the competitiveness of the Portfolio's management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

  VPAR-UIPI  (1211-022412)

Annual Report

December 31, 2011

Classes ADV, S and S2

ING Partners, Inc.

■ ING Fidelity® VIP Contrafund® Portfolio*

■ ING Fidelity® VIP Equity-Income Portfolio*

■ ING Fidelity® VIP Mid Cap Portfolio*

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

*  Fidelity and Contrafund are registered trademarks of FMR Corp.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	7

Report of Independent Registered Public Accounting Firm	8

Statements of Assets and Liabilities	9

Statements of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	13

Notes to Financial Statements	16

Portfolios of Investments	23

Tax Information	26

Director and Officer Information	27

Advisory Contract Approval Discussion	31

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor's downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional "supercommittee" on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone's debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don't try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 3, 2012

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world's economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the "Arab Spring" in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54)% for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product ("GDP") growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter's figure was finalized at just 1.3%, the common assessment was that the economy was operating at "stall-speed". There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country's credit rating. A bipartisan "Debt Super Committee" appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers' indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone's sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank ("ECB") stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06)% for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone's problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower of higher than the performance data shown. Please call (800) 262-3862 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Russell 3000® Value Index	A market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value oriented companies.

S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

3

ING FIDELITY® VIP CONTRAFUND® PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Fidelity® VIP Contrafund® Portfolio (the "Portfolio") seeks long-term capital appreciation by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Contrafund® Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Contrafund® Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004		Since Inception of Class S2 May 28, 2009
Class S	(3.10)%	0.39%	4.44%		—
Class ADV	(3.31)%	0.15%	4.17%		—
Class S2	(3.29)%	—	—		14.27%
S&P 500® Index	2.11%	(0.25)%	3.63	%(1)	15.26	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Contrafund® Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

(1) Since inception performance of the index is shown from November 1, 2004.

(2) Since inception performance of the index is shown from June 1, 2009.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

4

PORTFOLIO MANAGERS' REPORT

ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO

ING Fidelity® VIP Equity-Income Portfolio (the "Portfolio") seeks reasonable income by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Equity-Income Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004		Since Inception of Class S2 May 28, 2009
Class S	0.33%	(3.04)%	1.48%		—
Class ADV	0.14%	(3.27)%	1.18%		—
Class S2	0.08%	—	—		14.74%
Russell 3000® Value Index	(0.10)%	(2.58)%	3.14	%(1)	14.67	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Equity-Income Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

(1) Since inception performance of the index is shown from November 1, 2004.

(2) Since inception performance of the index is shown from June 1, 2009.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

5

ING FIDELITY® VIP MID CAP PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Fidelity® VIP Mid Cap Portfolio (the "Portfolio") seeks long-term growth of capital by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products Fund III, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Mid Cap Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004		Since Inception of Class S2 May 28, 2009
Class S	(11.11)%	1.91%	6.16%		—
Class ADV	(11.30)%	1.65%	5.88%		—
Class S2	(11.19)%	—	—		13.88%
S&P MidCap 400 Index	(1.73)%	3.32%	6.90	%(1)	19.55	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Mid Cap Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

(1) Since inception performance of the index is shown from November 1, 2004.

(2) Since inception performance of the index is shown from June 1, 2009.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

6

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011, unless otherwise indicated. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Fidelity® VIP Contrafund® Portfolio	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
Class ADV	$1,000.00	$922.80	1.44%	$6.98	$1,000.00	$1,017.95	1.44%	$7.32
Class S	1,000.00	924.10	1.19	5.77	1,000.00	1,019.21	1.19	6.06
Class S2	1,000.00	922.60	1.34	6.49	1,000.00	1,018.45	1.34	6.82
ING Fidelity® VIP Equity-Income Portfolio
Class ADV	$1,000.00	$944.50	1.36%	$6.67	$1,000.00	$1,018.35	1.36%	$6.92
Class S	1,000.00	945.70	1.11	5.44	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	944.60	1.26	6.18	1,000.00	1,018.85	1.26	6.41
ING Fidelity® VIP Mid Cap Portfolio
Class ADV	$1,000.00	$882.30	1.46%	$6.93	$1,000.00	$1,017.85	1.46%	$7.43
Class S	1,000.00	882.90	1.21	5.74	1,000.00	1,019.11	1.21	6.16
Class S2	1,000.00	883.30	1.36	6.46	1,000.00	1,018.35	1.36	6.92

*  Expenses are equal to each Portfolio's respective annualized expense ratios, including the expenses of the master fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, and ING Fidelity® VIP Mid Cap Portfolio, each a series of ING Partners, Inc., as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent of the master funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2012

8

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Fidelity® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity-Income Portfolio	ING Fidelity® VIP Mid Cap Portfolio
ASSETS:
Investments in master fund at value*(1)	$315,278,550	$18,148,880	$50,959,232
Cash	45,397	974	263
Receivables:
Investments in master fund sold	1,956,862	16,516	82,862
Fund shares sold	2,724	230	1,628
Total assets	317,283,533	18,166,600	51,043,985
LIABILITIES:
Payable for investments in master fund purchased	923	—	598
Payable for fund shares redeemed	1,958,663	16,745	83,892
Payable to affiliates	81,338	4,713	13,691
Total liabilities	2,040,924	21,458	98,181
NET ASSETS	$315,242,609	$18,145,142	$50,945,804
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$450,571,321	$36,625,854	$61,439,179
Undistributed (distributions in excess of) net investment income	1,569,865	363,271	(702)
Accumulated net realized loss	(142,298,274)	(21,583,667)	(13,870,975)
Net unrealized appreciation	5,399,697	2,739,684	3,378,302
NET ASSETS	$315,242,609	$18,145,142	$50,945,804
* Cost of investments in master fund at value	$309,878,853	$15,409,196	$47,580,930
Class ADV:
Net Assets	$4,023,397	$454,380	$1,782,920
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	444,569	54,354	153,438
Net asset value and redemption price per share	$9.05	$8.36	$11.62
Class S:
Net Assets	$311,215,198	$17,686,761	$49,159,403
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	34,202,680	2,098,188	4,187,823
Net asset value and redemption price per share	$9.10	$8.43	$11.74
Class S2:
Net Assets	$4,014	$4,001	$3,481
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	448	483	302
Net asset value and redemption price per share	$8.96	$8.28	$11.55

(1)  The master funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income and ING Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the master Fidelity funds' financial statements.

See Accompanying Notes to Financial Statements
9

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Fidelity® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity-Income Portfolio	ING Fidelity® VIP Mid Cap Portfolio
INVESTMENT INCOME:
Dividends from master fund(1)	$2,638,867	$430,154	$12,659
Total investment income	2,638,867	430,154	12,659
EXPENSES:
Distribution and service fees:
Class ADV	21,239	2,355	14,280
Class S	868,518	53,335	160,980
Class S2	22	22	19
Administrative service fees	175,835	10,905	33,627
Miscellaneous expense	284	18	54
Total expenses	1,065,898	66,635	208,960
Net waived and reimbursed fees	(4)	(4)	(4)
Net expenses	1,065,894	66,631	208,956
Net investment income (loss)	1,572,973	363,523	(196,297)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of investments in master fund	(26,377,613)	(1,279,982)	(2,828,234)
Capital gain distributions from investments in master fund	—	—	99,465
Net realized loss	(26,377,613)	(1,279,982)	(2,728,769)
Net change in unrealized appreciation (depreciation) on:
Investments	13,645,029	948,593	(4,364,254)
Net change in unrealized appreciation (depreciation)	13,645,029	948,593	(4,364,254)
Net realized and unrealized loss	(12,732,584)	(331,389)	(7,093,023)
Increase (decrease) in net assets resulting from operations	$(11,159,611)	$32,134	$(7,289,320)

(1)  The master funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income and ING Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the master Fidelity funds' financial statements.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP Contrafund® Portfolio		ING Fidelity® VIP Equity-Income Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$1,572,973	$2,390,898	$363,523	$305,938
Net realized (loss)	(26,377,613)	(55,820,584)	(1,279,982)	(8,396,056)
Net change in unrealized appreciation	13,645,029	106,791,767	948,593	11,852,949
Increase (decrease) in net assets resulting from operations	(11,159,611)	53,362,081	32,134	3,762,831
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(26,874)	(26,135)	(5,971)	(8,551)
Class S	(2,518,772)	(2,831,482)	(300,036)	(513,963)
Class S2	(25)	(39)	(59)	(72)
Total distributions	(2,545,671)	(2,857,656)	(306,066)	(522,586)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,875,043	15,683,612	4,203,169	2,141,736
Proceeds from shares issued in merger (Note 8)	—	17,716,925	—	—
Reinvestment of distributions	2,545,646	2,857,617	306,008	522,514
	29,420,689	36,258,154	4,509,177	2,664,250
Cost of shares redeemed	(59,513,490)	(103,256,389)	(10,546,303)	(16,006,300)
Net decrease in net assets resulting from capital share transactions	(30,092,801)	(66,998,235)	(6,037,126)	(13,342,050)
Net decrease in net assets	(43,798,083)	(16,493,810)	(6,311,058)	(10,101,805)
NET ASSETS:
Beginning of year	359,040,692	375,534,502	24,456,200	34,558,005
End of year	$315,242,609	$359,040,692	$18,145,142	$24,456,200
Undistributed net investment income at end of year	$1,569,865	$2,542,563	$363,271	$305,814

See Accompanying Notes to Financial Statements
11

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP Mid Cap Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment (loss)	$(196,297)	$(129,747)
Net realized (loss)	(2,728,769)	(2,799,953)
Net change in unrealized appreciation (depreciation)	(4,364,254)	20,142,578
Increase (decrease) in net assets resulting from operations	(7,289,320)	17,212,878
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(9,077)
Class S	(96,372)	(346,740)
Class S2	(4)	(19)
Total distributions	(96,376)	(355,836)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,370,754	8,499,751
Reinvestment of distributions	96,372	355,817
	4,467,126	8,855,568
Cost of shares redeemed	(21,599,008)	(16,019,751)
Net decrease in net assets resulting from capital share transactions	(17,131,882)	(7,164,183)
Net decrease in net assets	(24,517,578)	(9,692,859)
NET ASSETS:
Beginning of year	75,463,382	65,770,523
End of year	$50,945,804	$75,463,382
Undistributed (distributions in excess of) net investment income at end of year	$(702)	$96,074

See Accompanying Notes to Financial Statements
12

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)
ING Fidelity® VIP Contrafund® Portfolio
Class ADV
12-31-11	9.42	0.01		(0.33)	(0.32)	0.05	—	—	0.05	9.05	(3.31)
12-31-10	8.16	0.03	•	1.29	1.32	0.06	—	—	0.06	9.42	16.29
12-31-09	6.24	0.05		2.09	2.14	0.02	0.20	—	0.22	8.16	34.71
12-31-08	14.62	0.05	•	(5.34)	(5.29)	0.58	2.51	—	3.09	6.24	(43.00)
12-31-07	13.28	0.03		2.12	2.15	0.02	0.79	—	0.81	14.62	16.69
						—		—
Class S
12-31-11	9.47	0.05		(0.35)	(0.30)	0.07	—	—	0.07	9.10	(3.10)
12-31-10	8.20	0.06	•	1.29	1.35	0.08	—	—	0.08	9.47	16.63
12-31-09	6.28	0.06		2.12	2.18	0.06	0.20	—	0.26	8.20	35.13
12-31-08	14.72	0.06	•	(5.37)	(5.31)	0.62	2.51	—	3.13	6.28	(42.90)
12-31-07	13.37	0.09		2.11	2.20	0.06	0.79	—	0.85	14.72	16.92
						—		—
Class S2
12-31-11	9.33	0.03		(0.34)	(0.31)	0.06	—	—	0.06	8.96	(3.29)
12-31-10	8.11	0.05		1.26	1.31	0.09	—	—	0.09	9.33	16.32
05-28-09(6)- 12-31-09	6.70	0.06	•	1.62	1.68	0.07	0.20	—	0.27	8.11	25.65

	Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund
	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(4)	Expenses including expenses net of all reductions of the master fund(2)(4)	Portfolio turnover rate of the master fund

Year or period ended	(%)	(%)	(%)	($000's)	(%)	(%)	(%)	(%)	(%)
ING Fidelity® VIP Contrafund® Portfolio
Class ADV
12-31-11	0.55	0.55	0.24	4,023	8	1.45	1.44	1.43	135
12-31-10	0.55	0.55	0.40	4,024	5	1.45	1.45	1.43	117
12-31-09	0.55	0.55	0.57	4,268	12	1.47	1.47	1.45	145
12-31-08	0.55	0.55	0.51	3,897	8	1.46	1.46	1.45	172
12-31-07	0.55	0.55	0.24	7,741	35	1.45	1.45	1.44	134

Class S
12-31-11	0.30	0.30	0.45	311,215	8	1.20	1.19	1.18	135
12-31-10	0.30	0.30	0.73	355,013	5	1.20	1.20	1.18	117
12-31-09	0.30	0.30	0.83	371,263	12	1.22	1.22	1.20	145
12-31-08	0.30	0.30	0.58	290,170	8	1.21	1.21	1.20	172
12-31-07	0.30	0.30	0.63	414,723	35	1.20	1.20	1.19	134

Class S2
12-31-11	0.55	0.45	0.35	4	8	1.45	1.34	1.33	135
12-31-10	0.55	0.45	0.59	4	5	1.45	1.35	1.33	117
05-28-09(6)- 12-31-09	0.55	0.45	1.27	4	12	1.47	1.37	1.35	145

See Accompanying Notes to Financial Statements
13

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)
ING Fidelity® VIP Equity-Income Portfolio
Class ADV
12-31-11	8.47	0.16		(0.16)	0.00 *	0.11	—	—	0.11	8.36	0.14
12-31-10	7.55	0.08		0.97	1.05	0.13	—	—	0.13	8.47	14.21
12-31-09	5.99	0.10		1.63	1.73	0.16	0.01	—	0.17	7.55	29.15
12-31-08	11.94	0.22		(4.97)	(4.75)	0.18	1.02	—	1.20	5.99	(43.07)
12-31-07	12.83	0.13	•	(0.01)	0.12	0.21	0.80	—	1.01	11.94	0.69
						—		—
Class S
12-31-11	8.54	0.14	•	(0.13)	0.01	0.12	—	—	0.12	8.43	0.33
12-31-10	7.59	0.08	•	1.01	1.09	0.14	—	—	0.14	8.54	14.68
12-31-09	6.04	0.10	•	1.65	1.75	0.19	0.01	—	0.20	7.59	29.32
12-31-08	12.06	0.20	•	(4.98)	(4.78)	0.22	1.02	—	1.24	6.04	(42.96)
12-31-07	12.94	0.21		(0.05)	0.16	0.24	0.80	—	1.04	12.06	0.97
						—		—
Class S2
12-31-11	8.41	0.16		(0.17)	(0.01)	0.12	—	—	0.12	8.28	0.08
12-31-10	7.50	0.09		0.97	1.06	0.15	—	—	0.15	8.41	14.46
05-28-09(6)- 12-31-09	6.21	0.11	•	1.40	1.51	0.21	0.01	—	0.22	7.50	24.73

	Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund
	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(4)	Expenses including expenses net of all reductions of the master fund(2)(4)	Portfolio turnover rate of the master fund

Year or period ended	(%)	(%)	(%)	($000's)	(%)	(%)	(%)	(%)	(%)
ING Fidelity® VIP Equity-Income Portfolio
Class ADV
12-31-11	0.55	0.55	1.83	454	20	1.36	1.36	1.35	96
12-31-10	0.55	0.55	0.90	473	8	1.36	1.35	1.35	29
12-31-09	0.55	0.55	1.65	510	14	1.38	1.38	1.38	29
12-31-08	0.55	0.55	1.83	399	23	1.37	1.37	1.37	34
12-31-07	0.55	0.55	1.01	944	24	1.35	1.35	1.35	20

Class S
12-31-11	0.30	0.30	1.66	17,687	20	1.11	1.11	1.10	96
12-31-10	0.30	0.30	1.02	23,979	8	1.11	1.10	1.10	29
12-31-09	0.30	0.30	1.62	34,044	14	1.13	1.13	1.13	29
12-31-08	0.30	0.30	2.14	32,759	23	1.12	1.12	1.12	34
12-31-07	0.30	0.30	1.61	53,573	24	1.10	1.10	1.10	20

Class S2
12-31-11	0.55	0.45	1.87	4	20	1.36	1.26	1.25	96
12-31-10	0.55	0.45	1.20	4	8	1.36	1.25	1.25	29
05-28-09(6)- 12-31-09	0.55	0.45	2.66	4	14	1.38	1.28	1.28	29

See Accompanying Notes to Financial Statements
14

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)
ING Fidelity® VIP Mid Cap Portfolio
Class ADV
12-31-11	13.10	(0.07)•	(1.41)	(1.48)	—	—	—	—	11.62	(11.30)
12-31-10	10.28	(0.04)	2.90	2.86	0.04	—	—	0.04	13.10	27.88
12-31-09	8.81	(0.01)	3.24	3.23	0.47	1.29	—	1.76	10.28	38.89
12-31-08	15.59	(0.03)•	(5.91)	(5.94)	—	0.84	—	0.84	8.81	(39.90)
12-31-07	13.84	(0.01)	2.03	2.02	—	0.27	—	0.27	15.59	14.64
					—		—
Class S
12-31-11	13.23	(0.04)	(1.43)	(1.47)	0.02	—	—	0.02	11.74	(11.11)
12-31-10	10.38	(0.02)	2.93	2.91	0.06	—	—	0.06	13.23	28.16
12-31-09	8.88	0.01	3.29	3.30	0.51	1.29	—	1.80	10.38	39.40
12-31-08	15.72	(0.01)•	(5.95)	(5.96)	0.04	0.84	—	0.88	8.88	(39.82)
12-31-07	13.92	0.03 •	2.05	2.08	0.01	0.27	—	0.28	15.72	15.00
					—		—
Class S2
12-31-11	13.02	(0.05)	(1.41)	(1.46)	0.01	—	—	0.01	11.55	(11.19)
12-31-10	10.23	(0.04)	2.89	2.85	0.06	—	—	0.06	13.02	28.02
05-28-09(6)- 12-31-09	9.95	0.01 •	2.10	2.11	0.54	1.29	—	1.83	10.23	23.22

	Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund
	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(4)	Expenses including expenses net of all reductions of the master fund(2)(4)	Portfolio turnover rate of the master fund

Year or period ended	(%)	(%)	(%)	($000's)	(%)	(%)	(%)	(%)	(%)
ING Fidelity® VIP Mid Cap Portfolio
Class ADV
12-31-11	0.55	0.55	(0.54)	1,783	6	1.46	1.46	1.45	84
12-31-10	0.55	0.55	(0.41)	3,453	13	1.46	1.46	1.45	25
12-31-09	0.55	0.55	(0.10)	2,613	13	1.48	1.48	1.48	57
12-31-08	0.55	0.55	(0.20)	1,953	13	1.48	1.48	1.47	145
12-31-07	0.55	0.55	(0.06)	3,315	12	1.46	1.46	1.45	113

Class S
12-31-11	0.30	0.30	(0.28)	49,159	6	1.21	1.21	1.20	84
12-31-10	0.30	0.30	(0.18)	72,007	13	1.21	1.21	1.20	25
12-31-09	0.30	0.30	0.15	63,154	13	1.23	1.23	1.23	57
12-31-08	0.30	0.30	(0.06)	49,238	13	1.23	1.23	1.22	145
12-31-07	0.30	0.30	0.20	77,608	12	1.21	1.21	1.20	113

Class S2
12-31-11	0.55	0.45	(0.43)	3	6	1.46	1.36	1.35	84
12-31-10	0.55	0.45	(0.33)	4	13	1.46	1.36	1.35	25
05-28-09(6)- 12-31-09	0.55	0.45	0.11	3	13	1.48	1.38	1.38	57

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital, if any, at net asset value. Total return for periods less than one year is not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges, which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(2)  Annualized for periods less than one year.

(3)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/ additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)  Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.

(6)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements
15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions. The Portfolios serve as investment options underlying variable insurance products offered by Directed Services LLC ("DSL" or the "Investment Adviser") and its insurance company affiliates. The Company currently consists of forty-three active separate investment series. The three Portfolios included in this report are: ING Fidelity® VIP Contrafund® Portfolio* ("Contrafund"); ING Fidelity® VIP Equity-Income Portfolio* ("Equity-Income") and ING Fidelity® VIP Mid Cap Portfolio* ("Mid Cap") (each, a "Portfolio" and collectively, the "Portfolios").

Each Portfolio in this report operates as a "feeder fund" and seeks to achieve its investment objective by investing all its investable assets in a separate mutual fund ("Master Fund"). Each Master Fund is a registered open-end management investment company that has the same investment objective and substantially similar policies as each corresponding Portfolio. As of December 31, 2011, Contrafund, Equity-Income and Mid Cap Portfolios each held 2.11%, 0.34% and 0.74% of their respective Master Fund. Each Master Fund directly acquires securities and a Portfolio investing in the Master Fund acquires an indirect interest in those securities.

The Portfolios offer three classes of shares, referred to as Adviser Class ("Class ADV"), Service Class ("Class S"), and Service 2 Class ("Class S2"). Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, and any different shareholder services relating to a class of shares. Shares of the Portfolios may be offered to separate accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. Shares of the Portfolios are not currently offered directly to Qualified Plans or custodial accounts.

DSL serves as the investment adviser to the Portfolios. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor") serves as the principal underwriter to the Portfolios.

The Investment Adviser, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolios, and may cause, among other things, interruption or reduction of business and services, diversion of management's attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser's loss of access to services and resources of ING Groep, which could adversely affect its business and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a "change of control" of each entity. A change of control would result in the termination of the Portfolios' advisory agreement,

*  Fidelity and Contrafund are registered trademarks of FMR Corp.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

which would trigger the necessity for new agreement that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolios or their operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. All investments held by the Master Funds are recorded at their estimated fair value, as described below. The valuation of each Portfolio's investment in its corresponding Master Fund is based on the net asset value of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds' notes to their financial statements, which accompany this report.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the adviser's or sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Portfolios of Investments.

For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT ADMINISTRATIVE FEES, AND MASTER FUNDS EXPENSES

Fidelity Management & Research Company ("FMR") serves as investment adviser to each Master Fund. FMR has day-to-day responsibility for choosing investments for each Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee(1).

Each Master Fund, VIP Contrafund® Portfolio, VIP Equity-Income Portfolio and VIP Mid Cap Portfolio, pays FMR a management fee for advisory services at annual rates of 0.56%, 0.46% and 0.56%, of each respective Master Fund's current average daily net assets. Pursuant to its Investment Management Agreement with the Company, if the respective Portfolio does not invest substantially all of its assets in another investment company, DSL may charge an annual advisory fee at annual rates equal to 0.58%, 0.48% and 0.58% of average daily net assets for Contrafund, Equity-Income and Mid Cap, respectively. If a Portfolio invests substantially all of its assets in another investment company, DSL does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

If a Portfolio invests substantially all of its assets in another investment company, IFS will charge an administration fee of 0.05% of average daily net assets for that Portfolio. Pursuant to its administration agreement with the Portfolios, if the respective Portfolio does not invest substantially all of its assets in another investment company, IFS may receive an annual administration fee equal to 0.15%, 0.15% and 0.17% of average daily net assets for Contrafund, Equity-Income and Mid Cap, respectively.

For the year ended December 31, 2011, each Portfolio invested substantially all of its assets in its respective Master Fund.

(1)  Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees, if any), but also indirectly similar expenses of the Master Funds in which each Portfolio invests. Investors also bear their proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

NOTE 4 — INVESTMENT IN UNDERLYING PORTFOLIOS

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of the Master Funds were as follows:

	Purchases	Sales
Contrafund	$28,511,744	$59,534,270
Equity-Income	4,497,951	10,479,580
Mid Cap	4,259,863	21,690,865

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each Portfolio has adopted a Shareholder Servicing Plan ("Service Plan") for the Class S, Class S2 and Class ADV shares of each Portfolio. Under the Service Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S, Class S2, and Class ADV shares.

Each Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") for the Classes ADV and S2 shares of each Portfolio. The Distribution Plan provides for a distribution fee, payable to IID as the Distributor at an annual rate of 0.25% of each Portfolio's average daily net assets attributable to Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of each distribution fee equal to 0.10% of each Portfolio's average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2012.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2011, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities:

Portfolio	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Contrafund	$13,414	$67,924	$81,338
Equity-Income	769	3,944	4,713
Mid Cap	2,218	11,473	13,691

At December 31, 2011, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Contrafund	99.51%
	Equity-Income	98.12%
	Mid Cap	99.17%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by DSL until distribution in accordance with the Plan.

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Contrafund
Class ADV
12-31-11	178,663	—	3,273	(164,564)	17,372	1,704,656	—	26,874	(1,533,583)	197,947
12-31-10	52,094	2,701	3,300	(153,998)	(95,903)	443,515	21,192	26,135	(1,280,629)	(789,787)
Class S
12-31-11	2,607,763	—	305,677	(6,213,144)	(3,299,704)	25,170,387	—	2,518,772	(57,979,907)	(30,290,748)
12-31-10	1,785,342	2,245,900	356,161	(12,154,730)	(7,767,327)	15,240,097	17,692,250	2,831,482	(101,972,277)	(66,208,448)
Class S2
12-31-11	—	—	—	—	—	—	—	—	—	—
12-31-10	—	448	—	(448)	—	—	3,483	—	(3,483)	—
Equity-Income
Class ADV
12-31-11	2,507	—	799	(4,784)	(1,478)	21,142	—	5,971	(41,049)	(13,936)
12-31-10	8,525	—	1,184	(21,524)	(11,815)	66,577	—	8,551	(163,527)	(88,399)
Class S
12-31-11	482,632	—	39,845	(1,233,182)	(710,705)	4,182,027	—	300,037	(10,505,254)	(6,023,190)
12-31-10	267,791	—	70,696	(2,012,615)	(1,674,128)	2,075,159	—	513,963	(15,842,773)	(13,253,651)
Class S2
12-31-11	—	—	—	—	—	—	—	—	—	—
12-31-10	—	—	—	—	—	—	—	—	—	—
Mid Cap
Class ADV
12-31-11	24,938	—	—	(134,995)	(110,057)	324,819	—	—	(1,702,510)	(1,377,691)
12-31-10	57,905	—	827	(49,373)	9,359	691,352	—	9,077	(552,787)	147,642
Class S
12-31-11	305,282	—	8,559	(1,568,539)	(1,254,698)	4,045,935	—	96,372	(19,896,498)	(15,754,191)
12-31-10	664,061	—	31,323	(1,338,499)	(643,115)	7,808,399	—	346,740	(15,466,964)	(7,311,825)
Class S2
12-31-11	—	—	—	—	—	—	—	—	—	—
12-31-10	—	—	—	—	—	—	—	—	—	—

NOTE 8 — REORGANIZATIONS

On August 20, 2010, Contrafund ("Acquiring Portfolio") acquired all of the net assets of ING Fidelity® VIP Growth Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on August 10, 2010. The purposes of the transaction were to combine policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 8 — REORGANIZATIONS (continued)

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2010, are as follows:

Net investment income	$2,332,990
Net realized and unrealized gain on investments	$50,855,304
Net increase in net assets resulting from operations	$53,188,294

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 20, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
	ING
	Fidelity®
	VIP Growth
Contrafund	Portfolio	$17,717	$288,953	$9,054	$(387)	1.119

The net assets of Contrafund after the acquisition were $306,670,363.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Mid Cap	$(96,432)	$195,897	$(99,465)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
	Ordinary Income	Ordinary Income
Contrafund	$2,545,671	$2,857,656
Equity-Income	306,066	522,586
Mid Cap	96,376	355,836

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 were:

	Undistributed Ordinary	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	(Depreciation)	Amount	Character	Expiration
Contrafund	$1,573,956	$(48,216,037)	$(895,347)	Short-term	2016
			(13,374,108)	Short-term	2017
			(57,457,080)	Short-term	2018
			(16,956,005)	Long-term	N/A
			$(88,682,540)*
Equity-Income	363,705	(5,537,357)	(4,401,655)	Short-term	2017
			(5,708,489)	Short-term	2018
			(3,196,482)	Long-term	N/A
			$(13,306,626)
Mid Cap	—	(4,474,183)	(1,491,245)	Short-term	2017
			(2,015,634)	Short-term	2018
			(2,511,611)	Long-term	N/A
			$(6,018,490)

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of December 31, 2011, no provisions for income tax would be required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act are effective for the Portfolios' tax year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

The value of your investment in Contrafund, Equity-Income and Mid Cap changes with the values of the corresponding Master Fund and its investments.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which a Master Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Master Fund. Foreign investments may also subject a Master Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Master Fund's investments.

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements". ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards ("IFRSs"). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of December 31, 2011, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting this ASU.

NOTE 12 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

22

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP CONTRAFUND® PORTFOLIO  AS OF DECEMBER 31, 2011

Shares		Value	Percent of Net Assets
MASTER FUND: 100.0%
13,925,731	Fidelity® VIP Contrafund® Portfolio	$315,278,550	100.0
	Total Investments in Master Fund (Cost $309,878,853)	$315,278,550	100.0
	Liabilities in Excess of Other Assets	(35,941)	—
	Net Assets	$315,242,609	100.0

    Cost for federal income tax purposes is $363,494,587.

    Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(48,216,037)
Net Unrealized Depreciation	$(48,216,037)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Master Fund	$315,278,550	$—	$—	$315,278,550
Total Investments, at value	$315,278,550	$—	$—	$315,278,550

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements
23

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO  AS OF DECEMBER 31, 2011

Shares		Value	Percent of Net Assets
MASTER FUND: 100.0%
985,816	Fidelity® VIP Equity-Income Portfolio	$18,148,880	100.0
	Total Investments in Master Fund (Cost $15,409,196)	$18,148,880	100.0
	Liabilities in Excess of Other Assets	(3,738)	—
	Net Assets	$18,145,142	100.0

    Cost for federal income tax purposes is $23,686,237.

    Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(5,537,357)
Net Unrealized Depreciation	$(5,537,357)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Master Fund	$18,148,880	$—	$—	$18,148,880
Total Investments, at value	$18,148,880	$—	$—	$18,148,880

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements
24

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP MID CAP PORTFOLIO  AS OF DECEMBER 31, 2011

Shares		Value	Percent of Net Assets
MASTER FUND: 100.0%
1,783,038	Fidelity® VIP Mid Cap Portfolio	$50,959,232	100.0
	Total Investments in Master Fund (Cost $47,580,930)	$50,959,232	100.0
	Liabilities in Excess of Other Assets	(13,428)	—
	Net Assets	$50,945,804	100.0

    Cost for federal income tax purposes is $55,433,415.

    Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(4,474,183)
Net Unrealized Depreciation	$(4,474,183)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Master Fund	$50,959,232	$—	$—	$50,959,232
Total Investments, at value	$50,959,232	$—	$—	$50,959,232

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements
25

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2011 were as follows:

Portfolio Name	Type	Per Share Amount
ING Fidelity® VIP Contrafund® Portfolio
Class ADV	NII	$0.0530
Class S	NII	$0.0692
Class S2	NII	$0.0571
ING Fidelity® VIP Equity-Income Portfolio
Class ADV	NII	$0.1087
Class S	NII	$0.1231
Class S2	NII	$0.1221

Portfolio Name	Type	Per Share Amount
ING Fidelity® VIP Mid Cap Portfolio
Class ADV	NII	$—
Class S	NII	$0.0197
Class S2	NII	$0.0120

NII — Net investment income

Of the ordinary distributions made during the year ended December 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Fidelity® VIP Contrafund® Portfolio	100.00%
ING Fidelity® VIP Equity-Income Portfolio	100.00%
ING Fidelity® VIP Mid Cap Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

26

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company's Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Director	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present) and Consultant (January 2005 - Present).	140	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 - July 2007).	140	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	140	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, 35 Funds (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	November 2007 - Present	Retired.	140	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	January 2005 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	140	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009). 140		Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2006 - Present	Consultant (May 2001 - Present). 140		Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/Director	January 2005 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	140	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

27

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	November 2007 - Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	140	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC (December 2005 - Present).

(1)  Directors serve until their successors are duly elected and qualified. The tenure of each Director is subject to the Board's retirement policy which states that each duly elected or appointed Director who is not an "interested person" of the Company, as defined in the 1940 Act, as amended ("Independent Directors"), shall retire from service as a Director at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  Except for Mr. Mathews and for the purposes of this table "ING Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.. Therefore, for the purposes of this table with reference to Mr. Mathews, "Fund Complex" includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2012.

(3)  Messrs. Crispin and Matthews are deemed "Interested Persons" of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

28

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	January 2005 - Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Chief Compliance Officer, ING Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Vice President - Fund Compliance, ING Funds Services, LLC (October 2009 - Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	January 2005 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010)

29

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

30

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, the Portfolios' existing investment advisory contracts will remain in effect only if the Board of Directors (the "Board") of ING Partners, Inc. (the "Company"), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Portfolios, as such term is defined under the 1940 Act (the "Independent Directors"), annually review and approve them. Thus, at a meeting held on November 17, 2011, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between Directed Services LLC (the "Adviser") and the Portfolios.

The Independent Directors also held separate meetings on October 12 and November 15, 2011 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 17, 2011 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts that were subject to renewal for the funds under its jurisdiction, the Directors considered each Portfolio's advisory relationship separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory Contracts for the one-year period ending November 30, 2012. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's advisory arrangement.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios' existing Advisory Contract. Among other actions, the Independent Directors of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory contract renewals and approvals. The result is a process (the "Contract Review Process") employed by the Board and its Independent Directors to review and analyze information in connection with the annual renewal of the ING Funds' advisory contracts, as well as the review and approval of new advisory relationships.

Since the Contract Review Process was first implemented, the Board's membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, the Independent Directors have reviewed and refined the renewal and approval process at least annually in order to request additional information from Management and address certain unique characteristics related to the introduction of new Portfolios.

The Board has established two Investment Review Committees (each, an "IRC"), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser. The IRCs may

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

apply a heightened level of scrutiny in cases where performance has lagged a Portfolio's relevant benchmark and/or selected peer group of investment companies ("Selected Peer Groups").

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the contract approval and renewal process has been codified in the ING Funds' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Directors' review of advisory arrangements (including the Portfolios' Advisory Contracts). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios' Advisory Contracts that would be effective through November 30, 2012. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios for the year ending November 30, 2012, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Directors prior to the November 17, 2011 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio's benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and the investment adviser to the Master Funds in which the Portfolios invest to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory Contracts; (6) copies of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Portfolio's) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Company's Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board's evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2013. The Board further noted that this separation may result in the Adviser's loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control,

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the investment advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

Each Portfolio operates as a master-feeder fund and fully invests in a corresponding master fund (each a "Master Fund") advised by Fidelity Management and Research Company ("Fidelity"). The Board and/or K&L Gates received the following items with respect to the Fidelity: (1) responses from the Fidelity to a series of questions posed by K&L Gates on behalf of the Trustees; (2) copies of the Form ADV for Fidelity; (3) financial statements for Fidelity; and (4) other information relevant to the Board's evaluations.

For each Portfolio, Class S shares were used for purposes of certain comparisons. Class S shares generally were selected because it is a Portfolio's share class with the longest performance history. It should be noted that the performance of a Portfolio primarily reflects the performance of the Master Fund in which it invests.

The Board noted that the Portfolios also benefit from the services of the Adviser's Investment Risk Management Department (the "IRMD"), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Committees, which may vary from the perspective of the MRSG.

The Board also noted the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios' performance.

In considering the Portfolios' Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Company's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio's portfolio management team. The Board took into account the respective resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2011. In addition, the Board also considered at its November 17, 2011 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2011. The Board's findings specific to each Portfolio's performance are discussed under "Portfolio-by-Portfolio Analysis" below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted a Portfolio would benefit from waivers to fees payable at the Portfolio level, and considered the extent to which economies of scale could effectively be realized through expense reductions resulting from such waivers or breakpoint discounts. In evaluating fee breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports and industry information on this topic.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and their respective affiliates from their association with the Portfolios.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with

34

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory fees of the Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in fee rates and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 17, 2011 meeting in relation to renewing each Portfolio's current Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio's management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Fidelity® VIP Contrafund® Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity VIP Contrafund Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year and five-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and five-year periods, the third quintile for the three-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the effect of the stock selection on the Portfolio's performance; (2) that, in March 2011, the management team for the Master Fund was modified; and (3) Management's representations regarding the reasonableness of the Portfolio's performance during certain periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract: (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Contrafund Portfolio (the "Contrafund Master Fund"; and (b) advisory fees are charged by the Contrafund Master Fund, and indirectly borne by the Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) in March 2011 there was a change to the Master Fund's portfolio management team and it is reasonable to permit the new team to establish a longer performance record for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Equity-Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity VIP Equity-Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the most

35

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

recent calendar quarter and three-year periods, and the fourth quintile for the five-year period.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the effect of the Portfolio's 2008 performance data on its performance during certain periods; (2) that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio's performance; and (3) there was a changed in the Portfolio's portfolio management team in April 2011.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract: (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Equity-Income Portfolio (the "Equity-Income Master Fund"; and (b) advisory fees are charged by the Equity-Income Master Fund an indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into consideration Management's representations in respect to the competitiveness of the Portfolio's expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity VIP Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In analyzing this performance data, the Board took into account: (1) that Management will continue to monitor, and the Board or its IRC will periodically review the Portfolio's investment performance; and (2) Management's confidence in the portfolio manager's ability to execute the Portfolio's investment strategy and management's expectation that the Portfolio's longer-term performance will improve.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract: (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Mid Cap Portfolio (the "Mid Cap Master Fund"); and (b) advisory fees are charged by the Mid Cap Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio.

In analyzing this fee data, the Board took into account Management's representations with respect to the competitiveness of the Portfolio's expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

36

Investment Adviser

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

  VPAR-UFID  (1211-022112)

Annual Report

December 31, 2011

Classes ADV, I, S, S2 and T

ING Partners, Inc.

■	ING Solution Aggressive Growth Portfolio

■	ING Solution Conservative Portfolio

■	ING Solution Growth Portfolio

■	ING Solution Income Portfolio

■	ING Solution Moderate Portfolio

■	ING Solution 2015 Portfolio

■	ING Solution 2020 Portfolio

■	ING Solution 2025 Portfolio

■	ING Solution 2030 Portfolio

■	ING Solution 2035 Portfolio

■	ING Solution 2040 Portfolio

■	ING Solution 2045 Portfolio

■	ING Solution 2050 Portfolio

■	ING Solution 2055 Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor’s downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone’s debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 3, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world’s economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54%) for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed”. There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country’s credit rating. A bipartisan “Debt Super Committee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers’ indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone’s sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank (“ECB”) stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06%) for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone’s problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
S&P Target Risk Aggressive Index	Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.
S&P Target Risk Conservative Index	Seeks to emphasize exposure to fixed income in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.
S&P Target Risk Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East® Index

An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

S&P Target Date 2015 Index, S&P Target Date 2020 Index, S&P Target Date 2025 Index, S&P Target Date 2030 Index, S&P Target Date 2035 Index, S&P Target Date 2040 Index and S&P Target Date 2045 Index	Each seeks to represent the market consensus for asset allocations which target an approximate 2015, 2020, 2025, 2030, 2035, 2040, 2045 and beyond 2045 retirement horizon, respectively.

3

ING SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The ING Solution Portfolios consist of ING Solution Aggressive Growth Portfolio, ING Solution Conservative Portfolio, ING Solution Growth Portfolio, ING Solution Income Portfolio, ING Solution Moderate Portfolio, ING Solution 2015 Portfolio, ING Solution 2020 Portfolio, ING Solution 2025 Portfolio, ING Solution 2030 Portfolio, ING Solution 2035 Portfolio, ING Solution 2040 Portfolio, ING Solution 2045 Portfolio, ING Solution 2050 Portfolio and ING Solution 2055 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC (“DSL” or “Investment Adviser”), under the guidance of an Investment Committee(1)(2). ING Investment Management Co. LLC (“Consultant”) is a consultant to the Investment Adviser. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep.

Portfolio Specifics: The Investment Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolios invest are set out on page 7. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by DSL. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolios may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).

The Investment Committee allocates each Portfolio’s assets among the Underlying Funds based on advice from the Consultant.

Equity markets bounced back from a difficult third quarter to finish the year strongly, as signs of improvement in the U.S. economy drove investors back into risky assets despite continued pressure from Europe. The S&P 500® Index posted a small positive return for the year, whereas many non-U.S. markets posted losses.

All of our Solution Portfolios underperformed their respective S&P Target Date indices this year. Relative to the Solution Portfolios, S&P had the advantages of less exposure to emerging markets and commodities as well as more exposure to U.S. large cap equities which outperformed U.S. mid and small cap equities. S&P also had the advantages of a higher allocation to treasury inflation protected securities (“TIPS”) which outperformed the Barclays Capital U.S. Aggregate Bond Index.

Relative to our Strategic Benchmarks, our decision to overweight high yield at various points through the year helped performance along with our tactical moves within commodities; however, these moves were offset by our underweight to U.S. large cap equities in October and an overweight to emerging market equities in our far dated portfolios during the second quarter. Overall, tactical moves had a neutral to negative impact on performance results in 2011.

We opened the reporting period with a tactical overweight to high yield bonds offset by an underweight to core and short duration bonds. During the first quarter, we also moved to an underweight to international developed equities in favor of U.S. large cap equities. This tactical position was removed in mid-March, and our tactical exposure to high yield was scaled down.

We overweighted emerging market equities in April, and moved to overweight commodities in May after the asset class experienced a sharp correction. Throughout the remainder of May and into June economic data continued to point to a slowdown in economic activity. We removed our underweight to U.S. large cap equities and lowered our overweight to emerging markets at the end of June.

We became increasingly concerned about European sovereign debt contagion and decided to remove our commodities overweight and take profits at the beginning of August. In mid-August, an unprecedented credit rating downgrade of the U.S. sparked a global sell-off in equities and drove high yield spreads upward more than seven percentage points. We moved to an underweight in equities and commodities and trimmed our exposure to high yield. We were concerned in September that the probability of a sharp upward movement in stock market values had increased, and decided to reduce our underweight to equities and remove the underweight to commodities.

4

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION PORTFOLIOS

As October progressed, we began to see some of the key risks facing global markets begin to subside; we completely removed the underweight in equities and increased the allocation to high yield bonds.

During the period, we removed as underlying funds ING Artio Foreign Portfolio, ING Baron Small Cap Growth Portfolio, ING Columbia Small Cap Value II Portfolio and ING Pioneer Mid Cap Value Portfolios. We added ING Emerging Markets Equity Fund, ING International Core Fund, ING International Growth Fund and ING Mid Cap Value Fund.

The largest relative contributors and detractors came from underlying funds within alternative asset classes: domestic real estate (ING Clarion Real Estate Portfolio) benefited results and commodities (ING Goldman Sachs Commodity Strategy Portfolio) hurt results. Other contributors included inflation-protected bonds (ING BlackRock Inflation-Protected Bond Portfolio), large cap value (ING Equity Dividend Portfolio), mid cap growth (ING MidCap Opportunities Portfolio) and small cap blend equities (ING Small Company Portfolio). Additional notable contributor was the ING Mid Cap Value Fund.

Among the largest asset class relative detractors were large cap blend (ING Thornburg Value Portfolio and ING Davis N.Y. Venture Value Portfolio and ING Growth and Income Portfolio), large cap growth (ING Marsico Growth Portfolio), foreign large cap growth (ING International Growth Fund), global bonds (ING Global Bond Portfolio) and intermediate bonds (ING PIMCO Total Return Bond Portfolio).

Current Strategy and Outlook: Our central case for 2012 is for modest economic growth in the face of a risky global environment. We believe the U.S. should avoid recession in 2012 and post moderate growth as consumer exuberance will be tempered by continued household balance sheet repair as well as sluggish housing and jobs markets; our current full-year 2012 forecast is for GDP growth of 2.5%, though we may revise this figure upward given recent positive trends in consumption and housing. We believe inflation should remain contained despite a highly accommodative Federal Reserve.

Europe remains a major risk to our forecast, though we believe the region’s policymakers will be able to sidestep disaster. We believe the environment should be supportive of equities as well as most fixed income risk sectors, especially high yield. Markets are likely to remain volatile in 2012.

(1)	The members of the Investment Committee are: William A. Evans, Paul Zemsky and Heather Hackett.
(2)

The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated April 30, 2011, except for ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio and ING Solution 2050 Portfolio, which are dated September 28, 2011.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for these Portfolios may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

ING SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Period Ended December 31, 2011
	1 Year
ING Solution Aggressive Growth Portfolio, Class S	(5.05)%
S&P Target Risk Aggressive Index	(1.58)%
ING Solution Conservative Portfolio, Class S	0.28%
S&P Target Risk Conservative Index	4.35%
ING Solution Growth Portfolio, Class S	(2.46)%
S&P Target Risk Growth Index	1.30%
ING Solution Income Portfolio, Class S	0.35%
S&P Target Date Retirement Income Index	3.98%
ING Solution Moderate Portfolio, Class S	(0.69)%
S&P Target Risk Moderate Index	2.26%
ING Solution 2015 Portfolio, Class S	(0.73)%
S&P Target Date 2015 Index	1.53%
ING Solution 2020 Portfolio, Class S	8.50	%(1)
S&P Target Date 2020 Index	7.13	%(1)
ING Solution 2025 Portfolio, Class S	(3.10)%
S&P Target Date 2025 Index	(0.28)%
ING Solution 2030 Portfolio, Class S	10.60	%(1)
S&P Target Date 2030 Index	8.45	%(1)
ING Solution 2035 Portfolio, Class S	(4.61)%
S&P Target Date 2035 Index	(1.71)%
ING Solution 2040 Portfolio, Class S	12.30	%(1)
S&P Target Date 2040 Index	9.22	%(1)
ING Solution 2045 Portfolio, Class S	(5.14)%
S&P Target Date 2045 Index	(2.56)%
ING Solution 2050 Portfolio, Class S	12.30	%(1)
S&P Target Date 2045 Index	9.33	%(1)
ING Solution 2055 Portfolio, Class S	(5.13)%
S&P Target Date 2045 Index	(2.56)%

(1)	Return is for the period from inception on October 3, 2011 through December 31, 2011.

6

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION PORTFOLIOS

Target Allocations

as of December 31, 2011

(as a percentage of net assets)

		ING Solution Aggressive Portfolio	ING Solution Conservative Portfolio	ING Solution Moderate Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio	ING Solution 2015 Portfolio	ING Solution 2020 Portfolio
U.S. Large Cap Stocks	%	41	18	24	37	18	20	28
U.S. Mid Cap Stocks	%	11	5	6	8	5	7	8
U.S. Small Cap Stocks	%	5	0	2	3	0	2	3
Non-U.S./International Stocks	%	18	6	9	11	6	9	10
Emering Markets Equity	%	7	2	3	4	2	4	4
Domestic Real Estate Investment Trusts (“REITs”)%		1	0	1	1	0	1	1
Global REITs	%	3	2	3	3	2	3	3
Core Fixed-Income	%	5	37	30	18	37	28	23
High Yield Bonds	%	2	3	3	2	3	3	2
Short-Term Bonds	%	0	12	8	5	12	9	6
Treasury Inflation Protected Securities	%	0	5	3	0	5	5	3
Non-U.S. Bond	%	3	3	3	3	3	3	3
Commodities	%	4	2	2	3	2	2	3
Floating Rate Bonds	%	0	5	3	2	5	4	3

	%	100	100	100	100	100	100	100

		ING Solution 2025 Portfolio	ING Solution 2030 Portfolio	ING Solution 2035 Portfolio	ING Solution 2040 Portfolio	ING Solution 2045 Portfolio	ING Solution 2050 Portfolio	ING Solution 2055 Portfolio
U.S. Large Cap Stocks	%	33	37	40	47	48	48	48
U.S. Mid Cap Stocks	%	8	9	9	9	9	9	9
U.S. Small Cap Stocks	%	4	4	5	5	5	5	5
Non-U.S./International Stocks	%	14	16	18	18	18	18	18
Emering Markets Equity	%	4	6	7	7	7	7	7
Domestic Real Estate Investment Trusts (“REITs”)%		1	1	2	2	1	1	1
Global REITs	%	3	3	3	3	4	4	4
Core Fixed-Income	%	16	12	8	4	3	3	3
High Yield Bonds	%	2	2	0	0	0	0	0
Short-Term Bonds	%	6	2	0	0	0	0	0
Treasury Inflation Protected Securities	%	0	0	0	0	0	0	0
Non-U.S. Bond	%	3	2	2	2	2	2	2
Commodities	%	3	3	3	3	3	3	3
Floating Rate Bonds	%	3	3	3	0	0	0	0

	%	100	100	100	100	100	100	100

As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

7

ING SOLUTION AGGRESSIVE GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	(5.29)%	1.87%
Class I	(4.84)%	2.44%
Class S	(5.05)%	2.19%
Class S2	(5.18)%	2.05%
S&P Target Risk Aggressive Index	(1.58)%	4.63	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Aggressive Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2010.

8

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION CONSERVATIVE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	0.09%	3.01%
Class I	0.69%	3.62%
Class S	0.28%	3.31%
Class S2	0.17%	3.13%
S&P Target Risk Conservative Index	4.35%	5.03	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Conservative Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2010.

9

ING SOLUTION GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I and S July 2, 2007		Since Inception of Class S2 April 30, 2010
Class ADV	(2.68)%	(2.26)%		—
Class I	(2.17)%	(1.60)%		—
Class S	(2.46)%	(1.89)%		—
Class S2	(2.71)%	—		2.60%
S&P Target Risk Growth Index	1.30%	(0.03	)%(1)	4.76	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from July 1, 2007.
(2)	Since inception performance for the indices is shown from May 1, 2010.

10

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	0.14%	2.21%	3.23%		—		—
Class I	0.54%	2.73%	3.76%		—		—
Class S	0.35%	2.48%	3.50%		—		—
Class S2	0.25%	—	—		8.71%		—
Class T	0.03%	2.01%	—		—		2.76%
S&P Target Date Retirement Income Index	3.98%	3.12%	4.32	%(1)	8.89	%(2)	3.96	%(3)
Russell 3000 Index	1.03%	(0.01)%	3.80	%(1)	15.78	%(2)	2.79	%(3)
MSCI EAFE® Index	(12.14)%	(4.72)%	2.19	%(1)	5.53	%(2)	1.20	%(3)
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.75	%(1)	7.35	%(2)	5.73	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2005.
(2)	Since inception performance for the indices is shown from June 1, 2009.
(3)	Since inception performance for the indices is shown from September 1, 2005.

11

ING SOLUTION MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I and S July 2, 2007		Since Inception of Class S2 April 30, 2010
Class ADV	(0.94)%	(0.09)%		—
Class I	(0.30)%	0.71%		—
Class S	(0.69)%	0.37%		—
Class S2	(0.84)%	—		3.20%
S&P Target Risk Moderate Index	2.26%	1.30	%(1)	4.43	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Moderate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from July 1, 2007.
(2)	Since inception performance for the indices is shown from May 1, 2010.

12

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2015 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	(0.90)%	0.41%	2.86%		—		—
Class I	(0.46)%	0.92%	3.39%		—		—
Class S	(0.73)%	0.66%	3.13%		—		—
Class S2	(0.83)%	—	—		10.46%		—
Class T	(1.12)%	0.21%	—		—		2.04%
S&P Target Date 2015 Index	1.53%	2.26%	4.41	%(1)	10.80	%(2)	3.84	%(3)
Russell 3000® Index	1.03%	(0.01)%	3.80	%(1)	15.78	%(2)	2.79	%(3)
MSCI EAFE® Index	(12.14)%	(4.72)%	2.19	%(1)	5.53	%(2)	1.20	%(3)
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.75	%(1)	7.35	%(2)	5.73	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2015 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2005.
(2)	Since inception performance for the indices is shown from June 1, 2009.
(3)	Since inception performance for the indices is shown from September 1, 2005.

13

ING SOLUTION 2020 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended December 31, 2011
	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	8.50%
Class I	8.60%
Class S	8.50%
Class S2	8.50%
Class T	8.40%
S&P Target Date 2020 Index	7.13	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2020 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from October 3, 2011.

14

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2025 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	(3.37)%	(1.09)%	2.27%		—		—
Class I	(2.92)%	(0.59)%	2.81%		—		—
Class S	(3.10)%	(0.82)%	2.54%		—		—
Class S2	(3.23)%	—	—		11.33%		—
Class T	(3.44)%	(1.26)%	—		—		1.23%
S&P Target Date 2025 Index	(0.28)%	1.31%	4.23	%(1)	12.05	%(2)	3.50	%(3)
Russell 3000® Index	1.03%	(0.01)%	3.80	%(1)	15.78	%(2)	2.79	%(3)
MSCI EAFE® Index	(12.14)%	(4.72)%	2.19	%(1)	5.53	%(2)	1.20	%(3)
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.75	%(1)	7.35	%(2)	5.73	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2005.
(2)	Since inception performance for the indices is shown from June 1, 2009.
(3)	Since inception performance for the indices is shown from September 1, 2005.

15

ING SOLUTION 2030 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended December 31, 2011
	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	10.60%
Class I	10.70%
Class S	10.60%
Class S2	10.60%
Class T	10.50%
S&P Target Date 2030 Index	8.45	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2030 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from October 3, 2011.

16

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2035 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	(4.90)%	(1.70)%	2.19%		—		—
Class I	(4.42)%	(1.19)%	2.72%		—		—
Class S	(4.61)%	(1.43)%	2.47%		—		—
Class S2	(4.79)%	—	—		11.54%		—
Class T	(5.06)%	(1.88)%	—		—		1.03%
S&P Target Date 2035 Index	(1.71)%	0.33%	3.84	%(1)	12.60	%(2)	3.01	%(3)
Russell 3000® Index	1.03%	(0.01)%	3.80	%(1)	15.78	%(2)	2.79	%(3)
MSCI EAFE® Index	(12.14)%	(4.72)%	2.19	%(1)	5.53	%(2)	1.20	%(3)
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.75	%(1)	7.35	%(2)	5.73	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2035 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2005.
(2)	Since inception performance for the indices is shown from June 1, 2009.
(3)	Since inception performance for the indices is shown from September 1, 2005.

17

ING SOLUTION 2040 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended December 31, 2011
	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	12.30%
Class I	12.40%
Class S	12.30%
Class S2	12.30%
Class T	12.20%
S&P Target Date 2040 Index	9.22	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2040 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from October 3, 2011.

18

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2045 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	(5.42)%	(2.28)%	2.14%		—		—
Class I	(5.02)%	(1.82)%	2.65%		—		—
Class S	(5.14)%	(2.04)%	2.39%		—		—
Class S2	(5.38)%	—	—		11.79%		—
Class T	(5.63)%	(2.48)%	—		—		0.77%
S&P Target Date 2045 Index	(2.56)%	(0.27)%	3.22	%(4)	12.70	%(2)	2.68	%(3)
Russell 3000® Index	1.03%	(0.01)%	3.80	%(1)	15.78	%(2)	2.79	%(3)
MSCI EAFE® Index	(12.14)%	(4.72)%	2.19	%(1)	5.53	%(2)	1.20	%(3)
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.75	%(1)	7.35	%(2)	5.73	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2005.
(2)	Since inception performance for the indices is shown from June 1, 2009.
(3)	Since inception performance for the indices is shown from September 1, 2005.
(4)	Since inception performance for the index is shown from June 1, 2005.

19

ING SOLUTION 2050 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended December 31, 2011
	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	12.30%
Class I	12.40%
Class S	12.30%
Class S2	12.30%
Class T	12.20%
S&P Target Date 2045 Index	9.33	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2050 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from October 3, 2011.

20

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2055 PORTFOLIO

Average Annual Total Returns for the Period Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I, S, S2 and T March 8, 2010
Class ADV	(5.45)%	3.80%
Class I	(4.91)%	4.28%
Class S	(5.13)%	4.04%
Class S2	(5.26)%	3.91%
Class T	(5.56)%	3.58%
S&P Target Date 2045 Index	(2.56)%	7.30	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2055 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from March 1, 2010.

21

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period (except as noted) and held for the entire period from July 1, 2011 to December 31, 2011. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**
ING Solution Aggressive Growth Portfolio
Class ADV	$1,000.00	$907.20	0.62%	$2.98	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	909.20	0.12	0.58	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	907.90	0.37	1.78	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	907.40	0.52	2.50	1,000.00	1,022.58	0.52	2.65
ING Solution Conservative Portfolio
Class ADV	$1,000.00	$969.50	0.62%	$3.08	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	972.70	0.12	0.60	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	971.40	0.37	1.84	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	970.40	0.52	2.58	1,000.00	1,022.58	0.52	2.65

*	Expense ratios do not include expenses of the Underlying Portfolios.
**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.
(1)	Commencement of operations was October 03, 2011. Expenses paid for the actual Portfolios’ return reflect the 89-day period ended December 31, 2011.

22

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**
ING Solution Growth Portfolio
Class ADV	$1,000.00	$933.50	0.62%	$3.02	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	936.20	0.12	0.59	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	933.90	0.37	1.80	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	933.30	0.52	2.53	1,000.00	1,022.58	0.52	2.65
ING Solution Income Portfolio
Class ADV	$1,000.00	$970.00	0.62%	$3.08	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	972.00	0.12	0.60	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	971.60	0.37	1.84	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	970.90	0.52	2.58	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	969.50	0.82	4.07	1,000.00	1,021.07	0.82	4.18
ING Solution Moderate Portfolio
Class ADV	$1,000.00	$952.60	0.62%	$3.05	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	956.10	0.12	0.59	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	954.60	0.37	1.82	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	954.00	0.52	2.56	1,000.00	1,022.58	0.52	2.65
ING Solution 2015 Portfolio
Class ADV	$1,000.00	$953.50	0.62%	$3.05	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	955.90	0.12	0.59	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	954.60	0.37	1.82	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	954.70	0.52	2.56	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	952.50	0.82	4.04	1,000.00	1,021.07	0.82	4.18
ING Solution 2020 Portfolio
Class ADV(1)	$1,000.00	$1,085.00	0.62%	$3.26	$1,000.00	$1,022.08	0.62%	$3.16
Class I(1)	1,000.00	1,086.00	0.12	0.63	1,000.00	1,024.60	0.12	0.61
Class S(1)	1,000.00	1,085.00	0.37	1.94	1,000.00	1,023.34	0.37	1.89
Class S2(1)	1,000.00	1,085.00	0.52	2.73	1,000.00	1,022.58	0.52	2.65
Class T(1)	1,000.00	1,084.00	0.82	4.31	1,000.00	1,021.07	0.82	4.18
ING Solution 2025 Portfolio
Class ADV	$1,000.00	$926.60	0.62%	$3.01	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	928.60	0.12	0.58	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	928.00	0.37	1.80	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	927.80	0.52	2.53	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	926.30	0.82	3.98	1,000.00	1,021.07	0.82	4.18
ING Solution 2030 Portfolio
Class ADV(1)	$1,000.00	$1,106.00	0.62%	$3.29	$1,000.00	$1,022.08	0.62%	$3.16
Class I(1)	1,000.00	1,107.00	0.12	0.64	1,000.00	1,024.60	0.12	0.61
Class S(1)	1,000.00	1,106.00	0.37	1.96	1,000.00	1,023.34	0.37	1.89
Class S2(1)	1,000.00	1,106.00	0.52	2.76	1,000.00	1,022.58	0.52	2.65
Class T(1)	1,000.00	1,105.00	0.82	4.35	1,000.00	1,021.07	0.82	4.18

*	Expense ratios do not include expenses of the Underlying Portfolios.
**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.
(1)	Commencement of operations was October 03, 2011. Expenses paid for the actual Portfolios’ return reflect the 89-day period ended December 31, 2011.

23

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**
ING Solution 2035 Portfolio
Class ADV	$1,000.00	$910.30	0.62%	$2.99	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	912.60	0.12	0.58	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	912.00	0.37	1.78	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	910.20	0.52	2.50	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	909.20	0.82	3.95	1,000.00	1,021.07	0.82	4.18
ING Solution 2040 Portfolio
Class ADV(1)	$1,000.00	$1,123.00	0.62%	$3.32	$1,000.00	$1,022.08	0.62%	$3.16
Class I(1)	1,000.00	1,124.00	0.12	0.64	1,000.00	1,024.60	0.12	0.61
Class S(1)	1,000.00	1,123.00	0.37	1.98	1,000.00	1,023.34	0.37	1.89
Class S2(1)	1,000.00	1,123.00	0.52	2.78	1,000.00	1,022.58	0.52	2.65
Class T(1)	1,000.00	1,122.00	0.82	4.39	1,000.00	1,021.07	0.82	4.18
ING Solution 2045 Portfolio
Class ADV	$1,000.00	$904.90	0.62%	$2.98	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	906.40	0.12	0.58	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	906.50	0.37	1.78	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	905.10	0.52	2.50	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	903.80	0.82	3.93	1,000.00	1,021.07	0.82	4.18
ING Solution 2050 Portfolio
Class ADV(1)	$1,000.00	$1,123.00	0.62%	$3.32	$1,000.00	$1,022.08	0.62%	$3.16
Class I(1)	1,000.00	1,124.00	0.12	0.64	1,000.00	1,024.60	0.12	0.61
Class S(1)	1,000.00	1,123.00	0.37	1.98	1,000.00	1,023.34	0.37	1.89
Class S2(1)	1,000.00	1,123.00	0.52	2.78	1,000.00	1,022.58	0.52	2.65
Class T(1)	1,000.00	1,122.00	0.82	4.39	1,000.00	1,021.07	0.82	4.18
ING Solution 2055 Portfolio
Class ADV	$1,000.00	$904.80	0.62%	$2.98	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	907.10	0.12	0.58	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	906.30	0.37	1.78	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	905.90	0.52	2.50	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	904.40	0.82	3.94	1,000.00	1,021.07	0.82	4.18

*	Expense ratios do not include expenses of the Underlying Portfolios.
**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.
(1)	Commencement of operations was October 03, 2011. Expenses paid for the actual Portfolios’ return reflect the 89-day period ended December 31, 2011.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Solution Aggressive Growth Portfolio, ING Solution Conservative Portfolio, ING Solution Growth Portfolio, ING Solution Income Portfolio, ING Solution Moderate Portfolio, ING Solution 2015 Portfolio, ING Solution 2020 Portfolio, ING Solution 2025 Portfolio, ING Solution 2030 Portfolio, ING Solution 2035 Portfolio, ING Solution 2040 Portfolio, ING Solution 2045 Portfolio, ING Solution 2050 Portfolio, and ING Solution 2055 Portfolio, each a series of ING Partners, Inc., as of December 31, 2011, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

25

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Solution Aggressive Growth Portfolio	ING Solution Conservative Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio
ASSETS:
Investments in affiliated underlying funds**	$14,950,609	$9,477,203	$28,519,348	$217,647,202
Cash	1,803	3,504	—	89,614
Receivables:
Investments in affiliated underlying funds sold	—	—	—	966,132
Fund shares sold	377,274	475,324	1,537,492	57,795
Dividends	8,530	6,111	18,804	152,558

Total assets	15,338,216	9,962,142	30,075,644	218,913,301

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	385,927	463,136	1,277,297	157,400
Payable for fund shares redeemed	—	18,486	279,400	1,023,928
Payable to affiliates	6,299	4,051	11,368	87,333

Total liabilities	392,226	485,673	1,568,065	1,268,661

NET ASSETS	$14,945,990	$9,476,469	$28,507,579	$217,644,640

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$15,347,510	$9,549,183	$28,974,765	$231,249,971
Undistributed net investment income	251,849	343,882	608,421	9,849,403
Accumulated net realized loss	(78,342)	(148,607)	(96,569)	(19,339,526)
Net unrealized depreciation	(575,027)	(267,989)	(979,038)	(4,115,208)

NET ASSETS	$14,945,990	$9,476,469	$28,507,579	$217,644,640

** Cost of investments in affiliated underlying funds	$15,525,636	$9,745,192	$29,498,386	$221,762,410

Class ADV
Net assets	$9,526,936	$6,410,719	$16,050,318	$109,184,421
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	929,442	613,849	1,816,374	10,498,482
Net asset value and redemption price per share	$10.25	$10.44	$8.84	$10.40
Class I
Net assets	$3,112	$3,171	$905	$22,837,000
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	301	100	2,151,445
Net asset value and redemption price per share	$10.34	$10.54	$9.05	$10.61
Class S
Net assets	$5,379,296	$2,940,891	$12,041,535	$80,715,868
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	522,379	280,356	1,350,091	7,666,135
Net asset value and redemption price per share	$10.30	$10.49	$8.92	$10.53
Class S2
Net assets	$36,646	$121,688	$414,821	$4,697,112
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,559	11,628	46,700	455,245
Net asset value and redemption price per share	$10.30	$10.46	$8.88	$10.32
Class T
Net assets	n/a	n/a	n/a	$210,239
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	19,650
Net asset value and redemption price per share	n/a	n/a	n/a	$10.70

See Accompanying Notes to Financial Statements

26

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Solution Moderate Portfolio	ING Solution 2015 Portfolio	ING Solution 2020 Portfolio	ING Solution 2025 Portfolio
ASSETS:
Investments in affiliated underlying funds**	$29,189,640	$747,581,618	$16,331	$1,185,816,906
Cash	10,499	311,401	2	—
Receivables:
Investments in affiliated underlying funds sold	—	4,789,671	—	11,700,170
Fund shares sold	1,762,386	444,577	—	574,145
Dividends	16,505	595,181	12	894,151

Total assets	30,979,030	753,722,448	16,345	1,198,985,372

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	1,739,843	610,784	12	914,863
Payable for fund shares redeemed	39,549	5,234,248	—	12,274,315
Payable to affiliates	11,193	288,522	6	453,865

Total liabilities	1,790,585	6,133,554	18	13,643,043

NET ASSETS	$29,188,445	$747,588,894	$16,327	$1,185,342,329

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$29,164,734	$803,134,936	$15,037	$1,275,864,828
Undistributed net investment income	769,932	30,660,310	176	32,669,695
Accumulated net realized gain (loss)	(54,180)	(83,088,447)	115	(161,403,415)
Net unrealized appreciation (depreciation)	(692,041)	(3,117,905)	999	38,211,221

NET ASSETS	$29,188,445	$747,588,894	$16,327	$1,185,342,329

** Cost of investments in affiliated underlying funds	$29,881,681	$750,699,523	$15,332	$1,147,605,685

Class ADV
Net assets	$13,782,146	$312,853,943	$3,265	$494,504,606
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,442,674	29,849,988	301	47,572,486
Net asset value and redemption price per share	$9.55	$10.48	$10.85	$10.39
Class I
Net assets	$985	$81,564,846	$3,268	$152,184,011
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	100	7,631,357	301	14,339,050
Net asset value and redemption price per share	$9.86	$10.69	$10.86	$10.61
Class S
Net assets	$15,227,387	$328,277,300	$3,266	$503,344,513
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,569,665	30,965,581	301	47,849,430
Net asset value and redemption price per share	$9.70	$10.60	$10.85	$10.52
Class S2
Net assets	$177,927	$22,792,356	$3,265	$32,053,172
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	18,400	2,196,508	301	3,106,643
Net asset value and redemption price per share	$9.67	$10.38	$10.85	$10.32
Class T
Net assets	n/a	$2,100,449	$3,263	$3,256,027
Shares authorized	n/a	100,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	198,142	301	310,441
Net asset value and redemption price per share	n/a	$10.60	$10.84	$10.49

See Accompanying Notes to Financial Statements

27

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Solution 2030 Portfolio	ING Solution 2035 Portfolio	ING Solution 2040 Portfolio	ING Solution 2045 Portfolio
ASSETS:
Investments in affiliated underlying funds**	$16,655	$1,005,401,548	$16,912	$652,390,562
Cash	—	54,888	—	—
Receivables:
Investments in affiliated underlying funds sold	—	5,562,383	—	2,876,487
Fund shares sold	—	654,315	—	530,309
Dividends	6	751,364	3	334,484

Total assets	16,661	1,012,424,498	16,915	656,131,842

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	12	765,106	9	336,948
Payable for fund shares redeemed	—	6,216,698	—	3,406,796
Payable to affiliates	7	380,605	7	236,512

Total liabilities	19	7,362,409	16	3,980,256

NET ASSETS	$16,642	$1,005,062,089	$16,899	$652,151,586

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$15,037	$1,075,421,153	$15,037	$683,977,923
Undistributed net investment income	160	21,918,040	142	12,431,489
Accumulated net realized gain (loss)	90	(111,401,595)	109	(57,368,003)
Net unrealized appreciation	1,355	19,124,491	1,611	13,110,177

NET ASSETS	$16,642	$1,005,062,089	$16,899	$652,151,586

** Cost of investments in affiliated underlying funds	$15,300	$986,277,057	$15,301	$639,280,385

Class ADV
Net assets	$3,328	$418,752,619	$3,379	$244,111,280
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	39,943,298	301	23,114,505
Net asset value and redemption price per share	$11.06	$10.48	$11.23	$10.56
Class I
Net assets	$3,331	$140,502,620	$3,382	$109,358,184
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	13,144,902	301	10,160,170
Net asset value and redemption price per share	$11.07	$10.69	$11.24	$10.76
Class S
Net assets	$3,329	$416,249,848	$3,381	$277,997,918
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	39,248,648	301	26,060,059
Net asset value and redemption price per share	$11.06	$10.61	$11.23	$10.67
Class S2
Net assets	$3,328	$26,630,307	$3,380	$19,317,670
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	2,570,239	301	1,841,102
Net asset value and redemption price per share	$11.06	$10.36	$11.23	$10.49
Class T
Net assets	$3,326	$2,926,695	$3,377	$1,366,534
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	275,284	301	128,518
Net asset value and redemption price per share	$11.05	$10.63	$11.22	$10.63

See Accompanying Notes to Financial Statements

28

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Solution 2050 Portfolio	ING Solution 2055 Portfolio
ASSETS:
Investments in affiliated underlying funds**	$16,913	$27,029,805
Receivables:
Investments in affiliated underlying funds sold	—	28,843
Fund shares sold	—	109,230
Dividends	2	13,834

Total assets	16,915	27,181,712

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	8	13,824
Payable for fund shares redeemed	—	138,034
Payable to affiliates	7	9,748

Total liabilities	15	161,606

NET ASSETS	$16,900	$27,020,106

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$15,037	$27,565,216
Undistributed net investment income	140	426,491
Accumulated net realized gain	140	168,740
Net unrealized appreciation (depreciation)	1,583	(1,140,341)

NET ASSETS	$16,900	$27,020,106

** Cost of investments in affiliated underlying funds	$15,330	$28,170,146

Class ADV
Net assets	$3,380	$11,461,236
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	1,074,811
Net asset value and redemption price per share	$11.23	$10.66
Class I
Net assets	$3,383	$4,746,395
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	441,943
Net asset value and redemption price per share	$11.24	$10.74
Class S
Net assets	$3,380	$10,060,525
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	940,303
Net asset value and redemption price per share	$11.23	$10.70
Class S2
Net assets	$3,380	$744,810
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	69,767
Net asset value and redemption price per share	$11.23	$10.68
Class T
Net assets	$3,377	$7,140
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	671
Net asset value and redemption price per share	$11.22	$10.65

See Accompanying Notes to Financial Statements

29

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Solution Aggressive Growth Portfolio	ING Solution Conservative Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$262,572	$302,454	$585,190	$8,664,992

Total investment income	262,572	302,454	585,190	8,664,992

EXPENSES:
Investment management fees	10,249	7,115	18,601	228,096
Distribution and service fees:
Class ADV	34,867	24,676	54,525	561,658
Class S	7,931	5,162	18,129	221,018
Class S2	503	560	2,219	23,327
Class T	—	—	—	2,575
Administrative service fees	2,050	1,423	3,720	45,616
Miscellaneous expense	34	25	63	877

Total expenses	55,634	38,961	97,257	1,083,167
Net waived and reimbursed fees	(100)	(112)	(444)	(4,837)

Net expenses	55,534	38,849	96,813	1,078,330

Net investment income	207,038	263,605	488,377	7,586,662

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(129,740)	(178,033)	(177,747)	10,270,681
Capital gain distributions from affiliated underlying funds	96,503	116,459	208,064	3,282,795

Net realized gain (loss)	(33,237)	(61,574)	30,317	13,553,476

Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(853,993)	(281,783)	(1,384,784)	(20,227,049)

Net change in unrealized appreciation (depreciation)	(853,993)	(281,783)	(1,384,784)	(20,227,049)

Net realized and unrealized loss	(887,230)	(343,357)	(1,354,467)	(6,673,573)

Increase (decrease) in net assets resulting from operations	$(680,192)	$(79,752)	$(866,090)	$913,089

See Accompanying Notes to Financial Statements

30

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Solution Moderate Portfolio	ING Solution 2015 Portfolio	ING Solution 2020 Portfolio	ING Solution 2025 Portfolio
			October 3, 2011(1) to December 31, 2011
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$689,513	$26,932,418	$147	$32,873,659

Total investment income	689,513	26,932,418	147	32,873,659

EXPENSES:
Investment management fees	17,845	792,814	4	1,252,050
Distribution and service fees:
Class ADV	39,535	1,659,189	3	2,640,572
Class S	24,566	913,802	2	1,400,859
Class S2	552	87,875	3	123,484
Class T	—	19,060	6	43,086
Administrative service fees	3,568	158,551	1	250,392
Miscellaneous expense	59	3,046	—	4,787

Total expenses	86,125	3,634,337	19	5,715,230
Net waived and reimbursed fees	(111)	(18,845)	(1)	(27,569)

Net expenses	86,014	3,615,492	18	5,687,661

Net investment income	603,499	23,316,926	129	27,185,998

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(135,711)	56,567,921	105	65,400,820
Capital gain distributions from affiliated underlying funds	258,938	11,328,450	44	10,337,927

Net realized gain	123,227	67,896,371	149	75,738,747

Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(1,035,912)	(96,100,672)	999	(141,949,834)

Net change in unrealized appreciation (depreciation)	(1,035,912)	(96,100,672)	999	(141,949,834)

Net realized and unrealized gain (loss)	(912,685)	(28,204,301)	1,148	(66,211,087)

Increase (decrease) in net assets resulting from operations	$(309,186)	$(4,887,375)	$1,277	$(39,025,089)

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

31

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Solution 2030 Portfolio	ING Solution 2035 Portfolio	ING Solution 2040 Portfolio	ING Solution 2045 Portfolio
	October 3, 2011(1) to December 31, 2011		October 3, 2011(1) to December 31, 2011
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$131	$22,987,618	$111	$13,041,184

Total investment income	131	22,987,618	111	13,041,184

EXPENSES:
Investment management fees	4	1,062,937	4	683,788
Distribution and service fees:
Class ADV	4	2,256,353	4	1,309,174
Class S	2	1,163,119	2	758,116
Class S2	3	108,351	3	80,270
Class T	6	27,236	6	15,847
Administrative service fees	1	212,572	1	136,748
Miscellaneous expense	—	4,068	—	2,613

Total expenses	20	4,834,636	20	2,986,556
Net waived and reimbursed fees	(1)	(23,486)	(2)	(17,110)

Net expenses	19	4,811,150	18	2,969,446

Net investment income	112	18,176,468	93	10,071,738

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	82	59,378,538	104	48,822,187
Capital gain distributions from affiliated underlying funds	43	8,383,027	41	5,766,610

Net realized gain	125	67,761,565	145	54,588,797

Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	1,355	(135,905,734)	1,611	(100,288,416)

Net change in unrealized appreciation (depreciation)	1,355	(135,905,734)	1,611	(100,288,416)

Net realized and unrealized gain (loss)	1,480	(68,144,169)	1,756	(45,699,619)

Increase (decrease) in net assets resulting from operations	$1,592	$(49,967,701)	$1,849	$(35,627,881)

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

32

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Solution 2050 Portfolio	ING Solution 2055 Portfolio
	October 3, 2011(1) to December 31, 2011
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$110	$429,261

Total investment income	110	429,261

EXPENSES:
Investment management fees	4	19,594
Distribution and service fees:
Class ADV	3	41,830
Class S	2	19,726
Class S2	4	2,549
Class T	6	67
Administrative service fees	1	3,919
Miscellaneous expense	—	66

Total expenses	20	87,751
Net waived and reimbursed fees	(1)	(514)

Net expenses	19	87,237

Net investment income	91	342,024

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	135	97,876
Capital gain distributions from affiliated underlying funds	41	186,944

Net realized gain	176	284,820

Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	1,583	(1,996,890)

Net change in unrealized appreciation (depreciation)	1,583	(1,996,890)

Net realized and unrealized gain (loss)	1,759	(1,712,070)

Increase (decrease) in net assets resulting from operations	$1,850	$(1,370,046)

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

33

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Aggressive Growth Portfolio		ING Solution Conservative Portfolio
	Year Ended December 31, 2011	April 30, 2010(1) to December 31, 2010	Year Ended December 31, 2011	April 30, 2010(1) to December 31, 2010
FROM OPERATIONS:
Net investment income	$207,038	$18,488	$263,605	$28,048
Net realized gain (loss)	(33,237)	46,215	(61,574)	15,689
Net change in unrealized appreciation (depreciation)	(853,993)	278,966	(281,783)	13,794

Increase (decrease) in net assets resulting from operations	(680,192)	343,669	(79,752)	57,531

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(13,230)	—	(20,417)	—
Class I	(7)	—	(13)	—
Class S	(7,295)	—	(8,648)	—
Class S2	—	—	(410)	—
Net realized gains:
Class ADV	(30,198)	—	(14,569)	—
Class I	(13)	—	(8)	—
Class S	(14,118)	—	(6,139)	—
Class S2	(144)	—	(297)	—

Total distributions	(65,005)	—	(50,501)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,387,885	6,178,037	8,309,839	3,386,632
Reinvestment of distributions	64,985	—	50,481	—

	11,452,870	6,178,037	8,360,320	3,386,632
Cost of shares redeemed	(2,018,897)	(264,492)	(1,829,377)	(368,384)

Net increase in net assets resulting from capital share transactions	9,433,973	5,913,545	6,530,943	3,018,248

Net increase in net assets	8,688,776	6,257,214	6,400,690	3,075,779

NET ASSETS:
Beginning of year or period	6,257,214	—	3,075,779	—

End of year or period	$14,945,990	$6,257,214	$9,476,469	$3,075,779

Undistributed net investment income at end of year or period	$251,849	$20,519	$343,882	$29,471

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

34

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Growth Portfolio		ING Solution Income Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$488,377	$61,519	$7,586,662	$7,463,941
Net realized gain	30,317	133,707	13,553,476	10,561,442
Net change in unrealized appreciation (depreciation)	(1,384,784)	338,985	(20,227,049)	2,468,751

Increase (decrease) in net assets resulting from operations	(866,090)	534,211	913,089	20,494,134

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(40,462)	(7)	(4,429,419)	(3,340,664)
Class I	(3)	(9)	(920,437)	(778,507)
Class S	(25,988)	(10,571)	(3,538,958)	(3,083,437)
Class S2	(1,137)	(34)	(167,535)	(186,747)
Class T	—	—	(7,074)	(14,106)
Net realized gains:
Class ADV	(53,993)	—	—	—
Class I	(4)	—	—	—
Class S	(36,620)	—	—	—
Class S2	(1,730)	—	—	—

Total distributions	(159,937)	(10,621)	(9,063,423)	(7,403,461)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	21,875,242	8,861,777	57,588,232	59,189,253
Reinvestment of distributions	159,930	10,572	9,063,423	7,403,461

	22,035,172	8,872,349	66,651,655	66,592,714
Cost of shares redeemed	(2,360,044)	(278,201)	(75,632,988)	(62,005,929)

Net increase (decrease) in net assets resulting from capital share transactions	19,675,128	8,594,148	(8,981,333)	4,586,785

Net increase (decrease) in net assets	18,649,101	9,117,738	(17,131,667)	17,677,458

NET ASSETS:
Beginning of year or period	9,858,478	740,740	234,776,307	217,098,849

End of year or period	$28,507,579	$9,858,478	$217,644,640	$234,776,307

Undistributed net investment income at end of year or period	$608,421	$67,566	$9,849,403	$9,062,920

See Accompanying Notes to Financial Statements

35

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Moderate Portfolio		ING Solution 2015 Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$603,499	$94,858	$23,316,926	$20,618,784
Net realized gain	123,227	190,964	67,896,371	9,792,538
Net change in unrealized appreciation (depreciation)	(1,035,912)	210,078	(96,100,672)	50,621,705

Increase (decrease) in net assets resulting from operations	(309,186)	495,900	(4,887,375)	81,033,027

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(54,404)	(1,717)	(9,822,823)	(6,560,701)
Class I	(6)	(13)	(2,473,021)	(1,657,246)
Class S	(52,759)	(29,511)	(11,411,661)	(8,189,236)
Class S2	(537)	(45)	(531,537)	(346,966)
Class T	—	—	(71,208)	(48,315)
Net realized gains:
Class ADV	(77,693)	(585)	—	—
Class I	(9)	(5)	—	—
Class S	(83,020)	(10,815)	—	—
Class S2	(783)	(15)	—	—

Total distributions	(269,211)	(42,706)	(24,310,250)	(16,802,464)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	22,239,953	7,982,370	137,506,278	153,395,299
Reinvestment of distributions	269,195	42,609	24,310,250	16,802,464

	22,509,148	8,024,979	161,816,528	170,197,763
Cost of shares redeemed	(2,376,917)	(374,409)	(195,024,320)	(148,326,550)

Net increase (decrease) in net assets resulting from capital share transactions	20,132,231	7,650,570	(33,207,792)	21,871,213

Net increase (decrease) in net assets	19,553,834	8,103,764	(62,405,417)	86,101,776

NET ASSETS:
Beginning of year or period	9,634,611	1,530,847	809,994,311	723,892,535

End of year or period	$29,188,445	$9,634,611	$747,588,894	$809,994,311

Undistributed net investment income at end of year or period	$769,932	$107,704	$30,660,310	$24,308,661

See Accompanying Notes to Financial Statements

36

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2020 Portfolio	ING Solution 2025 Portfolio		ING Solution 2030 Portfolio
	October 3, 2011(1) to December 31, 2011	Year Ended December 31, 2011	Year Ended December 31, 2010	October 3, 2011(1) to December 31, 2011
FROM OPERATIONS:
Net investment income	$129	$27,185,998	$22,789,809	$112
Net realized gain (loss)	149	75,738,747	(16,404,444)	125
Net change in unrealized appreciation (depreciation)	999	(141,949,834)	143,939,861	1,355

Increase (decrease) in net assets resulting from operations	1,277	(39,025,089)	150,325,226	1,592

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(10,006,665)	(6,781,215)	—
Class I	—	(2,896,280)	(1,991,643)	—
Class S	—	(11,679,285)	(8,486,689)	—
Class S2	—	(506,920)	(335,207)	—
Class T	—	(90,084)	(68,878)	—

Total distributions	—	(25,179,234)	(17,663,632)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,050	222,454,400	203,590,100	15,050
Reinvestment of distributions	—	25,179,234	17,663,632	—

	15,050	247,633,634	221,253,732	15,050
Cost of shares redeemed	—	(248,245,759)	(171,803,895)	—

Net increase (decrease) in net assets resulting from capital share transactions	15,050	(612,125)	49,449,837	15,050

Net increase (decrease) in net assets	16,327	(64,816,448)	182,111,431	16,642

NET ASSETS:
Beginning of year or period	—	1,250,158,777	1,068,047,346	—

End of year or period	$16,327	$1,185,342,329	$1,250,158,777	$16,642

Undistributed net investment income at end of year or period	$176	$32,669,695	$25,174,969	$160

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

37

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2035 Portfolio		ING Solution 2040 Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	October 3, 2011(1) to December 31, 2011
FROM OPERATIONS:
Net investment income	$18,176,468	$14,796,621	$93
Net realized gain (loss)	67,761,565	(16,618,803)	145
Net change in unrealized appreciation (depreciation)	(135,905,734)	135,520,456	1,611

Increase (decrease) in net assets resulting from operations	(49,967,701)	133,698,274	1,849

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(6,147,305)	(4,272,162)	—
Class I	(2,036,122)	(1,325,539)	—
Class S	(7,227,185)	(5,254,947)	—
Class S2	(343,641)	(238,633)	—
Class T	(36,630)	(29,900)	—

Total distributions	(15,790,883)	(11,121,181)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	207,546,197	181,862,931	15,050
Reinvestment of distributions	15,790,882	11,121,181	—

	223,337,079	192,984,112	15,050
Cost of shares redeemed	(221,976,420)	(130,975,091)	—

Net increase in net assets resulting from capital share transactions	1,360,659	62,009,021	15,050

Net increase (decrease) in net assets	(64,397,925)	184,586,114	16,899

NET ASSETS:
Beginning of year or period	1,069,460,014	884,873,900	—

End of year or period	$1,005,062,089	$1,069,460,014	$16,899

Undistributed net investment income at end of year or period	$21,918,040	$15,789,353	$142

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

38

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2045 Portfolio		ING Solution 2050 Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	October 3, 2011(1) to December 31, 2011
FROM OPERATIONS:
Net investment income	$10,071,738	$7,453,829	$91
Net realized gain (loss)	54,588,797	(23,580,823)	176
Net change in unrealized appreciation (depreciation)	(100,288,416)	105,521,003	1,583

Increase (decrease) in net assets resulting from operations	(35,627,881)	89,394,009	1,850

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(2,574,545)	(1,692,814)	—
Class I	(1,234,496)	(767,598)	—
Class S	(3,677,605)	(2,628,850)	—
Class S2	(193,691)	(140,124)	—
Class T	(13,363)	(10,767)	—

Total distributions	(7,693,700)	(5,240,153)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	165,712,855	125,521,705	15,050
Reinvestment of distributions	7,693,699	5,240,153	—

	173,406,554	130,761,858	15,050
Cost of shares redeemed	(164,594,721)	(80,728,582)	—

Net increase in net assets resulting from capital share transactions	8,811,833	50,033,276	15,050

Net increase (decrease) in net assets	(34,509,748)	134,187,132	16,900

NET ASSETS:
Beginning of year or period	686,661,334	552,474,202	—

End of year or period	$652,151,586	$686,661,334	$16,900

Undistributed net investment income at end of year or period	$12,431,489	$7,691,967	$140

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

39

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2055 Portfolio
	Year Ended December 31, 2011	March 8, 2010(1) to December 31, 2010
FROM OPERATIONS:
Net investment income	$342,024	$63,229
Net realized gain	284,820	20,515
Net change in unrealized appreciation (depreciation)	(1,996,890)	856,549

Increase (decrease) in net assets resulting from operations	(1,370,046)	940,293

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(26,166)	—
Class I	(10,054)	—
Class S	(29,728)	—
Class S2	(1,686)	—
Class T	(2)	—
Net realized gains:
Class ADV	(20,674)	—
Class I	(6,202)	—
Class S	(20,458)	—
Class S2	(1,285)	—
Class T	(19)	—

Total distributions	(116,274)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,299,170	11,460,549
Reinvestment of distributions	116,264	—

	27,415,434	11,460,549
Cost of shares redeemed	(9,477,335)	(1,832,515)

Net increase in net assets resulting from capital share transactions	17,938,099	9,628,034

Net increase in net assets	16,451,779	10,568,327

NET ASSETS:
Beginning of year or period	10,568,327	—

End of year or period	$27,020,106	$10,568,327

Undistributed net investment income at end of year or period	$426,491	$67,633

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

40

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)(5)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)(5)	Expense net of all reductions/additions(2)(3)(4)(5)	Net investment income (loss)(2)(4)(5)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution Aggressive Growth Portfolio
Class ADV
12-31-11	10.89	0.21	•	(0.79)	(0.58)	0.02	0.04		—	0.06		—	10.25	(5.29)	0.62	0.62	0.62	1.96	9,527	83
04-30-10(6) - 12-31-10	10.00	0.11	•	0.78	0.89	—	—		—	—		—	10.89	8.90	0.62	0.62	0.62	1.57	4,677	26
Class I
12-31-11	10.94	0.23		(0.77)	(0.54)	0.02	0.04		—	0.06		—	10.34	(4.84)	0.12	0.12	0.12	2.16	3	83
04-30-10(6) - 12-31-10	10.00	0.16		0.78	0.94	—	—		—	—		—	10.94	9.40	0.12	0.12	0.12	2.50	3	26
Class S
12-31-11	10.92	0.23	•	(0.79)	(0.56)	0.02	0.04		—	0.06		—	10.30	(5.05)	0.37	0.37	0.37	2.20	5,379	83
04-30-10(6) - 12-31-10	10.00	0.10	•	0.82	0.92	—	—		—	—		—	10.92	9.20	0.37	0.37	0.37	1.46	1,438	26
Class S2
12-31-11	10.91	0.08	•	(0.65)	(0.57)	—	0.04		—	0.04		—	10.30	(5.18)	0.62	0.52	0.52	0.70	37	83
04-30-10(6) - 12-31-10	10.00	0.09	•	0.82	0.91	—	—		—	—		—	10.91	9.10	0.62	0.52	0.52	1.29	138	26

ING Solution Conservative Portfolio
Class ADV
12-31-11	10.50	0.39	•	(0.38)	0.01	0.04	0.03		—	0.07		—	10.44	0.09	0.62	0.62	0.62	3.67	6,411	84
04-30-10(6) - 12-31-10	10.00	0.36	•	0.14	0.50	—	—		—	—		—	10.50	5.00	0.62	0.62	0.62	5.24	1,911	51
Class I
12-31-11	10.54	0.40		(0.33)	0.07	0.04	0.03		—	0.07		—	10.54	0.69	0.12	0.12	0.12	3.72	3	84
04-30-10(6) - 12-31-10	10.00	0.34		0.20	0.54	—	—		—	—		—	10.54	5.40	0.12	0.12	0.12	5.03	3	51
Class S
12-31-11	10.53	0.40	•	(0.37)	0.03	0.04	0.03		—	0.07		—	10.49	0.28	0.37	0.37	0.37	3.76	2,941	84
04-30-10(6) - 12-31-10	10.00	0.29	•	0.24	0.53	—	—		—	—		—	10.53	5.30	0.37	0.37	0.37	4.23	1,098	51
Class S2
12-31-11	10.51	0.46	•	(0.44)	0.02	0.04	0.03		—	0.07		—	10.46	0.17	0.62	0.52	0.52	4.36	122	84
04-30-10(6) - 12-31-10	10.00	0.44	•	0.07	0.51	—	—		—	—		—	10.51	5.10	0.62	0.52	0.52	6.35	64	51

ING Solution Growth Portfolio
Class ADV
12-31-11	9.16	0.24	•	(0.49)	(0.25)	0.03	0.04		—	0.07		—	8.84	(2.68)	0.62	0.62	0.62	2.63	16,050	70
12-31-10	8.24	0.26	•	0.73	0.99	0.07	—		—	0.07		—	9.16	12.07	0.62	0.62	0.62	2.95	4,837	43
12-31-09	6.67	0.14		1.46	1.60	0.02	0.01		—	0.03		—	8.24	24.00	0.62	0.62	0.62	1.89	1	77
12-31-08	9.81	0.14	•	(3.28)	(3.14)	—	0.00	*	—	0.00	*	—	6.67	(32.00)	0.62	0.62	0.62	1.59	1	283
07-02-07(6) - 12-31-07	10.00	0.08		(0.27)	(0.19)	—	—		—	—		—	9.81	(1.90)	0.62	0.62	0.62	1.58	1	8
See Accompanying Notes to Financial Statements

41

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)(5)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)(5)	Expense net of all reductions/additions(2)(3)(4)(5)	Net investment income (loss)(2)(4)(5)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution Growth Portfolio (Continued)
Class I
12-31-11	9.33	0.26		(0.47)	(0.21)	0.03	0.04		—	0.07		—	9.05	(2.17)	0.12	0.12	0.12	2.78	1	70
12-31-10	8.34	0.18		0.90	1.08	0.09	—		—	0.09		—	9.33	13.11	0.12	0.12	0.12	2.10	1	43
12-31-09	6.74	0.18		1.48	1.66	0.05	0.01		—	0.06		—	8.34	24.68	0.12	0.12	0.12	2.50	1	77
12-31-08	9.85	0.19	•	(3.30)	(3.11)	—	0.00	*	—	0.00	*	—	6.74	(31.57)	0.12	0.12	0.12	2.19	1	283
07-02-07(6) - 12-31-07	10.00	0.11		(0.26)	(0.15)	—	—		—	—		—	9.85	(1.50)	0.12	0.12	0.12	2.28	1	8
Class S
12-31-11	9.22	0.24	•	(0.47)	(0.23)	0.03	0.04		—	0.07		—	8.92	(2.46)	0.37	0.37	0.37	2.66	12,042	70
12-31-10	8.27	0.20	•	0.84	1.04	0.09	—		—	0.09		—	9.22	12.74	0.37	0.37	0.37	2.28	4,729	43
12-31-09	6.70	0.20	•	1.44	1.64	0.06	0.01		—	0.07		—	8.27	24.48	0.37	0.37	0.37	2.67	739	77
12-31-08	9.83	0.22	•	(3.35)	(3.13)	—	0.00	*	—	0.00	*	—	6.70	(31.81)	0.37	0.37	0.37	3.14	173	283
07-02-07(6) - 12-31-07	10.00	0.09		(0.26)	(0.17)	—	—		—	—		—	9.83	(1.70)	0.37	0.37	0.37	1.83	1	8
Class S2
12-31-11	9.20	0.19	•	(0.44)	(0.25)	0.03	0.04		—	0.07		—	8.88	(2.71)	0.62	0.52	0.52	2.04	415	70
04-30-10(6) - 12-31-10	8.68	0.12	•	0.50	0.62	0.10	—		—	0.10		—	9.20	7.28	0.62	0.52	0.52	2.10	291	43

ING Solution Income Portfolio
Class ADV
12-31-11	10.83	0.34		(0.34)	0.00 *	0.43	—		—	0.43		—	10.40	0.14	0.62	0.62	0.62	3.23	109,184	75
12-31-10	10.24	0.33	•	0.60	0.93	0.34	—		—	0.34		—	10.83	9.26	0.62	0.62	0.62	3.11	110,352	64
12-31-09	9.27	0.31	•	1.23	1.54	0.53	0.04		—	0.57		—	10.24	16.98	0.62	0.62	0.62	3.24	107,684	70
12-31-08	11.54	0.37	•	(2.27)	(1.90)	0.19	0.18		—	0.37		—	9.27	(16.93)	0.62	0.62	0.62	3.46	85,343	84
12-31-07	11.08	0.32	•	0.22	0.54	0.07	0.01		—	0.08		—	11.54	4.91	0.62	0.62	0.62	2.80	93,760	35
Class I
12-31-11	11.05	0.40	•	(0.35)	0.05	0.49	—		—	0.49		—	10.61	0.54	0.12	0.12	0.12	3.63	22,837	75
12-31-10	10.43	0.39	•	0.62	1.01	0.39	—		—	0.39		—	11.05	9.86	0.12	0.12	0.12	3.69	2,451	64
12-31-09	9.43	0.28	•	1.34	1.62	0.58	0.04		—	0.62		—	10.43	17.62	0.12	0.12	0.12	2.87	18,772	70
12-31-08	11.70	0.48	•	(2.35)	(1.87)	0.22	0.18		—	0.40		—	9.43	(16.49)	0.12	0.12	0.12	4.41	24,417	84
12-31-07	11.18	0.37	•	0.24	0.61	0.08	0.01		—	0.09		—	11.70	5.44	0.12	0.12	0.12	3.20	18,104	35
Class S
12-31-11	10.96	0.37	•	(0.34)	0.03	0.46	—		—	0.46		—	10.53	0.35	0.37	0.37	0.37	3.39	80,716	75
12-31-10	10.35	0.36	•	0.61	0.97	0.36	—		—	0.36		—	10.96	9.60	0.37	0.37	0.37	3.40	93,940	64
12-31-09	9.37	0.33		1.24	1.57	0.55	0.04		—	0.59		—	10.35	17.20	0.37	0.37	0.37	3.41	90,135	70
12-31-08	11.63	0.40	•	(2.29)	(1.89)	0.19	0.18		—	0.37		—	9.37	(16.66)	0.37	0.37	0.37	3.70	77,076	84
12-31-07	11.13	0.30	•	0.28	0.58	0.07	0.01		—	0.08		—	11.63	5.23	0.37	0.37	0.37	2.61	88,723	35

See Accompanying Notes to Financial Statements

42

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)(5)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)(5)	Expense net of all reductions/additions(2)(3)(4)(5)	Net investment income (loss)(2)(4)(5)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution Income Portfolio (Continued)
Class S2
12-31-11	10.75	0.33	•	(0.32)	0.01	0.44	—	—	0.44	—	10.32	0.25	0.62	0.52	0.52	3.13	4,697	75
12-31-10	10.20	0.43	•	0.51	0.94	0.39	—	—	0.39	—	10.75	9.39	0.62	0.52	0.52	4.17	5,543	64
05-28-09(6) - 12-31-09	9.59	0.31	•	0.92	1.23	0.58	0.04	—	0.62	—	10.20	13.26	0.62	0.52	0.52	5.29	3	70
Class T
12-31-11	11.03	0.33	•	(0.34)	(0.01)	0.32	—	—	0.32	—	10.70	0.03	0.87	0.82	0.82	2.98	210	75
12-31-10	10.42	0.30	•	0.61	0.91	0.30	—	—	0.30	—	11.03	8.95	0.87	0.82	0.82	2.83	432	64
12-31-09	9.34	0.28	•	1.26	1.54	0.42	0.04	—	0.46	—	10.42	16.85	0.87	0.82	0.82	2.93	505	70
12-31-08	11.54	0.31	•	(2.25)	(1.94)	0.08	0.18	—	0.26	—	9.34	(17.14)	0.87	0.82	0.82	2.89	623	84
12-31-07	11.03	0.20		0.32	0.52	—	0.01	—	0.01	—	11.54	4.72	0.87	0.82	0.82	1.75	1,636	35

ING Solution Moderate Portfolio
Class ADV
12-31-11	9.79	0.34	•	(0.44)	(0.10)	0.06	0.08	—	0.14	—	9.55	(0.94)	0.62	0.62	0.62	3.54	13,782	77
12-31-10	9.06	0.41	•	0.51	0.92	0.14	0.05	—	0.19	—	9.79	10.35	0.62	0.62	0.62	4.34	2,690	47
12-31-09	7.61	0.20		1.29	1.49	0.03	0.01	—	0.04	—	9.06	19.69	0.62	0.62	0.62	2.47	1	87
12-31-08	10.00	0.16		(2.55)	(2.39)	—	—	—	—	—	7.61	(23.88)	0.62	0.62	0.62	1.78	1	212
07-02-07(6) - 12-31-07	10.00	0.13		(0.13)	0.00	—	—	—	—	—	10.00	0.00	0.62	0.62	0.62	2.55	1	7
Class I
12-31-11	10.04	0.34		(0.38)	(0.04)	0.06	0.08	—	0.14	—	9.86	(0.30)	0.12	0.12	0.12	3.39	1	77
12-31-10	9.17	0.26		0.79	1.05	0.13	0.05	—	0.18	—	10.04	11.66	0.12	0.12	0.12	2.75	1	47
12-31-09	7.69	0.24	•	1.32	1.56	0.07	0.01	—	0.08	—	9.17	20.46	0.12	0.12	0.12	2.93	1	87
12-31-08	10.04	0.21	•	(2.55)	(2.34)	0.01	—	—	0.01	—	7.69	(23.32)	0.12	0.12	0.12	2.26	1	212
07-02-07(6) - 12-31-07	10.00	0.15		(0.11)	0.04	—	—	—	—	—	10.04	0.40	0.12	0.12	0.12	3.04	1	7
Class S
12-31-11	9.91	0.32	•	(0.40)	(0.08)	0.05	0.08	—	0.13	—	9.70	(0.69)	0.37	0.37	0.37	3.26	15,227	77
12-31-10	9.09	0.26	•	0.74	1.00	0.13	0.05	—	0.18	—	9.91	11.19	0.37	0.37	0.37	2.74	6,911	47
12-31-09	7.64	0.25	•	1.29	1.54	0.08	0.01	—	0.09	—	9.09	20.31	0.37	0.37	0.37	2.98	1,529	87
12-31-08	10.02	0.46	•	(2.82)	(2.36)	0.02	—	—	0.02	—	7.64	(23.63)	0.37	0.37	0.37	6.07	625	212
07-02-07(6) - 12-31-07	10.00	0.14		(0.12)	0.02	—	—	—	—	—	10.02	0.20	0.37	0.37	0.37	2.79	1	7
Class S2
12-31-11	9.90	0.32	•	(0.41)	(0.09)	0.06	0.08	—	0.14	—	9.67	(0.84)	0.62	0.52	0.52	3.21	178	77
04-30-10(6) - 12-31-10	9.51	0.21	•	0.37	0.58	0.14	0.05	—	0.19	—	9.90	6.30	0.62	0.52	0.52	3.30	32	47

See Accompanying Notes to Financial Statements

43

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)(5)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)(5)	Expense net of all reductions/additions(2)(3)(4)(5)	Net investment income (loss)(2)(4)(5)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2015 Portfolio
Class ADV
12-31-11	10.92	0.30	•	(0.41)	(0.11)	0.33	—	—	0.33	—	10.48	(0.90)	0.62	0.62	0.62	2.79	312,854	74
12-31-10	10.07	0.27		0.80	1.07	0.22	—	—	0.22	—	10.92	10.82	0.62	0.62	0.62	2.54	336,038	61
12-31-09	8.63	0.21	•	1.67	1.88	0.35	0.09	—	0.44	—	10.07	22.16	0.62	0.62	0.62	2.32	310,244	60
12-31-08	12.26	0.28	•	(3.51)	(3.23)	0.17	0.23	—	0.40	—	8.63	(27.05)	0.62	0.62	0.62	2.56	231,719	59
12-31-07	11.84	0.24	•	0.27	0.51	0.07	0.02	—	0.09	—	12.26	4.30	0.62	0.62	0.62	1.99	237,369	39
Class I
12-31-11	11.14	0.36	•	(0.43)	(0.07)	0.38	—	—	0.38	—	10.69	(0.46)	0.12	0.12	0.12	3.38	81,565	74
12-31-10	10.25	0.32		0.83	1.15	0.26	—	—	0.26	—	11.14	11.49	0.12	0.12	0.12	3.03	75,820	61
12-31-09	8.78	0.25		1.70	1.95	0.39	0.09	—	0.48	—	10.25	22.70	0.12	0.12	0.12	2.68	65,252	60
12-31-08	12.44	0.34	•	(3.57)	(3.23)	0.20	0.23	—	0.43	—	8.78	(26.71)	0.12	0.12	0.12	3.10	51,793	59
12-31-07	11.95	0.30	•	0.28	0.58	0.07	0.02	—	0.09	—	12.44	4.90	0.12	0.12	0.12	2.41	41,863	39
Class S
12-31-11	11.05	0.33	•	(0.42)	(0.09)	0.36	—	—	0.36	—	10.60	(0.73)	0.37	0.37	0.37	3.00	328,277	74
12-31-10	10.17	0.29		0.83	1.12	0.24	—	—	0.24	—	11.05	11.25	0.37	0.37	0.37	2.82	380,318	61
12-31-09	8.72	0.21		1.70	1.91	0.37	0.09	—	0.46	—	10.17	22.32	0.37	0.37	0.37	2.53	345,876	60
12-31-08	12.36	0.30	•	(3.53)	(3.23)	0.18	0.23	—	0.41	—	8.72	(26.86)	0.37	0.37	0.37	2.78	265,937	59
12-31-07	11.90	0.24	•	0.31	0.55	0.07	0.02	—	0.09	—	12.36	4.60	0.37	0.37	0.37	1.96	300,704	39
Class S2
12-31-11	10.84	0.32	•	(0.42)	(0.10)	0.36	—	—	0.36	—	10.38	(0.83)	0.62	0.52	0.52	2.97	22,792	74
12-31-10	10.02	0.36	•	0.72	1.08	0.26	—	—	0.26	—	10.84	11.05	0.62	0.52	0.52	3.54	15,289	61
05-28-09(6) - 12-31-09	8.97	0.21	•	1.32	1.53	0.39	0.09	—	0.48	—	10.02	17.53	0.62	0.52	0.52	3.70	3	60
Class T
12-31-11	11.04	0.28	•	(0.42)	(0.14)	0.30	—	—	0.30	—	10.60	(1.12)	0.87	0.82	0.82	2.55	2,100	74
12-31-10	10.17	0.24	•	0.83	1.07	0.20	—	—	0.20	—	11.04	10.65	0.87	0.82	0.82	2.30	2,529	61
12-31-09	8.70	0.18	•	1.69	1.87	0.31	0.09	—	0.40	—	10.17	21.79	0.87	0.82	0.82	1.95	2,517	60
12-31-08	12.28	0.27		(3.54)	(3.27)	0.08	0.23	—	0.31	—	8.70	(27.17)	0.87	0.82	0.82	2.27	2,615	59
12-31-07	11.81	0.17		0.32	0.49	—	0.02	—	0.02	—	12.28	4.15	0.87	0.82	0.82	1.38	4,220	39

ING Solution 2020 Portfolio
Class ADV
10-03-11(6) - 12-31-11	10.00	0.08		0.77	0.85	—	—	—	—	—	10.85	8.50	0.62	0.62	0.62	3.31	3	15
Class I
10-03-11(6) - 12-31-11	10.00	0.09		0.77	0.86	—	—	—	—	—	10.86	8.60	0.12	0.12	0.12	3.81	3	15
Class S
10-03-11(6) - 12-31-11	10.00	0.09		0.76	0.85	—	—	—	—	—	10.85	8.50	0.37	0.37	0.37	3.55	3	15

See Accompanying Notes to Financial Statements

44

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)(5)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)(5)	Expense net of all reductions/additions(2)(3)(4)(5)	Net investment income (loss)(2)(4)(5)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2020 Portfolio (Continued)
Class S2
10-03-11(6) - 12-31-11	10.00	0.08		0.77	0.85	—	—	—	—	—	10.85	8.50	0.62	0.52	0.52	3.42	3	15
Class T
10-03-11(6) - 12-31-11	10.00	0.08		0.76	0.84	—	—	—	—	—	10.84	8.40	0.87	0.82	0.82	3.11	3	15

ING Solution 2025 Portfolio
Class ADV
12-31-11	10.98	0.22		(0.60)	(0.38)	0.21	—	—	0.21	—	10.39	(3.37)	0.62	0.62	0.62	2.01	494,505	71
12-31-10	9.82	0.18		1.12	1.30	0.14	—	—	0.14	—	10.98	13.50	0.62	0.62	0.62	1.84	522,321	56
12-31-09	8.06	0.15	•	1.88	2.03	0.26	0.01	—	0.27	—	9.82	25.54	0.62	0.62	0.62	1.73	457,213	51
12-31-08	12.71	0.20	•	(4.41)	(4.21)	0.13	0.31	—	0.44	—	8.06	(34.05)	0.62	0.62	0.62	1.87	321,460	62
12-31-07	12.28	0.15	•	0.37	0.52	0.05	0.04	—	0.09	—	12.71	4.28	0.62	0.62	0.62	1.16	345,763	39
Class I
12-31-11	11.21	0.28	•	(0.62)	(0.34)	0.26	—	—	0.26	—	10.61	(2.92)	0.12	0.12	0.12	2.55	152,184	71
12-31-10	10.01	0.23		1.15	1.38	0.18	—	—	0.18	—	11.21	14.10	0.12	0.12	0.12	2.34	126,678	56
12-31-09	8.21	0.17		1.95	2.12	0.31	0.01	—	0.32	—	10.01	26.13	0.12	0.12	0.12	2.15	102,548	51
12-31-08	12.91	0.26	•	(4.49)	(4.23)	0.16	0.31	—	0.47	—	8.21	(33.72)	0.12	0.12	0.12	2.41	72,518	62
12-31-07	12.41	0.22	•	0.38	0.60	0.06	0.04	—	0.10	—	12.91	4.84	0.12	0.12	0.12	1.74	59,212	39
Class S
12-31-11	11.11	0.25	•	(0.61)	(0.36)	0.23	—	—	0.23	—	10.52	(3.10)	0.37	0.37	0.37	2.24	503,345	71
12-31-10	9.93	0.21		1.13	1.34	0.16	—	—	0.16	—	11.11	13.79	0.37	0.37	0.37	2.11	574,267	56
12-31-09	8.15	0.17	•	1.90	2.07	0.28	0.01	—	0.29	—	9.93	25.78	0.37	0.37	0.37	1.98	502,884	51
12-31-08	12.82	0.22	•	(4.44)	(4.22)	0.14	0.31	—	0.45	—	8.15	(33.87)	0.37	0.37	0.37	2.06	341,919	62
12-31-07	12.34	0.15	•	0.42	0.57	0.05	0.04	—	0.09	—	12.82	4.64	0.37	0.37	0.37	1.18	446,724	39
Class S2
12-31-11	10.92	0.24	•	(0.61)	(0.37)	0.23	—	—	0.23	—	10.32	(3.23)	0.62	0.52	0.52	2.25	32,053	71
12-31-10	9.80	0.26	•	1.04	1.30	0.18	—	—	0.18	—	10.92	13.59	0.62	0.52	0.52	2.59	20,678	56
05-28-09(6) - 12-31-09	8.44	0.16	•	1.52	1.68	0.31	0.01	—	0.32	—	9.80	20.20	0.62	0.52	0.52	2.84	3	51
Class T
12-31-11	11.06	0.19	•	(0.58)	(0.39)	0.18	—	—	0.18	—	10.49	(3.44)	0.87	0.82	0.82	1.71	3,256	71
12-31-10	9.89	0.16		1.14	1.30	0.13	—	—	0.13	—	11.06	13.28	0.87	0.82	0.82	1.65	6,215	56
12-31-09	8.10	0.13		1.89	2.02	0.22	0.01	—	0.23	—	9.89	25.14	0.87	0.82	0.82	1.48	5,399	51
12-31-08	12.72	0.16	•	(4.41)	(4.25)	0.06	0.31	—	0.37	—	8.10	(34.18)	0.87	0.82	0.82	1.45	4,423	62
12-31-07	12.25	0.07	•	0.44	0.51	—	0.04	—	0.04	—	12.72	4.17	0.87	0.82	0.82	0.53	7,917	39

See Accompanying Notes to Financial Statements

45

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)(5)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)(5)	Expense net of all reductions/additions(2)(3)(4)(5)	Net investment income (loss)(2)(4)(5)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2030 Portfolio
Class ADV
10-03-11(6) - 12-31-11	10.00	0.07		0.99	1.06	—	—	—	—	—	11.06	10.60	0.62	0.62	0.62	2.82	3	11
Class I
10-03-11(6) - 12-31-11	10.00	0.08		0.99	1.07	—	—	—	—	—	11.07	10.70	0.12	0.12	0.12	3.32	3	11
Class S
10-03-11(6) - 12-31-11	10.00	0.08		0.98	1.06	—	—	—	—	—	11.06	10.60	0.37	0.37	0.37	3.10	3	11
Class S2
10-03-11(6) - 12-31-11	10.00	0.07		0.99	1.06	—	—	—	—	—	11.06	10.60	0.62	0.52	0.52	2.93	3	11
Class T
10-03-11(6) - 12-31-11	10.00	0.07		0.98	1.05	—	—	—	—	—	11.05	10.50	0.87	0.82	0.82	2.61	3	11

ING Solution 2035 Portfolio
Class ADV
12-31-11	11.19	0.17		(0.73)	(0.56)	0.15	—	—	0.15	—	10.48	(4.90)	0.62	0.62	0.62	1.54	418,753	71
12-31-10	9.90	0.14		1.26	1.40	0.11	—	—	0.11	—	11.19	14.29	0.62	0.62	0.62	1.39	453,363	56
12-31-09	7.94	0.12	•	2.08	2.20	0.23	0.01	—	0.24	—	9.90	28.00	0.62	0.62	0.62	1.35	389,542	46
12-31-08	13.19	0.15	•	(4.91)	(4.76)	0.14	0.35	—	0.49	—	7.94	(37.18)	0.62	0.62	0.62	1.38	252,226	62
12-31-07	12.65	0.12	•	0.51	0.63	0.05	0.04	—	0.09	—	13.19	5.03	0.62	0.62	0.62	0.88	279,171	32
Class I
12-31-11	11.41	0.24	•	(0.76)	(0.52)	0.20	—	—	0.20	—	10.69	(4.42)	0.12	0.12	0.12	2.10	140,503	71
12-31-10	10.09	0.20	•	1.27	1.47	0.15	—	—	0.15	—	11.41	14.77	0.12	0.12	0.12	1.90	115,744	56
12-31-09	8.08	0.16	•	2.13	2.29	0.27	0.01	—	0.28	—	10.09	28.68	0.12	0.12	0.12	1.82	85,142	46
12-31-08	13.38	0.21	•	(4.99)	(4.78)	0.17	0.35	—	0.52	—	8.08	(36.85)	0.12	0.12	0.12	1.96	50,607	62
12-31-07	12.76	0.19	•	0.53	0.72	0.06	0.04	—	0.10	—	13.38	5.66	0.12	0.12	0.12	1.43	44,254	32
Class S
12-31-11	11.32	0.21		(0.74)	(0.53)	0.18	—	—	0.18	—	10.61	(4.61)	0.37	0.37	0.37	1.77	416,250	71
12-31-10	10.01	0.16		1.28	1.44	0.13	—	—	0.13	—	11.32	14.56	0.37	0.37	0.37	1.65	477,985	56
12-31-09	8.02	0.14	•	2.11	2.25	0.25	0.01	—	0.26	—	10.01	28.35	0.37	0.37	0.37	1.59	406,568	46
12-31-08	13.29	0.17	•	(4.94)	(4.77)	0.15	0.35	—	0.50	—	8.02	(37.01)	0.37	0.37	0.37	1.59	269,288	62
12-31-07	12.71	0.12	•	0.55	0.67	0.05	0.04	—	0.09	—	13.29	5.30	0.37	0.37	0.37	0.93	347,197	32
Class S2
12-31-11	11.08	0.19	•	(0.73)	(0.54)	0.18	—	—	0.18	—	10.36	(4.79)	0.62	0.52	0.52	1.78	26,630	71
12-31-10	9.83	0.21	•	1.19	1.40	0.15	—	—	0.15	—	11.08	14.44	0.62	0.52	0.52	2.08	18,369	56
05-28-09(6) - 12-31-09	8.32	0.13	•	1.66	1.79	0.27	0.01	—	0.28	—	9.83	21.84	0.62	0.52	0.52	2.35	4	46
See Accompanying Notes to Financial Statements

46

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)(5)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)(5)	Expense net of all reductions/additions(2)(3)(4)(5)	Net investment income (loss)(2)(4)(5)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2035 Portfolio (Continued)
Class T
12-31-11	11.33	0.15	•	(0.73)	(0.58)	0.12	—	—	0.12	—	10.63	(5.06)	0.87	0.82	0.82	1.30	2,927	71
12-31-10	10.02	0.12		1.27	1.39	0.08	—	—	0.08	—	11.33	14.04	0.87	0.82	0.82	1.18	3,998	56
12-31-09	7.98	0.09	•	2.11	2.20	0.15	0.01	—	0.16	—	10.02	27.73	0.87	0.82	0.82	1.10	3,618	46
12-31-08	13.18	0.09	•	(4.89)	(4.80)	0.05	0.35	—	0.40	—	7.98	(37.30)	0.87	0.82	0.82	0.78	2,979	62
12-31-07	12.60	0.05		0.57	0.62	—	0.04	—	0.04	—	13.18	4.89	0.87	0.82	0.82	0.38	8,774	32

ING Solution 2040 Portfolio
Class ADV
10-03-11(6) - 12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.62	0.62	2.25	3	10
Class I
10-03-11(6) - 12-31-11	10.00	0.07		1.17	1.24	—	—	—	—	—	11.24	12.40	0.12	0.12	0.12	2.75	3	10
Class S
10-03-11(6) - 12-31-11	10.00	0.07		1.16	1.23	—	—	—	—	—	11.23	12.30	0.37	0.37	0.37	2.57	3	10
Class S2
10-03-11(6) - 12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.52	0.52	2.36	3	10
Class T
10-03-11(6) - 12-31-11	10.00	0.05		1.17	1.22	—	—	—	—	—	11.22	12.20	0.87	0.82	0.82	2.06	3	10

ING Solution 2045 Portfolio
Class ADV
12-31-11	11.29	0.14		(0.76)	(0.62)	0.11	—	—	0.11	—	10.56	(5.42)	0.62	0.62	0.62	1.28	244,111	77
12-31-10	9.90	0.11		1.35	1.46	0.07	—	—	0.07	—	11.29	14.92	0.62	0.62	0.62	1.04	262,653	40
12-31-09	7.87	0.09	•	2.20	2.29	0.19	0.07	—	0.26	—	9.90	29.50	0.62	0.62	0.62	1.07	229,164	36
12-31-08	13.66	0.12	•	(5.44)	(5.32)	0.11	0.36	—	0.47	—	7.87	(40.02)	0.62	0.62	0.62	1.14	136,526	57
12-31-07	13.01	0.05		0.66	0.71	0.03	0.03	—	0.06	—	13.66	5.51	0.62	0.62	0.62	0.33	148,649	39
Class I
12-31-11	11.51	0.21	•	(0.80)	(0.59)	0.16	—	—	0.16	—	10.76	(5.02)	0.12	0.12	0.12	1.86	109,358	77
12-31-10	10.08	0.16	•	1.38	1.54	0.11	—	—	0.11	—	11.51	15.51	0.12	0.12	0.12	1.59	88,176	40
12-31-09	8.00	0.13	•	2.25	2.38	0.23	0.07	—	0.30	—	10.08	30.16	0.12	0.12	0.12	1.54	61,035	36
12-31-08	13.84	0.19	•	(5.53)	(5.34)	0.14	0.36	—	0.50	—	8.00	(39.70)	0.12	0.12	0.12	1.71	33,161	57
12-31-07	13.13	0.12		0.66	0.78	0.04	0.03	—	0.07	—	13.84	5.96	0.12	0.12	0.12	0.84	28,381	39

See Accompanying Notes to Financial Statements

47

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)(5)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)(5)	Expense net of all reductions/additions(2)(3)(4)(5)	Net investment income (loss)(2)(4)(5)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2045 Portfolio (Continued)
Class S
12-31-11	11.40	0.18		(0.78)	(0.60)	0.13	—	—	0.13	—	10.67	(5.14)	0.37	0.37	0.37	1.51	277,998	77
12-31-10	10.00	0.13		1.36	1.49	0.09	—	—	0.09	—	11.40	15.12	0.37	0.37	0.37	1.33	319,163	40
12-31-09	7.94	0.11	•	2.23	2.34	0.21	0.07	—	0.28	—	10.00	29.86	0.37	0.37	0.37	1.32	260,130	36
12-31-08	13.75	0.15	•	(5.48)	(5.33)	0.12	0.36	—	0.48	—	7.94	(39.86)	0.37	0.37	0.37	1.32	156,122	57
12-31-07	13.06	0.07		0.68	0.75	0.03	0.03	—	0.06	—	13.75	5.79	0.37	0.37	0.37	0.54	199,688	39
Class S2
12-31-11	11.24	0.16	•	(0.77)	(0.61)	0.14	—	—	0.14	—	10.49	(5.38)	0.62	0.52	0.52	1.49	19,318	77
12-31-10	9.89	0.18	•	1.28	1.46	0.11	—	—	0.11	—	11.24	15.00	0.62	0.52	0.52	1.74	14,341	40
05-28-09(6) - 12-31-09	8.33	0.11	•	1.75	1.86	0.23	0.07	—	0.30	—	9.89	22.72	0.62	0.52	0.52	1.93	4	36
Class T
12-31-11	11.35	0.11	•	(0.75)	(0.64)	0.08	—	—	0.08	—	10.63	(5.63)	0.87	0.82	0.82	0.98	1,367	77
12-31-10	9.95	0.09		1.36	1.45	0.05	—	—	0.05	—	11.35	14.68	0.87	0.82	0.82	0.83	2,329	40
12-31-09	7.88	0.07		2.21	2.28	0.14	0.07	—	0.21	—	9.95	29.26	0.87	0.82	0.82	0.80	2,142	36
12-31-08	13.62	0.10		(5.44)	(5.34)	0.04	0.36	—	0.40	—	7.88	(40.12)	0.87	0.82	0.82	0.73	1,712	57
12-31-07	12.97	0.01		0.67	0.68	—	0.03	—	0.03	—	13.62	5.27	0.87	0.82	0.82	0.06	3,306	39

ING Solution 2050 Portfolio
Class ADV
10-03-11(6) - 12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.62	0.62	2.22	3	12
Class I
10-03-11(6) - 12-31-11	10.00	0.07		1.17	1.24	—	—	—	—	—	11.24	12.40	0.12	0.12	0.12	2.73	3	12
Class S
10-03-11(6) - 12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30	0.37	0.37	0.37	2.32	3	12
Class S2
10-03-11(6) - 12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.52	0.52	2.34	3	12
Class T
10-03-11(6) - 12-31-11	10.00	0.05		1.17	1.22	—	—	—	—	—	11.22	12.20	0.87	0.82	0.82	2.03	3	12

ING Solution 2055 Portfolio
Class ADV
12-31-11	11.34	0.17	•	(0.79)	(0.62)	0.03	0.03	—	0.06	—	10.66	(5.45)	0.62	0.62	0.62	1.58	11,461	81
03-08-10(6) - 12-31-10	10.02	0.15	•	1.17	1.32	—	—	—	—	—	11.34	13.17	0.62	0.62	0.62	1.72	3,923	33
Class I
12-31-11	11.37	0.24	•	(0.80)	(0.56)	0.04	0.03	—	0.07	—	10.74	(4.91)	0.12	0.12	0.12	2.16	4,746	81
03-08-10(6) - 12-31-10	10.02	0.18	•	1.17	1.35	—	—	—	—	—	11.37	13.47	0.12	0.12	0.12	2.11	1,648	33

See Accompanying Notes to Financial Statements

48

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)(5)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)(5)	Expense net of all reductions/additions(2)(3)(4)(5)	Net investment income (loss)(2)(4)(5)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2055 Portfolio (Continued)
Class S
12-31-11	11.35	0.20	•	(0.78)	(0.58)	0.04		0.03	—	0.07	—	10.70	(5.13)	0.37	0.37	0.37	1.77	10,061	81
03-08-10(6) - 12-31-10	10.02	0.15	•	1.18	1.33	—		—	—	—	—	11.35	13.27	0.37	0.37	0.37	1.80	4,717	33
Class S2
12-31-11	11.34	0.19	•	(0.79)	(0.60)	0.03		0.03	—	0.06	—	10.68	(5.26)	0.62	0.52	0.52	1.73	745	81
03-08-10(6) - 12-31-10	10.02	0.15	•	1.17	1.32	—		—	—	—	—	11.34	13.17	0.62	0.52	0.52	1.73	275	33
Class T
12-31-11	11.31	0.11		(0.74)	(0.63)	0.00	*	0.03	—	0.03	—	10.65	(5.56)	0.87	0.82	0.82	0.94	7	81
03-08-10(6) - 12-31-10	10.02	0.09		1.20	1.29	—		—	—	—	—	11.31	12.87	0.87	0.82	0.82	1.08	6	33

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(6)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

49

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of forty-three active separate investment series. The fourteen Portfolios included in this report are: ING Solution Aggressive Growth Portfolio (“Solution Aggressive Growth”), ING Solution Conservative Portfolio (“Solution Conservative”), ING Solution Growth Portfolio (“Solution Growth”), ING Solution Income Portfolio (“Solution Income”), ING Solution Moderate Portfolio (“Solution Moderate”), ING Solution 2015 Portfolio (“Solution 2015”), ING Solution 2020 Portfolio (“Solution 2020”), ING Solution 2025 Portfolio (“Solution 2025”), ING Solution 2030 Portfolio (“Solution 2030”), ING Solution 2035 Portfolio (“Solution 2035”), ING Solution 2040 Portfolio (“Solution 2040”), ING Solution 2045 Portfolio (“Solution 2045”), ING Solution 2050 Portfolio (“Solution 2050”) and ING Solution 2055 Portfolio (“Solution 2055”) (each, a “Portfolio” and collectively, the “Portfolios”). With the exception of Solution Aggressive Growth, Solution Conservative, Solution Growth, Solution Income and Solution Moderate, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”). When Solution 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 Portfolios reach their respective Target Date, they may be combined with the Solution Income Portfolio, without a vote of shareholders, if approved by the Board of Directors (the “Board”). The Portfolios serve as an investment option in underlying variable insurance products offered by Directed Services LLC.

The Portfolios offer at least four of the following five classes: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”), Service 2 Class (“Class S2”) and Class T. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the consultant (“IIM” or the “Consultant”) to the Investment Adviser. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

The Investment Adviser, the Consultant, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolios, and may cause, among other things, interruption or reduction of business and services,

50

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Portfolios’ advisory agreement, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolios or their operations and administration.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. The valuation of each Portfolio’s investments in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the investment adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included following each Portfolio’s Portfolio of Investments. For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the affiliated funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

51

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES

The Portfolios entered into an investment management agreement with the Investment Adviser. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets.

DSL pays the Consultant a consulting fee of 0.030% of the first $500 million, 0.025% of the next $500 million, 0.020% of the next $1 billion and 0.010% of amounts over $2 billion based on each Portfolio’s average daily net assets.

The Consultant will provide tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

Under an Administrative Services Agreement between the Portfolios and IFS, IFS provides all administrative services necessary for the Portfolios’ operations and is responsible for the supervision of the Portfolios’ other service providers. IFS also assumes all ordinary recurring direct costs of the Portfolios, such as custodian fees, director fees, transfer agency fees and accounting fees.

As compensation for these services, IFS receives a monthly fee from each portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2011, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

	Purchases	Sales
Solution Aggressive Growth	$18,168,925	$8,590,985
Solution Conservative	12,687,894	5,944,337
Solution Growth	33,170,261	13,158,613
Solution Income	171,749,647	182,295,617
Solution Moderate	34,445,064	13,980,477
Solution 2015	592,700,570	627,210,334
Solution 2020	17,675	2,491
Solution 2025	900,123,820	898,719,890
Solution 2030	16,980	1,805
Solution 2035	761,379,863	757,692,911
Solution 2040	16,861	1,705
Solution 2045	540,089,417	528,912,367
Solution 2050	17,183	2,029
Solution 2055	34,258,284	16,088,226

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV, Class S2 and Class T of the Portfolios have adopted a plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”), whereby IID is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Rule 12b-1 Plans, each Portfolio makes payments to IID at an annual rate of 0.25%, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to its Class ADV, Class S2 and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2012 for Solution Aggressive Growth, Solution Conservative, Solution Growth, Solution Income, Solution Moderate, Solution 2015, Solution 2025, Solution 2035, Solution 2045 and Solution 2055 and through at least May 1, 2013 for Solution 2020, Solution 2030, Solution 2040 and Solution 2050. The Distributor has contractually agreed

52

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

to waive a portion of this fee equal to 0.05% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%. The expense waiver will continue through at least May 1, 2012 for Solution Aggressive Growth, Solution Conservative, Solution Growth, Solution Income, Solution Moderate, Solution 2015, Solution 2025, Solution 2035, Solution 2045 and Solution 2055 and through at least May 1, 2013 for Solution 2020, Solution 2030, Solution 2040 and Solution 2050.

The Company has also adopted a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to IID which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2011, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 3 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Solution Aggressive Growth	$1,185	$237	$4,877	$6,299
Solution Conservative	738	148	3,165	4,051
Solution Growth	2,190	438	8,740	11,368
Solution Income	18,488	3,697	65,148	87,333
Solution Moderate	2,258	452	8,483	11,193
Solution 2015	63,689	12,737	212,096	288,522
Solution 2020	1	0	5	6
Solution 2025	101,275	20,253	332,337	453,865
Solution 2030	2	0	5	7
Solution 2035	85,498	17,098	278,009	380,605
Solution 2040	2	0	5	7
Solution 2045	55,305	11,060	170,147	236,512
Solution 2050	2	0	5	7
Solution 2055	2,226	445	7,077	9,748

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

At December 31, 2011, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — Solution Aggressive Growth (99.72%); Solution Conservative (94.69%); Solution Growth (96.97%); Solution Income (68.69%); Solution Moderate (96.28%); Solution 2015 (77.78%); Solution 2025 (76.91%); Solution 2035 (78.90%); Solution 2045 (81.46%); and Solution 2055 (81.34%).

ING National Trust — Solution Conservative (5.28%); Solution Income (26.82%); Solution 2015 (18.88%); Solution 2025 (20.30%); Solution 2035 (19.24%); Solution 2045 (17.66%); and Solution 2055 (18.65%).

Reliastar Life Insurance Company — Solution 2020 (99.67%); Solution 2030 (99.67%); Solution 2040 (99.67%); Solution 2050 (99.67%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

53

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class T
Solution Aggressive Growth	0.62%	0.12%	0.37%	0.52%	N/A
Solution Conservative	0.62%	0.12%	0.37%	0.52%	N/A
Solution Growth	0.62%	0.12%	0.37%	0.52%	N/A
Solution Income	0.62%	0.12%	0.37%	0.52%	0.82%
Solution Moderate	0.62%	0.12%	0.37%	0.52%	N/A
Solution 2015	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2020	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2025	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2030	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2035	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2040	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2045	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2050	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2055	0.62%	0.12%	0.37%	0.52%	0.82%

(1)

The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2011, the Portfolios did not have any waived or reimbursed fees subject to recoupment.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from manager on the accompanying Statements of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Aggressive Growth
Class ADV
12/31/2011	583,117	—	4,514	(87,695)	499,936	6,273,930	—	43,428	(930,023)	5,387,335
4/30/2010(1) - 12/31/2010	448,990	—	—	(19,484)	429,506	4,658,208	—	—	(205,363)	4,452,845
Class I
12/31/2011	—	—	—	—	—	—	—	—	—	—
4/30/2010(1) - 12/31/2010	301	—	—	—	301	3,010	—	—	—	3,010
Class S
12/31/2011	433,197	—	2,219	(44,789)	390,627	4,612,710	—	21,413	(481,853)	4,152,270
4/30/2010(1) - 12/31/2010	137,087	—	—	(5,334)	131,753	1,388,032	—	—	(56,057)	1,331,975
Class S2
12/31/2011	45,591	—	15	(54,719)	(9,113)	501,245	—	144	(607,021)	(105,632)
4/30/2010(1) - 12/31/2010	12,972	—	—	(300)	12,672	128,787	—	—	(3,072)	125,715
Solution Conservative
Class ADV
12/31/2011	532,013	—	3,447	(103,503)	431,957	5,663,951	—	34,986	(1,111,163)	4,587,774
4/30/2010(1) - 12/31/2010	192,046	—	—	(10,514)	181,892	1,990,136	—	—	(105,598)	1,884,538

54

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Conservative (continued)
Class I
12/31/2011	—	—	—	—	—	—	—	—	—	—
4/30/2010(1) - 12/31/2010	127,851	—	—	(23,576)	104,275	1,313,367	—	—	(246,410)	1,066,957
Class S
12/31/2011	234,758	—	1,451	(60,127)	176,082	2,504,049	—	14,787	(636,648)	1,882,188
4/30/2010(1) - 12/31/2010	301	—	—	—	301	3,010	—	—	—	3,010
Class S2
12/31/2011	13,048	—	69	(7,609)	5,508	141,839	—	708	(81,566)	60,981
4/30/2010(1) - 12/31/2010	7,702	—	—	(1,582)	6,120	80,119	—	—	(16,376)	63,743
Solution Growth
Class ADV
12/31/2011	1,424,159	—	11,312	(147,016)	1,288,455	13,112,751	—	94,455	(1,344,967)	11,862,239
12/31/2010	535,887	—	—	(8,069)	527,818	4,732,134	—	—	(72,017)	4,660,117
Class I
12/31/2011	—	—	—	—	—	—	—	—	—	—
12/31/2010	445,258	—	1,299	(23,095)	423,462	3,854,100	—	10,571	(203,134)	3,661,537
Class S
12/31/2011	917,722	—	7,436	(87,911)	837,247	8,409,723	—	62,608	(798,034)	7,674,297
12/31/2010	—	—	—	—	—	—	—	—	—	—
Class S2
12/31/2011	37,687	—	342	(23,015)	15,014	352,768	—	2,867	(217,043)	138,592
4/30/2010(1) - 12/31/2010	32,036	—	—	(349)	31,687	275,544	—	—	(3,050)	272,494
Solution Income
Class ADV
12/31/2011	2,569,350	—	438,123	(2,697,704)	309,769	27,823,835	—	4,429,419	(29,122,498)	3,130,756
12/31/2010	2,157,211	—	326,875	(2,809,720)	(325,634)	22,580,623	—	3,340,664	(29,675,732)	(3,754,445)
Class I
12/31/2011	1,319,341	—	89,363	(1,476,014)	(67,310)	14,467,537	—	920,437	(16,425,438)	(1,037,464)
12/31/2010	948,026	—	74,784	(603,409)	419,401	10,108,136	—	778,507	(6,444,161)	4,442,482
Class S
12/31/2011	1,122,253	—	345,939	(2,375,948)	(907,756)	12,190,210	—	3,538,958	(25,856,621)	(10,127,453)
12/31/2010	1,669,294	—	298,493	(2,099,800)	(132,013)	17,651,340	—	3,083,437	(22,248,192)	(1,513,415)
Class S2
12/31/2011	293,348	—	16,703	(370,474)	(60,423)	3,074,158	—	167,535	(3,972,390)	(730,697)
12/31/2010	832,047	—	18,417	(335,108)	515,356	8,809,770	—	186,747	(3,482,971)	5,513,546
Class T
12/31/2011	2,943	—	680	(23,138)	(19,515)	32,492	—	7,074	(256,041)	(216,475)
12/31/2010	3,699	—	1,354	(14,344)	(9,291)	39,384	—	14,106	(154,873)	(101,383)

55

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Moderate
Class ADV
12/31/2011	1,268,557	—	14,406	(115,015)	1,167,948	12,457,626	—	132,097	(1,118,161)	11,471,562
12/31/2010	294,439	—	255	(20,068)	274,626	2,811,307	—	2,283	(183,017)	2,630,573
Class I
12/31/2011	—	—	—	—	—	—	—	—	—	—
12/31/2010	—	—	—	—	—	—	—	—	—	—
Class S
12/31/2011	979,510	—	14,584	(121,648)	872,446	9,590,980	—	135,778	(1,213,515)	8,513,243
12/31/2010	544,371	—	4,456	(19,806)	529,021	5,134,975	—	40,326	(186,286)	4,989,015
Class S2
12/31/2011	19,468	—	142	(4,442)	15,168	191,347	—	1,320	(45,241)	147,426
4/30/2010(1) - 12/31/2010	3,758	—	—	(526)	3,232	36,088	—	—	(5,106)	30,982
Solution 2015
Class ADV
12/31/2011	4,286,555	—	973,520	(6,170,458)	(910,383)	46,838,887	—	9,822,823	(67,063,764)	(10,402,054)
12/31/2010	5,738,694	—	656,727	(6,455,159)	(59,738)	59,287,791	—	6,560,701	(67,377,039)	(1,528,547)
Class I
12/31/2011	3,925,243	—	240,801	(3,343,012)	823,032	43,630,595	—	2,473,021	(37,981,799)	8,121,817
12/31/2010	2,642,468	—	163,115	(2,363,588)	441,995	27,713,388	—	1,657,246	(24,990,082)	4,380,552
Class S
12/31/2011	3,199,911	—	1,118,790	(7,782,195)	(3,463,494)	35,164,929	—	11,411,661	(85,261,679)	(38,685,089)
12/31/2010	4,576,846	—	811,619	(4,959,273)	429,192	47,828,398	—	8,189,236	(51,709,693)	4,307,941
Class S2
12/31/2011	1,105,707	—	53,207	(373,212)	785,702	11,541,217	—	531,537	(3,993,281)	8,079,473
12/31/2010	1,724,852	—	35,047	(349,427)	1,410,472	18,130,133	—	349,966	(3,555,076)	14,922,023
Class T
12/31/2011	29,955	—	6,975	(67,825)	(30,895)	330,650	—	71,208	(723,797)	(321,939)
12/31/2010	41,941	—	4,784	(65,254)	(18,529)	435,589	—	48,315	(694,660)	(210,756)
Solution 2020
Class ADV
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class I
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S2
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010

56

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2020 (continued)
Class T
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Solution 2025
Class ADV
12/31/2011	6,260,828	—	1,016,938	(7,281,465)	(3,699)	68,546,664	—	10,006,665	(78,617,916)	(64,587)
12/31/2010	8,023,508	—	708,591	(7,717,341)	1,014,758	80,554,293	—	6,781,215	(78,391,571)	8,943,937
Class I
12/31/2011	7,248,419	—	289,050	(4,502,712)	3,034,757	80,293,332	—	2,896,280	(52,224,601)	30,965,011
12/31/2010	3,413,151	—	204,271	(2,556,890)	1,060,532	34,946,969	—	1,991,643	(26,411,316)	10,527,296
Class S
12/31/2011	5,167,738	—	1,174,978	(10,195,514)	(3,852,798)	57,215,196	—	11,679,285	(110,373,340)	(41,478,859)
12/31/2010	6,396,101	—	877,631	(6,222,436)	1,051,296	65,201,618	—	8,486,689	(63,540,590)	10,147,717
Class S2
12/31/2011	1,418,291	—	51,939	(257,551)	1,212,679	14,825,010	—	506,920	(2,716,105)	12,615,825
12/31/2010	2,131,339	—	35,248	(272,978)	1,893,609	22,010,952	—	335,207	(2,684,054)	19,662,105
Class T
12/31/2011	147,996	—	9,072	(408,373)	(251,305)	1,574,198	—	90,084	(4,313,797)	(2,649,515)
12/31/2010	85,837	—	7,138	(76,892)	16,083	876,268	—	68,878	(776,364)	168,782
Solution 2030
Class ADV
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class I
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S2
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class T
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Solution 2035
Class ADV
12/31/2011	5,005,265	—	627,276	(6,192,834)	(560,293)	55,667,351	—	6,147,305	(67,772,610)	(5,957,954)
12/31/2010	6,691,048	—	444,092	(5,960,040)	1,175,100	67,599,113	—	4,272,162	(61,170,800)	10,700,475
Class I
12/31/2011	7,799,008	—	204,020	(5,000,537)	3,002,491	88,295,875	—	2,036,122	(59,368,376)	30,963,621
12/31/2010	3,263,052	—	135,397	(1,698,124)	1,700,325	33,817,013	—	1,325,539	(17,192,641)	17,949,911

57

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2035 (continued)
Class S
12/31/2011	4,535,165	—	729,282	(8,233,063)	(2,968,616)	50,931,359	—	7,227,185	(90,604,211)	(32,445,667)
12/31/2010	5,843,315	—	540,632	(4,774,208)	1,609,739	59,889,155	—	5,254,947	(48,977,856)	16,166,246
Class S2
12/31/2011	1,146,562	—	35,464	(268,949)	913,077	12,171,079	—	343,641	(2,864,900)	9,649,820
12/31/2010	1,941,298	—	25,067	(309,563)	1,656,802	20,122,579	—	238,633	(3,078,867)	17,282,345
Class T
12/31/2011	43,228	—	3,681	(124,450)	(77,541)	480,533	—	36,629	(1,366,323)	(849,161)
12/31/2010	42,525	—	3,067	(53,780)	(8,188)	435,071	—	29,900	(554,927)	(89,956)
Solution 2040
Class ADV
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class I
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S2
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class T
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Solution 2045
Class ADV
12/31/2011	3,164,971	—	261,641	(3,578,586)	(151,974)	35,425,518	—	2,574,545	(39,525,672)	(1,525,609)
12/31/2010	3,732,520	—	176,703	(3,787,757)	121,466	37,827,956	—	1,692,814	(39,033,768)	487,002
Class I
12/31/2011	6,982,323	—	123,326	(4,608,895)	2,496,754	79,887,475	—	1,234,496	(55,155,388)	25,966,583
12/31/2010	2,596,391	—	78,728	(1,066,766)	1,608,353	26,969,936	—	767,598	(11,003,559)	16,733,975
Class S
12/31/2011	3,726,034	—	370,353	(6,025,750)	(1,929,363)	42,201,768	—	3,677,605	(66,730,630)	(20,851,257)
12/31/2010	4,500,943	—	271,856	(2,804,431)	1,968,368	45,943,903	—	2,628,850	(28,978,763)	19,593,990
Class S2
12/31/2011	724,338	—	19,805	(179,354)	564,789	7,816,596	—	193,691	(1,970,290)	6,039,997
12/31/2010	1,381,646	—	14,703	(120,397)	1,275,952	14,405,313	—	140,124	(1,224,446)	13,320,991
Class T
12/31/2011	33,742	—	1,347	(111,810)	(76,721)	381,498	—	13,362	(1,212,741)	(817,881)
12/31/2010	36,668	—	1,117	(47,900)	(10,115)	374,597	—	10,767	(488,046)	(102,682)

58

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2050
Class ADV
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class I
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S2
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class T
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Solution 2055
Class ADV
12/31/2011	1,007,927	—	4,713	(283,793)	728,847	11,310,580	—	46,840	(3,187,766)	8,169,654
3/8/2010(1) - 12/31/2010	450,025	—	—	(104,061)	345,964	4,616,348	—	—	(1,093,489)	3,522,859
Class I
12/31/2011	600,711	—	1,627	(305,278)	297,060	6,768,482	—	16,256	(3,528,213)	3,256,525
3/8/2010(1) - 12/31/2010	439,872	—	—	(24,465)	415,407	4,575,358	—	—	(249,120)	4,326,238
Class S
12/31/2011	764,515	—	5,039	(244,657)	524,897	8,607,232	—	50,185	(2,658,477)	5,998,940
3/8/2010(1) - 12/31/2010	193,170	—	—	(48,287)	144,883	2,014,629	—	—	(478,069)	1,536,560
Class S2
12/31/2011	53,418	—	298	(8,180)	45,536	597,651	—	2,970	(88,889)	511,732
3/8/2010(1) - 12/31/2010	730	—	—	(213)	517	7,475	—	—	(2,055)	5,420
Class T
12/31/2011	1,469	—	1	(1,316)	154	15,225	—	13	(13,990)	1,248
3/8/2010(1) - 12/31/2010	25,172	—	—	(941)	24,231	246,739	—	—	(9,782)	236,957

(1)	Commencement of operations.

59

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 9 — LINE OF CREDIT

Certain Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. Effective May 27, 2011, the funds pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 27, 2011, the funds paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The Portfolios did not utilize the line of credit during the year ended December 31, 2011.

NOTE 10—FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent.

Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Solution Aggressive Growth	$—	$44,824	$(44,824)
Solution Conservative	—	80,294	(80,294)
Solution Growth	—	120,068	(120,068)
Solution Income	—	2,263,244	(2,263,244)
Solution Moderate	—	166,435	(166,435)
Solution 2015	—	7,344,973	(7,344,973)
Solution 2020	(13)	47	(34)
Solution 2025	—	5,487,962	(5,487,962)
Solution 2030	(13)	48	(35)
Solution 2035	—	3,743,102	(3,743,102)
Solution 2040	(13)	49	(36)
Solution 2045	—	2,361,484	(2,361,484)
Solution 2050	(13)	49	(36)
Solution 2055	—	84,470	(84,470)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Solution Aggressive Growth	$64,899	$106	$—	$—
Solution Conservative	50,494	7	—	—
Solution Growth	94,171	65,766	10,621	—
Solution Income	9,063,423	—	7,403,461	—
Solution Moderate	139,078	130,133	34,691	8,015
Solution 2015	24,310,250	—	16,802,464	—
Solution 2025	25,179,234	—	17,663,632	—
Solution 2035	15,790,883	—	11,121,181	—
Solution 2045	7,693,700	—	5,240,153	—
Solution 2055	115,324	950	—	—

60

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Solution Aggressive Growth	$298,820	$54,553	$(754,878)	$—	—
Solution Conservative	343,893	—	(368,199)	(48,397)	N/A
Solution Growth	608,463	131,387	(1,206,994)	—	—
Solution Income	9,851,405	—	(7,964,213)	(15,490,521)	2017
Solution Moderate	802,726	200,401	(979,386)	—	—
Solution 2015	30,666,695	—	(24,186,577)	(57,785,966)	2017
				(4,233,809)	2018

				$(62,019,775)

Solution 2020	284	10	996	—	—
Solution 2025	32,678,974	—	(1,905,165)	(94,904,113)	2017
				(26,382,916)	2018

				$(121,287,029)

Solution 2030	243	8	1,354	—	—
Solution 2035	21,925,504	—	(19,972,331)	(45,926,678)	2017
				(26,378,095)	2018

				$(72,304,773)

Solution 2040	246	5	1,611	—	—
Solution 2045	12,435,869	—	(5,612,036)	(10,927,690)	2017
				(27,718,100)	2018

				$(38,645,790)

Solution 2050	275	5	1,583	—	—
Solution 2055	636,196	251,440	(1,432,717)	—	—

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of December 31, 2011, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act are effective for the Portfolios’ tax year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 11  — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgements by the Adviser or Consultant. There is a risk that the

61

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 11  — CONCENTRATION OF INVESTMENT RISK (continued)

Portfolios may allocate assets to as Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”)

No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of December 31, 2011, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting this ASU.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

62

ING SOLUTION AGGRESSIVE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
50,383		ING Clarion Global Real Estate Portfolio - Class I	$449,920	3.0
6,643		ING Clarion Real Estate Portfolio - Class I	157,900	1.1
24,457		ING Davis New York Venture Portfolio - Class I	414,306	2.8
28,803		ING Emerging Markets Equity Fund - Class I	292,640	2.0
56,882		ING Equity Dividend Fund - Class I	579,629	3.9
38,921		ING Global Bond Fund - Class I	439,413	2.9
94,438		ING Goldman Sachs Commodity Strategy Portfolio - Class I	564,738	3.8
31,748		ING Growth and Income Portfolio - Class I	685,440	4.6
176,808		ING International Core Fund - Class I	1,471,040	9.8
68,099		ING International Growth Fund - Class I	584,288	3.9
40,461		ING JPMorgan Emerging Markets Equity Portfolio - Class I	728,696	4.9
52,863		ING Large Cap Growth Portfolio - Class I	672,416	4.5
39,319		ING Marsico Growth Portfolio - Class I	667,249	4.5
70,501	@	ING MidCap Opportunities Portfolio - Class I	819,921	5.5
72,254		ING MidCap Value Fund - Class I	840,309	5.6
75,726		ING PIMCO High Yield Portfolio - Class I	751,959	5.0

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: (continued)
43,158		ING Small Company Portfolio - Class I	$769,069	5.1
32,653		ING T Rowe Price Capital Appreciation Portfolio - Class I	746,766	5.0
90,590		ING T. Rowe Price Equity Income Portfolio - Class I	1,035,441	6.9
12,446	@	ING T. Rowe Price Growth Equity Portfolio - Class I	670,967	4.5
61,839		ING Templeton Foreign Equity Portfolio - Class I	588,710	3.9
9,424		ING Thornburg Value Portfolio - Class I	259,637	1.7
73,022		ING U.S. Stock Index Portfolio - Class I	760,155	5.1

		Total Investments in Affiliated Investment Companies (Cost $15,525,636)	$14,950,609	100.0
		Liabilities in Excess of Other Assets	(4,619)	—

		Net Assets	$14,945,990	100.0

@	Non-income producing security
Cost for federal income tax purposes is $15,705,487.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$109,654
Gross Unrealized Depreciation	(864,532)

Net Unrealized depreciation	$(754,878)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$14,950,609	$—	$—	$14,950,609

Total Investments, at value	$14,950,609	$—	$—	$14,950,609

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

63

ING SOLUTION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
42,472		ING BlackRock Inflation Protected Bond Portfolio - Class I	$463,366	4.9
21,480		ING Clarion Global Real Estate Portfolio - Class I	191,818	2.0
11,378		ING Davis New York Venture Portfolio - Class I	192,749	2.0
47,594		ING Floating Rate Fund - Class I	469,752	5.0
41,565		ING Global Bond Fund - Class I	469,273	4.9
30,257		ING Goldman Sachs Commodity Strategy Portfolio - Class I	180,939	1.9
17,882		ING Growth and Income Portfolio - Class I	386,067	4.1
79,746		ING Intermediate Bond Portfolio - Class I	988,845	10.4
22,623		ING International Core Fund - Class I	188,226	2.0
21,791		ING International Growth Fund - Class I	186,963	2.0
10,363		ING JPMorgan Emerging Markets Equity Portfolio - Class I	186,636	2.0
15,030		ING Large Cap Growth Portfolio - Class I	191,179	2.0
55,201		ING Limited Maturity Bond Portfolio - Class I	557,534	5.9
20,501	@	ING MidCap Opportunities Portfolio - Class I	238,421	2.5

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: (continued)
20,998		ING MidCap Value Fund - Class I	$244,210	2.6
77,614		ING PIMCO High Yield Portfolio - Class I	770,711	8.1
142,674		ING PIMCO Total Return Bond Portfolio - Class I	1,656,440	17.5
30,039		ING T. Rowe Price Equity Income Portfolio - Class I	343,348	3.6
2,654	@	ING T. Rowe Price Growth Equity Portfolio - Class I	143,081	1.5
19,781		ING Templeton Foreign Equity Portfolio - Class I	188,316	2.0
59,248		ING U.S. Bond Index Portfolio - Class I	655,877	6.9
56,047		ING U.S. Stock Index Portfolio - Class I	583,452	6.2

		Total Investments in Affiliated Investment Companies (Cost $9,745,192)	$9,477,203	100.0
		Liabilities in Excess of Other Assets	(734)	—

		Net Assets	$9,476,469	100.0

@	Non-income producing security
Cost for federal income tax purposes is $9,845,402.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$63,478
Gross Unrealized Depreciation	(431,677)

Net Unrealized depreciation	$(368,199)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$9,477,203	$—	$—	$9,477,203

Total Investments, at value	$9,477,203	$—	$—	$9,477,203

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

64

ING SOLUTION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
96,203		ING Clarion Global Real Estate Portfolio - Class I	$859,090	3.0
12,664		ING Clarion Real Estate Portfolio - Class I	301,015	1.1
46,694		ING Davis New York Venture Portfolio - Class I	790,991	2.8
27,515		ING Emerging Markets Equity Fund - Class I	279,548	1.0
79,578		ING Equity Dividend Fund - Class I	810,898	2.8
56,838		ING Floating Rate Fund - Class I	560,991	2.0
124,090		ING Global Bond Fund - Class I	1,400,971	4.9
135,610		ING Goldman Sachs Commodity Strategy Portfolio - Class I	810,947	2.8
60,590		ING Growth and Income Portfolio - Class I	1,308,147	4.6
90,690		ING Intermediate Bond Portfolio - Class I	1,124,556	3.9
168,915		ING International Core Fund - Class I	1,405,371	4.9
97,594		ING International Growth Fund - Class I	837,360	2.9
46,392		ING JPMorgan Emerging Markets Equity Portfolio - Class I	835,514	2.9
89,736		ING Large Cap Growth Portfolio - Class I	1,141,447	4.0
58,411		ING Marsico Growth Portfolio - Class I	991,228	3.5
97,901	@	ING MidCap Opportunities Portfolio - Class I	1,138,589	4.0
100,255		ING MidCap Value Fund - Class I	1,165,968	4.1

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: (continued)
202,599		ING PIMCO High Yield Portfolio - Class I	$2,011,805	7.1
158,172		ING PIMCO Total Return Bond Portfolio - Class I	1,836,374	6.4
49,383		ING Small Company Portfolio - Class I	880,011	3.1
62,384		ING T Rowe Price Capital Appreciation Portfolio - Class I	1,426,731	5.0
147,247		ING T. Rowe Price Equity Income Portfolio - Class I	1,683,032	5.9
21,125	@	ING T. Rowe Price Growth Equity Portfolio - Class I	1,138,835	4.0
88,610		ING Templeton Foreign Equity Portfolio - Class I	843,563	3.0
17,998		ING Thornburg Value Portfolio - Class I	495,849	1.7
63,182		ING U.S. Bond Index Portfolio - Class I	699,420	2.5
167,252		ING U.S. Stock Index Portfolio - Class I	1,741,097	6.1

		Total Investments in Affiliated Investment Companies (Cost $29,498,386)	$28,519,348	100.0
		Liabilities in Excess of Other Assets	(11,769)	—

		Net Assets	$28,507,579	100.0

@	Non-income producing security
Cost for federal income tax purposes is $29,726,342.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$210,100
Gross Unrealized Depreciation	(1,417,094)

Net Unrealized depreciation	$(1,206,994)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$28,519,348	$—	$—	$28,519,348

Total Investments, at value	$28,519,348	$—	$—	$28,519,348

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

65

ING SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
973,131		ING BlackRock Inflation Protected Bond Portfolio - Class I	$10,616,862	4.9
494,058		ING Clarion Global Real Estate Portfolio - Class I	4,411,940	2.0
261,871		ING Davis New York Venture Portfolio - Class I	4,436,090	2.0
1,091,956		ING Floating Rate Fund - Class I	10,777,608	5.0
953,506		ING Global Bond Fund - Class I	10,765,086	4.9
691,780		ING Goldman Sachs Commodity Strategy Portfolio - Class I	4,136,845	1.9
411,493		ING Growth and Income Portfolio - Class I	8,884,132	4.1
1,829,538		ING Intermediate Bond Portfolio - Class I	22,686,273	10.4
519,324		ING International Core Fund - Class I	4,320,772	2.0
499,957		ING International Growth Fund - Class I	4,289,629	2.0
237,808		ING JPMorgan Emerging Markets Equity Portfolio - Class I	4,282,923	2.0
345,600		ING Large Cap Growth Portfolio - Class I	4,396,027	2.0
1,265,030		ING Limited Maturity Bond Portfolio - Class I	12,776,803	5.9
471,361	@	ING MidCap Opportunities Portfolio - Class I	5,481,928	2.5

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: (continued)
483,916		ING MidCap Value Fund - Class I	$5,627,937	2.6
1,785,193		ING PIMCO High Yield Portfolio - Class I	17,726,969	8.1
3,275,005		ING PIMCO Total Return Bond Portfolio - Class I	38,022,811	17.5
692,442		ING T. Rowe Price Equity Income Portfolio - Class I	7,914,608	3.6
61,030	@	ING T. Rowe Price Growth Equity Portfolio - Class I	3,290,148	1.5
454,166		ING Templeton Foreign Equity Portfolio - Class I	4,323,663	2.0
1,358,577		ING U.S. Bond Index Portfolio - Class I	15,039,450	6.9
1,290,941		ING U.S. Stock Index Portfolio - Class I	13,438,698	6.2

		Total Investments in Affiliated Investment Companies (Cost $221,762,410)	$217,647,202	100.0
		Liabilities in Excess of Other Assets	(2,562)	—

		Net Assets	$217,644,640	100.0

@	Non-income producing security
Cost for federal income tax purposes is $225,611,415.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,617,395
Gross Unrealized Depreciation	(10,581,608)

Net Unrealized depreciation	$(7,964,213)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$217,647,202	$—	$—	$217,647,202

Total Investments, at value	$217,647,202	$—	$—	$217,647,202

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

66

ING SOLUTION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
78,244		ING BlackRock Inflation Protected Bond Portfolio - Class I	$853,645	2.9
98,867		ING Clarion Global Real Estate Portfolio - Class I	882,883	3.0
13,022		ING Clarion Real Estate Portfolio - Class I	309,545	1.1
34,907		ING Davis New York Venture Portfolio - Class I	591,318	2.0
87,670		ING Floating Rate Fund - Class I	865,301	3.0
127,591		ING Global Bond Fund - Class I	1,440,500	4.9
92,898		ING Goldman Sachs Commodity Strategy Portfolio - Class I	555,532	1.9
54,865		ING Growth and Income Portfolio - Class I	1,184,528	4.1
186,522		ING Intermediate Bond Portfolio - Class I	2,312,871	7.9
173,523		ING International Core Fund - Class I	1,443,714	5.0
66,833		ING International Growth Fund - Class I	573,427	2.0
47,662		ING JPMorgan Emerging Markets Equity Portfolio - Class I	858,389	2.9
57,641		ING Large Cap Growth Portfolio - Class I	733,191	2.5
56,504		ING Limited Maturity Bond Portfolio - Class I	570,690	2.0
34,297		ING Marsico Growth Portfolio - Class I	582,014	2.0
75,452	@	ING MidCap Opportunities Portfolio - Class I	877,502	3.0
77,275		ING MidCap Value Fund - Class I	898,708	3.1

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: (continued)
238,152		ING PIMCO High Yield Portfolio - Class I	$2,364,847	8.1
325,330		ING PIMCO Total Return Bond Portfolio - Class I	3,777,080	12.9
33,841		ING Small Company Portfolio - Class I	603,047	2.1
64,132		ING T Rowe Price Capital Appreciation Portfolio - Class I	1,466,701	5.0
92,141		ING T. Rowe Price Equity Income Portfolio - Class I	1,053,171	3.6
10,854	@	ING T. Rowe Price Growth Equity Portfolio - Class I	585,156	2.0
60,683		ING Templeton Foreign Equity Portfolio - Class I	577,698	2.0
129,936		ING U.S. Bond Index Portfolio - Class I	1,438,396	4.9
171,929		ING U.S. Stock Index Portfolio - Class I	1,789,786	6.1

		Total Investments in Affiliated Investment Companies (Cost $29,881,681)	$29,189,640	100.0
		Liabilities in Excess of Other Assets	(1,195)	—

		Net Assets	$29,188,445	100.0

@	Non-income producing security
Cost for federal income tax purposes is $30,169,026.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$185,028
Gross Unrealized Depreciation	(1,164,414)

Net Unrealized depreciation	$(979,386)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$29,189,640	$—	$—	$29,189,640

Total Investments, at value	$29,189,640	$—	$—	$29,189,640

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

67

ING SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares		Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
3,329,072	ING BlackRock Inflation Protected Bond Portfolio - Class I	$36,320,174	4.9
2,536,560	ING Clarion Global Real Estate Portfolio - Class I	22,651,484	3.0
335,694	ING Clarion Real Estate Portfolio - Class I	7,979,447	1.1
896,342	ING Davis New York Venture Portfolio - Class I	15,184,030	2.0
724,404	ING Emerging Markets Equity Fund - Class I	7,359,947	1.0
1,340,435	ING Equity Dividend Fund - Class I	13,659,031	1.8
2,988,931	ING Floating Rate Fund - Class I	29,500,748	4.0
3,262,278	ING Global Bond Fund - Class I	36,831,118	4.9
2,366,490	ING Goldman Sachs Commodity Strategy Portfolio - Class I	14,151,610	1.9
1,408,351	ING Growth and Income Portfolio - Class I	30,406,295	4.1
4,769,124	ING Intermediate Bond Portfolio - Class I	59,137,133	7.9
4,443,470	ING International Core Fund - Class I	36,969,673	4.9
1,711,130	ING International Growth Fund - Class I	14,681,496	2.0
1,220,802	ING JPMorgan Emerging Markets Equity Portfolio - Class I	21,986,647	2.9
1,478,627	ING Large Cap Growth Portfolio - Class I	18,808,133	2.5
1,803,315	ING Limited Maturity Bond Portfolio - Class I	18,213,486	2.4

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: (continued)
2,258,655	@	ING MidCap Opportunities Portfolio - Class I	$26,268,163	3.5
2,319,077		ING MidCap Value Fund - Class I	26,970,871	3.6
6,109,089		ING PIMCO High Yield Portfolio - Class I	60,663,253	8.1
8,324,098		ING PIMCO Total Return Bond Portfolio - Class I	96,642,783	12.9
871,421		ING Small Company Portfolio - Class I	15,528,724	2.1
2,031,710		ING T. Rowe Price Equity Income Portfolio - Class I	23,222,448	3.1
313,342	@	ING T. Rowe Price Growth Equity Portfolio - Class I	16,892,289	2.3
1,554,461		ING Templeton Foreign Equity Portfolio - Class I	14,798,469	2.0
3,320,050		ING U.S. Bond Index Portfolio - Class I	36,752,959	4.9
4,418,944		ING U.S. Stock Index Portfolio - Class I	46,001,207	6.2

		Total Investments in Affiliated Investment Companies (Cost $750,699,523)	$747,581,618	100.0
		Assets in Excess of Other Liabilities	7,276	—

		Net Assets	$747,588,894	100.0

@	Non-income producing security
Cost for federal income tax purposes is $771,768,195.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$21,885,238
Gross Unrealized Depreciation	(46,071,815)

Net Unrealized depreciation	$(24,186,577)

See Accompanying Notes to Financial Statements

68

ING SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$747,581,618	$—	$—	$747,581,618

Total Investments, at value	$747,581,618	$—	$—	$747,581,618

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

69

ING SOLUTION 2020 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
44		ING BlackRock Inflation Protected Bond Portfolio - Class I	$475	2.9
55		ING Clarion Global Real Estate Portfolio - Class I	494	3.0
7		ING Clarion Real Estate Portfolio - Class I	174	1.1
20		ING Davis New York Venture Portfolio - Class I	331	2.0
16		ING Emerging Markets Equity Fund - Class I	160	1.0
33		ING Equity Dividend Fund - Class I	340	2.1
49		ING Floating Rate Fund - Class I	482	3.0
71		ING Global Bond Fund - Class I	803	4.9
77		ING Goldman Sachs Commodity Strategy Portfolio - Class I	463	2.8
31		ING Growth and Income Portfolio - Class I	663	4.1
78		ING Intermediate Bond Portfolio - Class I	967	5.9
116		ING International Core Fund - Class I	967	5.9
37		ING International Growth Fund - Class I	320	2.0
27		ING JPMorgan Emerging Markets Equity Portfolio - Class I	479	2.9
39		ING Large Cap Growth Portfolio - Class I	492	3.0
16		ING Limited Maturity Bond Portfolio - Class I	159	1.0
19		ING Marsico Growth Portfolio - Class I	325	2.0
56	@	ING MidCap Opportunities Portfolio - Class I	654	4.0

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: (continued)
58		ING MidCap Value Fund - Class I	$672	4.1
117		ING PIMCO High Yield Portfolio - Class I	1,157	7.1
133		ING PIMCO Total Return Bond Portfolio - Class I	1,539	9.4
28		ING Small Company Portfolio - Class I	508	3.1
25		ING T Rowe Price Capital Appreciation Portfolio - Class I	574	3.5
59		ING T. Rowe Price Equity Income Portfolio - Class I	675	4.1
9	@	ING T. Rowe Price Growth Equity Portfolio - Class I	491	3.0
34		ING Templeton Foreign Equity Portfolio - Class I	323	2.0
58		ING U.S. Bond Index Portfolio - Class I	641	3.9
96		ING U.S. Stock Index Portfolio - Class I	1,003	6.2
		Total Investments in Affiliated Investment Companies (Cost $15,332)	$16,331	100.0
		Liabilities in Excess of Other Assets	(4)	—

		Net Assets	$16,327	100.0

@	Non-income producing security
Cost for federal income tax purposes is $15,335.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,050
Gross Unrealized Depreciation	(54)

Net Unrealized appreciation	$996

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$16,331	$—	$—	$16,331

Total Investments, at value	$16,331	$—	$—	$16,331

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

70

ING SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
4,003,366		ING Clarion Global Real Estate Portfolio - Class I	$35,750,060	3.0
529,932		ING Clarion Real Estate Portfolio - Class I	12,596,477	1.1
1,591,553		ING Davis New York Venture Portfolio - Class I	26,960,906	2.3
1,143,304		ING Emerging Markets Equity Fund - Class I	11,615,966	1.0
3,022,652		ING Equity Dividend Fund - Class I	30,800,825	2.6
3,535,584		ING Floating Rate Fund - Class I	34,896,210	2.9
5,145,034		ING Global Bond Fund - Class I	58,087,434	4.9
5,598,227		ING Goldman Sachs Commodity Strategy Portfolio - Class I	33,477,395	2.8
1,965,390		ING Growth and Income Portfolio - Class I	42,432,770	3.6
2,820,460		ING Intermediate Bond Portfolio - Class I	34,973,701	2.9
11,220,078		ING International Core Fund - Class I	93,351,048	7.9
4,050,884		ING International Growth Fund - Class I	34,756,586	2.9
1,926,606		ING JPMorgan Emerging Markets Equity Portfolio - Class I	34,698,167	2.9
3,733,695		ING Large Cap Growth Portfolio - Class I	47,492,604	4.0
2,428,714		ING Marsico Growth Portfolio - Class I	41,215,280	3.5
4,074,034	@	ING MidCap Opportunities Portfolio - Class I	47,381,012	4.0
4,183,900		ING MidCap Value Fund - Class I	48,658,758	4.1
8,432,716		ING PIMCO High Yield Portfolio - Class I	83,736,870	7.1

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: (continued)
6,059,389		ING PIMCO Total Return Bond Portfolio - Class I	$70,349,512	5.9
2,751,653		ING Small Company Portfolio - Class I	49,034,449	4.1
2,594,024		ING T Rowe Price Capital Appreciation Portfolio - Class I	59,325,330	5.0
5,879,410		ING T. Rowe Price Equity Income Portfolio - Class I	67,201,661	5.7
769,289	@	ING T. Rowe Price Growth Equity Portfolio - Class I	41,472,393	3.5
3,680,089		ING Templeton Foreign Equity Portfolio - Class I	35,034,448	3.0
534,516		ING Thornburg Value Portfolio - Class I	14,725,927	1.2
2,094,327		ING U.S. Bond Index Portfolio - Class I	23,184,203	2.0
6,974,728		ING U.S. Stock Index Portfolio - Class I	72,606,914	6.1
		Total Investments in Affiliated Investment Companies (Cost $1,147,605,685)	$1,185,816,906	100.0
		Liabilities in Excess of Other Assets	(474,577)	—

		Net Assets	$1,185,342,329	100.0

@	Non-income producing security
Cost for federal income tax purposes is $1,187,722,071.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$82,505,491
Gross Unrealized Depreciation	(84,410,656)

Net Unrealized depreciation	$(1,905,165)

See Accompanying Notes to Financial Statements

71

ING SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$1,185,816,906	$—	$—	$1,185,816,906

Total Investments, at value	$1,185,816,906	$—	$—	$1,185,816,906

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

72

ING SOLUTION 2030 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.1%
56		ING Clarion Global Real Estate Portfolio - Class I	$502	3.0
7		ING Clarion Real Estate Portfolio - Class I	177	1.1
27		ING Davis New York Venture Portfolio - Class I	462	2.8
32		ING Emerging Markets Equity Fund - Class I	326	2.0
42		ING Equity Dividend Fund - Class I	432	2.6
50		ING Floating Rate Fund - Class I	490	2.9
51		ING Global Bond Fund - Class I	571	3.4
79		ING Goldman Sachs Commodity Strategy Portfolio - Class I	470	2.8
35		ING Growth and Income Portfolio - Class I	766	4.6
20		ING Intermediate Bond Portfolio - Class I	245	1.5
197		ING International Core Fund - Class I	1,638	9.8
57		ING International Growth Fund - Class I	488	2.9
36		ING JPMorgan Emerging Markets Equity Portfolio - Class I	649	3.9
52		ING Large Cap Growth Portfolio - Class I	667	4.0
34		ING Marsico Growth Portfolio - Class I	578	3.5
64	@	ING MidCap Opportunities Portfolio - Class I	748	4.5
66		ING MidCap Value Fund - Class I	768	4.6

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: (continued)
118		ING PIMCO High Yield Portfolio - Class I	$1,175	7.1
43		ING PIMCO Total Return Bond Portfolio - Class I	494	3.0
39		ING Small Company Portfolio - Class I	688	4.1
36		ING T Rowe Price Capital Appreciation Portfolio - Class I	833	5.0
82		ING T. Rowe Price Equity Income Portfolio - Class I	943	5.7
11	@	ING T. Rowe Price Growth Equity Portfolio - Class I	582	3.5
52		ING Templeton Foreign Equity Portfolio - Class I	492	3.0
11		ING Thornburg Value Portfolio - Class I	289	1.7
15		ING U.S. Bond Index Portfolio - Class I	163	1.0
98		ING U.S. Stock Index Portfolio - Class I	1,019	6.1
		Total Investments in Affiliated Investment Companies (Cost $15,300)	$16,655	100.1
		Liabilities in Excess of Other Assets	(13)	(0.1)

		Net Assets	$16,642	100.0

@	Non-income producing security
Cost for federal income tax purposes is $15,301.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,380
Gross Unrealized Depreciation	(26)

Net Unrealized appreciation	$1,354

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$16,655	$—	$—	$16,655

Total Investments, at value	$16,655	$—	$—	$16,655

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

73

ING SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
3,384,845		ING Clarion Global Real Estate Portfolio - Class I	$30,226,669	3.0
895,934		ING Clarion Real Estate Portfolio - Class I	21,296,359	2.1
1,495,121		ING Davis New York Venture Portfolio - Class I	25,327,350	2.5
1,933,744		ING Emerging Markets Equity Fund - Class I	19,646,840	2.0
4,088,417		ING Equity Dividend Fund - Class I	41,660,969	4.1
2,987,810		ING Floating Rate Fund - Class I	29,489,686	2.9
1,739,165		ING Global Bond Fund - Class I	19,635,177	1.9
4,732,755		ING Goldman Sachs Commodity Strategy Portfolio - Class I	28,301,873	2.8
1,898,973		ING Growth and Income Portfolio - Class I	40,998,836	4.1
11,859,433		ING International Core Fund - Class I	98,670,484	9.8
4,567,533		ING International Growth Fund - Class I	39,189,434	3.9
2,715,327		ING JPMorgan Emerging Markets Equity Portfolio - Class I	48,903,034	4.9
3,945,847		ING Large Cap Growth Portfolio - Class I	50,191,176	5.0
2,640,306		ING Marsico Growth Portfolio - Class I	44,805,995	4.5
3,875,338	@	ING MidCap Opportunities Portfolio - Class I	45,070,178	4.5

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: (continued)
3,979,947		ING MidCap Value Fund - Class I	$46,286,788	4.6
5,089,999		ING PIMCO High Yield Portfolio - Class I	50,543,687	5.0
2,908,344		ING Small Company Portfolio - Class I	51,826,686	5.2
1,753,934		ING T Rowe Price Capital Appreciation Portfolio - Class I	40,112,478	4.0
6,326,020		ING T. Rowe Price Equity Income Portfolio - Class I	72,306,409	7.2
836,292	@	ING T. Rowe Price Growth Equity Portfolio - Class I	45,084,493	4.5
4,149,412		ING Templeton Foreign Equity Portfolio - Class I	39,502,401	3.9
542,370		ING Thornburg Value Portfolio - Class I	14,942,305	1.5
5,896,469		ING U.S. Stock Index Portfolio - Class I	61,382,241	6.1
		Total Investments in Affiliated Investment Companies (Cost $986,277,057)	$1,005,401,548	100.0
		Liabilities in Excess of Other Assets	(339,459)	—

		Net Assets	$1,005,062,089	100.0

@	Non-income producing security
Cost for federal income tax purposes is $1,025,373,879.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$66,744,574
Gross Unrealized Depreciation	(86,716,905)

Net Unrealized depreciation	$(19,972,331)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$1,005,401,548	$—	$—	$1,005,401,548

Total Investments, at value	$1,005,401,548	$—	$—	$1,005,401,548

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

74

ING SOLUTION 2040 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.1%
57		ING Clarion Global Real Estate Portfolio - Class I	$508	3.0
15		ING Clarion Real Estate Portfolio - Class I	358	2.1
33		ING Davis New York Venture Portfolio - Class I	553	3.3
32		ING Emerging Markets Equity Fund - Class I	330	2.0
86		ING Equity Dividend Fund - Class I	875	5.2
22		ING Global Bond Fund - Class I	248	1.5
80		ING Goldman Sachs Commodity Strategy Portfolio - Class I	476	2.8
44		ING Growth and Income Portfolio - Class I	947	5.6
199		ING International Core Fund - Class I	1,657	9.8
77		ING International Growth Fund - Class I	658	3.9
46		ING JPMorgan Emerging Markets Equity Portfolio - Class I	821	4.9
66		ING Large Cap Growth Portfolio - Class I	843	5.0
49		ING Marsico Growth Portfolio - Class I	836	4.9
65	@	ING MidCap Opportunities Portfolio - Class I	757	4.5
67		ING MidCap Value Fund - Class I	777	4.6

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: (continued)
52		ING PIMCO High Yield Portfolio - Class I	$512	3.0
49		ING Small Company Portfolio - Class I	870	5.1
29		ING T Rowe Price Capital Appreciation Portfolio - Class I	674	4.0
114		ING T. Rowe Price Equity Income Portfolio - Class I	1,301	7.7
16	@	ING T. Rowe Price Growth Equity Portfolio - Class I	841	5.0
70		ING Templeton Foreign Equity Portfolio - Class I	663	3.9
14		ING Thornburg Value Portfolio - Class I	376	2.2
99		ING U.S. Stock Index Portfolio - Class I	1,031	6.1

		Total Investments in Affiliated Investment Companies (Cost $15,301)	$16,912	100.1
		Liabilities in Excess of Other Assets	(13)	(0.1)

		Net Assets	$16,899	100.0

@	Non-income producing security

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,621
Gross Unrealized Depreciation	(10)

Net Unrealized appreciation	$1,611

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$16,912	$—	$—	$16,912

Total Investments, at value	$16,912	$—	$—	$16,912

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

75

ING SOLUTION 2045 PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
2,925,867		ING Clarion Global Real Estate Portfolio - Class I	$26,127,994	4.0
290,372		ING Clarion Real Estate Portfolio - Class I	6,902,135	1.1
1,453,890		ING Davis New York Venture Portfolio - Class I	24,628,893	3.8
1,253,674		ING Emerging Markets Equity Fund - Class I	12,737,330	1.9
3,313,614		ING Equity Dividend Fund - Class I	33,765,722	5.2
845,688		ING Global Bond Fund - Class I	9,547,813	1.5
3,068,957		ING Goldman Sachs Commodity Strategy Portfolio - Class I	18,352,360	2.8
1,846,540		ING Growth and Income Portfolio - Class I	39,866,804	6.1
7,689,048		ING International Core Fund - Class I	63,972,879	9.8
2,961,380		ING International Growth Fund - Class I	25,408,641	3.9
1,760,424		ING JPMorgan Emerging Markets Equity Portfolio - Class I	31,705,233	4.9
2,558,107		ING Large Cap Growth Portfolio - Class I	32,539,122	5.0
1,901,972		ING Marsico Growth Portfolio - Class I	32,276,464	4.9
2,512,376	@	ING MidCap Opportunities Portfolio - Class I	29,218,932	4.5
2,579,980		ING MidCap Value Fund - Class I	30,005,165	4.6

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: (continued)
1,319,891		ING PIMCO High Yield Portfolio - Class I	$13,106,513	2.0
1,885,301		ING Small Company Portfolio - Class I	33,596,071	5.1
1,136,936		ING T Rowe Price Capital Appreciation Portfolio - Class I	26,001,724	4.0
4,393,692		ING T. Rowe Price Equity Income Portfolio - Class I	50,219,896	7.7
602,404	@	ING T. Rowe Price Growth Equity Portfolio - Class I	32,475,620	5.0
2,690,228		ING Templeton Foreign Equity Portfolio - Class I	25,610,974	3.9
527,432		ING Thornburg Value Portfolio - Class I	14,530,764	2.2
3,822,624		ING U.S. Stock Index Portfolio - Class I	39,793,513	6.1

		Total Investments in Affiliated Investment Companies (Cost $639,280,385)	$652,390,562	100.0
		Liabilities in Excess of Other Assets	(238,976)	—

		Net Assets	$652,151,586	100.0

@	Non-income producing security

Cost for federal income tax purposes is $658,002,598.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$48,392,467
Gross Unrealized Depreciation	(54,004,503)

Net Unrealized depreciation	$(5,612,036)

See Accompanying Notes to Financial Statements

76

ING SOLUTION 2045 PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$652,390,562	$—	$—	$652,390,562

Total Investments, at value	$652,390,562	$—	$—	$652,390,562

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

77

ING SOLUTION 2050 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.1%
76		ING Clarion Global Real Estate Portfolio - Class I	$677	4.0
8		ING Clarion Real Estate Portfolio - Class I	179	1.1
38		ING Davis New York Venture Portfolio - Class I	638	3.8
33		ING Emerging Markets Equity Fund - Class I	330	1.9
86		ING Equity Dividend Fund - Class I	875	5.2
22		ING Global Bond Fund - Class I	249	1.5
80		ING Goldman Sachs Commodity Strategy Portfolio - Class I	476	2.8
48		ING Growth and Income Portfolio - Class I	1,033	6.1
199		ING International Core Fund - Class I	1,658	9.8
77		ING International Growth Fund - Class I	659	3.9
46		ING JPMorgan Emerging Markets Equity Portfolio - Class I	822	4.9
66		ING Large Cap Growth Portfolio - Class I	843	5.0
49		ING Marsico Growth Portfolio - Class I	837	4.9
65	@	ING MidCap Opportunities Portfolio - Class I	757	4.5
67		ING MidCap Value Fund - Class I	778	4.6

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: (continued)
34		ING PIMCO High Yield Portfolio - Class I	$341	2.0
49		ING Small Company Portfolio - Class I	871	5.2
29		ING T Rowe Price Capital Appreciation Portfolio - Class I	674	4.0
114		ING T. Rowe Price Equity Income Portfolio - Class I	1,302	7.7
16	@	ING T. Rowe Price Growth Equity Portfolio - Class I	842	5.0
70		ING Templeton Foreign Equity Portfolio - Class I	664	3.9
14		ING Thornburg Value Portfolio - Class I	377	2.2
99		ING U.S. Stock Index Portfolio - Class I	1,031	6.1

		Total Investments in Affiliated Investment Companies (Cost $15,330)	$16,913	100.1
		Liabilities in Excess of Other Assets	(13)	(0.1)

		Net Assets	$16,900	100.0

@	Non-income producing security
Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,592
Gross Unrealized Depreciation	(9)

Net Unrealized appreciation	$1,583

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$16,913	$—	$—	$16,913

Total Investments, at value	$16,913	$—	$—	$16,913

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

78

ING SOLUTION 2055 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
121,236		ING Clarion Global Real Estate Portfolio - Class I	$1,082,634	4.0
12,011		ING Clarion Real Estate Portfolio - Class I	285,512	1.1
60,221		ING Davis New York Venture Portfolio - Class I	1,020,147	3.8
51,972		ING Emerging Markets Equity Fund - Class I	528,035	1.9
137,126		ING Equity Dividend Fund - Class I	1,397,312	5.2
35,071		ING Global Bond Fund - Class I	395,957	1.5
127,482		ING Goldman Sachs Commodity Strategy Portfolio - Class I	762,345	2.8
76,458		ING Growth and Income Portfolio - Class I	1,650,731	6.1
318,859		ING International Core Fund - Class I	2,652,910	9.8
122,815		ING International Growth Fund - Class I	1,053,754	3.9
72,990		ING JPMorgan Emerging Markets Equity Portfolio - Class I	1,314,548	4.9
105,992		ING Large Cap Growth Portfolio - Class I	1,348,214	5.0
78,822		ING Marsico Growth Portfolio - Class I	1,337,604	4.9
104,101	@	ING MidCap Opportunities Portfolio - Class I	1,210,697	4.5
106,833		ING MidCap Value Fund - Class I	1,242,468	4.6
54,664		ING PIMCO High Yield Portfolio - Class I	542,810	2.0

Shares			Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: (continued)
78,018		ING Small Company Portfolio - Class I	$1,390,290	5.1
47,114		ING T Rowe Price Capital Appreciation Portfolio - Class I	1,077,498	4.0
181,879		ING T. Rowe Price Equity Income Portfolio - Class I	2,078,877	7.7
24,958	@	ING T. Rowe Price Growth Equity Portfolio - Class I	1,345,464	5.0
111,553		ING Templeton Foreign Equity Portfolio - Class I	1,061,980	3.9
21,862		ING Thornburg Value Portfolio - Class I	602,310	2.2
158,281		ING U.S. Stock Index Portfolio - Class I	1,647,708	6.1

		Total Investments in Affiliated Investment Companies (Cost $28,170,146)	$27,029,805	100.0
		Liabilities in Excess of Other Assets	(9,699)	—

		Net Assets	$27,020,106	100.0

@	Non-income producing security
Cost for federal income tax purposes is $28,462,522.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$232,999
Gross Unrealized Depreciation	(1,665,716)

Net Unrealized depreciation	$(1,432,717)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$27,029,805	$—	$—	$27,029,805

Total Investments, at value	$27,029,805	$—	$—	$27,029,805

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

79

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2011 were as follows:

Portfolio Name	Type	Per Share Amount

ING Solution Aggressive Growth Portfolio
Class ADV	NII	$0.0184
Class I	NII	$0.0241
Class S	NII	$0.0217
Class S2	NII	$—
All Classes	STCG	$0.0419
All Classes	LTCG	$0.0001

ING Solution Conservative Portfolio
Class ADV	NII	$0.0393
Class I	NII	$0.0423
Class S	NII	$0.0395
Class S2	NII	$0.0387
All Classes	STCG	$0.0277
All Classes	LTCG	$0.0000	*

ING Solution Growth Portfolio
Class ADV	NII	$0.0302
Class I	NII	$0.0331
Class S	NII	$0.0286
Class S2	NII	$0.0265
All Classes	STCG	$0.0116
All Classes	LTCG	$0.0287

ING Solution Income Portfolio
Class ADV	NII	$0.4325
Class I	NII	$0.4851
Class S	NII	$0.4555
Class S2	NII	$0.4440
Class T	NII	$0.3240
ING Solution Moderate Portfolio

Class ADV	NII	$0.0584
Class I	NII	$0.0603
Class S	NII	$0.0530
Class S2	NII	$0.0572
All Classes	STCG	$0.0162
All Classes	LTCG	$0.0672
ING Solution 2015 Portfolio

Class ADV	NII	$0.3293
Class I	NII	$0.3826
Class S	NII	$0.3550
Class S2	NII	$0.3561
Class T	NII	$0.3046

80

TAX INFORMATION (UNAUDITED) (CONTINUED)

Portfolio Name	Type	Per Share Amount

ING Solution 2025 Portfolio
Class ADV	NII	$0.2082
Class I	NII	$0.2576
Class S	NII	$0.2318
Class S2	NII	$0.2337
Class T	NII	$0.1797

ING Solution 2035 Portfolio
Class ADV	NII	$0.1511
Class I	NII	$0.2012
Class S	NII	$0.1754
Class S2	NII	$0.1775
Class T	NII	$0.1181

ING Solution 2045 Portfolio
Class ADV	NII	$0.1097
Class I	NII	$0.1597
Class S	NII	$0.1342
Class S2	NII	$0.1352
Class T	NII	$0.0751

ING Solution 2055 Portfolio
Class ADV	NII	$0.0324
Class I	NII	$0.0415
Class S	NII	$0.0372
Class S2	NII	$0.0336
All Classes	STCG	$0.0251
All Classes	LTCG	$0.0005

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

*	Rounds to $0.0000 per share

Of the ordinary distributions made during the year ended December 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Solution Aggressive Growth Portfolio	27.98%

ING Solution Conservative Portfolio	8.05%

ING Solution Growth Portfolio	32.73%

ING Solution Income Portfolio	6.16%

ING Solution Moderate Portfolio	17.27%

ING Solution 2015 Portfolio	14.93%

ING Solution 2025 Portfolio	27.98%

ING Solution 2035 Portfolio	40.07%

ING Solution 2045 Portfolio	53.99%

ING Solution 2055 Portfolio	35.54%

81

TAX INFORMATION (UNAUDITED) (CONTINUED)

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2011:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Solution Aggressive Growth Portfolio	$6,896	$0.0049	19.77%
ING Solution Conservative Portfolio	$1,760	$0.0020	4.45%
ING Solution Growth Portfolio	$8,642	$0.0028	10.74%
ING Solution Income Portfolio	$43,228	$0.0021	4.23%
ING Solution Moderate Portfolio	$7,211	$0.0025	7.33%
ING Solution 2015 Portfolio	$199,641	$0.0028	6.78%
ING Solution 2025 Portfolio	$437,128	$0.0038	11.99%
ING Solution 2035 Portfolio	$485,040	$0.0051	18.43%
ING Solution 2045 Portfolio	$321,262	$0.0052	23.14%
ING Solution 2055 Portfolio	$13,126	$0.0052	23.63%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

82

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Director	November 2007 -Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present) and Consultant (January 2005 - Present).	140	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 - July 2007).	140	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	140	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, 35 Funds (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	November 2007 - Present	Retired.	140	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	January 2005 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	140	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	140	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2006 - Present	Consultant (May 2001 - Present).	140	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/Director	January 2005 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	140	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

83

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Trustees who are “Interested Persons”:

Robert W. Crispin (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	November 2007 - Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	140	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC (December 2005 - Present).

(1)

Directors serve until their successors are duly elected and qualified. The tenure of each Director is subject to the Board’s retirement policy which states that each duly elected or appointed Director who is not an “interested person” of the Company, as defined in the 1940 Act, as amended (“Independent Directors”), shall retire from service as a Director at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2012.

(3)

Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

84

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	January 2005 - Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Chief Compliance Officer, ING Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Vice President - Fund Compliance, ING Funds Services, LLC (October 2009 - Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	January 2005 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010)

85

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management -ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

86

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contracts will remain in effect only if the Board of Directors (the “Board”) of ING Partners, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), annually review and approve them. Thus, at a meeting held on November 17, 2011, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios.

The Independent Directors also held separate meetings on October 12 and November 15, 2011 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 17, 2011 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts for all the Portfolios were considered at the same Board meeting, the Directors considered each Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contracts for the one-year period ending November 30, 2012. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory Contracts. Among other actions, the Independent Directors of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Directors to review and analyze information in connection with the annual renewal of the ING Funds’ advisory contracts, as well as the review and approval of new advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, the Independent Directors have reviewed and refined the renewal and approval process at least annually in order to request additional information from Management and address certain unique characteristics related to the introduction of new Portfolios.

The Board has established two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC which provides oversight

87

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

regarding, among other matters, the investment performance of the Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors’ review of advisory arrangements (including the Portfolios’ Advisory Contracts). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory Contracts that would be effective through November 30, 2012. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios for the year ended November 30, 2012, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Directors prior to the November 17, 2011 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory Contracts; (6) copies of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2013. The Board further noted that this separation may result in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment

88

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Groups. The Portfolios invest in a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). It should be noted that the performance of a Portfolio primarily reflects the performance of the Underlying Funds in which it invests.

The Board noted that the Portfolios benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Committees.

The Board also noted the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Company’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

89

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2011. In addition, the Board also considered at its November 17, 2011 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2011. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted a Portfolio would benefit from waivers to fees payable at the Portfolio level, and considered the extent to which economies of scale could effectively be realized through expense reductions resulting from such waivers or breakpoint discounts. In evaluating fee breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic and the Portfolio’s investment performance based on their investments in Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and their respective affiliates from their association with the Portfolios.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses

90

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory fees of the Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in fee rates and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 17, 2011 meeting in relation to renewing each Portfolio’s current Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Solution Aggressive Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Aggressive Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, and the third quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account that the Portfolio commenced operations in April 2010 and therefore has a limited operating history for the purpose of analyzing its investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in April 2010 and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution Conservative Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Conservative Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, but outperformed for the year-to-date and one-year periods; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date period, and the fourth quintile for the most recent calendar quarter and one-year periods.

91

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing this performance data, the Board took into account that the Portfolio commenced operations in April 2010 and therefore has a limited operating history for the purpose of analyzing its investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in April 2010 and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter and three-year periods; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year and three-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date period, and the fourth quintile for the most recent calendar quarter and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of the Underlying Funds in which the Portfolio invests; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for the

92

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

three-year and five-year periods but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, and the third quintile for the most recent calendar quarter, year-to-date, one-year, and five-year periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution Moderate Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Moderate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter and three-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date period, and the fourth quintile for the most recent calendar quarter and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of these Underlying Funds in which the Portfolio invests; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2015 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2015 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio

93

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, year-to-date, three-year, and five-year periods, and the fourth quintile for the one-year period.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2025 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the year-to-date, three-year, and five-year periods, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2035 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods

94

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile for the one-year and five-year periods, the third quintile for the three-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2045 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for the one-year and five-year periods, but underperformed for the most recent calendar quarter, year-to-date, and three year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile for the one-year and five-year periods, the third quintile for the most recent calendar quarter and three-year periods, and the fourth quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of these Underlying Funds in which the Portfolio invests; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2055 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for the one-year period, but underperformed for the most

95

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

recent calendar quarter and year-to-date periods; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the most recent calendar quarter, and the fourth quintile for the year-to-date period.

In analyzing this performance data, the Board took into account that the Portfolio commenced operations in March 2010 and therefore has a limited operating history for the purpose of analyzing its investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in March 2010 and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Board Consideration and Approval of New Advisory Contracts for ING Solution Portfolio 2020, ING Solution Portfolio 2030, ING Solution Portfolio 2040, ING Solution Portfolio 2050

At a meeting held on July 15, 2011, the Board considered the initial approval of Advisory and Sub-Advisory Contracts for ING Solution Portfolio 2020, ING Solution Portfolio 2030, ING Solution Portfolio 2040, ING Solution Portfolio 2050 (each a “Portfolio,” and collectively, the “Portfolios”).

In determining whether to approve the Advisory Contract for each Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for the Portfolios, should be approved. The materials provided to the Board in support of the Portfolios and the Portfolios’ advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Portfolios that discusses, among other things, the experience and expertise of Directed Services LLC (“DSL”) in the management of other Funds within the ING Funds complex, including the existing ING Solution Portfolios; (2) information about the Portfolios’ proposed investment objectives and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolios that compare the Portfolios’ proposed fee structures to their comparable Selected Peer Groups and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the form of Advisory Contract for the Portfolios; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by DSL in the context of DSL’s oversight and management of Funds in the ING Funds complex.

At the Board meeting at which the Advisory Contract was considered, the Board considered that the Portfolios would be subject to the standard policies and procedures of ING Partners, Inc. (“IPI”) previously approved by the Board for other series of IPI and approved in accordance with Rule 38a-1 under the Investment Company Act of 1940. The Board also noted that, in managing the Fund, DSL would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other Funds in the ING Funds complex.

96

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board’s consideration of whether to approve the Advisory Contract with DSL on behalf of the Portfolios took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by DSL to the Portfolios under the proposed Advisory Contract; (2) DSL’s experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex, including similar Funds-of-Funds; (3) DSL’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Portfolios; (5) the costs for the services to be provided by DSL, including that the proposed advisory fee would not be subject to breakpoint discounts; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Portfolios, including that: (a) the proposed management fee for each Portfolio is below the median and the average management fees of the funds in the Portfolio’s Selected Peer Group, and (b) the estimated expense ratio for each Portfolio is below the median and average expense ratios of the funds in the Portfolio’s Selected Peer Group; (7) the projected profitability of DSL; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of DSL, including its management team’s expertise in the management of other Funds, including other Funds-of-Funds and asset allocation products; (9) DSL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by DSL at regular Board meetings, and in anticipation of the March 2010 meeting, with respect to its capabilities in overseeing similar asset allocation products; and (11) “fall-out benefits” to DSL and its affiliates that were anticipated to arise from DSL’s management of the Portfolios.

After its deliberation, the Board reached the following conclusions: (1) each Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) DSL maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program and the representations of the Fund’s CCO in materials provided to the Board in advance of the May meeting. Based on these conclusions and other factors, the Board voted to approve the Advisory Contract for the Portfolios. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

97

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-USOL	(1211-022112)

Annual Report

December 31, 2011

Classes ADV, I, S, S2 and T

ING Partners, Inc.

■	ING Index Solution Income Portfolio

■	ING Index Solution 2015 Portfolio

■	ING Index Solution 2020 Portfolio

■	ING Index Solution 2025 Portfolio

■	ING Index Solution 2030 Portfolio

■	ING Index Solution 2035 Portfolio

■	ING Index Solution 2040 Portfolio

■	ING Index Solution 2045 Portfolio

■	ING Index Solution 2050 Portfolio

■	ING Index Solution 2055 Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor’s downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone’s debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 3, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world’s economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54%) for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed”. There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country’s credit rating. A bipartisan “Debt Super Committee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers’ indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone’s sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank (“ECB”) stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06%) for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone’s problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2015 Index, S&P Target Date 2020 Index, S&P Target Date 2025 Index, S&P Target Date 2030 Index, S&P Target Date 2035 Index, S&P Target Date 2040 Index and S&P Target Date 2045 Index	Each seeks to represent the market consensus for asset allocations which target an approximate 2015, 2020, 2025, 2030, 2035, 2040, 2045 and beyond 2045 retirement horizon, respectively.

3

ING INDEX SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The ING Index Solution Portfolios consist of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2020 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2040 Portfolio, ING Index Solution 2045 Portfolio, ING Index Solution 2050 Portfolio and Index Solution 2055 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Index Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of other ING Funds and other non-affiliated funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC (“DSL” or “Investment Adviser”), under the guidance of an Investment Committee(1)(2). ING Investment Management Co. LLC (“Consultant”) is a consultant to the Investment Adviser. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep.

Portfolio Specifics: The Investment Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolios invest are set out on page 5. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by DSL. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund.

There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolios may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).

The Investment Committee allocates each Portfolio’s assets among the Underlying Funds based on advice from the Consultant.

Equity markets bounced back from a difficult third quarter to finish the year strongly, as signs of improvement in the U.S. economy drove investors back into risky assets despite continued pressure from Europe. The S&P 500® Index posted a small positive return for the year, whereas many non-U.S. markets posted losses.

All of our Index Solution Portfolios underperformed their respective S&P Target Date indices this year. Relative to the Index Solution Portfolios, S&P had the advantage of more exposure to U.S. large cap equities which outperformed U.S. mid and small cap equities during the year. S&P also had the advantage of more exposure to treasury inflation protected securities (“TIPS”) which outperformed the Barclays Capital Aggregate Bond Index, but had the disadvantage of an allocation to real estate investment trusts (“REITs”) which exhibited negative returns during the year.

Relative to our Strategic Benchmarks, our decision to initiate a tactical position in high yield in the fourth quarter helped performance; however, this decision was offset by our underweight to U.S. large cap equities in October and overweight to emerging market equities during the second quarter.

Overall, tactical moves had a negative impact on performance results in 2011.

We opened the reporting period with a tactical overweight to U.S. large cap equities and a corresponding underweight to core bonds. During the first quarter, we underweighted international developed equities and increased the overweight to U.S. large cap equities. This tactical position was removed in mid-March. In February, we saw a rise in geopolitical risks in Northern Africa and the Middle East, and decided to reduce risk in our equity exposure by removing the overweight to U.S. large cap and underweight to fixed income.

In April, we overweighted emerging market equities, funded by underweights in U.S. large-cap equities and international developed market equities in our far dated portfolios. Through May and into June, data pointed to a slowdown of economic activity. We removed the underweight to U.S. large cap equities and lowered the overweight to emerging markets at the end of June.

In mid-August, an unprecedented credit rating downgrade of the United States sparked a global sell-off in equities. We moved to an underweight in equities. In September, we saw coordinated global policy responses buoy the market, and we expected to see additional large-scale responses from global governments and agencies. With equities down 10% since we moved to an underweight in mid-August, we believed that the probability of a sharp upward movement in stock market values had increased and decided to reduce our underweight to equities. We also neutralized our international developed underweight and emerging markets equity overweight.

As October progressed, we began to see some of the key risks facing global markets continue to subside and decided to completely remove our underweight position in equities and initiated a tactical position to high yield bonds offset by an underweight to core fixed income. Also, we launched five year increments for the ING Index Solution Portfolios, creating 2020, 2030, 2040 and 2050 portfolios.

During December we replaced Vanguard’s and MSCI’s Emerging Market exchanged traded funds (“ETF”) with the ING Emerging Markets Index Portfolio in order to free up the Portfolios’ ETF capacity. We also replaced ING Russell Large Cap Index Portfolio, which tracks the Russell Top 200® Index, with the ING U.S. Stock Index Portfolio, which tracks the S&P 500® Index, to broaden large and mid cap exposure.

We are overweight high yield and underweight core fixed income. We are neutral equity vs. bonds.

Current Strategy and Outlook: Our central case for 2012 is for modest economic growth in the face of a risky global environment. The United States should avoid recession in 2012 and post moderate growth as consumer exuberance will be tempered by continued household balance sheet repair as well as sluggish housing and jobs markets; our current full-year 2012 forecast is for GDP growth of 2.5%, though we may revise this figure upward given recent positive trends in consumption and housing. Inflation should remain contained despite a highly accommodative Federal Reserve.

Europe remains a major risk to our forecast, though we believe the region’s policymakers will be able to sidestep disaster. We believe the environment should be supportive of equities as well as most fixed income risk sectors, especially high yield. Markets are likely to remain volatile in 2012.

(1)	The members of the Investment Committee are: William A. Evans, Paul Zemsky and Heather Hackett.
(2)

The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated April 30, 2011, except for ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio and ING Index Solution 2050 Portfolio, which are dated September 28, 2011.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION PORTFOLIOS

Average Annual Total Returns for the Period Ended December 31, 2011
	1 Year
ING Index Solution Income Portfolio, Class S	2.73%
S&P Target Date Retirement Income Index	3.98%
ING Index Solution 2015 Portfolio, Class S	0.80%
S&P Target Date 2015 Index	1.53%
ING Index Solution 2020 Portfolio, Class S	7.60	%(1)
S&P Target Date 2020 Index	7.13	%(1)
ING Index Solution 2025 Portfolio, Class S	(1.55)%
S&P Target Date 2025 Index	(0.28)%
ING Index Solution 2030 Portfolio, Class S	10.00	%(1)
S&P Target Date 2030 Index	8.45	%(1)
ING Index Solution 2035 Portfolio, Class S	(3.26)%
S&P Target Date 2035 Index	(1.71)%
ING Index Solution 2040 Portfolio, Class S	11.80	%(1)
S&P Target Date 2040 Index	9.15	%(1)
ING Index Solution 2045 Portfolio, Class S	(4.09)%
S&P Target Date 2045 Index	(2.56)%
ING Index Solution 2050 Portfolio, Class S	11.90	%(1)
S&P Target Date 2045 Index	9.33	%(1)
ING Index Solution 2055 Portfolio, Class S	(4.17)%
S&P Target Date 2045 Index	(2.56)%

(1)	Return is for the period from inception on October 3, 2011 through December 31, 2011.

Target Allocations

as of December 31, 2011

(as a percentage of net assets)

		ING Index Solution Income	ING Index Solution 2015	ING Index Solution 2020	ING Index Solution 2025	ING Index Solution 2030	ING Index Solution 2035	ING Index Solution 2040	ING Index Solution 2045	ING Index Solution 2050	ING Index Solution 2055
US Large Cap Stocks	%	17	18	23	29	33	39	42	42	42	42
US Mid Cap Stocks	%	9	11	13	14	16	16	16	16	16	16
US Small Cap Stocks	%	0	2	3	4	4	5	5	5	5	5
Non US/lntl Stocks	%	6	12	15	17	19	20	24	25	25	25
Core Fl	%	65	52	40	30	21	13	6	5	5	5
Emerging Markets Equity	%	3	5	6	6	7	7	7	7	7	7

As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

5

ING INDEX SOLUTION INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Period Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I, S and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	2.35%	3.19%		—
Class I	2.99%	3.77%		—
Class S	2.73%	3.47%		—
Class S2	2.52%	—		7.82%
Class T	2.20%	2.98%		—
S&P Target Date Retirement Income Index	3.98%	3.09	%(1)	8.89	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.
(2)	Since inception performance for the index is shown from June 1, 2009.

6

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2015 PORTFOLIO

Average Annual Total Returns for the Period Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I, S and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	0.53%	1.81%		—
Class I	1.01%	2.31%		—
Class S	0.80%	2.07%		—
Class S2	0.69%	—		9.30%
Class T	0.38%	1.57%		—
S&P Target Date 2015 Index	1.53%	2.47	%(1)	10.80	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2015 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.
(2)	Since inception performance for the index is shown from June 1, 2009.

7

ING INDEX SOLUTION 2020 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2011
Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	7.60%
Class I	7.70%
Class S	7.60%
Class S2	7.60%
Class T	7.50%
S&P Target Date 2020 Index	7.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2020 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2025 PORTFOLIO

Average Annual Total Returns for the Period Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I, S and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	(1.75)%	0.74%		—
Class I	(1.24)%	1.23%		—
Class S	(1.55)%	0.98%		—
Class S2	(1.70)%	—		10.82%
Class T	(1.93)%	0.49%		—
S&P Target Date 2025 Index	(0.28)%	1.67	%(1)	12.05	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.
(2)	Since inception performance for the index is shown from June 1, 2009.

9

ING INDEX SOLUTION 2030 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2011
Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	10.00%
Class I	10.10%
Class S	10.00%
Class S2	10.00%
Class T	9.90%
S&P Target Date 2030 Index	8.45%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2030 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2035 PORTFOLIO

Average Annual Total Returns for the Period Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I, S and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	(3.46)%	(0.07)%		—
Class I	(3.06)%	0.40%		—
Class S	(3.26)%	0.18%		—
Class S2	(3.44)%	—		11.19%
Class T	(3.69)%	(0.32)%		—
S&P Target Date 2035 Index	(1.71)%	0.72	%(1)	12.60	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2035 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.
(2)	Since inception performance for the index is shown from June 1, 2009.

11

ING INDEX SOLUTION 2040 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2011
Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	11.80%
Class I	11.90%
Class S	11.80%
Class S2	11.80%
Class T	11.70%
S&P Target Date 2040 Index	9.15%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2040 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2045 PORTFOLIO

Average Annual Total Returns for the Period Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I, S and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	(4.48)%	(0.73)%		—
Class I	(3.92)%	(0.21)%		—
Class S	(4.09)%	(0.44)%		—
Class S2	(4.32)%	—		11.92%
Class T	(4.61)%	(0.93)%		—
S&P Target Date 2045 Index	(2.56)%	0.05	%(1)	12.70	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.
(2)	Since inception performance for the index is shown from June 1, 2009.

13

ING INDEX SOLUTION 2050 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2011
Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	11.80%
Class I	11.90%
Class S	11.90%
Class S2	11.90%
Class T	11.80%
S&P Target Date 2045 Index	9.33%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2050 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

14

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2055 PORTFOLIO

Average Annual Total Returns for the Period Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I, S, T and S2 March 8, 2010
Class ADV	(4.40)%	3.78%
Class I	(3.93)%	4.32%
Class S	(4.17)%	4.02%
Class S2	(4.32)%	3.88%
Class T	(4.59)%	3.56%
S&P Target Date 2045 Index	(2.56)%	7.30	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2055 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2010.

15

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period (except as noted) and held for the entire period from July 1, 2011 to December 31, 2011. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**
ING Index Solution Income Portfolio
Class ADV	$1,000.00	$995.70	0.62%	$3.12	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	999.60	0.12	0.60	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	997.80	0.37	1.86	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	996.50	0.52	2.62	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	995.20	0.82	4.12	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2015 Portfolio
Class ADV	$1,000.00	$971.80	0.62%	$3.08	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	974.20	0.12	0.60	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	973.70	0.37	1.84	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	972.40	0.52	2.59	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	970.40	0.82	4.07	1,000.00	1,021.07	0.82	4.18

*	Expense ratios do not include expenses of the Underlying Portfolios.
**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

16

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**
ING Index Solution 2020 Portfolio
Class ADV(1)	$1,000.00	$1,076.00	0.62%	$3.24	$1,000.00	$1,022.08	0.62%	$3.16
Class I(1)	1,000.00	1,077.00	0.12	0.63	1,000.00	1,024.60	0.12	0.61
Class S(1)	1,000.00	1,076.00	0.37	1.94	1,000.00	1,023.34	0.37	1.89
Class S2(1)	1,000.00	1,076.00	0.52	2.72	1,000.00	1,022.58	0.52	2.65
Class T(1)	1,000.00	1,075.00	0.82	4.29	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2025 Portfolio
Class ADV	$1,000.00	$939.20	0.62%	$3.03	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	941.90	0.12	0.59	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	940.50	0.37	1.81	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	939.70	0.52	2.54	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	938.20	0.82	4.01	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2030 Portfolio
Class ADV(1)	$1,000.00	$1,100.00	0.62%	$3.28	$1,000.00	$1,022.08	0.62%	$3.16
Class I(1)	1,000.00	1,101.00	0.12	0.64	1,000.00	1,024.60	0.12	0.61
Class S(1)	1,000.00	1,100.00	0.37	1.96	1,000.00	1,023.34	0.37	1.89
Class S2(1)	1,000.00	1,100.00	0.52	2.75	1,000.00	1,022.58	0.52	2.65
Class T(1)	1,000.00	1,099.00	0.82	4.34	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2035 Portfolio
Class ADV	$1,000.00	$919.70	0.62%	$3.00	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	921.50	0.12	0.58	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	921.10	0.37	1.79	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	920.00	0.52	2.52	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	919.10	0.82	3.97	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2040 Portfolio
Class ADV(1)	$1,000.00	$1,118.00	0.62%	$3.31	$1,000.00	$1,022.08	0.62%	$3.16
Class I(1)	1,000.00	1,119.00	0.12	0.64	1,000.00	1,024.60	0.12	0.61
Class S(1)	1,000.00	1,118.00	0.37	1.98	1,000.00	1,023.34	0.37	1.89
Class S2(1)	1,000.00	1,118.00	0.52	2.78	1,000.00	1,022.58	0.52	2.65
Class T(1)	1,000.00	1,117.00	0.82	4.38	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2045 Portfolio
Class ADV	$1,000.00	$906.00	0.62%	$2.98	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	908.60	0.12	0.58	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	907.40	0.37	1.78	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	906.80	0.52	2.50	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	904.60	0.82	3.94	1,000.00	1,021.07	0.82	4.18

*	Expense ratios do not include expenses of the Underlying Portfolios.
**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.
(1)	Commencement of operations was October 03, 2011. Expenses paid for the actual Portfolios’ return reflect the 89-day period ended December 31, 2011.

17

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**
ING Index Solution 2050 Portfolio
Class ADV(1)	$1,000.00	$1,118.00	0.62%	$3.31	$1,000.00	$1,022.08	0.62%	$3.16
Class I(1)	1,000.00	1,119.00	0.12	0.64	1,000.00	1,024.60	0.12	0.61
Class S(1)	1,000.00	1,119.00	0.37	1.98	1,000.00	1,023.34	0.37	1.89
Class S2(1)	1,000.00	1,119.00	0.52	2.78	1,000.00	1,022.58	0.52	2.65
Class T(1)	1,000.00	1,118.00	0.82	4.38	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2055 Portfolio
Class ADV	$1,000.00	$906.50	0.62%	$2.98	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	908.90	0.12	0.58	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	906.60	0.37	1.78	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	906.60	0.52	2.50	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	905.40	0.82	3.94	1,000.00	1,021.07	0.82	4.18

*	Expense ratios do not include expenses of the Underlying Portfolios.
**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.
(1)	Commencement of operations was October 03, 2011. Expenses paid for the actual Portfolios’ return reflect the 89-day period ended December 31, 2011.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2020 Portfolio, Index Solution 2025 Portfolio, Index Solution 2030 Portfolio, ING Index Solution 2035 Portfolio, Index Solution 2040 Portfolio, ING Index Solution 2045 Portfolio, Index Solution 2050 Portfolio, and ING Index Solution 2055 Portfolio, each a series of ING Partners, Inc., as of December 31, 2011, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two year period then ended, and the financial highlights for the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

19

STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2020 Portfolio	ING Index Solution 2025 Portfolio
ASSETS:
Investments in securities at value*	$7,047,616	$7,713,416	$615	$9,745,768
Investments in affiliated underlying funds**	169,688,099	184,401,807	15,568	232,109,355
Cash	790,802	890,321	255	1,737,675
Receivables:
Investments in affiliated underlying funds sold	343,949	2,157,108	—	3,956,806
Fund shares sold	278,217	540,385	—	1,055,476
Dividends	40,488	43,443	4	54,026
Interest	6	6	—	8

Total assets	178,189,177	195,746,486	16,442	248,659,114

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	741,000	837,682	240	1,671,651
Payable for fund shares redeemed	622,166	2,697,493	—	5,012,282
Payable to affiliates	60,187	73,366	6	97,771

Total liabilities	1,423,353	3,608,541	246	6,781,704

NET ASSETS	$176,765,824	$192,137,945	$16,196	$241,877,410

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$164,819,697	$182,979,074	$15,037	$231,650,033
Undistributed net investment income	4,534,846	4,061,542	33	3,884,326
Accumulated net realized gain	5,930,068	6,453,648	581	7,762,880
Net unrealized appreciation (depreciation)	1,481,213	(1,356,319)	545	(1,419,829)

NET ASSETS	$176,765,824	$192,137,945	$16,196	$241,877,410

* Cost of investments in securities	$6,972,996	$7,632,002	$609	$9,648,647
** Cost of investments in affiliated underlying funds	$168,281,506	$185,839,540	$15,029	$233,626,305

Class ADV
Net assets	$25,479,191	$71,791,612	$3,238	$114,181,212
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,444,140	7,252,455	301	11,948,047
Net asset value and redemption price per share	$10.42	$9.90	$10.76	$9.56
Class I
Net assets	$6,699,490	$15,151,677	$3,242	$15,691,847
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	632,922	1,510,147	301	1,619,978
Net asset value and redemption price per share	$10.59	$10.03	$10.77	$9.69
Class S
Net assets	$142,820,524	$98,326,353	$3,240	$98,843,150
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	13,593,234	9,866,914	301	10,272,576
Net asset value and redemption price per share	$10.51	$9.97	$10.76	$9.62
Class S2
Net assets	$1,763,481	$6,865,324	$3,239	$13,158,336
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	169,727	696,021	301	1,380,805
Net asset value and redemption price per share	$10.39	$9.86	$10.76	$9.53
Class T
Net assets	$3,138	$2,979	$3,237	$2,865
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	300	300	301	300
Net asset value and redemption price per share	$10.46	$9.93	$10.75	$9.55

See Accompanying Notes to Financial Statements

20

STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Index Solution 2030 Portfolio	ING Index Solution 2035 Portfolio	ING Index Solution 2040 Portfolio	ING Index Solution 2045 Portfolio
ASSETS:
Investments in securities at value*	$615	$7,207,068	$461	$2,129,861
Investments in affiliated underlying funds**	15,925	171,836,344	16,355	102,923,505
Cash	301	1,656,150	274	945,470
Receivables:
Investments in affiliated underlying funds sold	—	2,992,839	—	2,381,643
Fund shares sold	—	135,237	—	160,660
Dividends	4	39,764	2	11,806
Interest	—	6	—	1

Total assets	16,845	183,867,408	17,092	108,552,946

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	280	1,607,454	260	930,229
Payable for fund shares redeemed	—	3,128,076	—	2,542,303
Payable to affiliates	7	74,473	7	43,050

Total liabilities	287	4,810,003	267	3,515,582

NET ASSETS	$16,558	$179,057,405	$16,825	$105,037,364

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$15,036	$172,462,907	$15,037	$102,591,275
Undistributed net investment income	17	2,425,785	4	1,283,247
Accumulated net realized gain	806	7,281,483	994	3,268,602
Net unrealized appreciation (depreciation)	699	(3,112,770)	790	(2,105,760)

NET ASSETS	$16,558	$179,057,405	$16,825	$105,037,364

* Cost of investments in securities	$608	$7,136,834	$454	$2,080,469
** Cost of investments in affiliated underlying funds	$15,233	$175,019,348	$15,572	$105,078,657

Class ADV
Net assets	$3,311	$94,262,612	$3,364	$52,208,652
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	10,134,879	301	5,684,371
Net asset value and redemption price per share	$11.00	$9.30	$11.18	$9.18
Class I
Net assets	$3,314	$11,109,288	$3,368	$9,152,328
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	1,177,720	301	979,789
Net asset value and redemption price per share	$11.01	$9.43	$11.19	$9.34
Class S
Net assets	$3,312	$64,863,371	$3,366	$38,265,560
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	6,922,183	301	4,129,038
Net asset value and redemption price per share	$11.00	$9.37	$11.18	$9.27
Class S2
Net assets	$3,312	$8,819,347	$3,365	$5,408,069
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	948,852	301	588,554
Net asset value and redemption price per share	$11.00	$9.29	$11.18	$9.19
Class T
Net assets	$3,309	$2,787	$3,362	$2,755
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	300	301	300
Net asset value and redemption price per share	$10.99	$9.29	$11.17	$9.18

See Accompanying Notes to Financial Statements

21

STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Index Solution 2050 Portfolio	ING Index Solution 2055 Portfolio
ASSETS:
Investments in securities at value*	$308	$205,515
Investments in affiliated underlying funds**	16,515	10,214,168
Cash	254	113,129
Receivables:
Fund shares sold	—	35,915
Dividends	2	1,084

Total assets	17,079	10,569,811

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	238	146,859
Payable for fund shares redeemed	—	3,486
Payable to affiliates	7	4,269

Total liabilities	245	154,614

NET ASSETS	$16,834	$10,415,197

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$15,037	$10,513,109
Undistributed net investment income	3	72,582
Accumulated net realized gain	992	159,201
Net unrealized appreciation (depreciation)	802	(329,695)

NET ASSETS	$16,834	$10,415,197

* Cost of investments in securities	$300	$201,394
** Cost of investments in affiliated underlying funds	$15,721	$10,547,984

Class ADV
Net assets	$3,366	$5,675,661
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	537,116
Net asset value and redemption price per share	$11.18	$10.57
Class I
Net assets	$3,370	$617,543
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	57,938
Net asset value and redemption price per share	$11.19	$10.66
Class S
Net assets	$3,367	$3,385,439
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	318,956
Net asset value and redemption price per share	$11.19	$10.61
Class S2
Net assets	$3,367	$733,386
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	69,331
Net asset value and redemption price per share	$11.19	$10.58
Class T
Net assets	$3,364	$3,168
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	301
Net asset value and redemption price per share	$11.18	$10.53

See Accompanying Notes to Financial Statements

22

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2020 Portfolio	ING Index Solution 2025 Portfolio
			October 3, 2011(1) to December 31, 2011
INVESTMENT INCOME:
Interest	$17	$23	$—	$30
Dividends from affiliated underlying funds	3,467,030	3,358,077	30	3,776,169
Dividends from underlying funds	119,126	143,149	8	190,112

Total investment income	3,586,173	3,501,249	38	3,966,311

EXPENSES:
Investment management fees	177,182	181,688	4	223,376
Distribution and service fees:
Class ADV	110,496	332,285	3	524,199
Class S	378,178	257,566	2	246,628
Class S2	5,854	30,657	3	57,332
Class T	24	23	6	23
Administrative service fees	35,434	36,335	1	44,672
Miscellaneous expense	671	677	—	827

Total expenses	707,839	839,231	19	1,097,057
Net waived and reimbursed fees	(1,172)	(6,133)	(1)	(11,468)

Net expenses	706,667	833,098	18	1,085,589

Net investment income	2,879,506	2,668,151	20	2,880,722

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	5,594,651	6,469,114	581	8,093,298
Capital gain distributions from affiliated underlying funds	2,031,490	1,699,505	—	1,188,677
Capital gain distributions from underlying funds	48,889	52,458	—	65,237

Net realized gain	7,675,030	8,221,077	581	9,347,212

Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(5,535,818)	(9,276,565)	539	(16,692,782)
Underlying funds	(371,585)	(326,514)	6	(573,058)

Net change in unrealized appreciation (depreciation)	(5,907,403)	(9,603,079)	545	(16,265,840)

Net realized and unrealized gain (loss)	1,767,627	(1,382,002)	1,126	(6,918,628)

Increase (decrease) in net assets resulting from operations	$4,647,133	$1,286,149	$1,146	$(4,037,906)

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

23

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Index Solution 2030 Portfolio	ING Index Solution 2035 Portfolio	ING Index Solution 2040 Portfolio	ING Index Solution 2045 Portfolio
	October 3, 2011(1) to December 31, 2011		October 3, 2011(1) to December 31, 2011
INVESTMENT INCOME:
Interest	$—	$21	$—	$9
Dividends from affiliated underlying funds	15	2,578,167	3	1,465,955
Dividends from underlying funds	7	140,616	6	70,773

Total investment income	22	2,718,804	9	1,536,737

EXPENSES:
Investment management fees	4	164,375	4	94,705
Distribution and service fees:
Class ADV	4	435,852	4	239,772
Class S	2	157,461	2	88,945
Class S2	3	37,399	3	18,074
Class T	6	23	6	23
Administrative service fees	1	32,873	1	18,940
Miscellaneous expense	—	606	—	346

Total expenses	20	828,589	20	460,805
Net waived and reimbursed fees	(1)	(7,481)	(2)	(3,616)

Net expenses	19	821,108	18	457,189

Net investment income (loss)	3	1,897,696	(9)	1,079,548

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	806	7,681,420	994	3,582,860
Capital gain distributions from affiliated underlying funds	—	599,436	—	219,577
Capital gain distributions from underlying funds	—	48,015	—	14,257

Net realized gain	806	8,328,871	994	3,816,694

Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	692	(15,627,237)	783	(9,349,639)
Underlying funds	7	(558,753)	7	(274,245)

Net change in unrealized appreciation (depreciation)	699	(16,185,990)	790	(9,623,884)

Net realized and unrealized gain (loss)	1,505	(7,857,119)	1,784	(5,807,190)

Increase (decrease) in net assets resulting from operations	$1,508	$(5,959,423)	$1,775	$(4,727,642)

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

24

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Index Solution 2050 Portfolio	ING Index Solution 2055 Portfolio
	October 3, 2011(1) to December 31, 2011
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2	$89,294
Dividends from underlying funds	6	5,576

Total investment income	8	94,870

EXPENSES:
Investment management fees	4	6,698
Distribution and service fees:
Class ADV	4	19,706
Class S	2	5,477
Class S2	3	1,494
Class T	6	26
Administrative service fees	1	1,340
Miscellaneous expense	—	22

Total expenses	20	34,763
Net waived and reimbursed fees	(2)	(300)

Net expenses	18	34,463

Net investment income (loss)	(10)	60,407

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	992	193,333
Capital gain distributions from affiliated underlying funds	—	13,129
Capital gain distributions from underlying funds	—	1,322

Net realized gain	992	207,784

Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	794	(656,639)
Underlying funds	8	(14,209)

Net change in unrealized appreciation (depreciation)	802	(670,848)

Net realized and unrealized gain (loss)	1,794	(463,064)

Increase (decrease) in net assets resulting from operations	$1,784	$(402,657)

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

25

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution Income Portfolio		ING Index Solution 2015 Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$2,879,506	$4,121,110	$2,668,151	$3,402,311
Net realized gain	7,675,030	5,101,394	8,221,077	7,368,948
Net change in unrealized appreciation (depreciation)	(5,907,403)	3,532,916	(9,603,079)	1,769,518

Increase in net assets resulting from operations	4,647,133	12,755,420	1,286,149	12,540,777

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(480,376)	(166,909)	(1,185,602)	(225,105)
Class I	(53,442)	(17,358)	(98,742)	(25,888)
Class S	(3,551,747)	(1,653,227)	(1,964,382)	(474,216)
Class S2	(34,295)	(742)	(154,042)	(1,526)
Class T	(64)	(17)	(45)	—
Net realized gains:
Class ADV	(624,974)	(155,425)	(2,514,217)	(536,188)
Class I	(60,001)	(14,023)	(173,051)	(42,896)
Class S	(4,425,938)	(1,445,476)	(3,818,232)	(893,715)
Class S2	(38,884)	(605)	(274,735)	(2,537)
Class T	(97)	(30)	(118)	(31)

Total distributions	(9,269,818)	(3,453,812)	(10,183,166)	(2,202,102)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	29,381,597	27,423,913	76,416,530	70,184,214
Reinvestment of distributions	9,269,658	3,453,766	10,183,002	2,202,072

	38,651,255	30,877,679	86,599,532	72,386,286
Cost of shares redeemed	(32,873,389)	(29,104,876)	(54,935,336)	(22,681,593)

Net increase in net assets resulting from capital share transactions	5,777,866	1,772,803	31,664,196	49,704,693

Net increase in net assets	1,155,181	11,074,411	22,767,179	60,043,368

NET ASSETS:
Beginning of year or period	175,610,643	164,536,232	169,370,766	109,327,398

End of year or period	$176,765,824	$175,610,643	$192,137,945	$169,370,766

Undistributed net investment income at end of year or period	$4,534,846	$4,119,914	$4,061,542	$3,401,871

See Accompanying Notes to Financial Statements

26

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2020 Portfolio	ING Index Solution 2025 Portfolio		ING Index Solution 2030 Portfolio
	October 3, 2011(1) to December 31, 2011	Year Ended December 31, 2011	Year Ended December 31, 2010	October 3, 2011(1) to December 31, 2011
FROM OPERATIONS:
Net investment income	$20	$2,880,722	$3,402,806	$3
Net realized gain	581	9,347,212	10,826,667	806
Net change in unrealized appreciation (depreciation)	545	(16,265,840)	4,542,430	699

Increase (decrease) in net assets resulting from operations	1,146	(4,037,906)	18,771,903	1,508

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(1,465,834)	(83,801)	—
Class I	—	(120,118)	(16,224)	—
Class S	—	(1,575,381)	(155,258)	—
Class S2	—	(241,916)	(2,165)	—
Class T	—	(33)	—	—
Net realized gains:
Class ADV	—	(4,744,698)	(134,739)	—
Class I	—	(309,902)	(9,928)	—
Class S	—	(4,522,069)	(124,816)	—
Class S2	—	(640,160)	(1,325)	—
Class T	—	(142)	(5)	—

Total distributions	—	(13,620,253)	(528,261)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,050	92,610,407	97,167,450	15,050
Reinvestment of distributions	—	13,620,078	528,257	—

	15,050	106,230,485	97,695,707	15,050
Cost of shares redeemed	—	(48,164,573)	(19,863,896)	—

Net increase in net assets resulting from capital share transactions	15,050	58,065,912	77,831,811	15,050

Net increase in net assets	16,196	40,407,753	96,075,453	16,558

NET ASSETS:
Beginning of year or period	—	201,469,657	105,394,204	—

End of year or period	$16,196	$241,877,410	$201,469,657	$16,558

Undistributed net investment income at end of year or period	$33	$3,884,326	$3,402,421	$17

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

27

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2035 Portfolio		ING Index Solution 2040 Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	October 3, 2011(1) to December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$1,897,696	$2,107,710	$(9)
Net realized gain	8,328,871	7,846,142	994
Net change in unrealized appreciation (depreciation)	(16,185,990)	4,754,932	790

Increase (decrease) in net assets resulting from operations	(5,959,423)	14,708,784	1,775

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,040,556)	—	—
Class I	(81,733)	(2,616)	—
Class S	(844,847)	(21,917)	—
Class S2	(140,650)	(447)	—
Class T	(25)	—	—
Net realized gains:
Class ADV	(3,907,060)	(104,795)	—
Class I	(239,422)	(5,072)	—
Class S	(2,781,469)	(75,756)	—
Class S2	(423,826)	(877)	—
Class T	(136)	(5)	—

Total distributions	(9,459,724)	(211,485)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	73,755,852	73,849,414	15,050
Reinvestment of distributions	9,459,564	211,479	—

	83,215,416	74,060,893	15,050
Cost of shares redeemed	(33,556,723)	(12,271,559)	—

Net increase in net assets resulting from capital share transactions	49,658,693	61,789,334	15,050

Net increase in net assets	34,239,546	76,286,633	16,825

NET ASSETS:
Beginning of year or period	144,817,859	68,531,226	—

End of year or period	$179,057,405	$144,817,859	$16,825

Undistributed net investment income at end of year or period	$2,425,785	$2,107,456	$4

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2045 Portfolio		ING Index Solution 2050 Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	October 3, 2011(1) to December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$1,079,548	$920,307	$(10)
Net realized gain	3,816,694	3,927,127	992
Net change in unrealized appreciation (depreciation)	(9,623,884)	3,592,551	802

Increase (decrease) in net assets resulting from operations	(4,727,642)	8,439,985	1,784

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(431,721)	—	—
Class I	(78,362)	—	—
Class S	(364,941)	—	—
Class S2	(45,573)	—	—
Class T	(14)	—	—
Net realized gains:
Class ADV	(1,826,091)	(72,397)	—
Class I	(250,254)	(4,239)	—
Class S	(1,326,169)	(50,155)	—
Class S2	(152,036)	(605)	—
Class T	(110)	(6)	—

Total distributions	(4,475,271)	(127,402)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	49,044,457	44,969,895	15,050
Reinvestment of distributions	4,475,148	127,396	—

	53,519,605	45,097,291	15,050
Cost of shares redeemed	(16,873,766)	(7,525,241)	—

Net increase in net assets resulting from capital share transactions	36,645,839	37,572,050	15,050

Net increase in net assets	27,442,926	45,884,633	16,834

NET ASSETS:
Beginning of year or period	77,594,438	31,709,805	—

End of year or period	$105,037,364	$77,594,438	$16,834

Undistributed net investment income at end of year or period	$1,283,247	$920,307	$3

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2055 Portfolio
	Year Ended December 31, 2011	March 8, 2010(1) to December 31, 2010
FROM OPERATIONS:
Net investment income	$60,407	$1,463
Net realized gain	207,784	43,727
Net change in unrealized appreciation (depreciation)	(670,848)	341,153

Increase (decrease) in net assets resulting from operations	(402,657)	386,343

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(83)	—
Class I	(260)	—
Class S	(1,154)	—
Class S2	(213)	—
Net realized gains:
Class ADV	(49,164)	—
Class I	(3,012)	—
Class S	(24,788)	—
Class S2	(3,098)	—
Class T	(35)	—

Total distributions	(81,807)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,956,278	4,196,453
Reinvestment of distributions	81,772	—

	9,038,050	4,196,453
Cost of shares redeemed	(1,868,573)	(852,612)

Net increase in net assets resulting from capital share transactions	7,169,477	3,343,841

Net increase in net assets	6,685,013	3,730,184

NET ASSETS:
Beginning of year or period	3,730,184	—

End of year or period	$10,415,197	$3,730,184

Undistributed net investment income at end of year or period	$72,582	$1,672

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

30

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution Income Portfolio
Class ADV
12-31-11	10.76	0.14		0.09	0.23	0.25	0.32	—	0.57	—	10.42	2.35	0.62	0.62	0.62	1.46	25,479	78
12-31-10	10.22	0.23	•	0.52	0.75	0.11	0.10	—	0.21	—	10.76	7.37	0.62	0.62	0.62	2.24	19,550	45
12-31-09	9.24	0.12	•	0.89	1.01	0.03	—	—	0.03	—	10.22	11.02	0.62	0.62	0.62	1.26	9,310	51
03-10-08(5) - 12-31-08	10.00	0.26	•	(1.02)	(0.76)	—	—	—	—	—	9.24	(7.60)	0.62	0.62	0.62	3.48	2,543	50
Class I
12-31-11	10.90	0.21	•	0.09	0.30	0.29	0.32	—	0.61	—	10.59	2.99	0.12	0.12	0.12	2.01	6,699	78
12-31-10	10.31	0.28	•	0.53	0.81	0.12	0.10	—	0.22	—	10.90	7.96	0.12	0.12	0.12	2.67	1,702	45
12-31-09	9.29	0.16	•	0.90	1.06	0.04	—	—	0.04	—	10.31	11.46	0.12	0.12	0.12	1.66	1,198	51
03-10-08(5) - 12-31-08	10.00	0.17		(0.88)	(0.71)	—	—	—	—	—	9.29	(7.10)	0.12	0.12	0.12	2.16	3	50
Class S
12-31-11	10.82	0.19		0.08	0.27	0.26	0.32	—	0.58	—	10.51	2.73	0.37	0.37	0.37	1.64	142,821	78
12-31-10	10.26	0.25	•	0.52	0.77	0.11	0.10	—	0.21	—	10.82	7.61	0.37	0.37	0.37	2.39	153,900	45
12-31-09	9.26	0.20	•	0.84	1.04	0.04	—	—	0.04	—	10.26	11.27	0.37	0.37	0.37	2.01	154,022	51
03-10-08(5) - 12-31-08	10.00	0.39	•	(1.13)	(0.74)	—	—	—	—	—	9.26	(7.40)	0.37	0.37	0.37	5.38	1,606	50
Class S2
12-31-11	10.75	0.15	•	0.09	0.24	0.28	0.32	—	0.60	—	10.39	2.52	0.62	0.52	0.52	1.46	1,763	78
12-31-10	10.21	0.37	•	0.39	0.76	0.12	0.10	—	0.22	—	10.75	7.54	0.62	0.52	0.52	3.53	455	45
05-28-09(5) - 12-31-09	9.30	0.11	•	0.84	0.95	0.04	—	—	0.04	—	10.21	10.26	0.62	0.52	0.52	1.87	3	51
Class T
12-31-11	10.78	0.13		0.08	0.21	0.21	0.32	—	0.53	—	10.46	2.20	0.87	0.82	0.82	1.19	3	78
12-31-10	10.21	0.20		0.53	0.73	0.06	0.10	—	0.16	—	10.78	7.16	0.87	0.82	0.82	1.95	3	45
12-31-09	9.23	0.08		0.90	0.98	—	—	—	—	—	10.21	10.66	0.87	0.82	0.82	0.79	3	51
03-10-08(5) - 12-31-08	10.00	0.11		(0.88)	(0.77)	—	—	—	—	—	9.23	(7.70)	0.87	0.82	0.82	1.47	3	50

ING Index Solution 2015 Portfolio
Class ADV
12-31-11	10.45	0.14	•	(0.11)	0.03	0.19	0.39	—	0.58	—	9.90	0.53	0.62	0.62	0.62	1.32	71,792	90
12-31-10	9.76	0.22	•	0.61	0.83	0.04	0.10	—	0.14	—	10.45	8.68	0.62	0.62	0.62	2.25	62,077	49
12-31-09	8.43	0.05	•	1.32	1.37	0.04	—	—	0.04	—	9.76	16.28	0.62	0.62	0.62	0.60	35,768	28
03-10-08(5) - 12-31-08	10.00	0.30	•	(1.87)	(1.57)	—	—	—	—	—	8.43	(15.70)	0.62	0.62	0.62	4.34	8,877	39
Class I
12-31-11	10.57	0.20	•	(0.13)	0.07	0.22	0.39	—	0.61	—	10.03	1.01	0.12	0.12	0.12	1.91	15,152	90
12-31-10	9.85	0.27	•	0.61	0.88	0.06	0.10	—	0.16	—	10.57	9.11	0.12	0.12	0.12	2.72	4,813	49
12-31-09	8.46	0.10	•	1.33	1.43	0.01	—	—	0.04	—	9.85	16.99	0.12	0.12	0.12	1.05	3,331	28
03-10-08(5) - 12-31-08	10.00	0.26	•	(1.80)	(1.54)	—	—	—	—	—	8.46	(15.40)	0.12	0.12	0.12	3.72	183	39

See Accompanying Notes to Financial Statements

31

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2015 Portfolio (Continued)
Class S
12-31-11	10.51	0.16		(0.11)	0.05	0.20	0.39	—	0.59	—	9.97	0.80	0.37	0.37	0.37	1.55	98,326	90
12-31-10	9.80	0.25	•	0.61	0.86	0.05	0.10	—	0.15	—	10.51	8.97	0.37	0.37	0.37	2.50	99,941	49
12-31-09	8.45	0.10	•	1.29	1.39	0.04	—	—	0.04	—	9.80	16.50	0.37	0.37	0.37	1.09	70,222	28
03-10-08(5) - 12-31-08	10.00	0.27	•	(1.82)	(1.55)	—	—	—	—	—	8.45	(15.50)	0.37	0.37	0.37	3.92	3,949	39
Class S2
12-31-11	10.43	0.13	•	(0.09)	0.04	0.22	0.39	—	0.61	—	9.86	0.69	0.62	0.52	0.52	1.25	6,865	90
12-31-10	9.76	0.25	•	0.58	0.83	0.06	0.10	—	0.16	—	10.43	8.68	0.62	0.52	0.52	2.48	2,536	49
05-28-09(5) - 12-31-09	8.52	0.06	•	1.22	1.28	0.04	—	—	0.04	—	9.76	15.11	0.62	0.52	0.52	1.05	3	28
Class T
12-31-11	10.46	0.11		(0.10)	0.01	0.15	0.39	—	0.54	—	9.93	0.38	0.87	0.82	0.82	1.10	3	90
12-31-10	9.76	0.20		0.60	0.80	—	0.10	—	0.10	—	10.46	8.31	0.87	0.82	0.82	2.05	3	49
12-31-09	8.41	0.02		1.33	1.35	—	—	—	—	—	9.76	16.07	0.87	0.82	0.82	0.21	3	28
03-10-08(5) - 12-31-08	10.00	0.09		(1.68)	(1.59)	—	—	—	—	—	8.41	(15.90)	0.87	0.82	0.82	1.12	3	39

ING Index Solution 2020 Portfolio
Class ADV
10-03-11(5) - 12-31-11	10.00	0.01		0.75	0.76	—	—	—	—	—	10.76	7.60	0.62	0.62	0.62	0.42	3	41
Class I
10-03-11(5) - 12-31-11	10.00	0.02		0.75	0.77	—	—	—	—	—	10.77	7.70	0.12	0.12	0.12	0.90	3	41
Class S
10-03-11(5) - 12-31-11	10.00	0.02		0.74	0.76	—	—	—	—	—	10.76	7.60	0.37	0.37	0.37	0.66	3	41
Class S2
10-03-11(5) - 12-31-11	10.00	0.01		0.75	0.76	—	—	—	—	—	10.76	7.60	0.62	0.52	0.52	0.54	3	41
Class T
10-03-11(5) - 12-31-11	10.00	0.00	*	0.75	0.75	—	—	—	—	—	10.75	7.50	0.87	0.82	0.82	0.18	3	41

ING Index Solution 2025 Portfolio
Class ADV
12-31-11	10.40	0.12	•	(0.34)	(0.22)	0.15	0.47	—	0.62	—	9.56	(1.75)	0.62	0.62	0.62	1.19	114,181	95
12-31-10	9.36	0.20	•	0.87	1.07	0.01	0.02	—	0.03	—	10.40	11.43	0.62	0.62	0.62	2.12	96,652	48
12-31-09	7.79	0.00	•	1.60	1.60	0.03	—	—	0.03	—	9.36	20.58	0.62	0.62	0.62	0.04	52,508	15
03-10-08(5) - 12-31-08	10.00	0.28	•	(2.49)	(2.21)	—	—	—	—	—	7.79	(22.10)	0.62	0.62	0.62	4.29	12,557	17
See Accompanying Notes to Financial Statements

32

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2025 Portfolio (Continued)
Class I
12-31-11	10.52	0.16	•	(0.34)	(0.18)	0.18	0.47	—	0.65	—	9.69	(1.24)	0.12	0.12	0.12	1.55	15,692	95
12-31-10	9.44	0.25	•	0.88	1.13	0.03	0.02	—	0.05	—	10.52	11.96	0.12	0.12	0.12	2.63	7,248	48
12-31-09	7.82	0.05	•	1.60	1.65	0.03	—	—	0.03	—	9.44	21.20	0.12	0.12	0.12	0.52	4,105	15
03-10-08(5) - 12-31-08	10.00	0.11		(2.29)	(2.18)	—	—	—	—	—	7.82	(21.80)	0.12	0.12	0.12	1.50	2	17
Class S
12-31-11	10.46	0.14	•	(0.34)	(0.20)	0.17	0.47	—	0.64	—	9.62	(1.55)	0.37	0.37	0.37	1.42	98,843	95
12-31-10	9.40	0.22	•	0.88	1.10	0.02	0.02	—	0.04	—	10.46	11.72	0.37	0.37	0.37	2.31	92,770	48
12-31-09	7.80	0.03	•	1.60	1.63	0.03	—	—	0.03	—	9.40	20.97	0.37	0.37	0.37	0.37	48,775	15
03-10-08(5) - 12-31-08	10.00	0.35	•	(2.55)	(2.20)	—	—	—	—	—	7.80	(22.00)	0.37	0.37	0.37	5.36	4,555	17
Class S2
12-31-11	10.40	0.09	•	(0.31)	(0.22)	0.18	0.47	—	0.65	—	9.53	(1.70)	0.62	0.52	0.52	0.93	13,158	95
12-31-10	9.36	0.17	•	0.92	1.09	0.03	0.02	—	0.05	—	10.40	11.63	0.62	0.52	0.52	1.76	4,796	48
05-28-09(5) - 12-31-09	7.90	0.02	•	1.47	1.49	0.03	—	—	0.03	—	9.36	18.96	0.62	0.52	0.52	0.34	4	15
Class T
12-31-11	10.37	0.10		(0.34)	(0.24)	0.11	0.47	—	0.58	—	9.55	(1.93)	0.87	0.82	0.82	0.97	3	95
12-31-10	9.36	0.18		0.85	1.03	—	0.02	—	0.02	—	10.37	10.99	0.87	0.82	0.82	1.90	3	48
12-31-09	7.78	(0.02)		1.60	1.58	—	—	—	—	—	9.36	20.31	0.87	0.82	0.82	(0.25)	3	15
03-10-08(5) - 12-31-08	10.00	0.06		(2.28)	(2.22)	—	—	—	—	—	7.78	(22.20)	0.87	0.82	0.82	0.80	2	17

ING Index Solution 2030 Portfolio
Class ADV
10-03-11(5) - 12-31-11	10.00	(0.00	)*	1.00	1.00	—	—	—	—	—	11.00	10.00	0.62	0.62	0.62	(0.00)*	3	50
Class I
10-03-11(5) - 12-31-11	10.00	0.01		1.00	1.01	—	—	—	—	—	11.01	10.10	0.12	0.12	0.12	0.46	3	50
Class S
10-03-11(5) - 12-31-11	10.00	0.00	*	1.00	1.00	—	—	—	—	—	11.00	10.00	0.37	0.37	0.37	0.17	3	50
Class S2
10-03-11(5) - 12-31-11	10.00	0.00	*	1.00	1.00	—	—	—	—	—	11.00	10.00	0.62	0.52	0.52	0.11	3	50
Class T
10-03-11(5) - 12-31-11	10.00	(0.01)		1.00	0.99	—	—	—	—	—	10.99	9.90	0.87	0.82	0.82	(0.29)	3	50

See Accompanying Notes to Financial Statements

33

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2035 Portfolio
Class ADV
12-31-11	10.27	0.11	•	(0.51)	(0.40)	0.12	0.45	—	0.57	—	9.30	(3.46)	0.62	0.62	0.62	1.06	94,263	100
12-31-10	9.14	0.18	•	0.97	1.15	—	0.02	—	0.02	—	10.27	12.56	0.62	0.62	0.62	1.91	77,135	45
12-31-09	7.45	(0.02	)•	1.74	1.72	0.03	—	—	0.03	—	9.14	23.19	0.62	0.62	0.62	(0.22)	41,570	14
03-10-08(5) - 12-31-08	10.00	0.33	•	(2.88)	(2.55)	—	—	—	—	—	7.45	(25.50)	0.62	0.62	0.62	5.29	9,139	19
Class I
12-31-11	10.40	0.14	•	(0.51)	(0.37)	0.15	0.45	—	0.60	—	9.43	(3.06)	0.12	0.12	0.12	1.43	11,109	100
12-31-10	9.22	0.23	•	0.98	1.21	0.01	0.02	—	0.03	—	10.40	13.10	0.12	0.12	0.12	2.40	5,521	45
12-31-09	7.48	0.02	•	1.76	1.78	0.04	—	—	0.04	—	9.22	23.81	0.12	0.12	0.12	0.25	1,947	14
03-10-08(5) - 12-31-08	10.00	0.24	•	(2.76)	(2.52)	—	—	—	—	—	7.48	(25.20)	0.12	0.12	0.12	3.87	170	19
Class S
12-31-11	10.34	0.13	•	(0.51)	(0.38)	0.14	0.45	—	0.59	—	9.37	(3.26)	0.37	0.37	0.37	1.30	64,863	100
12-31-10	9.18	0.20	•	0.98	1.18	—	0.02	—	0.02	—	10.34	12.89	0.37	0.37	0.37	2.15	58,656	45
12-31-09	7.47	0.00	•	1.75	1.75	0.04	—	—	0.04	—	9.18	23.42	0.37	0.37	0.37	0.05	25,008	14
03-10-08(5) - 12-31-08	10.00	0.37	•	(2.90)	(2.53)	—	—	—	—	—	7.47	(25.30)	0.37	0.37	0.37	6.06	4,038	19
Class S2
12-31-11	10.29	0.07	•	(0.47)	(0.40)	0.15	0.45	—	0.60	—	9.29	(3.44)	0.62	0.52	0.52	0.71	8,819	100
12-31-10	9.15	0.11	•	1.06	1.17	0.01	0.02	—	0.03	—	10.29	12.76	0.62	0.52	0.52	1.11	3,503	45
05-28-09(5) - 12-31-09	7.60	0.00	•	1.59	1.59	0.04	—	—	0.04	—	9.15	20.94	0.62	0.52	0.52	(0.01)	4	14
Class T
12-31-11	10.24	0.09		(0.51)	(0.42)	0.08	0.45	—	0.53	—	9.29	(3.69)	0.87	0.82	0.82	0.88	3	100
12-31-10	9.14	0.17		0.95	1.12	—	0.02	—	0.02	—	10.24	12.23	0.87	0.82	0.82	1.82	3	45
12-31-09	7.44	(0.04)		1.74	1.70	—	—	—	—	—	9.14	22.85	0.87	0.82	0.82	(0.48)	3	14
03-10-08(5) - 12-31-08	10.00	0.05		(2.61)	(2.56)	—	—	—	—	—	7.44	(25.60)	0.87	0.82	0.82	0.64	2	19

ING Index Solution 2040 Portfolio
Class ADV
10-03-11(5) - 12-31-11	10.00	(0.01)		1.19	1.18	—	—	—	—	—	11.18	11.80	0.62	0.62	0.62	(0.32)	3	56
Class I
10-03-11(5) - 12-31-11	10.00	0.00	*	1.19	1.19	—	—	—	—	—	11.19	11.90	0.12	0.12	0.12	0.11	3	56
Class S
10-03-11(5) - 12-31-11	10.00	(0.00	)*	1.18	1.18	—	—	—	—	—	11.18	11.80	0.37	0.37	0.37	(0.18)	3	56
Class S2
10-03-11(5) - 12-31-11	10.00	(0.01)		1.19	1.18	—	—	—	—	—	11.18	11.80	0.62	0.52	0.52	(0.21)	3	56
Class T
10-03-11(5) - 12-31-11	10.00	(0.02)		1.19	1.17	—	—	—	—	—	11.17	11.70	0.87	0.82	0.82	(0.57)	3	56

See Accompanying Notes to Financial Statements

34

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2045 Portfolio
Class ADV
12-31-11	10.12	0.10	•	(0.58)	(0.48)	0.09	0.37	—	0.46	—	9.18	(4.48)	0.62	0.62	0.62	1.01	52,209	102
12-31-10	8.92	0.16	•	1.06	1.22	—	0.02	—	0.02	—	10.12	13.73	0.62	0.62	0.62	1.71	39,799	45
12-31-09	7.11	(0.04	)•	1.88	1.84	0.03	—	—	0.03	—	8.92	25.89	0.62	0.62	0.62	(0.48)	18,520	22
03-10-08(5) - 12-31-08	10.00	0.24	•	(3.13)	(2.89)	—	—	—	—	—	7.11	(28.90)	0.62	0.62	0.62	3.81	3,069	12
Class I
12-31-11	10.26	0.15	•	(0.59)	(0.44)	0.11	0.37	—	0.48	—	9.34	(3.92)	0.12	0.12	0.12	1.50	9,152	102
12-31-10	9.00	0.19	•	1.09	1.28	—	0.02	—	0.02	—	10.26	14.28	0.12	0.12	0.12	2.03	6,553	45
12-31-09	7.14	0.00	•	1.89	1.89	0.03	—	—	0.03	—	9.00	26.53	0.12	0.12	0.12	0.00	1,143	22
03-10-08(5) - 12-31-08	10.00	0.20	•	(3.06)	(2.86)	—	—	—	—	—	7.14	(28.60)	0.12	0.12	0.12	3.32	115	12
Class S
12-31-11	10.19	0.13	•	(0.58)	(0.45)	0.10	0.37	—	0.47	—	9.27	(4.09)	0.37	0.37	0.37	1.27	38,266	102
12-31-10	8.97	0.18	•	1.06	1.24	—	0.02	—	0.02	—	10.19	13.88	0.37	0.37	0.37	1.93	29,555	45
12-31-09	7.13	(0.02	)•	1.89	1.87	0.03	—	—	0.03	—	8.97	26.26	0.37	0.37	0.37	(0.23)	12,040	22
03-10-08(5) - 12-31-08	10.00	0.28	•	(3.15)	(2.87)	—	—	—	—	—	7.13	(28.70)	0.37	0.37	0.37	4.44	1,772	12
Class S2
12-31-11	10.14	0.08	•	(0.55)	(0.47)	0.11	0.37	—	0.48	—	9.19	(4.32)	0.62	0.52	0.52	0.87	5,408	102
12-31-10	8.93	0.07	•	1.16	1.23	—	0.02	—	0.02	—	10.14	13.83	0.62	0.52	0.52	0.71	1,684	45
05-28-09(5) - 12-31-09	7.29	(0.02	)•	1.69	1.67	0.03	—	—	0.03	—	8.93	22.97	0.62	0.52	0.52	(0.35)	4	22
Class T
12-31-11	10.09	0.08		(0.57)	(0.49)	0.05	0.37	—	0.42	—	9.18	(4.61)	0.87	0.82	0.82	0.86	3	102
12-31-10	8.92	0.16		1.03	1.19	—	0.02	—	0.02	—	10.09	13.40	0.87	0.82	0.82	1.75	3	45
12-31-09	7.10	(0.06)		1.88	1.82	—	—	—	—	—	8.92	25.64	0.87	0.82	0.82	(0.74)	3	22
03-10-08(5) - 12-31-08	10.00	0.03		(2.93)	(2.90)	—	—	—	—	—	7.10	(29.00)	0.87	0.82	0.82	0.47	2	12

ING Index Solution 2050 Portfolio
Class ADV
10-03-11(5) - 12-31-11	10.00	(0.01)		1.19	1.18	—	—	—	—	—	11.18	11.80	0.62	0.62	0.62	(0.36)	3	55
Class I
10-03-11(5) - 12-31-11	10.00	0.00	*	1.19	1.19	—	—	—	—	—	11.19	11.90	0.12	0.12	0.12	0.10	3	55
Class S
10-03-11(5) - 12-31-11	10.00	(0.01)		1.20	1.19	—	—	—	—	—	11.19	11.90	0.37	0.37	0.37	(0.21)	3	55
Class S2
10-03-11(5) - 12-31-11	10.00	(0.01)		1.20	1.19	—	—	—	—	—	11.19	11.90	0.62	0.52	0.52	(0.24)	3	55

See Accompanying Notes to Financial Statements

35

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2050 Portfolio (Continued)
Class T
10-03-11(5) - 12-31-11	10.00	(0.02)		1.20	1.18	—		—	—	—	—	11.18	11.80	0.87	0.82	0.82	(0.62)	3	55
ING Index Solution 2055 Portfolio
Class ADV
12-31-11	11.19	0.09	•	(0.59)	(0.50)	0.00	*	0.12	—	0.12	—	10.57	(4.40)	0.62	0.62	0.62	0.81	5,676	135
03-08-10(5) - 12-31-10	10.00	0.00		1.19	1.19	—		—	—	—	—	11.19	11.90	0.62	0.62	0.62	(0.06)	2,381	80
Class I
12-31-11	11.24	0.10	•	(0.55)	(0.45)	0.01		0.12	—	0.13	—	10.66	(3.93)	0.12	0.12	0.12	0.91	618	135
03-08-10(5) - 12-31-10	10.00	0.26		0.98	1.24	—		—	—	—	—	11.24	12.40	0.12	0.12	0.12	3.32	46	80
Class S
12-31-11	11.21	0.12	•	(0.59)	(0.47)	0.01		0.12	—	0.13	—	10.61	(4.17)	0.37	0.37	0.37	1.13	3,385	135
03-08-10(5) - 12-31-10	10.00	0.01		1.20	1.21	—		—	—	—	—	11.21	12.10	0.37	0.37	0.37	0.19	1,209	80
Class S2
12-31-11	11.20	0.05	•	(0.54)	(0.49)	0.01		0.12	—	0.13	—	10.58	(4.32)	0.62	0.52	0.52	0.43	733	135
03-08-10(5) - 12-31-10	10.00	0.05	•	1.15	1.20	—		—	—	—	—	11.20	12.00	0.62	0.52	0.52	0.54	91	80
Class T
12-31-11	11.17	0.10		(0.62)	(0.52)	—		0.12	—	0.12	—	10.53	(4.59)	0.87	0.82	0.82	0.86	3	135
03-08-10(5) - 12-31-10	10.00	0.19		0.98	1.17	—		—	—	—	—	11.17	11.70	0.87	0.82	0.82	2.28	3	80

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of forty-three active separate investment series. The ten Portfolios included in this report are: ING Index Solution Income Portfolio (“Index Solution Income”), ING Index Solution 2015 Portfolio (“Index Solution 2015”), ING Index Solution 2020 Portfolio (“Index Solution 2020”), ING Index Solution 2025 Portfolio (“Index Solution 2025”), ING Index Solution 2030 Portfolio (“Index Solution 2030”), ING Index Solution 2035 Portfolio (“Index Solution 2035”), ING Index Solution 2040 Portfolio (“Index Solution 2040”), ING Index Solution 2045 Portfolio (“Index Solution 2045”), ING Index Solution 2050 Portfolio (“Index Solution 2050”) and ING Index Solution 2055 Portfolio (“Index Solution 2055”) (each, a “Portfolio” and collectively, the “Portfolios”). With the exception of Index Solution Income, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”). When Index Solution 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 Portfolios reach their respective Target Date, they may be combined with the Index Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”). The Portfolios serve as an investment option in underlying variable insurance products offered by Directed Services LLC.

The Portfolios offer the following five classes: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”), Service 2 Class (“Class S2”) and Class T. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the consultant (“IIM” or the “Consultant”) to the Investment Adviser. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

The Investment Adviser, the Consultant, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolios, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of

37

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Portfolios’ advisory agreement, which would trigger the necessity for new agreement that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolios or their operations and administration.

Each Portfolio seeks to achieve its investment objective by investing primarily in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in Underlying Funds and securities are recorded at their estimated fair value, as described below. The valuations of the Portfolios’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable.

Investments in securities held in the Portfolios or the Underlying Funds maturing in 60 days or less are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Investments in equity securities held by the Portfolios or the Underlying Funds and traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”).

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolios calculate their next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and

38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the investment adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.

The Portfolios classify each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the underlying funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the underlying funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES

The Portfolios each have entered into an investment management agreement with the Investment Adviser. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets.

DSL pays the Consultant a consulting fee of 0.03% based on the average daily net assets of each Portfolio.

The Consultant will provide strategic and tactical asset allocation analysis to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES (continued)

Under an Administrative Services Agreement between the Portfolios and IFS, IFS provides all administrative services necessary for the Portfolios’ operations and is responsible for the supervision of the Portfolios’ other service providers. IFS also assumes all ordinary recurring direct costs of the Portfolios, such as custodian fees, director fees, transfer agency fees and accounting fees. As compensation for these services, IFS receives a monthly fee from each portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio.

NOTE 4 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2011 the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

	Purchases	Sales
Index Solution Income	$137,908,687	$138,608,913
Index Solution 2015	188,746,252	164,683,151
Index Solution 2020	21,652	6,594
Index Solution 2025	260,250,550	213,025,268
Index Solution 2030	23,310	8,275
Index Solution 2035	207,009,158	164,984,411
Index Solution 2040	24,535	9,504
Index Solution 2045	130,216,464	96,980,284
Index Solution 2050	24,357	9,328
Index Solution 2055	16,270,943	9,119,444

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Classes ADV, S2 and T of the Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby IID is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the 12b-1 Plans each Portfolio makes payments to IID at an annual rate of 0.25%, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to its Class ADV, Class S2 and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2012 for Index Solution Income, Index Solution 2015, Index Solution 2025, Index Solution

2035, Index Solution 2045 and Index Solution 2055 and through at least May 1, 2013 for Index Solution 2020, Index Solution 2030, Index Solution 2040 and Index Solution 2050. The Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%. The expense waiver will continue through at least May 1, 2012 for Index Solution Income, Index Solution 2015, Index Solution 2025, Index Solution 2035, Index Solution 2045 and Index Solution 2055 and through at least May 1, 2013 for Index Solution 2020, Index Solution 2030, Index Solution 2040 and Index Solution 2050.

The Company has also adopted a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to IID which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2011, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Note 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Solution Income	$15,073	$3,015	$42,099	$60,187
Index Solution 2015	16,229	3,245	53,892	73,366
Index Solution 2020	1	0	5	6
Index Solution 2025	20,323	4,065	73,383	97,771
Index Solution 2030	2	0	5	7
Index Solution 2035	15,041	3,008	56,424	74,473
Index Solution 2040	2	0	5	7
Index Solution 2045	8,920	1,784	32,346	43,050
Index Solution 2050	2	0	5	7
Index Solution 2055	851	170	3,248	4,269

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

At December 31, 2011, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Index Solution 2015	67.23%
	Index Solution 2025	82.29%
	Index Solution 2035	87.13%
	Index Solution 2045	91.29%
	Index Solution 2055	96.18%
	Index Solution Income	25.88%

ING National Trust	Index Solution 2015	31.19%
	Index Solution 2025	16.12%
	Index Solution 2035	11.44%
	Index Solution 2045	7.96%
	Index Solution Income	73.03%

Reliastar Life Insurance Company	Index Solution 2020	99.67%
	Index Solution 2030	99.67%
	Index Solution 2040	99.67%
	Index Solution 2050	99.67%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses and Underlying Fund Fees to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class T
Index Solution Income	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2015	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2020	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2025	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2030	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2035	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2040	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2045	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2050	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2055	0.62%	0.12%	0.37%	0.52%	0.82%

(1)

The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2011, the Portfolios did not have any waived or reimbursed fees subject to recoupment.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from manager on the accompanying Statements of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

Certain Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. Effective May 27, 2011, the funds pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 27, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The Portfolios did not utilize the line of credit during the year ended December 31, 2011.

41

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution Income
Class ADV
12/31/2011	1,196,635	—	110,424	(679,783)	627,276	12,667,404	—	1,105,350	(7,335,466)	6,437,288
12/31/2010	1,204,165	—	31,234	(329,474)	905,925	12,568,680	—	322,334	(3,450,635)	9,440,379
Class I
12/31/2011	482,116	—	11,188	(16,536)	476,768	5,014,954	—	113,443	(178,390)	4,950,007
12/31/2010	54,028	—	3,009	(17,002)	40,035	570,057	—	31,381	(181,676)	419,762
Class S
12/31/2011	880,036	—	791,437	(2,296,180)	(624,707)	9,445,397	—	7,977,685	(24,386,506)	(6,963,424)
12/31/2010	1,312,314	—	298,814	(2,403,816)	(792,688)	13,802,237	—	3,098,704	(25,433,475)	(8,532,534)
Class S2
12/31/2011	213,607	—	7,333	(93,542)	127,398	2,253,842	—	73,180	(973,027)	1,353,995
12/31/2010	45,641	—	131	(3,766)	42,006	482,939	—	1,347	(39,090)	445,196
Class T
12/31/2011	—	—	—	—	—	—	—	—	—	—
12/31/2010	—	—	—	—	—	—	—	—	—	—
Index Solution 2015
Class ADV
12/31/2011	2,686,178	—	390,276	(1,765,705)	1,310,749	27,520,272	—	3,699,818	(18,244,941)	12,975,149
12/31/2010	3,083,418	—	78,242	(883,146)	2,278,514	30,735,636	—	761,293	(8,802,403)	22,694,526
Class I
12/31/2011	1,181,117	—	28,341	(154,626)	1,054,832	11,810,545	—	271,793	(1,638,377)	10,443,961
12/31/2010	249,011	—	7,005	(139,044)	116,972	2,494,366	—	68,784	(1,387,005)	1,176,145
Class S
12/31/2011	2,581,560	—	606,780	(2,834,014)	354,326	26,603,918	—	5,782,614	(28,916,896)	3,469,636
12/31/2010	3,427,170	—	140,013	(1,216,538)	2,350,645	34,268,647	—	1,367,932	(12,254,371)	23,382,208
Class S2
12/31/2011	1,028,430	—	45,421	(620,927)	452,924	10,481,795	—	428,777	(6,135,122)	4,775,450
12/31/2010	265,934	—	418	(23,607)	242,745	2,685,565	—	4,063	(237,814)	2,451,814
Class T
12/31/2011	—	—	—	—	—	—	—	—	—	—
12/31/2010	—	—	—	—	—	—	—	—	—	—
Index Solution 2020
Class ADV
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class I
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S2
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010

42

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2020 (continued)
Class T
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Index Solution 2025
Class ADV
12/31/2011	3,846,668	—	689,293	(1,885,075)	2,650,886	38,798,031	—	6,210,532	(19,479,419)	25,529,144
12/31/2010	4,845,664	—	23,677	(1,180,899)	3,688,442	46,545,839	—	218,541	(11,219,965)	35,544,415
Class I
12/31/2011	1,116,002	—	47,151	(232,424)	930,729	10,781,454	—	430,020	(2,426,290)	8,785,184
12/31/2010	323,556	—	2,806	(71,966)	254,396	3,161,728	—	26,153	(700,594)	2,487,287
Class S
12/31/2011	2,665,344	—	672,266	(1,936,571)	1,401,039	27,321,229	—	6,097,450	(19,405,976)	14,012,703
12/31/2010	4,442,478	—	30,180	(788,246)	3,684,412	42,621,154	—	280,074	(7,597,032)	35,304,196
Class S2
12/31/2011	1,535,051	—	98,227	(713,855)	919,423	15,709,693	—	882,076	(6,852,888)	9,738,881
12/31/2010	497,056	—	378	(36,432)	461,002	4,838,729	—	3,849	(346,305)	4,495,913
Class T
12/31/2011	—	—	—	—	—	—	—	—	—	—
12/31/2010	—	—	—	—	—	—	—	—	—	—
Index Solution 2030
Class ADV
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class I
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S2
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class T
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Index Solution 2035
Class ADV
12/31/2011	3,454,322	—	571,319	(1,400,984)	2,624,657	34,192,444	—	4,947,617	(13,819,097)	25,320,964
12/31/2010	3,731,423	—	11,709	(779,606)	2,963,526	34,955,652	—	104,795	(7,351,284)	27,709,163
Class I
12/31/2011	761,587	—	36,619	(151,504)	646,702	7,213,861	—	321,154	(1,621,774)	5,913,241
12/31/2010	350,726	—	850	(31,736)	319,840	3,420,529	—	7,687	(305,115)	3,123,101
Class S
12/31/2011	2,206,944	—	415,862	(1,375,078)	1,247,728	21,781,621	—	3,626,317	(13,419,667)	11,988,271
12/31/2010	3,399,002	—	10,865	(458,665)	2,951,202	31,941,475	—	97,673	(4,341,227)	27,697,921
Class S2
12/31/2011	1,038,490	—	65,258	(495,467)	608,281	10,567,926	—	564,476	(4,696,185)	6,436,217
12/31/2010	367,762	—	148	(27,733)	340,177	3,531,758	—	1,324	(273,933)	3,259,149

43

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2035 (continued)
Class T
12/31/2011	—	—	—	—	—	—	—	—	—	—
12/31/2010	—	—	—	—	—	—	—	—	—	—
Index Solution 2040
Class ADV
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class I
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S2
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class T
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Index Solution 2045
Class ADV
12/31/2011	2,260,554	—	264,381	(775,175)	1,749,760	22,319,219	—	2,257,813	(7,420,483)	17,156,549
12/31/2010	2,253,659	—	8,370	(403,917)	1,858,112	20,484,970	—	72,397	(3,708,060)	16,849,307
Class I
12/31/2011	479,135	—	37,903	(175,865)	341,173	4,618,021	—	328,616	(1,810,942)	3,135,695
12/31/2010	545,424	—	484	(34,328)	511,580	5,287,731	—	4,239	(323,230)	4,968,740
Class S
12/31/2011	1,681,121	—	196,412	(647,879)	1,229,654	16,776,009	—	1,691,110	(6,311,817)	12,155,302
12/31/2010	1,919,817	—	5,758	(369,078)	1,556,497	17,544,739	—	50,155	(3,371,992)	14,222,902
Class S2
12/31/2011	537,977	—	23,139	(138,665)	422,451	5,331,208	—	197,609	(1,330,524)	4,198,293
12/31/2010	178,235	—	70	(12,614)	165,691	1,652,455	—	605	(121,959)	1,531,101
Class T
12/31/2011	—	—	—	—	—	—	—	—	—	—
12/31/2010	—	—	—	—	—	—	—	—	—	—
Index Solution 2050
Class ADV
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class I
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S2
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class T
10/3/2011(1) - 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2055
Class ADV
12/31/2011	416,830	—	5,010	(97,598)	324,242	4,621,700	—	49,247	(1,071,208)	3,599,739
3/8/2010(1) - 12/31/2010	279,899	—	—	(67,025)	212,874	2,798,256	—	—	(666,354)	2,131,902
Class I
12/31/2011	59,892	—	331	(6,383)	53,840	662,750	—	3,272	(73,293)	592,729
3/8/2010(1) - 12/31/2010	6,235	—	—	(2,137)	4,098	65,200	—	—	(23,085)	42,115
Class S
12/31/2011	266,748	—	2,631	(58,208)	211,171	2,956,155	—	25,942	(661,562)	2,320,535
3/8/2010(1) - 12/31/2010	124,390	—	—	(16,605)	107,785	1,241,429	—	—	(160,537)	1,080,892
Class S2
12/31/2011	66,694	—	337	(5,821)	61,210	715,673	—	3,311	(62,510)	656,474
3/8/2010(1) - 12/31/2010	8,368	—	—	(247)	8,121	88,558	—	—	(2,636)	85,922
Class T
12/31/2011	—	—	—	—	—	—	—	—	—	—
3/8/2010(1) - 12/31/2010	301	—	—	—	301	3,010	—	—	—	3,010

(1)	Commencement of operations.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Index Solution Income	$—	$1,655,350	$(1,655,350)
Index Solution 2015	—	1,394,333	(1,394,333)
Index Solution 2020	(13)	13	—
Index Solution 2025	—	1,004,465	(1,004,465)
Index Solution 2030	(14)	14	—
Index Solution 2035	—	528,444	(528,444)
Index Solution 2040	(13)	13	—
Index Solution 2045	—	204,003	(204,003)
Index Solution 2050	(13)	13	—
Index Solution 2055	—	12,213	(12,213)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

45

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Index Solution Income	$6,622,900	$2,646,918	$3,435,825	$17,987
Index Solution 2015	5,780,585	4,402,581	1,285,912	916,190
Index Solution 2025	4,403,002	9,217,251	277,264	250,997
Index Solution 2035	2,413,802	7,045,922	40,229	171,256
Index Solution 2045	1,290,343	3,184,928	—	127,402
Index Solution 2055	81,807	—	—	—

The tax-basis components of distributable earnings as of December 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Solution Income	$4,535,433	$6,207,506	$1,203,775
Index Solution 2015	4,062,058	6,761,153	(1,663,824)
Index Solution 2020	618	4	537
Index Solution 2025	3,884,907	8,176,764	(1,833,713)
Index Solution 2030	824	4	694
Index Solution 2035	2,426,203	7,683,920	(3,515,207)
Index Solution 2040	996	3	789
Index Solution 2045	1,283,469	3,617,939	(2,455,097)
Index Solution 2050	993	2	802
Index Solution 2055	255,068	27,978	(380,943)

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2011, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act are effective for the Portfolios’ tax year ended December 31, 2011. The Act provides several benefits, including the unlimited carryforward of future capital losses generated.

NOTE 11 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgements by the Adviser or Consultant. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of December 31, 2011, management of the Portfolios is currently assessing the potential impact to financial statement disclosure, that may result from adopting this ASU.

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 13 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

47

ING INDEX SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 4.0%
183,293		SPDR Barclays Capital High Yield Bond ETF	$7,047,616	4.0
		Total Exchange-Traded Funds (Cost $6,972,996)	7,047,616	4.0

MUTUAL FUNDS: 96.0%
		Affiliated Investment Companies: 96.0%
514,667	@	ING Emerging Markets Index Portfolio - Class I	5,311,367	3.0
1,461,639		ING International Index Portfolio - Class I	10,713,814	6.1
1,427,861		ING RussellTM Mid Cap Index Portfolio - Class I	15,906,370	9.0
2,851,115		ING U.S. Stock Index Portfolio - Class I	29,680,107	16.8

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
9,763,003	ING U.S. Bond Index Portfolio - Class I	$108,076,441	61.1
	Total Mutual Funds (Cost $168,281,506)	169,688,099	96.0

	Total Investments in Securities (Cost $175,254,502)	$176,735,715	100.0
	Assets in Excess of Other Liabilities	30,109	—

	Net Assets	$176,765,824	100.0

@	Non-income producing security
Cost for federal income tax purposes is $175,531,940.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,733,362
Gross Unrealized Depreciation	(2,529,587)

Net Unrealized Appreciation	$1,203,775

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$7,047,616	$—	$—	$7,047,616
Mutual Funds	169,688,099	—	—	169,688,099

Total Investments, at value	$176,735,715	$—	$—	$176,735,715

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

48

ING INDEX SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 4.0%
200,609		SPDR Barclays Capital High Yield Bond ETF	$7,713,416	4.0
		Total Exchange-Traded Funds (Cost $7,632,002)	7,713,416	4.0

MUTUAL FUNDS: 96.0%
		Affiliated Investment Companies: 96.0%
932,110	@	ING Emerging Markets Index Portfolio - Class I	9,619,376	5.0
3,177,192		ING International Index Portfolio - Class I	23,288,817	12.1
326,428		ING RussellTM Small Cap Index Portfolio - Class I	3,838,798	2.0
1,895,953		ING RussellTM Mid Cap Index Portfolio - Class I	21,120,911	11.0
3,279,482		ING U.S. Stock Index Portfolio - Class I	34,139,409	17.8

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
8,346,386	ING U.S. Bond Index Portfolio - Class I	$92,394,496	48.1
	Total Mutual Funds (Cost $185,839,540)	184,401,807	96.0

	Total Investments in Securities (Cost $193,471,542)	$192,115,223	100.0
	Assets in Excess of Other Liabilities	22,722	—

	Net Assets	$192,137,945	100.0

@	Non-income producing security
Cost for federal income tax purposes is $193,779,047.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,379,110
Gross Unrealized Depreciation	(4,042,934)

Net Unrealized Depreciation	$(1,663,824)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$7,713,416	$—	$—	$7,713,416
Mutual Funds	184,401,807	—	—	184,401,807

Total Investments, at value	$192,115,223	$—	$—	$192,115,223

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

49

ING INDEX SOLUTION 2020 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 3.8%
16		SPDR Barclays Capital High Yield Bond ETF	$615	3.8
		Total Exchange-Traded Funds (Cost $609)	615	3.8

MUTUAL FUNDS: 96.1%
		Affiliated Investment Companies: 96.1%
93	@	ING Emerging Markets Index Portfolio - Class I	963	5.9
332		ING International Index Portfolio - Class I	2,430	15.0
41		ING RussellTM Small Cap Index Portfolio - Class I	481	3.0
187		ING RussellTM Mid Cap Index Portfolio - Class I	2,084	12.9
357		ING U.S. Stock Index Portfolio - Class I	3,720	23.0

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
532	ING U.S. Bond Index Portfolio - Class I	$5,890	36.3
	Total Mutual Funds (Cost $15,029)	15,568	96.1

	Total Investments in Securities (Cost $15,638)	$16,183	99.9
	Assets in Excess of Other Liabilities	13	0.1

	Net Assets	$16,196	100.0

@	Non-income producing security
Cost for federal income tax purposes is $15,646.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$562
Gross Unrealized Depreciation	(25)

Net Unrealized Appreciation	$537

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$615	$—	$—	$615
Mutual Funds	15,568	—	—	15,568

Total Investments, at value	$16,183	$—	$—	$16,183

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

50

ING INDEX SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 4.0%
253,466		SPDR Barclays Capital High Yield Bond ETF	$9,745,768	4.0
		Total Exchange-Traded Funds (Cost $9,648,647)	9,745,768	4.0

MUTUAL FUNDS: 96.0%
		Affiliated Investment Companies: 96.0%
1,407,443	@	ING Emerging Markets Index Portfolio - Class I	14,524,815	6.0
5,664,844		ING International Index Portfolio - Class I	41,523,305	17.2
821,566		ING RussellTM Small Cap Index Portfolio - Class I	9,661,610	4.0
3,038,492		ING RussellTM Mid Cap Index Portfolio - Class I	33,848,803	14.0
6,676,677		ING U.S. Stock Index Portfolio - Class I	69,504,207	28.7

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
5,695,268	ING U.S. Bond Index Portfolio - Class I	$63,046,615	26.1
	Total Mutual Funds (Cost $233,626,305)	232,109,355	96.0

	Total Investments in Securities (Cost $243,274,952)	$241,855,123	100.0
	Assets in Excess of Other Liabilities	22,287	—

	Net Assets	$241,877,410	100.0

@	Non-income producing security
Cost for federal income tax purposes is $243,688,836.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,089,356
Gross Unrealized Depreciation	(3,923,069)

Net Unrealized Depreciation	$(1,833,713)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$9,745,768	$—	$—	$9,745,768
Mutual Funds	232,109,355	—	—	232,109,355

Total Investments, at value	$241,855,123	$—	$—	$241,855,123

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

51

ING INDEX SOLUTION 2030 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 3.7%
16		SPDR Barclays Capital High Yield Bond ETF	$615	3.7
		Total Exchange-Traded Funds (Cost $608)	615	3.7

MUTUAL FUNDS: 96.2%
		Affiliated Investment Companies: 96.2%
111	@	ING Emerging Markets Index Portfolio - Class I	1,145	6.9
428		ING International Index Portfolio - Class I	3,137	19.0
56		ING RussellTM Small Cap Index Portfolio - Class I	653	3.9
235		ING RussellTM Mid Cap Index Portfolio - Class I	2,615	15.8
529		ING U.S. Stock Index Portfolio - Class I	5,506	33.3

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
259	ING U.S. Bond Index Portfolio - Class I	$2,869	17.3
	Total Mutual Funds (Cost $15,233)	15,925	96.2

	Total Investments in Securities (Cost $15,841)	$16,540	99.9
	Assets in Excess of Other Liabilities	18	0.1

	Net Assets	$16,558	100.0

@	Non-income producing security
Cost for federal income tax purposes is $15,846.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$725
Gross Unrealized Depreciation	(31)

Net Unrealized Appreciation	$694

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$615	$—	$—	$615
Mutual Funds	15,925	—	—	15,925

Total Investments, at value	$16,540	$—	$—	$16,540

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

52

ING INDEX SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 4.0%
187,440		SPDR Barclays Capital High Yield Bond ETF	$7,207,068	4.0
		Total Exchange-Traded Funds (Cost $7,136,834)	7,207,068	4.0

MUTUAL FUNDS: 96.0%
		Affiliated Investment Companies: 96.0%
1,215,445	@	ING Emerging Markets Index Portfolio - Class I	12,543,390	7.0
4,932,691		ING International Index Portfolio - Class I	36,156,624	20.2
760,115		ING RussellTM Small Cap Index Portfolio - Class I	8,938,951	5.0
2,573,510		ING RussellTM Mid Cap Index Portfolio - Class I	28,668,898	16.0
6,668,094		ING U.S. Stock Index Portfolio - Class I	69,414,854	38.8

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
1,455,612	ING U.S. Bond Index Portfolio - Class I	$16,113,627	9.0
	Total Mutual Funds (Cost $175,019,348)	171,836,344	96.0

	Total Investments in Securities (Cost $182,156,182)	$179,043,412	100.0
	Assets in Excess of Other Liabilities	13,993	—

	Net Assets	$179,057,405	100.0

@	Non-income producing security
Cost for federal income tax purposes is $182,558,620.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$920,140
Gross Unrealized Depreciation	(4,435,348)

Net Unrealized Depreciation	$(3,515,208)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$7,207,068	$—	$—	$7,207,068
Mutual Funds	171,836,344	—	—	171,836,344

Total Investments, at value	$179,043,412	$—	$—	$179,043,412

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

53

ING INDEX SOLUTION 2040 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.7%
12		SPDR Barclays Capital High Yield Bond ETF	$461	2.7
		Total Exchange-Traded Funds (Cost $454)	461	2.7

MUTUAL FUNDS: 97.2%
		Affiliated Investment Companies: 97.2%
114	@	ING Emerging Markets Index Portfolio - Class I	1,180	7.0
554		ING International Index Portfolio - Class I	4,059	24.1
71		ING RussellTM Small Cap Index Portfolio - Class I	838	5.0
241		ING RussellTM Mid Cap Index Portfolio - Class I	2,683	15.9
677		ING U.S. Stock Index Portfolio - Class I	7,046	41.9

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
50	ING U.S. Bond Index Portfolio - Class I	$549	3.3
	Total Mutual Funds (Cost $15,572)	16,355	97.2

	Total Investments in Securities (Cost $16,026)	$16,816	99.9
	Assets in Excess of Other Liabilities	9	0.1

	Net Assets	$16,825	100.0

@	Non-income producing security
Cost for federal income tax purposes is $16,027.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$823
Gross Unrealized Depreciation	(34)

Net Unrealized Appreciation	$789

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$461	$—	$—	$461
Mutual Funds	16,355	—	—	16,355

Total Investments, at value	$16,816	$—	$—	$16,816

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

54

ING INDEX SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.0%
55,393		SPDR Barclays Capital High Yield Bond ETF	$2,129,861	2.0
		Total Exchange-Traded Funds (Cost $2,080,469)	2,129,861	2.0

MUTUAL FUNDS: 98.0%
		Affiliated Investment Companies: 98.0%
712,889	@	ING Emerging Markets Index Portfolio - Class I	7,357,016	7.0
3,616,579		ING International Index Portfolio - Class I	26,509,527	25.2
445,826		ING RussellTM Small Cap Index Portfolio - Class I	5,242,919	5.0
1,509,445		ING RussellTM Mid Cap Index Portfolio - Class I	16,815,215	16.0

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
4,214,246	ING U.S. Stock Index Portfolio - Class I	$43,870,303	41.8
282,613	ING U.S. Bond Index Portfolio - Class I	3,128,525	3.0
	Total Mutual Funds (Cost $105,078,657)	102,923,505	98.0

	Total Investments in Securities (Cost $107,159,126)	$105,053,366	100.0
	Liabilities in Excess of Other Assets	(16,002)	—

	Net Assets	$105,037,364	100.0

@	Non-income producing security
Cost for federal income tax purposes is $107,508,463.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$464,157
Gross Unrealized Depreciation	(2,919,254)

Net Unrealized Depreciation	$(2,455,097)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$2,129,861	$—	$—	$2,129,861
Mutual Funds	102,923,505	—	—	102,923,505

Total Investments, at value	$105,053,366	$—	$—	$105,053,366

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

55

ING INDEX SOLUTION 2050 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 1.8%
8		SPDR Barclays Capital High Yield Bond ETF	$308	1.8
		Total Exchange-Traded Funds (Cost $300)	308	1.8

MUTUAL FUNDS: 98.1%
		Affiliated Investment Companies: 98.1%
114	@	ING Emerging Markets Index Portfolio - Class I	1,181	7.0
577		ING International Index Portfolio - Class I	4,230	25.1
71		ING RussellTM Small Cap Index Portfolio - Class I	838	5.0
241		ING RussellTM Mid Cap Index Portfolio - Class I	2,685	16.0
677		ING U.S. Stock Index Portfolio - Class I	7,052	41.9

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
48	ING U.S. Bond Index Portfolio - Class I	$529	3.1
	Total Mutual Funds (Cost $15,721)	16,515	98.1

	Total Investments in Securities (Cost $16,021)	$16,823	99.9
	Assets in Excess of Other Liabilities	11	0.1

	Net Assets	$16,834	100.0

@	Non-income producing security
Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$835
Gross Unrealized Depreciation	(33)

Net Unrealized Appreciation	$802

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$308	$—	$—	$308
Mutual Funds	16,515	—	—	16,515

Total Investments, at value	$16,823	$—	$—	$16,823

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

56

ING INDEX SOLUTION 2055 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.0%
5,345		SPDR Barclays Capital High Yield Bond ETF	$205,515	2.0
		Total Exchange-Traded Funds (Cost $201,394)	205,515	2.0

MUTUAL FUNDS: 98.0%
		Affiliated Investment Companies: 98.0%
70,836	@	ING Emerging Markets Index Portfolio - Class I	731,031	7.0
358,474		ING International Index Portfolio - Class I	2,627,612	25.2
44,194		ING RussellTM Small Cap Index Portfolio - Class I	519,726	5.0
149,622		ING RussellTM Mid Cap Index Portfolio - Class I	1,666,793	16.0
418,176		ING U.S. Stock Index Portfolio - Class I	4,353,213	41.8

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
28,527	ING U.S. Bond Index Portfolio - Class I	$315,793	3.0
	Total Mutual Funds (Cost $10,547,984)	10,214,168	98.0

	Total Investments in Securities (Cost $10,749,378)	$10,419,683	100.0
	Liabilities in Excess of Other Assets	(4,486)	—

	Net Assets	$10,415,197	100.0

@	Non-income producing security
Cost for federal income tax purposes is $10,800,627.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$25,663
Gross Unrealized Depreciation	(406,607)

Net Unrealized Depreciation	$(380,944)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$205,515	$—	$—	$205,515
Mutual Funds	10,214,168	—	—	10,214,168

Total Investments, at value	$10,419,683	$—	$—	$10,419,683

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

57

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2011 were as follows:

Portfolio Name	Type	Per Share Amount

ING Index Solution Income Portfolio
Class ADV	NII	$0.2475
Class I	NII	$0.2868
Class S	NII	$0.2584
Class S2	NII	$0.2840
Class T	NII	$0.2137
All Classes	STCG	$0.1565
All Classes	LTCG	$0.1655

ING Index Solution 2015 Portfolio
Class ADV	NII	$0.1857
Class I	NII	$0.2247
Class S	NII	$0.2026
Class S2	NII	$0.2208
Class T	NII	$0.1518
All Classes	STCG	$0.1381
All Classes	LTCG	$0.2557

ING Index Solution 2025 Portfolio
Class ADV	NII	$0.1465
Class I	NII	$0.1838
Class S	NII	$0.1652
Class S2	NII	$0.1792
Class T	NII	$0.1111
All Classes	STCG	$0.0464
All Classes	LTCG	$0.4278

ING Index Solution 2035 Portfolio
Class ADV	NII	$0.1203
Class I	NII	$0.1542
Class S	NII	$0.1372
Class S2	NII	$0.1499
Class T	NII	$0.0818
All Classes	STCG	$0.0188
All Classes	LTCG	$0.4329

ING Index Solution 2045 Portfolio
Class ADV	NII	$0.0866
Class I	NII	$0.1147
Class S	NII	$0.1008
Class S2	NII	$0.1098
Class T	NII	$0.0477
All Classes	STCG	$0.0381
All Classes	LTCG	$0.3282

58

TAX INFORMATION (UNAUDITED) (CONTINUED)

Portfolio Name	Type	Per Share Amount

ING Index Solution 2055 Portfolio
Class ADV	NII	$0.0002
Class I	NII	$0.0102
Class S	NII	$0.0055
Class S2	NII	$0.0081
Class T	NII	$—
All Classes	STCG	$0.1181

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Solution Income Portfolio	19.77%

ING Index Solution 2015 Portfolio	26.24%

ING Index Solution 2025 Portfolio	48.10%

ING Index Solution 2035 Portfolio	55.22%

ING Index Solution 2045 Portfolio	43.64%

ING Index Solution 2055 Portfolio	4.43%

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2011:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*

ING Index Solution Income Portfolio	$29,622	$0.0018	3.66%

ING Index Solution 2015 Portfolio	$64,981	$0.0033	9.64%

ING Index Solution 2025 Portfolio	$116,442	$0.0045	17.55%

ING Index Solution 2035 Portfolio	$101,428	$0.0052	24.76%

ING Index Solution 2045 Portfolio	$74,798	$0.0064	33.33%

ING Index Solution 2055 Portfolio	$7,226	$0.0074	33.97%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

59

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Director	November 2007 -Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present) and Consultant (January 2005 - Present).	140	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 - July 2007).	140	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	140	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, 35 Funds (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	November 2007 - Present	Retired.	140	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	January 2005 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	140	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	140	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2006 - Present	Consultant (May 2001 - Present).	140	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/Director	January 2005 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	140	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

60

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Trustees who are “Interested Persons”:

Robert W. Crispin (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	November 2007 - Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	140	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC (December 2005 - Present).

(1)

Directors serve until their successors are duly elected and qualified. The tenure of each Director is subject to the Board’s retirement policy which states that each duly elected or appointed Director who is not an “interested person” of the Company, as defined in the 1940 Act, as amended (“Independent Directors”), shall retire from service as a Director at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2012.

(3)

Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

61

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	January 2005 - Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Chief Compliance Officer, ING Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Vice President - Fund Compliance, ING Funds Services, LLC (October 2009 - Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	January 2005 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010)

62

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management -ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

63

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contracts will remain in effect only if the Board of Directors (the “Board”) of ING Partners, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), annually review and approve them. Thus, at a meeting held on November 17, 2011, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios.

The Independent Directors also held separate meetings on October 12 and November 15, 2011 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 17, 2011 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts for all the Portfolios were considered at the same Board meeting, the Directors considered each Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contracts for the one-year period ending November 30, 2012. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory Contracts. Among other actions, the Independent Directors of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Directors to review and analyze information in connection with the annual renewal of the ING Funds’ advisory contracts, as well as the review and approval of new advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, the Independent Directors have reviewed and refined the renewal and approval process at least annually in order to request additional information from Management and address certain unique characteristics related to the introduction of new Portfolios.

The Board has established two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC which provides oversight

64

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

regarding, among other matters, the investment performance of the Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors’ review of advisory arrangements (including the Portfolios’ Advisory Contracts). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory Contracts that would be effective through November 30, 2012. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios for the year ended November 30, 2012, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Directors prior to the November 17, 2011 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory Contracts; (6) copies of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2013. The Board further noted that this separation may result in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment

65

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Groups. The Portfolios invest in a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). It should be noted that the performance of a Portfolio primarily reflects the performance of the Underlying Funds in which it invests.

The Board noted that the Portfolios benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Committees.

The Board also noted the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Company’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

66

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2011. In addition, the Board also considered at its November 17, 2011 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2011. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted a Portfolio would benefit from waivers to fees payable at the Portfolio level, and considered the extent to which economies of scale could effectively be realized through expense reductions resulting from such waivers or breakpoint discounts. In evaluating fee breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic, and the Portfolio’s investment performance based on their investments in the Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and their respective affiliates from their association with the Portfolios.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’

67

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory fees of the Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in fee rates and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 17, 2011 meeting in relation to renewing each Portfolio’s current Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Index Solution Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and three-year period, but underperformed for the year-to-date and one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile for its Morningstar category for the most recent calendar quarter and three-year periods, and the fourth quintile for the year-to-date and one-year periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2015 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2015 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and three-year period, but underperformed for the year-to-date and one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and three-year periods, and the fifth (lowest) quintile for the year-to-date and one-year periods.

68

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the effect that the Portfolio’s asset allocation strategy had on its performance during certain periods; (2) Management’s representations regarding the reasonableness of the Portfolio’s performance during certain periods and Management’s expectation that longer-term performance will improve; (3) Management’s views regarding the manner in which the composition of the Portfolio’s Selected Peer Group affects relative performance data; (4) Management’s discussion of changes to the Portfolio’s underlying investment universe and investment strategy in April 2011; and (5) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2025 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and three-year periods, the third quintile for the most recent calendar quarter, and the fourth quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the effect that the asset classes in which Underlying Funds invest had on the Portfolio’s performance during certain periods; (2) Management’s views regarding the manner in which the composition of the Portfolio’s Selected Peer Group affects relative performance data; and (3) Management’s discussion of changes in April 2011 to the Portfolio’s underlying investment universe and investment strategy.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory

69

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2035 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the most recent calendar quarter and three-year periods, and the fourth quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the effect that the asset classes in which Underlying Funds invest had on the Portfolio’s performance during certain periods; (2) Management’s views regarding the manner in which the composition of the Portfolio’s Selected Peer Group affects relative performance data; and (3) Management’s discussion of changes in April 2011 to the Portfolio’s underlying investment universe and investment strategy.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2045 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter and three-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, the second quintile for the most recent calendar quarter, and the third quintile for the three-year period.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is

70

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2055 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, and the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending

November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Board Consideration and Approval of New Advisory Contracts for ING Index Solution Portfolio 2020, ING Index Solution Portfolio 2030, ING Index Solution Portfolio 2040, ING Index Solution Portfolio 2050

At a meeting held on July 15, 2011, the Board considered the initial approval of Advisory and Sub-Advisory Contracts for ING Index Solution Portfolio 2020, ING Index Solution Portfolio 2030, ING Index Solution Portfolio 2040, ING Index Solution Portfolio 2050 (each a “Portfolio,” and collectively, the “Portfolios”).

In determining whether to approve the Advisory Contract for each Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for the Portfolios, should be approved. The materials provided to the Board in support of the Portfolios and the Portfolios’ advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Portfolios that discusses, among other things, the experience and expertise of Directed Services LLC (“DSL”) in the management of other Funds within the ING Funds complex, including the existing ING Solution Portfolios; (2) information about the Portfolios’ proposed investment objectives and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolios that compare the Portfolios’ proposed fee structures to their comparable Selected Peer Groups and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the form of Advisory Contract for the Portfolios; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by DSL in the context of DSL’s oversight and management of Funds in the ING Funds complex.

At the Board meeting at which the Advisory Contract was considered, the Board considered that the Portfolios would be subject to the standard policies and procedures of ING Partners, Inc. (“IPI”) previously approved by the Board for other series of IPI and approved in accordance with Rule 38a-1 under the

71

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Investment Company Act of 1940. The Board also noted that, in managing the Fund, DSL would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other Funds in the ING Funds complex.

The Board’s consideration of whether to approve the Advisory Contract with DSL on behalf of the Portfolios took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by DSL to the Portfolios under the proposed Advisory Contract; (2) DSL’s experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex, including similar Funds-of-Funds; (3) DSL’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Portfolios; (5) the costs for the services to be provided by DSL, including that the proposed advisory fee would not be subject to breakpoint discounts; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Portfolios, including that: (a) the proposed management fee for each Portfolio is below the median and the average management fees of the funds in the Portfolio’s Selected Peer Group with the exception of ING Index Solution Portfolio 2020 of which the proposed management fee was equal to the median and below the average management fees of funds in its Selected Peer Group, and (b) the estimated expense ratio for each Portfolio is below the median and average expense ratios of the funds in the Portfolio’s Selected Peer Group; (7) the projected profitability of DSL; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of DSL, including its management team’s expertise in the management of other Funds, including other Funds-of-Funds and asset allocation products; (9) DSL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by DSL at regular Board meetings, and in anticipation of the March 2010 meeting, with respect to its capabilities in overseeing similar asset allocation products; and (11) “fall-out benefits” to DSL and its affiliates that were anticipated to arise from DSL’s management of the Portfolios.

After its deliberation, the Board reached the following conclusions: (1) each Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) DSL maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program and the representations of the Fund’s CCO in materials provided to the Board in advance of the May meeting. Based on these conclusions and other factors, the Board voted to approve the Advisory Contract for the Portfolios. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

72

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-UISOL	(1211-022112)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley and Peter Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $764,500 for year ended December 31, 2011 and $709,000 for year ended December 31, 2010.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $81,600 for year ended December 31, 2011 and $77,400 for year ended December 31, 2010.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $161,746 in the year ended December 31, 2011 and $161,189 in the year ended December 31, 2010.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item. None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

4

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

5

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

6

Last Approved:  September 29, 2010

7

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	Ö	Not to exceed $13,000 per audit

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

8

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	Ö		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter

Training courses		Ö	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	Ö		Not to exceed $9,450 per quarter

9

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	Ö		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

10

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	Ö		Not to exceed $120,000 during the Pre-Approval Period

11

Appendix D

Pre-Approved Other Services for the Pre-Approval Period September 29 , 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	Ö		Not to exceed $35,000 during the Pre-Approval Period

12

Appendix E

Prohibited Non-Audit Services

Dated:    September 29. 2010 to December 31, 2011

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

13

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

14

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,122,245 for year ended December 31, 2011 and $1,220,728 for year ended December 31, 2010.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

15

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

16

Item 6.  Schedule of Investments

Summary Schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Partners, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING American Century Small-Mid Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING Columbia Small Cap Value II Portfolio, ING Davis New York Venture Portfolio, ING Global Bond Portfolio, ING Invesco Van Kampen Comstock Portfolio, and ING Invesco Van Kampen Equity and Income Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING Oppenheimer Global Portfolio, ING PIMCO Total Return Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING Templeton Foreign Equity Portfolio, and ING UBS U.S. Large Cap Equity Portfolio, each a series of ING Partners, Inc., as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified report thereon dated February 27, 2012 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR).  In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR.  The portfolios of investments are the responsibility of management.  Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

February 27, 2012

PORTFOLIO OF INVESTMENTS
ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.3%
		Consumer Discretionary: 9.5%
38,200	@	American Axle & Manufacturing Holdings, Inc.	$377,798	0.2
15,600		American Eagle Outfitters	238,524	0.1
7,700	@	Bally Technologies, Inc.	304,612	0.2
47,400		Belo Corp.	298,620	0.2
8,300	@	Big Lots, Inc.	313,408	0.2
5,800		Bob Evans Farms, Inc.	194,532	0.1
7,200		Brinker International, Inc.	192,672	0.1
13,700		Brunswick Corp.	247,422	0.1
4,800	@	Cabela’s, Inc.	122,016	0.1
39,000		CEC Entertainment, Inc.	1,343,550	0.7
11,100	@,L	Collective Brands, Inc.	159,507	0.1
8,300		Columbia Sportswear Co.	386,365	0.2
18,600		Cooper Tire & Rubber Co.	260,586	0.1
3,200		Core-Mark Holding Co., Inc.	126,720	0.1
10,900		CSS Industries, Inc.	217,128	0.1
19,300	@	Culp, Inc.	164,436	0.1
20,400	@	Dana Holding Corp.	247,860	0.1
13,700		Destination Maternity Corp.	229,064	0.1
5,200		Dillard’s, Inc.	233,376	0.1
34,200	@	Entercom Communications Corp.	210,330	0.1
117,700		Entravision Communications Corp.	183,612	0.1
9,100	@	EW Scripps Co.	72,891	0.0
15,800		Finish Line	304,703	0.2
10,600		Fred’s, Inc.	154,548	0.1
15,900		Gannett Co., Inc.	212,583	0.1
2,300	@	Genesco, Inc.	142,002	0.1
8,500		Guess ?, Inc.	253,470	0.1
6,800		Harte-Hanks, Inc.	61,812	0.0
10,000		Hasbro, Inc.	318,900	0.2
2,570	@	Helen of Troy Ltd.	78,899	0.0
17,017		International Speedway Corp.	431,381	0.2
5,600	@	Jack in the Box, Inc.	117,040	0.1
17,900	@	La-Z-Boy, Inc.	213,010	0.1
64,400	@	Lin TV Corp.	272,412	0.1
12,400		Lithia Motors, Inc.	271,064	0.1
100,800		Lowe’s Cos., Inc.	2,558,304	1.3
4,900		MDC Holdings, Inc.	86,387	0.0
6,000		Men’s Wearhouse, Inc.	194,460	0.1
9,700		Omnicom Group	432,426	0.2
12,500	@	Orient-Express Hotels Ltd.	93,375	0.0
12,100		Penske Auto Group, Inc.	232,925	0.1
30,200		RadioShack Corp.	293,242	0.2
1,300		Rent-A-Center, Inc.	48,100	0.0
16,988		Speedway Motorsports, Inc.	260,426	0.1
95,200		Staples, Inc.	1,322,328	0.7
17,100		Target Corp.	875,862	0.4
20,100		Time Warner Cable, Inc.	1,277,757	0.6
7,200		Vail Resorts, Inc.	304,992	0.2
25,900		Whirlpool Corp.	1,228,955	0.6
5,900		Williams-Sonoma, Inc.	227,150	0.1
12,400	@	WMS Industries, Inc.	254,448	0.1
9,500		Wolverine World Wide, Inc.	338,580	0.2
			18,986,570	9.5
		Consumer Staples: 6.2%
14,100		Clorox Co.	938,496	0.5
18,400	@	Dole Food Co., Inc.	159,160	0.1
40,100		Dr Pepper Snapple Group, Inc.	1,583,148	0.8
11,100		General Mills, Inc.	448,551	0.2
9,600		HJ Heinz Co.	518,784	0.3
9,200		Inter Parfums, Inc.	143,152	0.1
5,800		J&J Snack Foods Corp.	309,024	0.2
20,700		Kellogg Co.	1,046,799	0.5
28,223		Kimberly-Clark Corp.	2,076,084	1.0
7,400	@	Prestige Brands Holdings, Inc.	83,398	0.0
53,615	@,L	Primo Water Corp.	162,990	0.1
30,397	@	Ralcorp Holdings, Inc.	2,598,943	1.3
2,000		Ruddick Corp.	85,280	0.0
9,700		Snyders-Lance, Inc.	218,250	0.1
45,200		Sysco Corp.	1,325,716	0.7
7,000		Village Super Market	199,150	0.1
10,400		Weis Markets, Inc.	415,376	0.2
			12,312,301	6.2
		Energy: 5.8%
5,000		Apache Corp.	452,900	0.2
7,300		Berry Petroleum Co.	306,746	0.2
7,700	@	Bill Barrett Corp.	262,339	0.1
5,100		Bristow Group, Inc.	241,689	0.1
41,300	@	Cal Dive International, Inc.	92,925	0.1
12,300	@	Comstock Resources, Inc.	188,190	0.1
11,400		Devon Energy Corp.	706,800	0.4
6,900		EQT Corp.	378,051	0.2
6,400	@	Forest Oil Corp.	86,720	0.1
16,500	@	Helix Energy Solutions Group, Inc.	260,700	0.1
9,100		Hugoton Royalty Trust	171,626	0.1
57,300		Imperial Oil Ltd.	2,552,979	1.3
2,900	@	Key Energy Services, Inc.	44,863	0.0
5,206	@	Lone Pine Resources, Inc.	36,494	0.0
29,300		Murphy Oil Corp.	1,633,182	0.8
3,300	L	Overseas Shipholding Group, Inc.	36,069	0.0
13,400		Peabody Energy Corp.	443,674	0.2
21,900		Penn Virginia Corp.	115,851	0.1

See Accompanying Notes to Financial Statements

2

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Energy: (continued)
8,300		SandRidge Permian Trust	$188,825	0.1
14,200	@	Southwestern Energy Co.	453,548	0.2
8,900	@	Swift Energy Co.	264,508	0.1
48,800	@	Tetra Technologies, Inc.	455,792	0.2
51,000	@	Ultra Petroleum Corp.	1,511,130	0.8
4,300	@	Unit Corp.	199,520	0.1
25,400	@	Vaalco Energy, Inc.	153,416	0.1
3,100		W&T Offshore, Inc.	65,751	0.0
17,900	@	Western Refining, Inc.	237,891	0.1
			11,542,179	5.8
		Financials: 23.8%
8,400		ACE Ltd.	589,008	0.3
50,400		Allstate Corp.	1,381,464	0.7
15,200		Alterra Capital Holdings Ltd.	359,176	0.2
5,000		American Campus Communities, Inc.	209,800	0.1
18,500		American Equity Investment Life Holding Co.	192,400	0.1
10,200		American National Bankshares, Inc.	198,798	0.1
25,200		AON Corp.	1,179,360	0.6
17,800		Apollo Investment Corp.	114,632	0.1
10,000		Ares Capital Corp.	154,500	0.1
5,000		Arthur J. Gallagher & Co.	167,200	0.1
12,700	L	Artio Global Investors, Inc.	61,976	0.0
22,100		Aspen Insurance Holdings Ltd.	585,650	0.3
10,700		Associated Banc-Corp.	119,519	0.1
7,200		Associated Estates Realty Corp.	114,840	0.1
11,500		Baldwin & Lyons, Inc.	250,700	0.1
28,900		BankUnited, Inc.	635,511	0.3
14,900		BioMed Realty Trust, Inc.	269,392	0.1
9,800		BlackRock Kelso Capital Corp.	79,968	0.0
6,800		BOK Financial Corp.	373,524	0.2
37,600		Boston Private Financial Holdings, Inc.	298,544	0.1
19,400		Brookline Bancorp., Inc.	163,736	0.1
16,700		Campus Crest Communities, Inc.	168,002	0.1
136,461		Capitol Federal Financial, Inc.	1,574,760	0.8
19,500		CBL & Associates Properties, Inc.	306,150	0.1
66,000		Charles Schwab Corp.	743,160	0.4
98,500		Chimera Investment Corp.	247,235	0.1
4,700		Chubb Corp.	325,334	0.2
14,700		City National Corp.	649,446	0.3
64,036		Comerica, Inc.	1,652,129	0.8
37,901		Commerce Bancshares, Inc.	1,444,786	0.7
11,500		CommonWealth REIT	191,360	0.1
6,300		Community Bank System, Inc.	175,140	0.1
13,500	L	Compass Diversified Trust	167,265	0.1
11,500		CreXus Investment Corp.	119,370	0.1
18,000		Cullen/Frost Bankers, Inc.	952,380	0.5
12,200		CVB Financial Corp.	122,366	0.1
14,000		DCT Industrial Trust, Inc.	71,680	0.0
16,200		DiamondRock Hospitality Co.	156,168	0.1
2,100		Equity Lifestyle Properties, Inc.	140,049	0.1
10,900		Fifth Street Finance Corp.	104,313	0.0
8,100		First Financial Bancorp.	134,784	0.1
103,899		First Horizon National Corp.	831,192	0.4
10,200		First Interstate Bancsystem, Inc.	132,906	0.1
9,100		First Potomac Realty Trust	118,755	0.1
31,300		FirstMerit Corp.	473,569	0.2
8,500		Flushing Financial Corp.	107,355	0.0
14,500		FNB Corp.	163,995	0.1
6,000		Franklin Resources, Inc.	576,360	0.3
65,600		Fulton Financial Corp.	643,536	0.3
37,235		Government Properties Income Trust	839,649	0.4
4,300		Hanover Insurance Group, Inc.	150,285	0.1
4,000	L	Hatteras Financial Corp.	105,480	0.0
104,989		HCC Insurance Holdings, Inc.	2,887,198	1.4
5,400		Healthcare Realty Trust, Inc.	100,386	0.0
15,900		Hercules Technology Growth Capital, Inc.	150,096	0.1
19,000		Heritage Financial Corp.	238,640	0.1
26,200		Hersha Hospitality Trust	127,856	0.1
3,900		Highwoods Properties, Inc.	115,713	0.1
49,800		Host Hotels & Resorts, Inc.	735,546	0.4
202,000		Hudson City Bancorp., Inc.	1,262,500	0.6
2,154		IBERIABANK Corp.	106,192	0.0
1,900		Infinity Property & Casualty Corp.	107,806	0.0
9,400		Kaiser Federal Financial Group, Inc.	120,508	0.1
4,100		Kilroy Realty Corp.	156,087	0.1

See Accompanying Notes to Financial Statements

3

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
9,400	@	Knight Capital Group, Inc.	$111,108	0.0
10,200		Lakeland Financial Corp.	263,874	0.1
7,600		LaSalle Hotel Properties	183,996	0.1
20,400		Lexington Realty Trust	152,796	0.1
7,300		Mack-Cali Realty Corp.	194,837	0.1
57,376		Marsh & McLennan Cos., Inc.	1,814,229	0.9
15,900		MCG Capital Corp.	63,441	0.0
9,400		Medical Properties Trust, Inc.	92,778	0.0
28,300		MFA Mortgage Investments, Inc.	190,176	0.1
6,500		National Bankshares, Inc.	181,480	0.1
7,500		National Retail Properties, Inc.	197,850	0.1
81,305		Northern Trust Corp.	3,224,556	1.6
13,200		Old National Bancorp.	153,780	0.1
9,100		Oritani Financial Corp.	116,207	0.1
15,800		Pacific Continental Corp.	139,830	0.1
45,000	@	Park Sterling Corp.	183,600	0.1
25,300		PennantPark Investment Corp.	255,277	0.1
92,278		People’s United Financial, Inc.	1,185,772	0.6
77,468		Piedmont Office Realty Trust, Inc.	1,320,055	0.7
10,400		Platinum Underwriters Holdings Ltd.	354,744	0.2
7,000		Primerica, Inc.	162,680	0.1
3,400		ProAssurance Corp.	271,388	0.1
11,500		Prospect Capital Corp.	106,835	0.0
15,300		Provident Financial Services, Inc.	204,867	0.1
4,200		PS Business Parks, Inc.	232,806	0.1
18,200		RLJ Lodging Trust	306,306	0.1
17,400		Sabra Healthcare REIT, Inc.	210,366	0.1
10,400		State Street Corp.	419,224	0.2
36,500		SunTrust Bank	646,050	0.3
56,885		Symetra Financial Corp.	515,947	0.3
7,700		T. Rowe Price Group, Inc.	438,515	0.2
34,100		TCF Financial Corp.	351,912	0.2
7,800		Torchmark Corp.	338,442	0.2
16,500		Travelers Cos., Inc.	976,305	0.5
12,800		Trico Bancshares	182,016	0.1
10,900		Trustmark Corp.	264,761	0.1
15,100		Umpqua Holdings Corp.	187,089	0.1
4,600	L	United Bankshares, Inc.	130,042	0.1
12,300		United Fire & Casualty Co.	248,214	0.1
40,500		UnumProvident Corp.	853,335	0.4
8,700		Urstadt Biddle Properties, Inc.	157,296	0.1
16,900		Waddell & Reed Financial, Inc.	418,613	0.2
10,200		Washington Banking Co.	121,482	0.1
15,000		Washington Federal, Inc.	209,850	0.1
5,700		Washington Real Estate Investment Trust	155,895	0.1
4,699		Webster Financial Corp.	95,813	0.0
14,000		Westamerica Bancorp.	614,600	0.3
38,981		Weyerhaeuser Co.	727,775	0.4
4,900		Wintrust Financial Corp.	137,445	0.1
21,000		Zions Bancorp.	341,880	0.2
			47,605,320	23.8
		Health Care: 9.0%
5,700	@	Amsurg Corp.	148,428	0.1
5,400		Assisted Living Concepts, Inc.	80,406	0.0
17,100		Becton Dickinson & Co.	1,277,712	0.6
167,300	@	Boston Scientific Corp.	893,382	0.4
66,851	@	CareFusion Corp.	1,698,684	0.9
4,000	@	Centene Corp.	158,360	0.1
18,700		Cigna Corp.	785,400	0.4
3,400	@	Covance, Inc.	155,448	0.1
15,800		Covidien PLC	711,158	0.4
18,200	@	Cutera, Inc.	135,590	0.1
7,500		Eli Lilly & Co.	311,700	0.2
15,200	@	Healthsouth Corp.	268,584	0.1
26,500	@	Hologic, Inc.	464,015	0.2
16,200	@	Hospira, Inc.	491,994	0.2
6,400		Humana, Inc.	560,704	0.3
5,500	@	ICU Medical, Inc.	247,500	0.1
7,200	@	Impax Laboratories, Inc.	145,224	0.1
49,800	@	LifePoint Hospitals, Inc.	1,850,070	0.9
14,400		Lincare Holdings, Inc.	370,224	0.2
4,200	@	Magellan Health Services, Inc.	207,774	0.1
2,400		Medicis Pharmaceutical Corp.	79,800	0.0
5,100		National Healthcare Corp.	213,690	0.1
12,200		Owens & Minor, Inc.	339,038	0.2
10,800	@	Par Pharmaceutical Cos., Inc.	353,484	0.2
44,000		Patterson Cos., Inc.	1,298,880	0.6
8,400	@	PSS World Medical, Inc.	203,196	0.1
13,586	@	Select Medical Holdings Corp.	115,209	0.1
6,100		US Physical Therapy, Inc.	120,048	0.1
6,400		Utah Medical Products, Inc.	172,800	0.1
19,400	@	VCA Antech, Inc.	383,150	0.2
9,500	@	Viropharma, Inc.	260,205	0.1

See Accompanying Notes to Financial Statements

4

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
27,800		Young Innovations, Inc.	$823,714	0.4
48,700		Zimmer Holdings, Inc.	2,601,554	1.3
			17,927,125	9.0
		Industrials: 16.7%
8,300		AAR Corp.	159,111	0.1
8,000		Actuant Corp.	181,520	0.1
4,000	@	Alaska Air Group, Inc.	300,360	0.1
3,400		Alexander & Baldwin, Inc.	138,788	0.1
2,100	@	Allegiant Travel Co.	112,014	0.1
6,300		Alliant Techsystems, Inc.	360,108	0.2
19,300	@	Altra Holdings, Inc.	363,419	0.2
9,300		American Science & Engineering, Inc.	633,423	0.3
7,100		Apogee Enterprises, Inc.	87,046	0.0
6,700		Applied Industrial Technologies, Inc.	235,639	0.1
5,400		Arkansas Best Corp.	104,058	0.0
8,600		Barnes Group, Inc.	207,346	0.1
22,349		Brady Corp.	705,558	0.4
17,500		Briggs & Stratton Corp.	271,075	0.1
7,300		Brink’s Co.	196,224	0.1
19,300		CDI Corp.	266,533	0.1
3,000	@	Ceradyne, Inc.	80,340	0.0
3,900		Cintas Corp.	135,759	0.1
8,500		Comfort Systems USA, Inc.	91,120	0.0
14,300		Curtiss-Wright Corp.	505,219	0.2
34,200	@	Diana Shipping, Inc.	255,816	0.1
7,600		Douglas Dynamics, Inc.	111,112	0.1
7,100		Dynamic Materials Corp.	140,438	0.1
9,400		EMCOR Group, Inc.	252,014	0.1
13,500		Emerson Electric Co.	628,965	0.3
20,300		Encore Wire Corp.	525,770	0.3
77,600		Exelis, Inc.	702,280	0.3
7,400	@	Freightcar America, Inc.	155,030	0.1
34,700		Granite Construction, Inc.	823,084	0.4
23,900		Harsco Corp.	491,862	0.2
36,500		Heartland Express, Inc.	521,585	0.3
10,500		Heidrick & Struggles International, Inc.	226,170	0.1
13,742		Hubbell, Inc.	918,790	0.5
9,400	@	Huntington Ingalls Industries, Inc.	294,032	0.1
5,300		IDEX Corp.	196,683	0.1
9,300	@	II-VI, Inc.	170,748	0.1
19,800		Ingersoll-Rand PLC	603,306	0.3
48,000		ITT Corp.	927,840	0.5
5,100		Kaman Corp.	139,332	0.1
69,334		Kaydon Corp.	2,114,687	1.1
12,301		Kennametal, Inc.	449,233	0.2
15,600	@	Kforce, Inc.	192,348	0.1
12,800		Lawson Products	197,504	0.1
5,900		Lincoln Electric Holdings, Inc.	230,808	0.1
16,500		LSI Industries, Inc.	99,000	0.0
51,500	@	Metalico, Inc.	169,435	0.1
4,400	@	Moog, Inc.	193,292	0.1
4,600		Mueller Industries, Inc.	176,732	0.1
3,700	L	National Presto Industries, Inc.	346,320	0.2
24,800	@	On Assignment, Inc.	277,264	0.1
7,800	@	Orbital Sciences Corp.	113,334	0.1
29,900	@	Oshkosh Truck Corp.	639,262	0.3
29,200	@	Pike Electric Corp.	209,948	0.1
146,212		Republic Services, Inc.	4,028,141	2.0
2,600		Robbins & Myers, Inc.	126,230	0.1
91,200		Koninklijke Philips Electronics NV	1,913,526	0.9
3,600		Simpson Manufacturing Co., Inc.	121,176	0.1
15,500		Snap-On, Inc.	784,610	0.4
146,700		Southwest Airlines Co.	1,255,752	0.6
5,100		Stanley Black & Decker, Inc.	344,760	0.2
19,200	@	SYKES Enterprises, Inc.	300,672	0.1
2,700	@	Teledyne Technologies, Inc.	148,095	0.1
29,600	@	Thomas & Betts Corp.	1,616,160	0.8
1,900		Triumph Group, Inc.	111,055	0.1
45,600		Tyco International Ltd.	2,129,976	1.1
17,900		US Ecology, Inc.	336,162	0.2
10,900		UTI Worldwide, Inc.	144,861	0.1
19,481		Waste Management, Inc.	637,223	0.3
5,000		Werner Enterprises, Inc.	120,500	0.1
3,700	@	Wesco International, Inc.	196,137	0.1
17,900		Xylem, Inc.	459,851	0.2
			33,403,571	16.7
		Information Technology: 8.2%
172,900		Applied Materials, Inc.	1,851,759	0.9
13,800		Bel Fuse, Inc.	258,750	0.1
13,500	@	Benchmark Electronics, Inc.	181,845	0.1
3,200	@	Blue Coat Systems, Inc.	81,440	0.0
43,419	@	Booz Allen Hamilton Holding Corp.	748,978	0.4
2,200	@	Coherent, Inc.	114,994	0.1
20,500	@	Compuware Corp.	170,560	0.1
16,400	@	Convergys Corp.	209,428	0.1
4,000	@	Cymer, Inc.	199,040	0.1
16,700		DST Systems, Inc.	760,184	0.4
5,600	@	Electro Scientific Industries, Inc.	81,088	0.0
73,200	@	Emulex Corp.	502,152	0.2
6,900	@	Euronet Worldwide, Inc.	127,512	0.1
28,300	@	Formfactor, Inc.	143,198	0.1
12,500		Harris Corp.	450,500	0.2
19,200		Intersil Corp.	200,448	0.1
5,000	@	JDA Software Group, Inc.	161,950	0.1

See Accompanying Notes to Financial Statements

5

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
3,200		Lexmark International, Inc.	$105,824	0.0
10,800		Littelfuse, Inc.	464,184	0.2
19,500		Methode Electronics, Inc.	161,655	0.1
2,500		MKS Instruments, Inc.	69,550	0.0
8,200		Molex, Inc.	195,652	0.1
33,000		Molex, Inc.	652,740	0.3
12,200	@	Nanometrics, Inc.	224,724	0.1
7,500	@	NeuStar, Inc.	256,275	0.1
5,800	@	Novellus Systems, Inc.	239,482	0.1
9,100	@	Oplink Communications, Inc.	149,877	0.1
13,200		Park Electrochemical Corp.	338,184	0.2
23,200	@	Photronics, Inc.	141,056	0.1
4,200		Plantronics, Inc.	149,688	0.1
19,500	@	Plexus Corp.	533,910	0.3
31,300	@	QLogic Corp.	469,500	0.2
87,100	@	Quest Software, Inc.	1,620,060	0.8
4,900	@	Semtech Corp.	121,618	0.1
46,000	@	Spansion, Inc.	380,880	0.2
12,700	@	Standard Microsystems Corp.	327,279	0.2
3,900	@	Synopsys, Inc.	106,080	0.0
2,300	@	Tech Data Corp.	113,643	0.1
41,900		Tellabs, Inc.	169,276	0.1
117,400	@	Teradyne, Inc.	1,600,162	0.8
30,800		Total System Services, Inc.	602,448	0.3
14,900	@	Websense, Inc.	279,077	0.1
18,800	@	Western Digital Corp.	581,860	0.3
3,900	@	Zebra Technologies Corp.	139,542	0.1
			16,438,052	8.2
		Materials: 4.4%
2,600		A Schulman, Inc.	55,068	0.0
76,783		Bemis Co., Inc.	2,309,632	1.2
12,400	@	Century Aluminum Co.	105,524	0.1
8,700	@	Clearwater Paper Corp.	309,807	0.2
1,500		Cytec Industries, Inc.	66,975	0.0
9,500	@	Ferro Corp.	46,455	0.0
4,800	@	Georgia Gulf Corp.	93,552	0.0
3,400		Hawkins, Inc.	125,324	0.1
9,300		HB Fuller Co.	214,923	0.1
24,800		Hecla Mining Co.	129,704	0.1
4,200		Innophos Holdings, Inc.	203,952	0.1
16,700	@	KapStone Paper and Packaging Corp.	262,858	0.1
4,200	@	Kraton Performance Polymers, Inc.	85,260	0.0
—	@	Martin Marietta Materials, Inc.	—	—
12,000	@	Materion Corp.	291,360	0.1
19,305		Minerals Technologies, Inc.	1,091,312	0.5
22,424		Newmont Mining Corp.	1,345,664	0.7
35,000		Olin Corp.	687,750	0.3
6,800	@	OM Group, Inc.	152,252	0.1
7,700	@	RTI International Metals, Inc.	178,717	0.1
4,400		Schnitzer Steel Industries, Inc.	186,032	0.1
1,649		Sensient Technologies Corp.	62,497	0.0
3,500		Sonoco Products Co.	115,360	0.1
43,100	@	Thompson Creek Metals Co., Inc.	299,976	0.2
10,400		Tredegar Corp.	231,088	0.1
2,900	@	WR Grace & Co.	133,168	0.1
			8,784,210	4.4
		Telecommunications: 2.3%
21,000		American Tower Corp.	1,260,210	0.6
3,200		Atlantic Tele-Network, Inc.	124,960	0.1
41,644		CenturyTel, Inc.	1,549,157	0.8
21,300		Rogers Communications, Inc. - Class B (Canadian Denominated Security)	820,638	0.4
41,400	@	TW Telecom, Inc.	802,332	0.4
			4,557,297	2.3
		Utilities: 9.4%
24,740		AGL Resources, Inc.	1,045,513	0.5
11,700		Artesian Resources Corp.	220,311	0.1
8,500		Atmos Energy Corp.	283,475	0.1
10,900		Avista Corp.	280,675	0.1
6,900		Black Hills Corp.	231,702	0.1
3,000		Chesapeake Utilities Corp.	130,050	0.1
8,900		Cleco Corp.	339,090	0.2
11,200		Consolidated Edison, Inc.	694,736	0.4
6,700		El Paso Electric Co.	232,088	0.1
67,800		Empire District Electric Co.	1,429,902	0.7
104,900		Great Plains Energy, Inc.	2,284,722	1.1
18,400		Idacorp, Inc.	780,344	0.4
2,600		Laclede Group, Inc.	105,222	0.1
5,300		MDU Resources Group, Inc.	113,738	0.1
1,677		MGE Energy, Inc.	78,433	0.0
28,896		Northeast Utilities	1,042,279	0.5
5,200		NorthWestern Corp.	186,108	0.1
117,200		NV Energy, Inc.	1,916,220	1.0
44,500		Pacific Gas & Electric Co.	1,834,290	0.9
39,015		Portland General Electric Co.	986,689	0.5
6,900		Unitil Corp.	195,822	0.1
77,126		Westar Energy, Inc.	2,219,686	1.1
6,700		WGL Holdings, Inc.	296,274	0.2
14,368		Wisconsin Energy Corp.	502,305	0.3

See Accompanying Notes to Financial Statements

6

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Utilities: (continued)
45,000		Xcel Energy, Inc.	$1,243,800	0.6
			18,673,474	9.4

		Total Common Stock (Cost $192,455,909)	190,230,099	95.3

EXCHANGE-TRADED FUNDS: 2.3%
71,000		iShares Russell Midcap Value Index Fund	3,081,400	1.6
13,868		iShares Russell 2000 Index Fund	1,021,933	0.5
7,000		iShares S&P SmallCap 600 Index Fund	477,960	0.2

		Total Exchange-Traded Funds (Cost $4,453,285)	4,581,293	2.3

PREFERRED STOCK: 1.2%
		Consumer Discretionary: 0.1%
1,800	P	Callaway Golf Co.	171,871	0.1
128	#	LodgeNet Interactive Corp.	110,400	0.0
			282,271	0.1

		Consumer Staples: 0.1%
211	P	Universal Corp.	224,504	0.1

		Financials: 1.0%
18,792		Aspen Insurance Holdings Ltd.	1,011,010	0.5
5,500	P	DuPont Fabros Technology, Inc.	138,105	0.1
5,600		Entertainment Properties	149,688	0.1
4,236	@,P	Inland Real Estate Corp.	105,900	0.1
3,000		Lexington Realty Trust	125,970	0.0
10,900	P	National Retail Properties	276,860	0.1
4,500	P	PS Business Parks, Inc.	113,310	0.1
			1,920,843	1.0

		Total Preferred Stock (Cost $2,229,905)	2,427,618	1.2

		Total Long-Term Investments (Cost $199,139,099)	197,239,010	98.8

Principal Amount†
SHORT-TERM INVESTMENTS: 2.7%
Securities Lending Collateral(cc)(1): 0.5%
948,481	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $948,486, collateralized by various U.S. Government Agency Obligations, 0.000%-6.750%, Market Value plus accrued interest $967,451, due 01/03/12-03/01/47) (Cost $948,481)	948,481	0.5

Shares
	Mutual Funds: 2.2%
4,408,923	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $4,408,923)	4,408,923	2.2

	Total Short-Term Investments (Cost $5,357,404)	5,357,404	2.7

	Total Investments in Securities (Cost $204,496,503)	$202,596,414	101.5
	Liabilities in Excess of Other Assets	(2,945,918)	(1.5)
	Net Assets	$199,650,496	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

P	Preferred Stock may be called prior to convertible date.
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $210,457,051.

Net unrealized depreciation consists of:

	Gross Unrealized Appreciation	$10,750,915
	Gross Unrealized Depreciation	(18,611,552)

	Net Unrealized Depreciation	$(7,860,637)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

7

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$18,986,570	$—	$—	$18,986,570
Consumer Staples	12,312,301	—	—	12,312,301
Energy	11,542,179	—	—	11,542,179
Financials	47,605,320	—	—	47,605,320
Health Care	17,927,125	—	—	17,927,125
Industrials	31,490,045	1,913,526	—	33,403,571
Information Technology	16,438,052	—	—	16,438,052
Materials	8,784,210	—	—	8,784,210
Telecommunications	4,557,297	—	—	4,557,297
Utilities	18,673,474	—	—	18,673,474
Total Common Stock	188,316,573	1,913,526	—	190,230,099
Exchange-Traded Funds	4,581,293	—	—	4,581,293
Preferred Stock	381,558	2,046,060	—	2,427,618
Short-Term Investments	4,408,923	948,481	—	5,357,404
Total Investments, at value	$197,688,347	$4,908,067	$—	$202,596,414
Other Financial Instruments+
Forward Foreign Currency Contracts	—	22,220	—	22,220
Total Assets	$197,688,347	$4,930,287	$—	$202,618,634
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(6,234)	$—	$(6,234)
Total Liabilities	$—	$(6,234)	$—	$(6,234)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING American Century Small-Mid Cap Value Portfolio :

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

UBS Warburg LLC	EU Euro	48,903	Sell	01/31/12	$63,553	$63,307	$246
UBS Warburg LLC	Canadian Dollar	2,864,632	Sell	01/31/12	2,803,652	2,809,886	(6,234)
UBS Warburg LLC	EU Euro	1,658,111	Sell	01/31/12	2,168,444	2,146,470	21,974
							$15,986

See Accompanying Notes to Financial Statements

8

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$22,220
Total Asset Derivatives		$22,220

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$6,234
Total Liability Derivatives		$6,234

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
ING BARON SMALL CAP GROWTH PORTFOLIO	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 24.4%
30,300		Ameristar Casinos, Inc.	$523,887	0.1
470,000		Anhanguera Educacional Participacoes SA	5,064,737	0.7
75,000	@	Blue Nile, Inc.	3,066,000	0.4
—	@	Central European Media Enterprises Ltd.	—	—
540,000		Choice Hotels International, Inc.	20,547,000	2.8
200,000		Cia Hering	3,480,498	0.5
290,000		DeVry, Inc.	11,153,400	1.5
575,000		Dick’s Sporting Goods, Inc.	21,206,000	2.9
565,000	@	LKQ Corp.	16,995,200	2.3
80,000	@	Lumber Liquidators	1,412,800	0.2
218,000		Morningstar, Inc.	12,960,100	1.8
114,100	@	Panera Bread Co.	16,139,445	2.2
200,000	@	Peet’s Coffee & Tea, Inc.	12,536,000	1.7
405,000	@	Penn National Gaming, Inc.	15,418,350	2.1
50,000		Strayer Education, Inc.	4,859,500	0.7
190,000	@	Under Armour, Inc.	13,640,100	1.8
475,000		Vail Resorts, Inc.	20,121,000	2.7
			179,124,017	24.4

		Consumer Staples: 4.6%
210,000		Church & Dwight Co., Inc.	9,609,600	1.3
467,057	@	Dole Food Co., Inc.	4,040,043	0.6
185,000	@	TreeHouse Foods, Inc.	12,095,300	1.6
201,737	@	United Natural Foods, Inc.	8,071,498	1.1
			33,816,441	4.6

		Energy: 11.0%
110,000		CARBO Ceramics, Inc.	13,566,300	1.8
37,500	@	Concho Resources, Inc.	3,515,625	0.5
175,000		Core Laboratories NV	19,941,250	2.7
175,000	@	Denbury Resources, Inc.	2,642,500	0.4
81,500	@	Georesources, Inc.	2,388,765	0.3
140,000		Helmerich & Payne, Inc.	8,170,400	1.1
110,000	@	SEACOR Holdings, Inc.	9,785,600	1.3
171,000		SM Energy Co.	12,500,100	1.7
212,944		Targa Resources Corp.	8,664,691	1.2
			81,175,231	11.0

		Financials: 11.4%
21,500		Alexander’s, Inc.	7,955,645	1.1
100,000		Alexandria Real Estate Equities, Inc.	6,897,000	0.9
115,000		American Assets Trust, Inc.	2,358,650	0.3
85,000		American Campus Communities, Inc.	3,566,600	0.5
195,000	@	Arch Capital Group Ltd.	7,259,850	1.0
274,479		Cohen & Steers, Inc.	7,932,443	1.1
490,500		Douglas Emmett, Inc.	8,946,720	1.2
160,000		Eaton Vance Corp.	3,782,400	0.5
125,000	@	Financial Engines, Inc.	2,791,250	0.4
60,000	@	Green Dot Corp.	1,873,200	0.3
140,000		Jefferies Group, Inc.	1,925,000	0.3
135,000		LaSalle Hotel Properties	3,268,350	0.4
108,649	@	Manning & Napier, Inc.	1,357,026	0.2
500,000	@	MSCI, Inc. - Class A	16,465,000	2.2
320,000		Primerica, Inc.	7,436,800	1.0
			83,815,934	11.4

		Health Care: 12.9%
130,000	@	Allscripts Healthcare Solutions, Inc.	2,462,200	0.3
360,000	@	AMERIGROUP Corp.	21,268,800	2.9
39,500	@	Athenahealth, Inc.	1,940,240	0.3
227,728	@	CFR Pharmaceuticals SA - ADR	5,352,375	0.7
40,000		Chemed Corp.	2,048,400	0.3
490,000	@	Community Health Systems, Inc.	8,550,500	1.2
140,000	@	Edwards Lifesciences Corp.	9,898,000	1.3
130,800	@	Gen-Probe, Inc.	7,732,896	1.1
136,500	@	Idexx Laboratories, Inc.	10,505,040	1.4
117,000	@	Mettler Toledo International, Inc.	17,282,070	2.3
20,000	@	Neogen Corp.	612,800	0.1
105,000		Techne Corp.	7,167,300	1.0
			94,820,621	12.9

		Industrials: 17.0%
250,000	@	Aecom Technology Corp.	5,142,500	0.7
261,300	@	Colfax Corp.	7,441,824	1.0
267,000	@	Copart, Inc.	12,786,630	1.7
157,000	@	CoStar Group, Inc.	10,476,610	1.4
475,000	@	Generac Holdings, Inc.	13,314,250	1.8
350,000	@	Genesee & Wyoming, Inc.	21,203,000	2.9
60,000		Landstar System, Inc.	2,875,200	0.4
106,000	@	Middleby Corp.	9,968,240	1.4
250,000	@	Mistras Group, Inc.	6,372,500	0.9
105,000		MSC Industrial Direct Co.	7,512,750	1.0
160,000	@	Polypore International, Inc.	7,038,400	1.0
405,000		Ritchie Brothers Auctioneers, Inc.	8,942,400	1.2
335,000	@	Tetra Tech, Inc.	7,232,650	1.0
50,000		Valmont Industries, Inc.	4,539,500	0.6
			124,846,454	17.0

		Information Technology: 14.2%
250,450	@	Advent Software, Inc.	6,100,962	0.8
250,000	@	Ansys, Inc.	14,320,000	2.0
313,489	@	Booz Allen Hamilton Holding Corp.	5,407,685	0.7
123,000	@	Concur Technologies, Inc.	6,247,170	0.9

See Accompanying Notes to Financial Statements

10

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
60,000	@	Cymer, Inc.	$2,985,600	0.4
115,000	@	Equinix, Inc.	11,661,000	1.6
85,000		Factset Research Systems, Inc.	7,418,800	1.0
405,300	@	Gartner, Inc.	14,092,281	1.9
200,000		MAXIMUS, Inc.	8,270,000	1.1
238,000		Pegasystems, Inc.	6,997,200	1.0
125,000	@	RealPage, Inc.	3,158,750	0.4
350,000	@	SS&C Technologies Holdings, Inc.	6,321,000	0.9
77,700	@	Synchronoss Technologies, Inc.	2,347,317	0.3
497,500		Totvs S.A.	8,871,117	1.2
			104,198,882	14.2

		Materials: 0.4%
150,000	@	Intrepid Potash, Inc.	3,394,500	0.4

		Telecommunications: 0.6%
100,000	@	SBA Communications Corp.	4,296,000	0.6

		Utilities: 1.6%
160,000		ITC Holdings Corp.	12,140,800	1.6

		Total Common Stock (Cost $475,180,334)	721,628,880	98.1

SHORT-TERM INVESTMENTS: 1.9%
		Mutual Funds: 1.9%
13,695,478		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $13,695,478)	13,695,478	1.9

		Total Short-Term Investments (Cost $13,695,478)	13,695,478	1.9

		Total Investments in Securities (Cost $488,875,812)	$735,324,358	100.0
		Liabilities in Excess of Other Assets	(327,329)	—
		Net Assets	$734,997,029	100.0

@	Non-income producing security

	Cost for federal income tax purposes is $488,482,765.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$262,066,283
	Gross Unrealized Depreciation	(15,224,690)

	Net Unrealized Appreciation	$246,841,593

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

11

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$721,628,880	$—	$—	$721,628,880
Short-Term Investments	13,695,478	—	—	13,695,478
Total Investments, at value	$735,324,358	$—	$—	$735,324,358

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

12

PORTFOLIO OF INVESTMENTS
ING COLUMBIA SMALL CAP VALUE II PORTFOLIO	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.5%
		Consumer Discretionary: 9.5%
65,000	@	Bridgepoint Education, Inc.	$1,495,000	0.9
86,000	@	Dana Holding Corp.	1,044,900	0.6
57,000	@	Domino’s Pizza, Inc.	1,935,150	1.2
54,000	@	Express, Inc.	1,076,760	0.7
68,640		Finish Line	1,323,723	0.8
26,500	@	Genesco, Inc.	1,636,110	1.0
60,000	@	GNC Holdings, Inc.	1,737,000	1.1
61,000	@	Helen of Troy Ltd.	1,872,700	1.2
70,000	@	Pier 1 Imports, Inc.	975,100	0.6
83,000		Sonic Automotive, Inc.	1,229,230	0.8
90,000	@	Tower International, Inc.	966,600	0.6
			15,292,273	9.5
		Consumer Staples: 4.3%
30,000		Andersons, Inc.	1,309,800	0.8
125,000	@	Dean Foods Co.	1,400,000	0.9
32,000		Nu Skin Enterprises, Inc.	1,554,240	1.0
30,000		Ruddick Corp.	1,279,200	0.8
27,000		Sanderson Farms, Inc.	1,353,510	0.8
			6,896,750	4.3
		Energy: 4.4%
32,000	@	Bill Barrett Corp.	1,090,240	0.7
49,000	@	Hornbeck Offshore Services, Inc.	1,519,980	0.9
120,000	@	Key Energy Services, Inc.	1,856,400	1.1
6,884		Knightsbridge Tankers Ltd.	94,104	0.1
14,500	@	Oil States International, Inc.	1,107,365	0.7
49,000	@	Swift Energy Co.	1,456,280	0.9
			7,124,369	4.4
		Financials: 31.4%
60,000		Alterra Capital Holdings Ltd.	1,417,800	0.9
76,000		American Assets Trust, Inc.	1,558,760	1.0
92,000		American Equity Investment Life Holding Co.	956,800	0.6
32,000	@	Amerisafe, Inc.	744,000	0.5
74,372		Apollo Investment Corp.	478,956	0.3
33,000		Argo Group International Holdings Ltd.	955,680	0.6
82,000		BioMed Realty Trust, Inc.	1,482,560	0.9
86,000		Brandywine Realty Trust	817,000	0.5
61,000		Capstead Mortgage Corp.	758,840	0.5
55,000		CBL & Associates Properties, Inc.	863,500	0.5
70,000		Community Bank System, Inc.	1,946,000	1.2
185,000		CubeSmart	1,968,400	1.2
45,000		Delphi Financial Group	1,993,500	1.2
67,500		DuPont Fabros Technology, Inc.	1,634,850	1.0
72,000		East-West Bancorp., Inc.	1,422,000	0.9
125,000	@	First Industrial Realty Trust, Inc.	1,278,750	0.8
54,500		Flushing Financial Corp.	688,335	0.4
150,000		FNB Corp.	1,696,500	1.1
27,000		Highwoods Properties, Inc.	801,090	0.5
31,000		IBERIABANK Corp.	1,528,300	0.9
70,000		Independent Bank Corp.	1,910,300	1.2
32,000		Kilroy Realty Corp.	1,218,240	0.8
68,000		LaSalle Hotel Properties	1,646,280	1.0
120,000		MCG Capital Corp.	478,800	0.3
60,408		Medley Capital Corp.	628,243	0.4
95,000		MFA Mortgage Investments, Inc.	638,400	0.4
26,000		Mid-America Apartment Communities, Inc.	1,626,300	1.0
110,000	@	National Financial Partners Corp.	1,487,200	0.9
138,000		Northwest Bancshares, Inc.	1,716,720	1.1
43,000		Omega Healthcare Investors, Inc.	832,050	0.5
81,343		Oritani Financial Corp.	1,038,750	0.6
22,000		Platinum Underwriters Holdings Ltd.	750,420	0.5
41,000		Prosperity Bancshares, Inc.	1,654,350	1.0
153,700		Radian Group, Inc.	359,658	0.2
62,893		Sandy Spring Bancorp, Inc.	1,103,772	0.7
175,187		Sterling Bancorp.	1,513,616	0.9
91,233		Susquehanna Bancshares, Inc.	764,532	0.5
34,500	@	SVB Financial Group	1,645,305	1.0
122,000		Symetra Financial Corp.	1,106,540	0.7
60,000	@	Texas Capital Bancshares, Inc.	1,836,600	1.1
137,000		Umpqua Holdings Corp.	1,697,430	1.1
			50,645,127	31.4
		Health Care: 6.6%
45,000	@	Centene Corp.	1,781,550	1.1
53,000	@	Conmed Corp.	1,360,510	0.8
12,500		Cooper Cos., Inc.	881,500	0.6
29,000	@	ICU Medical, Inc.	1,305,000	0.8
90,000	@	Kindred Healthcare, Inc.	1,059,300	0.7
90,000	@	Metropolitan Health Networks, Inc.	672,300	0.4

See Accompanying Notes to Financial Statements

13

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
220,000		Stewart Enterprises, Inc.	$1,267,200	0.8
69,000	@	Vanguard Health Systems, Inc.	705,180	0.4
29,000	@	WellCare Health Plans, Inc.	1,522,500	1.0
			10,555,040	6.6
		Industrials: 15.8%
22,000	@	Alaska Air Group, Inc.	1,651,980	1.0
19,000	@	Atlas Air Worldwide Holdings, Inc.	730,170	0.5
70,000	@	Beacon Roofing Supply, Inc.	1,416,100	0.9
25,813		Brady Corp.	814,916	0.5
63,000	@	CBIZ, Inc.	384,930	0.2
225,000	@	Cenveo, Inc.	765,000	0.5
74,000		Deluxe Corp.	1,684,240	1.0
39,000		EMCOR Group, Inc.	1,045,590	0.7
56,000	@	Geo Group, Inc.	938,000	0.6
92,000		Houston Wire & Cable Co.	1,271,440	0.8
104,000	@	Navigant Consulting, Inc.	1,186,640	0.7
45,000		Progressive Waste Solutions Ltd.	881,550	0.6
28,000		Robbins & Myers, Inc.	1,359,400	0.8
55,000		Textainer Group Holdings Ltd.	1,601,600	1.0
48,212	@	Titan Machinery, Inc.	1,047,647	0.7
113,500	@	TMS International Corp.	1,121,380	0.7
39,700		Trinity Industries, Inc.	1,193,382	0.7
62,000	@	United Rentals, Inc.	1,832,100	1.1
50,000		United Stationers, Inc.	1,628,000	1.0
185,000	@	Wabash National Corp.	1,450,400	0.9
63,000		Werner Enterprises, Inc.	1,518,300	0.9
			25,522,765	15.8
		Information Technology: 14.7%
24,000	@	Anixter International, Inc.	1,431,360	0.9
20,000	@	Ariba, Inc.	561,600	0.4
44,599	@	Brightpoint, Inc.	479,886	0.3
67,000	@	Cardtronics, Inc.	1,813,020	1.1
65,000	@	Ciena Corp.	786,500	0.5
86,000	@	Cirrus Logic, Inc.	1,363,100	0.9
105,000	@	Elster Group SE ADR	1,365,000	0.9
77,900		EPIQ Systems, Inc.	936,358	0.6
75,000	@	Fairchild Semiconductor International, Inc.	903,000	0.6
230,000	@	Global Cash Access, Inc.	1,023,500	0.6
105,000	@	IXYS Corp.	1,137,150	0.7
110,000	@	Kulicke & Soffa Industries, Inc.	1,017,500	0.6
99,000	@	Mentor Graphics Corp.	1,342,440	0.8
90,000		Micrel, Inc.	909,900	0.6
58,965	@	NeuStar, Inc.	2,014,834	1.3
42,812	@	Rofin-Sinar Technologies, Inc.	978,254	0.6
27,700	@	Rogers Corp.	1,021,022	0.6
150,000	@	Saba Software, Inc.	1,183,500	0.7
175,000	@	Silicon Image, Inc.	822,500	0.5
49,708	@	Standard Microsystems Corp.	1,280,975	0.8
65,000	@	TTM Technologies, Inc.	712,400	0.4
90,000	@	Ultra Clean Holdings	549,900	0.3
			23,633,699	14.7
		Materials: 4.8%
139,310		Boise, Inc.	991,887	0.6
90,000	@	Metals USA Holdings Corp.	1,012,500	0.6
36,039		Neenah Paper, Inc.	804,391	0.5
18,000		Rock-Tenn Co.	1,038,600	0.7
48,000	@	RTI International Metals, Inc.	1,114,080	0.7
26,000		Schnitzer Steel Industries, Inc.	1,099,280	0.7
24,000		Schweitzer-Mauduit International, Inc.	1,595,040	1.0
			7,655,778	4.8
		Utilities: 5.0%
61,000		Avista Corp.	1,570,750	1.0
45,000		New Jersey Resources Corp.	2,214,000	1.4
39,000		South Jersey Industries, Inc.	2,215,590	1.4
58,000		UIL Holdings Corp.	2,051,460	1.2
			8,051,800	5.0

		Total Common Stock (Cost $135,878,076)	155,377,601	96.5

SHORT-TERM INVESTMENTS: 3.6%
		Mutual Funds: 3.6%
5,826,092		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,826,092)	5,826,092	3.6

		Total Short-Term Investments (Cost $5,826,092)	5,826,092	3.6

		Total Investments in Securities (Cost $141,704,168)	$161,203,693	100.1
		Liabilities in Excess of Other Assets	(160,871)	(0.1)
		Net Assets	$161,042,822	100.0

@	Non-income producing security

ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

14

Cost for federal income tax purposes is $144,408,136.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,578,213
Gross Unrealized Depreciation	(11,782,656)
Net Unrealized Appreciation	$16,795,557

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$155,377,601	$—	$—	$155,377,601
Short-Term Investments	5,826,092	—	—	5,826,092
Total Investments, at value	$161,203,693	$—	$—	$161,203,693

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

15

PORTFOLIO OF INVESTMENTS
ING DAVIS NEW YORK VENTURE PORTFOLIO	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.5%
		Consumer Discretionary: 7.4%
183,300	@	Bed Bath & Beyond, Inc.	$10,625,901	2.7
91,499	@	Carmax, Inc.	2,788,890	0.7
10,300		Compagnie Financiere Richemont S.A.	518,118	0.2
—	@	DIRECTV	—	—
35,835		Expedia, Inc.	1,039,932	0.3
33,520		Grupo Televisa SAB ADR	705,931	0.2
53,250		Harley-Davidson, Inc.	2,069,828	0.5
16,400		Hunter Douglas NV	615,968	0.2
492,000		Li & Fung Ltd.	906,570	0.2
84,700	@	Liberty Media Corp. - Interactive - Class A	1,373,410	0.4
19,690	@	NetFlix, Inc.	1,364,320	0.3
35,835	@	TripAdvisor, Inc.	903,400	0.2
153,880		Walt Disney Co.	5,770,500	1.5
			28,682,768	7.4
		Consumer Staples: 16.9%
138,750		Coca-Cola Co.	9,708,337	2.5
231,665		Costco Wholesale Corp.	19,302,328	5.0
477,727		CVS Caremark Corp.	19,481,707	5.0
47,100		Diageo PLC ADR	4,117,482	1.1
102,700		Heineken Holding NV	4,197,015	1.1
57,000		Kraft Foods, Inc.	2,129,520	0.5
27,700		Natura Cosmeticos S.A.	538,481	0.1
17,550		Nestle S.A.	1,007,783	0.3
41,902		Philip Morris International, Inc.	3,288,469	0.8
53,840		Unilever NV ADR	1,850,481	0.5
			65,621,603	16.9
		Energy: 12.8%
324,860		Canadian Natural Resources Ltd.	12,140,018	3.1
1,323,500		China Coal Energy Co. - Class H	1,420,728	0.3
72,550		Devon Energy Corp.	4,498,100	1.2
144,240		EOG Resources, Inc.	14,209,082	3.7
136,000		Occidental Petroleum Corp.	12,743,200	3.3
341,700	@	OGX Petroleo e Gas Participacoes S.A.	2,495,083	0.6
11,000		Schlumberger Ltd.	751,410	0.2
44,276		Transocean Ltd.	1,699,756	0.4
			49,957,377	12.8
		Financials: 29.8%
38,760		ACE Ltd.	2,717,851	0.7
412,620		American Express Co.	19,463,285	5.0
47,530		Ameriprise Financial, Inc.	2,359,389	0.6
10,680		AON Corp.	499,824	0.1
34,819		Bank of America Corp.	193,594	0.0
815,890		Bank of New York Mellon Corp.	16,244,370	4.2
88	@	Berkshire Hathaway, Inc. - Class A	10,098,440	2.6
62,848		Brookfield Asset Management, Inc. - Class A	1,727,063	0.4
155,880		Charles Schwab Corp.	1,755,209	0.4
2,770		CME Group, Inc.	674,966	0.2
16,335		Everest Re Group Ltd.	1,373,610	0.4
2,340		Fairfax Financial Holdings Ltd.	1,003,782	0.3
4,480		Fairfax Financial Holdings Ltd.	1,931,776	0.5
14,270		Goldman Sachs Group, Inc.	1,290,436	0.3
565,000		Hang Lung Group Ltd.	3,092,064	0.8
25,050		JPMorgan Chase & Co.	832,913	0.2
133,310	@	Julius Baer Group Ltd.	5,192,748	1.3
306,299		Loews Corp.	11,532,157	3.0
1,175	@	Markel Corp.	487,237	0.1
533,380		Progressive Corp.	10,406,244	2.7
90,070		Transatlantic Holdings, Inc.	4,929,531	1.3
663,367		Wells Fargo & Co.	18,282,395	4.7
			116,088,884	29.8
		Health Care: 9.5%
36,578	@	Agilent Technologies, Inc.	1,277,669	0.3
41,200		Baxter International, Inc.	2,038,576	0.5
15,180		Becton Dickinson & Co.	1,134,250	0.3
177,820	@	Express Scripts, Inc.	7,946,776	2.0
129,450		Johnson & Johnson	8,489,331	2.2
243,915		Merck & Co., Inc.	9,195,595	2.4
41,900		Roche Holding AG - Genusschein	7,086,059	1.8
			37,168,256	9.5
		Industrials: 5.5%
1,333,196		China Merchants Holdings International Co., Ltd.	3,856,036	1.0
958,000		China Shipping Development Co., Ltd.	595,888	0.2
285,250		Iron Mountain, Inc.	8,785,700	2.3
25,157		Kuehne & Nagel International AG	2,817,058	0.7
59,160	@	LLX Logistica S.A.	106,886	0.0
44,040		Lockheed Martin Corp.	3,562,836	0.9
40,410		Paccar, Inc.	1,514,163	0.4
			21,238,567	5.5
		Information Technology: 8.0%
178,952		Activision Blizzard, Inc.	2,204,689	0.6
18,799	@	Google, Inc. - Class A	12,142,274	3.1
113,600		Hewlett-Packard Co.	2,926,336	0.7
53,400		Intel Corp.	1,294,950	0.3

See Accompanying Notes to Financial Statements

16

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
174,870		Microsoft Corp.	4,539,625	1.2
30,600		Oracle Corp.	784,890	0.2
201,910		Texas Instruments, Inc.	5,877,600	1.5
15,400		Visa, Inc.	1,563,562	0.4
			31,333,926	8.0
		Materials: 6.2%
26,690		Air Products & Chemicals, Inc.	2,273,721	0.6
64,500		BHP Billiton PLC	1,885,686	0.5
35,480		Ecolab, Inc.	2,051,099	0.5
21,160		Martin Marietta Materials, Inc.	1,595,676	0.4
97,100	@	MMX Mineracao e Metalicos SA	148,363	0.0
97,440		Monsanto Co.	6,827,621	1.8
70,055		Potash Corp. of Saskatchewan	2,891,870	0.8
24,400		Praxair, Inc.	2,608,360	0.7
41,632		Rio Tinto PLC	2,033,564	0.5
99,794		Sealed Air Corp.	1,717,455	0.4
8,100	#,@,X	Sino-Forest Corp.	5,569	0.0
315,280	X	Sino-Forest Corp.	216,755	0.0
			24,255,739	6.2
		Telecommunications: 0.4%
60,580		America Movil SAB de CV ADR	1,369,108	0.4

		Total Common Stock (Cost $342,813,288)	375,716,228	96.5

Principal Amount†
CORPORATE BONDS/NOTES: 0.0%
		Materials: 0.0%
649,000	#	Sino-Forest Corp., 5.000%, 08/01/13	178,475	0.0

		Total Corporate Bonds/Notes (Cost $649,000)	178,475	0.0

		Total Long-Term Investments (Cost $343,462,288)	375,894,703	96.5

SHORT-TERM INVESTMENTS: 3.3%
		Commercial Paper: 3.3%
12,863,000		Barclays Fdg. Dis., 0.090%, 01/03/12 (Cost $12,862,904)	12,862,904	3.3

		Total Short-Term Investments (Cost $12,862,904)	12,862,904	3.3

		Total Investments in Securities (Cost $356,325,192)	$388,757,607	99.8
		Assets in Excess of Other Liabilities	599,840	0.2
		Net Assets	$389,357,447	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $360,151,122.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$56,738,912
Gross Unrealized Depreciation	(28,132,427)
Net Unrealized Appreciation	$28,606,485

See Accompanying Notes to Financial Statements

17

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$27,258,080	$1,424,688	$—	$28,682,768
Consumer Staples	60,416,805	5,204,798	—	65,621,603
Energy	48,536,649	1,420,728	—	49,957,377
Financials	107,804,072	8,284,812	—	116,088,884
Health Care	30,082,197	7,086,059	—	37,168,256
Industrials	13,969,585	7,268,982	—	21,238,567
Information Technology	31,333,926	—	—	31,333,926
Materials	20,114,165	3,919,250	222,324	24,255,739
Telecommunications	1,369,108	—	—	1,369,108
Total Common Stock	340,884,587	34,609,317	222,324	375,716,228
Corporate Bonds/Notes	—	178,475	—	178,475
Short-Term Investments	—	12,862,904	—	12,862,904
Total Investments, at value	$340,884,587	$47,650,696	$222,324	$388,757,607

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

18

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO	AS OF DECEMBER 31, 2011

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 31.4%
			Australia: 0.2%
525,000		#	FMG Resources August 2006 Pty Ltd, 6.375%, 02/01/16	$511,875	0.1
255,000		#	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	258,825	0.1
AUD	195,000		Queensland Treasury Corp., 6.000%, 04/21/16	210,185	0.0
				980,885	0.2
			Bermuda: 0.0%
6,845		&	Intelsat Luxembourg S.A., 11.500%, 02/04/17	6,623	0.0

			Brazil: 1.9%
1,400,000		#	Banco do Brasil SA, 5.875%, 01/26/22	1,415,400	0.3
BRL	3,800,000	#	Banco Votorantim SA, 6.250%, 05/16/16	2,078,413	0.5
300,000		#	Centrais Eletricas Brasileiras S.A., 6.875%, 07/30/19	342,000	0.1
950,000		L	Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	962,848	0.2
1,053,140		#,L	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	1,050,507	0.2
1,120,000			Vale Overseas Ltd., 4.625%, 09/15/20	1,163,383	0.3
1,150,000			Voto-Votorantim Overseas Trading Operations NV, 6.625%, 09/25/19	1,224,750	0.3
				8,237,301	1.9
			British Virgin Islands: 0.1%
615,000			PCCW-HKT Capital No 3 Ltd., 5.250%, 07/20/15	644,048	0.1

			Canada: 0.4%
82,867		#,&	Ainsworth Lumber Co., Ltd., 11.000%, 07/29/15	54,278	0.0
900,000		#	Bombardier, Inc., 7.750%, 03/15/20	985,500	0.2
515,000			Nova Chemicals Corp., 8.625%, 11/01/19	570,362	0.2
				1,610,140	0.4
			Cayman Islands: 0.6%
1,087,000		#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,092,435	0.3
855,000			Odebrecht Finance Ltd, 7.000%, 04/21/20	919,125	0.2
175,000		#,L	Odebrecht Finance Ltd., 7.500%, 09/29/49	171,938	0.0
585,000			Seagate HDD Cayman, 6.875%, 05/01/20	604,012	0.1
				2,787,510	0.6
			Chile: 0.3%
320,000		#	Empresa Nacional del Petroleo, 4.750%, 12/06/21	319,337	0.0
1,135,000			Inversiones CMPC SA, 4.750%, 01/19/18	1,190,091	0.3
				1,509,428	0.3
			China: 0.1%
300,000		#	Mega Advance Investments Ltd., 6.375%, 05/12/41	300,921	0.1

			Colombia: 2.0%
920,000		#	Banco de Bogota SA, 5.000%, 01/15/17	929,277	0.2
8,066,000		#	Citigroup Funding, Inc., 11.000%, 07/27/20	7,188,419	1.7
492,000		#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	496,920	0.1
				8,614,616	2.0
			Italy: 0.4%
1,589,000			Telecom Italia Capital S.A., 5.250%, 11/15/13	1,527,242	0.4

			Kazakhstan: 0.4%
1,500,000		±	JSC Astana Finance, 9.160%, 03/14/12	153,750	0.0
936,000		#	KazMunaiGaz Finance Sub BV, 7.000%, 05/05/20	993,330	0.2
569,000		#	KazMunaiGaz Finance Sub BV, 8.375%, 07/02/13	598,872	0.2
				1,745,952	0.4
			Luxembourg: 0.8%
550,000		#	Gaz Capital for Gazprom, 6.212%, 11/22/16	570,625	0.1
890,000		#	Gaz Capital for Gazprom, 9.250%, 04/23/19	1,062,571	0.3
400,000		#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	399,000	0.1
260,000			Intelsat Jackson Holdings SA, 7.250%, 10/15/20	264,550	0.1
880,000			TNK-BP Finance SA, 7.875%, 03/13/18	949,300	0.2
				3,246,046	0.8

See Accompanying Notes to Financial Statements

19

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Malaysia: 0.1%
500,000		#	Malaysia Sukuk Global Berhad, 3.928%, 06/04/15	$522,685	0.1

			Mexico: 2.6%
MXN	8,400,000		America Movil S.A.B de CV, 8.460%, 12/18/36	579,020	0.1
848,000			America Movil SAB de CV, 6.125%, 03/30/40	1,014,809	0.3
MXN	1,007,437		Banco Invex S.A., 6.450%, 03/13/34	98,470	0.0
MXN	368,584		JPMorgan Hipotecaria su Casita, 6.100%, 09/25/35	45,256	0.0
1,589,000			Petroleos Mexicanos, 6.000%, 03/05/20	1,772,212	0.4
MXN	67,000,000	#	Petroleos Mexicanos, 7.650%, 11/24/21	4,777,243	1.1
1,070,000			Sigma Alimentos SA de CV, 5.625%, 04/14/18	1,096,750	0.3
1,585,000			Southern Copper Corp., 6.750%, 04/16/40	1,599,241	0.4
				10,983,001	2.6
			Netherlands: 0.2%
840,000			Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	873,922	0.2

			Philippines: 0.2%
PHP	23,800,000		National Power Corp., 5.875%, 12/19/16	605,740	0.1
660,000		#,+	Tiers Trust, 06/15/97	456,944	0.1
				1,062,684	0.2
			Qatar: 0.1%
430,000		#	Nakilat, Inc., 6.067%, 12/31/33	461,175	0.1

			Russia: 0.3%
300,000		#	Gaz Capital for Gazprom, 8.125%, 07/31/14	324,750	0.1
415,000			Gazprom OAO Via Gaz Capital SA, 6.510%, 03/07/22	423,300	0.1
401,000			RZD Capital Ltd., 5.739%, 04/03/17	405,010	0.1
				1,153,060	0.3
			South Africa: 0.2%
593,000		#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	524,306	0.1
ZAR	1,000,000		Transnet SOC Ltd., 10.800%, 11/06/23	137,444	0.1
				661,750	0.2

			United Arab Emirates: 0.2%
765,000		#,L	Abu Dhabi National Energy Co., 5.875%, 12/13/21	799,425	0.2

			United Kingdom: 0.5%
EUR	435,000		Bank of Scotland PLC, 4.375%, 07/13/16	588,665	0.1
EUR	305,000		Bank of Scotland PLC, 4.500%, 07/13/21	406,249	0.1
520,000		#	Barclays Bank PLC, 6.050%, 12/04/17	472,598	0.1
275,000		#	Intelsat Jackson Holdings SA, 7.500%, 04/01/21	278,781	0.1
463,000		#	Lloyds TSB Bank PLC, 6.500%, 09/14/20	387,907	0.1
				2,134,200	0.5
			United States: 19.3%
48,000		#	ABI Escrow Corp., 10.250%, 10/15/18	53,160	0.0
540,000			Abitibi-Consolidated Escrow, 6.000%, 06/20/13	—	—
225,000			Abitibi-Consolidated Escrow, 6.000%, 06/20/13	—	—
270,000			Abitibi-Consolidated Escrow, 6.000%, 06/20/13	—	—
540,000			Abitibi-Consolidated Escrow, 6.000%, 06/20/13	—	—
260,000		±	Abitibi-Consolidated Escrow, 7.750%, 06/15/11	—	—
705,000		#	AES Corp., 7.375%, 07/01/21	763,163	0.2
400,000			Alpha Natural Resources, Inc., 6.250%, 06/01/21	390,000	0.1
200,000			Alpha Natural Resources, Inc., 6.000%, 06/01/19	195,000	0.0
855,000			Altria Group, Inc., 9.700%, 11/10/18	1,151,552	0.3
740,000			AMC Entertainment, Inc., 8.750%, 06/01/19	769,600	0.2
740,000		#	AMC Networks, Inc., 7.750%, 07/15/21	808,450	0.2
1,278,000			American Express Credit Corp., 5.125%, 08/25/14	1,374,003	0.3
430,000			Amkor Technology, Inc., 7.375%, 05/01/18	441,825	0.1
705,000		#	Arch Coal, Inc., 7.250%, 06/15/21	727,912	0.2
2,203,000			AT&T, Inc., 2.500%, 08/15/15	2,283,506	0.5
EUR	112,000		BA Covered Bond Issuer, 4.250%, 04/05/17	146,188	0.0

See Accompanying Notes to Financial Statements

20

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
905,000		Bank of America Corp., 5.625%, 07/01/20	$837,077	0.2
445,000		The Bank of New York Mellon Corp., 3.550%, 09/23/21	452,158	0.1
382,000		Bankrate, Inc./Old, 11.750%, 07/15/15	437,867	0.1
185,000		BE Aerospace, Inc., 6.875%, 10/01/20	202,575	0.0
370,000	±,X	Bowater Pulp and Paper, 10.600%, 01/15/11	—	—
875,000	±,X	Bowater, Inc. Escrow, 6.500%, 01/15/11	—	—
530,000	#	Calpine Corp., 7.875%, 07/31/20	573,725	0.1
600,000		Case New Holland, Inc., 7.875%, 12/01/17	681,000	0.2
9,842	&	Catalent Pharma Solutions, Inc., 9.500%, 04/15/15	10,162	0.0
255,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	259,463	0.1
505,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.000%, 01/15/19	528,987	0.1
150,000		Celanese US Holdings LLC, 5.875%, 06/15/21	155,063	0.0
1,129,000		Cellco Partnership / Verizon Wireless Capital, LLC, 5.550%, 02/01/14	1,227,344	0.3
200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	215,500	0.1
180,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	188,100	0.0
810,000	#	CIT Group, Inc., 7.000%, 05/02/17	810,000	0.2
7,857,000	#	Citigroup Funding, Inc., 11.000%, 07/27/20	7,336,867	1.7
825,000		Citigroup, Inc., 6.010%, 01/15/15	862,596	0.2
2,017,000		Comcast Corp., 5.700%, 05/15/18	2,323,598	0.5
627,000		CVS Caremark Corp., 6.125%, 09/15/39	764,323	0.2
700,000		DaVita, Inc., 6.625%, 11/01/20	722,750	0.2
500,000	#,L	Delphi Corp., 5.875%, 05/15/19	512,500	0.1
1,233,000		Devon Energy Corp., 5.600%, 07/15/41	1,485,242	0.3
446,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.500%, 03/01/16	460,325	0.1
887,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	929,206	0.2
145,000		DISH DBS Corp., 6.750%, 06/01/21	156,962	0.0
430,000		DISH DBS Corp., 7.875%, 09/01/19	488,050	0.1
705,000		Endo Pharmaceuticals Holdings, Inc., 7.250%, 01/15/22	753,469	0.2
1,276,000		Entergy Corp., 5.125%, 09/15/20	1,273,421	0.3
1,365,000		Exelon Generation Co. LLC, 4.000%, 10/01/20	1,405,268	0.3
835,000		Ferro Corp., 7.875%, 08/15/18	843,350	0.2
959,000		First Horizon National Corp., 5.375%, 12/15/15	971,778	0.2
1,186,000		FirstEnergy Solutions Corp., 4.800%, 02/15/15	1,266,907	0.3
2,079,000		General Electric Capital Corp., 2.250%, 11/09/15	2,090,595	0.5
1,103,000		Goldman Sachs Group, Inc., 5.375%, 03/15/20	1,090,114	0.3
715,000	L	Goodyear Tire & Rubber Co., 8.250%, 08/15/20	782,925	0.2
725,000	X	Greektown LLC Escrow	—	—
705,000		Hanesbrands, Inc., 6.375%, 12/15/20	719,100	0.2
710,000		HCA, Inc., 6.375%, 01/15/15	726,862	0.2
740,000		HCA, Inc., 7.250%, 09/15/20	784,400	0.2
572,000		HSBC USA, Inc., 5.000%, 09/27/20	541,293	0.1
655,000	L	Huntsman International LLC, 8.625%, 03/15/21	697,575	0.2
1,270,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	1,418,910	0.3
1,263,000	#,L	Hyundai Capital America, 4.000%, 06/08/17	1,251,546	0.3
1,165,000		Indiana Michigan Power, 7.000%, 03/15/19	1,434,618	0.3
240,000		Inergy L.P./Inergy Finance Corp., 6.875%, 08/01/21	242,400	0.1
375,000		International Lease Finance Corp., 5.875%, 05/01/13	371,250	0.1

See Accompanying Notes to Financial Statements

21

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			United States: (continued)
810,000		X	Jefferson Smurfit Escrow, 10/01/12	$—	—
245,000		X	Jefferson Smurfit Escrow, 06/01/13	—	—
1,087,000			JPMorgan Chase Bank NA, 5.875%, 06/13/16	1,177,990	0.3
1,760,000			Kellogg Co., 4.000%, 12/15/20	1,865,535	0.4
92		#	Kern River Funding Corp., 4.893%, 04/30/18	100	0.0
821,000			Kraft Foods, Inc., 6.500%, 08/11/17	978,040	0.2
828,000			Lorillard Tobacco Co., 6.875%, 05/01/20	926,429	0.2
369,334			Lyondell Chemical Co., 11.000%, 05/01/18	405,344	0.1
395,000			MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.500%, 08/15/21	413,269	0.1
681,000			Morgan Stanley, 4.100%, 01/26/15	646,956	0.2
380,000		#	Mylan, Inc./PA, 7.875%, 07/15/20	421,325	0.1
765,000			News America, Inc., 4.500%, 02/15/21	803,310	0.2
700,000			Nielsen Finance LLC / Nielsen Finance Co., 7.750%, 10/15/18	759,500	0.2
700,000			Omnicare, Inc., 7.750%, 06/01/20	755,125	0.2
1,422,000			Oracle Corp., 5.375%, 07/15/40	1,735,690	0.4
700,000			Owens, 7.375%, 05/15/16	770,000	0.2
1,075,000		#	Pacific Life Insurance Co., 9.250%, 06/15/39	1,433,588	0.3
705,000			Pinnacle Entertainment, Inc., 8.625%, 08/01/17	749,063	0.2
740,000			Plains Exploration & Production Co., 7.625%, 04/01/20	804,750	0.2
1,272,000			Protective Life Corp., 8.450%, 10/15/39	1,459,611	0.3
93,250		&	Radio One, Inc., 15.000%, 05/24/16	66,907	0.0
130,000			Range Resources Corp., 7.500%, 10/01/17	138,775	0.0
420,000			Range Resources Corp., 8.000%, 05/15/19	470,400	0.1
365,000		#	Reynolds Group Issuer, Inc., 9.000%, 04/15/19	348,575	0.1
480,000		#	Reynolds Group Issuer, Inc., 9.250%, 05/15/18	462,000	0.1
125,000		#	RSC Equipment Rental, Inc., 10.000%, 07/15/17	146,250	0.0
255,000		#	Sealed Air Corp., 8.375%, 09/15/21	283,050	0.1
492,000			Select Medical Corp., 7.625%, 02/01/15	464,940	0.1
430,000			SLM Corp., 8.000%, 03/25/20	435,375	0.1
475,000		X	Smurfit-Stone Container Corp. Escrow, 03/15/17	—	—
1,342,000			St. Jude Medical, Inc., 2.500%, 01/15/16	1,385,875	0.3
1,510,000		±,X	Station Casinos, Inc., 6.500%, 02/01/14	—	—
245,000		X	Stone Webster Escrow, 07/01/12	—	—
1,500,000			Symantec Corp., 4.200%, 09/15/20	1,510,476	0.4
8,000			Thermon Industries, Inc., 9.500%, 05/01/17	8,660	0.0
2,858,000			Time Warner Cable, Inc., 5.875%, 11/15/40	3,098,449	0.7
1,101,000			Time Warner, Inc., 7.700%, 05/01/32	1,438,440	0.3
705,000			Toys R Us Property Co. II LLC, 8.500%, 12/01/17	733,200	0.2
325,000		X	U.S. Oncology Escrow, 87.500%, 12/31/49	—	—
505,000		#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	492,375	0.1
718,000			Verizon Communications, Inc., 2.000%, 11/01/16	721,024	0.2
638,000			Wells Fargo & Co., 3.676%, 06/15/16	667,529	0.2
300,000			Windstream Corp., 7.000%, 03/15/19	304,500	0.1
400,000			Windstream Corp., 8.125%, 09/01/18	430,500	0.1
EUR	585,000		WM Covered Bond Program, 4.000%, 09/27/16	794,404	0.2
650,000			Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.750%, 08/15/20	724,750	0.2
740,000		#	XM Satellite Radio, Inc., 7.625%, 11/01/18	780,700	0.2
				82,404,359	19.3

See Accompanying Notes to Financial Statements

22

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Venezuela: 0.5%
2,689,800		Petroleos de Venezuela SA, 8.500%, 11/02/17	$2,034,834	0.5

		Total Corporate Bonds/Notes (Cost $135,005,290)	134,301,807	31.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 9.3%
		United States: 9.3%
1,621,820		Banc of America Alternative Loan Trust, 4.750%, 02/25/19	1,658,768	0.4
460,000		Banc of America Commercial Mortgage, Inc., 5.317%, 07/10/43	398,130	0.1
750,000		Banc of America Commercial Mortgage, Inc., 5.377%, 07/10/43	630,753	0.2
520,000		Banc of America Commercial Mortgage, Inc., 5.841%, 06/10/49	494,414	0.1
2,449,626		Banc of America Funding Corp., 5.500%, 02/25/35	2,414,343	0.6
413,851		Citigroup Mortgage Loan Trust, Inc., 4.051%, 05/25/35	343,851	0.1
280,094		Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, 11/25/35	271,166	0.1
454,729		Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, 09/25/35	434,093	0.1
1,411,166	#	Credit Suisse Mortgage Capital Certificates, 5.358%, 07/27/37	1,450,221	0.3
1,865,805		Credit Suisse Mortgage Capital Certificates, 5.589%, 09/15/40	1,891,613	0.4
1,451,453		CW Capital Cobalt Ltd., 5.174%, 08/15/48	1,473,007	0.3
1,731,431		CW Capital Cobalt Ltd., 5.736%, 05/15/46	1,753,931	0.4
500,000	#	DBUBS Mortgage Trust, 5.557%, 11/10/46	413,434	0.1
223,677	#	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.794%, 01/27/37	101,773	0.0
322,413		GSR Mortgage Loan Trust, 2.722%, 09/25/35	293,225	0.1
1,010,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.981%, 01/15/42	883,842	0.2
1,602,293		JP Morgan Chase Commercial Mortgage Securities Corp., 5.247%, 01/12/43	1,620,783	0.4
420,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.389%, 07/15/46	313,583	0.1
179,199		JP Morgan Chase Commercial Mortgage Securities Corp., 5.802%, 06/15/49	181,258	0.0
670,000		JP Morgan Chase Commercial Mortgage Securities Corp., 6.288%, 02/12/51	689,036	0.2
1,291,745		JP Morgan Commercial Mortgage Finance Corp., 8.293%, 08/15/32	1,331,438	0.3
500,000		JP Morgan Commercial Mortgage Finance Corp., 8.434%, 08/15/32	502,551	0.1
1,006,748		JPMorgan Chase Commercial Mortgage Securities Corp., 5.305%, 01/15/49	998,243	0.2
460,140		JPMorgan Mortgage Trust, 4.599%, 07/25/35	382,738	0.1
520,000		LB Commercial Conduit Mortgage Trust, 5.941%, 07/15/44	491,301	0.1
870,000		LB-UBS Commercial Mortgage Trust, 5.323%, 11/15/40	814,799	0.2
690,000		LB-UBS Commercial Mortgage Trust, 5.713%, 09/15/45	733,548	0.2
250,000	#	LB-UBS Commercial Mortgage Trust, 5.750%, 01/15/36	249,051	0.1
1,900,000		LB-UBS Commercial Mortgage Trust, 5.890%, 06/15/38	1,553,757	0.4
418,043		MASTR Adjustable Rate Mortgages Trust, 2.683%, 04/25/36	302,945	0.1
1,585,733		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.331%, 03/12/51	1,590,353	0.4
470,000		Morgan Stanley Capital I, 5.300%, 06/15/40	359,392	0.1
430,000		Morgan Stanley Capital I, 5.242%, 01/14/42	410,823	0.1

See Accompanying Notes to Financial Statements

23

Principal Amount†				Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
			United States: (continued)
1,280,000		#	Morgan Stanley Capital I, 5.397%, 01/13/41	$1,214,634	0.3
19,813			Residential Accredit Loans, Inc., 3.187%, 04/25/35	2,538	0.0
493,849			Salomon Brothers Mortgage Securities VII, Inc., 6.784%, 12/18/35	494,070	0.1
1,780,236			Structured Asset Securities Corp., 5.000%, 05/25/35	1,780,638	0.4
430,000			Wachovia Bank Commercial Mortgage Trust, 5.368%, 11/15/48	273,939	0.1
550,000			Wachovia Bank Commercial Mortgage Trust, 5.383%, 12/15/43	460,066	0.1
618,000		#	Wachovia Bank Commercial Mortgage Trust, 5.704%, 02/15/35	610,574	0.1
1,777,319			Wachovia Bank Commercial Mortgage Trust, 5.735%, 06/15/49	1,822,732	0.4
1,419,335			WaMu Mortgage Pass Through Certificates, 2.533%, 01/25/36	1,256,771	0.3
1,792,581			Wells Fargo Mortgage Backed Securities Trust, 5.500%, 09/25/37	1,799,732	0.4
208,313			Wells Fargo Mortgage-Backed Securities Trust, 2.690%, 10/25/35	184,667	0.0
599,358			Wells Fargo Mortgage-Backed Securities Trust, 2.719%, 02/25/35	528,472	0.1
1,957,757			Wells Fargo Mortgage-Backed Securities Trust, 5.354%, 08/25/35	1,882,816	0.4

			Total Collateralized Mortgage Obligations (Cost $41,210,438)	39,743,812	9.3

STRUCTURED PRODUCTS: 0.6%
			Brazil: 0.5%
1,962,500		#	Hallertau SPC 2008-2A - Doux Frangosul S.A. ARGO Avicola Credit Linked Notes, 9.264%, 09/17/13	1,997,825	0.5

			Mexico: 0.1%
MXN	97,261		Reforma BLN-Backed I - Class 2A Asset Backed Variable Funding Notes, 05/22/15	6,751	0.0
MXN	170,161		Reforma BLN-Backed I - Class 2B Asset Backed Variable Funding Notes, 05/22/15	11,810	0.0
MXN	2,565,617		Reforma BLN-Backed I - Class 2C Asset Backed Variable Funding Notes, 05/22/15	178,072	0.1
MXN	186,979		Reforma BLN-Backed I - Class 2D Asset Backed Variable Funding Notes, 05/22/15	12,978	0.0
MXN	135,844		Reforma BLN-Backed I - Class 2E Asset Backed Variable Funding Notes, 05/22/15	9,428	0.0
MXN	86,756		Reforma BLN-Backed I - Class 2F Asset Backed Variable Funding Notes, 05/22/15	6,022	0.0
MXN	15,977		Reforma BLN-Backed I - Class 2G Asset Backed Variable Funding Notes, 05/22/15	1,109	0.0
				226,170	0.1
			Russia: 0.0%
RUB	11,097,000	±,X	Credit Suisse International - Moitk Total Return Linked Notes, 8.990%, 03/30/11	—	—
RUB	19,450,000	X	Credit Suisse International - SPETSSTROY-2 Credit Linked Fully Funded Total Return Linked Notes, 8.590%, 05/24/15	—	—
RUB	10,904,234		Morgan Stanley & Co. International PLC - EM Whole Loan SA/Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.000%, 08/22/34	162,270	0.0
				162,270	0.0

See Accompanying Notes to Financial Statements

24

Principal Amount†				Value	Percentage of Net Assets
STRUCTURED PRODUCTS: (continued)
			United States: 0.0%
188,988			MicroAccess Trust 2007 - MicroFinance Institutional Loans, Credit Linked Notes, 7.550%, 05/24/12	$57,566	0.0

			Total Structured Products (Cost $4,047,595)	2,443,831	0.6

ASSET-BACKED SECURITIES: 0.1%
			United States: 0.1%
221,000			Americredit Prime Automobile Receivables, 5.620%, 09/08/14	221,214	0.1

			Total Asset-Backed Securities (Cost $193,741)	221,214	0.1

U.S. TREASURY OBLIGATIONS: 10.7%
			U.S. Treasury Bonds: 1.1%
4,236,000			2.000%, due 11/15/21	4,282,994	1.0
267,000			3.750%, due 08/15/41	313,308	0.1
				4,596,302	1.1
			U.S. Treasury Notes: 9.6%
18,113,000		L	0.250%, due 11/30/13	18,120,082	4.3
9,851,000		L	0.375%, due 11/15/14	9,860,241	2.3
8,672,000		L	0.875%, due 11/30/16	8,701,138	2.0
4,298,000			1.375%, due 11/30/18	4,313,447	1.0
				40,994,908	9.6

			Total U.S. Treasury Obligations (Cost $45,445,983)	45,591,210	10.7

FOREIGN GOVERNMENT BONDS: 29.8%
			Argentina: 0.9%
98,889			Argentina Government International Bond, 04/17/17	84,550	0.0
EUR	1,450,000		Argentina Government International Bond, 4.191%, 12/15/35	193,296	0.1
2,590,000			Argentina Government International Bond, 7.000%, 10/03/15	2,428,125	0.6
741,472			Argentina Government International Bond, 8.280%, 12/31/33	544,982	0.1
3,002,772		L	Argentina Government International Bond, 12/15/35	390,360	0.1
				3,641,313	0.9
			Australia: 0.0%
AUD	60,000		Australia Government Bond, 5.250%, 03/15/19	68,225	0.0
AUD	130,000		Australia Government Bond, 6.250%, 04/15/15	145,773	0.0
				213,998	0.0
			Brazil: 4.7%
BRL	5,953,000		Brazil Notas do Tesouro Nacional Series B, 6.000%, 08/15/16	7,041,825	1.7
BRL	705,000		Brazil Notas do Tesouro Nacional Series F, 6.000%, 05/15/45	860,184	0.2
BRL	18,816,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	9,403,425	2.2
770,000			Brazilian Government International Bond, 4.875%, 01/22/21	864,325	0.2
BRL	1,059,000		Federal Republic of Brazil, 10.125%, 05/15/27	1,757,940	0.4
				19,927,699	4.7
			Canada: 0.3%
CAD	840,000		Canadian Government Bond, 3.000%, 12/01/15	881,977	0.2
CAD	550,000		Canadian Government Bond, 3.500%, 06/01/20	609,473	0.1
				1,491,450	0.3
			Colombia: 0.5%
2,058,000			Colombia Government International Bond, 4.375%, 07/12/21	2,222,640	0.5

			France: 4.2%
EUR	4,510,000	L	France Government Bond OAT, 3.250%, 10/25/21	5,876,034	1.4
EUR	8,978,000		French Treasury Note BTAN, 2.500%, 07/25/16	11,903,725	2.8
				17,779,759	4.2
			Germany: 1.6%
EUR	4,700,000		Bundesrepublik Deutschland, 2.000%, 01/04/22	6,155,519	1.4
EUR	480,000		Bundesrepublik Deutschland, 3.250%, 07/04/42	737,076	0.2
				6,892,595	1.6
			Hungary: 0.1%
587,000		L	Hungary Government International Bond, 6.250%, 01/29/20	531,235	0.1

See Accompanying Notes to Financial Statements

25

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
			Indonesia: 0.7%
2,805,000		#	Indonesia Government International Bond, 4.875%, 05/05/21	$3,015,375	0.7
159,000		#	Republic of Indonesia, 5.875%, 03/13/20	180,862	0.0
				3,196,237	0.7
			Lithuania: 0.2%
983,000		#	Lithuania Government International Bond, 5.125%, 09/14/17	965,797	0.2

			Mexico: 4.1%
MXN	84,910,000		Mex Bonos De Desarrollo, 10.000%, 11/20/36	7,554,475	1.8
MXN	58,100,000		Mexican Bonos, 7.750%, 05/29/31	4,289,367	1.0
MXN	56,000,000		Mexican Bonos, 8.500%, 11/18/38	4,351,288	1.0
808,000			Mexico Government International Bond, 8.300%, 08/15/31	1,212,000	0.3
				17,407,130	4.1
			New Zealand: 0.3%
NZD	1,275,000		New Zealand Government Bond, 6.000%, 04/15/15	1,095,170	0.3

			Norway: 0.0%
NOK	415,000		Norway Government Bond, 5.000%, 05/15/15	77,143	0.0

			Panama: 0.5%
758,000			Panama Government International Bond, 5.200%, 01/30/20	862,225	0.2
841,000			Panama Government International Bond, 7.125%, 01/29/26	1,099,608	0.3
				1,961,833	0.5
			Peru: 1.9%
1,327,000			Peruvian Government International Bond, 7.350%, 07/21/25	1,764,910	0.4
PEN	13,200,000	#	Peruvian Government International Bond, 8.200%, 08/12/26	5,854,701	1.4
363,000			Peruvian Government International Bond, 7.125%, 03/30/19	458,287	0.1
				8,077,898	1.9
			Philippines: 0.8%
3,036,000			Philippine Government International Bond, 4.000%, 01/15/21	3,127,080	0.7
279,000			Republic of the Philippines, 6.375%, 10/23/34	334,451	0.1
				3,461,531	0.8
			Poland: 0.2%
457,000			Poland Government International Bond, 5.000%, 03/23/22	460,999	0.1
173,000			Poland Government International Bond, 6.375%, 07/15/19	192,030	0.1
				653,029	0.2
			Russia: 0.8%
2,907,053		#	Russia Government Bond, 7.500%, 03/31/30	3,383,082	0.8

			South Africa: 5.4%
ZAR	6,950,000		South Africa Government Bond, 6.750%, 03/31/21	795,185	0.2
ZAR	142,660,103		South Africa Government Bond, 7.250%, 01/15/20	17,017,155	4.0
ZAR	9,330,000		South Africa Government Bond, 8.000%, 12/21/18	1,178,361	0.3
ZAR	16,220,000		South Africa Government Bond, 10.500%, 12/21/26	2,352,284	0.5
1,540,000			South Africa Government International Bond, 5.500%, 03/09/20	1,732,500	0.4
				23,075,485	5.4

			South Korea: 0.5%
KRW	2,458,000,000		Korea Treasury Bond, 5.000%, 06/10/20	2,330,180	0.5

			Turkey: 0.8%
557,000			Turkey Government International Bond, 5.125%, 03/25/22	533,327	0.1
310,000			Turkey Government International Bond, 7.000%, 03/11/19	344,875	0.1
2,213,000			Turkey Government International Bond, 7.500%, 11/07/19	2,522,820	0.6
				3,401,022	0.8
			Ukraine: 0.2%
746,000		#	Ukraine Government International Bond, 6.250%, 06/17/16	658,345	0.2

			United Kingdom: 0.2%
GBP	30,000		United Kingdom Gilt, 4.250%, 12/07/40	57,486	0.0

See Accompanying Notes to Financial Statements

26

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
			United Kingdom: (continued)
GBP	300,000		United Kingdom Gilt, 4.250%, 09/07/39	$574,284	0.1
GBP	10,000		United Kingdom Gilt, 4.750%, 03/07/20	19,210	0.0
GBP	215,000		United Kingdom Gilt, 4.750%, 09/07/15	384,757	0.1
				1,035,737	0.2
			Uruguay: 0.5%
756,000			Uruguay Government International Bond, 6.875%, 09/28/25	982,800	0.2
854,000			Uruguay Government International Bond, 7.625%, 03/21/36	1,189,195	0.3
				2,171,995	0.5
			Venezuela: 0.4%
592,800			Petroleos de Venezuela, 10/28/15	428,298	0.1
775,000			Venezuela Government International Bond, 9.000%, 05/07/23	558,000	0.1
970,000		#	Venezuela Government International Bond, 13.625%, 08/15/18	914,225	0.2
				1,900,523	0.4

			Total Foreign Government Bonds (Cost $129,181,688)	127,552,826	29.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.4%
			Federal Home Loan Mortgage Corporation: 4.0%##
112,489			0.728%, due 02/15/29	112,678	0.0
51,470			0.778%, due 03/15/32	51,697	0.0
219,534			0.778%, due 01/15/33	220,511	0.1
3,285,000			1.125%, due 07/27/12	3,302,200	0.8
60,119			1.228%, due 08/15/31	60,987	0.0
40,813			1.228%, due 02/15/32	41,505	0.0
41,394			1.278%, due 02/15/32	42,005	0.0
42,461			1.278%, due 02/15/32	43,244	0.0
63,312			1.278%, due 03/15/32	64,399	0.0
108,000		W	4.000%, due 10/15/40	112,995	0.0
1,937,328			4.500%, due 02/01/41	2,091,680	0.5
1,500,000			5.000%, due 02/16/17	1,773,369	0.4
21,063			5.000%, due 01/01/20	22,891	0.0
110,340			5.000%, due 02/01/20	118,953	0.0
717,387			5.000%, due 09/15/23	784,257	0.2
860,000			5.000%, due 02/15/34	972,318	0.2
870,000			5.000%, due 11/15/34	984,581	0.2
64,323			5.000%, due 12/01/34	69,260	0.0
74,171			5.500%, due 01/01/18	80,047	0.0
9,803,761		^	5.772%, due 07/15/40	1,756,659	0.4
359,174		^	5.872%, due 07/15/35	64,213	0.0
60,578			6.000%, due 05/15/17	64,601	0.0
117,207			6.000%, due 02/01/34	130,580	0.0
1,565,421			6.000%, due 02/01/38	1,722,018	0.4
17,551			6.500%, due 04/01/18	18,974	0.0
43,818			6.500%, due 02/01/22	48,906	0.0
47,483			6.500%, due 09/01/22	52,997	0.0
131,740			6.500%, due 04/15/28	151,082	0.1
29,523			6.500%, due 06/15/31	34,206	0.0
321,132			6.500%, due 02/15/32	369,185	0.1
201,185			6.500%, due 06/15/32	228,349	0.1
14,416			6.500%, due 08/01/32	16,448	0.0
30,354			6.500%, due 07/01/34	34,488	0.0
41,605			6.500%, due 07/01/34	47,263	0.0
179,479			6.750%, due 02/15/24	203,294	0.1
223,112			7.000%, due 09/15/26	257,416	0.1
38,786		^	7.000%, due 03/15/28	6,938	0.0
223,026		^	7.000%, due 04/15/28	47,488	0.0
357,831		^	7.372%, due 03/15/29	77,241	0.0
352,820		^	7.422%, due 03/15/29	73,682	0.0
188,311			7.500%, due 09/15/22	214,857	0.1
468,219		^	8.672%, due 08/15/29	141,395	0.1
60,372			23.363%, due 06/15/34	79,329	0.0
97,015			23.730%, due 08/15/35	136,429	0.1
8,216			4.500%, due 12/15/21	8,219	0.0
				16,935,834	4.0
			Federal National Mortgage Association: 5.7%##
20,840			0.694%, due 11/25/33	20,942	0.0
29,989			0.785%, due 10/18/32	30,193	0.0
3,030,000			1.125%, due 07/30/12	3,046,710	0.7
94,661			1.294%, due 12/25/31	96,906	0.0
45,704			1.294%, due 04/25/32	46,779	0.0
14,064			1.294%, due 04/25/32	14,395	0.0
130,678			1.294%, due 09/25/32	133,765	0.0
130,696			1.294%, due 12/25/32	133,783	0.0
608,657			2.590%, due 10/01/36	643,928	0.2
57,470			4.000%, due 07/25/17	57,975	0.0
430,860			4.000%, due 12/01/41	453,289	0.1
400,000			4.500%, due 08/25/25	435,133	0.1
187,000		W	4.500%, due 02/15/40	198,191	0.1
14,597,121		^	5.000%, due 05/25/18	1,226,507	0.3
987,418			5.000%, due 07/25/34	1,028,436	0.3
2,020,485			5.000%, due 07/25/40	2,153,780	0.5
195,281			5.000%, due 06/01/41	211,520	0.1
2,000,000			5.375%, due 06/12/17	2,420,540	0.6
64,006			5.500%, due 09/01/19	70,123	0.0
66,037			5.500%, due 09/01/19	72,348	0.0
153,949			5.500%, due 09/01/24	168,917	0.1
79,000			5.500%, due 08/25/34	87,075	0.0
1,570,437			5.500%, due 05/01/37	1,711,586	0.4
64,069			6.000%, due 03/25/17	69,657	0.0
96,443			6.000%, due 06/01/17	104,441	0.0
41,860			6.000%, due 05/01/21	45,384	0.0
109,842			6.000%, due 01/25/32	123,755	0.0
651,133			6.000%, due 11/01/34	723,696	0.2
929,685			6.000%, due 04/01/35	1,033,291	0.3
472,734		^	6.246%, due 06/25/37	67,442	0.0
1,625,145		^	6.276%, due 06/25/36	225,704	0.1
67,367		^	6.456%, due 05/25/35	14,740	0.0
53,682			6.500%, due 04/25/29	61,275	0.0
93,789			6.500%, due 11/25/29	107,510	0.0
302,552			6.500%, due 12/01/29	345,913	0.1
104,458			6.500%, due 10/25/31	121,305	0.0
106,156			6.500%, due 04/25/32	118,952	0.0
129,181			6.500%, due 01/01/34	147,710	0.0
1,628,787			6.500%, due 09/01/36	1,829,643	0.4
894,798			6.500%, due 11/01/36	1,005,141	0.3

See Accompanying Notes to Financial Statements

27

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
250,507	^	6.756%, due 10/25/22	$19,062	0.0
132,349	^	6.806%, due 06/25/23	19,969	0.0
328,670	^	6.936%, due 09/25/36	78,239	0.0
6,782		7.000%, due 09/01/14	7,228	0.0
23,467		7.000%, due 11/01/17	25,102	0.0
81,144		7.000%, due 01/01/30	94,029	0.0
620		7.000%, due 02/01/31	698	0.0
10,124		7.000%, due 07/01/32	11,743	0.0
351,121		7.000%, due 12/01/32	409,696	0.1
127,501	^	7.000%, due 03/25/33	25,056	0.0
144,310		7.000%, due 04/01/33	167,226	0.1
1,586		7.000%, due 04/01/33	1,834	0.0
93,469	^	7.000%, due 04/25/33	18,508	0.0
274,893		7.000%, due 04/01/34	320,168	0.1
666,221	^	7.256%, due 10/25/33	135,768	0.0
853,773	^	7.336%, due 03/25/23	101,269	0.0
431,835	^	7.456%, due 07/25/31	95,693	0.0
243,325	^	7.456%, due 02/25/32	50,149	0.0
67,308		7.500%, due 09/01/32	80,540	0.0
174,882		7.500%, due 01/01/33	208,373	0.1
14,847		7.500%, due 07/25/42	17,090	0.0
15,201		7.500%, due 02/25/44	17,089	0.0
116,400	^	7.656%, due 07/25/32	30,000	0.0
784,055		22.826%, due 07/25/35	987,876	0.2
163,374		23.123%, due 06/25/36	225,381	0.1
100,688		23.490%, due 03/25/36	142,300	0.0
110,209		26.868%, due 04/25/35	176,901	0.1
276,182	^	5.500%, due 07/01/33	40,543	0.0
100,323	^	5.500%, due 06/01/35	14,442	0.0
458,307	^	6.000%, due 12/01/32	76,337	0.0
157,517	^	6.000%, due 02/01/33	24,145	0.0
251,954	^	6.000%, due 03/01/33	42,931	0.0
167,097	^	6.000%, due 03/01/33	26,664	0.0
114,276	^	6.000%, due 09/01/35	18,663	0.0
713,917	^	6.500%, due 02/01/32	133,079	0.0
96,278	^	7.000%, due 02/01/28	15,976	0.0
139,567	^	7.500%, due 01/01/24	28,393	0.0
			24,496,540	5.7
		Government National Mortgage Association: 0.7%
4,715,177	^	4.000%, due 04/20/38	625,936	0.2
222,894		5.000%, due 04/15/34	248,290	0.1
170,274		5.500%, due 04/15/33	192,250	0.0
31,962		5.500%, due 07/15/33	36,110	0.0
65,335		5.500%, due 04/15/34	73,768	0.0
974,090		6.000%, due 08/15/36	1,105,379	0.3
137,566		6.000%, due 07/20/39	157,288	0.0
45,627		6.500%, due 02/20/35	52,205	0.0
119,756		8.000%, due 01/16/30	143,782	0.0
493,962		8.000%, due 02/16/30	593,064	0.1
			3,228,072	0.7

		Total U.S. Government Agency Obligations (Cost $41,793,569)	44,660,446	10.4

Shares
COMMON STOCK: 0.3%
		Canada: 0.0%
182	@	AbitibiBowater, Inc.	2,648	0.0

		United States: 0.3%
43,083	@,L,X	American Media, Inc.	689,328	0.1
733		Rock-Tenn Co.	42,294	0.0
14,240	@	Visteon Corp.	711,146	0.2
			1,442,768	0.3

		Total Common Stock (Cost $1,691,642)	1,445,416	0.3

WARRANTS: —%
		Consumer Discretionary: —%
2,406	X	Media News Group	—	—

		Total Warrants (Cost $—)	—	—

# of Contracts
PURCHASED OPTIONS: 0.2%
		Options on Currencies: 0.2%
10,700,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.310, Exp. 01/31/12 Counterparty: Deutsche Bank AG	237,138	0.0
17,100,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.300, Exp. 01/16/12 Counterparty: Deutsche Bank AG	224,368	0.0
26,900,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.300, Exp. 01/16/12 Counterparty: Deutsche Bank AG	352,953	0.1
21,500,000	@	JPY Put vs. USD Call Currency Option, Strike @ 79.800, Exp. 06/01/12 Counterparty: Deutsche Bank AG	251,332	0.1
			1,065,791	0.2

		Total Purchased Options (Cost $1,150,797)	1,065,791	0.2

		Total Long-Term Investments (Cost $399,720,743)	397,026,353	92.8

See Accompanying Notes to Financial Statements

28

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 11.2%
		Securities Lending Collateral(cc)(1): 6.3%
6,373,139		BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $6,373,181, collateralized by various U.S. Government Agency Obligations, 5.000%-6.000%, Market Value plus accrued interest $6,500,602, due 05/15/24-04/15/41)	$6,373,139	1.5
6,373,139		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $6,373,223, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $6,500,602, due 06/01/17-09/01/44)	6,373,139	1.5
6,373,139		Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $6,373,195, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $6,500,602, due 01/19/12-12/20/41)	6,373,139	1.5
1,341,716		Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,341,731, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,368,550, due 06/28/12-11/01/41)	1,341,716	0.3
6,373,139		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $6,373,153, collateralized by various U.S. Government Securities, 1.875%-4.000%, Market Value plus accrued interest $6,500,611, due 02/15/15-06/30/15)	6,373,139	1.5
			26,834,272	6.3

		Foreign Government Bonds: 0.8%
KRW	1,046,000,000	Korea Monetary Stabilization Bond, 3.280%, 10/02/12	907,186	0.2
KRW	2,784,000,000	Korea Monetary Stabilization Bond, 3.810%, 08/02/12	2,422,252	0.6
			3,329,438	0.8

Shares
	Mutual Funds: 4.1%
17,645,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $17,645,000)	17,645,000	4.1

	Total Short-Term Investments (Cost $47,919,938)	47,808,710	11.2

	Total Investments in Securities (Cost $447,640,681)	$444,835,063	104.0
	Liabilities in Excess of Other Assets	(16,956,230)	(4.0)
	Net Assets	$427,878,833	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
(cc)	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.

See Accompanying Notes to Financial Statements

29

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^

Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
RUB	Russian Ruble
ZAR	South African Rand

Cost for federal income tax purposes is $447,783,505.

Net unrealized depreciation consists of:

	Gross Unrealized Appreciation	$10,622,030
	Gross Unrealized Depreciation	(13,570,472)
	Net Unrealized Depreciation	$(2,948,442)

Sector Diversification	Percentage of Net Assets
Automobile Asset-Backed Securities	0.1%
Collateralized Mortgage Obligations	9.3
Consumer Discretionary	5.1
Consumer Staples	1.5
Energy	4.8
Federal Home Loan Mortgage Corporation	4.0
Federal National Mortgage Association	5.7
Financials	10.4
Foreign Government Bonds	30.6
Government National Mortgage Association	0.7
Health Care	1.6
Industrials	1.3
Information Technology	1.1
Materials	1.7
Options on Currencies	0.2
Structured Products	0.6
Telecommunications	2.2
U.S. Treasury Bonds	1.1
U.S. Treasury Notes	9.6
Utilities	2.0
Short-Term Investments	10.4
Liabilities in Excess of Other Assets	(4.0)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

30

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Canada	$2,648	$—	$—	$2,648
United States	753,440	—	689,328	1,442,768
Total Common Stock	756,088	—	689,328	1,445,416
Warrants	—	—	—	—
Purchased Options	—	1,065,791	—	1,065,791
Corporate Bonds/Notes	—	119,524,301	14,777,506	134,301,807
Collateralized Mortgage Obligations	—	39,642,039	101,773	39,743,812
Structured Products	—	—	2,443,831	2,443,831
Short-Term Investments	17,645,000	30,163,710	—	47,808,710
U.S. Treasury Obligations	—	45,591,210	—	45,591,210
Foreign Government Bonds	—	127,552,826	—	127,552,826
Asset-Backed Securities	—	221,214	—	221,214
U.S. Government Agency Obligations	—	44,660,446	—	44,660,446
Total Investments, at value	$18,401,088	$408,421,537	$18,012,438	$444,835,063
Other Financial Instruments+
Swaps	354,067	1,692,256	—	2,046,323
Futures	1,919,762	—	—	1,919,762
Forward Foreign Currency Contracts	—	4,529,350	—	4,529,350
Total Assets	$20,674,917	$414,643,143	$18,012,438	$453,330,498
Liabilities Table
Other Financial Instruments+
Swaps	$(331,942)	$(5,539,465)	$—	$(5,871,407)
Futures	(1,150,510)	—	—	(1,150,510)
Written Options	—	(371,097)	—	(371,097)
Forward Foreign Currency Contracts	—	(5,679,249)	—	(5,679,249)
Total Liabilities	$(1,482,452)	$(11,589,811)	$—	$(13,072,263)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Global Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Barclays Bank PLC	South African Rand	43,618,968	Buy	01/27/12	$5,420,000	$5,377,334	$(42,666)
Citigroup, Inc.	Swiss Franc	2,381,687	Buy	01/13/12	2,555,036	2,536,195	(18,841)
Citigroup, Inc.	EU Euro	3,278,135	Buy	01/27/12	4,333,000	4,243,508	(89,492)
Citigroup, Inc.	EU Euro	3,292,683	Buy	01/27/12	4,316,000	4,262,340	(53,660)
Citigroup, Inc.	Polish Zloty	24,540,401	Buy	01/27/12	7,144,095	7,092,741	(51,354)
Citigroup, Inc.	Canadian Dollar	6,570,036	Buy	01/27/12	6,440,000	6,445,073	5,073
Citigroup, Inc.	Canadian Dollar	11,576,470	Buy	01/27/12	11,208,951	11,356,284	147,333
Citigroup, Inc.	Japanese Yen	3,852,835,556	Buy	01/27/12	49,495,143	50,077,292	582,149
Credit Suisse First Boston	Singapore Dollar	9,096,579	Buy	01/13/12	7,000,319	7,012,978	12,659
Credit Suisse First Boston	Japanese Yen	830,140,809	Buy	01/27/12	10,739,000	10,789,768	50,768
Deutsche Bank AG	British Pound	1,783,958	Buy	01/13/12	2,792,000	2,770,130	(21,870)
Deutsche Bank AG	Chilean Peso	3,724,551,600	Buy	01/13/12	7,219,522	7,155,087	(64,435)
Deutsche Bank AG	British Pound	1,664,174	Buy	01/13/12	2,597,613	2,584,130	(13,483)
Deutsche Bank AG	EU Euro	2,494,538	Buy	01/27/12	3,254,000	3,229,150	(24,850)

See Accompanying Notes to Financial Statements

31

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Australian Dollar	1,082,434	Buy	01/13/12	$1,098,000	$1,105,322	$7,322
Deutsche Bank AG	EU Euro	1,730,846	Buy	01/27/12	2,260,000	2,240,560	(19,440)
Deutsche Bank AG	Norwegian Krone	5,100,569	Buy	01/27/12	861,000	852,016	(8,984)
Deutsche Bank AG	EU Euro	3,300,996	Buy	01/27/12	4,316,000	4,273,101	(42,899)
Deutsche Bank AG	EU Euro	3,268,654	Buy	01/27/12	4,333,000	4,231,235	(101,765)
Deutsche Bank AG	Israeli New Shekel	15,983,004	Buy	01/27/12	4,236,153	4,191,241	(44,912)
Deutsche Bank AG	Japanese Yen	118,060,677	Buy	01/27/12	1,517,000	1,534,496	17,496
Deutsche Bank AG	Swedish Krona	12,718,263	Buy	01/27/12	1,854,850	1,845,312	(9,538)
Deutsche Bank AG	EU Euro	6,491,697	Buy	01/27/12	8,689,000	8,403,426	(285,574)
Deutsche Bank AG	Japanese Yen	102,537,263	Buy	01/27/12	1,323,000	1,332,730	9,730
Deutsche Bank AG	Japanese Yen	317,398,403	Buy	01/27/12	4,089,000	4,125,391	36,391
Deutsche Bank AG	Mexican Peso	69,257,171	Buy	01/27/12	5,101,667	4,950,869	(150,798)
Deutsche Bank AG	EU Euro	369,657	Buy	01/27/12	493,000	478,517	(14,483)
Deutsche Bank AG	Turkish Lira	9,221,664	Buy	01/27/12	4,906,784	4,837,021	(69,763)
HSBC	British Pound	1,653,912	Buy	01/13/12	2,593,000	2,568,194	(24,806)
HSBC	Brazilian Real	9,074,509	Buy	01/13/12	4,947,933	4,848,774	(99,159)
HSBC	South African Rand	52,988,097	Buy	01/27/12	6,437,000	6,532,358	95,358
HSBC	South African Rand	17,667,589	Buy	01/27/12	2,146,000	2,178,056	32,056
HSBC	Malaysian Ringgit	28,118,169	Buy	01/27/12	8,843,026	8,852,496	9,470
HSBC	EU Euro	7,926,846	Buy	01/27/12	10,705,000	10,261,210	(443,790)
HSBC	Chinese Yuan	46,078,200	Buy	03/02/12	7,245,000	7,313,241	68,241
JPMorgan Chase & Co.	Canadian Dollar	662,713	Buy	01/27/12	649,000	650,108	1,108
JPMorgan Chase & Co.	EU Euro	6,074,127	Buy	01/27/12	7,945,000	7,862,886	(82,114)
JPMorgan Chase & Co.	Japanese Yen	245,887,707	Buy	01/27/12	3,170,000	3,195,929	25,929
JPMorgan Chase & Co.	Canadian Dollar	2,001,024	Buy	01/27/12	1,961,000	1,962,964	1,964
JPMorgan Chase & Co.	Canadian Dollar	2,452,416	Buy	01/27/12	2,414,000	2,405,771	(8,229)
JPMorgan Chase & Co.	Mexican Peso	108,775,364	Buy	01/27/12	7,711,683	7,775,839	64,156
JPMorgan Chase & Co.	New Zealand Dollar	939,176	Buy	01/13/12	708,000	730,342	22,342
Morgan Stanley	Indian Rupee	511,751,567	Buy	01/13/12	9,588,750	9,608,869	20,119
Morgan Stanley	South Korean Won	9,354,153,150	Buy	01/13/12	8,060,451	8,111,847	51,396
Morgan Stanley	Australian Dollar	4,409,151	Buy	01/13/12	4,380,792	4,502,384	121,592
Morgan Stanley	Indonesian Rupiah	69,883,802,205	Buy	01/27/12	7,654,305	7,684,912	30,607
Morgan Stanley	Norwegian Krone	68,629,907	Buy	01/27/12	11,766,388	11,464,161	(302,227)
Morgan Stanley	Russian Ruble	219,033,185	Buy	01/27/12	6,878,967	6,774,650	(104,317)
Morgan Stanley	EU Euro	36,384,465	Buy	01/27/12	48,450,281	47,099,265	(1,351,016)
							$(2,131,206)

Barclays Bank PLC	Norwegian Krone	4,730,972	Sell	01/27/12	$787,000	$790,277	$(3,277)
Barclays Bank PLC	Mexican Peso	69,968,242	Sell	01/27/12	5,105,000	5,001,701	103,299
Citigroup, Inc.	Australian Dollar	11,073,014	Sell	01/13/12	10,975,970	11,307,155	(331,185)
Citigroup, Inc.	Japanese Yen	123,213,304	Sell	01/27/12	1,585,000	1,601,467	(16,467)
Citigroup, Inc.	Czech Koruna	128,382,582	Sell	01/27/12	6,738,263	6,499,287	238,976
Citigroup, Inc.	EU Euro	5,093,995	Sell	01/27/12	6,794,035	6,594,118	199,917
Credit Suisse First Boston	British Pound	5,445,594	Sell	01/13/12	8,453,000	8,455,918	(2,918)
Credit Suisse First Boston	EU Euro	13,830,602	Sell	01/27/12	18,628,342	17,903,554	724,788
Credit Suisse First Boston	Mexican Peso	67,000,000	Sell	01/27/12	4,903,684	4,789,515	114,169
Deutsche Bank AG	New Zealand Dollar	5,683,142	Sell	01/13/12	4,316,000	4,419,444	(103,444)
Deutsche Bank AG	Australian Dollar	4,317,788	Sell	01/13/12	4,333,000	4,409,089	(76,089)
Deutsche Bank AG	Hungarian Forint	363,648,690	Sell	01/13/12	1,574,630	1,491,832	82,798
Deutsche Bank AG	British Pound	995,036	Sell	01/13/12	1,551,000	1,545,091	5,909
Deutsche Bank AG	Norwegian Krone	22,276,894	Sell	01/27/12	3,724,000	3,721,204	2,796
Deutsche Bank AG	EU Euro	1,819,772	Sell	01/27/12	2,428,000	2,355,674	72,326
Deutsche Bank AG	EU Euro	7,956,698	Sell	01/27/12	10,734,000	10,299,853	434,147
Deutsche Bank AG	Japanese Yen	175,688,421	Sell	01/27/12	2,271,000	2,283,513	(12,513)
Deutsche Bank AG	EU Euro	1,268,185	Sell	01/27/12	1,704,000	1,641,650	62,350
Deutsche Bank AG	EU Euro	1,275,744	Sell	01/27/12	1,701,000	1,651,435	49,565

See Accompanying Notes to Financial Statements

32

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	South Korean Won	5,065,267,770	Sell	01/13/12	$4,293,000	$4,392,560	$(99,560)
HSBC	British Pound	475,196	Sell	01/13/12	737,000	737,884	(884)
HSBC	Indian Rupee	187,892,520	Sell	01/13/12	3,496,000	3,527,951	(31,951)
HSBC	Brazilian Real	16,581,588	Sell	01/13/12	9,021,538	8,860,024	161,514
HSBC	Norwegian Krone	23,667,768	Sell	01/27/12	3,979,000	3,953,540	25,460
HSBC	South African Rand	26,289,045	Sell	01/27/12	3,151,000	3,240,906	(89,906)
HSBC	Colombian Peso	13,202,782,565	Sell	01/27/12	6,824,202	6,841,009	(16,807)
HSBC	Peruvian Nuevo Sol	1,531,939	Sell	01/27/12	565,395	566,722	(1,327)
HSBC	South African Rand	162,292,776	Sell	01/27/12	19,223,308	20,007,409	(784,101)
JPMorgan Chase & Co.	New Zealand Dollar	1,845,774	Sell	01/13/12	1,425,000	1,435,349	(10,349)
JPMorgan Chase & Co.	New Zealand Dollar	1,680,346	Sell	01/13/12	1,267,813	1,306,706	(38,893)
JPMorgan Chase & Co.	Mexican Peso	63,583,250	Sell	01/27/12	4,641,351	4,545,267	96,084
JPMorgan Chase & Co.	Turkish Lira	7,943,950	Sell	01/27/12	4,258,000	4,166,825	91,175
JPMorgan Chase & Co.	South African Rand	35,493,293	Sell	01/27/12	4,301,000	4,375,603	(74,603)
JPMorgan Chase & Co.	EU Euro	795,305	Sell	01/27/12	1,072,000	1,029,513	42,487
JPMorgan Chase & Co.	Canadian Dollar	3,173,183	Sell	01/27/12	3,064,000	3,112,828	(48,828)
JPMorgan Chase & Co.	Japanese Yen	215,646,162	Sell	01/27/12	2,770,000	2,802,865	(32,865)
JPMorgan Chase & Co.	EU Euro	8,038,519	Sell	01/27/12	10,705,000	10,405,769	299,231
Morgan Stanley	Taiwan New Dollar	215,467,784	Sell	01/13/12	7,103,880	7,118,169	(14,289)
Morgan Stanley	Australian Dollar	8,718,057	Sell	01/13/12	8,564,000	8,902,402	(338,402)
Morgan Stanley	EU Euro	5,850,110	Sell	01/27/12	7,882,000	7,572,900	309,100
UBS Warburg LLC	New Zealand Dollar	1,116,359	Sell	01/13/12	862,000	868,126	(6,126)
							$981,307

ING Global Bond Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	23	03/08/12	$3,808,477	$247,669
Australia 10-Year Bond	25	03/15/12	3,040,139	27,476
Australia 3-Year Bond	30	03/15/12	3,324,189	(5,637)
Canada 10-Year Bond	48	03/21/12	6,306,081	50,839
Euro-Bobl 5-Year	77	03/08/12	12,468,090	194,187
Euro-Bund	47	03/08/12	8,457,749	262,513
Short Gilt	84	03/28/12	13,740,403	61,571
U.S. Treasury 10-Year Note	532	03/21/12	69,758,500	563,404
U.S. Treasury 2-Year Note	149	03/30/12	32,861,485	5,363
U.S. Treasury Ultra Long Bond	104	03/21/12	16,659,500	506,740
			$170,424,613	$1,914,125
Short Contracts
Euro-Schatz	201	03/08/12	28,704,252	(70,981)
Long Gilt	3	03/28/12	544,866	(7,947)
Medium Gilt	131	03/28/12	23,074,326	(294,447)
U.S. Treasury 5-Year Note	642	03/30/12	79,131,514	(276,291)
U.S. Treasury Long Bond	258	03/21/12	37,361,625	(495,207)
			$168,816,583	$(1,144,873)

See Accompanying Notes to Financial Statements

33

ING Global Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on AUD-BBR-BBSW and pay a fixed rate equal to 4.118% Counterparty: UBS Warburg LLC	11/02/13	AUD	54,500,000	$(265,861)	$—	$(265,861)
Receive a floating rate based on AUD-BBR-BBSW and pay a fixed rate equal to 3.670% Counterparty: UBS Warburg LLC	11/22/13	AUD	75,000,000	264,603	—	264,603
Receive a floating rate based on AUD-BBR-BBSW and pay a fixed rate equal to 3.940% Counterparty: UBS Warburg LLC	12/07/14	AUD	72,900,000	36,637	—	36,637
Receive a fixed rate equal to 4.675% and pay a fixed rate based on AUD-BBR-BBSW Counterparty: UBS Warburg LLC	11/22/21	AUD	36,700,000	167,521	—	167,521
Receive a fixed rate equal to 9.960% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Bank of America	01/02/14	BRL	24,000,000	(75,672)	—	(75,672)
Receive a fixed rate based on the calcuation of U.F.(Unidad de Fomento) 135,053 and pay a floating rate based on the 6-month Tasa Nominal Anual Promedio (TNA) Counterparty: Deutsche Bank AG	08/03/13	CLP	14,911,612,000	354,067	—	354,067
Receive a floating rate based on the 6-month CLP-CHIBNOM and pay a fixed rate equal to 4.990% Counterparty: Deutsche Bank AG	08/03/13	CLP	14,911,612,000	(331,942)	—	(331,942)
Receive a floating rate based on CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.760% Counterparty: Bank of America	12/05/16	CZK	96,000,000	(23,676)	—	(23,676)
Receive a floating rate based on CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.760% Counterparty: Deutsche Bank AG	12/05/16	CZK	96,000,000	(23,676)	—	(23,676)
Receive a floating rate based on CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.755% Counterparty: Deutsche Bank AG	12/12/16	CZK	194,000,000	(44,836)	—	(44,836)
Receive a fixed rate equal to 2.890% and pay a floating rate based on the 3-month ILS-TELBOR Counterparty: Morgan Stanley	09/10/13	ILS	36,600,000	74,261	—	74,261
Receive a floating rate based on the 3-month ILS-TELBOR and pay a fixed rate equal to 3.470% Counterparty: Morgan Stanley	09/08/16	ILS	30,500,000	(127,307)	—	(127,307)
Receive a fixed rate equal to 4.390% and pay a floating rate based on the 3-month ILS-TELBOR Counterparty: Morgan Stanley	09/09/21	ILS	8,300,000	32,745	—	32,745
Receive a fixed rate equal to 7.540% and pay a floating rate based on INR-MIBOR-OIS-COMPOUND Counterparty: Citigroup, Inc.	03/09/13	INR	1,000,000,000	(73,457)	—	(73,457)
Receive a floating rate based on INR-MIBOR-OIS-COMPOUND and pay a fixed rate equal to 8.100% Counterparty: Citigroup, Inc.	03/09/16	INR	420,000,000	(266,308)	—	(266,308)
Receive a floating rate based on the 3-month South Korean Won and pay fixed rate equal to 3.470% Counterparty: Bank of America	10/05/16	KRW	12,000,000,000	(50,591)	—	(50,591)
Receive a floating rate based on the 3-month KRW-CD and pay a fixed rate equal to 3.775% Counterparty: Merrill Lynch	06/24/13	KRW	27,466,100,000	(155,503)	—	(155,503)
Receive a floating rate based on the 3-month KRW-CD and pay a fixed rate equal to 3.830% Counterparty: Merrill Lynch	06/24/13	KRW	18,400,000,000	(116,844)	—	(116,844)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	08/09/13	MXN	129,337,317	(34,934)	—	(34,934)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.580% Counterparty: Deutsche Bank AG	08/05/16	MXN	113,170,152	70,299	—	70,299
Receive a fixed equal to 5.580% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	11/25/16	MXN	135,000,000	(118,552)	—	(118,552)

See Accompanying Notes to Financial Statements

34

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 6.480% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	07/30/21	MXN	32,334,329	$(42,813)	$—	$(42,813)
Receive a floating rate based on 28-day MXN TIIE-BANXICO and pay a fixed rate equal to 6.920% Counterparty: Goldman Sachs & Co.	11/17/21	MXN	80,000,000	(72,141)	—	(72,141)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.290% Counterparty: Morgan Stanley	09/02/16	MXN	106,000,000	168,202	—	168,202
Receive a fixed rate equal to 6.270% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Morgan Stanley	08/27/21	MXN	61,000,000	(157,470)	—	(157,470)
Receive a floating rate based on 3-month MYR-KLIBOR-BNM and pay a fixed rate equal to 3.030% Counterparty: Deutsche Bank AG	11/22/13	MYR	75,000,000	(3,362)	—	(3,362)
Receive a fixed rate equal to 4.940% and pay a floating rate based on 6-month PLZ-WIBOR-WIBO Counterparty: Bank of America	12/02/13	PLN	77,000,000	81,669	—	81,669
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 5.095% Counterparty: Bank of America	12/01/16	PLN	33,000,000	(129,892)	—	(129,892)
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 4.770% Counterparty: Deutsche Bank AG	12/27/13	PLN	33,000,000	(6,187)	—	(6,187)
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 4.785% Counterparty: Morgan Stanley	12/12/13	PLN	79,000,000	(20,850)	—	(20,850)
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 4.775% Counterparty: Morgan Stanley	12/27/13	PLN	78,000,000	(16,782)	—	(16,782)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.768% Counterparty: Citigroup, Inc.	02/10/21	USD	20,000,000	(3,114,821)	—	(3,114,821)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.750% Counterparty: Credit Suisse First Boston	09/19/14	USD	44,000,000	68,432	—	68,432
Receive a fixed rate equal to 1.719% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	09/19/17	USD	29,300,000	330,401	—	330,401
Receive a fixed rate equal to 1.721% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	09/19/17	USD	7,900,000	90,018	—	90,018
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.598% Counterparty: Credit Suisse First Boston	09/19/22	USD	3,100,000	(106,341)	—	(106,341)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.585% Counterparty: Credit Suisse First Boston	09/19/22	USD	9,000,000	(298,512)	—	(298,512)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.710% Counterparty: JPMorgan Chase & Co.	09/23/14	USD	40,500,000	96,772	—	96,772
Receive a fixed rate equal to 1.593% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: JPMorgan Chase & Co.	09/23/17	USD	37,200,000	183,574	—	183,574
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.399% Counterparty: JPMorgan Chase & Co.	09/23/22	USD	12,100,000	(193,077)	—	(193,077)
Receive a fixed rate equal to 6.820% and pay a floating rate based on 3-month ZAR-JIBAR-SAFEX Counterparty: Morgan Stanley	11/16/16	ZAR	85,000,000	27,122	—	27,122
				$(3,825,084)	$—	$(3,825,084)

See Accompanying Notes to Financial Statements

35

ING Global Bond Portfolio Written OTC Options on December 31, 2011

# of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options On Currencies
26,900,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.370 USD	01/16/12	$278,419	$(5,947)
17,100,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.380 USD	01/16/12	160,715	(2,111)
10,700,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.380 USD	01/31/12	147,552	(7,321)
21,500,000	Deutsche Bank AG	USD Put vs. JPY Call Currency Option	75.000 USD	06/01/12	402,480	(355,703)
Options On Securities
3,808,000	JPMorgan Chase & Co.	U.S Treasury 30-Year Bond	93.969 USD	01/04/12	1,190	(15)
			Total Written OTC Options		$990,356	$(371,097)

See Accompanying Notes to Financial Statements

36

PORTFOLIO OF INVESTMENTS
ING INVESCO VAN KAMPEN COMSTOCK PORTFOLIO	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.4%
		Consumer Discretionary: 15.6%
492,983		Comcast Corp. — Class A	$11,688,627	3.9
180,729	@	General Motors Co.	3,663,377	1.2
43,236		Home Depot, Inc.	1,817,641	0.6
125,298		Lowe’s Cos., Inc.	3,180,063	1.0
33,103		Macy’s, Inc.	1,065,255	0.3
267,941		News Corp. - Class B	4,871,167	1.6
166,803		Staples, Inc.	2,316,894	0.8
42,330		Target Corp.	2,168,143	0.7
81,130		Time Warner Cable, Inc.	5,157,434	1.7
105,082		Time Warner, Inc.	3,797,663	1.3
163,477		Viacom - Class B	7,423,491	2.5
			47,149,755	15.6
		Consumer Staples: 7.7%
52,548		Avon Products, Inc.	918,014	0.3
145,853		CVS Caremark Corp.	5,947,885	2.0
139,542		Kraft Foods, Inc.	5,213,289	1.7
21,992		PepsiCo, Inc.	1,459,169	0.5
18,184		Procter & Gamble Co.	1,213,055	0.4
154,352		Unilever NV ADR	5,305,078	1.8
51,266		Wal-Mart Stores, Inc.	3,063,656	1.0
			23,120,146	7.7
		Energy: 11.9%
148,002		BP PLC ADR	6,325,605	2.1
80,473		Chesapeake Energy Corp.	1,793,743	0.6
58,296		Chevron Corp.	6,202,694	2.1
173,602		Halliburton Co.	5,991,005	2.0
62,639		Murphy Oil Corp.	3,491,498	1.2
44,690		Noble Corp.	1,350,532	0.4
87,489		Royal Dutch Shell PLC - Class A ADR	6,394,571	2.1
285,243	@	Weatherford International Ltd.	4,175,958	1.4
			35,725,606	11.9
		Financials: 19.2%
25,915		Aflac, Inc.	1,121,083	0.4
233,724		Allstate Corp.	6,406,375	2.1
468,863		Bank of America Corp.	2,606,878	0.9
222,737		Bank of New York Mellon Corp.	4,434,694	1.5
18,921		Chubb Corp.	1,309,712	0.4
260,720		Citigroup, Inc.	6,859,543	2.3
197,227		Fifth Third Bancorp.	2,508,727	0.8
24,961		Goldman Sachs Group, Inc.	2,257,223	0.7
228,276		JPMorgan Chase & Co.	7,590,177	2.5
103,045		Metlife, Inc.	3,212,943	1.1
157,240		Morgan Stanley	2,379,041	0.8
78,145		PNC Financial Services Group, Inc.	4,506,622	1.5
33,931		State Street Corp.	1,367,759	0.4
65,554		Travelers Cos., Inc.	3,878,830	1.3
75,615		US Bancorp.	2,045,386	0.7
200,019		Wells Fargo & Co.	5,512,524	1.8
			57,997,517	19.2
		Health Care: 13.4%
20,813		Abbott Laboratories	1,170,315	0.4
186,547		Bristol-Myers Squibb Co.	6,573,916	2.2
69,953		Cardinal Health, Inc.	2,840,791	0.9
74,356		GlaxoSmithKline PLC ADR	3,392,864	1.1
157,295		Merck & Co., Inc.	5,930,022	2.0
372,963		Pfizer, Inc.	8,070,919	2.7
60,473		Roche Holding AG ADR ADR	2,573,126	0.8
41,186		Sanofi-Aventis SA ADR	1,504,937	0.5
111,573		UnitedHealth Group, Inc.	5,654,520	1.9
39,620		WellPoint, Inc.	2,624,825	0.9
			40,336,235	13.4
		Industrials: 6.1%
45,514		Emerson Electric Co.	2,120,497	0.7
246,104		General Electric Co.	4,407,723	1.5
82,126		Honeywell International, Inc.	4,463,548	1.5
160,787		Ingersoll-Rand PLC	4,899,180	1.6
138,530		Textron, Inc.	2,561,420	0.8
			18,452,368	6.1
		Information Technology: 11.0%
168,985		Cisco Systems, Inc.	3,055,249	1.0
201,398	@	Dell, Inc.	2,946,453	1.0
198,489	@	eBay, Inc.	6,020,171	2.0
214,591		Hewlett-Packard Co.	5,527,864	1.8
93,982		Intel Corp.	2,279,064	0.8
23,637		KLA-Tencor Corp.	1,140,485	0.4
269,272		Microsoft Corp.	6,990,301	2.3
314,239	@	Yahoo!, Inc.	5,068,675	1.7
			33,028,262	11.0
		Materials: 4.0%
303,506		Alcoa, Inc.	2,625,327	0.9
321,793		International Paper Co.	9,525,073	3.1
			12,150,400	4.0
		Telecommunications: 3.7%
108,510		AT&T, Inc.	3,281,342	1.1
121,548		Verizon Communications, Inc.	4,876,506	1.6
112,117		Vodafone Group PLC ADR	3,142,640	1.0
			11,300,488	3.7
		Utilities: 2.8%
78,810		FirstEnergy Corp.	3,491,283	1.1

See Accompanying Notes to Financial Statements

37

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
172,387	PPL Corp.	$5,071,625	1.7
		8,562,908	2.8

	Total Common Stock (Cost $256,917,941)	287,823,685	95.4

SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
7,196,691	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $7,196,691)	7,196,691	2.4

	Total Short-Term Investments (Cost $7,196,691)	7,196,691	2.4

	Total Investments in Securities (Cost $264,114,632)	$295,020,376	97.8
	Assets in Excess of Other Liabilities	6,500,692	2.2
	Net Assets	$301,521,068	100.0

@	Non-income producing security
ADR	American Depositary Receipt

	Cost for federal income tax purposes is $296,004,215.

	Net unrealized depreciation consists of:

	Gross Unrealized Appreciation	$54,749,626
	Gross Unrealized Depreciation	(55,733,465)
	Net Unrealized Depreciation	$(983,839)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$287,823,685	$—	$—	$287,823,685
Short-Term Investments	7,196,691	—	—	7,196,691
Total Investments, at value	$295,020,376	$—	$—	$295,020,376

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

38

See Accompanying Notes to Financial Statements

39

PORTFOLIO OF INVESTMENTS
ING INVESCO VAN KAMPEN EQUITY AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 62.4%
		Consumer Discretionary: 6.4%
444,226		Comcast Corp. — Class A	$10,532,599	1.4
220,808		Home Depot, Inc.	9,282,768	1.2
57,410		Sony Corp. ADR	1,035,676	0.1
112,520		Time Warner Cable, Inc.	7,152,897	0.9
263,807		Time Warner, Inc.	9,533,985	1.3
248,654		Viacom - Class B	11,291,378	1.5
			48,829,303	6.4
		Consumer Staples: 8.0%
173,803		Archer-Daniels-Midland Co.	4,970,766	0.6
417,622		Avon Products, Inc.	7,295,856	1.0
75,034		Coca-Cola Co.	5,250,129	0.7
37,964	@	Energizer Holdings, Inc.	2,941,451	0.4
140,558		Kraft Foods, Inc.	5,251,247	0.7
38,419		PepsiCo, Inc.	2,549,101	0.3
197,654		Procter & Gamble Co.	13,185,498	1.7
234,618		Sysco Corp.	6,881,346	0.9
221,600		Unilever NV ADR	7,616,392	1.0
151,901		Walgreen Co.	5,021,847	0.7
			60,963,633	8.0
		Energy: 8.7%
181,878		Anadarko Petroleum Corp.	13,882,748	1.8
85,037		Baker Hughes, Inc.	4,136,200	0.5
59,608	@	Cameron International Corp.	2,932,117	0.4
74,819		Devon Energy Corp.	4,638,778	0.6
79,475		ExxonMobil Corp.	6,736,301	0.9
137,782		Hess Corp.	7,826,018	1.0
55,433		Occidental Petroleum Corp.	5,194,072	0.7
165,044		Royal Dutch Shell PLC - Class A ADR	12,063,066	1.6
64,007		Schlumberger Ltd.	4,372,318	0.6
1,078		Sunoco, Inc.	44,219	0.0
137,100		Williams Cos., Inc.	4,527,042	0.6
			66,352,879	8.7
		Financials: 11.9%
170,439		BB&T Corp.	4,289,950	0.6
398,765		Charles Schwab Corp.	4,490,094	0.6
61,121		Chubb Corp.	4,230,795	0.5
280,805		Citigroup, Inc.	7,387,979	1.0
120,730		Comerica, Inc.	3,114,834	0.4
292,428		Fifth Third Bancorp.	3,719,684	0.5
611,065		JPMorgan Chase & Co.	20,317,911	2.7
499,024		Marsh & McLennan Cos., Inc.	15,779,139	2.1
93,398		Northern Trust Corp.	3,704,165	0.5
164,845		PNC Financial Services Group, Inc.	9,506,611	1.2
108,267		State Street Corp.	4,364,243	0.6
136,634		US Bancorp.	3,695,950	0.5
197,034		Wells Fargo & Co.	5,430,257	0.7
			90,031,612	11.9
		Health Care: 8.6%
46,587		Abbott Laboratories	2,619,587	0.4
283,069		Bristol-Myers Squibb Co.	9,975,352	1.3
96,718		Cardinal Health, Inc.	3,927,718	0.5
57,621		Cigna Corp.	2,420,082	0.3
40,559		Eli Lilly & Co.	1,685,632	0.2
72,130	@	HCA Holdings, Inc.	1,589,024	0.2
25,650	@	Hospira, Inc.	778,990	0.1
179,527		Medtronic, Inc.	6,866,908	0.9
258,611		Merck & Co., Inc.	9,749,635	1.3
672,852		Pfizer, Inc.	14,560,517	1.9
214,750		UnitedHealth Group, Inc.	10,883,530	1.5
			65,056,975	8.6
		Industrials: 5.6%
106,357		Cintas Corp.	3,702,287	0.5
1,230,642		General Electric Co.	22,040,798	2.9
182,714		Ingersoll-Rand PLC	5,567,296	0.8
231,911		Tyco International Ltd.	10,832,563	1.4
			42,142,944	5.6
		Information Technology: 7.6%
177,311	@	Amdocs Ltd.	5,058,683	0.7
373,923		Applied Materials, Inc.	4,004,715	0.5
327,409	@	Dell, Inc.	4,789,994	0.6
398,538	@	eBay, Inc.	12,087,658	1.6
237,102		Hewlett-Packard Co.	6,107,747	0.8
181,809		Intel Corp.	4,408,868	0.6
421,114		Microsoft Corp.	10,932,119	1.4
200,400		STMicroelectronics NV	1,188,372	0.2
349,236		STMicroelectronics NV	2,067,430	0.3
266,215		Western Union Co.	4,861,086	0.6
151,274	@	Yahoo!, Inc.	2,440,050	0.3
			57,946,722	7.6
		Materials: 0.7%
62,027		PPG Industries, Inc.	5,178,634	0.7

		Telecommunications: 2.2%
170,511		Verizon Communications, Inc.	6,840,901	0.9
344,760		Vodafone Group PLC ADR	9,663,623	1.3
			16,504,524	2.2
		Utilities: 2.7%
204,641		American Electric Power Co., Inc.	8,453,720	1.1
107,325		Edison International	4,443,255	0.6
43,112		Entergy Corp.	3,149,331	0.4
103,477		FirstEnergy Corp.	4,584,031	0.6
			20,630,337	2.7

		Total Common Stock (Cost $419,337,327)	473,637,563	62.4

See Accompanying Notes to Financial Statements

40

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.2%
66,540		SPDR S&P Homebuilders	$1,137,834	0.2

		Total Exchange-Traded Funds (Cost $1,125,092)	1,137,834	0.2

PREFERRED STOCK: 1.7%
		Consumer Discretionary: 0.1%
7,890		Nielsen Holdings NV	458,113	0.1

		Energy: 0.5%
88,000	P	El Paso Energy Capital Trust I	4,051,520	0.5

		Financials: 0.5%
35,144		Keycorp	3,712,612	0.5

		Health Care: 0.4%
1,600		Healthsouth Corp.	1,404,400	0.2
30,451	P	Omnicare, Inc.	1,412,165	0.2
			2,816,565	0.4

		Industrials: 0.2%
179,631	#	Swift Mandatory Common Exchange Security Trust	1,583,663	0.2

		Total Preferred Stock (Cost $11,990,278)	12,622,473	1.7

Principal Amount†
CORPORATE BONDS/NOTES: 20.4%
		Consumer Discretionary: 3.2%
580,000		Advance Auto Parts, Inc., 5.750%, 05/01/20	636,038	0.1
395,000		Autozone, Inc., 6.500%, 01/15/14	434,201	0.1
390,000		Best Buy Co., Inc., 5.500%, 03/15/21	373,595	0.1
550,000		Comcast Corp., 5.700%, 05/15/18	633,604	0.1
295,000		Continental Airlines Pass Through Trust, 4.750%, 01/12/21	299,425	0.0
60,000	#	Cox Communications, Inc., 8.375%, 03/01/39	80,460	0.0
950,000		DirecTV Holdings, LLC, 7.625%, 05/15/16	1,009,121	0.1
2,575,000	#	Gaylord Entertainment Co., 3.750%, 10/01/14	2,877,562	0.4
2,333,000		Interpublic Group of Cos., Inc., 4.250%, 03/15/23	2,370,911	0.3
803,000		Interpublic Group of Cos., Inc., 4.750%, 03/15/23	885,307	0.1
3,415,000		International Game Technology, 3.250%, 05/01/14	4,059,581	0.5
2,349,100		Liberty Media Corp., 3.125%, 03/30/23	2,639,801	0.4
255,000		Macys Retail Holdings, Inc., 5.350%, 03/15/12	256,765	0.0
4,434,000		MGM Resorts International, 4.250%, 04/15/15	4,217,843	0.6
200,000		NBCUniversal Media LLC, 2.100%, 04/01/14	203,442	0.0
125,000		NBCUniversal Media LLC, 5.150%, 04/30/20	139,363	0.0
210,000		NBCUniversal Media LLC, 5.950%, 04/01/41	247,280	0.0
175,000		Raytheon Co., 1.625%, 10/15/15	176,392	0.0
245,000		Time Warner Cable, Inc., 8.750%, 02/14/19	313,195	0.1
445,000		Time Warner Cable, Inc., 5.875%, 11/15/40	482,439	0.1
160,000		Time Warner, Inc., 5.875%, 11/15/16	184,914	0.0
555,000	#	Tupperware Brands Corp., 4.750%, 06/01/21	556,942	0.1
50,000		Wal-Mart Stores, Inc., 6.500%, 08/15/37	69,194	0.0
200,000		WPP Finance UK, 8.000%, 09/15/14	222,946	0.0
555,000		Wyndham Worldwide Corp., 5.625%, 03/01/21	573,892	0.1
220,000		Yum! Brands, Inc., 5.300%, 09/15/19	246,459	0.0
115,000		Yum! Brands, Inc., 6.250%, 03/15/18	134,901	0.0
			24,325,573	3.2
		Consumer Staples: 0.5%
375,000		Anheuser-Busch InBev Worldwide, Inc., 3.625%, 04/15/15	399,689	0.1
240,000		Corn Products International, Inc., 6.625%, 04/15/37	285,798	0.0
66,995	#	CVS Lease Pass-through, 8.353%, 07/10/31	82,206	0.0
383,653		CVS Pass-Through Trust, 6.036%, 12/10/28	400,337	0.1
235,000		Delhaize Group, 5.875%, 02/01/14	255,229	0.0
415,000	#	FBG Finance Ltd., 5.125%, 06/15/15	452,080	0.1
295,000	#	Grupo Bimbo S.A.B de CV, 4.875%, 06/30/20	313,594	0.0
355,000		Kraft Foods, Inc., 6.875%, 01/26/39	473,738	0.1
170,000		Kraft Foods, Inc., 7.000%, 08/11/37	227,483	0.0
170,000		Kraft Foods, Inc., 5.375%, 02/10/20	196,417	0.0

See Accompanying Notes to Financial Statements

41

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer Staples: (continued)
100,000		Kraft Foods, Inc., 6.875%, 02/01/38	$132,637	0.0
480,000		Safeway, Inc., 3.950%, 08/15/20	474,699	0.1
			3,693,907	0.5
		Energy: 0.5%
145,000		Enterprise Products Operating L.P., 5.250%, 01/31/20	160,311	0.0
300,000		Enterprise Products Operating L.P., 6.500%, 01/31/19	349,750	0.1
735,000	#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	649,856	0.1
1,555,000		Helix Energy Solutions Group, Inc., 3.250%, 12/15/25	1,566,662	0.2
250,000		Hess Corp., 5.600%, 02/15/41	279,824	0.0
370,000		Petroleos Mexicanos, 5.500%, 01/21/21	403,300	0.1
165,000		Spectra Energy Capital, LLC, 7.500%, 09/15/38	215,036	0.0
215,000		Texas Eastern Transmission LP, 7.000%, 07/15/32	274,605	0.0
			3,899,344	0.5
		Financials: 5.9%
165,000		Abbey National Treasury Services PLC/London, 2.875%, 04/25/14	153,922	0.0
290,000	#	Abbey National Treasury Services PLC/London, 3.875%, 11/10/14	272,383	0.0
300,000		Aegon NV, 4.625%, 12/01/15	311,343	0.0
3,071,000		Affiliated Managers Group, Inc., 3.950%, 08/15/38	3,347,390	0.4
700,000		Ally Financial, Inc., 2.200%, 12/19/12	713,754	0.1
950,000		Bank of America Corp., 5.650%, 05/01/18	906,059	0.1
400,000		Bank of America Corp., 5.750%, 12/01/17	378,364	0.1
305,000		Barclays Bank PLC, 5.140%, 10/14/20	258,527	0.0
525,000		Barclays Bank PLC, 6.750%, 05/22/19	582,712	0.1
260,000		Bear Stearns Cos., Inc., 7.250%, 02/01/18	305,117	0.0
430,000	#	BPCE S.A., 2.375%, 10/04/13	416,652	0.1
240,000		Brookfield Asset Management, Inc., 7.125%, 06/15/12	245,803	0.0
515,000		Charles Schwab Corp., 4.450%, 07/22/20	545,678	0.1
1,500,000		Citibank NA, 1.750%, 12/28/12	1,523,358	0.2
4,200,000		Citigroup Funding, Inc., 2.250%, 12/10/12	4,279,153	0.6
575,000		Citigroup, Inc., 6.125%, 11/21/17	614,568	0.1
345,000		Citigroup, Inc., 8.500%, 05/22/19	406,553	0.1
325,000		CNA Financial Corp., 5.875%, 08/15/20	334,305	0.0
385,000	#	Commonwealth Bank of Australia, 5.000%, 10/15/19	408,835	0.1
130,000		Credit Suisse AG, 5.400%, 01/14/20	122,768	0.0
185,000		Credit Suisse/New York NY, 5.300%, 08/13/19	191,030	0.0
95,000		Credit Suisse New York, 6.000%, 02/15/18	93,787	0.0
1,065,000	#	Dexus Diversified Trust / Dexus Office Trust, 5.600%, 03/15/21	1,083,816	0.1
340,000		Digital Realty Trust L.P., 4.500%, 07/15/15	347,136	0.1
225,000	#	ERAC USA Finance LLC, 2.750%, 07/01/13	228,906	0.0
4,950,000		General Electric Capital Corp., 2.625%, 12/28/12	5,069,914	0.7
380,000		General Electric Capital Corp., 4.650%, 10/17/21	397,217	0.1
700,000		General Electric Capital Corp., 6.000%, 08/07/19	805,037	0.1
4,011,000	#	Goldman Sachs Group, Inc., 1.000%, 03/15/17	3,559,061	0.5
1,010,000		Goldman Sachs Group, Inc., 6.150%, 04/01/18	1,043,486	0.1
345,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	321,477	0.0
355,000		Goldman Sachs Group, Inc./The, 5.250%, 07/27/21	346,830	0.0
465,000	#	HBOS PLC, 6.750%, 05/21/18	373,196	0.1
450,000	#	HSBC Bank PLC, 4.125%, 08/12/20	444,681	0.1
150,000		HSBC Finance Corp., 7.000%, 05/15/12	152,812	0.0
170,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	169,855	0.0
435,000		Jefferies Group, Inc., 6.875%, 04/15/21	395,850	0.1
340,000		JPMorgan Chase & Co., 4.400%, 07/22/20	347,706	0.1
775,000		JPMorgan Chase & Co., 6.000%, 01/15/18	865,535	0.1

See Accompanying Notes to Financial Statements

42

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
220,000		Korea Development Bank, 4.375%, 08/10/15	$226,701	0.0
625,000		Lloyds TSB Bank PLC, 4.875%, 01/21/16	609,776	0.1
165,000	#	Lloyds TSB Bank PLC, 5.800%, 01/13/20	156,844	0.0
430,000		Merrill Lynch & Co., Inc., 6.875%, 04/25/18	424,381	0.1
455,000		MetLife, Inc., 4.750%, 02/08/21	492,947	0.1
1,144,000		MGIC Investment Corp., 5.000%, 05/01/17	693,550	0.1
750,000		Morgan Stanley, 3.800%, 04/29/16	691,793	0.1
215,000		Morgan Stanley, 5.750%, 01/25/21	200,829	0.0
790,000		Morgan Stanley, 3.450%, 11/02/15	728,112	0.1
675,000		Morgan Stanley, 4.000%, 07/24/15	633,600	0.1
205,000	#	National Australia Bank Ltd., 3.750%, 03/02/15	211,739	0.0
570,000	#	Nationwide Building Society, 6.250%, 02/25/20	566,256	0.1
290,000	#	Nordea Bank AB, 4.875%, 01/27/20	298,207	0.0
225,000	#	Pacific LifeCorp, 6.000%, 02/10/20	239,777	0.0
360,000		PNC Funding Corp., 5.125%, 02/08/20	407,336	0.1
225,000		PNC Funding Corp., 6.700%, 06/10/19	274,841	0.0
320,000		Prudential Financial, Inc., 4.750%, 09/17/15	338,230	0.0
85,000		Prudential Financial, Inc., 7.375%, 06/15/19	100,593	0.0
590,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.750%, 01/15/20	628,347	0.1
495,000		Royal Bank of Scotland PLC, 4.875%, 03/16/15	473,723	0.1
200,000	#	Santander US Debt S.A. Unipersonal, 3.724%, 01/20/15	181,755	0.0
460,000		Senior Housing Properties Trust, 4.300%, 01/15/16	453,849	0.1
775,000	#	Societe Generale, 2.500%, 01/15/14	718,065	0.1
100,000	#	Standard Chartered Bank, 6.400%, 09/26/17	103,091	0.0
315,000	#	Standard Chartered PLC, 3.850%, 04/27/15	317,330	0.0
195,000		Travelers Cos, Inc., 5.350%, 11/01/40	225,715	0.0
305,000		UBS AG, 5.875%, 12/20/17	317,998	0.0
500,000		US Bank NA/Cincinnati OH, 3.778%, 04/29/20	515,362	0.1
300,000	#	WEA Finance LLC, 7.125%, 04/15/18	335,630	0.0
570,000		Wells Fargo & Co., 5.625%, 12/11/17	650,528	0.1
440,000		Westpac Banking Corp., 2.100%, 08/02/13	444,526	0.1
			45,026,007	5.9
		Health Care: 4.0%
610,000		Aetna, Inc., 3.950%, 09/01/20	632,037	0.1
2,365,000		Amylin Pharmaceuticals, Inc., 3.000%, 06/15/14	2,116,675	0.3
195,000		Boston Scientific Corp., 4.500%, 01/15/15	204,810	0.0
661,000		Dendreon Corp., 2.875%, 01/15/16	466,831	0.1
1,835,000		Endo Pharmaceuticals Holdings, Inc., 1.750%, 04/15/15	2,410,731	0.3
930,000		Express Scripts, Inc., 5.250%, 06/15/12	947,722	0.1
270,000		Express Scripts, Inc., 3.125%, 05/15/16	271,827	0.0
5,261,000		Gilead Sciences, Inc., 1.625%, 05/01/16	6,017,269	0.8
80,000		GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	107,231	0.0
3,195,000		Life Technologies Corp., 1.500%, 02/15/24	3,210,975	0.4
3,470,000		LifePoint Hospitals, Inc., 3.500%, 05/15/14	3,565,425	0.5
210,000		Medco Health Solutions, Inc., 2.750%, 09/15/15	211,409	0.0
959,000		NuVasive, Inc., 2.750%, 07/01/17	703,666	0.1
1,145,000		Omnicare, Inc., 3.250%, 12/15/35	1,056,262	0.1
1,037,000		Omnicare, Inc., 3.750%, 12/15/25	1,446,615	0.2
885,000		Pfizer, Inc., 6.200%, 03/15/19	1,093,317	0.2
1,889,000		Salix Pharmaceuticals Ltd., 2.750%, 05/15/15	2,453,339	0.3
2,365,000		Teleflex, Inc., 3.875%, 08/01/17	2,855,738	0.4
375,000		WellPoint, Inc., 4.350%, 08/15/20	405,677	0.1
			30,177,556	4.0
		Industrials: 0.6%
4,300,000		Cemex SAB de CV, 4.875%, 03/15/15	2,827,250	0.4
330,000		CSX Corp., 5.500%, 04/15/41	374,481	0.1

See Accompanying Notes to Financial Statements

43

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrials: (continued)
105,000		CSX Corp., 6.150%, 05/01/37	$126,478	0.0
245,249		Delta Air Lines, Inc., 6.200%, 07/02/18	261,190	0.0
285,000		General Electric Co., 5.250%, 12/06/17	327,619	0.0
260,000		Ryder System, Inc., 3.150%, 03/02/15	267,434	0.0
170,000		Union Pacific Corp., 6.125%, 02/15/20	208,373	0.0
380,000		Waste Management, Inc., 5.000%, 03/15/14	407,503	0.1
			4,800,328	0.6
		Information Technology: 2.9%
4,727,000		Alcatel-Lucent USA, Inc., 2.875%, 06/15/25	4,171,577	0.5
1,100,000		Cadence Design Systems, Inc., 1.500%, 12/15/13	1,090,375	0.1
475,000		Expedia, Inc., 5.950%, 08/15/20	479,646	0.1
370,000		Hewlett-Packard Co., 2.625%, 12/09/14	373,575	0.0
716,000		Linear Technology Corp., 3.000%, 05/01/27	734,795	0.1
1,927,000	#	Linear Technology Corp., 3.000%, 05/01/27	1,977,584	0.3
1,721,000	#	Micron Technology, Inc., 1.500%, 08/01/31	1,553,202	0.2
1,141,000	#	Novellus Systems, Inc., 2.625%, 05/15/41	1,372,052	0.2
6,649,000		SanDisk Corp., 1.000%, 05/15/13	6,507,709	0.9
1,757,000		Symantec Corp., 1.000%, 06/15/13	1,965,644	0.3
1,466,000	#	Xilinx, Inc., 3.125%, 03/15/37	1,671,240	0.2
			21,897,399	2.9
		Materials: 0.7%
300,000	#	Anglo American Capital PLC, 9.375%, 04/08/19	382,149	0.0
570,000		ArcelorMittal, 3.750%, 08/05/15	545,447	0.1
80,000		ArcelorMittal, 5.500%, 03/01/21	73,535	0.0
80,000		ArcelorMittal, 6.750%, 03/01/41	72,041	0.0
460,000		ArcelorMittal, 9.850%, 06/01/19	512,166	0.1
390,000		Barrick Gold Corp., 2.900%, 05/30/16	400,769	0.1
475,000		Cintas Corp. No 2, 2.850%, 06/01/16	487,737	0.1
360,000		Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17	382,905	0.1
250,000		International Paper Co., 6.000%, 11/15/41	271,871	0.0
870,000		Pentair, Inc., 5.000%, 05/15/21	919,723	0.1
335,000		Rio Tinto Finance USA Ltd., 9.000%, 05/01/19	457,722	0.1
75,000		Southern Copper Corp., 5.375%, 04/16/20	79,827	0.0
105,000		Southern Copper Corp., 6.750%, 04/16/40	105,943	0.0
220,000		Vale Overseas Ltd., 5.625%, 09/15/19	243,376	0.0
250,000		Vale Overseas Ltd., 6.875%, 11/10/39	287,106	0.0
			5,222,317	0.7
		Telecommunications: 1.6%
225,000		America Movil SAB de CV, 2.375%, 09/08/16	225,548	0.0
325,000		American Tower Corp., 4.500%, 01/15/18	330,958	0.1
125,000		American Tower Corp., 4.625%, 04/01/15	130,406	0.0
4,000		AT&T Corp., 8.000%, 11/15/31	5,658	0.0
270,000		AT&T, Inc., 6.150%, 09/15/34	320,791	0.0
101,000		AT&T, Inc., 5.350%, 09/01/40	113,825	0.0
2,081,000	#	Ciena Corp., 4.000%, 03/15/15	2,054,987	0.3
45,000		Corning, Inc., 6.625%, 05/15/19	54,372	0.0
75,000		Corning, Inc., 7.250%, 08/15/36	90,580	0.0
345,000	#	Crown Castle Towers LLC, 3.214%, 08/15/15	349,212	0.1
165,000		Deutsche Telekom International Finance BV, 8.750%, 06/15/30	230,452	0.0
2,000,000	#	JDS Uniphase Corp., 1.000%, 05/15/26	1,965,332	0.3
110,000		Juniper Networks, Inc., 4.600%, 03/15/21	116,745	0.0
2,697,000		SBA Communications Corp., 1.875%, 05/01/13	3,057,724	0.4
640,000		Telecom Italia Capital S.A., 6.999%, 06/04/18	598,935	0.1
880,000		TW Telecom, Inc., 2.375%, 04/01/26	1,040,600	0.1
315,000		Verizon Communications, Inc., 6.350%, 04/01/19	384,289	0.1
280,000		Verizon Communications, Inc., 8.950%, 03/01/39	449,126	0.1
165,000		Verizon Communications, Inc., 3.000%, 04/01/16	172,993	0.0

See Accompanying Notes to Financial Statements

44

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Telecommunications: (continued)
190,000		Verizon Communications, Inc., 4.750%, 11/01/41	$204,887	0.0
			11,897,420	1.6
		Utilities: 0.5%
80,407		CenterPoint Energy, Inc., 09/15/29	2,758,965	0.4
150,000	#	EDF S.A., 4.600%, 01/27/20	153,518	0.0
425,000	#	Enel Finance International S.A., 5.125%, 10/07/19	380,144	0.1
355,000		Louisville Gas & Electric Co., 1.625%, 11/15/15	357,218	0.0
115,000		Nisource Finance Corp., 6.800%, 01/15/19	134,847	0.0
			3,784,692	0.5
		Total Corporate Bonds/Notes (Cost $147,982,490)	154,724,543	20.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.0%
350,000	#	GE Dealer Floorplan Master Note Trust, 1.828%, 10/20/14	353,089	0.0

		Total Collateralized Mortgage Obligations (Cost $350,000)	353,089	0.0

MUNICIPAL BONDS: 0.1%
		California: 0.0%
150,000		State of California, 5.950%, 04/01/16	169,005	0.0

		Georgia: 0.1%
175,000		Municipal Electric Authority of Georgia, 6.637%, 04/01/57	184,571	0.0
325,000		Municipal Electric Authority of Georgia, 6.655%, 04/01/57	332,173	0.1
			516,744	0.1
		Texas: 0.0%
230,000		Texas State Transportation Commission, 5.028%, 04/01/26	267,754	0.0

		Total Municipal Bonds (Cost $884,549)	953,503	0.1

ASSET-BACKED SECURITIES: 0.0%
		Automobile Asset-Backed Securities: 0.0%
71,679	#	ARI Fleet Lease Trust, 1.728%, 08/15/18	71,689	0.0

		Total Asset-Backed Securities (Cost $71,679)	71,689	0.0

U.S. TREASURY OBLIGATIONS: 7.7%
		U.S. Treasury Bonds: 5.6%
2,000,000		2.625%, due 11/15/20	2,152,812	0.3
19,000,000		1.000%, due 04/30/12	19,062,339	2.5
1,910,000		1.750%, due 08/15/12	1,929,772	0.3
400,000		1.750%, due 03/31/14	413,219	0.1
2,940,000		2.250%, due 01/31/15	3,106,754	0.4
1,001,000		2.500%, due 03/31/15	1,067,708	0.1
1,400,000		2.625%, due 06/30/14	1,480,172	0.2
1,500,000		2.625%, due 07/31/14	1,588,359	0.2
2,000,000		2.625%, due 04/30/16	2,164,688	0.3
2,670,000		3.500%, due 02/15/39	2,997,911	0.4
5,000		4.125%, due 08/31/12	5,133	0.0
2,000,000		4.250%, due 11/15/40	2,545,312	0.3
1,300,000		4.375%, due 11/15/39	1,684,719	0.2
1,800,000		4.625%, due 02/15/40	2,423,250	0.3
230,000		6.875%, due 08/15/25	354,092	0.0
			42,976,240	5.6
		U.S. Treasury Notes: 2.1%
1,500,000		1.875%, due 04/30/14	1,555,079	0.2
880,000		2.125%, due 11/30/14	924,481	0.1
2,630,000		2.375%, due 10/31/14	2,779,171	0.4
10,000,000		2.750%, due 10/31/13	10,455,470	1.4
			15,714,201	2.1
		Total U.S. Treasury Obligations (Cost $54,893,772)	58,690,441	7.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.0%
		Federal Home Loan Mortgage Corporation: 0.5%##
550,000		3.000%, due 07/28/14	584,103	0.1
2,400,000		4.875%, due 06/13/18	2,896,798	0.4
			3,480,901	0.5
		Federal National Mortgage Association: 0.5%##
2,130,000		4.375%, due 10/15/15	2,409,499	0.3
915,000		6.625%, due 11/15/30	1,357,257	0.2
			3,766,756	0.5
		Total U.S. Government Agency Obligations (Cost $6,435,254)	7,247,657	1.0

FOREIGN GOVERNMENT BONDS: 0.2%
960,000		Brazil Government International Bond, 6.000%, 01/17/17	1,123,200	0.1
395,000		Republic of Italy, 6.875%, 09/27/23	384,493	0.1

See Accompanying Notes to Financial Statements

45

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
100,000	Peruvian Government International Bond, 7.125%, 03/30/19	$126,250	0.0

	Total Foreign Government Bonds (Cost $1,510,176)	1,633,943	0.2

	Total Long-Term Investments (Cost $644,580,617)	711,072,735	93.7

Shares
SHORT-TERM INVESTMENTS: 5.9%
	Mutual Funds: 5.9%
44,996,916	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $44,996,916)	44,996,916	5.9

	Total Short-Term Investments (Cost $44,996,916)	44,996,916	5.9

	Total Investments in Securities (Cost $689,577,533)	$756,069,651	99.6
	Assets in Excess of Other Liabilities	3,338,940	0.4
	Net Assets	$759,408,591	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.

Cost for federal income tax purposes is $690,883,493.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$93,350,730
Gross Unrealized Depreciation	(28,164,572)

Net Unrealized Appreciation	$65,186,158

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

46

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$48,829,303	$—	$—	$48,829,303
Consumer Staples	60,963,633	—	—	60,963,633
Energy	66,352,879	—	—	66,352,879
Financials	90,031,612	—	—	90,031,612
Health Care	65,056,975	—	—	65,056,975
Industrials	42,142,944	—	—	42,142,944
Information Technology	55,879,292	2,067,430	—	57,946,722
Materials	5,178,634	—	—	5,178,634
Telecommunications	16,504,524	—	—	16,504,524
Utilities	20,630,337	—	—	20,630,337
Total Common Stock	471,570,133	2,067,430	—	473,637,563
Exchange-Traded Funds	1,137,834	—	—	1,137,834
Preferred Stock	3,712,612	8,909,861	—	12,622,473
Corporate Bonds/Notes	—	151,165,482	3,559,061	154,724,543
Collateralized Mortgage Obligations	—	353,089	—	353,089
Municipal Bonds	—	953,503	—	953,503
U.S. Treasury Obligations	—	58,690,441	—	58,690,441
U.S. Government Agency Obligations	—	7,247,657	—	7,247,657
Short-Term Investments	44,996,916	—	—	44,996,916
Foreign Government Bonds	—	1,633,943	—	1,633,943
Asset-Backed Securities	—	71,689	—	71,689
Total Investments, at value	$521,417,495	$231,093,095	$3,559,061	$756,069,651
Other Financial Instruments+
Forward Foreign Currency Contracts	—	668,565	—	668,565
Total Assets	$521,417,495	$231,761,660	$3,559,061	$756,738,216

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year endedDecember 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Invesco Van Kampen Equity and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

The Bank of New York Mellon Corp.	EU Euro	8,949,044	Sell	01/12/12	$12,037,538	$11,583,233	$454,305
State Street Bank	EU Euro	3,136,624	Sell	01/12/12	4,219,763	4,059,903	159,860
State Street Bank	British Pound	4,401,087	Sell	01/12/12	6,888,471	6,834,071	54,400
							$668,565

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

See Accompanying Notes to Financial Statements

47

Derivatives not accounted for	Location on Statement
as hedging instruments	of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$668,565
Total Asset Derivatives		$668,565

See Accompanying Notes to Financial Statements

48

PORTFOLIO OF INVESTMENTS
ING JPMORGAN MID CAP VALUE PORTFOLIO	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Consumer Discretionary: 18.8%
23,475	@	AMC Networks, Inc.	$882,190	0.3
10,950	@	Autozone, Inc.	3,558,422	1.1
53,200	@	Bed Bath & Beyond, Inc.	3,084,004	0.9
64,300		Cablevision Systems Corp.	914,346	0.3
127,800		CBS Corp. - Class B	3,468,492	1.0
118,701	@	Clear Channel Outdoor Holdings, Inc.	1,489,698	0.5
77,553		Darden Restaurants, Inc.	3,534,866	1.1
97,800		Dish Network Corp.	2,785,344	0.8
47,750		Expedia, Inc.	1,385,705	0.4
45,300		Family Dollar Stores, Inc.	2,611,998	0.8
145,800		Gannett Co., Inc.	1,949,346	0.6
147,100		Gap, Inc.	2,728,705	0.8
53,700		Genuine Parts Co.	3,286,440	1.0
60,300		Jarden Corp.	1,801,764	0.5
70,600		Kohl’s Corp.	3,484,110	1.0
139,906		Marriott International, Inc.	4,081,058	1.2
40,900	@	Mohawk Industries, Inc.	2,447,865	0.7
41,200		Petsmart, Inc.	2,113,148	0.6
42,900		PVH Corp.	3,024,021	0.9
43,500		Royal Caribbean Cruises Ltd.	1,077,495	0.3
35,000		Tiffany & Co.	2,319,100	0.7
70,400		TJX Cos., Inc.	4,544,320	1.4
47,750	@	TripAdvisor, Inc.	1,203,777	0.4
2,050		Washington Post	772,460	0.2
30,000		Williams-Sonoma, Inc.	1,155,000	0.3
54,400		Yum! Brands, Inc.	3,210,144	1.0
			62,913,818	18.8
		Consumer Staples: 6.3%
89,700		Beam, Inc.	4,595,331	1.4
19,475		Brown-Forman Corp.	1,567,932	0.5
48,500		Dr Pepper Snapple Group, Inc.	1,914,780	0.6
37,800	@	Energizer Holdings, Inc.	2,928,744	0.9
37,900		Hershey Co.	2,341,462	0.7
45,400		JM Smucker Co.	3,548,918	1.0
48,600	@	Ralcorp Holdings, Inc.	4,155,300	1.2
			21,052,467	6.3
		Energy: 4.8%
47,100		CVR Energy, Inc.	882,183	0.3
66,900		Devon Energy Corp.	4,147,800	1.2
44,200		EQT Corp.	2,421,718	0.7
53,000	@	Newfield Exploration Co.	1,999,690	0.6
47,200		Teekay Shipping Corp.	1,261,656	0.4
161,797		Williams Cos., Inc.	5,342,537	1.6
			16,055,584	4.8
		Financials: 23.4%
105,700		Ameriprise Financial, Inc.	5,246,948	1.6
26,200	@	Arch Capital Group Ltd.	975,426	0.3
64,659		Bancorpsouth, Inc.	712,542	0.2
156,950		Brookfield Properties Co.	2,454,698	0.7
100,700		Capitol Federal Financial, Inc.	1,162,078	0.3
43,600		Chubb Corp.	3,017,992	0.9
62,800		City National Corp.	2,774,504	0.8
50,800		Cullen/Frost Bankers, Inc.	2,687,828	0.8
273,000		Fifth Third Bancorp.	3,472,560	1.0
63,200		HCP, Inc.	2,618,376	0.8
202,900		Huntington Bancshares, Inc.	1,113,921	0.3
160,100	@	Invesco Ltd.	3,216,409	1.0
155,100		Loews Corp.	5,839,515	1.7
52,361		M&T Bank Corp.	3,997,239	1.2
126,000		Marsh & McLennan Cos., Inc.	3,984,120	1.2
41,900		Northern Trust Corp.	1,661,754	0.5
249,950		Old Republic International Corp.	2,317,037	0.7
110,996	@	OneBeacon Insurance Group Ltd.	1,708,228	0.5
219,700		People’s United Financial, Inc.	2,823,145	0.8
69,100		Regency Centers Corp.	2,599,542	0.8
145,300		SunTrust Bank	2,571,810	0.8
61,600		T. Rowe Price Group, Inc.	3,508,120	1.1
36,100		Torchmark Corp.	1,566,379	0.5
70,700		Transatlantic Holdings, Inc.	3,869,411	1.2
33,976		Vornado Realty Trust	2,611,395	0.8
138,300		WR Berkley Corp.	4,756,137	1.4
174,100		XL Group PLC	3,441,957	1.0
92,500		Zions Bancorp.	1,505,900	0.5
			78,214,971	23.4
		Health Care: 6.2%
107,380		AmerisourceBergen Corp.	3,993,462	1.2
40,300		Becton Dickinson & Co.	3,011,216	0.9
38,300		Cigna Corp.	1,608,600	0.5
77,900	@	Coventry Health Care, Inc.	2,365,823	0.7
66,100	@	HCA Holdings, Inc.	1,456,183	0.4
41,700		Humana, Inc.	3,653,337	1.1
174,700		Lincare Holdings, Inc.	4,491,537	1.4
			20,580,158	6.2
		Industrials: 8.8%
40,700		Alliant Techsystems, Inc.	2,326,412	0.7
81,400		Ametek, Inc.	3,426,940	1.0
77,400		Carlisle Cos., Inc.	3,428,820	1.0
64,079		Cooper Industries PLC	3,469,878	1.0
109,500	@	Fortune Brands Home & Security, Inc.	1,864,785	0.6
27,800		L-3 Communications Holdings, Inc.	1,853,704	0.5

See Accompanying Notes to Financial Statements

49

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
65,200		Regal-Beloit Corp.	$3,323,244	1.0
237,917		Republic Services, Inc.	6,554,613	2.0
65,041		Snap-On, Inc.	3,292,376	1.0
			29,540,772	8.8
		Information Technology: 6.5%
87,100		Amphenol Corp.	3,953,469	1.2
94,600		Analog Devices, Inc.	3,384,788	1.0
90,700	@	Arrow Electronics, Inc.	3,393,087	1.0
117,800		Jack Henry & Associates, Inc.	3,959,258	1.2
127,000	@	Synopsys, Inc.	3,454,400	1.0
115,430	@	TE Connectivity Ltd.	3,556,398	1.1
			21,701,400	6.5
		Materials: 7.3%
36,320		Airgas, Inc.	2,835,866	0.9
64,708		Albemarle Corp.	3,333,109	1.0
138,000		Ball Corp.	4,927,980	1.5
48,500		Rock-Tenn Co.	2,798,450	0.8
40,300		Sherwin-Williams Co.	3,597,581	1.1
54,400		Sigma-Aldrich Corp.	3,397,824	1.0
89,200		Silgan Holdings, Inc.	3,446,688	1.0
			24,337,498	7.3
		Telecommunications: 1.4%
63,500		CenturyTel, Inc.	2,362,200	0.7
89,387		Telephone & Data Systems, Inc.	2,128,305	0.7
			4,490,505	1.4
		Utilities: 13.5%
100,100		CenterPoint Energy, Inc.	2,011,009	0.6
257,900		CMS Energy Corp.	5,694,432	1.7
121,300		Energen Corp.	6,065,000	1.8
50,500		Northeast Utilities	1,821,535	0.5
78,200		NSTAR	3,672,272	1.1
200,100		NV Energy, Inc.	3,271,635	1.0
53,800		Oneok, Inc.	4,663,922	1.4
73,300		Sempra Energy	4,031,500	1.2
153,400		Westar Energy, Inc.	4,414,852	1.3
122,900		Wisconsin Energy Corp.	4,296,584	1.3
187,900		Xcel Energy, Inc.	5,193,556	1.6
			45,136,297	13.5
		Total Common Stock (Cost $286,169,469)	324,023,470	97.0

SHORT-TERM INVESTMENTS: 3.1%
		Mutual Funds: 3.1%
10,315,919		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $10,315,919)	10,315,919	3.1

		Total Short-Term Investments (Cost $10,315,919)	10,315,919	3.1

		Total Investments in Securities (Cost $296,485,388)	$334,339,389	100.1
		Liabilities in Excess of Other Assets	(174,855)	(0.1)
		Net Assets	$334,164,534	100.0

@	Non-income producing security

Cost for federal income tax purposes is $301,250,791.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$49,962,245
Gross Unrealized Depreciation	(16,873,647)

Net Unrealized Appreciation	$33,088,598

See Accompanying Notes to Financial Statements

50

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$324,023,470	$—	$—	$324,023,470
Short-Term Investments	10,315,919	—	—	10,315,919
Total Investments, at value	$334,339,389	$—	$—	$334,339,389

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

51

PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Argentina: 0.3%
103,180		YPF SA ADR	$3,578,282	0.3

		Brazil: 4.0%
456,500		All America Latina Logistica SA	2,276,076	0.2
2,730,200		BM&F Bovespa S.A.	14,344,436	1.0
537,400		Cia de Bebidas das Americas ADR	19,394,766	1.3
555,480		Embraer SA ADR	14,009,206	0.9
353,150		Itau Unibanco Holding SA ADR	6,554,464	0.4
158,000		Multiplus SA	2,731,805	0.2
			59,310,753	4.0
		Denmark: 0.6%
123,462		Carlsberg A/S	8,693,398	0.6

		Finland: 0.7%
492,816		Fortum OYJ	10,495,997	0.7

		France: 5.6%
173,158	L	LVMH Moet Hennessy Louis Vuitton S.A.	24,391,785	1.6
90,370		PPR	12,899,318	0.9
177,530		Societe Generale	3,919,076	0.3
259,604		Technip S.A.	24,337,802	1.6
339,224		Total S.A.	17,309,844	1.2
			82,857,825	5.6
		Germany: 9.5%
195,104		Allianz AG	18,633,202	1.3
277,612		Bayer AG	17,729,214	1.2
481,494		Bayerische Motoren Werke AG	22,732,944	1.6
75,982		Linde AG	11,291,846	0.8
567,667		SAP AG	30,024,771	2.0
403,847		Siemens AG	38,638,317	2.6
			139,050,294	9.5
		India: 2.0%
1,488,707		DLF Ltd.	5,121,129	0.4
348,113		Infosys Technologies Ltd.	18,118,550	1.2
1,576,003	@	Wire and Wireless India Ltd.	176,257	0.0
307,844	@	Zee Learn Ltd.	68,817	0.0
2,471,859		Zee Telefilms Ltd.	5,482,457	0.4
			28,967,210	2.0
		Ireland: 0.6%
435,880		XL Group PLC	8,617,348	0.6

		Italy: 1.5%
340,418	@,L	Lottomatica S.p.A.	5,094,498	0.3
427,353		Prysmian S.p.A.	5,280,256	0.4
141,255	L	Tod’s S.p.A.	11,474,548	0.8
			21,849,302	1.5
		Japan: 9.3%
13,341		Dai-ichi Life Insurance Co., Ltd.	13,096,817	0.9
71,500		Fanuc Ltd.	10,906,056	0.7
425,400		Hoya Corp.	9,145,725	0.6
3,005		KDDI Corp.	19,299,023	1.3
60,683		Keyence Corp.	14,627,016	1.0
104,500		Kyocera Corp.	8,380,235	0.6
506,800		Mitsubishi Tanabe Pharma Corp.	8,006,468	0.5
337,700		Murata Manufacturing Co., Ltd.	17,294,200	1.2
129,000		Nidec Corp.	11,200,550	0.8
37,900		Nintendo Co., Ltd.	5,203,372	0.3
469,300		Sony Corp.	8,461,943	0.6
403,000		Sumitomo Mitsui Financial Group, Inc.	11,176,310	0.8
			136,797,715	9.3
		Mexico: 3.4%
3,426,602		Fomento Economico Mexicano SA de CV ADR	23,948,669	1.6
1,452,967		Grupo Modelo S.A.	9,162,583	0.6
822,734		Grupo Televisa SAB ADR	17,326,778	1.2
			50,438,030	3.4
		Netherlands: 2.6%
884,143		European Aeronautic Defence and Space Co. NV	27,531,307	1.9
523,829		Koninklijke Philips Electronics NV	10,990,797	0.7
			38,522,104	2.6
		South Korea: 0.6%
38,066	@	E-Mart Co. Ltd.	9,204,758	0.6

		Spain: 2.7%
2,099,262		Banco Bilbao Vizcaya Argentaria S.A.	18,083,426	1.2
270,871		Inditex S.A.	22,112,474	1.5
			40,195,900	2.7
		Sweden: 6.5%
932,753		Assa Abloy AB	23,324,103	1.6
5,724,696		Telefonaktiebolaget LM Ericsson	58,051,930	3.9
787,476		Investor AB	14,646,059	1.0
			96,022,092	6.5
		Switzerland: 5.5%
778,875		Credit Suisse Group	18,255,410	1.2
332,040		Nestle S.A.	19,066,907	1.3
64,673		Roche Holding AG - Genusschein	10,937,391	0.8
312,039		Transocean Ltd.	11,979,177	0.8
1,686,609		UBS AG - Reg	20,007,713	1.4
			80,246,598	5.5

See Accompanying Notes to Financial Statements

52

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Taiwan: 1.2%
7,235,111		Taiwan Semiconductor Manufacturing Co., Ltd.	$18,077,646	1.2

		United Kingdom: 3.0%
1,178,830		Kingfisher PLC	4,580,895	0.3
1,636,216		Prudential PLC	16,188,875	1.1
711,907		Unilever PLC	23,872,975	1.6
			44,642,745	3.0
		United States: 39.1%
244,950		3M Co.	20,019,763	1.4
53,500		Abercrombie & Fitch Co.	2,612,940	0.2
625,593	@	Adobe Systems, Inc.	17,685,514	1.2
646,260		Aetna, Inc.	27,265,709	1.9
298,460		Aflac, Inc.	12,911,380	0.9
64,470		Allergan, Inc.	5,656,598	0.4
880,300		Altera Corp.	32,659,130	2.2
219,920		Amgen, Inc.	14,121,063	1.0
681,710	@	Amylin Pharmaceuticals, Inc.	7,757,860	0.5
264,790		Automatic Data Processing, Inc.	14,301,308	1.0
693,410		Carnival Corp.	22,632,902	1.5
292,420		Colgate-Palmolive Co.	27,016,684	1.8
865,490		Corning, Inc.	11,234,060	0.8
1,528,770	@	eBay, Inc.	46,367,594	3.2
280,710		Emerson Electric Co.	13,078,279	0.9
507,490		Fidelity National Title Group, Inc.	8,084,316	0.5
184,460	@	Gilead Sciences, Inc.	7,549,948	0.5
161,640		Goldman Sachs Group, Inc.	14,617,105	1.0
31,220	@	Google, Inc. - Class A	20,164,998	1.4
595,950		Intuit, Inc.	31,341,011	2.1
791,740	@	Juniper Networks, Inc.	16,159,413	1.1
902,530		Maxim Integrated Products	23,501,881	1.6
328,160		McDonald’s Corp.	32,924,293	2.2
396,090		McGraw-Hill Cos., Inc.	17,812,167	1.2
880,900		Microsoft Corp.	22,868,164	1.6
361,530	@,L	Theravance, Inc.	7,989,813	0.5
402,300		Tiffany & Co.	26,656,398	1.8
682,060		Walt Disney Co.	25,577,250	1.7
410,430		WellPoint, Inc.	27,190,988	1.8
336,920		Zimmer Holdings, Inc.	17,998,266	1.2
			575,756,795	39.1
		Total Common Stock (Cost $1,309,918,679)	1,453,324,792	98.7

Principal Amount†
SHORT-TERM INVESTMENTS: 1.6%
		Securities Lending Collateral(cc)(1): 0.6%
1,951,685		Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,951,702, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,990,719, due 01/19/12-12/20/41)	1,951,685	0.1
1,951,685		Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,951,702, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,990,719, due 06/28/12-11/01/41)	1,951,685	0.1
1,951,685		Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,951,706, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $1,990,719, due 04/01/20-12/01/48)	1,951,685	0.2
1,951,685		Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,951,702, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $1,990,719, due 11/15/12-10/01/44)	1,951,685	0.2

See Accompanying Notes to Financial Statements

53

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(cc)(1) (continued)
410,881	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $410,881, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $419,099, due 08/15/12-11/15/40)	$410,881	0.0
		8,217,621	0.6

Shares
	Mutual Funds: 1.0%
14,603,441	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $14,603,441)	14,603,441	1.0

	Total Short-Term Investments (Cost $22,821,062)	22,821,062	1.6

	Total Investments in Securities (Cost $1,332,739,741)	$1,476,145,854	100.3
	Liabilities in Excess of Other Assets	(4,033,568)	(0.3)
	Net Assets	$1,472,112,286	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $1,349,564,798.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$271,258,590
Gross Unrealized Depreciation	(144,677,534)
Net Unrealized Appreciation	$126,581,056

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	17.8%
Consumer Staples	9.4
Energy	3.9
Financials	14.0
Health Care	10.3
Industrials	12.3
Information Technology	28.2
Materials	0.8
Telecommunications	1.3
Utilities	0.7
Short-Term Investments	1.6
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

54

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Argentina	$3,578,282	$—	$—	$3,578,282
Brazil	52,756,289	6,554,464	—	59,310,753
Denmark	—	8,693,398	—	8,693,398
Finland	—	10,495,997	—	10,495,997
France	—	82,857,825	—	82,857,825
Germany	—	139,050,294	—	139,050,294
India	—	28,967,210	—	28,967,210
Ireland	8,617,348	—	—	8,617,348
Italy	—	21,849,302	—	21,849,302
Japan	—	136,797,715	—	136,797,715
Mexico	50,438,030	—	—	50,438,030
Netherlands	—	38,522,104	—	38,522,104
South Korea	—	9,204,758	—	9,204,758
Spain	—	40,195,900	—	40,195,900
Sweden	—	96,022,092	—	96,022,092
Switzerland	11,979,177	68,267,421	—	80,246,598
Taiwan	—	18,077,646	—	18,077,646
United Kingdom	—	44,642,745	—	44,642,745
United States	575,756,795	—	—	575,756,795
Total Common Stock	703,125,921	750,198,871	—	1,453,324,792
Short-Term Investments	14,603,441	8,217,621	—	22,821,062
Total Investments, at value	$717,729,362	$758,416,492	$—	$1,476,145,854

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

55

PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO	AS OF DECEMBER 31, 2011

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 29.9%
			Consumer Discretionary: 0.2%
2,105,731			Access Group, Inc., 1.718%, 10/27/25	$2,116,290	0.2
91,343			CVS Pass-Through Trust, 6.943%, 01/10/30	101,514	0.0
				2,217,804	0.2
			Consumer Staples: 0.6%
3,000,000			Anheuser-Busch InBev Worldwide, Inc., 4.125%, 01/15/15	3,237,270	0.3
3,000,000			Anheuser-Busch InBev Worldwide, Inc., 5.375%, 01/15/20	3,523,101	0.3
400,000			Philip Morris International, Inc., 5.650%, 05/16/18	473,646	0.0
300,000			Reynolds American, Inc., 7.625%, 06/01/16	358,142	0.0
				7,592,159	0.6
			Energy: 2.2%
6,910,000		Z	British Transco International Finance, 11/04/21	4,668,589	0.4
200,000		#,L	ENN Energy Holdings Ltd.., 6.000%, 05/13/21	180,852	0.0
90,889			Gazprom OAO, 7.201%, 02/01/20	96,683	0.0
2,600,000			Kinder Morgan Energy Partners LP, 5.950%, 02/15/18	2,973,443	0.3
2,000,000			Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 03/01/13	2,135,000	0.2
1,000,000			NV Energy, Inc., 6.250%, 11/15/20	1,040,803	0.1
300,000		#	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 06/30/21	310,500	0.0
3,100,000			Petrobras International Finance Co. - Pifco, 5.375%, 01/27/21	3,271,194	0.3
1,300,000			Petroleos Mexicanos, 6.000%, 03/05/20	1,449,890	0.1
2,500,000			Petroleos Mexicanos, 8.000%, 05/03/19	3,131,250	0.3
3,084,200			Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.298%, 09/30/20	3,323,226	0.3
2,600,000		L	Reliance Holdings USA, Inc., 4.500%, 10/19/20	2,365,709	0.2
400,000			Total Capital S.A., 4.450%, 06/24/20	446,178	0.0
300,000			Trans-Canada Pipelines, 7.625%, 01/15/39	433,390	0.0
				25,826,707	2.2
			Financials: 21.7%
700,000			Allstate Life Global Funding Trusts, 5.375%, 04/30/13	739,467	0.1
2,100,000		L	Ally Financial, Inc., 6.000%, 05/23/12	2,110,500	0.2
100,000			Ally Financial, Inc., 7.500%, 09/15/20	101,375	0.0
200,000			American Express Bank FSB, 6.000%, 09/13/17	226,935	0.0
200,000			American Express Centurion Bank, 6.000%, 09/13/17	226,493	0.0
700,000			American Express Co., 7.000%, 03/19/18	846,767	0.1
600,000			American Express Credit Corp., 5.875%, 05/02/13	630,961	0.1
EUR	6,100,000		American General Finance Corp., 4.125%, 11/29/13	6,303,183	0.5
300,000			American General Finance Corp., 4.875%, 07/15/12	288,750	0.0
CAD	1,000,000		American International Group, Inc., 4.900%, 06/02/14	975,460	0.1
3,300,000			American International Group, Inc., 5.850%, 01/16/18	3,234,723	0.3
800,000		#	ANZ National International Ltd., 6.200%, 07/19/13	849,266	0.1
700,000		#	Banco Santander Brazil SA/Cayman Islands, 2.659%, 03/18/14	667,301	0.1
300,000			Bank of America Corp., 0.787%, 08/15/16	232,995	0.0
900,000			Bank of America Corp., 5.750%, 12/01/17	851,319	0.1
4,400,000			Bank of America Corp., 6.500%, 08/01/16	4,436,309	0.4
300,000		#	Bank of China Hong Kong Ltd., 5.550%, 02/11/20	311,818	0.0
900,000			Bank of India, 6.250%, 02/16/21	865,138	0.1
1,700,000			Bank of India, 4.750%, 09/30/15	1,643,312	0.1
600,000		#	Bank of Montreal, 2.850%, 06/09/15	622,544	0.1
800,000		#,L	Bank of Nova Scotia, 1.650%, 10/29/15	799,913	0.1
4,100,000			Barclays Bank PLC, 5.450%, 09/12/12	4,189,425	0.4
700,000		#	Barclays Bank PLC, 6.050%, 12/04/17	636,189	0.1

See Accompanying Notes to Financial Statements

56

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Financials: (continued)
1,200,000		#	BBVA Bancomer SA/Texas, 6.500%, 03/10/21	$1,162,500	0.1
1,900,000			Bear Stearns Cos., Inc., 6.400%, 10/02/17	2,125,828	0.2
2,200,000		#	BNP Paribas, 5.186%, 06/29/49	1,474,000	0.1
300,000		#	BPCE S.A., 2.375%, 10/04/13	290,688	0.0
300,000		#	CIT Group, Inc., 5.250%, 04/01/14	300,375	0.0
448,096			CIT Group, Inc., 7.000%, 05/01/15	449,552	0.0
246,829			CIT Group, Inc., 7.000%, 05/01/16	247,138	0.0
345,563			CIT Group, Inc., 7.000%, 05/01/17	345,995	0.0
400,000			CitiFinancial, 6.625%, 06/01/15	421,292	0.0
3,200,000			Citigroup Capital XXI, 8.300%, 12/21/57	3,204,000	0.3
700,000			Citigroup, Inc., 5.300%, 10/17/12	711,533	0.1
2,300,000			Citigroup, Inc., 5.500%, 04/11/13	2,349,071	0.2
1,900,000			Citigroup, Inc., 5.500%, 08/27/12	1,930,947	0.2
500,000			Citigroup, Inc., 5.625%, 08/27/12	507,645	0.0
500,000			Citigroup, Inc., 5.850%, 07/02/13	514,246	0.0
7,700,000			Citigroup, Inc., 5.000%, 09/15/14	7,626,450	0.6
300,000			Citigroup, Inc., 6.125%, 05/15/18	319,644	0.0
1,900,000			Citigroup, Inc., 6.000%, 08/15/17	1,993,968	0.2
300,000			Citigroup, Inc., 8.500%, 05/22/19	353,524	0.0
6,300,000		#	Commonwealth Bank of Australia, 1.000%, 07/12/13	6,299,899	0.5
1,100,000		#	Commonwealth Bank of Australia, 6.024%, 03/29/49	1,017,978	0.1
700,000		#	Corp. Nacional del Cobre de Chile - CODELCO, 7.500%, 01/15/19	894,790	0.1
5,700,000		#	Credit Agricole S.A., 8.375%, 12/13/49	4,303,500	0.4
700,000			Credit Suisse/New York NY, 2.200%, 01/14/14	692,700	0.1
1,600,000			Deutsche Bank AG/London, 6.000%, 09/01/17	1,789,464	0.1
3,300,000		#	Dexia Credit Local, 0.908%, 04/29/14	2,995,799	0.3
SGD	2,100,000		Export Import Bank of South Korea, 1.050%, 03/03/12	1,617,415	0.1
1,800,000			Export-Import Bank of Korea, 4.125%, 09/09/15	1,854,785	0.2
500,000			Export-Import Bank of Korea, 5.125%, 06/29/20	525,846	0.0
11,900,000		#	FIH Erhvervsbank A/S, 0.912%, 06/13/13	11,893,693	1.0
2,100,000			Ford Motor Credit Co., LLC, 12.000%, 05/15/15	2,588,596	0.2
EUR	300,000		Fortis Bank Nederland Holding NV, 3.000%, 04/17/12	390,628	0.0
900,000			General Electric Capital Corp., 5.875%, 01/14/38	955,189	0.1
EUR	4,800,000		General Electric Capital Corp., 5.500%, 09/15/67	4,907,785	0.4
800,000			General Electric Capital Corp., 6.875%, 01/10/39	959,971	0.1
EUR	5,500,000		Goldman Sachs Group, Inc., 1.884%, 02/04/13	6,830,898	0.6
50,000			Goldman Sachs Group, Inc., 5.950%, 01/18/18	51,263	0.0
800,000			Goldman Sachs Group, Inc., 6.150%, 04/01/18	826,523	0.1
2,000,000			Goldman Sachs Group, Inc., 6.250%, 09/01/17	2,093,856	0.2
3,200,000			Goldman Sachs Group, Inc., 6.750%, 10/01/37	2,981,814	0.2
10,900,000			HSBC Holdings PLC, 5.100%, 04/05/21	11,599,420	1.0
1,800,000			ICICI Bank Ltd., 5.500%, 03/25/15	1,802,043	0.1
4,800,000		#	ICICI Bank Ltd../Dubai, 4.750%, 11/25/16	4,585,656	0.4
4,400,000			International Lease Finance Corp., 5.300%, 05/01/12	4,411,000	0.4
1,100,000			International Lease Finance Corp., 5.400%, 02/15/12	1,102,074	0.1
300,000			International Lease Finance Corp., 5.750%, 05/15/16	278,576	0.0
700,000		#	International Lease Finance Corp., 6.750%, 09/01/16	721,000	0.1
1,900,000			IPIC GMTN Ltd., 5.000%, 11/15/20	1,921,375	0.2
2,100,000			JPMorgan Chase & Co., 3.150%, 07/05/16	2,112,470	0.2
1,000,000			JPMorgan Chase & Co., 6.000%, 01/15/18	1,116,819	0.1

See Accompanying Notes to Financial Statements

57

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Financials: (continued)
900,000			JPMorgan Chase Bank NA, 0.872%, 06/13/16	$806,342	0.1
2,700,000			Korea Development Bank, 4.375%, 08/10/15	2,782,245	0.2
EUR	1,700,000		Kreditanstalt fuer Wiederaufbau, 2.000%, 09/07/16	2,249,740	0.2
2,700,000		±	Lehman Brothers Holdings, Inc., 6.200%, 09/26/14	725,625	0.1
300,000		±	Lehman Brothers Holdings, Inc., 6.875%, 05/02/18	81,000	0.0
2,000,000		±	Lehman Brothers Holdings, Inc., 05/25/10	520,000	0.0
EUR	2,364,000	±	Lehman Brothers Holdings, Inc., 06/12/13	841,390	0.1
1,200,000			Lloyds TSB Bank PLC, 4.875%, 01/21/16	1,170,770	0.1
6,700,000		#	Lloyds TSB Bank PLC, 5.800%, 01/13/20	6,368,819	0.5
3,000,000		#	Macquarie Group Ltd., 7.300%, 08/01/14	3,125,496	0.3
1,100,000			Merrill Lynch & Co., Inc., 0.757%, 06/05/12	1,079,151	0.1
GBP	600,000		Merrill Lynch & Co., Inc., 1.201%, 02/21/12	927,654	0.1
8,000,000			Merrill Lynch & Co., Inc., 5.450%, 02/05/13	8,060,936	0.7
300,000		L	Merrill Lynch & Co., Inc., 6.050%, 08/15/12	304,385	0.0
1,900,000			Merrill Lynch & Co., Inc., 6.875%, 04/25/18	1,875,173	0.2
500,000		#	Monumental Global Funding Ltd., 5.500%, 04/22/13	520,896	0.0
800,000			Morgan Stanley, 5.950%, 12/28/17	763,316	0.1
1,600,000			Morgan Stanley, 6.250%, 08/28/17	1,568,032	0.1
500,000		#	National Bank of Canada, 2.200%, 10/19/16	504,825	0.0
1,400,000		#	Nationwide Building Society, 6.250%, 02/25/20	1,390,803	0.1
4,800,000			Nomura Holdings, Inc., 6.700%, 03/04/20	5,060,458	0.4
300,000		#	Nordea Bank AB, 2.125%, 01/14/14	294,397	0.0
DKK	3,083,119		Nykredit Realkredit A/S, 2.092%, 10/01/38	524,070	0.1
DKK	2,701,267		Nykredit Realkredit A/S, 2.092%, 04/01/38	457,870	0.0
600,000			Principal Life Income Funding Trusts, 5.300%, 04/24/13	629,770	0.1
900,000			Principal Life Income Funding Trusts, 5.550%, 04/27/15	961,908	0.1
4,000,000		L	Province of Ontario Canada, 1.600%, 09/21/16	3,993,100	0.3
CAD	1,700,000		Province of Ontario Canada, 4.000%, 06/02/21	1,833,881	0.2
CAD	7,900,000		Province of Ontario Canada, 4.700%, 06/02/37	9,407,494	0.8
CAD	1,000,000		Province of Quebec Canada, 4.250%, 12/01/21	1,091,710	0.1
CAD	100,000		Province of Quebec Canada, 4.500%, 12/01/17	111,409	0.0
2,900,000			Qatari Diar Finance QSC, 5.000%, 07/21/20	3,103,000	0.3
DKK	2,678,735		Realkredit Danmark A/S, 2.440%, 01/01/38	453,351	0.0
DKK	8,561,791		Realkredit Danmark A/S, 2.440%, 01/01/38	1,460,929	0.1
100,000			Royal Bank of Scotland PLC, 3.950%, 09/21/15	93,866	0.0
600,000		#	Royal Bank of Scotland PLC, 6.990%, 10/29/49	378,750	0.0
1,600,000		#	Royal Bank of Scotland PLC, 2.625%, 05/11/12	1,610,504	0.1
200,000		#	Royal Bank of Scotland PLC, 4.875%, 08/25/14	195,839	0.0
3,300,000			Royal Bank of Scotland PLC, 4.375%, 03/16/16	3,151,738	0.3
GBP	1,600,000		Santander Issuances S.A Unipersonal, 7.300%, 07/27/19	2,099,724	0.2
6,400,000		#	Santander US Debt S.A. Unipersonal, 1.379%, 03/30/12	6,389,018	0.5
900,000			Sberbank of Russia Via SB Capital SA, 5.499%, 07/07/15	913,500	0.1
1,900,000			SLM Corp., 8.450%, 06/15/18	1,966,500	0.2
EUR	2,800,000		SLM Corp., 3.125%, 09/17/12	3,581,529	0.3
8,400,000			SLM Corp., 5.000%, 10/01/13	8,421,000	0.7
700,000			SLM Corp., 5.375%, 01/15/13	705,061	0.1
200,000		#,L	Societe Generale, 5.922%, 12/31/49	121,860	0.0
1,000,000			Springleaf Finance Corp., 6.900%, 12/15/17	725,000	0.1

See Accompanying Notes to Financial Statements

58

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
2,900,000	#	State Bank of India/London, 4.500%, 07/27/15	$2,871,162	0.2
700,000	#	Temasek Financial I Ltd., 4.300%, 10/25/19	754,900	0.1
300,000	#	TransCapitalInvest Ltd. for OJSC AK Transneft, 8.700%, 08/07/18	362,535	0.0
400,000	#	Turkiye Garanti Bankasi AS, 2.909%, 04/20/16	364,000	0.0
500,000		UBS AG, 5.750%, 04/25/18	518,584	0.0
1,000,000		UBS AG, 1.595%, 02/23/12	1,001,271	0.1
1,100,000		UBS Preferred Funding Trust V, 6.243%, 05/29/49	941,875	0.1
400,000	#,L	Vnesheconombank Via VEB Finance Ltd., 5.450%, 11/22/17	397,000	0.0
1,800,000		Wachovia Corp., 5.750%, 02/01/18	2,046,965	0.2
137,031		Washington Mutual Mortgage Pass-through Certificates, 0.614%, 01/25/45	102,595	0.0
1,200,000		Wells Fargo & Co., 5.625%, 12/11/17	1,369,532	0.1
3,400,000	#	Westpac Banking Corp., 3.585%, 08/14/14	3,627,576	0.3
1,500,000		White Nights Finance BV for Gazprom, 10.500%, 03/25/14	1,687,384	0.1
500,000		White Nights Finance BV for Gazprom, 10.500%, 03/08/14	563,303	0.0
146,000	#	ZFS Finance USA Trust IV, 5.875%, 05/09/32	138,700	0.0
			256,392,580	21.7
		Health Care: 0.5%
2,400,000		Amgen, Inc., 6.150%, 06/01/18	2,794,656	0.2
300,000		AstraZeneca PLC, 5.900%, 09/15/17	362,910	0.0
1,900,000		HCA, Inc., 8.500%, 04/15/19	2,090,000	0.2
600,000		UnitedHealth Group, Inc., 4.875%, 02/15/13	625,015	0.1
			5,872,581	0.5

		Industrials: 0.9%
7,100,000	#	Asciano Finance Ltd., 5.000%, 04/07/18	7,128,982	0.6
400,000	#	Braskem Finance Ltd., 5.750%, 04/15/21	401,000	0.0
600,000	#	C8 Capital SPV Ltd., 6.640%, 12/31/49	330,000	0.0
2,000,000	#	Noble Group Ltd., 6.750%, 01/29/20	1,740,000	0.2
400,000	#	Sydney Air, 5.125%, 02/22/21	406,451	0.1
			10,006,433	0.9
		Information Technology: 0.7%
1,300,000		Dell, Inc., 4.700%, 04/15/13	1,361,578	0.1
5,700,000		International Business Machines Corp., 5.700%, 09/14/17	6,912,322	0.6
			8,273,900	0.7
		Materials: 1.3%
3,800,000	#,L	Braskem Finance Ltd., 7.000%, 05/07/20	4,094,500	0.4
3,400,000	#	CSN Islands XI Corp., 6.875%, 09/21/19	3,609,100	0.3
1,500,000	#	CSN Resources S.A., 6.500%, 07/21/20	1,575,000	0.1
3,000,000	#	Gerdau Holdings, Inc., 7.000%, 01/20/20	3,180,000	0.3
300,000	#	Gerdau Trade, Inc., 5.750%, 01/30/21	299,250	0.0
400,000		Rohm & Haas Co., 6.000%, 09/15/17	455,474	0.0
1,400,000		Union Pacific Corp., 4.163%, 07/15/22	1,522,080	0.1
200,000		Vale Overseas Ltd., 6.250%, 01/23/17	226,432	0.0
500,000		Vale Overseas Ltd., 6.875%, 11/10/39	574,212	0.1
			15,536,048	1.3
		Telecommunications: 0.8%
3,416,000		AT&T, Inc., 4.950%, 01/15/13	3,561,269	0.3
600,000		AT&T, Inc., 5.500%, 02/01/18	695,248	0.1
1,500,000		AT&T, Inc., 6.300%, 01/15/38	1,844,704	0.2
2,500,000		BellSouth Corp., 5.200%, 09/15/14	2,765,845	0.2
200,000	#	Qtel International Finance Ltd., 4.750%, 02/16/21	202,500	0.0
			9,069,566	0.8
		Utilities: 1.0%
200,000	#	AES Corp., 7.375%, 07/01/21	216,500	0.0
300,000		Columbus Southern Power Co., 6.600%, 03/01/33	387,704	0.0
6,600,000	#	Comision Federal de Electricidad, 4.875%, 05/26/21	6,864,000	0.6
600,000	#,L	EDF S.A., 5.500%, 01/26/14	641,156	0.1
600,000	#	EDF S.A., 6.500%, 01/26/19	679,517	0.1

See Accompanying Notes to Financial Statements

59

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Utilities: (continued)
500,000		#	Electricite de France SA, 6.950%, 01/26/39	$589,391	0.0
2,100,000		#	Enel Finance International S.A., 6.250%, 09/15/17	2,007,067	0.2
500,000			Majapahit Holding BV, 7.250%, 06/28/17	560,600	0.0
JPY	1,000,000		Tokyo Electric Power Co., Inc./The, 1.500%, 05/30/14	10,918	0.0
JPY	7,000,000		Tokyo Electric Power Co., Inc./The, 1.850%, 07/28/14	76,099	0.0
				12,032,952	1.0
			Total Corporate Bonds/Notes (Cost $351,715,607)	352,820,730	29.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.0%
43,628			Adjustable Rate Mortgage Trust, 2.766%, 05/25/35	42,003	0.0
345,468			American Home Mortgage Investment Trust, 2.294%, 02/25/45	255,567	0.0
651,432			Arran Residential Mortgages Funding PLC, 2.620%, 05/16/47	842,160	0.1
1,700,000			Arran Residential Mortgages Funding PLC, 2.820%, 05/16/47	2,189,021	0.2
800,000			Banc of America Commercial Mortgage, Inc., 5.921%, 05/10/45	899,160	0.1
465,561			Banc of America Funding Corp., 2.695%, 05/25/35	454,491	0.0
380,957			Banc of America Funding Corp., 5.743%, 01/20/47	241,827	0.0
254,431			Banc of America Mortgage Securities, Inc., 2.873%, 07/25/33	242,152	0.0
17,008			Banc of America Mortgage Securities, Inc., 5.000%, 05/25/34	17,026	0.0
561,153		#	Banc of America Re-Remic Trust, 1.765%, 02/17/40	559,035	0.1
200,000		#	BCAP LLC Trust, 5.636%, 03/25/37	147,600	0.0
1,600,000		#	BCRR Trust, 5.858%, 07/17/40	1,795,726	0.2
2,229,325			Bear Stearns Adjustable Rate Mortgage Trust, 2.710%, 03/25/35	2,077,138	0.2
577,312			Bear Stearns Adjustable Rate Mortgage Trust, 2.732%, 11/25/34	453,180	0.0
1,252,241			Bear Stearns Adjustable Rate Mortgage Trust, 3.016%, 03/25/35	1,184,298	0.1
90,581			Bear Stearns Adjustable Rate Mortgage Trust, 5.397%, 02/25/36	76,303	0.0
307,012			Bear Stearns Alternative-A Trust, 2.592%, 05/25/35	225,216	0.0
184,331			Bear Stearns Alternative-A Trust, 2.772%, 09/25/35	116,901	0.0
538,559			Bear Stearns Alternative-A Trust, 2.823%, 11/25/36	261,289	0.0
100,000			Bear Stearns Commercial Mortgage Securities, 5.331%, 02/11/44	105,701	0.0
300,000			Bear Stearns Commercial Mortgage Securities, 5.471%, 01/12/45	339,225	0.0
478,103			Bear Stearns Structured Products, Inc., 2.553%, 01/26/36	281,208	0.0
301,761			Bear Stearns Structured Products, Inc., 3.618%, 12/26/46	178,971	0.0
454,987			Citigroup Mortgage Loan Trust, Inc., 2.700%, 08/25/35	403,218	0.0
900,000			Commercial Mortgage Pass-through Certificates, 5.306%, 12/10/46	979,568	0.1
159,720			Countrywide Home Loan Mortgage Pass-through Trust, 0.614%, 03/25/35	90,518	0.0
698,617		#	Countrywide Home Loan Mortgage Pass-through Trust, 0.634%, 06/25/35	589,108	0.1
702,475			Countrywide Home Loan Mortgage Pass-through Trust, 2.745%, 02/20/35	541,015	0.1
411,538			Countrywide Home Loan Mortgage Pass-through Trust, 2.751%, 11/25/34	297,360	0.0
466,809		#	Credit Suisse Mortgage Capital Certificates, 0.448%, 10/15/21	430,579	0.0

See Accompanying Notes to Financial Statements

60

Principal Amount†				Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,385,382		#	Credit Suisse Mortgage Capital Certificates, 0.508%, 10/15/21	$2,233,138	0.2
100,000			Credit Suisse Mortgage Capital Certificates, 5.661%, 03/15/39	107,701	0.0
2,300,000			Credit Suisse Mortgage Capital Certificates, 5.695%, 09/15/40	2,409,560	0.2
130,058			Downey Savings & Loan Association Mortgage Loan Trust, 2.688%, 07/19/44	91,800	0.0
EUR	108,934		European Loan Conduit, 1.612%, 05/15/19	116,315	0.0
252,556			First Horizon Mortgage Pass-through Trust, 2.746%, 08/25/35	194,516	0.0
6,568,642			Granite Master Issuer PLC, 0.465%, 12/20/54	6,279,621	0.5
241,270			Greenpoint Mortgage Pass-through Certificates, 2.798%, 10/25/33	192,522	0.0
100,000			Greenwich Capital Commercial Funding Corp., 4.799%, 08/10/42	107,704	0.0
600,000			Greenwich Capital Commercial Funding Corp., 5.444%, 03/10/39	651,898	0.1
640,353		#	GS Mortgage Securities Corp. II, 1.143%, 03/06/20	635,128	0.1
53,091			GSR Mortgage Loan Trust, 2.429%, 06/25/34	42,701	0.0
485,802			GSR Mortgage Loan Trust, 2.685%, 09/25/35	425,054	0.0
959			GSR Mortgage Loan Trust, 6.000%, 03/25/32	967	0.0
196,002			Harborview Mortgage Loan Trust, 0.505%, 05/19/35	104,062	0.0
369,823			Harborview Mortgage Loan Trust, 2.768%, 07/19/35	240,782	0.0
3,300,000		#	Hillmark Funding, 0.729%, 05/21/21	3,053,120	0.3
202,868			Indymac Index Mortgage Loan Trust, 2.592%, 12/25/34	140,608	0.0
1,700,000		#	JPMorgan Chase Commercial Mortgage Securities Corp., 4.070%, 11/15/43	1,795,942	0.2
800,000			JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, 05/15/47	851,580	0.1
2,600,000			JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, 01/15/49	2,821,615	0.2
4,300,000			JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, 06/12/47	4,626,260	0.4
300,000			JPMorgan Chase Commercial Mortgage Securities Corp., 5.882%, 02/15/51	327,178	0.0
798,577			JPMorgan Mortgage Trust, 2.798%, 07/25/35	730,054	0.1
160,572			JPMorgan Mortgage Trust, 5.024%, 02/25/35	156,315	0.0
233,018			Merrill Lynch Mortgage Investors Trust, 0.504%, 02/25/36	151,560	0.0
266,745			Merrill Lynch Mortgage Investors Trust, 2.200%, 05/25/33	236,800	0.0
300,000			Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485%, 03/12/51	316,775	0.0
189,749			MLCC Mortgage Investors, Inc., 0.544%, 11/25/35	143,578	0.0
105,200			MLCC Mortgage Investors, Inc., 1.270%, 10/25/35	83,630	0.0
100,000			Morgan Stanley Capital I, 5.809%, 12/12/49	110,576	0.0
4,700,000			Morgan Stanley Capital I, 5.879%, 06/11/49	5,187,625	0.5
68,331			Residential Accredit Loans, Inc., 0.694%, 03/25/33	61,864	0.0
48,210			Residential Asset Securitization Trust, 0.694%, 05/25/33	46,141	0.0
8,604			Residential Funding Mortgage Securities I, 6.500%, 03/25/32	8,948	0.0
189,201			Sequoia Mortgage Trust, 0.635%, 07/20/33	159,421	0.0

See Accompanying Notes to Financial Statements

61

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
323,536		Sequoia Mortgage Trust, 2.664%, 04/20/35	$293,824	0.0
30,098		SLM Student Loan Trust, 0.718%, 01/25/15	30,104	0.0
193,006		Structured Adjustable Rate Mortgage Loan Trust, 2.532%, 08/25/35	138,411	0.0
471,140		Structured Asset Mortgage Investments, Inc., 0.535%, 07/19/35	389,476	0.0
178,816	#	Structured Asset Securities Corp., 2.650%, 10/25/35	141,419	0.0
2,436,189		Thornburg Mortgage Securities Trust, 5.314%, 10/25/46	2,210,628	0.2
679,963	#	Wachovia Bank Commercial Mortgage Trust, 0.358%, 06/15/20	608,700	0.1
400,000		Wachovia Bank Commercial Mortgage Trust, 5.509%, 04/15/47	423,416	0.0
2,500,000		WaMu Mortgage Pass Through Certificates, 5.466%, 02/25/37	1,918,210	0.2
133,837		Washington Mutual Mortgage Pass-through Certificates, 0.604%, 01/25/45	100,057	0.0
17,860		Washington Mutual Mortgage Pass-through Certificates, 1.608%, 08/25/42	14,289	0.0
38,409		Washington Mutual Mortgage Pass-through Certificates, 2.468%, 02/27/34	36,605	0.0
817,407		Washington Mutual Mortgage Pass-through Certificates, 2.718%, 07/25/46	533,924	0.1
886,480		Washington Mutual Mortgage Pass-through Certificates, 2.718%, 08/25/46	582,530	0.1
266,276		Wells Fargo Mortgage-Backed Securities Trust, 2.665%, 05/25/35	248,363	0.0
561,111		Wells Fargo Mortgage-Backed Securities Trust, 2.710%, 12/25/34	529,197	0.1
333,299		Wells Fargo Mortgage-Backed Securities Trust, 2.948%, 01/25/35	307,181	0.0
		Total Collateralized Mortgage Obligations (Cost $59,740,379)	59,665,957	5.0

MUNICIPAL BONDS: 4.2%
		California: 2.0%
4,000,000		Bay Area Toll Authority, 7.043%, 04/01/50	5,302,280	0.5
1,000,000		California Infrastructure & Economic Development Bank, 6.486%, 05/15/49	1,152,160	0.1
1,200,000		California State Public Works Board, 7.804%, 03/01/35	1,375,596	0.1
500,000		California State University, 6.434%, 11/01/30	568,725	0.1
200,000		Los Angeles County Public Works Financing Authority, 7.488%, 08/01/33	252,002	0.0
300,000		Los Angeles County Public Works Financing Authority, 7.618%, 08/01/40	368,340	0.0
3,500,000		Los Angeles Department of Airports, 6.582%, 05/15/39	4,223,870	0.4
450,000	#	Orange County Sanitation District, 9.250%, 02/01/33	468,666	0.0
6,000,000		Southern California Public Power Authority, 5.943%, 07/01/40	7,095,780	0.6
400,000		State of California, 5.650%, 04/01/39	421,956	0.0
500,000		State of California, 7.500%, 04/01/34	598,345	0.1
500,000		State of California, 7.550%, 04/01/39	611,880	0.1
100,000		State of California, 7.700%, 11/01/30	113,647	0.0
200,000		University of California, 6.398%, 05/15/31	230,932	0.0
300,000		University of California, 6.548%, 05/15/48	359,817	0.0
			23,143,996	2.0

See Accompanying Notes to Financial Statements

62

Principal Amount†			Value	Percentage of Net Assets
MUNICIPAL BONDS: (continued)
		Illinois: 0.4%
1,000,000		Chicago Transit Authority, 6.200%, 12/01/40	$1,124,760	0.1
100,000		Chicago Transit Authority, 6.300%, 12/01/21	110,404	0.0
700,000		Chicago Transit Authority, 6.899%, 12/01/40	826,623	0.1
700,000		Chicago Transit Authority, 6.899%, 12/01/40	826,623	0.1
900,000		State of Illinois, 4.071%, 01/01/14	928,161	0.1
400,000		State of Illinois, 6.725%, 04/01/35	422,008	0.0
			4,238,579	0.4
		Nebraska: 0.0%
500,000		Public Power Generation Agency, 7.242%, 01/01/41	582,700	0.0

		Nevada: 0.4%
3,300,000		City of North Las Vegas NV, 6.572%, 06/01/40	3,771,702	0.3
600,000		County of Clark NV, 6.820%, 07/01/45	762,594	0.1
			4,534,296	0.4
		New Jersey: 0.1%
600,000		New Jersey Economic Development Authority, 1.546%, 06/15/13	600,132	0.1

		New York: 0.8%
1,000,000		New York City Municipal Water Finance Authority, 5.000%, 06/15/44	1,076,350	0.1
2,900,000		New York City Municipal Water Finance Authority, 5.882%, 06/15/44	3,621,201	0.3
1,000,000		New York City Municipal Water Finance Authority, 6.011%, 06/15/42	1,249,180	0.1
2,900,000		New York City Municipal Water Finance Authority, 6.282%, 06/15/42	3,291,210	0.3
100,000		Tobacco Settlement Financing Corp., 5.875%, 05/15/39	100,034	0.0
200,000		Tobacco Settlement Financing Corp., 6.250%, 06/01/42	194,684	0.0
			9,532,659	0.8
		Ohio: 0.0%
400,000		Buckeye Tobacco Settlement Financing Authority, 5.875%, 06/01/30	296,260	0.0

		Texas: 0.5%
2,200,000		City of San Antonio TX, 5.808%, 02/01/41	2,686,596	0.2
2,900,000		City of San Antonio TX, 6.308%, 02/01/37	3,268,735	0.3
400,000		Texas State Transportation Commission, 5.178%, 04/01/30	472,060	0.0
			6,427,391	0.5
		Wisconsin: 0.0%
70,000		Badger TOB Asset Securitization Corp., 6.125%, 06/01/27	71,719	0.0
		Total Municipal Bonds (Cost $42,112,168)	49,427,732	4.2

ASSET-BACKED SECURITIES: 0.2%
		Home Equity Asset-Backed Securities: 0.1%
492,283		Household Home Equity Loan Trust, 0.575%, 01/20/34	448,589	0.1

		Other Asset-Backed Securities: 0.1%
127,857		Countrywide Asset-Backed Certificates, 0.374%, 10/25/47	126,232	0.0
1,418,195		Countrywide Asset-Backed Certificates, 0.474%, 09/25/36	1,116,488	0.1
206,472		JPMorgan Mortgage Acquisition Corp., 0.354%, 03/25/47	169,750	0.0
58,753		Long Beach Mortgage Loan Trust, 0.854%, 10/25/34	43,315	0.0
			1,455,785	0.1
		Total Asset-Backed Securities (Cost $2,293,442)	1,904,374	0.2

U.S. TREASURY OBLIGATIONS: 25.2%
		Treasury Inflation Indexed Protected Securities: 2.8%
10,454,106	S	1.125%, due 01/15/21	11,665,308	1.0
648,474		1.750%, due 01/15/28	780,145	0.0
3,536,449	S	2.000%, due 01/15/26	4,349,280	0.4
2,522,499		2.375%, due 01/15/25	3,208,303	0.3
1,908,692		2.375%, due 01/15/27	2,466,687	0.2
6,011,163	S	2.500%, due 01/15/29	8,028,191	0.7
1,119,928		3.625%, due 04/15/28	1,665,106	0.1
1,406,440		0.625%, due 07/15/21	1,505,220	0.1
			33,668,240	2.8

See Accompanying Notes to Financial Statements

63

Principal Amount†				Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
			U.S. Treasury Bonds: 13.7%
300,000			2.000%, due 11/15/21	$303,328	0.0
23,300,000			2.625%, due 11/15/20	25,080,260	2.1
66,600,000		S	3.625%, due 02/15/21	77,308,015	6.6
21,900,000			2.625%, due 08/15/20	23,619,500	2.0
9,900,000			3.000%, due 02/28/17	10,953,420	0.9
1,500,000			3.375%, due 11/15/19	1,710,117	0.2
8,400,000			3.500%, due 05/15/20	9,661,310	0.8
10,900,000			3.625%, due 02/15/20	12,640,599	1.1
				161,276,549	13.7
			U.S. Treasury Notes: 8.7%
2,000,000			1.375%, due 11/30/18	2,007,188	0.2
34,500,000			0.250%, due 12/15/14	34,397,569	2.9
25,500,000			0.875%, due 12/31/16	25,555,794	2.2
40,000,000		S	1.500%, due 08/31/18	40,600,000	3.4
				102,560,551	8.7
			Total U.S. Treasury Obligations (Cost $291,798,336)	297,505,340	25.2

FOREIGN GOVERNMENT BONDS: 7.6%
BRL	2,000,000		Brazil Government International Bond, 10.250%, 01/10/28	1,227,717	0.1
CAD	2,600,000	#	Canada Housing Trust No 1, 3.350%, 12/15/20	2,761,474	0.2
CAD	900,000	#	Canada Housing Trust No 1, 3.750%, 03/15/20	984,306	0.1
CAD	400,000	#	Canada Housing Trust No 1, 3.800%, 06/15/21	439,244	0.0
600,000			Canadian Government, 3.750%, 06/01/19	674,067	0.1
100,000			Canadian Government, 4.250%, 06/01/18	114,572	0.0
CAD	2,300,000		Canadian Government Bond, 2.750%, 09/01/16	2,408,255	0.2
CAD	600,000		Canadian Government Bond, 3.250%, 06/01/21	654,950	0.1
EUR	100,000		European Investment Bank, 3.625%, 01/15/21	136,292	0.0
EUR	100,000		European Investment Bank, 4.625%, 04/15/20	146,409	0.0
600,000		#	Export-Import Bank of China, 4.875%, 07/21/15	648,265	0.1
900,000			Federative Republic of Brazil, 12.500%, 01/05/22	615,778	0.1
EUR	1,800,000		Instituto de Credito Oficial, 3.154%, 03/25/14	2,200,648	0.2
EUR	310,698		Italy Buoni Poliennali Del Tesoro, 2.100%, 09/15/16	350,265	0.0
EUR	3,144,330		Italy Buoni Poliennali Del Tesoro, 2.100%, 09/15/21	3,052,196	0.3
JPY	1,300,000,000		Japan Treasury Bill, 02/06/12	16,888,469	1.4
JPY	1,690,000,000		Japan Treasury Bill, 02/13/12	21,954,358	1.9
JPY	1,120,000,000		Japan Treasury Bill, 02/20/12	14,549,421	1.2
400,000		#	Korea Housing Finance Corp., 4.125%, 12/15/15	415,117	0.0
600,000			Mexico Government International Bond, 6.050%, 01/11/40	736,500	0.1
250,000			Panama Government International Bond, 8.875%, 09/30/27	376,250	0.0
71,000			Panama Government International Bond, 9.375%, 04/01/29	113,245	0.0
CAD	100,000		Province of British Columbia Canada, 3.250%, 12/18/21	101,858	0.0
CAD	100,000		Province of British Columbia Canada, 4.300%, 06/18/42	115,643	0.0
1,300,000			Province of Ontario Canada, 1.375%, 01/27/14	1,314,413	0.1
CAD	500,000		Province of Ontario Canada, 3.150%, 06/02/22	501,070	0.0
300,000			Province of Ontario Canada, 3.000%, 07/16/18	315,989	0.0
CAD	200,000		Province of Ontario Canada, 4.200%, 03/08/18	220,001	0.0
CAD	1,600,000		Province of Ontario Canada, 4.200%, 06/02/20	1,754,684	0.2
CAD	700,000		Province of Ontario Canada, 4.300%, 03/08/17	769,529	0.1
CAD	1,000,000		Province of Ontario Canada, 4.400%, 06/02/19	1,113,355	0.1
CAD	600,000		Province of Ontario Canada, 4.600%, 06/02/39	711,719	0.1
CAD	300,000		Province of Ontario Canada, 5.500%, 06/02/18	352,367	0.0
CAD	300,000		Province of Quebec Canada, 3.500%, 12/01/22	306,608	0.0
CAD	400,000		Quebec Province, 4.500%, 12/01/18	446,826	0.0

See Accompanying Notes to Financial Statements

64

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
RUB	200,000		Russian Foreign Bond - Eurobond, 3.625%, 04/29/15	$201,500	0.0
668,000		+	Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	777,385	0.1
1,000,000		#	Societe Financement de l’Economie Francaise, 0.780%, 07/16/12	1,002,310	0.1
EUR	700,000		Societe Financement de l’Economie Francaise, 2.125%, 05/20/12	908,433	0.1
200,000		#	Societe Financement de l’Economie Francaise, 3.375%, 05/05/14	205,133	0.0
EUR	5,700,000		Spain Government Bond, 4.650%, 07/30/25	6,722,112	0.6
GBP	200,000		United Kingdom Gilt, 4.250%, 12/07/40	383,236	0.0
GBP	100,000		United Kingdom Gilt, 4.250%, 09/07/39	191,428	0.0
			Total Foreign Government Bonds (Cost $90,773,136)	89,863,397	7.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 48.0%
			Federal Home Loan Mortgage Corporation: 1.6%##
1,175,589			1.609%, due 07/25/44	1,198,786	0.1
302,843			0.428%, due 07/15/19	302,298	0.0
740,039			0.428%, due 08/15/19	738,643	0.1
238,982			1.399%, due 10/25/44	233,899	0.0
357,635			1.875%, due 03/25/24	366,658	0.1
300,000			2.000%, due 08/25/16	312,445	0.0
74,636			2.095%, due 09/01/35	77,743	0.0
12,875			2.490%, due 04/01/32	13,550	0.0
300,000			2.500%, due 05/27/16	318,188	0.0
11,261			3.500%, due 07/15/32	11,649	0.0
—		W	4.000%, due 08/15/40	—	—
333,575			4.500%, due 03/01/41	353,776	0.0
7,709,934			4.500%, due 09/01/41	8,175,036	0.7
2,291			5.500%, due 03/15/17	2,291	0.0
69,555			5.500%, due 03/01/23	76,023	0.0
118,820			5.500%, due 05/01/23	129,871	0.0
1,693			5.500%, due 08/15/30	1,928	0.0
977,641			5.500%, due 06/01/36	1,065,052	0.1
1,652,122			5.500%, due 12/01/37	1,808,099	0.2
477,401			5.500%, due 07/01/38	518,743	0.1
2,018			6.000%, due 10/01/17	2,202	0.0
13,694			6.000%, due 02/01/22	15,049	0.0
311,228			6.000%, due 03/01/23	342,994	0.0
304,828			6.000%, due 09/01/37	335,322	0.0
13,210			6.000%, due 10/01/37	14,590	0.0
78,013			6.000%, due 06/01/38	86,914	0.0
151,897			6.000%, due 04/01/39	166,902	0.0
54,879			6.000%, due 05/01/39	60,300	0.0
1,209,157			6.000%, due 08/01/39	1,328,604	0.1
400,000			4.875%, due 06/13/18	482,800	0.1
227,403			4.500%, due 02/01/39	241,246	0.0
216,057			4.500%, due 02/01/39	229,209	0.0
				19,010,810	1.6

			Federal National Mortgage Association: 46.4%##
351,309			0.354%, due 07/25/37	337,598	0.0
91,031			0.414%, due 03/25/34	90,447	0.0
655,034			0.604%, due 04/25/37	652,263	0.1
1,312,404			0.744%, due 09/25/35	1,307,517	0.1
82,302			1.408%, due 10/01/44	82,758	0.0
118,591			1.408%, due 10/01/44	119,281	0.0
712,718			1.623%, due 02/01/33	735,876	0.1
4,685			1.750%, due 02/01/20	4,711	0.0
496,931			1.752%, due 09/01/35	510,761	0.1
74,255			1.813%, due 04/25/24	76,471	0.0
184,720			2.183%, due 08/01/35	192,323	0.0
10,076			2.403%, due 09/01/31	10,637	0.0
69,642			2.460%, due 04/01/32	70,344	0.0
798,309			2.499%, due 11/01/34	847,756	0.1
262,151			2.550%, due 02/01/35	275,716	0.0
239,263			2.560%, due 09/01/34	253,442	0.0
—		W	3.000%, due 09/25/26	—	—
51,000,000		W	3.000%, due 10/25/26	52,522,029	4.5
299,581			3.330%, due 11/01/21	317,941	0.0
1,000,000			3.500%, due 08/01/25	1,046,985	0.1
961,744			3.500%, due 08/01/25	1,006,932	0.1
50,018			3.500%, due 09/01/25	52,368	0.0
881,154			3.500%, due 09/01/25	922,555	0.1
9,000,000		W	3.500%, due 09/25/25	9,414,885	0.8
25,194			3.500%, due 10/01/25	26,377	0.0
1,762,965			3.500%, due 10/01/25	1,845,799	0.2
75,700,000		W	3.500%, due 01/25/26	79,177,469	6.7
199,981			3.500%, due 02/01/26	209,377	0.0
64,793			3.500%, due 02/01/26	67,837	0.0
54,053			3.500%, due 06/01/26	56,593	0.0
5,000,000			3.500%, due 12/01/26	5,234,926	0.5
19,775			4.000%, due 06/01/13	20,856	0.0
247,027			4.000%, due 07/01/13	260,427	0.0
740,618			4.000%, due 08/01/13	780,522	0.1
143,122			4.000%, due 01/01/14	151,036	0.0
298,423			4.000%, due 03/01/14	314,925	0.0
43,373			4.000%, due 04/01/14	45,771	0.0
95,166			4.000%, due 05/01/14	100,428	0.0
165,127			4.000%, due 07/01/18	175,701	0.0
5,000,000		W	4.000%, due 01/25/24	5,274,219	0.5
20,069			4.000%, due 04/01/24	21,179	0.0
223,558			4.000%, due 04/01/24	235,917	0.0
241,630			4.000%, due 05/01/24	254,988	0.0
61,447			4.000%, due 07/01/24	64,844	0.0
216,220			4.000%, due 09/01/24	228,173	0.0
27,400			4.000%, due 09/01/24	28,915	0.0
175,785			4.000%, due 09/01/24	185,503	0.0
635,126			4.000%, due 10/01/24	670,239	0.1
15,698			4.000%, due 10/01/24	16,565	0.0
42,585			4.000%, due 01/01/25	44,939	0.0
132,972			4.000%, due 01/01/25	140,324	0.0
62,850			4.000%, due 02/01/25	66,325	0.0
51,719			4.000%, due 05/01/25	54,578	0.0
61,926			4.000%, due 06/01/25	65,349	0.0
44,629			4.000%, due 07/01/25	47,096	0.0
25,348			4.000%, due 08/01/25	26,749	0.0
56,008			4.000%, due 10/01/25	59,401	0.0
50,438			4.000%, due 11/01/25	53,226	0.0
657,346			4.000%, due 01/01/26	693,687	0.1

See Accompanying Notes to Financial Statements

65

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
48,311		4.000%, due 02/01/26	$50,982	0.0
23,952		4.000%, due 02/01/26	25,493	0.0
357,319		4.000%, due 03/01/26	378,782	0.0
224,693		4.000%, due 04/01/26	237,396	0.0
35,651		4.000%, due 04/01/26	37,667	0.0
3,999,997		4.000%, due 04/01/26	4,226,137	0.4
57,453		4.000%, due 04/01/26	60,701	0.0
147,925		4.000%, due 06/01/26	157,443	0.0
243,595		4.000%, due 06/01/26	258,356	0.0
209,586		4.000%, due 06/01/26	221,435	0.0
34,087,083		4.000%, due 04/01/41	35,861,537	3.1
920,974		4.000%, due 06/01/41	968,916	0.1
8,504		4.500%, due 08/01/13	8,631	0.0
983,394		4.500%, due 01/01/15	1,049,168	0.1
51,257		4.500%, due 07/01/17	54,741	0.0
46,325		4.500%, due 06/01/18	49,494	0.0
105,047		4.500%, due 07/01/18	112,512	0.0
222,632		4.500%, due 10/01/18	238,454	0.0
24,378		4.500%, due 03/01/19	26,050	0.0
81,672		4.500%, due 01/01/20	87,272	0.0
157,513		4.500%, due 03/01/20	168,510	0.0
161,850		4.500%, due 03/01/23	172,745	0.0
22,176		4.500%, due 03/01/23	23,669	0.0
8,103		4.500%, due 05/01/23	8,648	0.0
73,717		4.500%, due 03/01/24	78,634	0.0
69,894		4.500%, due 05/01/24	74,598	0.0
234,290		4.500%, due 06/01/24	249,915	0.0
67,942		4.500%, due 07/01/24	72,473	0.0
76,196		4.500%, due 06/01/25	81,278	0.0
154,048		4.500%, due 07/01/25	164,417	0.0
10,874,000		4.500%, due 01/01/26	11,605,996	1.0
239,264		4.500%, due 07/01/26	256,119	0.0
12,469,236		4.500%, due 04/01/29	13,347,676	1.1
11,999,994		4.500%, due 04/01/29	12,845,377	1.1
107,302		4.500%, due 05/01/29	114,861	0.0
359,168		4.500%, due 02/01/31	384,247	0.0
50,722		4.500%, due 08/01/35	54,097	0.0
36,883		4.500%, due 04/01/38	39,291	0.0
342,332		4.500%, due 08/01/38	364,683	0.0
6,623,060		4.500%, due 01/01/39	7,055,495	0.6
1,267,469		4.500%, due 01/01/39	1,350,225	0.1
327,307		4.500%, due 01/01/39	348,677	0.0
93,000,000	W	4.500%, due 01/25/39	98,986,875	8.4
183,256		4.500%, due 02/01/39	195,221	0.0
807,280		4.500%, due 02/01/39	859,989	0.1
14,166		4.500%, due 02/01/39	15,129	0.0
61,800		4.500%, due 02/01/39	65,835	0.0
18,992		4.500%, due 03/01/39	20,233	0.0
21,486		4.500%, due 03/01/39	22,888	0.0
18,177		4.500%, due 03/01/39	19,363	0.0
1,199,009		4.500%, due 04/01/39	1,277,295	0.1
1,140,717		4.500%, due 04/01/39	1,215,197	0.1
863,179		4.500%, due 04/01/39	919,538	0.1
5,459,472		4.500%, due 05/01/39	5,815,933	0.5
390,692		4.500%, due 05/01/39	416,201	0.0
86,191		4.500%, due 05/01/39	91,819	0.0
986,449		4.500%, due 05/01/39	1,055,018	0.1
798,171		4.500%, due 05/01/39	850,286	0.1
3,833,892		4.500%, due 06/01/39	4,084,215	0.4
24,805,963		4.500%, due 06/01/39	26,425,602	2.3
482,515		4.500%, due 08/01/39	514,019	0.1
86,434		4.500%, due 08/01/39	92,077	0.0
36,058		4.500%, due 08/01/39	38,412	0.0
1,733,864		4.500%, due 08/01/39	1,847,072	0.2
3,708,407		4.500%, due 09/01/39	3,950,537	0.3
3,317,130		4.500%, due 09/01/39	3,533,713	0.3
706,175		4.500%, due 10/01/39	752,283	0.1
7,790,490		4.500%, due 10/01/39	8,299,149	0.7
34,405		4.500%, due 10/01/39	36,651	0.0
754,640		4.500%, due 11/01/39	803,912	0.1
194,631		4.500%, due 12/01/39	207,339	0.0
136,494		4.500%, due 12/01/39	145,406	0.0
784,873		4.500%, due 12/01/39	836,119	0.1
74,255		4.500%, due 01/01/40	79,103	0.0
144,628		4.500%, due 01/01/40	154,071	0.0
454,840		4.500%, due 02/01/40	484,537	0.1
427,906		4.500%, due 02/01/40	455,845	0.1
394,903		4.500%, due 03/01/40	420,687	0.0
268,763		4.500%, due 05/01/40	286,311	0.0
25,613		4.500%, due 07/01/40	27,285	0.0
193,104		4.500%, due 07/01/40	205,713	0.0
24,970		4.500%, due 07/01/40	26,600	0.0
3,164,235		4.500%, due 08/01/40	3,370,835	0.3
571,634		4.500%, due 08/01/40	608,540	0.1
28,041		4.500%, due 08/01/40	29,872	0.0
1,976,002		4.500%, due 09/01/40	2,105,019	0.2
7,938,422		4.500%, due 09/01/40	8,490,231	0.7
27,192		4.500%, due 09/01/40	28,968	0.0
27,516		4.500%, due 09/01/40	29,313	0.0
39,669		4.500%, due 10/01/40	42,259	0.0
410,923		4.500%, due 10/01/40	437,487	0.1
6,864,474		4.500%, due 10/01/40	7,312,672	0.6
71,500		4.500%, due 11/01/40	76,169	0.0
859,606		4.500%, due 11/01/40	915,732	0.1
4,643,549		4.500%, due 11/01/40	4,946,737	0.4
220,665		4.500%, due 12/01/40	235,073	0.0
86,649		4.500%, due 12/01/40	92,307	0.0
272,737		4.500%, due 02/01/41	290,544	0.0
56,808		4.500%, due 02/01/41	60,517	0.0
180,225		4.500%, due 02/01/41	191,992	0.0
286,062		4.500%, due 02/01/41	304,739	0.0
76,962		4.500%, due 02/01/41	81,988	0.0
720,597		4.500%, due 03/01/41	773,726	0.1
480,488		4.500%, due 03/01/41	511,860	0.1
43,109		4.500%, due 03/01/41	45,924	0.0
291,651		4.500%, due 04/01/41	310,694	0.0
52,926		4.500%, due 04/01/41	56,382	0.0
24,496		4.500%, due 04/01/41	26,095	0.0
143,384		4.500%, due 04/01/41	152,746	0.0
689,471		4.500%, due 04/01/41	734,488	0.1
26,062		4.500%, due 04/01/41	27,764	0.0
157,781		4.500%, due 04/01/41	168,083	0.0
591,569		4.500%, due 04/01/41	630,194	0.1
796,746		4.500%, due 05/01/41	848,767	0.1
176,075		4.500%, due 05/01/41	187,571	0.0
141,940		4.500%, due 05/01/41	151,207	0.0
284,244		4.500%, due 05/01/41	302,803	0.0
451,921		4.500%, due 05/01/41	481,428	0.1
622,360		4.500%, due 05/01/41	662,995	0.1
440,451		4.500%, due 05/01/41	469,209	0.1
1,425,919		4.500%, due 05/01/41	1,519,020	0.1
8,996,082		4.500%, due 05/01/41	9,583,457	0.8
7,604,899		4.500%, due 05/01/41	8,101,440	0.7
371,489		4.500%, due 06/01/41	395,745	0.0
77,587		4.500%, due 06/01/41	82,653	0.0
338,331		4.500%, due 06/01/41	360,421	0.0

See Accompanying Notes to Financial Statements

66

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
271,801		4.500%, due 06/01/41	$289,547	0.0
1,046,613		4.500%, due 06/01/41	1,114,949	0.1
37,044		4.500%, due 06/01/41	39,462	0.0
241,730		4.500%, due 06/01/41	257,513	0.0
37,575		4.500%, due 07/01/41	40,028	0.0
301,943		4.500%, due 07/01/41	321,657	0.0
293,086		4.500%, due 07/01/41	312,222	0.0
2,107,767		4.500%, due 07/01/41	2,245,388	0.2
88,435		4.500%, due 07/01/41	94,209	0.0
98,422		4.500%, due 07/01/41	104,848	0.0
169,179		4.500%, due 08/01/41	180,939	0.0
388,174		4.500%, due 08/01/41	413,519	0.0
204,986		4.500%, due 10/01/41	218,370	0.0
68,256		4.519%, due 12/01/36	71,795	0.0
823,064		5.000%, due 03/01/34	890,225	0.1
1,544,616		5.000%, due 03/01/35	1,670,653	0.2
8,921		5.500%, due 04/01/21	9,724	0.0
68,076		5.500%, due 06/01/22	73,928	0.0
184,606		5.500%, due 11/01/22	200,477	0.0
11,578		5.500%, due 11/01/22	12,619	0.0
8,766		5.500%, due 11/01/22	9,519	0.0
114,488		5.500%, due 05/01/23	125,858	0.0
79,300		5.500%, due 06/01/23	87,010	0.0
77,527		5.500%, due 07/01/23	84,192	0.0
303,607		5.500%, due 07/01/23	329,709	0.0
206,637		5.500%, due 09/01/23	224,402	0.0
242,218		5.500%, due 02/01/24	266,070	0.0
25,690		5.500%, due 04/01/28	28,003	0.0
77,520		5.500%, due 11/01/33	84,753	0.0
96,967		5.500%, due 12/01/33	106,016	0.0
110,299		5.500%, due 02/01/35	120,523	0.0
3,720		5.500%, due 12/01/36	4,059	0.0
1,043,647		5.500%, due 03/01/37	1,138,753	0.1
77,156		5.500%, due 04/01/37	84,091	0.0
26,948		5.500%, due 05/01/37	29,370	0.0
9,771		5.500%, due 05/01/37	10,649	0.0
324,059		5.500%, due 05/01/37	353,185	0.0
14,832		5.500%, due 06/01/37	16,165	0.0
117,069		5.500%, due 07/01/37	127,591	0.0
1,748,399		5.500%, due 07/01/37	1,905,543	0.2
43,540		5.500%, due 07/01/37	47,453	0.0
7,973		5.500%, due 07/01/37	8,690	0.0
40,621		5.500%, due 08/01/37	44,272	0.0
97,513		5.500%, due 09/01/37	106,278	0.0
686,682		5.500%, due 03/01/38	754,194	0.1
180,834		5.500%, due 08/01/38	197,483	0.0
10,000,000	W	5.500%, due 01/25/39	10,890,627	0.9
83,011		6.000%, due 06/01/17	89,896	0.0
21,233		6.000%, due 01/01/18	23,134	0.0
10,100		6.000%, due 12/01/18	11,129	0.0
152,940		6.000%, due 04/01/22	168,526	0.0
331,728		6.000%, due 06/01/22	365,534	0.0
61,138		6.000%, due 01/01/23	67,636	0.0
3,510		6.000%, due 11/01/32	3,913	0.0
6,000,000	W	6.000%, due 01/15/33	6,607,502	0.6
59,136		6.000%, due 07/01/35	65,412	0.0
52,640		6.000%, due 07/01/35	58,226	0.0
73,415		6.000%, due 10/01/35	81,207	0.0
10,639		6.000%, due 06/01/36	11,739	0.0
49,163		6.000%, due 07/01/36	54,242	0.0
1,449,281		6.000%, due 09/01/36	1,599,016	0.1
23,189		6.000%, due 09/01/36	25,585	0.0
879,351		6.000%, due 10/01/36	970,202	0.1
418,348		6.000%, due 11/01/36	461,571	0.1
115,962		6.000%, due 12/01/36	129,198	0.0
10,608		6.000%, due 01/01/37	11,704	0.0
120,709		6.000%, due 02/01/37	133,067	0.0
162,642		6.000%, due 03/01/37	179,293	0.0
183,690		6.000%, due 04/01/37	202,496	0.0
344,954		6.000%, due 04/01/37	380,270	0.0
32,315		6.000%, due 04/01/37	35,624	0.0
542,563		6.000%, due 04/01/37	599,466	0.1
84,844		6.000%, due 05/01/37	93,530	0.0
105,139		6.000%, due 05/01/37	115,903	0.0
1,942,632		6.000%, due 05/01/37	2,143,338	0.2
8,777		6.000%, due 06/01/37	9,708	0.0
1,291,985		6.000%, due 07/01/37	1,424,257	0.1
360,578		6.000%, due 07/01/37	397,493	0.0
579,856		6.000%, due 07/01/37	639,221	0.1
392,754		6.000%, due 07/01/37	432,964	0.1
362,276		6.000%, due 08/01/37	399,366	0.0
24,655		6.000%, due 08/01/37	27,595	0.0
1,011,496		6.000%, due 08/01/37	1,115,053	0.1
80,537		6.000%, due 09/01/37	88,782	0.0
187,685		6.000%, due 09/01/37	206,900	0.0
313,987		6.000%, due 09/01/37	346,133	0.0
27,133		6.000%, due 09/01/37	29,911	0.0
6,937		6.000%, due 09/01/37	7,648	0.0
145,748		6.000%, due 10/01/37	160,669	0.0
464,110		6.000%, due 10/01/37	515,614	0.1
448,858		6.000%, due 10/01/37	494,812	0.1
48,982		6.000%, due 11/01/37	53,997	0.0
1,246,390		6.000%, due 11/01/37	1,373,994	0.1
71,461		6.000%, due 11/01/37	78,777	0.0
26,609		6.000%, due 12/01/37	29,333	0.0
325,463		6.000%, due 12/01/37	358,784	0.0
0		6.000%, due 01/01/38	0	—
319,462		6.000%, due 02/01/38	352,068	0.0
0		6.000%, due 03/01/38	0	—
720,286		6.000%, due 07/01/38	793,803	0.1
27,683		6.000%, due 08/01/38	30,509	0.0
845,067		6.000%, due 08/01/38	931,321	0.1
8,303		6.000%, due 08/01/38	9,151	0.0
1,106,825		6.000%, due 09/01/38	1,219,795	0.1
823,043		6.000%, due 09/01/38	907,048	0.1
0		6.000%, due 09/01/38	0	—
0		6.000%, due 09/01/38	0	—
975,879		6.000%, due 09/01/38	1,075,483	0.1
38,959		6.000%, due 09/01/38	43,045	0.0
24,577		6.000%, due 09/01/38	27,085	0.0
363,639		6.000%, due 09/01/38	400,754	0.0
0		6.000%, due 10/01/38	0	—
694,853		6.000%, due 10/01/38	765,774	0.1
327,007		6.000%, due 10/01/38	360,485	0.0
657,171		6.000%, due 10/01/38	724,247	0.1
694,070		6.000%, due 10/01/38	764,912	0.1
0		6.000%, due 10/01/38	0	—
28,012		6.000%, due 12/01/38	30,871	0.0
6,000,000	W	6.000%, due 01/15/39	6,589,689	0.6
0		6.000%, due 03/01/39	0	—
0		6.000%, due 09/01/39	0	—
38,330		6.500%, due 03/01/17	42,126	0.0
21,028		6.500%, due 07/01/29	24,042	0.0
1,500,000		6.500%, due 06/17/38	1,567,873	0.1
			547,579,779	46.4

See Accompanying Notes to Financial Statements

67

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association: 0.0%
22,283	0.683%, due 03/16/32	$22,389	0.0

	Total U.S. Government Agency Obligations (Cost $558,106,422)	566,612,978	48.0

Shares
COMMON STOCK: —%
		Consumer Discretionary: —%
60,000	X	General Motors Co.	—	—

		Total Common Stock (Cost $0)	—	—

PREFERRED STOCK: 0.8%
		Financials: 0.8%
858,000		Citigroup, Inc.	6,122,688	0.5
3,400		Wells Fargo & Co.	3,619,300	0.3

		Total Preferred Stock (Cost $18,445,540)	9,741,988	0.8

# of Contracts
PURCHASED OPTIONS: 0.0%
		Options on Exchange Traded Futures Contracts: 0.0%
220	@	90-day Eurodollar June Futures, Strike @ 93.500, Exp. 06/18/12	1,375	0.0
3,300	@	90-Day Eurodollar September Futures, Strike @ 93.000, Exp. 09/17/12	20,625	0.0
			22,000	0.0

		Options on Interest Rate Swaptions: 0.0%
10,900,000	@	Put OTC Swaption, Strike @ 1.250%, Exp. 04/30/12	58,983	0.0

		Total Purchased Options (Cost $70,857)	80,983	0.0

		Total Long-Term Investments (Cost $1,415,055,887)	1,427,623,479	120.9

Principal Amount†
SHORT-TERM INVESTMENTS: 4.7%
		U.S. Treasury Bills: 2.5%
1,480,000	S	United States Treasury Bill, 0.010%, 03/01/12	1,479,970	0.1
1,120,000	S	United States Treasury Bill, 0.040%, 04/12/12	1,119,953	0.1
26,700,000		United States Treasury Bill, 0.040%, 06/21/12	26,693,779	2.3
170,000	S	United States Treasury Bill, 0.070%, 05/31/12	169,976	0.0
360,000	S	United States Treasury Bill, 0.100%, 02/23/12	359,996	0.0
			29,823,674	2.5

		Securities Lending Collateral(cc)(1): 0.7%
2,084,742		BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $2,084,756, collateralized by various U.S. Government Agency Obligations, 5.000%-6.000%, Market Value plus accrued interest $2,126,437, due 05/15/24-04/15/41)	2,084,742	0.2
2,084,742		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $2,084,769, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $2,126,437, due 06/01/17-09/01/44)	2,084,742	0.2
2,084,742		Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $2,084,760, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $2,126,437, due 01/19/12-12/20/41)	2,084,742	0.1

See Accompanying Notes to Financial Statements

68

Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
			Securities Lending Collateral(cc)(1) (continued)
438,894			Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $438,899, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $447,672, due 06/28/12-11/01/41)	$438,894	0.0
2,084,742			Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $2,084,747, collateralized by various U.S. Government Securities, 1.875%-4.000%, Market Value plus accrued interest $2,126,440, due 02/15/15-06/30/15)	2,084,742	0.2
				8,777,862	0.7

			Foreign Government Bonds: 0.6%
1,700,000		#	Banco Santander Chile, 1.659%, 04/20/12	1,700,692	0.2
JPY	30,000,000	Z	Japan Treasury Discount Bill, 0.090%, 01/30/12	389,732	0.0
JPY	350,000,000	Z	Japan Treasury Discount Bill, 03/29/12	4,549,045	0.4
				6,639,469	0.6

Shares
		Foreign Government Securities: 0.4%
400,000,000	Z	Japan Treasury Discount Bill (Cost $5,152,005)	5,195,733	0.4

		Financials: 0.5%
5,600,000		Intesa Sanpaolo (Cost $5,596,640)	5,210,470	0.5

		Total Short-Term Investments (Cost $55,924,762)	55,647,208	4.7

		Total Investments in Securities (Cost $1,470,980,649)	$1,483,270,687	125.6
		Liabilities in Excess of Other Assets	(302,227,792)	(25.6)
		Net Assets	$1,181,042,895	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
(cc)	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	EU Euro
GBP	British Pound
JPY	Japanese Yen
RUB	Russian Ruble
SGD	Singapore Dollar

Cost for federal income tax purposes is $1,471,547,510.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$43,639,655
Gross Unrealized Depreciation	(31,916,478)
Net Unrealized Appreciation	$11,723,177

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

69

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Total Common Stock	—	—	—	—
Preferred Stock	3,619,300	6,122,688	—	9,741,988
Purchased Options	22,000	58,983	—	80,983
Corporate Bonds/Notes	977,421	350,155,925	1,687,384	352,820,730
Collateralized Mortgage Obligations	—	59,665,957	—	59,665,957
Municipal Bonds	—	49,427,732	—	49,427,732
Short-Term Investments	—	55,647,208	—	55,647,208
U.S. Treasury Obligations	—	297,505,340	—	297,505,340
U.S. Government Agency Obligations	—	566,612,978	—	566,612,978
Foreign Government Bonds	—	88,861,087	1,002,310	89,863,397
Asset-Backed Securities	—	1,904,374	—	1,904,374
Total Investments, at value	$4,618,721	$1,475,962,272	$2,689,694	$1,483,270,687
Other Financial Instruments+
Futures	2,990,229	—	—	2,990,229
Swaps	1,224,747	7,996,018	—	9,220,765
Forward Foreign Currency Contracts	—	6,674,869	—	6,674,869
Total Assets	$8,833,697	$1,490,633,159	$2,689,694	$1,502,156,550
Liabilities Table
Other Financial Instruments+
Sales Commitments	$—	$(25,218,751)	$—	$(25,218,751)
Written Options	(9,994)	(952,126)	—	(962,120)
Swaps	(8,732,977)	(5,384,749)	—	(14,117,726)
Forward Foreign Currency Contracts	—	(4,276,214)	—	(4,276,214)
Total Liabilities	$(8,742,971)	$(35,831,840)	$—	$(44,574,811)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year endedDecember 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Barclays Bank PLC	EU Euro	1,084,000	Buy	01/17/12	$1,436,371	$1,403,129	$(33,242)
Barclays Bank PLC	EU Euro	975,000	Buy	01/17/12	1,340,006	1,262,039	(77,967)
Barclays Bank PLC	EU Euro	6,437,000	Buy	01/17/12	8,904,450	8,332,046	(572,404)
Barclays Bank PLC	Mexican Peso	7,000,000	Buy	03/15/12	504,432	498,601	(5,831)
Barclays Bank PLC	Mexican Peso	463,710	Buy	03/15/12	33,202	33,030	(172)
Barclays Bank PLC	Mexican Peso	4,637,096	Buy	03/15/12	330,136	330,294	158
Barclays Bank PLC	Chinese Yuan	12,550,000	Buy	02/13/12	1,962,900	1,992,152	29,252
Barclays Bank PLC	Chinese Yuan	21,792,290	Buy	06/01/12	3,419,203	3,454,886	35,683
Barclays Bank PLC	Chinese Yuan	5,189,653	Buy	06/01/12	814,511	822,753	8,242
Barclays Bank PLC	Taiwan New Dollar	17,103,035	Buy	01/11/12	596,756	564,988	(31,768)
Barclays Bank PLC	Chinese Yuan	4,473,000	Buy	06/01/12	700,000	709,136	9,136
Barclays Bank PLC	Chinese Yuan	11,520,540	Buy	06/01/12	1,800,000	1,826,433	26,433
Citigroup, Inc.	British Pound	366,000	Buy	01/04/12	568,368	568,372	4
Citigroup, Inc.	Philippine Peso	170,355,000	Buy	03/15/12	3,907,225	3,869,773	(37,452)
Citigroup, Inc.	Indonesian Rupiah	12,368,840,000	Buy	01/31/12	1,363,258	1,359,595	(3,663)
Citigroup, Inc.	Chinese Yuan	3,834,120	Buy	06/01/12	600,000	607,850	7,850
Citigroup, Inc.	Chinese Yuan	3,202,250	Buy	06/01/12	500,000	507,675	7,675

See Accompanying Notes to Financial Statements

70

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	EU Euro	1,259,000	Buy	01/04/12	$1,681,923	$1,629,502	$(52,421)
Deutsche Bank AG	EU Euro	2,065,000	Buy	01/17/12	2,699,079	2,672,934	(26,145)
Deutsche Bank AG	EU Euro	861,000	Buy	01/17/12	1,218,715	1,114,477	(104,238)
Deutsche Bank AG	EU Euro	8,851,000	Buy	01/17/12	12,331,213	11,456,725	(874,488)
Deutsche Bank AG	EU Euro	327,000	Buy	01/17/12	453,389	423,269	(30,120)
Goldman Sachs & Co.	EU Euro	1,259,000	Buy	02/02/12	1,652,173	1,629,841	(22,332)
HSBC	Mexican Peso	410,871	Buy	03/15/12	29,222	29,266	44
HSBC	Chinese Yuan	1,278,500	Buy	06/01/12	200,000	202,690	2,690
HSBC	Chinese Yuan	1,278,100	Buy	06/01/12	200,000	202,626	2,626
HSBC	Chinese Yuan	1,278,900	Buy	06/01/12	200,000	202,753	2,753
HSBC	Chinese Yuan	1,278,600	Buy	06/01/12	200,000	202,706	2,706
HSBC	Chinese Yuan	4,466,000	Buy	06/01/12	700,000	708,027	8,027
HSBC	Chinese Yuan	1,276,700	Buy	06/01/12	200,000	202,404	2,404
HSBC	Chinese Yuan	2,551,000	Buy	06/01/12	400,000	404,428	4,428
HSBC	Chinese Yuan	3,838,800	Buy	06/01/12	600,000	608,592	8,592
HSBC	Indonesian Rupiah	28,923,496,000	Buy	07/02/12	3,201,272	3,133,051	(68,221)
JPMorgan Chase & Co.	EU Euro	550,000	Buy	01/17/12	735,457	711,919	(23,538)
JPMorgan Chase & Co.	EU Euro	268,000	Buy	01/17/12	359,226	346,899	(12,327)
JPMorgan Chase & Co.	Brazilian Real	15,939,883	Buy	03/02/12	8,431,570	8,428,321	(3,249)
JPMorgan Chase & Co.	South African Rand	1,520,050	Buy	01/26/12	208,412	187,425	(20,987)
JPMorgan Chase & Co.	Malaysian Ringgit	5,727,962	Buy	04/23/12	1,888,547	1,798,211	(90,336)
JPMorgan Chase & Co.	Chinese Yuan	3,190,000	Buy	06/01/12	500,000	505,733	5,733
JPMorgan Chase & Co.	Chinese Yuan	2,551,600	Buy	06/01/12	400,000	404,523	4,523
JPMorgan Chase & Co.	Chinese Yuan	1,283,400	Buy	06/01/12	200,000	203,466	3,466
JPMorgan Chase & Co.	Chinese Yuan	1,925,100	Buy	06/01/12	300,000	305,200	5,200
JPMorgan Chase & Co.	Chinese Yuan	1,283,400	Buy	06/01/12	200,000	203,466	3,466
JPMorgan Chase & Co.	Chinese Yuan	12,810,000	Buy	06/01/12	2,000,000	2,030,860	30,860
JPMorgan Chase & Co.	Chinese Yuan	2,559,200	Buy	06/01/12	400,000	405,728	5,728
JPMorgan Chase & Co.	Indian Rupee	183,483,000	Buy	07/12/12	3,947,569	3,345,453	(602,116)
Morgan Stanley	Brazilian Real	27,657,091	Buy	01/04/12	15,556,044	14,812,301	(743,743)
Morgan Stanley	Chinese Yuan	4,458,650	Buy	06/01/12	700,000	706,861	6,861
Morgan Stanley	Philippine Peso	25,991,500	Buy	03/15/12	596,888	590,421	(6,467)
Royal Bank of Scotland	Chinese Yuan	3,205,500	Buy	06/01/12	500,000	508,191	8,191
Royal Bank of Canada	British Pound	5,442,000	Buy	01/04/12	8,522,172	8,451,046	(71,126)
Royal Bank of Canada	EU Euro	444,000	Buy	01/17/12	607,947	574,713	(33,234)
UBS Warburg LLC	Mexican Peso	2,000,000	Buy	03/15/12	144,430	142,457	(1,973)
							$(3,316,829)

Barclays Bank PLC	British Pound	1,038,000	Sell	01/04/12	$1,627,714	$1,611,942	$15,772
Barclays Bank PLC	EU Euro	1,351,000	Sell	01/17/12	1,813,320	1,748,733	64,587
Barclays Bank PLC	Canadian Dollar	512,000	Sell	02/09/12	501,971	502,114	(143)
Barclays Bank PLC	Canadian Dollar	4,000	Sell	02/09/12	3,847	3,922	(75)
Barclays Bank PLC	EU Euro	400,000	Sell	01/17/12	541,326	517,760	23,566
Barclays Bank PLC	EU Euro	200,000	Sell	01/17/12	270,663	258,880	11,783
Barclays Bank PLC	Canadian Dollar	304,000	Sell	02/09/12	300,593	298,130	2,463
Barclays Bank PLC	Canadian Dollar	16,000	Sell	02/09/12	15,570	15,691	(121)
Barclays Bank PLC	South African Rand	220,050	Sell	01/26/12	27,229	27,133	96

See Accompanying Notes to Financial Statements

71

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Japanese Yen	479,073,440	Sell	02/06/12	$6,310,448	$6,227,876	$82,572
Barclays Bank PLC	Indonesian Rupiah	9,565,000,000	Sell	01/31/12	1,065,145	1,051,395	13,750
Barclays Bank PLC	Taiwan New Dollar	7,942,035	Sell	01/11/12	259,416	262,360	(2,944)
Barclays Bank PLC	Philippine Peso	4,800,000	Sell	03/15/12	111,888	109,036	2,852
Barclays Bank PLC	Philippine Peso	6,218,137	Sell	03/15/12	144,742	141,250	3,492
Barclays Bank PLC	Philippine Peso	8,100,000	Sell	03/15/12	188,372	183,999	4,373
Barclays Bank PLC	Philippine Peso	115,187,863	Sell	03/15/12	2,694,768	2,616,599	78,169
Barclays Bank PLC	Chinese Yuan	640,550	Sell	06/01/12	100,000	101,551	(1,551)
Barclays Bank PLC	Indian Rupee	84,175,000	Sell	07/12/12	1,631,615	1,534,766	96,849
Barclays Bank PLC	Indonesian Rupiah	1,914,000,000	Sell	07/02/12	205,255	207,329	(2,074)
Citigroup, Inc.	EU Euro	743,000	Sell	01/17/12	970,484	961,739	8,745
Citigroup, Inc.	EU Euro	1,090,000	Sell	01/17/12	1,418,973	1,410,895	8,078
Citigroup, Inc.	EU Euro	444,000	Sell	01/17/12	578,004	574,714	3,290
Citigroup, Inc.	EU Euro	800,000	Sell	01/17/12	1,041,448	1,035,519	5,929
Citigroup, Inc.	EU Euro	282,000	Sell	01/17/12	378,807	365,020	13,787
Citigroup, Inc.	Canadian Dollar	832,000	Sell	02/09/12	800,077	815,934	(15,857)
Citigroup, Inc.	Canadian Dollar	729,000	Sell	02/09/12	704,979	714,923	(9,944)
Citigroup, Inc.	Canadian Dollar	600,000	Sell	02/09/12	586,984	588,415	(1,431)
Citigroup, Inc.	Canadian Dollar	300,000	Sell	02/09/12	293,492	294,207	(715)
Citigroup, Inc.	Australian Dollar	100,000	Sell	02/23/12	100,806	101,642	(836)
Citigroup, Inc.	Australian Dollar	100,000	Sell	02/23/12	100,806	101,642	(836)
Citigroup, Inc.	Australian Dollar	399,000	Sell	02/23/12	398,790	405,550	(6,760)
Citigroup, Inc.	Singapore Dollar	2,117,268	Sell	02/10/12	1,657,106	1,632,199	24,907
Citigroup, Inc.	Australian Dollar	196,000	Sell	02/23/12	193,706	199,218	(5,512)
Citigroup, Inc.	Japanese Yen	400,000,000	Sell	03/26/12	5,154,706	5,205,303	(50,597)
Citigroup, Inc.	Japanese Yen	7,394,171	Sell	01/30/12	96,520	96,111	409
Citigroup, Inc.	Japanese Yen	341,853,119	Sell	02/06/12	4,502,908	4,444,034	58,874
Citigroup, Inc.	Japanese Yen	421,307,344	Sell	02/13/12	5,397,363	5,477,650	(80,287)
Citigroup, Inc.	Philippine Peso	2,000,000	Sell	03/15/12	45,075	45,431	(356)
Citigroup, Inc.	Philippine Peso	3,000,000	Sell	03/15/12	67,492	68,148	(656)
Citigroup, Inc.	Malaysian Ringgit	5,727,962	Sell	04/23/12	1,850,715	1,798,210	52,505
Credit Suisse First Boston	Chinese Yuan	1,277,400	Sell	06/01/12	200,000	202,515	(2,515)
Credit Suisse First Boston	Japanese Yen	350,000,000	Sell	03/29/12	4,504,157	4,554,954	(50,797)
Deutsche Bank AG	British Pound	100,000	Sell	01/04/12	155,280	155,293	(13)
Deutsche Bank AG	EU Euro	881,000	Sell	01/17/12	1,154,467	1,140,366	14,101
Deutsche Bank AG	EU Euro	1,500,000	Sell	01/17/12	2,026,447	1,941,598	84,849
Deutsche Bank AG	Canadian Dollar	50,000	Sell	02/09/12	48,513	49,034	(521)
Deutsche Bank AG	EU Euro	500,000	Sell	01/17/12	691,447	647,199	44,248
Deutsche Bank AG	EU Euro	45,000	Sell	01/17/12	62,230	58,248	3,982
Deutsche Bank AG	Canadian Dollar	819,000	Sell	02/09/12	787,001	803,186	(16,185)
Deutsche Bank AG	EU Euro	100,000	Sell	01/17/12	141,546	129,439	12,107
Deutsche Bank AG	Japanese Yen	7,394,171	Sell	01/30/12	96,569	96,111	458
Deutsche Bank AG	Indian Rupee	35,644,000	Sell	07/12/12	700,000	649,898	50,102
Goldman Sachs & Co.	EU Euro	1,259,000	Sell	01/04/12	1,651,808	1,629,502	22,306
Goldman Sachs & Co.	EU Euro	100,000	Sell	01/17/12	130,815	129,439	1,376
Goldman Sachs & Co.	EU Euro	499,000	Sell	01/17/12	652,769	645,905	6,864
Goldman Sachs & Co.	British Pound	4,160,000	Sell	01/04/12	6,508,965	6,460,189	48,776
Goldman Sachs & Co.	EU Euro	481,000	Sell	01/17/12	644,619	622,606	22,013
Goldman Sachs & Co.	EU Euro	2,000,000	Sell	01/17/12	2,680,330	2,588,798	91,532
Goldman Sachs & Co.	Canadian Dollar	309,000	Sell	02/09/12	299,840	303,033	(3,193)
Goldman Sachs & Co.	Japanese Yen	6,304,391	Sell	01/30/12	82,335	81,945	390
Goldman Sachs & Co.	Japanese Yen	591,000,000	Sell	02/21/12	7,627,184	7,685,076	(57,892)
Goldman Sachs & Co.	Philippine Peso	8,570,000	Sell	03/15/12	200,000	194,676	5,324

See Accompanying Notes to Financial Statements

72

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	Indonesian Rupiah	176,336,000	Sell	07/02/12	$18,951	$19,101	$(150)
HSBC	Brazilian Real	445,920	Sell	01/04/12	240,000	238,821	1,179
HSBC	Brazilian Real	743,000	Sell	01/04/12	400,000	397,928	2,072
HSBC	Brazilian Real	541,860	Sell	01/04/12	300,000	290,204	9,796
HSBC	Danish Krone	15,573,000	Sell	03/08/12	2,803,370	2,713,509	89,861
HSBC	Japanese Yen	561,135,612	Sell	02/13/12	7,178,585	7,295,634	(117,049)
HSBC	Japanese Yen	280,000,000	Sell	02/21/12	3,615,236	3,640,984	(25,748)
HSBC	Mexican Peso	2,659,400	Sell	03/15/12	200,000	189,426	10,574
HSBC	Mexican Peso	2,658,700	Sell	03/15/12	200,000	189,376	10,624
HSBC	Indonesian Rupiah	8,268,000,000	Sell	07/02/12	885,272	895,606	(10,334)
HSBC	Indonesian Rupiah	3,965,000,000	Sell	07/02/12	428,649	429,497	(848)
JPMorgan Chase & Co.	British Pound	100,000	Sell	01/04/12	154,882	155,294	(412)
JPMorgan Chase & Co.	Brazilian Real	15,939,883	Sell	01/04/12	8,535,413	8,536,920	(1,507)
JPMorgan Chase & Co.	British Pound	410,000	Sell	01/04/12	641,004	636,701	4,303
JPMorgan Chase & Co.	EU Euro	543,000	Sell	01/17/12	706,594	702,859	3,735
JPMorgan Chase & Co.	Canadian Dollar	397,000	Sell	02/09/12	383,542	389,335	(5,793)
JPMorgan Chase & Co.	EU Euro	1,731,000	Sell	01/17/12	2,339,637	2,240,605	99,032
JPMorgan Chase & Co.	Canadian Dollar	511,000	Sell	02/09/12	496,792	501,133	(4,341)
JPMorgan Chase & Co.	Canadian Dollar	710,000	Sell	02/09/12	693,166	696,290	(3,124)
JPMorgan Chase & Co.	Canadian Dollar	1,000	Sell	02/09/12	980	981	(1)
JPMorgan Chase & Co.	Canadian Dollar	712,000	Sell	02/09/12	697,533	698,251	(718)
JPMorgan Chase & Co.	Canadian Dollar	425,000	Sell	02/09/12	418,975	416,793	2,182
JPMorgan Chase & Co.	EU Euro	572,000	Sell	01/17/12	779,017	740,396	38,621
JPMorgan Chase & Co.	Canadian Dollar	260,000	Sell	02/09/12	254,703	254,980	(277)
JPMorgan Chase & Co.	Canadian Dollar	310,000	Sell	02/09/12	304,860	304,014	846
JPMorgan Chase & Co.	Canadian Dollar	1,858,000	Sell	02/09/12	1,799,220	1,822,123	(22,903)
JPMorgan Chase & Co.	Brazilian Real	2,475,900	Sell	01/04/12	1,400,871	1,326,017	74,854
JPMorgan Chase & Co.	Canadian Dollar	3,000	Sell	02/09/12	2,916	2,942	(26)
JPMorgan Chase & Co.	South African Rand	600,000	Sell	01/26/12	74,667	73,981	686
JPMorgan Chase & Co.	South African Rand	700,000	Sell	01/26/12	87,058	86,311	747
JPMorgan Chase & Co.	EU Euro	68,888,000	Sell	01/17/12	93,665,291	89,168,556	4,496,735
JPMorgan Chase & Co.	Japanese Yen	7,394,171	Sell	01/30/12	96,517	96,110	407
JPMorgan Chase & Co.	Japanese Yen	479,073,440	Sell	02/06/12	6,310,240	6,227,876	82,364
JPMorgan Chase & Co.	Philippine Peso	4,314,500	Sell	03/15/12	100,000	98,008	1,992
JPMorgan Chase & Co.	Philippine Peso	13,272,000	Sell	03/15/12	300,000	301,486	(1,486)
JPMorgan Chase & Co.	Philippine Peso	26,532,000	Sell	03/15/12	600,000	602,699	(2,699)
JPMorgan Chase & Co.	Chinese Yuan	1,277,500	Sell	06/01/12	200,000	202,531	(2,531)
JPMorgan Chase & Co.	Chinese Yuan	638,250	Sell	06/01/12	100,000	101,186	(1,186)

See Accompanying Notes to Financial Statements

73

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Philippine Peso	4,352,000	Sell	03/15/12	$100,000	$98,860	$1,140
JPMorgan Chase & Co.	Indian Rupee	16,500,000	Sell	07/12/12	324,509	300,845	23,664
JPMorgan Chase & Co.	Indian Rupee	21,719,000	Sell	07/12/12	426,699	396,003	30,696
JPMorgan Chase & Co.	Indian Rupee	25,445,000	Sell	07/12/12	500,000	463,940	36,060
Morgan Stanley	Brazilian Real	377,500	Sell	01/04/12	200,000	202,178	(2,178)
Morgan Stanley	Brazilian Real	674,373	Sell	01/04/12	357,000	361,174	(4,174)
Morgan Stanley	Brazilian Real	1,756,550	Sell	01/04/12	950,000	940,755	9,245
Morgan Stanley	Brazilian Real	557,100	Sell	01/04/12	300,000	298,366	1,634
Morgan Stanley	EU Euro	738,000	Sell	01/17/12	965,887	955,266	10,621
Morgan Stanley	Canadian Dollar	720,000	Sell	02/09/12	701,139	706,097	(4,958)
Morgan Stanley	Canadian Dollar	199,000	Sell	02/09/12	193,023	195,157	(2,134)
Morgan Stanley	Indonesian Rupiah	10,765,000,000	Sell	01/31/12	1,191,873	1,183,299	8,574
Morgan Stanley	Taiwan New Dollar	6,104,000	Sell	01/11/12	200,000	201,642	(1,642)
Morgan Stanley	Taiwan New Dollar	3,057,000	Sell	01/11/12	100,000	100,986	(986)
Morgan Stanley	Mexican Peso	4,011,300	Sell	03/15/12	300,000	285,720	14,280
Royal Bank of Canada	EU Euro	1,271,000	Sell	01/17/12	1,679,321	1,645,181	34,140
Royal Bank of Canada	British Pound	5,442,000	Sell	02/02/12	8,520,022	8,448,762	71,260
Royal Bank of Canada	Canadian Dollar	415,000	Sell	02/09/12	401,842	406,987	(5,145)
Royal Bank of Canada	Canadian Dollar	622,000	Sell	02/09/12	600,869	609,990	(9,121)
Royal Bank of Canada	EU Euro	986,000	Sell	01/17/12	1,317,907	1,276,277	41,630
Royal Bank of Canada	Canadian Dollar	15,688,000	Sell	02/09/12	15,397,526	15,385,070	12,456
UBS Warburg LLC	Brazilian Real	376,400	Sell	01/04/12	200,000	201,588	(1,588)
UBS Warburg LLC	Brazilian Real	377,100	Sell	01/04/12	200,000	201,963	(1,963)
UBS Warburg LLC	Brazilian Real	1,757,025	Sell	01/04/12	950,000	941,009	8,991
UBS Warburg LLC	Brazilian Real	371,100	Sell	01/04/12	200,000	198,750	1,250
UBS Warburg LLC	EU Euro	2,378,000	Sell	01/17/12	3,101,369	3,078,081	23,288
UBS Warburg LLC	EU Euro	696,000	Sell	01/17/12	905,711	900,902	4,809
UBS Warburg LLC	EU Euro	1,892,000	Sell	01/17/12	2,532,302	2,449,003	83,299
UBS Warburg LLC	Canadian Dollar	102,000	Sell	02/09/12	99,894	100,030	(136)
UBS Warburg LLC	Canadian Dollar	11,000	Sell	02/09/12	10,606	10,788	(182)
UBS Warburg LLC	Canadian Dollar	311,000	Sell	02/09/12	299,847	304,994	(5,147)
UBS Warburg LLC	EU Euro	861,000	Sell	01/17/12	1,165,316	1,114,477	50,839
UBS Warburg LLC	Brazilian Real	721,760	Sell	01/04/12	400,000	386,553	13,447
UBS Warburg LLC	Brazilian Real	541,620	Sell	01/04/12	300,000	290,075	9,925
UBS Warburg LLC	Indonesian Rupiah	6,639,000,000	Sell	01/31/12	734,809	729,765	5,044
UBS Warburg LLC	Japanese Yen	1,513,096	Sell	01/30/12	19,764	19,667	97
UBS Warburg LLC	Japanese Yen	249,000,000	Sell	02/21/12	3,213,857	3,237,875	(24,018)
UBS Warburg LLC	Mexican Peso	1,329,150	Sell	03/15/12	100,000	94,674	5,326
UBS Warburg LLC	Mexican Peso	1,329,150	Sell	03/15/12	100,000	94,674	5,326
UBS Warburg LLC	Mexican Peso	5,346,000	Sell	03/15/12	400,000	380,789	19,211
UBS Warburg LLC	Chinese Yuan	1,277,400	Sell	06/01/12	200,000	202,515	(2,515)
Westpac	Japanese Yen	707,557,044	Sell	02/13/12	9,051,516	9,199,339	(147,823)
							$5,715,484

ING PIMCO Total Return Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	477	06/18/12	$118,409,288	$7,004
90-Day Eurodollar	976	03/18/13	242,170,000	854,658
90-Day Eurodollar	667	06/17/13	165,474,363	713,359
90-Day Eurodollar	231	09/16/13	57,293,775	330,141
90-Day Eurodollar	73	12/16/13	18,095,788	22,810
90-Day Eurodollar	160	03/17/14	39,628,000	282,217

See Accompanying Notes to Financial Statements

74

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar	53	06/16/14	$13,108,887	$5,465
90-Day Eurodollar (NYL)	35	12/19/12	8,683,938	16,595
90-Day Eurodollar (NYL)	162	03/18/13	40,196,250	5,687
U.S. Treasury 10-Year Note	598	03/21/12	78,412,750	532,465
U.S. Treasury 5-Year Note	587	03/30/12	72,352,334	219,828
			$853,825,373	$2,990,229

ING PIMCO Total Return Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2011:

Credit Default Swaps on Credit Indices - Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	7,500,000	$534,357	$680,701	$(146,344)
Deutsche Bank AG	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	900,000	64,123	79,184	(15,061)
Goldman Sachs & Co.	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	200,000	14,250	16,761	(2,511)
HSBC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	5,600,000	398,987	466,680	(67,693)
Morgan Stanley	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	3,000,000	213,743	245,082	(31,339)
Barclays Bank PLC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	5,300,000	415,181	569,529	(154,348)
Citigroup, Inc.	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	4,900,000	383,846	502,579	(118,733)
Deutsche Bank AG	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	800,000	62,669	73,914	(11,245)
HSBC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	700,000	54,835	69,338	(14,503)
Morgan Stanley	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	1,400,000	109,670	138,144	(28,474)
UBS Warburg LLC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	300,000	23,501	31,671	(8,170)
Barclays Bank PLC	CDX.EM.15 Index	Sell	5.000	06/20/16	USD	800,000	66,816	78,902	(12,086)
Deutsche Bank AG	CDX.EM.15 Index	Sell	5.000	06/20/16	USD	200,000	16,704	23,071	(6,367)
Citigroup, Inc.	CDX.NA.HY.8 Index (35-100% Tranche)	Sell	0.401	06/20/12	USD	948,370	1,356	—	1,356
Deutsche Bank AG	CDX.NA.IG.10 Index (30-100% Tranche)	Sell	0.530	06/20/13	USD	964,499	7,323	—	7,323
Deutsche Bank AG	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.708	12/20/12	USD	2,893,497	20,110	—	20,110
Goldman Sachs & Co.	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.548	12/20/17	USD	675,149	8,731	—	8,731
							$2,396,202	$2,975,556	$(579,354)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%) (4)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	Federal Republic of Germany	Sell	0.250	12/20/16	0.989	USD	600,000	$(21,141)	$(22,672)	$1,531
Goldman Sachs & Co.	Federal Republic of Germany	Sell	0.250	12/20/16	0.989	USD	1,100,000	(38,758)	(41,316)	2,558
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/15	1.306	USD	500,000	(5,167)	(4,774)	(393)
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/16	1.476	USD	2,900,000	(59,196)	(3,657)	(55,539)
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	06/20/15	1.306	USD	500,000	(5,167)	(9,541)	4,374
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	09/20/15	1.350	USD	1,000,000	(12,639)	(11,551)	(1,088)
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	06/20/16	1.476	USD	4,800,000	(97,980)	(10,126)	(87,854)
Deutsche Bank AG	Federative Republic of Brazil	Sell	1.000	06/20/16	1.476	USD	1,100,000	(22,454)	(2,313)	(20,141)
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	06/20/15	1.306	USD	500,000	(5,167)	(4,458)	(709)
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	09/20/16	1.525	USD	500,000	(11,827)	(2,799)	(9,028)

See Accompanying Notes to Financial Statements

75

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%) (4)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	1.306	USD	800,000	$(8,267)	$(14,766)	$6,499
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	1.306	USD	1,600,000	(16,535)	(11,738)	(4,797)
HSBC	Federative Republic of Brazil	Sell	1.000	09/20/15	1.350	USD	900,000	(11,375)	(6,636)	(4,739)
HSBC	Federative Republic of Brazil	Sell	1.000	03/20/16	1.422	USD	600,000	(10,276)	(1,781)	(8,495)
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/16	1.476	USD	3,500,000	(71,444)	(4,414)	(67,030)
UBS Warburg LLC	Federative Republic of Brazil	Sell	1.000	09/20/15	1.350	USD	500,000	(6,320)	(3,507)	(2,813)
Barclays Bank PLC	General Electric Capital Corp.	Sell	0.640	12/20/12	1.562	USD	1,200,000	(10,748)	—	(10,748)
BNP Paribas Bank	General Electric Capital Corp.	Sell	4.700	12/20/13	1.936	USD	600,000	31,985	—	31,985
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.325	12/20/13	1.936	USD	300,000	13,823	—	13,823
Morgan Stanley	General Electric Capital Corp.	Sell	1.000	12/20/15	2.342	USD	1,700,000	(84,369)	(26,257)	(58,112)
Deutsche Bank AG	Government of France O.A.T.	Sell	0.250	03/20/16	2.031	USD	900,000	(63,295)	(29,620)	(33,675)
Morgan Stanley	Government of France O.A.T.	Sell	0.250	03/20/16	2.031	USD	500,000	(35,164)	(14,000)	(21,164)
Royal Bank of Scotland Group PLC	Government of France O.A.T.	Sell	0.250	12/20/15	1.997	USD	700,000	(45,712)	(10,666)	(35,046)
Royal Bank of Scotland Group PLC	Government of France O.A.T.	Sell	0.250	03/20/16	2.031	USD	500,000	(35,164)	(13,808)	(21,356)
UBS Warburg LLC	Government of France O.A.T.	Sell	0.250	03/20/16	2.031	USD	800,000	(56,262)	(26,304)	(29,958)
Deutsche Bank AG	Japanese Government 20-Year Issue	Sell	1.000	03/20/15	1.080	USD	1,000,000	(2,517)	7,379	(9,896)
Citigroup, Inc.	Metlife Inc.	Sell	1.000	12/20/15	3.060	USD	2,900,000	(216,627)	(83,384)	(133,243)
Deutsche Bank AG	Metlife Inc.	Sell	1.000	03/20/18	3.305	USD	2,500,000	(301,603)	(125,824)	(175,779)
UBS Warburg LLC	Metlife Inc.	Sell	1.000	12/20/15	3.060	USD	1,600,000	(119,518)	(68,497)	(51,021)
Barclays Bank PLC	Morgan Stanley	Sell	1.000	09/20/12	4.707	USD	100,000	(2,641)	(1,351)	(1,290)
Barclays Bank PLC	People’s Republic of China	Sell	1.000	03/20/16	1.290	USD	1,000,000	(11,732)	9,825	(21,557)
Deutsche Bank AG	People’s Republic of China	Sell	1.000	03/20/15	1.087	USD	5,000,000	(13,660)	17,927	(31,587)
Deutsche Bank AG	People’s Republic of China	Sell	1.000	09/20/16	1.403	USD	400,000	(7,235)	1,990	(9,225)
Goldman Sachs & Co.	People’s Republic of China	Sell	1.000	09/20/16	1.403	USD	100,000	(1,809)	493	(2,302)
Morgan Stanley	People’s Republic of China	Sell	1.000	09/20/16	1.403	USD	600,000	(10,852)	2,815	(13,667)
UBS Warburg LLC	People’s Republic of China	Sell	1.000	09/20/16	1.403	USD	300,000	(5,426)	1,403	(6,829)
Goldman Sachs & Co.	Republic of France	Sell	0.250	12/20/16	2.168	USD	4,600,000	(402,241)	(328,144)	(74,097)
HSBC	Republic of France	Sell	0.250	09/20/16	2.128	USD	300,000	(24,565)	(10,494)	(14,071)
UBS Warburg LLC	Republic of France	Sell	0.250	09/20/16	2.128	USD	100,000	(8,188)	(4,881)	(3,307)
UBS Warburg LLC	Republic of Indonesia	Sell	1.000	09/20/16	1.997	USD	300,000	(13,179)	(4,353)	(8,826)
Barclays Bank PLC	Republic of Italy	Sell	1.000	03/20/16	4.859	USD	800,000	(109,341)	(25,505)	(83,836)
Goldman Sachs & Co.	Republic of Italy	Sell	1.000	03/20/16	4.859	USD	2,800,000	(382,694)	(77,743)	(304,951)
Goldman Sachs & Co.	Republic of Italy	Sell	1.000	03/20/16	4.859	USD	200,000	(27,335)	(6,303)	(21,032)
Goldman Sachs & Co.	Republic of Italy	Sell	1.000	06/20/16	4.846	USD	1,000,000	(142,762)	(16,871)	(125,891)
Goldman Sachs & Co.	Republic of Italy	Sell	1.000	06/20/16	4.846	USD	16,400,000	(2,341,304)	(267,741)	(2,073,563)
Deutsche Bank AG	Reynolds American Inc.	Sell	1.280	06/20/17	2.076	USD	600,000	(24,067)	—	(24,067)

See Accompanying Notes to Financial Statements

76

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%) (4)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	Ruplic of Kazakhstan	Sell	1.000	03/20/16	2.874	USD	300,000	$(22,016)	$(7,118)	$(14,898)
Deutsche Bank AG	Ruplic of Kazakhstan	Sell	1.000	03/20/16	2.874	USD	300,000	(22,016)	(7,461)	(14,555)
HSBC	Ruplic of Kazakhstan	Sell	1.000	03/20/16	2.874	USD	400,000	(29,355)	(9,644)	(19,711)
Goldman Sachs & Co.	Spanish Government Bond	Sell	1.000	03/20/16	3.724	USD	300,000	(30,295)	(16,640)	(13,655)
Goldman Sachs & Co.	Spanish Government Bond	Sell	1.000	06/20/16	3.736	USD	1,000,000	(106,475)	(51,672)	(54,803)
Citigroup, Inc.	United Kingdom Gilt	Sell	1.000	12/20/16	0.946	USD	6,100,000	15,798	23,040	(7,242)
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	06/20/15	0.703	USD	4,600,000	46,554	28,098	18,456
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	12/20/15	0.792	USD	1,000,000	8,059	17,801	(9,742)
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	12/20/15	0.792	USD	800,000	6,447	14,101	(7,654)
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	12/20/16	0.946	USD	4,100,000	10,618	11,604	(986)
Morgan Stanley	United Kingdom Gilt	Sell	1.000	06/20/16	0.872	USD	400,000	2,215	6,161	(3,946)
Barclays Bank PLC	United Mexican States	Sell	1.000	03/20/15	1.173	USD	600,000	(3,272)	(8,480)	5,208
Citigroup, Inc.	United Mexican States	Sell	1.000	03/20/15	1.173	USD	600,000	(3,272)	(8,654)	5,382
Citigroup, Inc.	United Mexican States	Sell	1.000	09/20/15	1.281	USD	1,000,000	(10,166)	(11,178)	1,012
Citigroup, Inc.	United Mexican States	Sell	1.000	03/20/16	1.362	USD	8,000,000	(117,835)	(37,894)	(79,941)
Deutsche Bank AG	United Mexican States	Sell	1.000	03/20/15	1.173	USD	200,000	(1,091)	(2,885)	1,794
UBS Warburg LLC	United States Treasury Note	Sell	0.250	09/20/15	0.411	EUR	5,000,000	(37,912)	(53,004)	15,092
								(5,151,929)	(1,369,788)	$(3,782,141)

(1)

If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)

The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING PIMCO Total Return Portfolio Centrally Cleared Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 3.650% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters	09/21/21	EUR	1,300,000	$197,277	$37,477
Receive a fixed rate equal to 2.750% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters	03/21/22	EUR	12,000,000	490,548	349,899
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters	03/21/22	EUR	5,400,000	381,573	101,564
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters	03/21/22	EUR	14,000,000	155,349	597,915
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.250%	06/15/41	USD	24,500,000	(8,732,977)	(2,577,239)
				$(7,508,230)	$(1,490,384)

See Accompanying Notes to Financial Statements

77

ING PIMCO Total Return Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.250% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Barclays Bank PLC	06/15/17	AUD	300,000	$(1,887)	$(292)	$(1,595)
Receive a fixed rate equal to 5.000% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Citigroup, Inc.	06/15/17	AUD	700,000	19,457	4,966	14,491
Receive a fixed rate equal to 5.000% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Deutsche Bank AG	06/15/17	AUD	300,000	8,341	2,224	6,117
Receive a fixed rate equal to 4.250% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Deutsche Bank AG	06/15/17	AUD	500,000	(3,145)	(271)	(2,874)
Receive a fixed rate equal to 5.000% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Royal Bank of Scotland Group PLC	06/15/17	AUD	700,000	19,463	5,253	14,210
Receive a fixed rate equal to 12.285% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC	01/02/13	BRL	12,500,000	272,597	8,716	263,881
Receive a fixed rate equal to 11.910% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC	01/02/13	BRL	3,900,000	62,066	3,000	59,066
Receive a fixed rate equal to 11.990% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC	01/02/14	BRL	3,200,000	61,313	7,962	53,351
Receive a fixed rate equal to 11.930% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/13	BRL	3,500,000	58,696	(1,599)	60,295
Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/13	BRL	8,500,000	140,792	583	140,209
Receive a fixed rate equal to 12.650% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/14	BRL	4,200,000	126,725	16,374	110,351
Receive a fixed rate equal to 11.140% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/12	BRL	2,000,000	22,291	(67)	22,358
Receive a fixed rate equal to 10.610% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/12	BRL	1,400,000	5,790	—	5,790
Receive a fixed rate equal to 10.450% and pay a floating rate based on Brazil Cetip Interbank Counterparty: HSBC	01/02/13	BRL	6,200,000	2,449	(3,637)	6,086
Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/13	BRL	11,200,000	185,514	5,736	179,778
Receive a fixed rate equal to 12.300% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/13	BRL	5,000,000	110,559	4,771	105,788
Receive a fixed rate equal to 12.830% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/13	BRL	14,300,000	341,085	—	341,085

See Accompanying Notes to Financial Statements

78

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 11.880% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/13	BRL	5,300,000	$79,817	$(1,373)	$81,190
Receive a fixed rate equal to 10.990% and pay a floating rate based on Brazil Cetip Interbank Counterparty: HSBC	01/02/14	BRL	5,600,000	19,487	7,017	12,470
Receive a fixed rate equal to 10.530% and pay a floating rate based on Brazil Cetip Interbank Counterparty: HSBC	01/02/14	BRL	8,100,000	(5,708)	(21,278)	15,570
Receive a fixed rate equal to 11.980% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch	01/02/12	BRL	2,100,000	44,764	—	44,764
Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch	01/02/12	BRL	2,900,000	88,843	(415)	89,258
Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch	01/02/14	BRL	400,000	11,418	1,255	10,163
Receive a fixed rate equal to 10.455% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Morgan Stanley	01/02/13	BRL	4,600,000	2,292	(1,119)	3,411
Receive a fixed rate equal to 11.980% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/13	BRL	2,500,000	43,706	1,291	42,415
Receive a fixed rate equal to 12.590% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/13	BRL	9,200,000	193,316	11,588	181,728
Receive a fixed rate equal to 10.580% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Morgan Stanley	01/02/14	BRL	16,400,000	(3,319)	(28,819)	25,500
Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/14	BRL	3,100,000	46,645	(307)	46,952
Receive a fixed rate equal to 12.510% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/14	BRL	1,600,000	44,984	3,887	41,097
Receive a fixed rate equal to 11.950% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Royal Bank of Scotland Group PLC	01/02/13	BRL	3,200,000	39,523	1,342	38,181
Receive a fixed rate equal to 10.605% and pay a floating rate based on Brazil Cetip Interbank Counterparty: UBS Warburg LLC	01/02/13	BRL	6,000,000	8,838	—	8,838
Receive a fixed rate equal to 12.070% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS Warburg LLC	01/02/13	BRL	2,100,000	39,716	1,649	38,067
Receive a fixed rate equal to 10.770% and pay a floating rate based on Brazil Cetip Interbank Counterparty: UBS Warburg LLC	01/02/14	BRL	3,500,000	5,629	(1,465)	7,094
Receive a fixed rate equal to 12.250% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS Warburg LLC	01/02/14	BRL	2,600,000	62,519	3,498	59,021
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters Counterparty: Barclays Bank PLC	09/21/18	EUR	900,000	34,020	(14,354)	48,374

See Accompanying Notes to Financial Statements

79

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters Counterparty: Barclays Bank PLC	09/21/21	EUR	2,600,000	$190,724	$22,810	$167,914
Receive a fixed rate equal to 3.500% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Barclays Bank PLC	09/21/21	EUR	9,500,000	1,270,404	150,390	1,120,014
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Barclays Bank PLC	03/21/22	EUR	2,300,000	14,362	(73,122)	87,484
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Barclays Bank PLC	03/21/22	EUR	3,700,000	251,297	104,898	146,399
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month GBP LIBOR Counterparty: Barclays Bank PLC	03/21/22	GBP	700,000	66,421	12,095	54,326
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month GBP LIBOR Counterparty: HSBC	03/21/22	GBP	12,800,000	1,214,547	694,163	520,384
Receive a fixed rate equal to 5.600% and pay a floating rate based on 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/06/16	MXN	111,000,000	(69,441)	50,565	(120,006)
Receive a fixed rate equal to 8.860% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	09/12/16	MXN	5,700,000	54,611	—	54,611
Receive a fixed rate equal to 5.600% and pay a floating rate based on 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/06/16	MXN	16,100,000	(10,072)	6,514	(16,586)
Receive a fixed rate equal to 5.600% and pay a floating rate based on 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/06/16	MXN	6,000,000	(3,749)	3,206	(6,955)
Receive a fixed rate equal to 1.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: BNP Paribas Bank	09/19/14	USD	6,600,000	95,869	(1,991)	97,860
Receive a fixed rate equal to 1.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Goldman Sachs & Co.	09/19/14	USD	3,300,000	47,934	(12,294)	60,228
Receive a fixed rate equal to 0.500% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Morgan Stanley	09/19/13	USD	16,600,000	55,493	(16,977)	72,470
				$5,366,996	$956,373	$4,410,623

ING PIMCO Total Return Portfolio Written Inflation Floors Outstanding on December 31, 2011:

Inflation Floors

Counterparty	Underlying Reference Entity/Obligation	Strike Index	Floor Rate	Termination Date	Notional Amount		Premiums Received	Fair Value
Citigroup, Inc.	CPURNSA Index	215.949	0.000%	03/12/20	USD	1,600,000	$13,760	$(6,118)
Citigroup, Inc.	CPURNSA Index	216.687	0.000%	04/07/20	USD	2,000,000	17,600	(7,935)
Citigroup, Inc.	CPURNSA Index	217.965	0.000%	09/29/20	USD	2,200,000	28,380	(9,265)
Deutsche Bank AG	CPURNSA Index	215.949	0.000%	03/10/20	USD	1,000,000	7,500	(4,505)
							$67,240	$(27,823)

ING PIMCO Total Return Portfolio Written Options Open on December 31, 2011:

Options on Exchange Traded Futures Contracts

Description/Name of Issuer	Exercise Price		Expiration Date	# of Contracts	Premiums Received	Value
90-Day Eurodollar March Futures Put Option CME	USD	99.00	03/19/12	123	$100,566	$(9,994)
					$100,566	$(9,994)

See Accompanying Notes to Financial Statements

80

ING PIMCO Total Return Portfolio Written Swaptions Open on December 31, 2011:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	21,800,000	$197,358	$(743)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	0.920%	11/14/12	USD	6,300,000	28,350	(22,517)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	1.700%	08/13/12	USD	27,600,000	476,100	(181,979)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	2.250%	09/24/12	USD	2,900,000	19,756	(1,174)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	16,900,000	182,931	(576)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	3.250%	07/16/12	USD	9,100,000	224,982	(1,456)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.000%	08/13/12	USD	4,700,000	48,293	(24,140)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.200%	07/11/13	USD	12,600,000	88,928	(71,998)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.700%	08/13/12	USD	23,900,000	329,612	(157,583)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.750%	07/11/13	USD	84,400,000	396,405	(115,544)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.750%	06/18/12	USD	11,800,000	122,491	(764)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	13,000,000	141,396	(443)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	0.920%	11/14/12	USD	43,900,000	121,809	(156,903)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	2.250%	09/24/12	USD	18,400,000	112,916	(7,447)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	10.000%	07/10/12	USD	4,900,000	29,522	(1)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	1.700%	08/13/12	USD	21,600,000	299,766	(142,418)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	1.750%	11/19/12	USD	19,700,000	74,368	(10,882)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	2.000%	04/30/12	USD	21,800,000	43,600	(1,210)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	2.250%	09/24/12	USD	60,000,000	470,204	(24,285)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	2.750%	06/18/12	USD	10,800,000	105,840	(699)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	31,100,000	274,720	(1,061)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	3.250%	07/16/12	USD	3,000,000	75,330	(480)
					Total Written Swaptions			$3,864,677	$(924,303)

The following sales commitments were held by the ING PIMCO Total Return Portfolio at December 31, 2011:

Principal Amount	Description	Fair Value
$(24,000,000)	Fannie Mae	$(25,218,751)
	Total Sales Commitments Cost $(25,138,124)	$(25,218,751)

See Accompanying Notes to Financial Statements

81

PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO	AS OF DECEMBER 31, 2011

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 77.3%
		Consumer Discretionary: 10.8%
200,000	#	Allison Transmission, Inc., 7.125%, 05/15/19	$197,000	0.2
385,000		Beazer Homes USA, Inc., 9.125%, 06/15/18	266,613	0.3
200,000		Brown Shoe Co., Inc., 7.125%, 05/15/19	190,500	0.2
545,000	#,+	Burger King Capital Holdings LLC / Burger King Capital Finance, Inc., 04/15/19	341,987	0.4
550,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	559,625	0.6
548,625		Chrysler Group LLC, 6.000%, 04/28/17	520,508	0.6
250,000	#	Chrysler Group LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	230,000	0.3
100,000	#	Commercial Vehicle Group, Inc., 7.875%, 04/15/19	96,750	0.1
350,000		DR Horton, Inc., 2.000%, 05/15/14	410,375	0.5
477,000		DynCorp International, Inc., 10.375%, 07/01/17	417,375	0.5
250,000		Emergency Medical Services Corp., 8.125%, 06/01/19	250,625	0.3
66,358		Federal Mogul Corp., 2.238%, 12/28/15	61,575	0.1
130,062		Federal Mogul Corp., 2.238%, 12/29/14	120,686	0.1
100,000		Ferrellgas L.P. / Ferrellgas Finance Corp., 6.500%, 05/01/21	88,500	0.1
622,000		Ford Motor Co., 4.250%, 11/15/16	894,902	1.0
104,000	#	Lennar Corp., 2.750%, 12/15/20	116,480	0.1
1,010,000	#,±	Mashantucket Western Pequot Tribe, 8.500%, 11/15/15	50,500	0.1
145,000	#	MDC Partners, Inc., 11.000%, 11/01/16	154,425	0.2
820,000		Navistar International Corp., 3.000%, 10/15/14	887,650	1.0
577,718	#,&	Pegasus Solutions, Inc., 13.000%, 04/15/14	550,276	0.6
495,000		Pierre Foods, Inc., 7.000%, 07/29/16	494,072	0.6
175,000	#	Pittsburgh Glass Works LLC, 8.500%, 04/15/16	169,313	0.2
150,000		Regal Entertainment Group, 9.125%, 08/15/18	161,625	0.2
235,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.250%, 02/15/21	209,150	0.2
105,000	#	Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	110,250	0.1
205,000		Scientific Games International, Inc., 9.250%, 06/15/19	218,325	0.2
500,000		Sitel LLC / Sitel Finance Corp., 11.500%, 04/01/18	371,250	0.4
360,000		Sonic Automotive, Inc., 5.000%, 10/01/29	478,350	0.5
117,000		Star Gas Partners L.P./Star Gas Finance Co., 8.875%, 12/01/17	119,340	0.1
416,000	#	Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 10.625%, 09/01/17	420,160	0.5
480,000		Wesco Distribution, Inc., 7.500%, 10/15/17	492,600	0.5
			9,650,787	10.8
		Consumer Staples: 4.6%
430,000		Alliance One International, Inc., 5.500%, 07/15/14	330,563	0.4
825,000		Alliance One International, Inc., 10.000%, 07/15/16	746,625	0.8
265,279		Ardent Health Services, 6.500%, 09/15/15	263,621	0.3
220,000		Del Monte Corp., 7.625%, 02/15/19	212,300	0.2
650,000		NCO Group, Inc., 5.332%, 11/15/13	609,375	0.7
264,835		NCO Group, Inc., 8.000%, 05/15/13	261,304	0.3
575,000		Pilgrim’s Pride Corp., 7.875%, 12/15/18	543,375	0.6
620,000		Ticketmaster Entertainment, Inc., 10.750%, 08/01/16	663,400	0.8
480,000		Yankee Acquisition Corp., 9.750%, 02/15/17	470,400	0.5
			4,100,963	4.6
		Energy: 9.3%
197,000		American Petroleum Tankers Parent LLC / AP Tankers Co., 10.250%, 05/01/15	201,925	0.2
218,598		Aquilex Holdings LLC, 7.000%, 03/11/16	196,192	0.2
475,000	#	Arch Coal, Inc., 7.250%, 06/15/21	490,437	0.6

See Accompanying Notes to Financial Statements

82

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
200,000	#	Arch Coal, Inc., 7.000%, 06/15/19	$205,000	0.2
239,000		Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	242,585	0.3
170,000		Chaparral Energy, Inc., 8.250%, 09/01/21	172,975	0.2
300,000		Chesapeake Energy Corp., 2.250%, 12/15/38	249,000	0.3
468,000		Chesapeake Energy Corp., 2.500%, 05/15/37	419,445	0.5
152,000		Chesapeake Energy Corp., 2.500%, 05/15/37	137,180	0.2
250,000	#	Coffeyville Resources LLC / Coffeyville Finance, Inc., 9.000%, 04/01/15	266,250	0.3
125,000		Comstock Resources, Inc., 7.750%, 04/01/19	119,375	0.1
225,000		Concho Resources, Inc./Midland TX, 6.500%, 01/15/22	236,250	0.3
150,000		Copano Energy LLC / Copano Energy Finance Corp., 7.125%, 04/01/21	152,250	0.2
130,000		Energy Partners Ltd, 8.250%, 02/15/18	124,800	0.1
200,000		Enterprise Products Operating L.P., 7.000%, 06/01/67	197,167	0.2
500,000	#	Expro Finance Luxembourg SCA, 8.500%, 12/15/16	442,500	0.5
300,000		Exterran Holdings, Inc., 4.250%, 06/15/14	267,750	0.3
305,000	#	Goodrich Petroleum Corp., 8.875%, 03/15/19	306,525	0.3
75,000	#	Green Field Energy Services, Inc., 13.000%, 11/15/16	73,125	0.1
500,000		Holly Energy Partners LP, 6.250%, 03/01/15	506,250	0.6
150,000	#	James River Coal Co., 3.125%, 03/15/18	88,875	0.1
970,000		Massey Energy Co., 3.250%, 08/01/15	900,887	1.0
300,000	#	Midwest Vanadium Pty Ltd., 11.500%, 02/15/18	220,500	0.2
500,000	#	Murray Energy Corp., 10.250%, 10/15/15	498,750	0.6
71,000		Newpark Resources, Inc., 4.000%, 10/01/17	81,650	0.1
175,000	#	Peabody Energy Corp., 6.000%, 11/15/18	179,375	0.2
175,000		Petrohawk Energy Corp., 7.250%, 08/15/18	197,750	0.2
75,000		Pioneer Drilling Co., 9.875%, 03/15/18	78,750	0.1
785,000		Quicksilver Resources, Inc., 7.125%, 04/01/16	785,000	0.9
110,000	#	SM Energy Co., 6.500%, 11/15/21	113,850	0.1
130,000		Venoco, Inc., 8.875%, 02/15/19	117,650	0.1
			8,270,018	9.3
		Financials: 8.5%
650		AES Red Oak, LLC, 8.540%, 11/30/19	673	0.0
545,000	#	Alliant Holdings I, Inc., 11.000%, 05/01/15	564,075	0.6
139,796		Alliant Insurance Services, 3.579%, 08/21/14	136,417	0.2
301,842		Amwins Group, Inc., 4.830%, 06/11/13	294,296	0.3
140,000		BAC Capital Trust VI, 5.625%, 03/08/35	116,335	0.1
460,000	#,±	Buffalo Thunder Development Authority, 9.375%, 12/15/14	149,500	0.2
300,000	#	CEVA Group PLC, 11.500%, 04/01/18	272,250	0.3
145,000	#	CEVA Group PLC, 11.625%, 10/01/16	144,637	0.2
200,000		Ford Motor Credit Co. LLC, 5.875%, 08/02/21	208,747	0.2
1,645,000		Forest City Enterprises, Inc., 6.500%, 02/01/17	1,546,300	1.7
40,000		Forest City Enterprises, Inc., 7.625%, 06/01/15	39,500	0.0
365,000	#	Forest City Enterprises, Inc., 4.250%, 08/15/18	320,287	0.4
100,000		Holly Energy Partners L.P./Holly Energy Finance Corp., 8.250%, 03/15/18	105,500	0.1
150,000	#	Host Hotels & Resorts L.P., 2.500%, 10/15/29	186,562	0.2
215,050		HUB International Holdings, Inc., 6.750%, 06/13/14	213,975	0.2
360,000	#	HUB International Holdings, Inc., 10.250%, 06/15/15	359,100	0.4
70,000		Janus Capital Group, Inc., 6.700%, 06/15/17	74,385	0.1
1,000,000	#	Liberty Mutual Group, Inc., 7.000%, 03/15/37	850,000	0.9
305,000		National Money Mart Co., 10.375%, 12/15/16	327,113	0.4
540,000		Offshore Group Investments Ltd., 11.500%, 08/01/15	586,575	0.7
335,000	#	Reynolds Group Issuer, Inc., 9.250%, 05/15/18	322,437	0.4
200,000		Sabra Health Care L.P. / Sabra Capital Corp., 8.125%, 11/01/18	203,000	0.2
180,556		SHG Services, Inc., 8.750%, 09/23/16	147,604	0.2

See Accompanying Notes to Financial Statements

83

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
525,000	#	USB Realty Corp., 6.091%, 12/22/49	$367,500	0.4
110,000	#	USI Holdings Corp., 4.332%, 11/15/14	100,925	0.1
			7,637,693	8.5
		Health Care: 7.6%
710,000		Alere, Inc., 3.000%, 05/15/16	676,275	0.7
75,000		BioMarin Pharmaceuticals, Inc., 1.875%, 04/23/17	133,781	0.1
253,000		BioScrip, Inc., 10.250%, 10/01/15	251,103	0.3
250,000		Cubist Pharmaceuticals, Inc., 2.250%, 06/15/13	338,125	0.4
532,000		Cubist Pharmaceuticals, Inc., 2.500%, 11/01/17	799,330	0.9
228,000		Gentiva Health Services, Inc., 11.500%, 09/01/18	188,385	0.2
488,229		Gentiva Health Services, Inc., 4.750%, 05/23/16	439,000	0.5
250,000	+	Hologic, Inc., 2.000%, 12/15/37	274,687	0.3
400,000		Kindred Healthcare, Inc., 8.250%, 06/01/19	338,000	0.4
332,000		Lantheus Medical Imaging, Inc., 9.750%, 05/15/17	264,770	0.3
210,000		NuVasive, Inc., 2.750%, 07/01/17	154,087	0.2
425,000		PDL BioPharma, Inc., 3.750%, 05/01/15	427,656	0.5
297,750		Surgery Center Holdings, Inc., 6.500%, 09/20/16	287,329	0.3
878,852	#,&	Surgical Care Affiliates, Inc., 8.875%, 07/15/15	881,049	1.0
415,000	#	Tenet Healthcare Corp., 6.250%, 11/01/18	423,300	0.5
145,000		Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc., 7.750%, 02/01/19	139,925	0.1
16,000	Z	Vanguard Health Systems, Inc., 02/01/16	10,080	0.0
746,000		Vertex Pharmaceuticals, Inc., 3.350%, 10/01/15	786,098	0.9
			6,812,980	7.6
		Industrials: 10.3%
250,000	#	ADS Tactical, Inc., 11.000%, 04/01/18	248,750	0.3
199,500		Aeroflex, Inc., 4.250%, 04/25/18	188,527	0.2
175,000		Atkore International, Inc., 9.875%, 01/01/18	168,438	0.2
225,000		Coleman Cable, Inc., 9.000%, 02/15/18	224,156	0.3
85,000		Continental Airlines, Inc., 4.500%, 01/15/15	103,594	0.1
20,903		Continental Airlines, Inc., 7.461%, 04/01/13	20,720	0.0
121,096		DAE Aviation Holdings, 5.430%, 07/31/14	117,918	0.1
126,690		DAE Aviation Holdings, 5.430%, 07/31/14	123,365	0.1
509,000	+	General Cable Corp., 4.500%, 11/15/29	484,186	0.6
279,250		Goodman Global, Inc., 5.750%, 10/06/16	279,555	0.3
120,000	#	Greenbrier Cos, Inc., 3.500%, 04/01/18	116,850	0.1
188,788		Horizon Lines, Inc., 6.000%, 04/15/17	63,565	0.1
339,818		Horizon Lines, Inc., 6.000%, 04/15/17	270,733	0.3
223,723		Hudson Product Corp., 8.500%, 08/27/15	199,114	0.2
239,084		Hunter Defense Technologies, 3.830%, 08/01/14	217,566	0.3
2,600,000	X	Lear Corp. Escrow	—	—
190,000	#	Liberty Tire Recycling, 11.000%, 10/01/16	190,475	0.2
465,000		MasTec, Inc., 4.000%, 06/15/14	607,987	0.7
500,000		Mueller Water Products, 7.375%, 06/01/17	457,500	0.5
255,000		New Enterprise Stone & Lime Co., 11.000%, 09/01/18	210,375	0.2
100,000		Park-Ohio Industries, Inc., 8.125%, 04/01/21	99,000	0.1
1,065,000	+	Roper Industries, Inc., 01/15/34	1,160,850	1.3
399,000		Sunpower Corp. - Class A, 4.750%, 04/15/14	349,624	0.4
255,000		SunPower Corp., 4.500%, 03/15/15	210,694	0.2
135,000		Swift Services Holdings, Inc., 10.000%, 11/15/18	142,762	0.2
545,000	#	Vishay Intertechnology, Inc., 2.250%, 05/15/41	384,225	0.4
1,166,000		Wesco International, Inc., 6.000%, 09/15/29	2,365,522	2.7
200,000	&	YCC Holdings LLC / Yankee Finance, Inc., 10.250%, 02/15/16	176,000	0.2
			9,182,051	10.3
		Information Technology: 7.6%
316,000	#	Allen Systems Group, Inc., 10.500%, 11/15/16	276,500	0.3

See Accompanying Notes to Financial Statements

84

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Information Technology: (continued)
150,000	#	Emdeon, Inc., 11.000%, 12/31/19	$157,688	0.2
350,000		Equinix, Inc., 3.000%, 10/15/14	393,313	0.4
89,000		First Data Corp., 12.625%, 01/15/21	77,875	0.1
89,000	#	First Data Corp., 8.250%, 01/15/21	80,100	0.1
21,000		First Data Corp., 9.875%, 09/24/15	19,845	0.0
625,641		Frac Tech International LLC, 6.250%, 04/19/16	618,651	0.7
571,000	#	Lam Research Corp., 1.250%, 05/15/18	538,167	0.6
250,000		MedAssets, Inc., 8.000%, 11/15/18	246,250	0.3
450,000	#	Mentor Graphics Corp., 4.000%, 04/01/31	457,312	0.5
1,445,000	X	Millicom International Cellular S.A. Escrow	—	—
460,000	#	Novellus Systems, Inc., 2.625%, 05/15/41	553,150	0.6
550,000		Nuance Communications, Inc., 2.750%, 08/15/27	796,125	0.9
200,000	#	Nuance Communications, Inc., 2.750%, 11/01/31	215,750	0.2
556,000		ON Semiconductor Corp., 2.625%, 12/15/26	616,465	0.7
225,000		Rovi Corp., 2.625%, 02/15/40	225,000	0.3
125,000		SanDisk Corp., 1.500%, 08/15/17	147,812	0.2
250,000	#	Seagate HDD Cayman, 7.000%, 11/01/21	257,500	0.3
210,000	#	Seagate HDD Cayman, 7.750%, 12/15/18	224,438	0.2
150,000	#	WebMD Health Corp., 2.250%, 03/31/16	144,750	0.2
750,000	#	WebMD Health Corp., 2.500%, 01/31/18	702,188	0.8
			6,748,879	7.6
		Materials: 8.8%
300,000		AEP Industries, Inc., 8.250%, 04/15/19	306,000	0.3
550,000	#	Algoma Acquisition Corp., 9.875%, 06/15/15	475,750	0.5
250,000	#	APERAM, 7.375%, 04/01/16	215,000	0.2
150,000	#	Appleton Papers, Inc., 10.500%, 06/15/15	148,687	0.2
317,892	#,&	ARD Finance SA, 11.125%, 06/01/18	273,387	0.3
135,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	142,087	0.2
640,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	662,400	0.7
400,000		Graham Packaging Co. L.P. / GPC Capital Corp. I, 8.250%, 01/01/17	406,500	0.4
225,000		Graham Packaging Co., Inc., 9.875%, 10/15/14	229,781	0.3
475,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	447,688	0.5
219,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.000%, 11/15/20	181,770	0.2
248,747		HHI Holdings LLC, 7.750%, 03/09/17	246,259	0.3
215,000	#	Ineos Finance PLC, 9.000%, 05/15/15	219,300	0.2
235,000	#	Ineos Group Holdings PLC, 8.500%, 02/15/16	188,000	0.2
150,000	#	JMC Steel Group, 8.250%, 03/15/18	147,000	0.2
225,000	#	LyondellBasell Industries NV, 6.000%, 11/15/21	234,563	0.3
155,000	#	Millar Western Forest Products Ltd., 8.500%, 04/01/21	118,575	0.1
264,000		Momentive Performance Materials, Inc., 9.000%, 01/15/21	201,960	0.2
400,333	&	Noranda Aluminium Acquisition Corp., 4.659%, 05/15/15	372,310	0.4
1,400,000		Nova Chemicals Corp., 7.875%, 09/15/25	1,400,000	1.6
325,000	#	Packaging Dynamics Corp., 8.750%, 02/01/16	326,625	0.4
180,000		Steel Dynamics, Inc., 5.125%, 06/15/14	196,875	0.2
570,000		Texas Industries, Inc., 9.250%, 08/15/20	513,000	0.6
253,000	#	USG Corp., 8.375%, 10/15/18	234,025	0.3
			7,887,542	8.8
		Telecommunications: 7.1%
240,451		BCE, Inc., 3.300%, 10/31/14	238,548	0.3
145,000		Cambium Learning Group, Inc., 9.750%, 02/15/17	141,375	0.2
245,513		Cengage Learning Acquisitions, Inc., 2.550%, 07/04/14	210,220	0.2
250,000		Ciena Corp., 0.875%, 06/15/17	190,625	0.2
450,000		Cincinnati Bell, Inc., 8.250%, 10/15/17	454,500	0.5
230,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	230,000	0.3

See Accompanying Notes to Financial Statements

85

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Telecommunications: (continued)
600,000		Cricket Communications, Inc., 7.750%, 10/15/20	$526,500	0.6
245,000		Frontier Communications Corp., 8.500%, 04/15/20	252,044	0.3
555,000		Frontier Communications Corp., 8.750%, 04/15/22	552,225	0.6
220,000		GeoEye, Inc., 9.625%, 10/01/15	242,000	0.3
590,000	#,&	Intelsat Bermuda Ltd., 11.500%, 02/04/17	570,825	0.6
150,000		Intelsat Corp., 3.391%, 02/01/14	143,175	0.2
50,000	#	Intelsat Jackson Holdings SA, 7.250%, 04/01/19	50,875	0.1
2,406	&	Intelsat Luxembourg S.A., 11.500%, 02/04/17	2,328	0.0
105,000	#	InterDigital, Inc./PA, 2.500%, 03/15/16	110,250	0.1
85,000	#	MPL 2 Acquisition Canco, Inc., 9.875%, 08/15/18	74,800	0.1
700,000		PAETEC Holding Corp., 8.875%, 06/30/17	759,500	0.8
20,656		Telesat Canada / Telesat LLC, 3.300%, 10/31/14	20,492	0.0
270,000		Telesat Canada / Telesat LLC, 11.000%, 11/01/15	291,262	0.3
244,727		Wide Open West, 8.750%, 06/18/14	235,244	0.3
200,000		Windstream Corp., 7.750%, 10/15/20	207,750	0.2
460,000	#	Windstream Corp., 7.500%, 06/01/22	460,000	0.5
350,000		Windstream Corp., 7.750%, 10/01/21	360,500	0.4
			6,325,038	7.1
		Utilities: 2.7%
700,000	#	Foresight Energy LLC / Foresight Energy Corp., 9.625%, 08/15/17	721,000	0.8
330,000	#	Intergen NV, 9.000%, 06/30/17	348,975	0.4
275,000		NRG Energy, Inc., 7.625%, 01/15/18	276,375	0.3
550,000	#	NRG Energy, Inc., 7.625%, 05/15/19	541,750	0.6
200,000	#	NRG Energy, Inc., 7.875%, 05/15/21	196,000	0.2
100,000	#	Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc., 11.500%, 10/01/20	85,375	0.1
375,000		Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc., 15.000%, 04/01/21	208,125	0.3
			2,377,600	2.7
		Total Corporate Bonds/Notes (Cost $66,845,457)	68,993,551	77.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.1%
1,000,000	#	Timberstar Trust, 7.530%, 10/15/36	927,504	1.1

		Total Collateralized Mortgage Obligations (Cost $1,008,473)	927,504	1.1

MUNICIPAL BONDS: 0.4%
		Ohio: 0.4%
335,000		State of Ohio, 5.650%, 03/01/33	242,814	0.3
160,000		State of Ohio, 5.600%, 08/01/32	115,661	0.1

		Total Municipal Bonds (Cost $379,167)	358,475	0.4

ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
120,000		Bear Stearns Asset-Backed Securities, Inc., 0.744%, 01/25/47	41,313	0.0
150,000	#	Dominos Pizza Master Issuer LLC, 5.261%, 04/25/37	150,766	0.2

		Total Asset-Backed Securities (Cost $209,010)	192,079	0.2

Shares
COMMON STOCK: 14.6%
		Consumer Discretionary: 1.0%
2,908		Lear Corp.	115,738	0.1
1,476	@	Perseus Holding Corp.	6,273	0.0
25,931		Service Corp. International	276,165	0.3
10,709		Starbucks Corp.	492,721	0.5
2,267	@	WMS Industries, Inc.	46,519	0.1
			937,416	1.0
		Consumer Staples: 0.1%
35,400	@	Alliance One International, Inc.	96,288	0.1

		Energy: 0.8%
43,381	@	Hercules Offshore, Inc.	192,612	0.2
6,900		Marathon Oil Corp.	201,963	0.2
3,450		Marathon Petroleum Corp.	114,850	0.1

See Accompanying Notes to Financial Statements

86

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Energy: (continued)
17,091	@	SandRidge Energy, Inc.	$139,463	0.2
2,859		Transocean Ltd.	109,757	0.1
			758,645	0.8
		Financials: 0.2%
651		CME Group, Inc.	158,629	0.2
2,445		Legg Mason, Inc.	58,802	0.0
			217,431	0.2
		Health Care: 3.4%
7,538		Aetna, Inc.	318,028	0.4
1,400	@	Alere, Inc.	32,326	0.0
3,611		Alere, Inc.	758,310	0.9
4,804	@	Bio-Rad Laboratories, Inc.	461,376	0.5
5,600		Cigna Corp.	235,200	0.3
11,045	@	Thermo Fisher Scientific, Inc.	496,694	0.6
5,900		UnitedHealth Group, Inc.	299,012	0.3
5,350	@	Waters Corp.	396,168	0.4
			2,997,114	3.4
		Industrials: 3.5%
17,548	@	BE Aerospace, Inc.	679,283	0.8
19,600	@	Commercial Vehicle Group, Inc.	177,184	0.2
8,080		Cooper Industries PLC	437,532	0.5
16,312	@	DigitalGlobe, Inc.	279,098	0.3
7,920		ESCO Technologies, Inc.	227,938	0.2
6,900		Exelis, Inc.	62,445	0.1
4,100	@	General Cable Corp.	102,541	0.1
8,355	@	GeoEye, Inc.	185,648	0.2
785		Horizon Lines, Inc.	3,415	0.0
3,450		ITT Corp.	66,688	0.1
8,019		Kennametal, Inc.	292,854	0.3
5,300		Lennox International, Inc.	178,875	0.2
16,300	@	Orbital Sciences Corp.	236,839	0.3
6,900		Xylem, Inc.	177,261	0.2
			3,107,601	3.5
		Information Technology: 1.7%
7,400	@	Arrow Electronics, Inc.	276,834	0.3
14,400	@	Ingram Micro, Inc.	261,936	0.3
7,419	@	Itron, Inc.	265,377	0.3
21		Magnachip Semiconductors S.A.	—	—
51,400	@	PMC - Sierra, Inc.	283,214	0.3
4,000	@	Research In Motion Ltd.	58,000	0.1
10,664	@	TE Connectivity Ltd.	328,558	0.4
			1,473,919	1.7
		Materials: 3.2%
2,371		FMC Corp.	204,001	0.2
16,600		Freeport-McMoRan Copper & Gold, Inc.	610,714	0.7
34,947	@	Georgia Gulf Corp.	681,117	0.8
31,949		LyondellBasell Industries NV	1,038,023	1.1
13,200	@	Owens-Illinois, Inc.	255,816	0.3
91,233	@	Polymet Mining Corp.	95,795	0.1
			2,885,466	3.2
		Telecommunications: 0.4%
28,800		Windstream Corp.	338,112	0.4

		Utilities: 0.3%
10,564		CMS Energy Corp.	233,253	0.3

		Total Common Stock (Cost $10,165,487)	13,045,245	14.6

PREFERRED STOCK: 2.9%
		Energy: 0.7%
11,500		Petroquest Energy, Inc.	425,799	0.5
1,400		SandRidge Energy, Inc.	173,894	0.2
			599,693	0.7
		Financials: 1.9%
325	#,P	Ally Financial, Inc.	232,994	0.3
27,580	P	Forest City Enterprises, Inc.	1,272,616	1.4
10,000	@,P	GMAC Capital Trust I	193,400	0.2
775	#,@	Perseus Holding Corp.	28,675	0.0
			1,727,685	1.9
		Industrials: 0.3%
2,200	P	General Cable Corp.	275,688	0.3

		Total Preferred Stock (Cost $2,626,653)	2,603,066	2.9

WARRANTS: 0.0%
		Energy: 0.0%
75		Green Field Energy Services, Inc.	3,450	0.0

		Industrials: 0.0%
74,759		Horizon Lines, Inc.	13,008	0.0

		Information Technology: —%
840		Magnachip Semiconductors S.A.	—	—

		Total Warrants (Cost $24,243)	16,458	0.0

		Total Long-Term Investments (Cost $81,258,490)	86,136,378	96.5

SHORT-TERM INVESTMENTS: 2.2%
		Mutual Funds: 2.2%
1,985,452		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,985,452)	1,985,452	2.2

		Total Short-Term Investments (Cost $1,985,452)	1,985,452	2.2

		Total Investments in Securities (Cost $83,243,942)	$88,121,830	98.7
		Assets in Excess of Other Liabilities	1,119,666	1.3
		Net Assets	$89,241,496	100.0

See Accompanying Notes to Financial Statements

87

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
P	Preferred Stock may be called prior to convertible date.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is $83,322,937.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,895,933
Gross Unrealized Depreciation	(6,097,040)
Net Unrealized Appreciation	$4,798,893

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$931,143	$—	$6,273	$937,416
Consumer Staples	96,288	—	—	96,288
Energy	758,645	—	—	758,645
Financials	217,431	—	—	217,431
Health Care	2,997,114	—	—	2,997,114
Industrials	3,107,601	—	—	3,107,601
Information Technology	1,473,919	—	—	1,473,919
Materials	2,885,466	—	—	2,885,466
Telecommunications	338,112	—	—	338,112
Utilities	233,253	—	—	233,253
Total Common Stock	13,038,972	—	6,273	13,045,245
Preferred Stock	—	1,301,775	1,301,291	2,603,066
Warrants	—	13,008	3,450	16,458
Corporate Bonds/Notes	—	68,108,977	884,574	68,993,551
Collateralized Mortgage Obligations	—	927,504	—	927,504
Municipal Bonds	—	358,475	—	358,475
Short-Term Investments	1,985,452	—	—	1,985,452
Asset-Backed Securities	—	192,079	—	192,079
Total Investments, at value	$15,024,424	$70,901,818	$2,195,588	$88,121,830

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

88

There were no significant transfers between Level 1 and 2 during the year endedDecember 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

89

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Consumer Discretionary: 20.7%
8,100	@	Autozone, Inc.	$2,632,257	0.4
95,400	@	Bed Bath & Beyond, Inc.	5,530,338	0.8
176,500	@	Carmax, Inc.	5,379,720	0.8
62,100	@,L	Central European Media Enterprises Ltd.	404,892	0.1
83,200		Chico’s FAS, Inc.	926,848	0.1
8,900	@	Chipotle Mexican Grill, Inc.	3,005,886	0.4
83,500		Choice Hotels International, Inc.	3,177,175	0.4
79,000		CTC Media, Inc.	692,830	0.1
72,600	@,L	Ctrip.com International Ltd. ADR	1,698,840	0.2
56,400		Dick’s Sporting Goods, Inc.	2,080,032	0.3
153,950	@	Discovery Communications, Inc. - Class C	5,803,915	0.8
80,700	@	Dollar General Corp.	3,319,998	0.5
46,650	@	Dollar Tree, Inc.	3,877,081	0.5
33,400	@	Fossil, Inc.	2,650,624	0.4
61,100		Gap, Inc.	1,133,405	0.2
99,200		Gentex Corp.	2,935,328	0.4
21,100	@,L	Groupon, Inc.	435,293	0.1
35,800		Guess ?, Inc.	1,067,556	0.1
29,000	@	Hyatt Hotels Corp.	1,091,560	0.2
114,600		International Game Technology	1,971,120	0.3
77,000		Kohl’s Corp.	3,799,950	0.5
306,300	@	Liberty Media Corp. - Interactive - Class A	4,966,655	0.7
12,866	@	Liberty Media Corp.	1,004,191	0.1
68,150	@	Madison Square Garden, Inc.	1,951,816	0.3
184,812		Marriott International, Inc.	5,390,966	0.8
18,481	@	Marriott Vacations Worldwide Corp.	317,134	0.0
177,900		Mattel, Inc.	4,938,504	0.7
110,600		McGraw-Hill Cos., Inc.	4,973,682	0.7
41,600		Men’s Wearhouse, Inc.	1,348,256	0.2
35,200	@	Michael Kors Holdings Ltd.	959,200	0.1
141,219	@,X	Michael Kors Holdings Ltd.	3,655,817	0.5
22,392	@	NetFlix, Inc.	1,551,542	0.2
97,600	@	New Oriental Education & Technology Group ADR	2,347,280	0.3
133,900		Omnicom Group	5,969,262	0.8
61,400	@	O’Reilly Automotive, Inc.	4,908,930	0.7
97,200	@,L	Pandora Media, Inc.	972,972	0.1
23,900	@	Panera Bread Co.	3,380,655	0.5
48,800		Petsmart, Inc.	2,502,952	0.4
138,000		Ross Stores, Inc.	6,559,140	0.9
101,200		Royal Caribbean Cruises Ltd.	2,506,724	0.4
149,600		Sotheby’s	4,268,088	0.6
112,000		Starwood Hotels & Resorts Worldwide, Inc.	5,372,640	0.8
8,800		Strayer Education, Inc.	855,272	0.1
48,400		Tiffany & Co.	3,206,984	0.5
82,150		Tim Hortons, Inc.	3,977,703	0.6
66,800	@	Toll Brothers, Inc.	1,364,056	0.2
27,400		Tractor Supply Co.	1,922,110	0.3
86,100	@	TRW Automotive Holdings Corp.	2,806,860	0.4
51,600	@	Urban Outfitters, Inc.	1,422,096	0.2
24,200		Weight Watchers International, Inc.	1,331,242	0.2
42,700		Williams-Sonoma, Inc.	1,643,950	0.2
53,550	@	WMS Industries, Inc.	1,098,846	0.2
27,700		Wynn Resorts Ltd.	3,060,573	0.4
			146,150,746	20.7
		Consumer Staples: 4.7%
133,400		Avon Products, Inc.	2,330,498	0.3
34,100		Beam, Inc.	1,746,943	0.3
37,700		Brown-Forman Corp.	3,035,227	0.4
30,000		Campbell Soup Co.	997,200	0.1
77,200		Church & Dwight Co., Inc.	3,532,672	0.5
20,500		Clorox Co.	1,364,480	0.2
90,900		Dr Pepper Snapple Group, Inc.	3,588,732	0.5
116,600		Flowers Foods, Inc.	2,213,068	0.3
41,700		Hershey Co.	2,576,226	0.4
16,600		JM Smucker Co.	1,297,622	0.2
13,000		Lorillard, Inc.	1,482,000	0.2
54,200		McCormick & Co., Inc.	2,732,764	0.4
19,200		Mead Johnson Nutrition Co.	1,319,616	0.2
69,100		Whole Foods Market, Inc.	4,807,978	0.7
			33,025,026	4.7
		Energy: 9.0%
115,269		Arch Coal, Inc.	1,672,553	0.2
119,600	@	Cameron International Corp.	5,883,124	0.8
22,300		Cimarex Energy Co.	1,380,370	0.2
54,100	@	Concho Resources, Inc.	5,071,875	0.7
34,100	@,L	Continental Resources, Inc.	2,274,811	0.3
31,800		Core Laboratories NV	3,623,610	0.5
40,100		Diamond Offshore Drilling	2,215,926	0.3
35,200	@	Dresser-Rand Group, Inc.	1,756,832	0.3
20,700	@	Dril-Quip, Inc.	1,362,474	0.2
66,200		EQT Corp.	3,627,098	0.5
122,600	@	FMC Technologies, Inc.	6,403,398	0.9
76,400	@	Kosmos Energy LLC	936,664	0.1
192,200	@	McDermott International, Inc.	2,212,222	0.3
20,800		Murphy Oil Corp.	1,159,392	0.2
128,900	@	Nabors Industries Ltd.	2,235,126	0.3
37,500	@	Newfield Exploration Co.	1,414,875	0.2
95,100		Oceaneering International, Inc.	4,386,963	0.6
123,300		Peabody Energy Corp.	4,082,463	0.6
63,700		QEP Resources, Inc.	1,866,410	0.3
85,100		Range Resources Corp.	5,271,094	0.8
37,900		SM Energy Co.	2,770,490	0.4
34,500	@	Southwestern Energy Co.	1,101,930	0.2

See Accompanying Notes to Financial Statements

90

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Energy: (continued)
28,000	@	Ultra Petroleum Corp.	$829,640	0.1
			63,539,340	9.0
		Financials: 6.7%
41,100	@	Arch Capital Group Ltd.	1,530,153	0.2
44,600		Axis Capital Holdings Ltd.	1,425,416	0.2
46,100		BankUnited, Inc.	1,013,739	0.1
92,200		Brown & Brown, Inc.	2,086,486	0.3
102,133		CBOE Holdings, Inc.	2,641,160	0.4
101,700		Fifth Third Bancorp.	1,293,624	0.2
127,413		First Horizon National Corp.	1,019,304	0.1
117,000	@	Forest City Enterprises, Inc.	1,382,940	0.2
46,100	@,L	Green Dot Corp.	1,439,242	0.2
43,600		HCC Insurance Holdings, Inc.	1,199,000	0.2
39,600	@	IntercontinentalExchange, Inc.	4,773,780	0.7
62,900	@	Invesco Ltd.	1,263,661	0.2
86,600		Jones Lang LaSalle, Inc.	5,305,116	0.8
100,800		Lazard Ltd.	2,631,888	0.4
102,000		Moody’s Corp.	3,435,360	0.5
92,100	@	MSCI, Inc. - Class A	3,032,853	0.4
30,200		Northern Trust Corp.	1,197,732	0.2
40,200		Principal Financial Group, Inc.	988,920	0.1
18,500		RenaissanceRe Holdings Ltd.	1,375,845	0.2
67,000		SLM Corp.	897,800	0.1
23,300	@	SVB Financial Group	1,111,177	0.2
97,100		TCF Financial Corp.	1,002,072	0.1
110,000		TD Ameritrade Holding Corp.	1,721,500	0.2
33,600		Willis Group Holdings Ltd.	1,303,680	0.2
31,700		WR Berkley Corp.	1,090,163	0.2
56,800		Zions Bancorp.	924,704	0.1
			47,087,315	6.7
		Health Care: 12.7%
77,000	@	Alexion Pharmaceuticals, Inc.	5,505,500	0.8
175,900	@	Allscripts Healthcare Solutions, Inc.	3,331,546	0.5
45,100	@	AMERIGROUP Corp.	2,664,508	0.4
170,800		AmerisourceBergen Corp.	6,352,052	0.9
45,500	@	BioMarin Pharmaceuticals, Inc.	1,564,290	0.2
91,800	@	Bruker BioSciences Corp.	1,140,156	0.2
46,700	@	Catalyst Health Solutions, Inc.	2,428,400	0.3
47,400	@	Cerner Corp.	2,903,250	0.4
22,700	@	Charles River Laboratories International, Inc.	620,391	0.1
31,100		Cigna Corp.	1,306,200	0.2
56,800	@	Community Health Systems, Inc.	991,160	0.1
35,600	@	Covance, Inc.	1,627,632	0.2
55,600		CR Bard, Inc.	4,753,800	0.7
50,100	@	DaVita, Inc.	3,798,081	0.5
79,300	@,L	Dendreon Corp.	602,680	0.1
74,200		Densply International, Inc.	2,596,258	0.4
17,900	@	Edwards Lifesciences Corp.	1,265,530	0.2
44,900	@	Henry Schein, Inc.	2,892,907	0.4
284,100	@	Human Genome Sciences, Inc.	2,099,499	0.3
16,600		Humana, Inc.	1,454,326	0.2
31,200	@,L	Idexx Laboratories, Inc.	2,401,152	0.3
47,100	@	Illumina, Inc.	1,435,608	0.2
202,300	@,L	Incyte Corp., Ltd.	3,036,523	0.4
1,600	@	Intuitive Surgical, Inc.	740,816	0.1
39,000	@	Laboratory Corp. of America Holdings	3,352,830	0.5
27,500	@	Life Technologies Corp.	1,070,025	0.1
38,100	@	Mednax, Inc.	2,743,581	0.4
18,300	@	Mettler Toledo International, Inc.	2,703,093	0.4
51,000	@	Myriad Genetics, Inc.	1,067,940	0.1
74,900		Quest Diagnostics	4,348,694	0.6
62,600	@,L	Regeneron Pharmaceuticals, Inc.	3,469,918	0.5
61,300	@	SXC Health Solutions Corp.	3,462,224	0.5
37,200	@	Thoratec Corp.	1,248,432	0.2
38,900		Universal Health Services, Inc.	1,511,654	0.2
47,800	@	Valeant Pharmaceuticals International, Inc.	2,231,782	0.3
27,500	@	Varian Medical Systems, Inc.	1,846,075	0.3
66,600	@	Vertex Pharmaceuticals, Inc.	2,211,786	0.3
16,900	@	Waters Corp.	1,251,445	0.2
			90,031,744	12.7
		Industrials: 15.9%
54,000	@,L	Air Lease Corp.	1,280,340	0.2
82,600	@	American Reprographics Co.	379,134	0.1
72,975		Ametek, Inc.	3,072,248	0.4
107,850	@	Babcock & Wilcox Co.	2,603,499	0.4
72,100		CH Robinson Worldwide, Inc.	5,031,138	0.7
29,500		Clarcor, Inc.	1,474,705	0.2
29,800	@	Clean Harbors, Inc.	1,899,154	0.3
87,300		Cooper Industries PLC	4,727,295	0.7
40,500		Copa Holdings S.A.	2,376,135	0.3
32,100	@	Copart, Inc.	1,537,269	0.2
39,300		Cummins, Inc.	3,459,186	0.5
38,400		Donaldson Co., Inc.	2,614,272	0.4
17,200		The Dun & Bradstreet Corp.	1,287,076	0.2
80,800		Embraer SA ADR	2,037,776	0.3
95,700		Expeditors International Washington, Inc.	3,919,872	0.6
73,600	L	Fastenal Co.	3,209,696	0.5
15,300		Flowserve Corp.	1,519,596	0.2
82,900		Fluor Corp.	4,165,725	0.6
102,500	@	Fortune Brands Home & Security, Inc.	1,745,575	0.2

See Accompanying Notes to Financial Statements

91

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
42,300	@	General Cable Corp.	$1,057,923	0.1
33,300		Graco, Inc.	1,361,637	0.2
89,900	@	Hertz Global Holdings, Inc.	1,053,628	0.1
43,800		Hubbell, Inc.	2,928,468	0.4
32,100		IDEX Corp.	1,191,231	0.2
66,400	@	II-VI, Inc.	1,219,104	0.2
49,300		JB Hunt Transport Services, Inc.	2,221,951	0.3
60,600		Joy Global, Inc.	4,543,182	0.6
74,900	@	Kansas City Southern	5,093,949	0.7
64,100		Landstar System, Inc.	3,071,672	0.4
100,000		Manpower, Inc.	3,575,000	0.5
25,100		Paccar, Inc.	940,497	0.1
59,000		Pall Corp.	3,371,850	0.5
62,800	@	Quanta Services, Inc.	1,352,712	0.2
40,600		Ritchie Brothers Auctioneers, Inc.	896,448	0.1
72,800		Robert Half International, Inc.	2,071,888	0.3
47,200		Roper Industries, Inc.	4,100,264	0.6
103,400		Skywest, Inc.	1,301,806	0.2
266,300		Southwest Airlines Co.	2,279,528	0.3
18,500	@	Stericycle, Inc.	1,441,520	0.2
43,500	@	Terex Corp.	587,685	0.1
19,800	@	TransDigm Group, Inc.	1,894,464	0.3
33,200		Valmont Industries, Inc.	3,014,228	0.4
54,600	@	Verisk Analytics, Inc.	2,191,098	0.3
62,000	@	WABCO Holdings, Inc.	2,690,800	0.4
32,500		Wabtec Corp.	2,273,375	0.3
56,100		Waste Connections, Inc.	1,859,154	0.3
22,300		WW Grainger, Inc.	4,174,337	0.6
			112,099,090	15.9
		Information Technology: 21.0%
109,500		Altera Corp.	4,062,450	0.6
72,200		Amphenol Corp.	3,277,158	0.5
119,200		Analog Devices, Inc.	4,264,976	0.6
62,000	@	Ansys, Inc.	3,551,360	0.5
80,400	@	Ariba, Inc.	2,257,632	0.3
104,400		ARM Holdings PLC ADR	2,888,748	0.4
108,000	@	Aruba Networks, Inc.	2,000,160	0.3
425,800	@	Atmel Corp.	3,448,980	0.5
142,000	@	Autodesk, Inc.	4,306,860	0.6
51,000	@	Check Point Software Technologies	2,679,540	0.4
79,900	@	Ciena Corp.	966,790	0.1
29,400	@	Citrix Systems, Inc.	1,785,168	0.3
31,800	@	Commvault Systems, Inc.	1,358,496	0.2
64,900	@	Concur Technologies, Inc.	3,296,271	0.5
318,224	@,X	Coupon.com	1,748,116	0.2
13,900	@	Equinix, Inc.	1,409,460	0.2
17,200	@	F5 Networks, Inc.	1,825,264	0.3
17,000		Factset Research Systems, Inc.	1,483,760	0.2
92,200	@	Fortinet, Inc.	2,010,882	0.3
78,200	@	Gartner, Inc.	2,719,014	0.4
84,800	@	Genpact Ltd.	1,267,760	0.2
233,880	@,X	Groupon, Inc.	4,583,697	0.7
60,000	@	Informatica Corp.	2,215,800	0.3
69,200		Intersil Corp.	722,448	0.1
84,800		Intuit, Inc.	4,459,632	0.6
18,000	@	Itron, Inc.	643,860	0.1
83,200		Jabil Circuit, Inc.	1,635,712	0.2
187,000	@	JDS Uniphase Corp.	1,952,280	0.3
105,800	@	Juniper Networks, Inc.	2,159,378	0.3
30,400		KLA-Tencor Corp.	1,466,800	0.2
77,500	@	Lam Research Corp.	2,869,050	0.4
126,300		Linear Technology Corp.	3,792,789	0.5
267,900	@	Marvell Technology Group Ltd.	3,710,415	0.5
79,700	L	Microchip Technology, Inc.	2,919,411	0.4
40,900	@	Micros Systems, Inc.	1,905,122	0.3
62,400		National Instruments Corp.	1,619,280	0.2
30,500	@	NetApp, Inc.	1,106,235	0.2
243,500	@	Nuance Communications, Inc.	6,126,460	0.9
256,600	@	Nvidia Corp.	3,556,476	0.5
157,800	@	ON Semiconductor Corp.	1,218,216	0.2
56,500		Paychex, Inc.	1,701,215	0.2
87,500	@	QLogic Corp.	1,312,500	0.2
32,600	@	Rackspace Hosting, Inc.	1,402,126	0.2
107,000	@	Red Hat, Inc.	4,418,030	0.6
48,000	@	Riverbed Technolgoy, Inc.	1,128,000	0.2
72,300	@	Rovi Corp.	1,777,134	0.2
14,400	@	Salesforce.com, Inc.	1,461,024	0.2
84,300	@,L	Silicon Laboratories, Inc.	3,660,306	0.5
53,500	@,L	Sina Corp.	2,782,000	0.4
112,200	@	Skyworks Solutions, Inc.	1,819,884	0.3
36,600		Solera Holdings, Inc.	1,630,164	0.2
62,600	@	Teradata Corp.	3,036,726	0.4
129,000	@	TIBCO Software, Inc.	3,084,390	0.4
114,600	@	Trimble Navigation Ltd.	4,973,640	0.7
139,600	@	Triquint Semiconductor, Inc.	679,852	0.1
349,400		Western Union Co.	6,380,044	0.9
142,700		Xilinx, Inc.	4,574,962	0.6
32,800	@	Zebra Technologies Corp.	1,173,584	0.2
			148,267,487	21.0
		Materials: 6.8%
24,300		Agnico-Eagle Mines Ltd.	882,576	0.1
15,400		Air Products & Chemicals, Inc.	1,311,926	0.2
22,000		Albemarle Corp.	1,133,220	0.2
36,900		Carpenter Technology Corp.	1,899,612	0.3
26,300		CF Industries Holdings, Inc.	3,812,974	0.5
63,000		Cliffs Natural Resources, Inc.	3,928,050	0.6
83,600		Compass Minerals International, Inc.	5,755,860	0.8
165,200		Eldorado Gold Corp.	2,264,892	0.3
270,900		HudBay Minerals, Inc.	2,673,783	0.4
44,000	@	Intrepid Potash, Inc.	995,720	0.1
184,100	@	Osisko Mining Corp.	1,780,247	0.2
23,500		PPG Industries, Inc.	1,962,015	0.3

See Accompanying Notes to Financial Statements

92

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
91,200	@	Rockwood Holdings, Inc.	$3,590,544	0.5
63,100		Sherwin-Williams Co.	5,632,937	0.8
21,200		Sigma-Aldrich Corp.	1,324,152	0.2
53,000	L	Sociedad Quimica y Minera de Chile SA ADR	2,854,050	0.4
78,700	@	Stillwater Mining Co.	823,202	0.1
47,900		Ternium SA ADR	880,881	0.1
28,500	L	United States Steel Corp.	754,110	0.1
34,200	L	Vulcan Materials Co.	1,345,770	0.2
41,500		Walter Industries, Inc.	2,513,240	0.4
			48,119,761	6.8
		Telecommunications: 1.7%
140,200	@	Crown Castle International Corp.	6,280,960	0.9
34,600	@	NII Holdings, Inc.	736,980	0.1
114,950	@	SBA Communications Corp.	4,938,252	0.7
			11,956,192	1.7
		Utilities: 0.4%
178,800	@	Calpine Corp.	2,919,804	0.4

		Total Common Stock (Cost $647,555,286)	703,196,505	99.6

PREFERRED STOCK: 0.1%
		Information Technology: 0.1%
32,539	@,X	Workday, Inc.	431,467	0.1

		Total Preferred Stock (Cost $431,467)	431,467	0.1

		Total Long-Term Investments (Cost $647,986,753)	703,627,972	99.7

Principal Amount†
SHORT-TERM INVESTMENTS: 3.5%
	Securities Lending Collateral(cc)(1): 3.4%
5,591,715	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $5,591,764, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $5,703,550, due 01/19/12-12/20/41)	5,591,715	0.8
5,591,715	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $5,591,776, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $5,703,550, due 06/28/12-11/01/41)	5,591,715	0.8
5,591,715	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $5,591,776, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $5,703,549, due 04/01/20-12/01/48)	5,591,715	0.8
5,591,715	Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $5,591,764, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $5,703,549, due 11/15/12-10/01/44)	5,591,715	0.8
1,177,203	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $1,177,204, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $1,200,748, due 08/15/12-11/15/40)	1,177,203	0.2
		23,544,063	3.4

See Accompanying Notes to Financial Statements

93

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
810,229	T. Rowe Price Reserve Investment Fund (Cost $810,229)	$810,229	0.1

	Total Short-Term Investments (Cost $24,354,292)	24,354,292	3.5

	Total Investments in Securities (Cost $672,341,045)	$727,982,264	103.2
	Liabilities in Excess of Other Assets	(22,677,317)	(3.2)
	Net Assets	$705,304,947	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $672,636,441.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$136,852,286
Gross Unrealized Depreciation	(81,506,463)
Net Unrealized Appreciation	$55,345,823

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$142,494,929	$3,655,817	$—	$146,150,746
Consumer Staples	33,025,026	—	—	33,025,026
Energy	63,539,340	—	—	63,539,340
Financials	47,087,315	—	—	47,087,315
Health Care	90,031,744	—	—	90,031,744
Industrials	112,099,090	—	—	112,099,090
Information Technology	141,935,674	4,583,697	1,748,116	148,267,487
Materials	45,265,711	2,854,050	—	48,119,761
Telecommunications	11,956,192	—	—	11,956,192
Utilities	2,919,804	—	—	2,919,804
Total Common Stock	690,354,825	11,093,564	1,748,116	703,196,505
Preferred Stock	—	431,467	—	431,467

See Accompanying Notes to Financial Statements

94

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Short-Term Investments	$810,229	$23,544,063	$—	$24,354,292
Total Investments, at value	$691,165,054	$35,069,094	$1,748,116	$727,982,264

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

95

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Consumer Discretionary: 18.5%
194,000	@	Amazon.com, Inc.	$33,581,400	3.4
15,900	@	Autozone, Inc.	5,167,023	0.5
215,400	@	Carmax, Inc.	6,565,392	0.7
146,800		Carnival PLC	4,838,784	0.5
26,200	@	Chipotle Mexican Grill, Inc.	8,848,788	0.9
55,900		Coach, Inc.	3,412,136	0.3
142,700	@,L	Ctrip.com International Ltd. ADR	3,339,180	0.3
51,200	@	Discovery Communications, Inc. - Class A	2,097,664	0.2
44,304	@	Fossil, Inc.	3,515,965	0.4
29,000	@,L	Groupon, Inc.	598,270	0.1
98,200		Harley-Davidson, Inc.	3,817,034	0.4
124,500		Johnson Controls, Inc.	3,891,870	0.4
176,800	@	Las Vegas Sands Corp.	7,554,664	0.8
211,500	@	Liberty Media Corp. - Interactive - Class A	3,429,473	0.3
278,411		Marriott International, Inc.	8,121,249	0.8
129,900	@	MGM Resorts International	1,354,857	0.1
132,000		Nike, Inc.	12,720,840	1.3
765,500	@,L	Prada SpA	3,445,219	0.3
46,359	@	Priceline.com, Inc.	21,682,568	2.2
40,000		Ralph Lauren Corp.	5,523,200	0.6
107,800		Ross Stores, Inc.	5,123,734	0.5
283,800		Starbucks Corp.	13,057,638	1.3
133,900		Starwood Hotels & Resorts Worldwide, Inc.	6,423,183	0.7
212,400		Walt Disney Co.	7,965,000	0.8
115,300		Yum! Brands, Inc.	6,803,853	0.7
			182,878,984	18.5
		Consumer Staples: 1.9%
96,400		Costco Wholesale Corp.	8,032,048	0.8
88,400		CVS Caremark Corp.	3,604,952	0.4
37,900	@	Hansen Natural Corp.	3,492,106	0.3
56,600		Whole Foods Market, Inc.	3,938,228	0.4
			19,067,334	1.9
		Energy: 7.6%
163,200	@	Cameron International Corp.	8,027,808	0.8
47,900		Cimarex Energy Co.	2,965,010	0.3
103,200	@,L	Continental Resources, Inc.	6,884,472	0.7
129,800		EOG Resources, Inc.	12,786,598	1.3
229,900	@	FMC Technologies, Inc.	12,007,677	1.2
250,900	@	McDermott International, Inc.	2,887,859	0.3
122,000		Occidental Petroleum Corp.	11,431,400	1.2
123,000		Peabody Energy Corp.	4,072,530	0.4
199,900		Schlumberger Ltd.	13,655,169	1.4
			74,718,523	7.6
		Financials: 4.1%
271,900		American Express Co.	12,825,523	1.3
60,276	@	CBRE Group, Inc.	917,401	0.1
107,208		Franklin Resources, Inc.	10,298,400	1.0
53,100	@	IntercontinentalExchange, Inc.	6,401,205	0.6
338,100	@	Invesco Ltd.	6,792,429	0.7
139,400		US Bancorp.	3,770,770	0.4
			41,005,728	4.1
		Health Care: 6.0%
53,800	@	Alexion Pharmaceuticals, Inc.	3,846,700	0.4
62,900		Allergan, Inc.	5,518,846	0.6
51,400		Baxter International, Inc.	2,543,272	0.3
47,100	@	Biogen Idec, Inc.	5,183,355	0.5
80,458	@	Celgene Corp.	5,438,961	0.6
30,000		Covidien PLC	1,350,300	0.1
60,500	@	Edwards Lifesciences Corp.	4,277,350	0.4
148,500	@	Express Scripts, Inc.	6,636,465	0.7
197,100	@	Human Genome Sciences, Inc.	1,456,569	0.1
174,700		McKesson Corp.	13,610,877	1.4
108,300		Stryker Corp.	5,383,593	0.5
80,100	@	Valeant Pharmaceuticals International, Inc.	3,739,869	0.4
			58,986,157	6.0
		Industrials: 15.4%
100,500	@	Babcock & Wilcox Co.	2,426,070	0.2
116,300		Boeing Co.	8,530,605	0.9
30,900		Caterpillar, Inc.	2,799,540	0.3
77,700		Cooper Industries PLC	4,207,455	0.4
48,300		Cummins, Inc.	4,251,366	0.4
601,800		Danaher Corp.	28,308,672	2.9
59,300		Deere & Co.	4,586,855	0.5
75,400		Emerson Electric Co.	3,512,886	0.4
126,000		Expeditors International Washington, Inc.	5,160,960	0.5
347,900	L	Fastenal Co.	15,171,919	1.5
187,000		FedEx Corp.	15,616,370	1.6
47,300		Fluor Corp.	2,376,825	0.2
65,700		Joy Global, Inc.	4,925,529	0.5
89,700	@	Kansas City Southern	6,100,497	0.6
88,800		Precision Castparts Corp.	14,633,352	1.5
58,800		Roper Industries, Inc.	5,107,956	0.5
111,500		Union Pacific Corp.	11,812,310	1.2
119,200		United Parcel Service, Inc. - Class B	8,724,248	0.9
21,700		WW Grainger, Inc.	4,062,023	0.4
			152,315,438	15.4
		Information Technology: 35.5%
199,800		Accenture PLC	10,635,354	1.1
50,200	@	Akamai Technologies, Inc.	1,620,456	0.2
224,800	@	Apple, Inc.	91,044,000	9.2
126,300	@	Autodesk, Inc.	3,830,679	0.4
181,900	@	Baidu.com ADR	21,185,893	2.1
219,800		Broadcom Corp.	6,453,328	0.7
496,900		Corning, Inc.	6,449,762	0.7
360,100	@	eBay, Inc.	10,921,833	1.1

See Accompanying Notes to Financial Statements

96

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
145,200	@	EMC Corp.	$3,127,608	0.3
279,291	@,X	Facebook, Inc.	8,699,105	0.9
74,150	@	Google, Inc. - Class A	47,893,485	4.8
252,012	@,X	Groupon, Inc.	4,939,057	0.5
76,200	@	Informatica Corp.	2,814,066	0.3
371,400	@	Juniper Networks, Inc.	7,580,274	0.8
66,100	@,L	LinkedIn Corp.	4,164,961	0.4
84,501	@,X	LivingSocial.com	649,813	0.1
97,711	#,@	Mail.ru Group Ltd. GDR	2,536,268	0.2
76,600		Mastercard, Inc.	28,558,012	2.9
134,400	@	NetApp, Inc.	4,874,688	0.5
157,806	@	Nuance Communications, Inc.	3,970,399	0.4
511,400		Qualcomm, Inc.	27,973,580	2.8
122,900	@	Red Hat, Inc.	5,074,541	0.5
37,416	@	Salesforce.com, Inc.	3,796,227	0.4
75,100	@	Sandisk Corp.	3,695,671	0.4
348,600		Tencent Holdings Ltd.	6,980,147	0.7
91,000	@	Teradata Corp.	4,414,410	0.4
99,300	@	Trimble Navigation Ltd.	4,309,620	0.4
44,243	@,X	Twitter, Inc.	619,402	0.1
72,209	@,X	Twitter, Inc.	1,010,926	0.1
115	@,X	Twitter, Inc. - Series A	1,610	0.0
1,793	@,X	Twitter, Inc. - Series B	25,102	0.0
460	@,X	Twitter, Inc. - Series C	6,440	0.0
16,982	@,X	Twitter, Inc. - Series D	237,748	0.0
143,200		Visa, Inc.	14,539,096	1.5
275,100		Western Union Co.	5,023,326	0.5
189,420	@,X	Zynga, Inc.- Class B	1,693,320	0.1
			351,350,207	35.5
		Materials: 4.4%
44,900		Air Products & Chemicals, Inc.	3,825,031	0.4
194,057		BHP Billiton Ltd.	6,849,938	0.7
112,900		Freeport-McMoRan Copper & Gold, Inc.	4,153,591	0.4
101,200		Potash Corp. of Saskatchewan	4,177,536	0.4
224,400		Praxair, Inc.	23,988,360	2.5
			42,994,456	4.4
		Telecommunications: 4.5%
358,100		American Tower Corp.	21,489,581	2.2
519,112	@	Crown Castle International Corp.	23,256,218	2.3
			44,745,799	4.5

		Total Common Stock (Cost $750,798,347)	968,062,626	97.9

Principal Amount†
SHORT-TERM INVESTMENTS: 4.9%
	Securities Lending Collateral(cc)(1): 2.9%
6,778,929	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $6,778,988, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $6,914,508, due 01/19/12-12/20/41)	$6,778,929	0.7
6,778,929	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $6,778,988, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $6,914,508, due 06/28/12-11/01/41)	6,778,929	0.7
6,778,929	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $6,779,003, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $6,914,508, due 04/01/20-12/01/48)	6,778,929	0.7
6,778,929	Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $6,778,988, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $6,914,508, due 11/15/12-10/01/44)	6,778,929	0.7

See Accompanying Notes to Financial Statements

97

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(cc)(1) (continued)
1,427,143	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $1,427,145, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $1,455,686, due 08/15/12-11/15/40)	$1,427,143	0.1
		28,542,859	2.9

Shares
	Mutual Funds: 2.0%
19,974,295	T. Rowe Price Reserve Investment Fund (Cost $19,974,295)	19,974,295	2.0

	Total Short-Term Investments (Cost $48,517,154)	48,517,154	4.9

	Total Investments in Securities (Cost $799,315,501)	$1,016,579,780	102.8
	Liabilities in Excess of Other Assets	(27,655,455)	(2.8)
	Net Assets	$988,924,325	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $803,815,682.

Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$253,297,675
	Gross Unrealized Depreciation	(40,533,577)
	Net Unrealized Appreciation	$212,764,098

See Accompanying Notes to Financial Statements

98

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$174,594,981	$8,284,003	$—	$182,878,984
Consumer Staples	19,067,334	—	—	19,067,334
Energy	74,718,523	—	—	74,718,523
Financials	41,005,728	—	—	41,005,728
Health Care	58,986,157	—	—	58,986,157
Industrials	152,315,438	—	—	152,315,438
Information Technology	323,951,269	17,006,513	10,392,425	351,350,207
Materials	36,144,518	6,849,938	—	42,994,456
Telecommunications	44,745,799	—	—	44,745,799
Total Common Stock	925,529,747	32,140,454	10,392,425	968,062,626
Short-Term Investments	19,974,295	28,542,859	—	48,517,154
Total Investments, at value	$945,504,042	$60,683,313	$10,392,425	$1,016,579,780

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

99

PORTFOLIO OF INVESTMENTS
ING TEMPLETON FOREIGN EQUITY PORTFOLIO	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Austria: 0.7%
285,860		Telekom Austria AG	$3,419,836	0.7

		Bermuda: 0.5%
43,930		PartnerRe Ltd.	2,820,745	0.5

		Brazil: 1.4%
206,834		Petroleo Brasileiro SA ADR	5,139,825	1.0
100,920		Vale SA ADR	2,078,952	0.4
			7,218,777	1.4
		Canada: 2.1%
137,400		Husky Energy, Inc.	3,311,087	0.6
596,300		Talisman Energy, Inc.	7,597,521	1.5
			10,908,608	2.1
		China: 6.7%
1,833,000		China Life Insurance Co., Ltd.	4,517,522	0.9
795,000		China Mobile Ltd.	7,723,892	1.5
22,294,000		China Telecom Corp., Ltd.	12,680,540	2.4
1,987,570		Citic Pacific Ltd.	3,569,261	0.7
13,026,153		Shanghai Electric Group Co., Ltd.	6,006,988	1.2
			34,498,203	6.7
		Denmark: 0.2%
119,830	@	Vestas Wind Systems A/S	1,288,783	0.2

		France: 8.8%
79,980		Alstom	2,416,180	0.5
476,931		AXA S.A.	6,164,896	1.2
110,730		Cie Generale des Etablissements Michelin	6,524,332	1.2
446,220		France Telecom S.A.	6,984,063	1.3
130,246		Gaz de France	3,539,182	0.7
155,898		Sanofi-Aventis	11,395,758	2.2
172,448		Total S.A.	8,799,637	1.7
			45,824,048	8.8
		Germany: 10.8%
251,590		Celesio AG	3,979,628	0.8
393,350		Deutsche Post AG	6,047,443	1.1
241,782		E.ON AG	5,210,426	1.0
1,029,094		Infineon Technologies AG	7,729,011	1.5
76,740		Merck KGaA	7,642,074	1.5
46,660		Muenchener Rueckversicherungs AG	5,717,831	1.1
193,706		SAP AG	10,245,405	2.0
96,313		Siemens AG	9,214,807	1.8
			55,786,625	10.8
		Hong Kong: 3.6%
2,414,500		AIA Group Ltd.	7,516,151	1.5
273,700		Cheung Kong Holdings Ltd. ADR ADR	3,237,871	0.6
415,000		Hutchison Whampoa Ltd.	3,463,108	0.7
361,500		Swire Pacific Ltd.	4,355,548	0.8
			18,572,678	3.6
		India: 3.0%
799,122		Housing Development Finance Corp.	9,800,446	1.9
218,930		ICICI Bank Ltd. ADR	5,786,320	1.1
			15,586,766	3.0
		Italy: 2.7%
387,065		ENI S.p.A.	7,980,346	1.6
2,201,636		Intesa Sanpaolo S.p.A.	3,666,852	0.7
272,317		UniCredit SpA	2,246,102	0.4
			13,893,300	2.7
		Japan: 2.8%
589,400		Itochu Corp.	5,976,198	1.2
1,162,300		Mitsubishi UFJ Financial Group, Inc.	4,920,576	0.9
107,500		Toyota Motor Corp.	3,554,715	0.7
			14,451,489	2.8
		Netherlands: 8.1%
93,000		Akzo Nobel NV	4,481,620	0.9
111,010		Randstad Holdings NV	3,265,624	0.6
348,450		Royal Dutch Shell PLC - Class B	13,254,197	2.5
357,255		Koninklijke Philips Electronics NV	7,495,800	1.4
272,512		SBM Offshore NV	5,586,132	1.1
237,050		Unilever NV	8,150,602	1.6
			42,233,975	8.1
		Norway: 4.4%
428,280		Statoil ASA	10,968,377	2.1
715,540		Telenor ASA	11,708,928	2.3
			22,677,305	4.4
		Portugal: 0.6%
580,950		Portugal Telecom SGPS S.A.	3,345,923	0.6

		Singapore: 3.2%
1,154,500		DBS Group Holdings Ltd.	10,247,668	2.0
2,728,000		Singapore Telecommunications Ltd.	6,497,412	1.2
			16,745,080	3.2
		South Korea: 5.6%
145,608		KB Financial Group, Inc. ADR	4,563,355	0.9
105,784	@	LG Electronics, Inc.	6,845,887	1.3
7,830		Posco	2,582,812	0.5
32,483	@	Samsung Electronics Co., Ltd. GDR	14,936,904	2.9
			28,928,958	5.6

See Accompanying Notes to Financial Statements

100

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Spain: 3.3%
486,591		Banco Santander Central Hispano S.A.	$3,676,017	0.7
135,271		Repsol YPF S.A.	4,138,646	0.8
531,199		Telefonica S.A.	9,151,560	1.8
			16,966,223	3.3
		Sweden: 1.5%
744,650		Telefonaktiebolaget LM Ericsson	7,551,208	1.5

		Switzerland: 8.2%
99,019		Adecco S.A.	4,126,743	0.8
83,700		Credit Suisse Group	1,961,775	0.4
153,740		Nestle S.A.	8,828,293	1.7
92,996		Novartis AG	5,309,428	1.0
59,950		Roche Holding AG - Genusschein	10,138,645	2.0
183,721		Swiss Re Ltd.	9,340,326	1.8
222,812		UBS AG - Reg	2,643,149	0.5
			42,348,359	8.2
		Taiwan: 2.2%
626,784		Compal Electronics, Inc.	3,125,772	0.6
195,316		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,521,529	0.5
2,305,251		Taiwan Semiconductor Manufacturing Co., Ltd.	5,759,900	1.1
			11,407,201	2.2
		United Kingdom: 17.0%
949,290		Aviva PLC	4,415,433	0.8
1,533,120		BAE Systems PLC	6,774,532	1.3
931,060		BP PLC	6,632,159	1.3
233,610		CRH PLC	4,636,808	0.9
544,857		GlaxoSmithKline PLC	12,414,976	2.4
846,400		HSBC Holdings PLC	6,447,526	1.2
1,509,100	@	International Consolidated Airlines Group SA	3,447,721	0.7
1,598,725		Kingfisher PLC	6,212,593	1.2
988,660		Marks & Spencer Group PLC	4,774,995	0.9
115,060		Pearson PLC	2,159,509	0.4
710,950		Rolls-Royce Holdings PLC	8,231,432	1.6
229,268		Standard Chartered PLC	5,014,631	1.0
1,051,970		Tesco PLC	6,581,957	1.3
3,777,936		Vodafone Group PLC	10,533,209	2.0
			88,277,481	17.0

		Total Common Stock (Cost $560,678,241)	504,751,571	97.4

		Assets in Excess of Other Liabilities	13,629,880	2.6
		Net Assets	$518,381,451	100.0

@	Non-income producing security
ADR	American Depositary Receipt

	Cost for federal income tax purposes is $563,173,471.

	Net unrealized depreciation consists of:

	Gross Unrealized Appreciation	$47,523,439
	Gross Unrealized Depreciation	(105,945,339)
	Net Unrealized Depreciation	$(58,421,900)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	5.7%
Consumer Staples	4.6
Energy	14.2
Financials	20.9
Health Care	9.9
Industrials	13.8
Information Technology	10.1
Materials	2.7
Telecommunications	13.8
Utilities	1.7
Assets in Excess of Other Liabilities	2.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements

101

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Austria	$—	$3,419,836	$—	$3,419,836
Bermuda	2,820,745	—	—	2,820,745
Brazil	7,218,777	—	—	7,218,777
Canada	10,908,608	—	—	10,908,608
China	—	34,498,203	—	34,498,203
Denmark	—	1,288,783	—	1,288,783
France	—	45,824,048	—	45,824,048
Germany	—	55,786,625	—	55,786,625
Hong Kong	3,237,871	15,334,807	—	18,572,678
India	5,786,320	9,800,446	—	15,586,766
Italy	—	13,893,300	—	13,893,300
Japan	—	14,451,489	—	14,451,489
Netherlands	—	42,233,975	—	42,233,975
Norway	—	22,677,305	—	22,677,305
Portugal	3,345,923	—	—	3,345,923
Singapore	—	16,745,080	—	16,745,080
South Korea	7,146,167	21,782,791	—	28,928,958
Spain	—	16,966,223	—	16,966,223
Sweden	—	7,551,208	—	7,551,208
Switzerland	—	42,348,359	—	42,348,359
Taiwan	5,647,301	5,759,900	—	11,407,201
United Kingdom	—	88,277,481	—	88,277,481
Total Common Stock	46,111,712	458,639,859	—	504,751,571
Total Investments, at value	$46,111,712	$458,639,859	$—	$504,751,571

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

102

PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.8%
		Consumer Discretionary: 14.0%
183,100		Best Buy Co., Inc.	$4,279,047	1.9
349,600		Gap, Inc.	6,485,080	3.0
118,096	@	Life Time Fitness, Inc.	5,520,988	2.5
934,600	@	Office Depot, Inc.	2,009,390	0.9
293,500	@	OfficeMax, Inc.	1,332,490	0.6
545,000	@	Pulte Homes, Inc.	3,438,950	1.6
559,600		Staples, Inc.	7,772,844	3.5
			30,838,789	14.0
		Energy: 13.8%
63,192		Apache Corp.	5,723,931	2.6
312,100	@	Bankers Petroleum Ltd.	1,360,220	0.6
94,600		ExxonMobil Corp.	8,018,296	3.6
1,540		Inpex Holdings, Inc.	9,696,191	4.4
694,042	@	SandRidge Energy, Inc.	5,663,383	2.6
			30,462,021	13.8
		Financials: 16.0%
839,100		Bank of America Corp.	4,665,396	2.1
709,200		Charles Schwab Corp.	7,985,592	3.6
639,600	@	Genworth Financial, Inc.	4,189,380	1.9
331,900		Hartford Financial Services Group, Inc.	5,393,375	2.5
138,935		JPMorgan Chase & Co.	4,619,589	2.1
265,600		Metlife, Inc.	8,281,408	3.8
			35,134,740	16.0
		Health Care: 15.5%
194,044	@	Alere, Inc.	4,480,476	2.0
206,965	@	Community Health Systems, Inc.	3,611,539	1.6
244,581	@	Gilead Sciences, Inc.	10,010,700	4.6
208,777	@	Thermo Fisher Scientific, Inc.	9,388,702	4.3
99,775	@	Varian Medical Systems, Inc.	6,697,896	3.0
			34,189,313	15.5
		Industrials: 1.2%
128,000	@	Oshkosh Truck Corp.	2,736,640	1.2

		Information Technology: 24.3%
232,429	@	Amdocs Ltd.	6,631,199	3.0
4,400	@	Apple, Inc.	1,782,000	0.8
109,523		Corning, Inc.	1,421,609	0.6
345,597	@	Dell, Inc.	5,056,084	2.3
15,731	@	Google, Inc. - Class A	10,160,653	4.6
338,200		Hewlett-Packard Co.	8,712,032	4.0
107,600	@	Juniper Networks, Inc.	2,196,116	1.0
833,202	@	MEMC Electronic Materials, Inc.	3,282,816	1.5
169,474		Microsoft Corp.	4,399,545	2.0
302,638	@	ON Semiconductor Corp.	2,336,365	1.1
458,900	@	Yahoo!, Inc.	7,402,057	3.4
			53,380,476	24.3
		Materials: 6.4%
774,800		Tokyo Steel Manufacturing Co., Ltd.	6,275,958	2.9
290,837	L	United States Steel Corp.	7,695,547	3.5
			13,971,505	6.4
		Telecommunications: 4.6%
955		KDDI Corp.	6,133,300	2.8
236,002	@	Level 3 Communications, Inc.	4,009,674	1.8
			10,142,974	4.6
		Total Common Stock (Cost $236,033,765)	210,856,458	95.8

Principal Amount†
CORPORATE BONDS/NOTES: 0.5%
	Telecommunications: 0.5%
891,000	Level 3 Communications, Inc., 6.500%, 10/01/16	1,088,134	0.5

	Total Corporate Bonds/Notes (Cost $891,000)	1,088,134	0.5

	Total Long-Term Investments (Cost $236,924,765)	211,944,592	96.3

SHORT-TERM INVESTMENTS: 6.9%
	Securities Lending Collateral(cc)(1): 3.2%
1,679,761	BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $1,679,772, collateralized by various U.S. Government Agency Obligations, 5.000%-6.000%, Market Value plus accrued interest $1,713,356, due 05/15/24-04/15/41)	1,679,761	0.8
1,679,761	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,679,783, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $1,713,356, due 06/01/17-09/01/44)	1,679,761	0.8

See Accompanying Notes to Financial Statements

103

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(cc)(1) (continued)
1,679,761	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,679,776, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,713,356, due 01/19/12-12/20/41)	$1,679,761	0.7
353,635	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $353,639, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $360,708, due 06/28/12-11/01/41)	353,635	0.1
1,679,761	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $1,679,765, collateralized by various U.S. Government Securities, 1.875%-4.000%, Market Value plus accrued interest $1,713,359, due 02/15/15-06/30/15)	1,679,761	0.8
		7,072,679	3.2

Shares
	Mutual Funds: 3.7%
8,167,794	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $8,167,794)	8,167,794	3.7

	Total Short-Term Investments (Cost $15,240,473)	15,240,473	6.9

	Total Investments in Securities (Cost $252,165,238)	$227,185,065	103.2
	Liabilities in Excess of Other Assets	(7,077,865)	(3.2)
	Net Assets	$220,107,200	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

	Cost for federal income tax purposes is $254,654,302.

	Net unrealized depreciation consists of:

	Gross Unrealized Appreciation	$12,690,604
	Gross Unrealized Depreciation	(40,159,841)
	Net Unrealized Depreciation	$(27,469,237)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

104

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$30,838,789	$—	$—	$30,838,789
Energy	20,765,830	9,696,191	—	30,462,021
Financials	35,134,740	—	—	35,134,740
Health Care	34,189,313	—	—	34,189,313
Industrials	2,736,640	—	—	2,736,640
Information Technology	53,380,476	—	—	53,380,476
Materials	7,695,547	6,275,958	—	13,971,505
Telecommunications	4,009,674	6,133,300	—	10,142,974
Total Common Stock	188,751,009	22,105,449	—	210,856,458
Corporate Bonds/Notes	—	1,088,134	—	1,088,134
Short-Term Investments	8,167,794	7,072,679	—	15,240,473
Total Investments, at value	$196,918,803	$30,266,262	$—	$227,185,065

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year endedDecember 31, 2011.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

105

PORTFOLIO OF INVESTMENTS
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.6%
		Consumer Discretionary: 15.7%
11,300	@	Amazon.com, Inc.	$1,956,030	1.4
24,100	@	Apollo Group, Inc. - Class A	1,298,267	0.9
60,300		Carnival Corp.	1,968,192	1.4
38,300		Coach, Inc.	2,337,832	1.7
128,500		Comcast Corp. — Class A	3,046,735	2.2
56,800	@,L	GameStop Corp.	1,370,584	1.0
83,300	@	General Motors Co.	1,688,491	1.2
90,000		International Game Technology	1,548,000	1.1
40,100		Kohl’s Corp.	1,978,935	1.4
82,900		Time Warner, Inc.	2,996,006	2.1
39,400		Viacom - Class B	1,789,154	1.3
			21,978,226	15.7
		Consumer Staples: 6.1%
30,300		Colgate-Palmolive Co.	2,799,417	2.0
92,700		Kraft Foods, Inc.	3,463,272	2.5
90,300		Kroger Co.	2,187,066	1.6
			8,449,755	6.1
		Energy: 11.9%
30,900		Baker Hughes, Inc.	1,502,976	1.1
38,200		Ensco International PLC ADR	1,792,344	1.3
21,600		EOG Resources, Inc.	2,127,816	1.5
34,700		ExxonMobil Corp.	2,941,172	2.1
39,000		Hess Corp.	2,215,200	1.6
152,800	@	McDermott International, Inc.	1,758,728	1.3
58,000		Noble Corp.	1,752,760	1.2
35,700		Peabody Energy Corp.	1,182,027	0.8
47,700	@	Ultra Petroleum Corp.	1,413,351	1.0
			16,686,374	11.9
		Financials: 15.2%
37,700		Aflac, Inc.	1,630,902	1.2
77,400		Annaly Capital Management, Inc.	1,235,304	0.9
106,679		Citigroup, Inc.	2,806,725	2.0
6,000		CME Group, Inc.	1,462,020	1.0
79,700	@	Invesco Ltd.	1,601,173	1.1
87,200		JPMorgan Chase & Co.	2,899,400	2.1
55,900		Metlife, Inc.	1,742,962	1.3
119,800		Morgan Stanley	1,812,574	1.3
79,300		US Bancorp.	2,145,065	1.5
140,200		Wells Fargo & Co.	3,863,912	2.8
			21,200,037	15.2
		Health Care: 14.4%
38,200	@	Acorda Therapeutics, Inc.	910,688	0.6
25,900	@	Alexion Pharmaceuticals, Inc.	1,851,850	1.3
15,000		Allergan, Inc.	1,316,100	0.9
71,300	@	Amylin Pharmaceuticals, Inc.	811,394	0.6
36,300		Baxter International, Inc.	1,796,124	1.3
7,400	@	Bio-Rad Laboratories, Inc.	710,696	0.5
38,800	@	Gilead Sciences, Inc.	1,588,084	1.1
56,800	@	HCA Holdings, Inc.	1,251,304	0.9
49,700	@	Hospira, Inc.	1,509,389	1.1
63,000		Medtronic, Inc.	2,409,750	1.7
72,873		Merck & Co., Inc.	2,747,312	2.0
33,400		Teva Pharmaceutical Industries Ltd. ADR	1,348,024	1.0
38,300		UnitedHealth Group, Inc.	1,941,044	1.4
			20,191,759	14.4
		Industrials: 10.6%
37,500		Boeing Co.	2,750,625	2.0
29,800		FedEx Corp.	2,488,598	1.8
45,800		General Dynamics Corp.	3,041,578	2.2
174,100	@	Hertz Global Holdings, Inc.	2,040,452	1.4
57,400		Illinois Tool Works, Inc.	2,681,154	1.9
97,700		Textron, Inc.	1,806,473	1.3
			14,808,880	10.6
		Information Technology: 16.1%
101,400	@	Adobe Systems, Inc.	2,866,578	2.0
14,000	@	Apple, Inc.	5,670,000	4.1
74,100	@	Atmel Corp.	600,210	0.4
43,200		Broadcom Corp.	1,268,352	0.9
138,900		Cisco Systems, Inc.	2,511,312	1.8
61,300		Hewlett-Packard Co.	1,579,088	1.1
117,400		Intersil Corp.	1,225,656	0.9
6,000		Qualcomm, Inc.	328,200	0.2
49,100	@	ServiceSource International, Inc.	770,379	0.6
69,600	@	Skyworks Solutions, Inc.	1,128,912	0.8
150,500	@	Symantec Corp.	2,355,325	1.7
21,900		Visa, Inc.	2,223,507	1.6
			22,527,519	16.1
		Materials: 3.9%
52,800		Celanese Corp.	2,337,456	1.7
72,500		Dow Chemical Co.	2,085,100	1.5
14,100	L	Martin Marietta Materials, Inc.	1,063,281	0.7
			5,485,837	3.9
		Utilities: 2.7%
42,900		Edison International	1,776,060	1.3
31,600		NextEra Energy, Inc.	1,923,808	1.4
			3,699,868	2.7
		Total Common Stock (Cost $129,808,121)	135,028,255	96.6

See Accompanying Notes to Financial Statements

106

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.6%
7,600	SPDR Trust Series 1	$953,800	0.6

	Total Exchange-Traded Funds (Cost $951,798)	953,800	0.6

	Total Long-Term Investments (Cost $130,759,919)	135,982,055	97.2

Principal Amount†
SHORT-TERM INVESTMENTS: 4.4%
	Securities Lending Collateral(cc)(1): 1.5%
58,668	BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $58,668, collateralized by various U.S. Government Agency Obligations, 5.000%-6.000%, Market Value plus accrued interest $59,841, due 05/15/24-04/15/41)	58,668	0.1
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,000,013, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $1,020,000, due 06/01/17-09/01/44)	1,000,000	0.7
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,000,009, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,020,000, due 01/19/12-12/20/41)	1,000,000	0.7
		2,058,668	1.5

Shares
	Mutual Funds: 2.9%
4,054,031	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $4,054,031)	$4,054,031	2.9

	Total Short-Term Investments (Cost $6,112,699)	6,112,699	4.4

	Total Investments in Securities (Cost $136,872,618)	$142,094,754	101.6
	Liabilities in Excess of Other Assets	(2,291,022)	(1.6)
	Net Assets	$139,803,732	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

	Cost for federal income tax purposes is $138,213,798.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$15,269,528
	Gross Unrealized Depreciation	(11,388,572)
	Net Unrealized Appreciation	$3,880,956

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

107

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$135,028,255	$—	$—	$135,028,255
Exchange-Traded Funds	953,800	—	—	953,800
Short-Term Investments	4,054,031	2,058,668	—	6,112,699
Total Investments, at value	$140,036,086	$2,058,668	$—	$142,094,754

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

108

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)                   Not applicable.

18

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Partners, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 2, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 2, 2012

19